UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	INCOME EQUITY FUND
Ticker Symbol: NOIEX

26	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

31	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

35	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

39	SMALL CAP CORE FUND
Ticker Symbol: NSGRX

62	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

70	U.S. QUALITY ESG FUND
Ticker Symbol: NUESX

74	NOTES TO THE FINANCIAL STATEMENTS

87	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

88	TAX INFORMATION

89	FUND EXPENSES

91	TRUSTEES AND OFFICERS

95	APPROVAL OF MANAGEMENT AGREEMENTS

97	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For much of the 12-month period ended March 31, 2018, stock prices rose with little volatility as investors focused on continued global growth coupled with anticipated benefits from U.S. tax reform. In the final months of the period, volatility levels spiked and stock prices pulled back on concerns surrounding the pace of the U.S. Federal Reserve interest rate hikes and geopolitical tensions stemming from protectionist U.S. trade policy actions. Companies that do not pay a dividend and low-yielding companies significantly outperformed higher-yielding equities during the period. Investors have shown a willingness to pay for growth, shunning companies that pay steady dividends and take a more measured approach to investing capital. The top-performing sectors were information technology and financials, which far outpaced more defensive sectors such as utilities, real estate, telecommunication services and consumer staples.

The Income Equity Fund (the “Fund”) posted a total return of 12.08% in the period, compared with 13.99% for the Fund’s benchmark, the S&P 500® Index. The Fund generally invests in high quality, income-producing stocks, which we believe will generate above-market returns over time. The Fund’s allocation to higher-dividend-yielding securities detracted from performance, as these stocks significantly lagged the market. During the period, the Fund’s allocation to high quality issues had a negative effect on performance. Stock selection within the consumer discretionary and industrials sectors added to returns, while selection within information technology and consumer staples detracted.

As equity prices have increased, dividend yields have declined and the contribution of company buybacks to earnings-per-share has decreased as well. With stronger after-tax cash flows and repatriated overseas cash in the wake of federal tax changes, we expect these trends to reverse in 2018. As monetary policy becomes less accommodative, we believe that the importance of company fundamentals will stand out and that the Fund will benefit accordingly. We intend to maintain our exposure to companies that exhibit prudent use of shareholder capital, focusing on total return.

PORTFOLIO MANAGERS

CHRISTOPHER SHIPLEY With Northern Trust since 2000
JEFF SAMPSON With Northern Trust since 1999
REED LAMAR With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INCOME EQUITY FUND	12.08%	10.05%	8.69%	8.79%
S&P 500® INDEX	13.99	13.31	9.49	9.81

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economies experienced strong growth over the 12-month period ended March 31, 2018, with contributions from industrial production, retail sales and employment. While market volatility remained at historic lows for much of the period, geopolitical events led to a spike in market volatility during the first quarter of 2018. The U.S. Federal Reserve incrementally increased the target for its benchmark overnight lending rate three times during the period. At the same time, the long end of the yield curve has been held down by the accommodative posture of other central banks globally. The European Central Bank, the Bank of England and the Bank of Japan have kept their short-term interest rates near zero, helping to support risk sentiment. Accommodative central bank policies, stable inflation, strong manufacturing reports and moderate oil prices provided a supportive environment for global economic growth. The “risk-on” trade defined most of the period, with the exception of a short interval in the second half of 2017. Positive performance across regions was led by high volatility, momentum and growth stocks. The momentum factor was strong throughout the period, with the best performance in Europe. The value factor was negative for the 12-month period, with only a few upticks in performance. The quality factor was generally weak across regions, with Japan the exception.

The International Equity Fund (the “Fund”) returned 13.73% during the 12-month period ended March 31, 2018, compared to the MSCI EAFE® Index benchmark return of 14.80%. Despite the large return dispersions across economic sectors, stock selection was the biggest driver of the Fund’s relative performance, while sector allocation was broadly neutral. Stock selection was strongest within the consumer staples and real estate sectors, and weakest within health care and industrial sectors.

Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. By focusing on inexpensive, high quality securities and prudent risk management, we believe that the Fund has the potential to deliver attractive long-term performance. We also believe that the Fund is positioned to benefit as the market began to look beyond the broad economic data and refocus on company fundamentals.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERNATIONAL EQUITY FUND	13.73%	5.73%	2.65%	4.90%
MSCI EAFE® INDEX	14.80	6.50	2.74	5.26

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2018 was exceptionally favorable for the U.S. economy, which was further strengthened by the passage of a U.S. tax reform bill that lowered corporate tax rates. Corporate profits grew by more than 15% year over year in the fourth quarter of 2017 before the implementation of tax reform, and are expected to grow by approximately 25% during the first quarter of 2018. Manufacturing growth remained strong, inflation was stable and nearly 2.5 million jobs were created during the past 12 months, all supporting the U.S. economy, which is expected to show growth of nearly 3% in 2018. The improved economic conditions have provided an environment for the U.S. Federal Reserve to resume increasing its benchmark overnight lending rate.

The 12-month reporting period saw performance led by momentum stocks, as investors favored stocks with a positive price trend. Growth and high volatility stocks also outperformed during the 12-month reporting period ended March 31, 2018. By contrast, the value factor was especially weak, with percentage returns for the least expensive securities lagging those for the most expensive securities by double digits. The weakness in the value factor has largely been driven by a relative handful of information technology and consumer discretionary securities that significantly outperformed the market. The quality factor had mixed results. High dividend, “bond proxy” sectors such as consumer staples, utilities and telecommunication services underperformed as longer-term Treasury yields moved higher over the course of late January and early February 2018.

The Large Cap Core Fund (the “Fund”) returned 14.34% during the 12-month period ended March 31, 2018, as compared to 13.99% for the Fund’s benchmark, the S&P 500® Index. Despite large differences in returns among economic sectors, stock selection was the principal driver of the Fund’s relative performance, with sector allocation broadly neutral. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Positive contributions to Fund performance were led by holdings oriented toward quality and momentum (a measure of market sentiment), while value-oriented holdings underperformed. The Fund’s relative performance was supported in significant part by strong stock selection within energy, as the inexpensive companies within the sector outperformed.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05
LARGE CAP CORE FUND	14.34%	12.67%	9.21%	7.76%
S&P 500® INDEX	13.99	13.31	9.49	8.42

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month reporting period ended March 31, 2018, a synchronized rally in global growth led major U.S. indices to record levels. Strong market performance was supported by better than expected growth in earnings and improving margins across many sectors. Investor sentiment was further bolstered by a sweeping U.S. tax reform bill that cut the corporate tax rate from 35% to 21%. Economic strength supported a more hawkish U.S. Federal Reserve, which increased the policy rate three times during the period, with the potential for several more rate hikes in the coming months. Toward the end of the period, however, labor market inflation pressures and the threat of an escalating trade war with China led to a marked spike in volatility and caused stocks to retreat from the highs reached in January 2018. Growth stocks handily outpaced stocks presenting attractive valuations over the 12-month period. Investors particularly avoided high-yielding stocks, which weighed on the performance of the value factor. The valuation spread between high and low quality stocks, as defined by our proprietary quality model, was fairly modest throughout much of the period. Instead, investors expressed risk aversion by rewarding stocks with less market sensitivity as market volatility crept higher.

The Large Cap Value Fund (the “Fund”) posted a total return of 6.43% for the period, compared with 6.95% for the Fund’s benchmark, the Russell 1000® Value Index. The Fund’s proprietary definition of value, which includes both contemporaneous as well as normalized (smoothed) valuation measurements, outperformed value as defined by the benchmark, contributing to performance. Stock selection was strongest within the consumer discretionary, energy and consumer staples sectors, where investing at the intersection of value and quality contributed to performance. The Fund’s higher quality bias within industrials and health care sectors detracted, as companies that engaged in higher levels of investment relative to peers outperformed more conservative companies within these sectors. The Fund’s value bias led to unfavorable stock selection within financial sectors.

In the near term, U.S. government policies will likely continue to impact investor sentiment and introduce volatility to the markets. The Fund will continue to seek to invest in high quality companies trading at a discount relative to their peers.

PORTFOLIO MANAGERS

SRIDHAR KANCHARLA With Northern Trust since 2007
MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00
LARGE CAP VALUE FUND	6.43%	10.04%	6.76%	6.25%
RUSSELL 1000® VALUE INDEX	6.95	10.78	7.78	7.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Core Fund’s 12-month reporting period ended March 31, 2018 was characterized by large performance differences among sectors, styles and characteristics. Small-cap stocks trailed large cap stocks, and the growth style significantly outpaced value style within the small-cap segment. Although global economic and policy concerns appeared to reduce investor risk appetite during February 2018 and March 2018, rising interest rates reduced the appeal of traditional defensive sectors. “Bond proxy” stocks, including many in the real estate, utilities and consumer staples sectors — lagged as stimulative fiscal policies and stronger growth led to a rise in U.S. Treasury yields. Companies with lower quality ratings (as defined by our proprietary quality model), including those with negative earnings, generally outperformed. More highly valued stocks also produced above market returns, as expected growth took precedence over valuations.

The Small Cap Core Fund (the “Fund”) returned 10.66% for the period and lagged the 11.79% return of its benchmark, the Russell 2000® Index for the same period. The Fund’s bias toward higher quality stocks, which lagged in the period, was the primary cause of its underperformance. This aspect of our positioning contributed to weak results in the health care, consumer discretionary and information technology sectors. In both technology and health care sectors, stocks rated “no buy” by our proprietary quality model outperformed the sector by more than six percentage points. More generally, companies without earnings outpaced profitable companies in both sectors. The relative weakness in the health care sector largely stemmed from our positioning in the biotechnology industry, where stocks we rated as low quality returned more than 50%. Similarly, our positioning in the software and services industry — where low-quality stocks had returns greater than 80% for the reporting period — had a significant impact on results in the technology sector.

Our stock selection produced better results within the energy sector, where the Fund’s avoidance of lower quality stocks added to performance. While micro-cap stocks (those with market capitalizations of less than $350 million) outperformed and contributed to returns, the benefit was not sufficient to overcome headwinds from the higher quality bias within the Fund as a whole.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99
SMALL CAP CORE FUND	10.66%	11.35%	9.82%	7.60%
RUSSELL 2000® INDEX	11.79	11.47	9.84	8.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The small-cap value category trailed both large-cap and small-cap growth stocks during the 12-month reporting period ended March 31, 2018, as the demand for cyclical and higher-growth sectors contributed to outperformance for more highly valued and/or lower quality companies. “Bond proxy” stocks — including many in the real estate, utilities and consumer staples sectors — lagged as stimulative fiscal policies and stronger growth led to a rise in U.S. Treasury yields. Although there were brief interludes in the relative strength of lower quality and higher-risk stocks, the growth theme remained dominant. This trend was a significant headwind for the Small Cap Value Fund, which favors higher quality and reasonably priced stocks, and seeks to maintain exposure to all of the sectors represented in the benchmark.

The Small Cap Value Fund (the “Fund”) returned 3.76% for the period and trailed the 5.13% return of its benchmark, the Russell 2000® Value Index for the same period. Weak stock selection within the consumer discretionary, financials and health care sectors played the largest role in the Fund’s underperformance. Within the consumer discretionary sector, companies rated “buy” by our proprietary stock selection model lagged lower-rated companies rated “sell” by almost 4.5 percentage points. The most significant shortfall occurred in the specialty retail, auto components and media industries. Conversely, stock selection contributed to performance in the materials, telecommunication services and utilities sectors. While sector allocation made a positive contribution, the benefit was not sufficient to counter the adverse effect of stock selection.

Generally, lower quality stocks as defined by our proprietary model outperformed their higher-rated counterparts. Profitability was generally a favorable attribute, as stocks without earnings and those in the lower quintile of return on equity underperformed. However, weaker stock selection reduced the advantage of the Fund’s higher exposure to stocks with this characteristic. Valuation was a mixed predictor of returns. Stocks with lower price-to-earnings ratios typically outperformed, but the opposite was true for stocks with lower price-to-book or price-to-cash-flow ratios. Higher volatility stocks delivered higher returns across a variety of sectors, but the effect was particularly notable within technology and health care sectors — areas in which the Fund’s quality bias led to underweights to the highest volatility stocks.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
SMALL CAP VALUE FUND	3.76%	10.38%	9.33%	10.06%
RUSSELL 2000® VALUE INDEX	5.13	9.96	8.61	10.16

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Quality ESG Fund (the “Fund”) launched on October 2, 2017. The Fund returned 5.17% during the period October 2, 2017 through March 31, 2018, trailing the 5.41% return of its benchmark, the Russell 1000® Index for the same period. The positive return for the Index reflects optimism about global growth, historically low unemployment and the anticipated benefits from tax reform. Together, these factors helped fuel investors’ appetite for risk over the first four months of the period. February 2018 and March 2018 brought the return of volatility, however, as concerns regarding monetary policy and the rumblings of an imminent trade war were enough to overcome the upbeat sentiment. Despite the positive market returns, there was no shortage of environmental, social and governance (“ESG”)-related risk. Investors took greater notice of related events and actively engaged company management teams, while companies also took action by incorporating ESG considerations into their business models.

Stocks with stronger relative ESG profiles outperformed markedly during the period, with the top-rated securities outperforming all other rating categories. The Fund’s ESG mandate therefore had a positive impact on results, but the benefit was offset by our underweight to low quality companies given the strong relative performance of this market segment.

Both sustainability-minded and total-return-focused investors continue to look for ways to incorporate an ESG approach into their equity portfolios. While the motivations may differ, both seek the same end goal of sustainability. The Fund will continue investing in financially sound companies that manage their non-financial ESG risks well. We believe that incorporating both a financial lens and the non-financial lens of ESG content into the portfolio construction process offers the potential to generate positive relative performance over the long term.

PORTFOLIO MANAGERS

JEFF SAMPSON With Northern Trust since 1999
PETER M. ZYMALI With Northern Trust since 2002

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	SINCE INCEPTION 10/02/17
U.S. QUALITY ESG FUND	5.17%
RUSSELL 1000® INDEX	5.41

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on net capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 97.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP VALUE FUND
ASSETS:
Investments, at value	$215,194	$258,502	$243,888	$89,278
Investments in affiliates, at value	1,606	1,332	451	483
Cash held at broker	–	314	–	–
Foreign currencies held at broker, at value (restricted $233)	–	233 (1)	–	–
Foreign currencies, at value (cost $2,462)	–	2,463	–	–
Dividend income receivable	398	1,134	250	131
Receivable for foreign tax reclaims	–	605	–	–
Receivable for securities sold	–	3,584	–	–
Receivable for variation margin on futures contracts	–	–	–	–
Receivable for fund shares sold	159	7	324	13
Receivable from investment adviser	4	7	7	4
Prepaid and other assets	7	7	2	2
Total Assets	217,368	268,188	244,922	89,911
LIABILITIES:
Cash overdraft	–	–	–	–
Payable for securities purchased	–	5,050	–	–
Payable for variation margin on futures contracts	–	–	–	–
Payable for fund shares redeemed	30	151	36	25
Distributions payable to shareholders	–	–	1	–
Payable to affiliates:
Management fees	39	24	20	9
Custody fees	2	8	5	–
Shareholder servicing fees	39	3	7	13
Transfer agent fees	1	1	1	–
Trustee fees	3	9	16	7
Accrued other liabilities	40	40	38	43
Total Liabilities	154	5,286	124	97
Net Assets	$217,214	$262,902	$244,798	$89,814
ANALYSIS OF NET ASSETS:
Capital stock	$161,737	$264,370	$204,278	$97,921
Accumulated undistributed net investment income	67	4,626	63	351
Accumulated undistributed net realized gain (loss)	185	(386)	(561)	(105)
Net unrealized appreciation (depreciation)	55,225	(5,708)	41,018	(8,353)
Net Assets	$217,214	$262,902	$244,798	$89,814
Shares Outstanding ($.0001 par value, unlimited authorization)	15,557	25,874	12,965	5,673
Net Asset Value, Redemption and Offering Price Per Share	$13.96	$10.16	$18.88	$15.83
Investments, at cost	$159,912	$264,218	$202,849	$97,611
Investments in affiliates, at cost	1,606	1,332	451	483

(1)	Costs associated with foreign currencies held at broker is $230.

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$459,408	$3,472,998	$22,860
6,317	50,643	–
–	–	–
–	–	–
–	–	–
499	5,497	30
–	–	–
251	13,112	1,041
–	24	–
325	2,447	10
14	101	16
3	21	1
466,817	3,544,843	23,958

–	–	3
–	–	1,056
4	–	–
136	4,149	–
–	–	–

56	641	2
5	7	2
59	1,351	–
1	10	–
4	10	–
40	147	41
305	6,315	1,104
$466,512	$3,538,528	$22,854

$299,477	$2,442,324	$22,690
2,654	477	16
2,007	(6,281)	(21)
162,374	1,102,008	169
$466,512	$3,538,528	$22,854
18,315	155,832	2,184
$25.47	$22.71	$10.46
$296,875	$2,370,106	$22,691
6,317	50,643	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP VALUE FUND
INVESTMENT INCOME:
Dividend income	$6,630	$6,716 (2)	$4,602	$2,456
Dividend income from investments in affiliates	18	20	9	6
Interest income	2	–	2	1
Total Investment Income	6,650	6,736	4,613	2,463
EXPENSES:
Management fees	2,190	1,380	919	582
Custody fees	35	235	62	34
Transfer agent fees	34	33	31	14
Blue sky fees	16	16	26	20
SEC fees	1	1	1	1
Printing fees	62	58	81	61
Audit fees	19	19	20	19
Legal fees	19	19	21	19
Shareholder servicing fees	150	10	20	43
Trustee fees	10	10	18	9
Other	17	18	20	30
Total Expenses	2,553	1,799	1,219	832
Less expenses reimbursed by investment adviser	(233)	(676)	(264)	(296)
Net Expenses	2,320	1,123	955	536
Net Investment Income	4,330	5,613	3,658	1,927
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	11,671	36,174	9,140	18,449
Options written	178	–	–	–
Futures contracts	303	235	226	90
Foreign currency transactions	–	224	–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	10,337	(18,707)	14,941	(14,619)
Futures contracts	(51)	(40)	(23)	(20)
Foreign currency translations	–	78	–	–
Net Gains	22,438	17,964	24,284	3,900
Net Increase in Net Assets Resulting from Operations	$26,768	$23,577	$27,942	$5,827

(1)	Commenced investment operations on October 2, 2017.
(2)	Net of $584 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2018

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND(1)

$6,076	$67,295	$137
104	706	1
8	123	–
6,188	68,124	138

3,203	35,599	29
101	414	34
72	562	1
28	54	27
1	3	1
59	263	21
19	42	16
19	42	7
223	5,171	–
10	48	5
17	59	5
3,752	42,257	146
(614)	(4,709)	(116)
3,138	37,548	30
3,050	30,576	108

16,393	225,697	(21)
–	–	–
1,655	14,583	–
–	–	–
27,593	(124,068)	169
(214)	(3,337)	–
–	–	–
45,427	112,875	148
$48,477	$143,451	$256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP VALUE FUND
Amounts in thousands	2018	2017	2018	2017	2018	2017	2018	2017
OPERATIONS:
Net investment income	$4,330	$4,865	$5,613	$2,544	$3,658	$2,500	$1,927	$1,658
Net realized gains (losses)	12,152	8,194	36,633	13,886	9,366	4,217	18,539	8,793
Net change in unrealized appreciation (depreciation)	10,286	15,038	(18,669)	2,820	14,918	11,607	(14,639)	6,013
Net Increase in Net Assets Resulting from Operations	26,768	28,097	23,577	19,250	27,942	18,324	5,827	16,464
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(23,186)	(30,088)	87,541	(15,177)	95,999	(32,774)	(7,686)	(10,258)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(23,186)	(30,088)	87,541	(15,177)	95,999	(32,774)	(7,686)	(10,258)
DISTRIBUTIONS PAID:
From net investment income	(4,293)	(4,902)	(3,000)	(2,400)	(3,618)	(2,521)	(2,181)	(1,400)
From net realized gains	(12,586)	(2,136)	–	–	(2,780)	–	–	–
Total Distributions Paid	(16,879)	(7,038)	(3,000)	(2,400)	(6,398)	(2,521)	(2,181)	(1,400)
Total Increase (Decrease) in Net Assets	(13,297)	(9,029)	108,118	1,673	117,543	(16,971)	(4,040)	4,806
NET ASSETS:
Beginning of year	230,511	239,540	154,784	153,111	127,255	144,226	93,854	89,048
End of year	$217,214	$230,511	$262,902	$154,784	$244,798	$127,255	$89,814	$93,854
Accumulated Undistributed Net Investment Income	$67	$30	$4,626	$659	$63	$23	$351	$605

(1)	Commenced investment operations on October 2, 2017.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND		SMALL CAP VALUE FUND		U.S. QUALITY ESG FUND
2018	2017	2018	2017	2018(1)

$3,050	$3,028	$30,576	$29,229	$108
18,048	5,535	240,280	116,593	(21)
27,379	89,109	(127,405)	550,901	169
48,477	97,672	143,451	696,723	256

(52,197)	82,463	(37,591)	247,481	22,690
(52,197)	82,463	(37,591)	247,481	22,690

(700)	(3,000)	(31,623)	(32,800)	(92)
(19,711)	(475)	(312,760)	(48,664)	–
(20,411)	(3,475)	(344,383)	(81,464)	(92)
(24,131)	176,660	(238,523)	862,740	22,854

490,643	313,983	3,777,051	2,914,311	–
$466,512	$490,643	$3,538,528	$3,777,051	$22,854
$2,654	$371	$477	$1,635	$16

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$13.39	$12.22	$12.74	$15.82	$14.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.27	0.27	0.37	0.30
Net realized and unrealized gains (losses)	1.36	1.29	(0.09)	1.02	1.80
Total from Investment Operations	1.63	1.56	0.18	1.39	2.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.27)	(0.27)	(0.56)	(0.24)
From net realized gains	(0.79)	(0.12)	(0.43)	(3.91)	(0.56)
Total Distributions Paid	(1.06)	(0.39)	(0.70)	(4.47)	(0.80)
Net Asset Value, End of Year	$13.96	$13.39	$12.22	$12.74	$15.82
Total Return(1)	12.08%	12.94%	1.62%	9.40%	14.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$217,214	$230,511	$239,540	$331,857	$390,616
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.01%	1.01%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.11%	1.15%	1.13%	1.16%	1.25%
Net investment income, net of reimbursements and credits(2)	1.88%	2.07%	2.12%	2.22%	1.96%
Net investment income, before reimbursements and credits	1.78%	1.93%	1.99%	2.06%	1.71%
Portfolio Turnover Rate	23.14%	32.17%	13.14%	109.84%	14.34%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $3,000 and $5,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively and approximately $3,000, $2,000 and $7,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.06	$8.12		$9.39	$10.05	$8.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.14		0.17	0.20	0.31
Net realized and unrealized gains (losses)	1.01	0.93		(1.27)	(0.51)	1.39
Total from Investment Operations	1.22	1.07		(1.10)	(0.31)	1.70
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.12)	(0.13)		(0.17)	(0.35)	(0.15)
From net realized gains	–	–		–	–	(0.03)
Total Distributions Paid	(0.12)	(0.13)		(0.17)	(0.35)	(0.18)
Net Asset Value, End of Year	$10.16	$9.06		$8.12	$9.39	$10.05
Total Return(2)	13.50%	13.32%		(11.78)%	(2.91)%	19.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$262,902	$154,784		$153,111	$211,645	$253,233
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.51%	0.93	%(4)	1.08%	1.09%	1.06%
Expenses, before reimbursements and credits	0.81%	1.23%		1.22%	1.26%	1.32%
Net investment income, net of reimbursements and credits(3)	2.53%	1.67	%(4)	1.66%	2.02%	3.00%
Net investment income, before reimbursements and credits	2.23%	1.37%		1.52%	1.85%	2.74%
Portfolio Turnover Rate	101.53%	101.07%		12.78%	13.02%	16.09%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $3,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, $1,000 which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$16.98	$15.10		$15.42	$14.11	$11.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.30		0.28	0.21	0.20
Net realized and unrealized gains (losses)	2.11	1.88		(0.32)	1.30	2.68
Total from Investment Operations	2.42	2.18		(0.04)	1.51	2.88
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)	(0.30)		(0.28)	(0.20)	(0.20)
From net realized gains	(0.21)	—		—	—	—
Total Distributions Paid	(0.52)	(0.30)		(0.28)	(0.20)	(0.20)
Net Asset Value, End of Year	$18.88	$16.98		$15.10	$15.42	$14.11
Total Return(1)	14.34%	14.60%		(0.22)%	10.81%	25.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$244,798	$127,255		$144,226	$169,711	$25,553
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.49	%(3)	0.59%	0.62%	0.62%
Expenses, before reimbursements and credits	0.58%	0.63%		0.59%	0.83%	1.47%
Net investment income, net of reimbursements and credits(2)	1.75%	1.85	%(3)	1.82%	1.57%	1.69%
Net investment income, before reimbursements and credits	1.63%	1.71%		1.82%	1.36%	0.84%
Portfolio Turnover Rate	50.70%	66.77%		56.10%	41.81%	95.11%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable fees, incurred in connection with the investment cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015 and 2014, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$15.22	$12.95		$13.99	$13.00	$10.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.27		0.22	0.23	0.38
Net realized and unrealized gains (losses)	0.64	2.22		(1.04)	1.12	2.03
Total from Investment Operations	0.99	2.49		(0.82)	1.35	2.41
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.22)		(0.22)	(0.36)	(0.25)
Total Distributions Paid	(0.38)	(0.22)		(0.22)	(0.36)	(0.25)
Net Asset Value, End of Year	$15.83	$15.22		$12.95	$13.99	$13.00
Total Return(1)	6.43%	19.29%		(5.87)%	10.39%	22.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$89,814	$93,854		$89,048	$104,545	$108,899
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.58%	0.63	%(3)	0.87%	0.86%	0.85%
Expenses, before reimbursements and credits	0.90%	1.12%		1.09%	1.18%	1.32%
Net investment income, net of reimbursements and credits(2)	2.08%	1.80	%(3)	1.58%	1.47%	2.87%
Net investment income, before reimbursements and credits	1.76%	1.31%		1.36%	1.15%	2.40%
Portfolio Turnover Rate	110.59%	71.22%		60.22%	125.47%	23.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable fees, incurred in connection with the investment cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively and approximately $1,000, $1,000 and $3,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$24.01	$19.56		$22.26	$21.19	$18.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.13		0.11	0.12	0.10
Net realized and unrealized gains (losses)	2.40	4.48		(2.15)	2.00	4.41
Total from Investment Operations	2.57	4.61		(2.04)	2.12	4.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)	(0.14)		(0.12)	(0.11)	(0.07)
From net realized gains	(1.07)	(0.02)		(0.54)	(0.94)	(1.64)
Total Distributions Paid	(1.11)	(0.16)		(0.66)	(1.05)	(1.71)
Net Asset Value, End of Year	$25.47	$24.01		$19.56	$22.26	$21.19
Total Return(1)	10.66%	23.57%		(9.18)%	10.33%	24.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$466,512	$490,643		$313,983	$279,689	$189,239
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.65%	0.67	%(3)	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.78%	0.88%		0.92%	0.96%	1.22%
Net investment income, net of reimbursements and credits(2)	0.64%	0.67	%(3)	0.59%	0.67%	0.46%
Net investment income (loss), before reimbursements and credits	0.51%	0.46%		0.42%	0.46%	(0.01)%
Portfolio Turnover Rate	6.28%	16.21%		14.31%	12.84%	6.24%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and approximately $12,000, $2,000 and $4,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014 , respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.65%. Prior to June 15, 2016, the expense limitation had been 0.75%.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$24.00	$19.81	$21.61	$21.13	$18.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.19	0.24	0.20	0.17
Net realized and unrealized gains (losses)	0.79	4.55	(1.17)	1.40	4.09
Total from Investment Operations	0.99	4.74	(0.93)	1.60	4.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.22)	(0.23)	(0.19)	(0.16)
From net realized gains	(2.07)	(0.33)	(0.64)	(0.93)	(1.40)
Total Distributions Paid	(2.28)	(0.55)	(0.87)	(1.12)	(1.56)
Net Asset Value, End of Year	$22.71	$24.00	$19.81	$21.61	$21.13
Total Return(1)	3.76%	23.82%	(4.22)%	7.80%	23.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,538,528	$3,777,051	$2,914,311	$3,007,717	$2,641,432
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.13%	1.22%	1.23%	1.26%	1.40%
Net investment income, net of reimbursements and credits(2)	0.82%	0.89%	1.13%	0.97%	0.85%
Net investment income, before reimbursements and credits	0.69%	0.67%	0.90%	0.71%	0.45%
Portfolio Turnover Rate	18.65%	11.48%	25.31%	16.22%	20.70%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $119,000 and $184,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively and approximately $91,000, $25,000 and $72,000 which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

FOR THE PERIOD ENDED MARCH 31,

U.S. QUALITY ESG FUND
Selected per share data	2018(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06
Net realized and unrealized gains (losses)	0.46
Total from Investment Operations	0.52
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)
Total Distributions Paid	(0.06)
Net Asset Value, End of Period	$10.46
Total Return(2)	5.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$22,854
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.43%
Expenses, before reimbursements and credits	2.08%
Net investment income, net of reimbursements and credits(4)	1.53	%(5)
Net investment loss, before reimbursements and credits	(0.12	)%(5)
Portfolio Turnover Rate	10.19%

(1)	Commenced investment operations on October 2, 2017.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.01 percent of average net assets for the period from October 2, 2017 (commencement of operations) to March 31, 2018. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	As the Fund commenced investment operations on October 2, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Aerospace & Defense – 7.5%

Boeing (The) Co.	24,397	$7,999

Harris Corp.	12,455	2,009

Lockheed Martin Corp.	18,516	6,257
		16,265

Apparel & Textile Products – 0.7%

VF Corp.	20,875	1,547

Asset Management – 1.6%

Ameriprise Financial, Inc.	9,268	1,371

BlackRock, Inc.	3,725	2,018
		3,389

Banking – 9.0%

Citigroup, Inc.	19,441	1,312

JPMorgan Chase & Co.	81,615	8,975

PNC Financial Services Group (The), Inc.	20,268	3,065

Wells Fargo & Co.	117,542	6,161
		19,513

Biotechnology & Pharmaceuticals – 9.0%

AbbVie, Inc.	60,673	5,743

Allergan PLC	7,185	1,209

Johnson & Johnson	13,675	1,752

Merck & Co., Inc.	84,529	4,604

Pfizer, Inc.	176,524	6,265
		19,573

Chemicals – 3.0%

3M Co.	19,771	4,340

LyondellBasell Industries N.V., Class A	19,766	2,089
		6,429

Consumer Products – 4.6%

Altria Group, Inc.	81,857	5,101

Energizer Holdings, Inc.	22,666	1,351

General Mills, Inc.	27,986	1,261

Kimberly-Clark Corp.	20,155	2,220
		9,933

Electrical Equipment – 0.6%

Emerson Electric Co.	19,066	1,302

Forest & Paper Products – 0.4%

Domtar Corp.	21,692	923

Gaming, Lodging & Restaurants – 3.4%

Las Vegas Sands Corp.	30,443	2,189

McDonald’s Corp.	32,790	5,128
		7,317

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Hardware – 9.4%

Apple, Inc.	71,729	$12,035

Cisco Systems, Inc.	51,745	2,219

Corning, Inc.	19,489	544

HP, Inc.	142,387	3,121

Motorola Solutions, Inc.	12,662	1,333

Western Digital Corp.	12,942	1,194
		20,446

Health Care Facilities & Services – 2.1%

Aetna, Inc.	5,547	938

AmerisourceBergen Corp.	14,706	1,268

CVS Health Corp.	38,875	2,418
		4,624

Industrial Services – 0.6%

MSC Industrial Direct Co., Inc., Class A	14,104	1,293

Insurance – 3.0%

Aflac, Inc.	84,704	3,707

Allstate (The) Corp.	29,888	2,833
		6,540

Machinery – 0.9%

Illinois Tool Works, Inc.	11,857	1,858

Media – 1.0%

Omnicom Group, Inc.	14,600	1,061

Walt Disney (The) Co.	10,590	1,064
		2,125

Medical Equipment & Devices – 1.2%

Baxter International, Inc.	41,162	2,677

Oil, Gas & Coal – 6.5%

Chevron Corp.	29,903	3,410

Exxon Mobil Corp.	46,957	3,503

Helmerich & Payne, Inc.	17,813	1,186

Occidental Petroleum Corp.	32,131	2,087

Valero Energy Corp.	42,660	3,958
		14,144

Real Estate Investment Trusts – 3.8%

Brixmor Property Group, Inc.	85,256	1,300

Chimera Investment Corp.	31,072	541

Host Hotels & Resorts, Inc.	49,592	924

National Retail Properties, Inc.	43,959	1,726

Outfront Media, Inc.	48,676	912

Park Hotels & Resorts, Inc.	41,538	1,122

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Real Estate Investment Trusts – 3.8% – continued

Two Harbors Investment Corp.	42,975	$661

Ventas, Inc.	22,768	1,128
		8,314

Retail – Consumer Staples – 2.0%

Target Corp.	14,600	1,014

Walmart, Inc.	36,690	3,264
		4,278

Retail – Discretionary – 6.7%

Home Depot (The), Inc.	40,016	7,133

Kohl’s Corp.	25,259	1,655

Macy’s, Inc.	92,481	2,750

Nordstrom, Inc.	61,330	2,969
		14,507

Semiconductors – 5.1%

Applied Materials, Inc.	13,720	763

KLA-Tencor Corp.	27,101	2,954

Texas Instruments, Inc.	52,941	5,500

Xilinx, Inc.	27,258	1,969
		11,186

Software – 1.9%

Activision Blizzard, Inc.	42,036	2,836

Intuit, Inc.	7,732	1,340
		4,176

Specialty Finance – 2.4%

American Express Co.	31,107	2,902

Mastercard, Inc., Class A	13,500	2,364
		5,266

Technology Services – 4.8%

Accenture PLC, Class A	35,400	5,434

International Business Machines Corp.	10,659	1,635

Paychex, Inc.	52,895	3,258
		10,327

Telecom – 2.8%

AT&T, Inc.	30,986	1,105

Verizon Communications, Inc.	104,013	4,974
		6,079

Utilities – 5.0%

Consolidated Edison, Inc.	18,420	1,436

DTE Energy Co.	13,689	1,429

Entergy Corp.	32,470	2,558

Exelon Corp.	21,544	840

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Utilities – 5.0% – continued

FirstEnergy Corp.	33,051	$1,124

Vectren Corp.	55,805	3,567
		10,954
Total Common Stocks
(Cost $159,703)		214,985

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (1)(2)	1,605,897	1,606
Total Investment Companies
(Cost $1,606)		1,606

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (3)(4)	$210	$209
Total Short-Term Investments
(Cost $209)		209

Total Investments – 99.8%
(Cost $161,518)		216,800

Other Assets less Liabilities – 0.2%		414
NET ASSETS – 100.0%		$217,214

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2018 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	15	$1,982	Long	6/18	$(57)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	7.3
Energy	6.6
Financials	15.6
Health Care	11.4
Industrials	11.6
Information Technology	22.6
Materials	1.4
Real Estate	3.3
Telecommunications Services	2.8
Utilities	5.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$214,985	$–	$–	$214,985
Investment Companies	1,606	–	–	1,606
Short-Term Investments	–	209	–	209
Total Investments	$216,591	$209	$–	$216,800

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(57)	$–	$–	$(57)

(1)	Classifications as defined in the Schedule of Investments

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1)

Australia – 5.9%

AGL Energy Ltd.	26,250	$440

Aristocrat Leisure Ltd.	29,032	541

Australia & New Zealand Banking Group Ltd.	142,775	2,962

BHP Billiton Ltd.	27,223	602

Caltex Australia Ltd.	2,039	49

CIMIC Group Ltd.	28,292	976

CSL Ltd.	1,718	207

Flight Centre Travel Group Ltd.	40,036	1,762

Fortescue Metals Group Ltd.	434,055	1,453

Harvey Norman Holdings Ltd.	242,515	694

Macquarie Group Ltd.	40,394	3,223

Origin Energy Ltd. *	80,665	545

Sonic Healthcare Ltd.	28,165	497

South32 Ltd.	382,118	952

Stockland	51,351	159

Telstra Corp. Ltd.	119,203	289

Woodside Petroleum Ltd.	2,070	47
		15,398

Austria – 1.3%

ANDRITZ A.G.	8,689	486

Raiffeisen Bank International A.G. *	56,455	2,200

voestalpine A.G.	12,502	656
		3,342

Belgium – 0.9%

Proximus SADP	73,132	2,271

China – 0.6%

Yangzijiang Shipbuilding Holdings Ltd.	1,739,100	1,619

Denmark – 2.8%

Carlsberg A/S, Class B	11,441	1,367

Novo Nordisk A/S, Class B	12,234	602

Vestas Wind Systems A/S	28,886	2,068

William Demant Holding A/S *	89,262	3,324
		7,361

Finland – 1.1%

Neste OYJ	868	60

UPM-Kymmene OYJ	72,913	2,706
		2,766

France – 9.4%

Atos S.E.	8,198	1,123

BNP Paribas S.A.	53,323	3,954

Bouygues S.A.	25,401	1,274

Cie de Saint-Gobain	4,292	227

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

France – 9.4% – continued

Cie Generale des Etablissements Michelin S.C.A.	17,416	$2,574

CNP Assurances	111,373	2,812

Engie S.A.	35,211	588

Eutelsat Communications S.A.	70,947	1,407

Faurecia S.A.	2,264	183

Fonciere Des Regions	15,588	1,721

LVMH Moet Hennessy Louis Vuitton S.E.	4,733	1,460

Peugeot S.A.	4,565	110

Renault S.A.	5,286	642

Sanofi	48,711	3,914

TOTAL S.A.	47,007	2,672
		24,661

Germany – 8.2%

Allianz S.E. (Registered)	11,576	2,616

BASF S.E.	39,030	3,967

Bayer A.G. (Registered)	15,843	1,791

Bayerische Motoren Werke A.G.	19,186	2,082

Covestro A.G. (2)	9,789	964

Deutsche Lufthansa A.G. (Registered)	24,922	796

Deutsche Post A.G. (Registered)	10,142	443

E.ON S.E.	13,567	151

Fraport A.G. Frankfurt Airport Services Worldwide	26,679	2,633

HUGO BOSS A.G.	27,860	2,428

Innogy S.E. (2)	8,541	404

MTU Aero Engines A.G.	1,848	312

RWE A.G. *	21,457	530

Siemens A.G. (Registered)	4,917	627

United Internet A.G. (Registered)	16,701	1,052

Vonovia S.E.	17,034	845
		21,641

Hong Kong – 3.4%

BOC Hong Kong Holdings Ltd.	290,432	1,424

CK Asset Holdings Ltd.	278,231	2,354

CLP Holdings Ltd.	55,436	567

HK Electric Investments & HK Electric Investments Ltd. (2)	342,964	332

Hong Kong & China Gas Co. Ltd.	2,688	6

Link REIT	128,755	1,104

NWS Holdings Ltd.	252,407	460

Sun Hung Kai Properties Ltd.	46,450	740

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

Hong Kong – 3.4% – continued

WH Group Ltd. (2)	1,774,646	$1,908

Wharf Holdings (The) Ltd.	16,167	56
		8,951

Ireland – 0.0%

AerCap Holdings N.V. *	1,149	58

Israel – 1.4%

Bank Leumi Le-Israel B.M.	183,416	1,108

Check Point Software Technologies Ltd. *	24,823	2,466
		3,574

Italy – 1.2%

Atlantia S.p.A.	21,040	652

Enel S.p.A.	185,407	1,136

Mediobanca Banca di Credito Finanziario S.p.A.	63,105	743

Recordati S.p.A.	12,186	452

Terna Rete Elettrica Nazionale S.p.A.	21,238	124
		3,107

Japan – 24.0%

Alfresa Holdings Corp.	119,400	2,657

Asahi Glass Co. Ltd.	11,500	476

Asahi Group Holdings Ltd.	41,800	2,226

Astellas Pharma, Inc.	93,600	1,420

Bandai Namco Holdings, Inc.	25,300	831

Bridgestone Corp.	48,800	2,121

Brother Industries Ltd.	80,500	1,871

Canon, Inc.	34,200	1,238

Central Japan Railway Co.	16,600	3,140

Chubu Electric Power Co., Inc.	10,000	141

Daito Trust Construction Co. Ltd.	12,400	2,143

Daiwa House Industry Co. Ltd.	12,600	486

East Japan Railway Co.	11,400	1,057

Hoya Corp.	27,500	1,371

ITOCHU Corp.	176,400	3,426

Japan Airlines Co. Ltd.	7,600	306

KDDI Corp.	62,675	1,600

Kirin Holdings Co. Ltd.	53,700	1,429

Kuraray Co. Ltd.	16,600	282

Kyocera Corp.	9,200	519

Marubeni Corp.	73,500	532

Medipal Holdings Corp.	600	12

MINEBEA MITSUMI, Inc.	12,800	273

Mitsubishi Chemical Holdings Corp.	195,600	1,894

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

Japan – 24.0% – continued

Mitsubishi Corp.	53,000	$1,426

Mitsubishi UFJ Financial Group, Inc.	236,263	1,548

Mixi, Inc.	23,600	872

Mizuho Financial Group, Inc.	1,201,500	2,161

Nippon Telegraph & Telephone Corp.	4,400	203

Nomura Real Estate Holdings, Inc.	8,400	198

NSK Ltd.	57,300	768

NTT DOCOMO, Inc.	21,500	549

ORIX Corp.	44,700	788

Osaka Gas Co. Ltd.	11,400	225

Resona Holdings, Inc.	162,300	857

Rohm Co. Ltd.	2,800	267

Shimamura Co. Ltd.	4,700	588

Subaru Corp.	63,800	2,091

Sumitomo Heavy Industries Ltd.	35,900	1,361

Sumitomo Mitsui Financial Group, Inc.	77,300	3,239

Sumitomo Rubber Industries Ltd.	30,200	554

Sundrug Co. Ltd.	3,300	152

Suzuki Motor Corp.	29,900	1,610

TDK Corp.	25,400	2,289

Tokyo Electric Power Co. Holdings, Inc. *	96,600	372

Tokyo Electron Ltd.	8,400	1,580

Tokyo Gas Co. Ltd.	15,000	398

Tosoh Corp.	73,700	1,446

Toyo Suisan Kaisha Ltd.	48,200	1,869

Toyota Motor Corp.	66,300	4,253
		63,115

Netherlands – 5.0%

Aegon N.V.	79,760	539

ArcelorMittal *	16,693	529

ING Groep N.V.	208,478	3,521

NN Group N.V.	63,633	2,826

Royal Dutch Shell PLC, Class B	181,694	5,855
		13,270

New Zealand – 0.4%

Spark New Zealand Ltd.	451,989	1,095

Norway – 0.4%

Norsk Hydro ASA	119,215	703

Orkla ASA	28,973	311
		1,014

Portugal – 0.3%

Jeronimo Martins SGPS S.A.	42,442	774

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued
Singapore – 1.5%

DBS Group Holdings Ltd.	32,900	$694

United Overseas Bank Ltd.	155,400	3,277
		3,971

South Africa – 0.3%

Investec PLC	119,713	925

Spain – 3.8%

ACS Actividades de Construccion y Servicios S.A.	50,900	1,986

Amadeus IT Group S.A.	39,550	2,924

Banco Bilbao Vizcaya Argentaria S.A.	155,108	1,228

Endesa S.A.	17,659	389

Gas Natural SDG S.A.	5,234	125

Iberdrola S.A.	63,061	464

Repsol S.A.	160,604	2,853
		9,969

Sweden – 3.8%

Electrolux AB, Class B	17,202	541

ICA Gruppen AB	25,874	916

Investor AB, Class B	59,436	2,646

Sandvik AB	82,497	1,514

SKF AB, Class B	53,859	1,101

Swedish Match AB	70,403	3,201
		9,919

Switzerland – 6.4%

ABB Ltd. (Registered)	29,141	694

Adecco Group A.G. (Registered)	35,664	2,541

Cie Financiere Richemont S.A. (Registered)	8,243	740

Nestle S.A. (Registered)	51,053	4,042

Novartis A.G. (Registered)	16,397	1,327

Roche Holding A.G. (Genusschein)	22,482	5,156

Swisscom A.G. (Registered)	4,922	2,441
		16,941

United Kingdom – 16.1%

3i Group PLC	152,282	1,839

Anglo American PLC	116,584	2,724

Associated British Foods PLC	26,831	938

Barratt Developments PLC	75,589	563

Berkeley Group Holdings (The) PLC	22,304	1,187

BP PLC	77,728	523

British American Tobacco PLC	19,732	1,145

BT Group PLC	275,426	880

easyJet PLC	63,409	1,429

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued
United Kingdom – 16.1% – continued

Fiat Chrysler Automobiles N.V.	56,398	$1,156

GlaxoSmithKline PLC	206,960	4,021

HSBC Holdings PLC	96,485	902

IMI PLC	37,529	570

Legal & General Group PLC	828,522	3,001

Lloyds Banking Group PLC	3,690,814	3,354

Meggitt PLC	177,356	1,076

National Grid PLC	72,418	814

Old Mutual PLC	315,989	1,063

Persimmon PLC	73,766	2,623

Rio Tinto PLC	45,256	2,298

Royal Mail PLC	92,703	704

Severn Trent PLC	24	1

Smiths Group PLC	35,009	744

SSE PLC	30,909	554

Tesco PLC	1,120,866	3,239

Unilever N.V. – CVA	72,289	4,086

United Utilities Group PLC	969	10

Vodafone Group PLC	82,819	227

Wm Morrison Supermarkets PLC	232,409	696
		42,367
Total Common Stocks
(Cost $263,831)		258,109

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Henkel A.G. & Co. KGaA, 1.69% (3)	2,992	393
Total Preferred Stocks
(Cost $387)		393

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (4)(5)	1,332,260	1,332
Total Investment Companies
(Cost $1,332)		1,332

Total Investments – 98.8%
(Cost $265,550)		259,834

Other Assets less Liabilities – 1.2%		3,068
Net Assets – 100.0%		$262,902

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2018 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	49	$1,978	Long	6/18	$(26)
FTSE 100 Index (British Pound)	7	687	Long	6/18	(12)
SPI 200 Index (Australian Dollar)	5	551	Long	6/18	(16)
Yen Denominated Nikkei 225 (Japanese Yen)	10	1,009	Long	6/18	22

Total					$(32)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.7%
Consumer Staples	11.1
Energy	4.9
Financials	21.4
Health Care	10.3
Industrials	14.6
Information Technology	6.3
Materials	8.2
Real Estate	3.8
Telecommunication Services	3.7
Utilities	3.0

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.6%
Japanese Yen	24.4
British Pound	17.0
Swiss Franc	6.5
Australian Dollar	6.0
All other currencies less than 5%	14.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued	MARCH 31, 2018

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Ireland	$58	$–	$–	$58
Israel	2,466	1,108		3,574
Japan	63,115	–	–	63,115
All Other Countries (1)	–	191,362	–	191,362
Total Common Stocks	65,639	192,470	–	258,109
Preferred Stocks (1)	–	393	–	393
Investment Companies	1,332	–	–	1,332
Total Investments	$66,971	$192,863	$–	$259,834

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$22	$–	$–	$22
Liabilities
Futures Contracts	(54)	–	–	(54)
Total Other Financial Instruments	$(32)	$–	$–	$(32)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Germany	$4,117	Valuations at official close price with foreign fair value adjustment

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Japan	$59,335	Valuations at official close price

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5%

Aerospace & Defense – 3.1%

Boeing (The) Co.	11,362	$3,725

General Dynamics Corp.	9,106	2,012

Huntington Ingalls Industries, Inc.	6,995	1,803
		7,540

Apparel & Textile Products – 1.4%

Michael Kors Holdings Ltd. *	26,591	1,651

Ralph Lauren Corp.	16,261	1,818

VF Corp.	24	2
		3,471

Asset Management – 0.2%

Leucadia National Corp.	25,740	585

Banking – 6.1%

Bank of America Corp.	54,148	1,624

Citigroup, Inc.	49,758	3,359

Citizens Financial Group, Inc.	39,864	1,673

Fifth Third Bancorp	59,752	1,897

JPMorgan Chase & Co.	22,550	2,480

Regions Financial Corp.	103,483	1,923

SunTrust Banks, Inc.	12,715	865

Wells Fargo & Co.	22,373	1,172
		14,993

Biotechnology & Pharmaceuticals – 7.2%

AbbVie, Inc.	7,113	673

Amgen, Inc.	16,219	2,765

Bristol-Myers Squibb Co.	38,945	2,463

Eli Lilly & Co.	5,150	399

Gilead Sciences, Inc.	32,446	2,446

Johnson & Johnson	39,488	5,060

Merck & Co., Inc.	2,816	154

Pfizer, Inc.	104,715	3,716
		17,676

Chemicals – 2.8%

3M Co.	13,170	2,891

DowDuPont, Inc.	3,349	213

LyondellBasell Industries N.V., Class A	17,659	1,866

PPG Industries, Inc.	15,884	1,773
		6,743

Commercial Services – 1.3%

H&R Block, Inc.	58,258	1,480

Robert Half International, Inc.	29,876	1,730

		3,210

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Consumer Products – 5.0%

Altria Group, Inc.	15,210	$948

Campbell Soup Co.	29,512	1,278

Clorox (The) Co.	11,792	1,570

Coca-Cola (The) Co.	8,355	363

General Mills, Inc.	31,524	1,420

Hershey (The) Co.	14,886	1,473

Kimberly-Clark Corp.	14,865	1,637

PepsiCo, Inc.	23,532	2,568

Philip Morris International, Inc.	2,373	236

Procter & Gamble (The) Co.	10,895	864
		12,357

Containers & Packaging – 1.0%

Packaging Corp. of America	9,554	1,077

Sealed Air Corp.	32,119	1,374
		2,451

Distributors – Consumer Staples – 0.4%

Sysco Corp.	15,815	948

Electrical Equipment – 0.7%

General Electric Co.	10,997	148

Ingersoll-Rand PLC	18,551	1,587
		1,735

Gaming, Lodging & Restaurants – 1.0%

Darden Restaurants, Inc.	10,145	865

Royal Caribbean Cruises Ltd.	13,919	1,639
		2,504

Hardware – 6.5%

Apple, Inc.	53,411	8,961

Cisco Systems, Inc.	78,842	3,382

HP, Inc.	88,559	1,941

Motorola Solutions, Inc.	33	3

Seagate Technology PLC	29,372	1,719
		16,006

Health Care Facilities & Services – 3.8%

Anthem, Inc.	9,273	2,037

Centene Corp. *	5,859	626

Cigna Corp.	10,380	1,741

CVS Health Corp.	31,278	1,946

Express Scripts Holding Co. *	25,815	1,784

Humana, Inc.	1,405	378

UnitedHealth Group, Inc.	3,300	706

		9,218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Home & Office Products – 1.8%

Masco Corp.	39,575	$1,601

PulteGroup, Inc.	46,464	1,370

Snap-on, Inc.	9,390	1,385
		4,356

Industrial Services – 0.8%

W.W. Grainger, Inc.	7,355	2,076

Institutional Financial Services – 3.5%

Bank of New York Mellon (The) Corp.	38,571	1,988

Goldman Sachs Group (The), Inc.	9,981	2,514

Morgan Stanley	37,566	2,027

State Street Corp.	19,306	1,925
		8,454

Insurance – 3.9%

Aflac, Inc.	42,286	1,851

American International Group, Inc.	21,959	1,195

Berkshire Hathaway, Inc., Class B *	12,710	2,535

Lincoln National Corp.	22,331	1,632

Prudential Financial, Inc.	17,163	1,777

Unum Group	9,743	464
		9,454

Machinery – 0.4%

Illinois Tool Works, Inc.	5,926	928

Media – 6.8%

Alphabet, Inc., Class A *	4,961	5,145

Booking Holdings, Inc. *	1,010	2,101

Cars.com, Inc. *	19,179	543

Comcast Corp., Class A	13,183	450

Facebook, Inc., Class A *	17,116	2,735

Omnicom Group, Inc.	23,692	1,722

TEGNA, Inc.	49,649	566

VeriSign, Inc. *	12,337	1,463

Viacom, Inc., Class B	25,841	803

Walt Disney (The) Co.	12,230	1,228
		16,756

Medical Equipment & Devices – 3.1%

Baxter International, Inc.	28,716	1,868

IDEXX Laboratories, Inc. *	9,624	1,842

Intuitive Surgical, Inc. *	1,772	731

Varex Imaging Corp. *	235	8

Varian Medical Systems, Inc. *	14,689	1,802

Waters Corp. *	6,890	1,369

		7,620

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Metals & Mining – 0.3%

Freeport-McMoRan, Inc. *	41,970	$737

Oil, Gas & Coal – 5.9%

Chevron Corp.	32,589	3,716

ConocoPhillips	41,107	2,437

Exxon Mobil Corp.	35,232	2,629

Marathon Petroleum Corp.	27,285	1,995

Phillips 66	14,196	1,362

Schlumberger Ltd.	2,888	187

Valero Energy Corp.	21,769	2,019
		14,345

Passenger Transportation – 0.7%

Southwest Airlines Co.	30,396	1,741

Real Estate – 0.5%

CBRE Group, Inc., Class A *	25,766	1,217

Real Estate Investment Trusts – 2.2%

Equity Residential	20,188	1,244

Host Hotels & Resorts, Inc.	83,077	1,549

Simon Property Group, Inc.	7,483	1,155

Ventas, Inc.	28,656	1,419
		5,367

Retail – Consumer Staples – 1.9%

Target Corp.	25,414	1,764

Walmart, Inc.	31,739	2,824
		4,588

Retail – Discretionary –5.3%

Amazon.com, Inc. *	2,976	4,307

Best Buy Co., Inc.	26,011	1,821

Gap (The), Inc.	50,342	1,571

Home Depot (The), Inc.	4,124	735

Kohl’s Corp.	23,969	1,570

Lowe’s Cos., Inc.	26,252	2,304

Signet Jewelers Ltd.	15,090	581
		12,889

Semiconductors – 4.9%

Applied Materials, Inc.	40,957	2,278

Intel Corp.	15,110	787

KLA-Tencor Corp.	16,413	1,789

Lam Research Corp.	10,012	2,034

Micron Technology, Inc. *	45,579	2,376

Texas Instruments, Inc.	25,275	2,626

		11,890

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Software – 4.8%

CA, Inc.	23,530	$797

Citrix Systems, Inc. *	19,298	1,791

Microsoft Corp.	100,186	9,144

Oracle Corp.	1,458	67
		11,799

Specialty Finance – 2.8%

Capital One Financial Corp.	19,554	1,874

Navient Corp.	66,122	868

Total System Services, Inc.	22,009	1,898

Visa, Inc., Class A	5,720	684

Western Union (The) Co.	83,211	1,600
		6,924

Technology Services – 3.0%

Accenture PLC, Class A	16,943	2,601

Cognizant Technology Solutions Corp., Class A	23,784	1,915

International Business Machines Corp.	18,670	2,864
		7,380

Telecom – 1.8%

AT&T, Inc.	103,769	3,699

Verizon Communications, Inc.	15,365	735
		4,434

Transportation & Logistics – 0.9%

C.H. Robinson Worldwide, Inc.	18,179	1,704

JB Hunt Transport Services, Inc.	2,999	351

Union Pacific Corp.	1,214	163
		2,218

Transportation Equipment – 0.7%

Cummins, Inc.	10,571	1,714

Utilities – 3.0%

AES Corp.	113,858	1,295

Ameren Corp.	26,716	1,513

CenterPoint Energy, Inc.	612	17

Edison International	1,494	95

Entergy Corp.	218	17

Exelon Corp.	29,855	1,165

FirstEnergy Corp.	49,029	1,667

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Utilities – 3.0% – continued

NRG Energy, Inc.	17,693	$540

Public Service Enterprise Group, Inc.	21,224	1,066

		7,375
Total Common Stocks
(Cost $202,660)		243,699

INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (1)(2)	450,775	451
Total Investment Companies
(Cost $451)		451

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (3)(4)	$190	$189
Total Short-Term Investments
(Cost $189)		189

Total Investments – 99.8%
(Cost $203,300)		244,339

Other Assets less Liabilities – 0.2%		459
NET ASSETS – 100.0%		$244,798

(1)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2018 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-mini S&P 500	5	$661	Long	6/18	$(21)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued	MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.4%
Consumer Staples	7.4
Energy	5.9
Financials	14.9
Health Care	13.4
Industrials	10.5
Information Technology	25.1
Materials	2.9
Real Estate	2.7
Telecommunication Services	1.8
Utilities	3.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$243,699	$–	$–	$243,699
Investment Companies	451	–	–	451
Short-Term Investments	–	189	–	189
Total Investments	$244,150	$189	$–	$244,339

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(21)	$–	$–	$(21)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 0.8%

Harris Corp.	3,226	$521

United Technologies Corp.	1,757	221
		742

Apparel & Textile Products – 0.6%

Michael Kors Holdings Ltd. *	9,055	562

Banking – 12.0%

Bank of America Corp.	55,447	1,663

Citigroup, Inc.	38,340	2,588

Fifth Third Bancorp	25,319	804

JPMorgan Chase & Co.	24,930	2,741

PNC Financial Services Group (The), Inc.	7,723	1,168

US Bancorp	9,874	499

Wells Fargo & Co.	24,632	1,291
		10,754

Biotechnology & Pharmaceuticals – 9.4%

Allergan PLC	1,944	327

Amgen, Inc.	7,676	1,309

Biogen, Inc. *	1,146	314

Johnson & Johnson	16,060	2,058

Merck & Co., Inc.	31,730	1,728

Pfizer, Inc.	75,173	2,668
		8,404

Chemicals – 2.0%

Cabot Corp.	10,931	609

Huntsman Corp.	19,852	581

PPG Industries, Inc.	5,869	655
		1,845

Commercial Services – 0.7%

ManpowerGroup, Inc.	5,795	667

Construction Materials – 0.8%

MDU Resources Group, Inc.	26,278	740

Consumer Products – 5.2%

Archer-Daniels-Midland Co.	5,506	239

Edgewell Personal Care Co. *	5,642	275

Flowers Foods, Inc.	19,738	432

JM Smucker (The) Co.	5,529	686

Nu Skin Enterprises, Inc., Class A	6,179	455

Procter & Gamble (The) Co.	32,269	2,558
		4,645

Consumer Services – 0.2%

Graham Holdings Co., Class B	314	189

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Design, Manufacturing & Distribution – 0.6%

Avnet, Inc.	13,870	$579

Electrical Equipment – 2.5%

Eaton Corp. PLC	2,294	183

General Electric Co.	100,178	1,350

Ingersoll-Rand PLC	8,707	745
		2,278

Engineering & Construction Services – 0.7%

Jacobs Engineering Group, Inc.	10,885	644

Forest & Paper Products – 0.2%

Domtar Corp.	5,308	226

Hardware – 2.0%

Cisco Systems, Inc.	23,747	1,018

NetApp, Inc.	4,016	248

Western Digital Corp.	812	75

Xerox Corp.	15,011	432
		1,773

Health Care Facilities & Services – 3.4%

Anthem, Inc.	8,082	1,776

CVS Health Corp.	8,557	532

Express Scripts Holding Co. *	4,074	281

McKesson Corp.	1,385	195

Patterson Cos., Inc.	10,291	229
		3,013

Institutional Financial Services – 4.8%

Bank of New York Mellon (The) Corp.	18,254	941

Goldman Sachs Group (The), Inc.	8,148	2,052

Morgan Stanley	8,990	485

State Street Corp.	8,582	856
		4,334

Insurance – 7.3%

Aflac, Inc.	28,352	1,241

Assured Guaranty Ltd.	15,620	565

Athene Holding Ltd., Class A *	3,273	156

Axis Capital Holdings Ltd.	10,026	577

Berkshire Hathaway, Inc., Class B *	6,836	1,364

Everest Re Group Ltd.	3,214	825

Lincoln National Corp.	1,928	141

Loews Corp.	6,687	333

Unum Group	14,304	681

White Mountains Insurance Group Ltd.	778	640
		6,523

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Iron & Steel – 0.9%

Nucor Corp.	797	$49

Reliance Steel & Aluminum Co.	4,714	404

Steel Dynamics, Inc.	8,855	392
		845

Machinery – 0.7%

Oshkosh Corp.	3,280	254

Regal Beloit Corp.	2,894	212

Terex Corp.	3,636	136
		602

Manufactured Goods – 0.7%

Valmont Industries, Inc.	4,321	632

Media – 1.2%

TEGNA, Inc.	8,487	97

Twenty-First Century Fox, Inc., Class A	26,065	956
		1,053

Medical Equipment & Devices – 1.5%

Baxter International, Inc.	16,333	1,062

Medtronic PLC	3,572	287
		1,349

Metals & Mining – 0.0%

Freeport-McMoRan, Inc. *	1,987	35

Oil, Gas & Coal – 11.8%

Chevron Corp.	21,272	2,426

CNX Resources Corp. *	32,144	496

ConocoPhillips	33,798	2,004

CONSOL Energy, Inc. *	4,017	116

Exxon Mobil Corp.	45,436	3,390

Oceaneering International, Inc.	5,220	97

Phillips 66	5,543	532

Valero Energy Corp.	16,149	1,498
		10,559

Passenger Transportation – 1.1%

Copa Holdings S.A., Class A	1,687	217

Delta Air Lines, Inc.	14,073	771
		988

Real Estate Investment Trusts – 5.2%

AvalonBay Communities, Inc.	533	88

Columbia Property Trust, Inc.	17,145	351

CoreCivic, Inc.	2,425	47

Host Hotels & Resorts, Inc.	38,055	709

Liberty Property Trust	15,961	634

Paramount Group, Inc.	27,678	394

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 5.2% – continued

Piedmont Office Realty Trust, Inc., Class A	32,876	$578

Prologis, Inc.	19,234	1,212

Ventas, Inc.	12,938	641
		4,654

Retail – Consumer Staples – 4.8%

Dollar General Corp.	144	13

Dollar Tree, Inc. *	7,185	682

Target Corp.	14,834	1,030

Walgreens Boots Alliance, Inc.	4,753	311

Walmart, Inc.	25,410	2,261
		4,297

Retail – Discretionary – 2.8%

Bed Bath & Beyond, Inc.	8,800	185

Best Buy Co., Inc.	13,709	959

GameStop Corp., Class A	1,836	23

Gap (The), Inc.	3,686	115

Kohl’s Corp.	9,705	636

Macy’s, Inc.	10,270	305

Williams-Sonoma, Inc.	4,904	259
		2,482

Semiconductors – 3.7%

Applied Materials, Inc.	703	39

Intel Corp.	24,929	1,298

Lam Research Corp.	718	146

Maxim Integrated Products, Inc.	5,332	321

QUALCOMM, Inc.	26,757	1,483
		3,287

Software – 1.7%

ANSYS, Inc. *	4,398	689

Cerner Corp. *	6,636	385

Oracle Corp.	10,515	481
		1,555

Specialty Finance – 2.3%

Capital One Financial Corp.	3,348	321

Navient Corp.	41,089	539

Synchrony Financial	29,092	975

Total System Services, Inc.	2,351	203
		2,038

Technology Services – 2.0%

Cognizant Technology Solutions Corp., Class A	2,523	203

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Technology Services – 2.0% – continued

Conduent, Inc. *	12,008	$224

DST Systems, Inc.	9,815	821

Teradata Corp. *	13,317	528
		1,776

Telecom – 1.3%

AT&T, Inc.	31,668	1,129

United States Cellular Corp. *	1,288	52
		1,181

Transportation Equipment – 0.1%

Cummins, Inc.	637	103

Utilities – 4.2%

American Electric Power Co., Inc.	8,902	611

Edison International	11,590	738

Exelon Corp.	16,841	657

OGE Energy Corp.	19,327	633

PG&E Corp.	2,165	95

Vistra Energy Corp. *	37,051	772

Westar Energy, Inc.	5,106	268
		3,774
Total Common Stocks
(Cost $97,461)		89,128

RIGHTS – 0.0%

Real Estate Investment Trusts – 0.0%

Property Development Centers LLC (Contingent Value Rights) *	24,083	1
Total Rights
(Cost $1)		1

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (1)(2)	483,000	483
Total Investment Companies
(Cost $483)		483

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (3)(4)	$150	$149
Total Short-Term Investments
(Cost $149)		149

Total Investments – 99.9%
(Cost $98,094)		89,761

Other Assets less Liabilities – 0.1%		53
NET ASSETS – 100.0%		$89,814

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2018 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-mini S&P 500	4	$529	Long	6/18	$(21)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	6.7%
Consumer Staples	8.7
Energy	11.8
Financials	26.3
Health Care	14.2
Industrials	7.5
Information Technology	9.9
Materials	3.3
Real Estate	5.2
Telecommunication Services	1.3
Utilities	5.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$89,128	$–	$–	$89,128
Rights (1)	–	1	–	1
Investment Companies	483	–	–	483
Short-Term Investments	–	149	–	149
Total Investments	$89,611	$150	$–	$89,761

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(21)	$–	$–	$(21)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2%

Aerospace & Defense – 1.2%

AAR Corp.	8,621	$380

Aerojet Rocketdyne Holdings, Inc. *	12,902	361

Aerovironment, Inc. *	4,491	204

American Outdoor Brands Corp. *	7,581	78

Astronics Corp. *	6,924	258

Astronics Corp., Class B *	2,388	88

Axon Enterprise, Inc. *	13,603	535

Ducommun, Inc. *	2,931	89

Esterline Technologies Corp. *	7,540	552

KLX, Inc. *	13,484	958

Moog, Inc., Class A *	7,796	643

Sturm Ruger & Co., Inc.	4,639	244

Woodward, Inc.	15,726	1,127
		5,517

Apparel & Textile Products – 0.9%

Albany International Corp., Class A	7,151	448

Columbia Sportswear Co.	7,088	542

Crocs, Inc. *	18,917	307

Culp, Inc.	3,881	118

Deckers Outdoor Corp. *	4,454	401

Delta Apparel, Inc. *	8,300	150

Iconix Brand Group, Inc. *	544	1

Movado Group, Inc.	3,362	129

Oxford Industries, Inc.	2,899	216

Perry Ellis International, Inc. *	2,518	65

Steven Madden Ltd.	13,820	607

Superior Uniform Group, Inc.	7,300	192

Unifi, Inc. *	6,538	237

Weyco Group, Inc.	3,302	111

Wolverine World Wide, Inc.	25,380	733
		4,257

Asset Management – 0.7%

Altisource Asset Management Corp. *	3,166	195

Artisan Partners Asset Management, Inc., Class A	8,478	282

Ashford, Inc. *	180	17

B. Riley Financial, Inc.	953	19

Cohen & Steers, Inc.	5,684	231

Diamond Hill Investment Group, Inc.	999	206

Financial Engines, Inc.	11,547	404

GAMCO Investors, Inc., Class A	10,656	265

Kennedy-Wilson Holdings, Inc.	20,765	361

Pzena Investment Management, Inc., Class A	4,272	48

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Asset Management – 0.7% – continued

Safeguard Scientifics, Inc. *	2,953	$36

Siebert Financial Corp. *	919	8

StoneCastle Financial Corp.	3,579	78

Virtus Investment Partners, Inc.	2,306	286

Waddell & Reed Financial, Inc., Class A	18,898	382

Westwood Holdings Group, Inc.	2,423	137

WisdomTree Investments, Inc.	10,676	98

		3,053

Automotive – 0.9%

American Axle & Manufacturing Holdings, Inc. *	22,060	336

Cooper Tire & Rubber Co.	11,237	329

Cooper-Standard Holdings, Inc. *	3,399	418

Dana, Inc.	35,718	920

Dorman Products, Inc. *	9,428	624

Gentherm, Inc. *	8,936	304

Horizon Global Corp. *	2,425	20

Miller Industries, Inc.	8,369	209

Modine Manufacturing Co. *	2,473	52

Standard Motor Products, Inc.	6,898	328

Strattec Security Corp.	111	4

Superior Industries International, Inc.	4,380	58

Tenneco, Inc.	14,161	777

Unique Fabricating, Inc.	300	3
		4,382

Banking – 11.7%

1st Source Corp.	5,468	277

Access National Corp.	9,277	265

American National Bankshares, Inc.	2,647	100

Ameris Bancorp	5,606	297

Ames National Corp.	2,506	69

Arrow Financial Corp.	7,816	265

Associated Banc-Corp	2,141	53

Athens Bancshares Corp.	2,700	114

BancFirst Corp.	7,098	377

Banco Latinoamericano de Comercio Exterior S.A.	8,134	232

Bancorp (The), Inc. *	800	9

BancorpSouth Bank	21,662	689

Bank of Hawaii Corp.	9,799	814

Bank of Marin Bancorp	3,881	268

Bank of South Carolina Corp.	110	2

BankFinancial Corp.	1,631	28

Bankwell Financial Group, Inc.	1,021	33

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 11.7% – continued

Banner Corp.	2,509	$139

Bar Harbor Bankshares	4,244	118

BCB Bancorp, Inc.	508	8

Beneficial Bancorp, Inc.	18,515	288

Berkshire Bancorp, Inc. *	121	1

Berkshire Hills Bancorp, Inc.	9,113	346

Blue Hills Bancorp, Inc.	7,356	153

BofI Holding, Inc. *	14,111	572

Boston Private Financial Holdings, Inc.	15,601	235

Bridge Bancorp, Inc.	3,779	127

Brookline Bancorp, Inc.	21,158	343

Bryn Mawr Bank Corp.	4,950	218

C&F Financial Corp.	450	24

California First National Bancorp	1,539	24

Camden National Corp.	3,960	176

Capital City Bank Group, Inc.	4,018	99

Capitol Federal Financial, Inc.	31,536	389

Carolina Financial Corp.	174	7

Cathay General Bancorp	17,944	717

CenterState Bank Corp.	7,668	203

Central Pacific Financial Corp.	4,598	131

Century Bancorp, Inc., Class A	4,870	387

Chemical Financial Corp.	9,753	533

Citizens & Northern Corp.	752	17

City Holding Co.	4,896	336

Clifton Bancorp, Inc.	6,836	107

CoBiz Financial, Inc.	1,571	31

Columbia Banking System, Inc.	13,416	563

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	13,886	744

Community Trust Bancorp, Inc.	5,760	260

ConnectOne Bancorp, Inc.	5,061	146

Customers Bancorp, Inc. *	9,399	274

CVB Financial Corp.	23,724	537

Dime Community Bancshares, Inc.	7,271	134

DNB Financial Corp.	4,481	160

Eagle Bancorp, Inc. *	6,814	408

Enterprise Bancorp, Inc.	635	22

Enterprise Financial Services Corp.	769	36

ESSA Bancorp, Inc.	9,672	142

Farmers Capital Bank Corp.	3,374	135

FCB Financial Holdings, Inc., Class A *	6,588	337

Fidelity Southern Corp.	1,625	37

Financial Institutions, Inc.	7,683	227

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 11.7% – continued

First Bancorp	7,836	$279

First Bancorp, Inc.	2,996	84

First Busey Corp.	10,456	311

First Citizens BancShares, Inc., Class A	2,056	850

First Commonwealth Financial Corp.	19,919	281

First Community Bancshares, Inc.	4,615	138

First Connecticut Bancorp, Inc.	6,741	173

First Defiance Financial Corp.	6,815	391

First Financial Bancorp	13,953	410

First Financial Bankshares, Inc.	18,624	862

First Financial Corp.	2,586	108

First Financial Northwest, Inc.	699	12

First Horizon National Corp.	5,743	108

First Internet Bancorp	7,356	272

First Interstate BancSystem, Inc., Class A	6,791	269

First Merchants Corp.	8,686	362

First Mid-Illinois Bancshares, Inc.	37	1

First Midwest Bancorp, Inc.	17,403	428

First of Long Island (The) Corp.	11,649	320

Flagstar Bancorp, Inc. *	4,060	144

Flushing Financial Corp.	4,457	120

FNB Corp.	77,507	1,042

Fulton Financial Corp.	39,605	703

German American Bancorp, Inc.	510	17

Glacier Bancorp, Inc.	16,886	648

Great Southern Bancorp, Inc.	5,207	260

Great Western Bancorp, Inc.	7,073	285

Guaranty Bancorp	849	24

Hancock Holding Co.	17,434	901

Hanmi Financial Corp.	9,351	288

Hawthorn Bancshares, Inc.	1,072	22

Heartland Financial USA, Inc.	5,937	315

Heritage Financial Corp.	1,052	32

Hilltop Holdings, Inc.	16,874	396

Hingham Institution for Savings	65	13

Home BancShares, Inc.	25,572	583

Home Federal Bancorp, Inc.	2,715	81

HomeStreet, Inc. *	4,309	123

Hope Bancorp, Inc.	22,659	412

IBERIABANK Corp.	8,589	670

Independent Bank Corp.	7,684	550

Independent Bank Corp.	4,490	103

Independent Bank Group, Inc.	3,881	274

International Bancshares Corp.	9,127	355

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 11.7% – continued

Investors Bancorp, Inc.	90,857	$1,239

Kearny Financial Corp.	20,927	272

Kentucky First Federal Bancorp	724	6

Lake Shore Bancorp, Inc.	300	5

Lakeland Bancorp, Inc.	7,652	152

Lakeland Financial Corp.	4,905	227

Landmark Bancorp, Inc.	5,528	160

LegacyTexas Financial Group, Inc.	17,083	732

MainSource Financial Group, Inc.	1,183	48

MB Financial, Inc.	16,885	684

Mercantile Bank Corp.	5,314	177

Meridian Bancorp, Inc.	14,892	300

MidSouth Bancorp, Inc.	762	10

MidWestOne Financial Group, Inc.	464	15

MSB Financial Corp.	2,350	42

MutualFirst Financial, Inc.	378	14

NASB Financial, Inc.	4,247	187

National Bank Holdings Corp., Class A	7,960	265

National Bankshares, Inc.	1,751	79

National Commerce Corp. *	4,595	200

NBT Bancorp, Inc.	9,321	331

Northeast Community Bancorp, Inc.	897	9

Northfield Bancorp, Inc.	14,912	233

Northrim BanCorp, Inc.	3,009	104

Northwest Bancshares, Inc.	16,271	269

Norwood Financial Corp.	2,973	89

OceanFirst Financial Corp.	5,848	156

OFG Bancorp	7,028	73

Ohio Valley Banc Corp.	719	30

Old National Bancorp	37,091	627

Old Second Bancorp, Inc.	10,590	147

Opus Bank	2,146	60

Oritani Financial Corp.	15,377	236

Pacific Premier Bancorp, Inc. *	4,493	181

Park National Corp.	2,120	220

Peapack Gladstone Financial Corp.	4,293	143

Peoples Bancorp, Inc.	800	28

Peoples Financial Corp.	236	3

Peoples Financial Services Corp.	408	19

Pinnacle Financial Partners, Inc.	11,147	716

Popular, Inc.	21,655	901

Preferred Bank	2,554	164

Premier Financial Bancorp, Inc.	1,935	36

Prosperity Bancshares, Inc.	15,654	1,137

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 11.7% – continued

Provident Financial Services, Inc.	14,624	$374

Prudential Bancorp, Inc.	1,021	19

QCR Holdings, Inc.	7,129	320

Renasant Corp.	8,980	382

Republic Bancorp, Inc., Class A	1,712	66

Republic First Bancorp, Inc. *	24,001	209

S&T Bancorp, Inc.	8,868	354

Sandy Spring Bancorp, Inc.	7,685	298

Seacoast Banking Corp. of Florida *	858	23

ServisFirst Bancshares, Inc.	10,112	413

Severn Bancorp, Inc.	1,292	9

Shore Bancshares, Inc.	691	13

SI Financial Group, Inc.	797	11

Sierra Bancorp	800	21

Simmons First National Corp., Class A	14,144	402

South State Corp.	6,183	527

Southern National Bancorp of Virginia, Inc.	669	11

Southside Bancshares, Inc.	7,379	256

State Bank Financial Corp.	12,768	383

Sterling Bancorp	38,846	876

Stock Yards Bancorp, Inc.	8,397	295

TCF Financial Corp.	36,756	838

Texas Capital Bancshares, Inc. *	5,840	525

Tompkins Financial Corp.	4,170	316

Towne Bank	10,454	299

TriCo Bancshares	2,958	110

TrustCo Bank Corp. NY	8,948	76

Trustmark Corp.	15,049	469

UMB Financial Corp.	10,650	771

Umpqua Holdings Corp.	49,449	1,059

Union Bankshares Corp.	9,550	351

United Bancorp, Inc.	498	6

United Bankshares, Inc.	22,053	777

United Community Banks, Inc.	11,967	379

United Financial Bancorp, Inc.	6,156	100

Univest Corp. of Pennsylvania	2,873	80

Valley National Bancorp	49,393	615

Washington Federal, Inc.	21,248	735

Washington Trust Bancorp, Inc.	3,338	179

Waterstone Financial, Inc.	3,634	63

Webster Financial Corp.	20,337	1,127

WesBanco, Inc.	8,801	372

West Bancorporation, Inc.	2,808	72

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 11.7% – continued

Westamerica Bancorporation	5,733	$333

Western New England Bancorp, Inc.	3,892	41

Wintrust Financial Corp.	6,110	526

WSFS Financial Corp.	10,740	514
		54,527

Biotechnology & Pharmaceuticals – 6.8%

ACADIA Pharmaceuticals, Inc. *	1,421	32

Achillion Pharmaceuticals, Inc. *	1,500	6

Aclaris Therapeutics, Inc. *	5,518	97

Acorda Therapeutics, Inc. *	17,169	406

Adamas Pharmaceuticals, Inc. *	7,049	168

Adamis Pharmaceuticals Corp. *	31,122	109

Adverum Biotechnologies, Inc. *	262	2

Aerie Pharmaceuticals, Inc. *	9,501	515

Agenus, Inc. *	12,880	61

Agios Pharmaceuticals, Inc. *	8,743	715

Akorn, Inc. *	17,480	327

Aldeyra Therapeutics, Inc. *	8,321	62

AMAG Pharmaceuticals, Inc. *	18,549	374

Amicus Therapeutics, Inc. *	2,383	36

Amphastar Pharmaceuticals, Inc. *	12,870	241

ANI Pharmaceuticals, Inc. *	2,960	172

Anika Therapeutics, Inc. *	5,769	287

Apellis Pharmaceuticals, Inc. *	990	22

Aptevo Therapeutics, Inc. *	4,108	13

Aquinox Pharmaceuticals, Inc. *	16,447	232

Aralez Pharmaceuticals, Inc. *(1)	222	–

Aratana Therapeutics, Inc. *	395	2

Ardelyx, Inc. *	162	1

Arena Pharmaceuticals, Inc. *	457	18

Array BioPharma, Inc. *	16,441	268

Assembly Biosciences, Inc. *	7,049	346

Asterias Biotherapeutics, Inc. *(1)	258	–

Atara Biotherapeutics, Inc. *	5,458	213

Avexis, Inc. *	2,656	328

BioCryst Pharmaceuticals, Inc. *	5,685	27

BioDelivery Sciences International, Inc. *	2,711	6

BioSpecifics Technologies Corp. *	4,342	193

Bluebird Bio, Inc. *	9,300	1,588

Blueprint Medicines Corp. *	3,371	309

Cambrex Corp. *	17,769	929

Cara Therapeutics, Inc. *	4,906	61

Celldex Therapeutics, Inc. *	6,381	15

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Biotechnology & Pharmaceuticals – 6.8% – continued

Cellular Biomedicine Group, Inc. *	418	$7

Chiasma, Inc. *(1)	281	–

Cidara Therapeutics, Inc. *	9,007	36

Clovis Oncology, Inc. *	13,296	702

Coherus Biosciences, Inc. *	89	1

Collegium Pharmaceutical, Inc. *	8,437	216

Concert Pharmaceuticals, Inc. *	14,711	337

Corcept Therapeutics, Inc. *	12,675	209

Corium International, Inc. *	2,900	33

Curis, Inc. *(1)	68	–

Cytokinetics, Inc. *	18,898	136

Depomed, Inc. *	10,430	69

Dermira, Inc. *	6,341	51

Dicerna Pharmaceuticals, Inc. *	395	4

Eagle Pharmaceuticals, Inc. *	3,853	203

Eiger BioPharmaceuticals, Inc. *	7,105	70

Emergent BioSolutions, Inc. *	10,017	527

Enanta Pharmaceuticals, Inc. *	7,254	587

Epizyme, Inc. *	6,033	107

Esperion Therapeutics, Inc. *	9,705	702

FibroGen, Inc. *	6,545	302

Flexion Therapeutics, Inc. *	15,020	337

Geron Corp. *	1,382	6

Global Blood Therapeutics, Inc. *	5,927	286

Heron Therapeutics, Inc. *	1,237	34

Heska Corp. *	5,151	407

Horizon Pharma PLC *	37,500	533

ImmuCell Corp. *	2,554	18

Immune Design Corp. *	427	1

ImmunoGen, Inc. *	1,007	11

Immunomedics, Inc. *	17,358	254

Impax Laboratories, Inc. *	19,304	375

Innoviva, Inc. *	20,023	334

Insmed, Inc. *	18,394	414

Intersect ENT, Inc. *	12,024	473

Intra-Cellular Therapies, Inc. *	619	13

Iovance Biotherapeutics, Inc. *	2,964	50

Juniper Pharmaceuticals, Inc. *	7,632	77

KalVista Pharmaceuticals, Inc. *	1,714	16

KemPharm, Inc. *	287	2

Keryx Biopharmaceuticals, Inc. *	122	1

Kura Oncology, Inc. *	8,300	156

La Jolla Pharmaceutical Co. *	11,849	353

Lannett Co., Inc. *	9,711	156

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Biotechnology & Pharmaceuticals – 6.8% – continued

Ligand Pharmaceuticals, Inc. *	9,597	$1,585

Lipocine, Inc. *(1)	100	–

Loxo Oncology, Inc. *	7,356	849

MacroGenics, Inc. *	14,160	356

Medicines (The) Co. *	10,732	354

MediciNova, Inc. *	199	2

Merrimack Pharmaceuticals, Inc.	5,235	42

Mersana Therapeutics, Inc. *	3,353	53

Mirati Therapeutics, Inc. *	262	8

Momenta Pharmaceuticals, Inc. *	11,429	207

Natural Alternatives International, Inc. *	729	8

Nature’s Sunshine Products, Inc. *	6,744	74

Nektar Therapeutics *	31,031	3,297

Neurocrine Biosciences, Inc. *	16,371	1,358

Neurotrope, Inc. *	1,448	12

NewLink Genetics Corp. *	10,793	78

Novelion Therapeutics, Inc. *	955	3

Ocular Therapeutix, Inc. *	395	3

Omeros Corp. *	15,890	178

Optinose, Inc. *	1,961	39

Osiris Therapeutics, Inc. *	688	6

Pacira Pharmaceuticals, Inc. *	4,239	132

Pain Therapeutics, Inc. *	11,381	81

Paratek Pharmaceuticals, Inc. *	12,263	159

PDL BioPharma, Inc. *	1,642	5

PolarityTE, Inc. *	2,834	51

Portola Pharmaceuticals, Inc. *	10,300	336

Prestige Brands Holdings, Inc. *	12,512	422

Progenics Pharmaceuticals, Inc. *	2,200	16

ProPhase Labs, Inc. *	14,755	44

ProQR Therapeutics N.V. *(1)	154	–

Prothena Corp. PLC *	4,080	150

PTC Therapeutics, Inc. *	10,763	291

Recro Pharma, Inc. *	13,948	154

Retrophin, Inc. *	7,340	164

Revance Therapeutics, Inc. *	11,545	356

Rocket Pharmaceuticals, Inc. *	4,382	82

Sangamo Therapeutics, Inc. *	20,892	397

Sarepta Therapeutics, Inc. *	3,497	259

Sonoma Pharmaceuticals, Inc. *	316	1

Spark Therapeutics, Inc. *	2,250	150

Spectrum Pharmaceuticals, Inc. *	2,568	41

Spring Bank Pharmaceuticals, Inc. *	885	14

Stemline Therapeutics, Inc. *	8,677	133

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Biotechnology & Pharmaceuticals – 6.8% – continued

Supernus Pharmaceuticals, Inc. *	8,408	$385

TG Therapeutics, Inc. *	1,009	14

TherapeuticsMD, Inc. *	7,774	38

Theravance Biopharma, Inc. *	5,831	141

USANA Health Sciences, Inc. *	6,518	560

Vanda Pharmaceuticals, Inc. *	17,365	293

Vital Therapies, Inc. *	560	4

Voyager Therapeutics, Inc. *	5,129	96

vTv Therapeutics, Inc., Class A *	9,587	39

WaVe Life Sciences Ltd. *	5,416	217

Xencor, Inc. *	8,899	267

ZIOPHARM Oncology, Inc. *	962	4

Zogenix, Inc. *	18,403	737

Zynerba Pharmaceuticals, Inc. *	11,927	104
		31,636

Chemicals – 2.2%

A. Schulman, Inc.	9,541	410

American Vanguard Corp.	3,961	80

Balchem Corp.	7,836	641

CSW Industrials, Inc. *	3,268	147

Ferro Corp. *	15,332	356

FutureFuel Corp.	13,279	159

GCP Applied Technologies, Inc. *	15,300	444

H.B. Fuller Co.	12,919	642

Hawkins, Inc.	5,510	194

Ingevity Corp. *	9,100	671

Innophos Holdings, Inc.	6,137	247

Innospec, Inc.	5,865	402

KMG Chemicals, Inc.	4,922	295

Koppers Holdings, Inc. *	11,107	457

Kraton Corp. *	8,363	399

Kronos Worldwide, Inc.	700	16

Landec Corp. *	2,960	39

LSB Industries, Inc. *(1)	19	–

Lydall, Inc. *	2,858	138

Materion Corp.	8,203	419

Minerals Technologies, Inc.	7,337	491

Oil-Dri Corp. of America	3,164	127

OMNOVA Solutions, Inc. *	1,708	18

Platform Specialty Products Corp. *	33,814	326

PolyOne Corp.	5,714	243

Quaker Chemical Corp.	4,240	628

Sensient Technologies Corp.	12,038	850

Stepan Co.	4,131	344

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Chemicals – 2.2% – continued

Synalloy Corp.	100	$1

Trinseo S.A.	2,248	166

WD-40 Co.	5,833	768
		10,118

Commercial Services – 3.1%

ABM Industries, Inc.	14,220	476

Alarm.com Holdings, Inc. *	6,490	245

AMN Healthcare Services, Inc. *	11,075	629

ARC Document Solutions, Inc. *	259	1

Ascent Capital Group, Inc., Class A *(1)	127	–

Barrett Business Services, Inc.	3,810	316

Brady Corp., Class A	12,203	453

Brink’s (The) Co.	13,528	965

CBIZ, Inc. *	19,226	351

Cimpress N.V. *	7,647	1,183

Collectors Universe, Inc.	9,669	152

Computer Task Group, Inc. *	1,225	10

CorVel Corp. *	6,973	352

CRA International, Inc.	9,321	487

Cross Country Healthcare, Inc. *	14,039	156

Deluxe Corp.	12,807	948

Ennis, Inc.	4,837	95

Franklin Covey Co. *	957	26

FTI Consulting, Inc. *	10,680	517

GP Strategies Corp. *	8,360	189

Hackett Group (The), Inc.	10,152	163

Healthcare Services Group, Inc.	18,158	790

HMS Holdings Corp. *	19,845	334

Huron Consulting Group, Inc. *	4,947	188

Information Services Group, Inc. *	10,169	43

Innodata, Inc. *(1)	100	–

Intersections, Inc. *(1)	38	–

Kelly Services, Inc., Class A	5,012	146

Kforce, Inc.	11,952	323

Korn/Ferry International	12,921	667

National Research Corp., Class A	6,991	204

Navigant Consulting, Inc. *	13,797	265

On Assignment, Inc. *	13,193	1,080

Quad/Graphics, Inc.	4,906	124

R.R. Donnelley & Sons Co. (1)	1	–

Resources Connection, Inc.	7,970	129

RPX Corp.	10,622	114

Sotheby’s *	13,659	701

SP Plus Corp. *	4,577	163

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Commercial Services – 3.1% – continued

TriNet Group, Inc. *	4,598	$213

TrueBlue, Inc. *	10,061	261

UniFirst Corp.	3,874	626

Vectrus, Inc. *	7,356	274

Viad Corp.	4,611	242

Where Food Comes From, Inc. *	1,100	3
		14,604

Construction Materials – 1.1%

Advanced Drainage Systems, Inc.	8,581	222

Apogee Enterprises, Inc.	7,070	307

Boise Cascade Co.	10,214	394

Continental Building Products, Inc. *	4,904	140

Louisiana-Pacific Corp.	36,507	1,050

Patrick Industries, Inc. *	7,356	455

Ply Gem Holdings, Inc. *	7,458	161

Summit Materials, Inc., Class A *	16,345	495

Tecnoglass, Inc.	124	1

Trex Co., Inc. *	7,070	769

United States Lime & Minerals, Inc.	3,975	291

Universal Forest Products, Inc.	14,904	484

US Concrete, Inc. *	3,268	197
		4,966

Consumer Products – 2.2%

Adecoagro S.A. *	23,685	178

Alico, Inc.	1,146	31

B&G Foods, Inc.	12,312	292

Boston Beer (The) Co., Inc., Class A *	1,799	340

Bridgford Foods Corp. *	366	5

Cal-Maine Foods, Inc. *	5,839	255

Central Garden & Pet Co. *	200	9

Central Garden & Pet Co., Class A *	4,002	159

Coca-Cola Bottling Co. Consolidated	1,581	273

Craft Brew Alliance, Inc. *	7,161	133

Darling Ingredients, Inc. *	26,613	460

Dean Foods Co.	15,345	132

Farmer Brothers Co. *	6,653	201

Fresh Del Monte Produce, Inc.	6,537	296

Helen of Troy Ltd. *	6,974	607

HRG Group, Inc. *	12,502	206

Inter Parfums, Inc.	4,919	232

J&J Snack Foods Corp.	4,096	559

John B. Sanfilippo & Son, Inc.	2,350	136

Lancaster Colony Corp.	3,915	482

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Consumer Products – 2.2% – continued

Lifeway Foods, Inc. *	277	$2

National Beverage Corp.	15,369	1,368

Nomad Foods Ltd. *	37,100	584

Nu Skin Enterprises, Inc., Class A	10,400	767

Orchids Paper Products Co. *	454	4

Phibro Animal Health Corp., Class A	9,705	385

Revlon, Inc., Class A *	496	10

Sanderson Farms, Inc.	5,803	691

Seaboard Corp.	71	303

Seneca Foods Corp., Class A *	302	8

Tejon Ranch Co. *	2,898	67

Tootsie Roll Industries, Inc.	12,234	360

United-Guardian, Inc.	502	9

Universal Corp.	3,632	176

Vector Group Ltd.	18,443	376
		10,096

Consumer Services – 1.0%

Aaron’s, Inc.	16,029	747

Adtalem Global Education, Inc. *	15,707	747

American Public Education, Inc. *	5,425	233

Bridgepoint Education, Inc. *	399	3

Capella Education Co.	3,173	277

Grand Canyon Education, Inc. *	11,513	1,208

K12, Inc. *	8,653	123

Matthews International Corp., Class A	8,401	425

Medifast, Inc.	496	46

Nutrisystem, Inc.	9,501	256

Regis Corp. *	9,131	138

Rent-A-Center, Inc.	551	5

Strayer Education, Inc.	3,880	392
		4,600

Containers & Packaging – 0.4%

Greif, Inc., Class A	7,766	406

KapStone Paper and Packaging Corp.	21,884	751

Multi-Color Corp.	3,143	207

Myers Industries, Inc.	3,537	75

Tredegar Corp.	12,905	231

UFP Technologies, Inc. *	5,008	148
		1,818

Design, Manufacturing & Distribution – 0.7%

Benchmark Electronics, Inc.	11,548	345

CTS Corp.	6,954	189

Fabrinet *	8,274	260

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Design, Manufacturing & Distribution – 0.7% – continued

Plexus Corp. *	7,718	$461

Sanmina Corp. *	18,346	480

Sparton Corp. *	863	15

SYNNEX Corp.	6,727	796

Tech Data Corp. *	8,571	730

Transcat, Inc. *	83	1
		3,277

Distributors – Consumer Staples – 0.3%

Andersons (The), Inc.	4,334	143

Calavo Growers, Inc.	3,785	349

Performance Food Group Co. *	14,200	424

United Natural Foods, Inc. *	9,819	422

		1,338

Distributors – Discretionary – 0.4%

ePlus, Inc. *	7,912	615

Essendant, Inc.	600	5

G-III Apparel Group Ltd. *	8,274	312

Insight Enterprises, Inc. *	11,102	388

PC Connection, Inc.	8,362	209

PCM, Inc. *	977	8

ScanSource, Inc. *	7,677	273

Veritiv Corp. *	2,858	112

Wayside Technology Group, Inc.	6,040	78
		2,000

Electrical Equipment – 1.9%

AAON, Inc.	22,784	888

Argan, Inc.	4,129	177

Badger Meter, Inc.	9,726	459

Bel Fuse, Inc., Class B	10,425	197

Belden, Inc.	9,688	668

Chase Corp.	465	54

CompX International, Inc. (1)	1	–

CyberOptics Corp. *	2,246	40

ESCO Technologies, Inc.	6,701	392

Espey Manufacturing & Electronics Corp.	6,982	183

FARO Technologies, Inc. *	4,634	271

Generac Holdings, Inc. *	17,579	807

General Cable Corp.	8,785	260

Houston Wire & Cable Co. *	139	1

Itron, Inc. *	10,553	755

Kimball Electronics, Inc. *	2,602	42

Littelfuse, Inc.	5,849	1,218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Electrical Equipment – 1.9% – continued

LSI Industries, Inc.	447	$4

Mesa Laboratories, Inc.	1,717	255

NL Industries, Inc. *	1,244	10

Novanta, Inc. *	12,869	671

OSI Systems, Inc. *	6,660	435

Powell Industries, Inc.	5,584	150

Preformed Line Products Co.	2,003	130

Stoneridge, Inc. *	987	27

Watts Water Technologies, Inc., Class A	7,195	559
		8,653

Engineering & Construction Services – 1.6%

Comfort Systems USA, Inc.	6,976	288

Dycom Industries, Inc. *	8,671	933

EMCOR Group, Inc.	15,963	1,244

ENGlobal Corp. *	150,500	125

Exponent, Inc.	14,147	1,113

Granite Construction, Inc.	10,084	563

Great Lakes Dredge & Dock Corp. *	3,940	18

IES Holdings, Inc. *	1,354	21

Installed Building Products, Inc. *	6,435	386

Kratos Defense & Security Solutions, Inc. *	382	4

MasTec, Inc. *	16,828	792

Mistras Group, Inc. *	5,212	99

MYR Group, Inc. *	6,905	213

NV5 Global, Inc. *	3,983	222

Primoris Services Corp.	7,254	181

Team, Inc. *	483	7

TopBuild Corp. *	9,501	727

Tutor Perini Corp. *	9,501	209

VSE Corp.	6,036	312

Willbros Group, Inc. *	4,999	3
		7,460

Forest & Paper Products – 0.4%

Domtar Corp.	11,978	510

Mercer International, Inc.	9,399	117

Neenah, Inc.	6,392	501

P.H. Glatfelter Co.	9,176	188

Resolute Forest Products, Inc. *	21,538	179

Schweitzer-Mauduit International, Inc.	9,357	366
		1,861

Gaming, Lodging & Restaurants – 2.8%

Arcos Dorados Holdings, Inc., Class A	11,739	107

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Gaming, Lodging & Restaurants – 2.8% – continued

Belmond Ltd., Class A *	24,042	$268

Biglari Holdings, Inc. *	517	211

BJ’s Restaurants, Inc.	5,361	241

Bloomin’ Brands, Inc.	28,808	699

Bojangles’, Inc. *	9,705	134

Boyd Gaming Corp.	19,723	628

Carrols Restaurant Group, Inc. *	10,357	116

Cheesecake Factory (The), Inc.	12,131	585

Choice Hotels International, Inc.	2,835	227

Churchill Downs, Inc.	3,222	786

Chuy’s Holdings, Inc. *	5,518	145

Cracker Barrel Old Country Store, Inc.	4,659	742

Dave & Buster’s Entertainment, Inc. *	6,029	252

Denny’s Corp. *	22,660	350

Dine Brands Global, Inc.	2,241	147

El Pollo Loco Holdings, Inc. *(1)	15	–

Eldorado Resorts, Inc. *	8,043	265

Famous Dave’s of America, Inc. *	144	1

Fiesta Restaurant Group, Inc. *	5,829	108

Flanigan’s Enterprises, Inc.	3,154	76

Golden Entertainment, Inc. *	1,531	36

ILG, Inc.	6,806	212

Jack in the Box, Inc.	13,762	1,174

Kona Grill, Inc. *	4,670	9

La Quinta Holdings, Inc. *	23,090	437

Luby’s, Inc. *	580	2

Marriott Vacations Worldwide Corp.	5,764	768

Monarch Casino & Resort, Inc. *	921	39

Nathan’s Famous, Inc.	1,532	113

Papa John’s International, Inc.	13,018	746

Penn National Gaming, Inc. *	10,622	279

Pinnacle Entertainment, Inc. *	12,264	370

Red Lion Hotels Corp. *	1,115	11

Red Robin Gourmet Burgers, Inc. *	6,029	350

Ruth’s Hospitality Group, Inc.	9,338	228

Scientific Games Corp. *	8,578	357

Shake Shack, Inc., Class A *	146	6

Sonic Corp.	11,793	297

Texas Roadhouse, Inc.	17,230	995

Wendy’s (The) Co.	35,314	620
		13,137

Hardware – 2.2%

3D Systems Corp. *	2,138	25

Acacia Communications, Inc. *	5,588	215

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Hardware – 2.2% – continued

ADTRAN, Inc.	9,409	$146

AVX Corp.	10,724	177

CalAmp Corp. *	8,478	194

Ciena Corp. *	28,812	746

Clearfield, Inc. *	4,595	59

Communications Systems, Inc.	134	1

Comtech Telecommunications Corp.	3,341	100

Cray, Inc. *	4,002	83

Daktronics, Inc.	10,226	90

Digimarc Corp. *	3,825	92

Electronics For Imaging, Inc. *	9,644	264

Extreme Networks, Inc. *	16,953	188

Finisar Corp. *	24,289	384

Fitbit, Inc., Class A *	33,712	172

Harmonic, Inc. *	551	2

Infinera Corp. *	19,961	217

InterDigital, Inc.	8,461	623

Knowles Corp. *	20,330	256

Kopin Corp. *	6,955	22

KVH Industries, Inc. *	6,122	63

Lumentum Holdings, Inc. *	10,930	697

Maxar Technologies Ltd.	5,439	252

Mercury Systems, Inc. *	8,683	420

Methode Electronics, Inc.	7,340	287

NETGEAR, Inc. *	7,525	430

NetScout Systems, Inc. *	21,529	567

PAR Technology Corp. *	3,628	51

PC-Tel, Inc. *	1,266	9

Plantronics, Inc.	7,044	425

RELM Wireless Corp.	1,835	7

Sierra Wireless, Inc. *	301	5

Stratasys Ltd. *	5,555	112

Super Micro Computer, Inc. *	8,944	152

TransAct Technologies, Inc.	376	5

TTM Technologies, Inc. *	15,184	232

Ubiquiti Networks, Inc. *	4,975	342

Universal Electronics, Inc. *	3,954	206

UTStarcom Holdings Corp. *(1)	1	–

VeriFone Systems, Inc. *	16,245	250

ViaSat, Inc. *	10,022	659

Viavi Solutions, Inc. *	54,554	530

Vishay Precision Group, Inc. *	7,025	219

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Hardware – 2.2% – continued

Vocera Communications, Inc. *	15,122	$354

VOXX International Corp. *	1,469	7
		10,337

Health Care Facilities & Services – 2.9%

Addus HomeCare Corp. *	6,032	293

Almost Family, Inc. *	4,628	259

Amedisys, Inc. *	9,739	588

American Renal Associates Holdings, Inc. *	9,800	185

BioScrip, Inc. *	399	1

Capital Senior Living Corp. *	3,822	41

Charles River Laboratories International, Inc. *	8,990	960

Chemed Corp.	6,698	1,828

Civitas Solutions, Inc. *	19,499	300

Cryo-Cell International, Inc. *	750	6

Digirad Corp.	1,868	3

Diplomat Pharmacy, Inc. *	9,700	195

Encompass Health Corp.	21,602	1,235

Ensign Group (The), Inc.	13,172	346

Hanger, Inc. *	1,181	19

HealthEquity, Inc. *	8,529	516

Independence Holding Co.	925	33

LHC Group, Inc. *	3,055	188

LifePoint Health, Inc. *	5,776	272

Magellan Health, Inc. *	6,708	718

MedCath Corp. *(2)	7,953	–

Molina Healthcare, Inc. *	9,235	750

National HealthCare Corp.	3,238	193

NeoGenomics, Inc. *	22,988	188

PRA Health Sciences, Inc. *	10,106	838

Premier, Inc., Class A *	10,800	338

Providence Service (The) Corp. *	5,021	347

Psychemedics Corp.	8,000	165

Select Medical Holdings Corp. *	24,717	426

Syneos Health, Inc. *	9,575	340

Teladoc, Inc. *	12,666	510

Tivity Health, Inc. *	14,140	561

Triple-S Management Corp., Class B *	18,502	484

U.S. Physical Therapy, Inc.	6,194	504
		13,630

Home & Office Products – 1.7%

ACCO Brands Corp.	28,084	352

American Woodmark Corp. *	3,652	360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Home & Office Products – 1.7% – continued

AV Homes, Inc. *	4,374	$81

Beazer Homes USA, Inc. *	3,133	50

Cavco Industries, Inc. *	2,693	468

Century Communities, Inc. *	9,705	291

CSS Industries, Inc.	7,851	137

Flexsteel Industries, Inc.	5,044	200

Griffon Corp.	6,899	126

Hamilton Beach Brands Holding Co., Class A	2,844	60

Herman Miller, Inc.	15,043	481

HNI Corp.	11,214	405

Hooker Furniture Corp.	5,056	186

Hovnanian Enterprises, Inc., Class A *(1)	203	–

Interface, Inc.	16,868	425

iRobot Corp. *	7,316	470

KB Home	21,186	603

Kimball International, Inc., Class B	3,571	61

Knoll, Inc.	12,476	252

LGI Homes, Inc. *	3,575	252

Libbey, Inc.	220	1

Lifetime Brands, Inc.	5,479	68

M/I Homes, Inc. *	5,186	165

Masonite International Corp. *	7,662	470

MDC Holdings, Inc.	13,070	365

Meritage Homes Corp. *	9,762	442

Nobility Homes, Inc.	876	17

PGT Innovations, Inc. *	612	11

Quanex Building Products Corp.	9,672	168

SodaStream International Ltd. *	2,748	252

St. Joe (The) Co. *	12,800	241

Steelcase, Inc., Class A	17,356	236

Taylor Morrison Home Corp., Class A *	6,537	152

Virco Manufacturing Corp.	1,676	7

William Lyon Homes, Class A *	8,683	239
		8,094

Industrial Services – 0.5%

Applied Industrial Technologies, Inc.	10,359	755

CAI International, Inc. *	2,208	47

DXP Enterprises, Inc. *	1,870	73

H&E Equipment Services, Inc.	3,355	129

Kaman Corp.	6,979	434

McGrath RentCorp	7,909	425

Systemax, Inc.	6,861	196

Textainer Group Holdings Ltd. *(1)	17	–

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Industrial Services – 0.5% – continued

Titan Machinery, Inc. *	800	$19

Triton International Ltd.	3,009	92

Wesco Aircraft Holdings, Inc. *	15,732	161

WESCO International, Inc. *	1,532	95
		2,426

Institutional Financial Services – 0.7%

BGC Partners, Inc., Class A	29,170	392

Cowen, Inc. *	2,247	30

Evercore, Inc., Class A	7,650	667

INTL. FCStone, Inc. *	4,132	176

Investment Technology Group, Inc.	9,576	189

Moelis & Co., Class A	2,452	125

Piper Jaffray Cos.	5,172	429

PJT Partners, Inc., Class A	4,595	230

Stifel Financial Corp.	15,069	893
		3,131

Insurance – 2.9%

Ambac Financial Group, Inc. *	8,798	138

American Equity Investment Life Holding Co.	18,304	537

AMERISAFE, Inc.	3,527	195

Argo Group International Holdings Ltd.	9,888	568

Aspen Insurance Holdings Ltd.	2,056	92

Atlantic American Corp.	6,901	22

Baldwin & Lyons, Inc., Class B	3,223	71

Citizens, Inc. *	5,903	43

CNO Financial Group, Inc.	66,115	1,433

Crawford & Co., Class B	15,357	126

Donegal Group, Inc., Class A	1,573	25

eHealth, Inc. *	5,732	82

EMC Insurance Group, Inc.	8,174	221

Employers Holdings, Inc.	6,374	258

Enstar Group Ltd. *	2,054	432

FBL Financial Group, Inc., Class A	4,518	313

GAINSCO, Inc.	714	14

Genworth Financial, Inc., Class A *	118,353	335

Global Indemnity Ltd.	501	17

Greenlight Capital Re Ltd., Class A *	9,258	149

Hallmark Financial Services, Inc. *	10,614	95

Hanover Insurance Group (The), Inc.	9,516	1,122

Horace Mann Educators Corp.	7,685	329

Infinity Property & Casualty Corp.	2,546	302

James River Group Holdings Ltd.	3,064	109

Kansas City Life Insurance Co.	1,915	86

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Insurance – 2.9% – continued

Kemper Corp.	9,449	$539

Maiden Holdings Ltd.	441	3

MBIA, Inc. *	33,508	310

Mercury General Corp.	3,063	141

National General Holdings Corp.	11,034	268

National Western Life Group, Inc., Class A	1,037	316

Navigators Group (The), Inc.	5,690	328

Primerica, Inc.	10,884	1,051

Radian Group, Inc.	40,591	773

RLI Corp.	11,332	718

Safety Insurance Group, Inc.	4,270	328

Selective Insurance Group, Inc.	12,870	781

State Auto Financial Corp.	4,904	140

Third Point Reinsurance Ltd. *	21,350	298

Unico American Corp. *	114	1

United Fire Group, Inc.	4,726	226

Universal Insurance Holdings, Inc.	8,307	265
		13,600

Iron & Steel – 0.8%

AK Steel Holding Corp. *	43,263	196

Allegheny Technologies, Inc. *	28,091	665

Carpenter Technology Corp.	12,053	532

Cleveland-Cliffs, Inc. *	46,275	322

Commercial Metals Co.	29,680	607

Haynes International, Inc.	5,906	219

Northwest Pipe Co. *	14,719	255

Olympic Steel, Inc.	772	16

Ryerson Holding Corp. *	551	4

Shiloh Industries, Inc. *	11,964	104

TimkenSteel Corp. *	4,705	71

Universal Stainless & Alloy Products, Inc. *	1,335	37

Worthington Industries, Inc.	18,548	796
		3,824

Leisure Products – 0.5%

Callaway Golf Co.	21,385	350

Johnson Outdoors, Inc., Class A	7,953	493

LCI Industries	8,530	888

Malibu Boats, Inc., Class A *	1,839	61

Marine Products Corp.	2,325	33

Nautilus, Inc. *	6,775	91

Winnebago Industries, Inc.	10,914	410

		2,326

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Machinery – 2.7%

Actuant Corp., Class A	14,376	$334

Alamo Group, Inc.	2,895	318

Altra Industrial Motion Corp.	6,513	299

Astec Industries, Inc.	5,082	280

Briggs & Stratton Corp.	11,540	247

CIRCOR International, Inc.	4,596	196

ClearSign Combustion Corp. *	283	1

Columbus McKinnon Corp.	12,491	448

Curtiss-Wright Corp.	11,240	1,518

CVD Equipment Corp. *	1,610	15

Douglas Dynamics, Inc.	4,595	199

Federal Signal Corp.	13,177	290

Franklin Electric Co., Inc.	12,174	496

Gorman-Rupp (The) Co.	10,865	318

Graham Corp.	2,430	52

Hardinge, Inc.	7,668	141

Hillenbrand, Inc.	16,052	737

Hollysys Automation Technologies Ltd.	13,749	340

Hurco Cos., Inc.	1,122	52

Hyster-Yale Materials Handling, Inc.	2,422	169

John Bean Technologies Corp.	7,397	839

Kadant, Inc.	3,063	290

Kennametal, Inc.	20,125	808

Lindsay Corp.	2,495	228

Manitowoc (The) Co., Inc. *	9,449	269

MSA Safety, Inc.	6,456	537

MTS Systems Corp.	4,389	227

Mueller Water Products, Inc., Class A	40,885	444

Raven Industries, Inc.	10,930	383

Rexnord Corp. *	25,921	769

Standex International Corp.	6,271	598

Sun Hydraulics Corp.	7,531	403

Taylor Devices, Inc. *	1,545	17

Tennant Co.	4,877	330

Titan International, Inc.	1,005	13

Twin Disc, Inc. *	659	14

Welbilt, Inc. *	4,267	83
		12,702

Manufactured Goods – 1.4%

Aegion Corp. *	14,008	321

AZZ, Inc.	5,171	226

Barnes Group, Inc.	11,264	674

Chart Industries, Inc. *	10,616	627

Core Molding Technologies, Inc.	4,085	73

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Manufactured Goods – 1.4% – continued

DMC Global, Inc.	1,113	$30

Eastern (The) Co.	3,544	101

EnPro Industries, Inc.	4,053	314

Gibraltar Industries, Inc. *	8,115	275

Global Brass & Copper Holdings, Inc.	3,983	133

Insteel Industries, Inc.	6,354	175

LB Foster Co., Class A *	1,434	34

Mueller Industries, Inc.	14,416	377

NCI Building Systems, Inc. *	5,010	89

Omega Flex, Inc.	2,643	172

Park-Ohio Holdings Corp.	3,677	143

Proto Labs, Inc. *	5,808	683

RBC Bearings, Inc. *	5,900	733

Rogers Corp. *	3,382	404

Simpson Manufacturing Co., Inc.	10,841	624

TriMas Corp. *	12,651	332
		6,540

Media – 2.4%

AutoWeb, Inc. *	377	1

Blucora, Inc. *	9,530	234

Daily Journal Corp. *	429	98

Entercom Communications Corp., Class A	5,851	57

Eros International PLC *	4,191	46

EW Scripps (The) Co., Class A	7,254	87

Gannett Co., Inc.	2,189	22

Gray Television, Inc. *	12,872	164

Groupon, Inc. *	83,257	361

GrubHub, Inc. *	17,571	1,783

HealthStream, Inc.	10,792	268

IMAX Corp. *	14,813	284

Liberty TripAdvisor Holdings, Inc., Class A *	390	4

Marchex, Inc., Class B	179	1

MDC Partners, Inc., Class A *	500	4

Meredith Corp.	9,027	486

MSG Networks, Inc., Class A *	16,651	376

New Media Investment Group, Inc.	13,140	225

New York Times (The) Co., Class A	26,977	650

Nexstar Media Group, Inc., Class A	8,348	555

Quotient Technology, Inc. *	8,274	108

Saga Communications, Inc., Class A	3,092	115

Scholastic Corp.	3,600	140

Shutterfly, Inc. *	6,341	515

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Media – 2.4% – continued

Shutterstock, Inc. *	3,972	$191

Sinclair Broadcast Group, Inc., Class A	16,572	519

Sohu.com, Inc. *	5,800	179

Stamps.com, Inc. *	7,854	1,579

TiVo Corp.	20,517	278

Travelzoo *	9,411	68

tronc, Inc. *	4,500	74

Tucows, Inc., Class A *	3,064	172

Web.com Group, Inc. *	12,570	228

Wix.com Ltd. *	3,983	317

World Wrestling Entertainment, Inc., Class A	7,157	258

XO Group, Inc. *	12,402	257

Yelp, Inc. *	15,093	630
		11,334

Medical Equipment & Devices – 4.8%

Abaxis, Inc.	5,739	405

Accelerate Diagnostics, Inc. *	2,352	54

Accuray, Inc. *	1,622	8

Analogic Corp.	2,958	284

AngioDynamics, Inc. *	9,369	162

AtriCure, Inc. *	12,994	267

Atrion Corp.	776	490

BioTelemetry, Inc. *	7,864	244

Bovie Medical Corp. *	10,709	32

Bruker Corp.	26,995	808

Cardiovascular Systems, Inc. *	12,089	265

Catalent, Inc. *	19,756	811

CONMED Corp.	4,932	312

CryoLife, Inc. *	9,435	189

Cutera, Inc. *	11,181	562

Daxor Corp. (1)	37	–

Endologix, Inc. *	3,840	16

Exact Sciences Corp. *	22,667	914

FONAR Corp. *	6,435	192

Foundation Medicine, Inc. *	5,416	426

Genomic Health, Inc. *	8,016	251

Glaukos Corp. *	7,049	217

Globus Medical, Inc., Class A *	16,210	808

Haemonetics Corp. *	12,797	936

Halyard Health, Inc. *	10,930	504

Harvard Bioscience, Inc. *	2,283	11

ICU Medical, Inc. *	2,933	740

Inogen, Inc. *	3,983	489

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Medical Equipment & Devices – 4.8% – continued

Insulet Corp. *	11,986	$1,039

Integer Holdings Corp. *	4,839	274

Integra LifeSciences Holdings Corp. *	13,414	742

Invacare Corp.	7,154	124

iRadimed Corp. *	3,451	49

iRhythm Technologies, Inc. *	4,600	290

IRIDEX Corp. *	5,013	29

K2M Group Holdings, Inc. *	13,178	250

LeMaitre Vascular, Inc.	12,808	464

LivaNova PLC *	9,844	871

Luminex Corp.	11,422	241

Masimo Corp. *	11,842	1,041

Meridian Bioscience, Inc.	8,329	118

Merit Medical Systems, Inc. *	13,691	621

MiMedx Group, Inc. *	25,948	181

Misonix, Inc. *	8,043	80

Myriad Genetics, Inc. *	13,300	393

NanoString Technologies, Inc. *	9,941	75

Natus Medical, Inc. *	10,036	338

Neogen Corp. *	11,717	785

NuVasive, Inc. *	11,327	591

Nuvectra Corp. *	4,733	62

NxStage Medical, Inc. *	10,438	259

OraSure Technologies, Inc. *	12,830	217

Orthofix International N.V. *	4,624	272

Oxford Immunotec Global PLC *	11,700	146

Penumbra, Inc. *	6,099	705

Quidel Corp. *	6,355	329

Repligen Corp. *	9,374	339

Rockwell Medical, Inc. *	1,112	6

RTI Surgical, Inc. *	3,948	18

SeaSpine Holdings Corp. *	4,597	47

Surmodics, Inc. *	5,525	210

T2 Biosystems, Inc. *	200	1

Utah Medical Products, Inc.	2,367	234

Varex Imaging Corp. *	4,175	149

Wright Medical Group N.V. *	23,894	474
		22,461

Metals & Mining – 0.5%

Century Aluminum Co. *	17,061	282

Coeur Mining, Inc. *	33,037	264

Encore Wire Corp.	5,683	322

Ferroglobe PLC *	9,016	97

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Metals & Mining – 0.5% – continued

Ferroglobe Representation & Warranty Insurance Trust *(2)	9,916	$–

Harsco Corp. *	12,853	266

Hecla Mining Co.	85,254	313

Kaiser Aluminum Corp.	3,595	363

US Silica Holdings, Inc.	11,443	292
		2,199

Oil, Gas & Coal – 3.0%

Adams Resources & Energy, Inc.	4,947	215

Arch Coal, Inc., Class A	2,800	257

Archrock, Inc.	8,110	71

Basic Energy Services, Inc. *	5,100	74

Bristow Group, Inc.	11,446	149

California Resources Corp. *	7,463	128

Callon Petroleum Co. *	14,592	193

CARBO Ceramics, Inc. *	100	1

Carrizo Oil & Gas, Inc. *	4,640	74

Clean Energy Fuels Corp. *	396	1

Cloud Peak Energy, Inc. *	866	3

CNX Resources Corp. *	42,295	653

CONSOL Energy, Inc. *	5,286	153

CVR Energy, Inc.	3,300	100

Dawson Geophysical Co. *(1)	31	–

Delek U.S. Holdings, Inc.	19,370	788

Dril-Quip, Inc. *	400	18

Earthstone Energy, Inc., Class A *	4,800	49

EnLink Midstream LLC	1,073	16

Ensco PLC, Class A	46,690	205

Era Group, Inc. *	416	4

Evolution Petroleum Corp.	7,587	61

Exterran Corp. *	3,704	99

Forum Energy Technologies, Inc. *	7,732	85

Geospace Technologies Corp. *	2,397	24

Gran Tierra Energy, Inc. *(1)	133	–

Gulf Island Fabrication, Inc.	557	4

Hallador Energy Co.	22,575	155

Helix Energy Solutions Group, Inc. *	20,048	116

Independence Contract Drilling, Inc. *	47,350	179

ION Geophysical Corp. *	1,600	43

Isramco, Inc. *	1,670	173

Jones Energy, Inc., Class A *	112,100	90

Lilis Energy, Inc. *	2,600	10

Mammoth Energy Services, Inc. *	3,260	104

Matador Resources Co. *	15,666	469

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Oil, Gas & Coal – 3.0% – continued

Matrix Service Co. *	4,306	$59

McDermott International, Inc. *	60,729	370

Midstates Petroleum Co., Inc. *	7,200	96

MRC Global, Inc. *	26,254	432

Murphy USA, Inc. *	6,741	491

Nabors Industries Ltd.	79,583	556

NACCO Industries, Inc., Class A	1,922	63

Natural Gas Services Group, Inc. *	4,918	117

NCS Multistage Holdings, Inc. *	2,800	42

Newpark Resources, Inc. *	14,127	114

Oasis Petroleum, Inc. *	22,891	185

Oceaneering International, Inc.	16,400	304

Oil States International, Inc. *	5,374	141

Panhandle Oil and Gas, Inc., Class A	14,640	283

Par Pacific Holdings, Inc. *	7,194	124

Patterson-UTI Energy, Inc.	13,790	241

PBF Energy, Inc., Class A	17,859	605

PDC Energy, Inc. *	6,991	343

Peabody Energy Corp.	15,600	569

Penn Virginia Corp. *	418	15

PrimeEnergy Corp. *	1,272	64

Resolute Energy Corp. *	1,988	69

Ring Energy, Inc. *	9,508	136

Rowan Cos. PLC, Class A *	15,477	179

RSP Permian, Inc. *	11,251	527

SandRidge Energy, Inc. *	9,900	144

SEACOR Holdings, Inc.	5,125	262

Select Energy Services, Inc., Class A *	4,000	50

SemGroup Corp., Class A	11,181	239

SilverBow Resources, Inc. *	800	23

SM Energy Co.	259	5

Solaris Oilfield Infrastructure, Inc., Class A *	6,300	104

Southwestern Energy Co. *	81,400	352

SRC Energy, Inc. *	8,285	78

Stone Energy Corp. *	2,472	92

Thermon Group Holdings, Inc. *	9,047	203

Unit Corp. *	11,849	234

Whiting Petroleum Corp. *	15,300	518

WildHorse Resource Development Corp. *	6,500	124

WPX Energy, Inc. *	42,598	630

		13,947

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Passenger Transportation – 0.4%

Allegiant Travel Co.	3,626	$626

Hawaiian Holdings, Inc.	10,107	391

SkyWest, Inc.	13,484	733
		1,750

Real Estate – 0.2%

Consolidated-Tomoka Land Co.	4,508	283

Forestar Group, Inc. *	756	16

FRP Holdings, Inc. *	1,501	84

Griffin Industrial Realty, Inc.	779	29

Marcus & Millichap, Inc. *	1,737	63

RE/MAX Holdings, Inc., Class A	2,044	124

RMR Group (The), Inc., Class A	3,832	268

Stratus Properties, Inc. *	114	3

Trinity Place Holdings, Inc. *	998	7
		877

Real Estate Investment Trusts – 6.2%

Acadia Realty Trust	19,683	484

AG Mortgage Investment Trust, Inc.	6,028	105

Agree Realty Corp.	4,870	234

Alexander & Baldwin, Inc.	15,534	359

Alexander’s, Inc.	1,155	440

American Assets Trust, Inc.	6,100	204

Anworth Mortgage Asset Corp.	17,776	85

Apollo Commercial Real Estate Finance, Inc.	19,703	354

Arbor Realty Trust, Inc.	16,144	142

Ares Commercial Real Estate Corp.	4,841	60

Armada Hoffler Properties, Inc.	5,479	75

ARMOUR Residential REIT, Inc.	5,340	124

Ashford Hospitality Prime, Inc.	1,204	12

Ashford Hospitality Trust, Inc.	16,833	109

Blackstone Mortgage Trust, Inc., Class A	8,198	258

Brandywine Realty Trust	40,605	645

BRT Apartments Corp.	15,541	183

Capstead Mortgage Corp.	26,749	231

CareTrust REIT, Inc.	6,458	87

CatchMark Timber Trust, Inc., Class A	4,039	50

Cedar Realty Trust, Inc.	32,336	127

Chatham Lodging Trust	4,579	88

Cherry Hill Mortgage Investment Corp.	2,835	50

Chesapeake Lodging Trust	13,162	366

Community Healthcare Trust, Inc.	4,493	116

CorEnergy Infrastructure Trust, Inc.	1,327	50

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Real Estate Investment Trusts – 6.2% – continued

CoreSite Realty Corp.	4,858	$487

Corporate Office Properties Trust	15,931	411

Cousins Properties, Inc.	70,851	615

CyrusOne, Inc.	10,804	553

CYS Investments, Inc.	23,294	157

DiamondRock Hospitality Co.	44,487	464

Dynex Capital, Inc.	23,557	156

EastGroup Properties, Inc.	7,110	588

Education Realty Trust, Inc.	18,183	595

Ellington Residential Mortgage REIT	3,282	36

Empire State Realty Trust, Inc., Class A	13,793	232

Equity Commonwealth *	15,987	490

First Industrial Realty Trust, Inc.	24,546	717

First Real Estate Investment Trust of New Jersey *	205	3

Four Corners Property Trust, Inc.	13,280	307

Franklin Street Properties Corp.	13,382	113

Front Yard Residential Corp.	610	6

GEO Group (The), Inc.	36,512	747

Getty Realty Corp.	13,596	343

Gladstone Commercial Corp.	7,310	127

Gladstone Land Corp.	8,887	107

Global Net Lease, Inc.	12,529	211

Gramercy Property Trust	21,299	463

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,950	175

Healthcare Realty Trust, Inc.	22,296	618

Hersha Hospitality Trust	5,388	96

Hudson Pacific Properties, Inc.	16,452	535

InfraREIT, Inc.	287	6

Invesco Mortgage Capital, Inc.	29,011	475

Investors Real Estate Trust	28,479	148

iStar, Inc. *	9,457	96

LaSalle Hotel Properties	24,950	724

Lexington Realty Trust	45,375	357

Life Storage, Inc.	7,450	622

LTC Properties, Inc.	8,300	315

Mack-Cali Realty Corp.	19,817	331

Monmouth Real Estate Investment Corp.	19,659	296

MTGE Investment Corp.	9,705	174

National Health Investors, Inc.	8,335	561

New Residential Investment Corp.	50,804	836

New Senior Investment Group, Inc.	10,026	82

New York Mortgage Trust, Inc.	10,192	60

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Real Estate Investment Trusts – 6.2% – continued

One Liberty Properties, Inc.	9,381	$207

Pebblebrook Hotel Trust	15,854	545

Pennsylvania Real Estate Investment Trust	7,098	68

PennyMac Mortgage Investment Trust	5,880	106

Physicians Realty Trust	28,687	447

PotlatchDeltic Corp.	15,218	792

PS Business Parks, Inc.	3,343	378

QTS Realty Trust, Inc., Class A	6,159	223

Ramco-Gershenson Properties Trust	17,430	215

Redwood Trust, Inc.	9,671	150

Resource Capital Corp.	410	4

Retail Opportunity Investments Corp.	22,070	390

Rexford Industrial Realty, Inc.	8,112	234

RLJ Lodging Trust	33,251	646

Ryman Hospitality Properties, Inc.	9,542	739

Sabra Health Care REIT, Inc.	14,345	253

Saul Centers, Inc.	2,409	123

Select Income REIT	10,526	205

Sotherly Hotels, Inc.	3,954	27

STAG Industrial, Inc.	14,324	343

STORE Capital Corp.	3,500	87

Summit Hotel Properties, Inc.	19,332	263

Sunstone Hotel Investors, Inc.	46,244	704

Sutherland Asset Management Corp.	1,025	16

Terreno Realty Corp.	9,430	325

Tier REIT, Inc.	5,212	96

UMH Properties, Inc.	16,764	225

Universal Health Realty Income Trust	3,245	195

Urban Edge Properties	19,715	421

Urstadt Biddle Properties, Inc., Class A	3,558	69

Washington Real Estate Investment Trust	14,957	408

Western Asset Mortgage Capital Corp.	6,570	64

Whitestone REIT	4,884	51

Winthrop Realty Trust *	9,142	58

Xenia Hotels & Resorts, Inc.	24,721	488
		29,038

Recreational Facilities & Services – 0.3%

Bowl America, Inc., Class A	492	7

Drive Shack, Inc. *	7,947	38

International Speedway Corp., Class A	7,831	345

Marcus (The) Corp.	2,343	71

RCI Hospitality Holdings, Inc.	12,418	353

Reading International, Inc., Class A *	3,059	51

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Recreational Facilities & Services – 0.3% – continued

SeaWorld Entertainment, Inc. *	16,855	$250

Speedway Motorsports, Inc.	4,861	87

Town Sports International Holdings, Inc. *	2,621	20
		1,222

Renewable Energy – 0.6%

Advanced Energy Industries, Inc. *	9,311	595

Canadian Solar, Inc. *	6,976	113

EnerSys	11,267	782

Green Plains, Inc.	9,620	162

Pacific Ethanol, Inc. *	412	1

Renewable Energy Group, Inc. *	18,949	243

REX American Resources Corp. *	5,231	381

SolarEdge Technologies, Inc. *	5,545	292

Sunworks, Inc. *(1)	535	–

Ultralife Corp. *	846	8
		2,577

Retail – Consumer Staples – 0.5%

Big Lots, Inc.	10,604	462

Five Below, Inc. *	13,484	989

Ingles Markets, Inc., Class A	6,413	217

PriceSmart, Inc.	3,124	261

SUPERVALU, Inc. *	474	7

Village Super Market, Inc., Class A	1,375	36

Weis Markets, Inc.	3,671	151
		2,123

Retail – Discretionary – 2.8%

1-800-Flowers.com, Inc., Class A *	3,601	43

Abercrombie & Fitch Co., Class A	8,061	195

American Eagle Outfitters, Inc.	44,540	888

America’s Car-Mart, Inc. *	2,386	120

Asbury Automotive Group, Inc. *	7,700	520

At Home Group, Inc. *	6,567	210

Barnes & Noble Education, Inc. *	284	2

Barnes & Noble, Inc.	1,084	5

Bassett Furniture Industries, Inc.	6,435	195

Beacon Roofing Supply, Inc. *	12,706	674

Big 5 Sporting Goods Corp.	708	5

BMC Stock Holdings, Inc. *	4,187	82

Buckle (The), Inc.	560	12

Build-A-Bear Workshop, Inc. *	1,771	16

Builders FirstSource, Inc. *	6,949	138

Caleres, Inc.	12,036	404

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Retail – Discretionary – 2.8% – continued

Cato (The) Corp., Class A	1,116	$16

Chico’s FAS,Inc.	15,095	137

Children’s Place (The), Inc.	5,146	696

Christopher & Banks Corp. *(1)	51	–

Citi Trends, Inc.	2,858	88

Conn’s, Inc. *	2,250	77

DSW, Inc., Class A	12,359	278

Ethan Allen Interiors, Inc.	5,051	116

Finish Line (The), Inc., Class A	8,555	116

FirstCash, Inc.	13,758	1,118

Francesca’s Holdings Corp. *	135	1

Freshpet, Inc. *	11,443	188

Genesco, Inc. *	2,104	85

Group 1 Automotive, Inc.	5,710	373

Guess?, Inc.	15,122	314

Haverty Furniture Cos., Inc.	9,157	185

Hibbett Sports, Inc. *	87	2

La-Z-Boy, Inc.	12,668	379

Liberty Interactive Corp. QVC Group, Class A *	14,845	374

Liquidity Services, Inc. *	22,525	146

Lithia Motors, Inc., Class A	4,704	473

Lumber Liquidators Holdings, Inc. *	1,816	43

MarineMax, Inc. *	6,945	135

Monro, Inc.	7,737	415

New York & Co., Inc. *(1)	54	–

Overstock.com, Inc. *	3,872	140

Party City Holdco, Inc. *	14,511	226

Penske Automotive Group, Inc.	9,131	405

PetMed Express, Inc.	11,058	462

Pier 1 Imports, Inc.	3,268	11

RH *	2,789	266

Rush Enterprises, Inc., Class A *	10,859	461

Sally Beauty Holdings, Inc. *	28,300	466

Shoe Carnival, Inc.	8,129	194

Sleep Number Corp. *	12,658	445

Sonic Automotive, Inc., Class A	7,407	140

Tailored Brands, Inc.	538	14

Vera Bradley, Inc. *	5,400	57

Winmark Corp.	1,350	177

Zumiez, Inc. *	10,803	258
		12,986

Semiconductors – 2.9%

Alpha & Omega Semiconductor Ltd. *	11,239	174

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Semiconductors – 2.9% – continued

Ambarella, Inc. *	7,054	$346

Amkor Technology, Inc. *	21,903	222

Brooks Automation, Inc.	18,880	511

Cabot Microelectronics Corp.	2,591	277

CEVA, Inc. *	4,906	178

Cirrus Logic, Inc. *	14,745	599

Cohu, Inc.	13,238	302

Diodes, Inc. *	11,201	341

DSP Group, Inc. *	2,366	28

Electro Scientific Industries, Inc. *	48	1

Entegris, Inc.	32,685	1,137

FormFactor, Inc. *	4,405	60

II-VI, Inc. *	10,701	438

Integrated Device Technology, Inc. *	31,651	967

Kulicke & Soffa Industries, Inc. *	20,347	509

Lattice Semiconductor Corp. *	33,972	189

MACOM Technology Solutions Holdings, Inc. *	9,816	163

MaxLinear, Inc. *	12,872	293

MKS Instruments, Inc.	12,588	1,456

Monolithic Power Systems, Inc.	9,161	1,060

Nanometrics, Inc. *	6,827	184

NVE Corp.	2,980	248

Park Electrochemical Corp.	4,581	77

Photronics, Inc. *	10,874	90

Power Integrations, Inc.	6,974	477

Rambus, Inc. *	26,904	361

Rudolph Technologies, Inc. *	8,270	229

Semtech Corp. *	15,477	604

Silicon Laboratories, Inc. *	8,330	749

Synaptics, Inc. *	4,668	213

Veeco Instruments, Inc. *	13,606	231

Vishay Intertechnology, Inc.	31,594	588

Xcerra Corp. *	14,872	173

Xperi Corp.	12,333	261
		13,736

Software – 4.7%

2U, Inc. *	2,352	198

ACI Worldwide, Inc. *	27,721	658

Actua Corp. *	8,828	10

Acxiom Corp. *	18,222	414

Agilysys, Inc. *	8,527	102

Allscripts Healthcare Solutions, Inc. *	31,204	385

American Software, Inc., Class A	14,153	184

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Software – 4.7% – continued

Appfolio, Inc., Class A *	7,049	$288

Aspen Technology, Inc. *	20,013	1,579

Avid Technology, Inc. *	137	1

Aware, Inc. *	683	3

Blackbaud, Inc.	10,880	1,108

Bottomline Technologies de, Inc. *	9,754	378

Callidus Software, Inc. *	6,908	248

CCUR Holdings, Inc.	13,223	63

ChannelAdvisor Corp. *	7,458	68

CommVault Systems, Inc. *	10,690	611

Computer Programs & Systems, Inc.	6,937	203

Cornerstone OnDemand, Inc. *	12,715	497

Cotiviti Holdings, Inc. *	1,479	51

CyberArk Software Ltd. *	7,664	391

Datawatch Corp. *	800	7

Digi International, Inc. *	9,094	94

Donnelley Financial Solutions, Inc. *	888	15

Ebix, Inc.	6,947	518

Envestnet, Inc. *	8,939	512

Evolent Health, Inc., Class A *	6,239	89

FireEye, Inc. *	38,200	647

Five9, Inc. *	6,414	191

Hortonworks, Inc. *	287	6

HubSpot, Inc. *	7,200	780

Immersion Corp. *	7,977	95

Imperva, Inc. *	7,458	323

InnerWorkings, Inc. *	1,124	10

Instructure, Inc. *	4,482	189

iPass, Inc. *	1,489	1

j2 Global, Inc.	11,238	887

KeyW Holding (The) Corp. *	11,341	89

LivePerson, Inc. *	6,118	100

Manhattan Associates, Inc. *	20,393	854

MicroStrategy, Inc., Class A *	2,227	287

MINDBODY, Inc., Class A *	7,458	290

Monotype Imaging Holdings, Inc.	9,295	209

Omnicell, Inc. *	8,916	387

Park City Group, Inc. *	1,533	13

Paycom Software, Inc. *	7,356	790

Paylocity Holding Corp. *	4,598	236

PDF Solutions, Inc. *	12,365	144

pdvWireless, Inc. *	4,906	146

Pegasystems, Inc.	13,236	803

Progress Software Corp.	8,952	344

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Software – 4.7% – continued

Proofpoint, Inc. *	9,195	$1,045

PROS Holdings, Inc. *	11,041	364

Q2 Holdings, Inc. *	5,832	266

QAD, Inc., Class B	701	22

Quality Systems, Inc. *	5,400	74

Qualys, Inc. *	7,868	572

Rapid7, Inc. *	8,274	212

RealPage, Inc. *	12,416	639

Ribbon Communications, Inc. *	478	2

Rosetta Stone, Inc. *	9,195	121

Seachange International, Inc. *(1)	100	–

Simulations Plus, Inc.	9,399	139

SPS Commerce, Inc. *	4,478	287

Synchronoss Technologies, Inc. *	1,757	18

Varonis Systems, Inc. *	4,368	264

VASCO Data Security International, Inc. *	10,063	130

Verint Systems, Inc. *	14,230	606

VirnetX Holding Corp. *	398	2

Zendesk, Inc. *	8,785	420

Zynga, Inc., Class A *	125,754	460
		22,139

Specialty Finance – 2.4%

Aircastle Ltd.	16,237	323

Altisource Portfolio Solutions S.A. *	3,983	106

Arlington Asset Investment Corp., Class A	205	2

Blackhawk Network Holdings, Inc. *	10,494	469

Cardtronics PLC, Class A *	4,251	95

Cass Information Systems, Inc.	2,627	156

Ellie Mae, Inc. *	6,950	639

Encore Capital Group, Inc. *	4,582	207

Enova International, Inc. *	553	12

Essent Group Ltd. *	8,887	378

Euronet Worldwide, Inc. *	9,772	771

Everi Holdings, Inc. *	3,800	25

Federal Agricultural Mortgage Corp., Class C	100	9

GATX Corp.	10,520	721

Green Dot Corp., Class A *	8,172	524

HFF, Inc., Class A	5,859	291

Investors Title Co.	1,884	377

LendingTree, Inc. *	1,861	611

Liberty Tax, Inc. (1)	17	–

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Specialty Finance – 2.4% – continued

Meta Financial Group, Inc.	4,653	$508

MGIC Investment Corp. *	76,111	989

Nelnet, Inc., Class A	8,613	451

Ocwen Financial Corp. *	1,373	6

PennyMac Financial Services, Inc., Class A *	3,881	88

PRA Group, Inc. *	14,364	546

Stewart Information Services Corp.	8,078	355

Walker & Dunlop, Inc.	7,356	437

WEX, Inc. *	9,251	1,449

Willis Lease Finance Corp. *	1,817	62

World Acceptance Corp. *	6,914	728
		11,335

Technology Services – 3.0%

AstroNova, Inc.	4,190	65

CACI International, Inc., Class A *	5,555	841

Computer Services, Inc.	2,142	96

comScore, Inc. *	25,104	604

Convergys Corp.	23,009	521

CoreLogic, Inc. *	12,041	545

CSG Systems International, Inc.	7,856	356

Cubic Corp.	6,651	423

Endurance International Group Holdings, Inc. *	683	5

Engility Holdings, Inc. *	6,888	168

EPAM Systems, Inc. *	11,375	1,303

EVERTEC, Inc.	15,732	257

ExlService Holdings, Inc. *	7,677	428

Fair Isaac Corp. *	9,839	1,667

Forrester Research, Inc.	4,454	185

Globant S.A. *	3,983	205

ICF International, Inc.	5,801	339

Luxoft Holding, Inc. *	4,551	186

ManTech International Corp., Class A	4,802	266

Mattersight Corp. *(1)	132	–

MAXIMUS, Inc.	19,340	1,291

Medidata Solutions, Inc. *	13,014	817

NIC, Inc.	14,657	195

Perficient, Inc. *	8,196	188

Presidio, Inc. *	11,075	173

Reis, Inc.	5,613	120

Science Applications International Corp.	10,839	854

StarTek, Inc. *	835	8

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Technology Services – 3.0% – continued

Sykes Enterprises, Inc. *	14,167	$410

Syntel, Inc. *	7,066	180

TESSCO Technologies, Inc.	3,426	79

Travelport Worldwide Ltd.	26,869	439

TTEC Holdings, Inc.	6,922	213

Virtusa Corp. *	5,872	285

WageWorks, Inc. *	9,011	407
		14,119

Telecom – 1.1%

8x8, Inc. *	14,458	270

ATN International, Inc.	2,948	176

Cincinnati Bell, Inc. *	10,659	148

Cogent Communications Holdings, Inc.	16,334	709

Consolidated Communications Holdings, Inc.	15,094	165

GCI Liberty, Inc., Class A *	7,078	374

Gogo, Inc. *	551	5

GTT Communications, Inc. *	10,316	585

Hawaiian Telcom Holdco, Inc. *	6,131	164

Intelsat S.A. *(1)	100	–

Internap Corp. *	70	1

Iridium Communications, Inc. *	12,768	144

Loral Space & Communications, Inc. *	1,677	70

RigNet, Inc. *	14,481	197

RingCentral, Inc., Class A *	13,400	851

Shenandoah Telecommunications Co.	11,900	428

Spok Holdings, Inc.	9,459	141

Verizon Communications, Inc.	7,476	357

Vonage Holdings Corp. *	29,422	313

Zix Corp. *	3,266	14
		5,112

Transportation & Logistics – 1.5%

Air T, Inc. *	510	13

Air Transport Services Group, Inc. *	14,125	329

ArcBest Corp.	3,779	121

Ardmore Shipping Corp. *	23,100	176

Atlas Air Worldwide Holdings, Inc. *	6,375	385

Celadon Group, Inc.	1,118	4

Covenant Transportation Group, Inc., Class A *	6,527	195

DHT Holdings, Inc.	54,495	185

Dorian LPG Ltd. *	1,255	9

Echo Global Logistics, Inc. *	10,316	285

Forward Air Corp.	7,807	413

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Transportation & Logistics – 1.5% – continued

Frontline Ltd.	7,600	$34

GasLog Ltd.	6,297	104

Golar LNG Ltd.	16,371	448

Heartland Express, Inc.	15,356	276

Hornbeck Offshore Services, Inc. *	200	1

International Seaways, Inc. *	6,873	121

Knight-Swift Transportation Holdings, Inc.	29,998	1,380

Marten Transport Ltd.	11,395	260

Matson, Inc.	11,035	316

Mobile Mini, Inc.	11,735	510

Navigator Holdings Ltd. *	275	3

Nordic American Offshore Ltd.	508	1

P.A.M. Transportation Services, Inc. *	1,262	46

Patriot Transportation Holding, Inc. *	465	9

Saia, Inc. *	7,631	573

SEACOR Marine Holdings, Inc. *	3,072	58

Ship Finance International Ltd.	16,226	232

Tsakos Energy Navigation Ltd.	556	2

Universal Logistics Holdings, Inc.	4,491	95

USA Truck, Inc. *	500	13

Werner Enterprises, Inc.	11,218	409
		7,006

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	5,079	190

Conrad Industries, Inc. *	300	5

FreightCar America, Inc.	3,833	51

Greenbrier (The) Cos., Inc.	8,517	428

Spartan Motors, Inc.	26,611	458

Wabash National Corp.	16,094	335
		1,467

Utilities – 3.5%

ALLETE, Inc.	12,489	902

American States Water Co.	9,579	508

Artesian Resources Corp., Class A	6,812	248

Atlantica Yield PLC	6,300	123

Avista Corp.	15,805	810

Black Hills Corp.	7,697	418

California Water Service Group	12,176	454

Chesapeake Utilities Corp.	4,514	318

Connecticut Water Service, Inc.	6,020	364

Consolidated Water Co. Ltd.	13,628	198

El Paso Electric Co.	13,091	668

IDACORP, Inc.	12,855	1,135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Utilities – 3.5% – continued

MGE Energy, Inc.	8,852	$497

Middlesex Water Co.	9,163	336

New Jersey Resources Corp.	20,808	834

Northwest Natural Gas Co.	6,953	401

NorthWestern Corp.	11,966	644

NRG Yield, Inc., Class A	7,658	126

ONE Gas, Inc.	13,350	881

Ormat Technologies, Inc.	9,382	529

Otter Tail Corp.	9,501	412

Pattern Energy Group, Inc., Class A	14,099	244

PNM Resources, Inc.	20,189	772

Portland General Electric Co.	22,616	916

RGC Resources, Inc.	889	23

SJW Group	6,941	366

South Jersey Industries, Inc.	16,543	466

Southwest Gas Holdings, Inc.	11,966	809

Spire, Inc.	10,917	789

Unitil Corp.	3,654	170

WGL Holdings, Inc.	12,648	1,058

York Water (The) Co.	3,620	112

		16,531

Waste & Environment Services & Equipment – 0.5%

Advanced Emissions Solutions, Inc.	4,598	53

Cantel Medical Corp.	8,477	944

CECO Environmental Corp.	1,395	6

Covanta Holding Corp.	16,038	233

Heritage-Crystal Clean, Inc. *	508	12

Sharps Compliance Corp. *	7,206	33

Tetra Tech, Inc.	15,627	765

US Ecology, Inc.	4,601	245

		2,291
Total Common Stocks
(Cost $295,624)		458,160

PREFERRED STOCKS – 0.0%

Financial Services – 0.0%

Steel Partners Holdings L.P., 6.00%	3,189	65
Total Preferred Stocks
(Cost $83)		65

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Dyax Corp. (Contingent Value Rights) *(3)	3,415	$6

Forest Laboratories, Inc. (Contingent Value Rights) *(2)	3,326	–

Tobira Therapeutics, Inc. (Contingent Value Rights) (3)	16,926	140

		146

Gaming, Lodging & Restaurants – 0.0%

Famous Dave’s of America, Inc. *(1)	30	–

Media – 0.0%

Media General (Contingent Value Rights) (3)	11,792	1

Medical Equipment & Devices – 0.0%

American Medical Alert Corp. *(2)	13,109	–

Specialty Finance – 0.0%

NewStar Financial, Inc. (Contingent Value Rights) *(2)	1,580	–
Total Rights
(Cost $131)		147

OTHER – 0.0%

Escrow Adolor Corp. *(2)	1,241	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (4)(5)	6,317,420	6,317
Total Investment Companies
(Cost $6,317)		6,317

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Tidewater, Inc., Class A Exp. 7/31/23, Strike $0.00 (1)	10	$–

Tidewater, Inc., Class B Exp. 7/31/23, Strike $0.00 (1)	11	–
Total Warrants
(Cost $–)		–

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.59%, 7/19/18 (6)(7)	$1,042	$1,036
Total Short-Term Investments
(Cost $1,037)		1,036

Total Investments – 99.8%
(Cost $303,192)		465,725

Other Assets less Liabilities – 0.2%		787
NET ASSETS – 100.0%		$466,512

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2018 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	94	$7,197	Long	6/18	$(159)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.9%
Consumer Staples	2.8
Energy	3.4
Financials	18.6
Health Care	15.9
Industrials	15.6
Information Technology	17.3
Materials	4.3
Real Estate	6.0
Telecommunication Services	0.6
Utilities	3.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common stocks
Asset Management	$2,858		$195		$–	$3,053
Banking	54,389		138		–	54,527
Health Care Facilities & Services	13,624		6		–	13,630
Home & Office Products	8,076		18		–	8,094
Insurance	13,586		14		–	13,600
Oil, Gas & Coal	13,883		64		–	13,947
Real Estate Investment Trusts	28,980		58		–	29,038
All Other Industries (1)	322,271		–		–	322,271
Total Common Stocks	457,667		493		–	458,160
Preferred Stocks	65		–		–	65
Rights
Gaming, Lodging & Restaurants	–	*	–		–	–	*
All Other Industries (1)	–		–		147	147
Total Rights	–		–	*	147	147
Investment Companies	6,317		–		–	6,317

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Warrants	$–	$–	*	$–	$–	*
Short-Term Investments	–	1,036		–	1,036
Total Investments	$464,049	$1,529		$147	$465,725

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(159)	$–		$–	$(159)

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Asset Management	$195	Valuations at bid price

Transfers from Level 1 to Level 2
Banking	$24	Valuations at bid price
Oil, Gas & Coal	64	Valuations at bid price
Total	$283

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)		Reason
Common Stocks
Aerospace & Defense	$88		Valuations at official close price
Banking	9		Valuations at official close price
Electrical Equipment	183		Valuations at official close price
Medical Equipment & Devices	–	*	Valuations at official close price
Real Estate Investment Trusts	4		Valuations at official close price
Recreational Facilities & Services	7		Valuations at official close price
Total	$291

*	Amount rounds to less than one thousand.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)
Rights
Biotechnology & Pharmaceuticals	$138	$–	$8	$–	$–	$–	$–	$146	$8
Media	20	–	(19)	–	–	–	–	1	(19)
Total	$158	$–	$(11)	$–	$–	$–	$–	$147	$(11)

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/18 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/18 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Contingent Value Right	$146	Discounted Cash Flow Analysis	Discount Rate and Projected Cash Flows (1)
Contingent Value Right	1	Income Approach	Estimated Recovery Value (2)

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(1)	The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and Projected Cash Flows. Significant increases (decreases) in Discount Rates in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Projected Cash Flow in isolation would result in a significantly higher (lower) fair value measurement.
(2)	The significant unobservable input that can be used in the fair value measurement is Estimated Recovery Value. Significant increases (decreases) in Estimated Recovery value would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6%

Aerospace & Defense – 1.4%

AAR Corp.	407,721	$17,985

Esterline Technologies Corp. *	184,143	13,470

Moog, Inc., Class A *	179,317	14,777

Woodward, Inc.	44,110	3,161
		49,393

Apparel & Textile Products – 0.9%

Columbia Sportswear Co.	34,460	2,634

Deckers Outdoor Corp. *	102,286	9,209

Movado Group, Inc.	124,262	4,772

Perry Ellis International, Inc. *	102,038	2,632

Unifi, Inc. *	138,682	5,027

Wolverine World Wide, Inc.	287,403	8,306
		32,580

Automotive – 1.3%

Cooper Tire & Rubber Co.	432,265	12,665

Cooper-Standard Holdings, Inc. *	44,693	5,489

Dana, Inc.	338,731	8,726

Modine Manufacturing Co. *	189,491	4,008

Standard Motor Products, Inc.	166,393	7,915

Superior Industries International, Inc.	422,225	5,615
		44,418

Banking – 22.2%

1st Source Corp.	19,697	997

Arrow Financial Corp.	15,646	531

BancFirst Corp.	125,950	6,688

Banco Latinoamericano de Comercio Exterior S.A.	102,961	2,934

BancorpSouth Bank	623,829	19,838

BankFinancial Corp.	119,808	2,034

Banner Corp.	34,474	1,913

Berkshire Hills Bancorp, Inc.	117,930	4,475

Boston Private Financial Holdings, Inc.	285,254	4,293

Brookline Bancorp, Inc.	233,312	3,780

Bryn Mawr Bank Corp.	18,431	810

Cathay General Bancorp	602,754	24,098

Central Pacific Financial Corp.	39,823	1,133

Chemical Financial Corp.	343,468	18,781

City Holding Co.	134,008	9,188

CNB Financial Corp.	10,846	316

Columbia Banking System, Inc.	221,706	9,301

Community Bank System, Inc.	398,253	21,330

Community Trust Bancorp, Inc.	172,849	7,813

CVB Financial Corp.	504,892	11,431

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Banking – 22.2% – continued

Dime Community Bancshares, Inc.	456,841	$8,406

Enterprise Financial Services Corp.	61,936	2,905

FCB Financial Holdings, Inc., Class A *	163,883	8,374

Financial Institutions, Inc.	49,503	1,465

First Busey Corp.	26,456	786

First Business Financial Services, Inc.	36,068	908

First Commonwealth Financial Corp.	160,070	2,262

First Defiance Financial Corp.	14,391	825

First Financial Bancorp	457,304	13,422

First Financial Corp.	126,846	5,277

First Interstate BancSystem, Inc., Class A	56,848	2,248

First Merchants Corp.	231,926	9,671

First Midwest Bancorp, Inc.	638,788	15,708

Flushing Financial Corp.	406,396	10,956

FNB Corp.	746,371	10,039

Fulton Financial Corp.	822,369	14,597

German American Bancorp, Inc.	8,857	295

Glacier Bancorp, Inc.	180,876	6,942

Great Southern Bancorp, Inc.	20,790	1,039

Great Western Bancorp, Inc.	288,423	11,615

Hancock Holding Co.	272,923	14,110

Hanmi Financial Corp.	103,479	3,182

Heartland Financial USA, Inc.	146,679	7,781

Heritage Financial Corp.	87,524	2,678

Home BancShares, Inc.	628,740	14,342

HomeStreet, Inc. *	84,363	2,417

Hope Bancorp, Inc.	737,409	13,414

IBERIABANK Corp.	220,993	17,238

Independent Bank Corp.	185,648	13,283

International Bancshares Corp.	520,023	20,229

Investors Bancorp, Inc.	700,458	9,554

Lakeland Bancorp, Inc.	347,446	6,897

Lakeland Financial Corp.	169,337	7,828

LegacyTexas Financial Group, Inc.	153,080	6,555

MainSource Financial Group, Inc.	63,379	2,576

MB Financial, Inc.	278,610	11,278

NBT Bancorp, Inc.	269,668	9,568

Northwest Bancshares, Inc.	528,585	8,753

OceanFirst Financial Corp.	146,746	3,926

OFG Bancorp	149,689	1,564

Old National Bancorp	472,862	7,991

Oritani Financial Corp.	127,447	1,956

Park National Corp.	78,100	8,104

Peapack Gladstone Financial Corp.	6,862	229

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Banking – 22.2% – continued

Pinnacle Financial Partners, Inc.	40,623	$2,608

Preferred Bank	43,122	2,768

Prosperity Bancshares, Inc.	93,109	6,763

Provident Financial Services, Inc.	794,273	20,325

Renasant Corp.	294,947	12,553

S&T Bancorp, Inc.	240,361	9,600

Sandy Spring Bancorp, Inc.	119,599	4,636

Sierra Bancorp	145,017	3,863

Simmons First National Corp., Class A	152,159	4,329

South State Corp.	132,227	11,279

Southside Bancshares, Inc.	92,783	3,223

Sterling Bancorp	921,811	20,787

Texas Capital Bancshares, Inc. *	170,150	15,297

TriCo Bancshares	155,612	5,792

TrustCo Bank Corp. NY	135,251	1,143

Trustmark Corp.	504,410	15,717

UMB Financial Corp.	262,401	18,995

Umpqua Holdings Corp.	483,391	10,349

Union Bankshares Corp.	396,614	14,560

United Bankshares, Inc.	667,644	23,535

United Community Banks, Inc.	138,489	4,383

United Community Financial Corp.	59,415	586

United Financial Bancorp, Inc.	349,092	5,655

Univest Corp. of Pennsylvania	28,666	794

Valley National Bancorp	567,025	7,065

Washington Federal, Inc.	795,984	27,541

Washington Trust Bancorp, Inc.	159,653	8,581

WesBanco, Inc.	193,944	8,204

Westamerica Bancorporation	23,427	1,361

Wintrust Financial Corp.	257,518	22,159

WSFS Financial Corp.	327,432	15,684
		785,012

Biotechnology & Pharmaceuticals – 1.6%

Aceto Corp.	551,918	4,194

Acorda Therapeutics, Inc. *	222,819	5,270

Cambrex Corp. *	31,137	1,628

Celldex Therapeutics, Inc. *	320,761	747

Concert Pharmaceuticals, Inc. *	190,175	4,355

Emergent BioSolutions, Inc. *	261,933	13,791

Esperion Therapeutics, Inc. *	161,587	11,688

Lannett Co., Inc. *	203,101	3,260

PDL BioPharma, Inc. *	1,502,758	4,418

PTC Therapeutics, Inc. *	85,213	2,306

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Biotechnology & Pharmaceuticals – 1.6% – continued

Retrophin, Inc. *	120,749	$2,700

Tetraphase Pharmaceuticals, Inc. *	218,231	670
		55,027

Chemicals – 2.5%

A. Schulman, Inc.	237,199	10,200

Cabot Corp.	176,135	9,814

H.B. Fuller Co.	223,818	11,130

Innophos Holdings, Inc.	80,773	3,248

Innospec, Inc.	96,531	6,622

Kraton Corp. *	126,682	6,044

Materion Corp.	293,099	14,963

Minerals Technologies, Inc.	234,494	15,699

Rayonier Advanced Materials, Inc.	156,556	3,361

Sensient Technologies Corp.	121,062	8,545
		89,626

Commercial Services – 2.2%

ABM Industries, Inc.	431,850	14,458

Barrett Business Services, Inc.	33,934	2,812

CBIZ, Inc. *	110,689	2,020

Ennis, Inc.	351,421	6,923

FTI Consulting, Inc. *	325,503	15,758

Kforce, Inc.	137,356	3,716

Korn/Ferry International	337,801	17,427

Navigant Consulting, Inc. *	197,658	3,803

UniFirst Corp.	48,913	7,907

Viad Corp.	46,476	2,438
		77,262

Construction Materials – 0.3%

Boise Cascade Co.	159,301	6,149

Universal Forest Products, Inc.	71,762	2,329
		8,478

Consumer Products – 1.7%

Cal-Maine Foods, Inc. *	42,728	1,867

Central Garden & Pet Co., Class A *	27,743	1,099

Clearwater Paper Corp. *	67,933	2,656

Darling Ingredients, Inc. *	673,497	11,652

Fresh Del Monte Produce, Inc.	138,422	6,262

Helen of Troy Ltd. *	67,024	5,831

Inter Parfums, Inc.	188,255	8,876

Sanderson Farms, Inc.	88,111	10,487

Universal Corp.	253,958	12,317
		61,047

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Consumer Services – 0.8%

Aaron’s, Inc.	270,302	$12,596

Adtalem Global Education, Inc. *	241,978	11,506

Regis Corp. *	191,417	2,896
		26,998

Containers & Packaging – 0.3%

KapStone Paper and Packaging Corp.	138,182	4,741

Myers Industries, Inc.	320,935	6,788
		11,529

Design, Manufacturing & Distribution – 2.6%

Benchmark Electronics, Inc.	514,175	15,348

CTS Corp.	400,265	10,887

Fabrinet *	74,366	2,334

Plexus Corp. *	288,561	17,236

Sanmina Corp. *	634,928	16,603

SYNNEX Corp.	195,917	23,197

Tech Data Corp. *	57,266	4,875
		90,480

Distributors – Consumer Staples – 0.5%

Andersons (The), Inc.	401,676	13,295

Core-Mark Holding Co., Inc.	158,696	3,374
		16,669

Distributors – Discretionary – 0.9%

ePlus, Inc. *	15,999	1,243

Insight Enterprises, Inc. *	511,784	17,877

PC Connection, Inc.	269,240	6,731

ScanSource, Inc. *	187,592	6,669
		32,520

Electrical Equipment – 0.7%

ESCO Technologies, Inc.	79,207	4,637

Littelfuse, Inc.	1,809	377

Watts Water Technologies, Inc., Class A	265,883	20,659
		25,673

Engineering & Construction Services – 1.2%

Dycom Industries, Inc. *	13,160	1,416

EMCOR Group, Inc.	287,552	22,409

Granite Construction, Inc.	276,234	15,430

Tutor Perini Corp. *	205,382	4,529
		43,784

Forest & Paper Products – 0.9%

Domtar Corp.	302,911	12,886

Mercer International, Inc.	551,341	6,864

Neenah, Inc.	48,033	3,766

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Forest & Paper Products – 0.9% – continued

P.H. Glatfelter Co.	403,495	$8,284

Schweitzer-Mauduit International, Inc.	30,920	1,210
		33,010

Gaming, Lodging & Restaurants – 0.9%

Belmond Ltd., Class A *	240,454	2,681

ILG, Inc.	436,342	13,575

Marriott Vacations Worldwide Corp.	69,858	9,305

Monarch Casino & Resort, Inc. *	25,889	1,095

Texas Roadhouse, Inc.	97,997	5,662
		32,318

Hardware – 1.3%

ADTRAN, Inc.	199,746	3,106

Electronics For Imaging, Inc. *	161,542	4,415

Finisar Corp. *	727,206	11,497

Knowles Corp. *	368,734	4,642

Mercury Systems, Inc. *	119,772	5,788

NETGEAR, Inc. *	173,669	9,934

NetScout Systems, Inc. *	143,938	3,793

PC-Tel, Inc. *	165,623	1,189

Plantronics, Inc.	43,085	2,601
		46,965

Health Care Facilities & Services – 2.0%

Amedisys, Inc. *	190,850	11,516

Capital Senior Living Corp. *	138,717	1,491

Diplomat Pharmacy, Inc. *	277,699	5,596

LHC Group, Inc. *	58,789	3,619

Magellan Health, Inc. *	202,110	21,646

MedCath Corp. *(1)	106,845	–

Molina Healthcare, Inc. *	84,764	6,881

National HealthCare Corp.	49,117	2,929

Select Medical Holdings Corp. *	423,691	7,309

Triple-S Management Corp., Class B *	375,770	9,822
		70,809

Home & Office Products – 1.5%

ACCO Brands Corp.	425,081	5,335

Beazer Homes USA, Inc. *	217,792	3,474

CSS Industries, Inc.	102,356	1,791

Hooker Furniture Corp.	127,701	4,687

KB Home	312,022	8,877

Lennar Corp., Class A	251,836	14,843

Lennar Corp., Class B	5,036	240

MDC Holdings, Inc.	108,835	3,039

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Home & Office Products – 1.5% – continued

Meritage Homes Corp. *	174,760	$7,908

Steelcase, Inc., Class A	72,524	986
		51,180

Industrial Services – 0.4%

Applied Industrial Technologies, Inc.	48,977	3,570

Kaman Corp.	82,616	5,132

McGrath RentCorp	99,209	5,327
		14,029

Institutional Financial Services – 0.4%

GAIN Capital Holdings, Inc.	348,295	2,351

Stifel Financial Corp.	195,789	11,597
		13,948

Insurance – 5.2%

American Equity Investment Life Holding Co.	531,476	15,604

AMERISAFE, Inc.	120,780	6,673

Argo Group International Holdings Ltd.	58,037	3,331

CNO Financial Group, Inc.	764,688	16,571

EMC Insurance Group, Inc.	127,485	3,452

Employers Holdings, Inc.	338,666	13,699

Enstar Group Ltd. *	39,336	8,270

FBL Financial Group, Inc., Class A	79,328	5,502

Horace Mann Educators Corp.	415,280	17,753

Infinity Property & Casualty Corp.	6,345	751

Kemper Corp.	74,455	4,244

National General Holdings Corp.	142,745	3,470

Navigators Group (The), Inc.	318,656	18,371

ProAssurance Corp.	145,021	7,041

Radian Group, Inc.	1,171,778	22,311

RLI Corp.	196,579	12,461

Selective Insurance Group, Inc.	300,974	18,269

United Fire Group, Inc.	159,177	7,618
		185,391

Iron & Steel – 0.6%

Carpenter Technology Corp.	159,001	7,015

Commercial Metals Co.	468,037	9,576

Schnitzer Steel Industries, Inc., Class A	88,131	2,851

TimkenSteel Corp. *	207,522	3,152
		22,594

Leisure Products – 0.2%

Callaway Golf Co.	458,263	7,497

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Machinery – 2.0%

Alamo Group, Inc.	33,272	$3,657

Briggs & Stratton Corp.	168,884	3,616

CIRCOR International, Inc.	21,038	897

Columbus McKinnon Corp.	79,759	2,859

Curtiss-Wright Corp.	245,276	33,129

Kadant, Inc.	69,679	6,585

MSA Safety, Inc.	25,084	2,088

Regal Beloit Corp.	90,733	6,655

Standex International Corp.	116,101	11,070
		70,556

Manufactured Goods – 2.1%

Aegion Corp. *	256,082	5,867

Barnes Group, Inc.	491,474	29,434

Chart Industries, Inc. *	120,312	7,102

Rogers Corp. *	89,673	10,720

Simpson Manufacturing Co., Inc.	346,641	19,963
		73,086

Media – 1.4%

Entercom Communications Corp., Class A	545,783	5,267

EW Scripps (The) Co., Class A	790,702	9,481

Hemisphere Media Group, Inc. *	90,407	1,017

Meredith Corp.	213,574	11,490

New York Times (The) Co., Class A	161,632	3,895

Scholastic Corp.	402,795	15,645

TiVo Corp.	288,784	3,913
		50,708

Medical Equipment & Devices – 2.4%

Analogic Corp.	100,907	9,677

AngioDynamics, Inc. *	350,568	6,047

CONMED Corp.	139,526	8,836

CryoLife, Inc. *	358,588	7,190

Halyard Health, Inc. *	387,229	17,843

Integer Holdings Corp. *	201,905	11,418

Luminex Corp.	208,016	4,383

Myriad Genetics, Inc. *	389,267	11,503

Natus Medical, Inc. *	33,063	1,113

Orthofix International N.V. *	56,418	3,316

Wright Medical Group N.V. *	238,781	4,737
		86,063

Metals & Mining – 0.7%

Coeur Mining, Inc. *	117,216	938

Encore Wire Corp.	51,004	2,892

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Metals & Mining – 0.7% – continued

Kaiser Aluminum Corp.	112,423	$11,343

US Silica Holdings, Inc.	318,686	8,133
		23,306

Oil, Gas & Coal – 5.1%

Abraxas Petroleum Corp. *	197,206	438

Arch Coal, Inc., Class A	79,570	7,311

Callon Petroleum Co. *	1,343,404	17,787

Cloud Peak Energy, Inc. *	237,996	692

Delek U.S. Holdings, Inc.	378,346	15,399

Diamond Offshore Drilling, Inc. *	399,181	5,852

Dril-Quip, Inc. *	217,649	9,751

Ensco PLC, Class A	1,688,042	7,410

Exterran Corp. *	152,987	4,085

Forum Energy Technologies, Inc. *	208,115	2,289

Halcon Resources Corp. *	497,474	2,423

Hallador Energy Co.	57,795	397

Key Energy Services, Inc. *	171,333	2,008

Matrix Service Co. *	212,452	2,911

McDermott International, Inc. *	2,003,776	12,203

Midstates Petroleum Co., Inc. *	215,244	2,869

Natural Gas Services Group, Inc. *	195,358	4,659

Newpark Resources, Inc. *	932,458	7,553

Oasis Petroleum, Inc. *	597,534	4,840

Oil States International, Inc. *	163,483	4,283

PDC Energy, Inc. *	307,767	15,090

Rowan Cos. PLC, Class A *	521,190	6,014

RSP Permian, Inc. *	170,089	7,974

SEACOR Holdings, Inc.	58,810	3,005

SemGroup Corp., Class A	460,909	9,863

SRC Energy, Inc. *	1,199,434	11,311

Thermon Group Holdings, Inc. *	133,812	2,999

Unit Corp. *	467,433	9,236
		180,652

Passenger Transportation – 0.1%

Hawaiian Holdings, Inc.	45,405	1,757

Real Estate Investment Trusts – 8.3%

Acadia Realty Trust	341,781	8,408

Agree Realty Corp.	191,331	9,192

American Assets Trust, Inc.	102,288	3,417

Chatham Lodging Trust	205,787	3,941

Chesapeake Lodging Trust	656,960	18,270

CorEnergy Infrastructure Trust, Inc.	44,568	1,673

Corporate Office Properties Trust	111,017	2,868

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Real Estate Investment Trusts – 8.3% – continued

Cousins Properties, Inc.	820,101	$7,119

DiamondRock Hospitality Co.	1,473,658	15,385

Education Realty Trust, Inc.	263,555	8,631

First Industrial Realty Trust, Inc.	422,174	12,340

Franklin Street Properties Corp.	805,718	6,776

GEO Group (The), Inc.	608,304	12,452

Healthcare Realty Trust, Inc.	475,505	13,176

Hersha Hospitality Trust	53,744	962

Independence Realty Trust, Inc.	196,381	1,803

Kite Realty Group Trust	152,672	2,325

LaSalle Hotel Properties	915,551	26,560

LTC Properties, Inc.	360,792	13,710

Mack-Cali Realty Corp.	368,986	6,166

Medical Properties Trust, Inc.	1,588,859	20,655

MFA Financial, Inc.	901,492	6,788

Monmouth Real Estate Investment Corp.	84,266	1,267

National Health Investors, Inc.	133,778	9,002

New Residential Investment Corp.	411,669	6,772

New York Mortgage Trust, Inc.	374,326	2,220

One Liberty Properties, Inc.	130,540	2,885

Pebblebrook Hotel Trust	184,579	6,340

Physicians Realty Trust	508,145	7,912

Piedmont Office Realty Trust, Inc., Class A	349,489	6,148

PS Business Parks, Inc.	75,782	8,566

Ramco-Gershenson Properties Trust	819,870	10,134

Select Income REIT	281,590	5,485

Sunstone Hotel Investors, Inc.	901,996	13,728

Washington Real Estate Investment Trust	211,324	5,769

Weingarten Realty Investors	177,968	4,997

Winthrop Realty Trust *	35,149	223
		294,065

Recreational Facilities & Services – 0.7%

International Speedway Corp., Class A	346,067	15,262

Marcus (The) Corp.	343,757	10,433
		25,695

Renewable Energy – 1.0%

Advanced Energy Industries, Inc. *	177,597	11,348

EnerSys	113,171	7,851

Green Plains, Inc.	300,266	5,045

Renewable Energy Group, Inc. *	159,543	2,042

REX American Resources Corp. *	116,635	8,491
		34,777

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Retail – Consumer Staples – 0.2%

Ingles Markets, Inc., Class A	37,713	$1,277

PriceSmart, Inc.	24,062	2,010

SpartanNash Co.	147,904	2,545

Village Super Market, Inc., Class A	41,808	1,103

Weis Markets, Inc.	29,060	1,191
		8,126

Retail – Discretionary – 2.9%

American Eagle Outfitters, Inc.	117,497	2,342

BMC Stock Holdings, Inc. *	276,543	5,406

Boot Barn Holdings, Inc. *	86,548	1,534

Caleres, Inc.	103,204	3,468

Children’s Place (The), Inc.	28,591	3,867

Citi Trends, Inc.	8,641	267

DSW, Inc., Class A	431,341	9,688

Ethan Allen Interiors, Inc.	363,265	8,337

Genesco, Inc. *	161,645	6,563

Group 1 Automotive, Inc.	268,318	17,532

Haverty Furniture Cos., Inc.	204,106	4,113

La-Z-Boy, Inc.	294,115	8,809

Office Depot, Inc.	2,433,327	5,232

Rush Enterprises, Inc., Class A *	263,300	11,187

Shoe Carnival, Inc.	267,470	6,366

Sonic Automotive, Inc., Class A	444,386	8,421
		103,132

Semiconductors – 1.1%

Amkor Technology, Inc. *	863,320	8,745

Cavium, Inc. *	27,383	2,174

Cirrus Logic, Inc. *	65,591	2,665

Cohu, Inc.	14,238	325

Diodes, Inc. *	130,894	3,987

FormFactor, Inc. *	98,275	1,341

II-VI, Inc. *	69,480	2,842

Photronics, Inc. *	513,805	4,239

Power Integrations, Inc.	38,177	2,609

Semtech Corp. *	54,175	2,116

Vishay Intertechnology, Inc.	202,399	3,765

Xcerra Corp. *	221,219	2,577
		37,385

Software – 0.6%

Acxiom Corp. *	300,626	6,827

Blackbaud, Inc.	32,761	3,336

Digi International, Inc. *	109,708	1,130

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Software – 0.6% – continued

Ebix, Inc.	61,386	$4,573

Progress Software Corp.	153,480	5,901
		21,767

Specialty Finance – 2.3%

Air Lease Corp.	312,998	13,340

Aircastle Ltd.	45,603	906

Encore Capital Group, Inc. *	153,215	6,925

First American Financial Corp.	147,714	8,668

GATX Corp.	168,214	11,521

Marlin Business Services Corp.	18,369	521

Meta Financial Group, Inc.	6,352	694

MGIC Investment Corp. *	1,169,239	15,200

Nelnet, Inc., Class A	372,552	19,525

Ocwen Financial Corp. *	460,939	1,899

World Acceptance Corp. *	22,332	2,351
		81,550

Technology Services – 2.5%

CACI International, Inc., Class A *	179,992	27,242

Convergys Corp.	958,790	21,688

CSG Systems International, Inc.	35,185	1,593

Cubic Corp.	142,517	9,064

ICF International, Inc.	72,259	4,223

ManTech International Corp., Class A	189,686	10,522

Perficient, Inc. *	185,904	4,261

Sykes Enterprises, Inc. *	136,446	3,949

TTEC Holdings, Inc.	26,326	808

Virtusa Corp. *	124,492	6,033
		89,383

Telecom – 0.4%

Iridium Communications, Inc. *	598,371	6,732

Shenandoah Telecommunications Co.	57,377	2,066

Telephone & Data Systems, Inc.	232,621	6,520
		15,318

Transportation & Logistics – 2.4%

ArcBest Corp.	81,547	2,614

Ardmore Shipping Corp. *	259,676	1,974

DHT Holdings, Inc.	868,911	2,954

Echo Global Logistics, Inc. *	120,423	3,324

Frontline Ltd.	811,541	3,595

Marten Transport Ltd.	168,257	3,836

Mobile Mini, Inc.	587,507	25,557

Navigator Holdings Ltd. *	233,628	2,745

Saia, Inc. *	216,745	16,288

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% – continued

Transportation & Logistics – 2.4% – continued

Ship Finance International Ltd.	1,284,575	$18,369

Teekay Corp.	215,006	1,739

Tsakos Energy Navigation Ltd.	444,426	1,467
		84,462

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	95,706	3,581

Greenbrier (The) Cos., Inc.	162,740	8,178
		11,759

Utilities – 6.2%

ALLETE, Inc.	307,811	22,239

Avista Corp.	531,261	27,227

El Paso Electric Co.	372,132	18,979

IDACORP, Inc.	330,552	29,178

NorthWestern Corp.	284,147	15,287

ONE Gas, Inc.	68,235	4,505

Otter Tail Corp.	220,499	9,559

PNM Resources, Inc.	472,083	18,057

Portland General Electric Co.	372,007	15,070

SJW Group	9,520	502

Southwest Gas Holdings, Inc.	326,468	22,079

Spire, Inc.	182,295	13,180

WGL Holdings, Inc.	265,969	22,248
		218,110

Waste & Environment Services & Equipment – 0.4%

Cantel Medical Corp.	77,119	8,592

Tetra Tech, Inc.	125,927	6,164
		14,756
Total Common Stocks
(Cost $2,352,931)		3,454,650

MASTER LIMITED PARTNERSHIPS – 0.2%

Asset Management – 0.2%

Compass Diversified Holdings	396,429	6,501
Total Master Limited Partnerships
(Cost $5,323)		6,501

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	2,100	–

Escrow Gerber Scientific, Inc. *	264,734	–
Total Other
(Cost $–)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (2)(3)	50,642,605	$50,643
Total Investment Companies
(Cost $50,643)		50,643

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.59%, 7/19/18 (4)(5)	$11,909	$11,847
Total Short-Term Investments
(Cost $11,852)		11,847

Total Investments – 99.6%
(Cost $2,420,749)		3,523,641

Other Assets less Liabilities – 0.4%		14,887
NET ASSETS – 100.0%		$3,538,528

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2018 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	495	$37,897	Long	6/18	$(840)
E-Mini S&P 500	290	38,324	Long	6/18	(44)

Total					$(884)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.3%
Consumer Staples	2.1
Energy	6.8
Financials	30.7
Health Care	6.4
Industrials	14.4
Information Technology	9.4
Materials	5.1
Real Estate	8.0
Telecommunication Services	0.5
Utilities	6.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common stocks
Real Estate Investment Trusts	$293,843	$222	$–	$294,065
All Other Industries (1)	3,160,585	–	–	3,160,585
Total Common Stocks	3,454,428	222	–	3,454,650
Master Limited Partnerships (1)	6,501	–	–	6,501
Investment Companies	50,643	–	–	50,643
Short-Term Investments	–	11,847	–	11,847
Total Investments	$3,511,572	$12,069	$–	$3,523,641

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(884)	$–	$–	$(884)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0%

Aerospace & Defense – 5.2%

Boeing (The) Co.	2,074	$680

General Dynamics Corp.	693	153

Lockheed Martin Corp.	900	304

United Technologies Corp.	325	41
		1,178

Apparel & Textile Products – 0.8%

Michael Kors Holdings Ltd. *	63	4

NIKE, Inc., Class B	419	28

VF Corp.	1,951	144
		176

Asset Management – 3.2%

Ameriprise Financial, Inc.	1,085	161

BlackRock, Inc.	60	32

Charles Schwab (The) Corp.	4,400	230

Franklin Resources, Inc.	3,214	111

Leucadia National Corp.	739	17

T. Rowe Price Group, Inc.	1,658	179
		730

Automotive – 0.5%

Aptiv PLC	1,084	92

Delphi Technologies PLC	308	15
		107

Banking – 5.8%

Bank of America Corp.	6,846	205

Citigroup, Inc.	10,076	680

Comerica, Inc.	509	49

First Republic Bank	456	42

JPMorgan Chase & Co.	2,235	246

Signature Bank *	177	25

SVB Financial Group *	128	31

Zions Bancorporation	925	49
		1,327

Biotechnology & Pharmaceuticals – 5.7%

AbbVie, Inc.	2,177	206

Amgen, Inc.	144	25

Biogen, Inc. *	491	134

Bristol-Myers Squibb Co.	493	31

Celgene Corp. *	166	15

Endo International PLC *	132	1

Gilead Sciences, Inc.	1,768	133

Johnson & Johnson	1,704	218

Mallinckrodt PLC *	36	1

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Biotechnology & Pharmaceuticals – 5.7% – continued

Merck & Co., Inc.	7,378	$402

Vertex Pharmaceuticals, Inc. *	790	129

Zoetis, Inc.	64	5
		1,300

Chemicals – 2.5%

3M Co.	2,110	463

Avery Dennison Corp.	908	96

PPG Industries, Inc.	25	3
		562

Commercial Services – 1.0%

Ecolab, Inc.	933	128

ManpowerGroup, Inc.	290	33

Robert Half International, Inc.	1,071	62
		223

Consumer Products – 5.6%

Brown-Forman Corp., Class B	94	5

Clorox (The) Co.	1,029	137

Coca-Cola (The) Co.	448	19

Colgate-Palmolive Co.	1,983	142

Conagra Brands, Inc.	342	13

Dr. Pepper Snapple Group, Inc.	869	103

Herbalife Ltd. *	167	16

Hershey (The) Co.	168	17

Kellogg Co.	1,616	105

Kimberly-Clark Corp.	945	104

PepsiCo, Inc.	3,245	354

Procter & Gamble (The) Co.	3,381	268
		1,283

Consumer Services – 0.1%

Graham Holdings Co., Class B	33	20

Distributors – Consumer Staples – 0.5%

Bunge Ltd.	1,508	112

Sysco Corp.	37	2
		114

Electrical Equipment – 2.1%

General Electric Co.	10,282	139

Ingersoll-Rand PLC	383	33

Lennox International, Inc.	309	63

Rockwell Automation, Inc.	886	154

Trimble, Inc. *	2,469	88
		477

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Gaming, Lodging & Restaurants – 1.5%

Darden Restaurants, Inc.	1,256	$107

Domino’s Pizza, Inc.	164	38

Hilton Grand Vacations, Inc. *	50	2

Marriott International, Inc., Class A	1,055	144

McDonald’s Corp.	388	61
		352

Hardware – 6.4%

Apple, Inc.	5,223	876

ARRIS International PLC *	2,331	62

Cisco Systems, Inc.	3,280	141

F5 Networks, Inc. *	236	34

HP, Inc.	6,044	133

Motorola Solutions, Inc.	578	61

NetApp, Inc.	657	41

Xerox Corp.	1,057	30

Zebra Technologies Corp., Class A *	634	88
		1,466

Health Care Facilities & Services – 5.6%

Aetna, Inc.	59	10

AmerisourceBergen Corp.	1,294	112

Anthem, Inc.	557	122

Cardinal Health, Inc.	2,283	143

Centene Corp. *	830	89

Cigna Corp.	879	148

CVS Health Corp.	98	6

Express Scripts Holding Co. *	1,177	81

HCA Healthcare, Inc.	926	90

Henry Schein, Inc. *	1,788	120

Humana, Inc.	482	130

McKesson Corp.	540	76

Patterson Cos., Inc.	3,570	79

UnitedHealth Group, Inc.	309	66
		1,272

Home & Office Products – 0.1%

Tempur Sealy International, Inc. *	247	11

Tupperware Brands Corp.	153	8
		19

Industrial Services – 0.3%

W.W. Grainger, Inc.	243	69

Institutional Financial Services – 1.8%

Bank of New York Mellon (The) Corp.	1,877	97

Goldman Sachs Group (The), Inc.	1,037	261

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Institutional Financial Services – 1.8% – continued

Morgan Stanley	903	$49

State Street Corp.	122	12
		419

Insurance – 3.6%

Aflac, Inc.	2,553	112

Allstate (The) Corp.	1,772	168

American International Group, Inc. (1)	11	–

Aon PLC	869	122

Berkshire Hathaway, Inc., Class B *	1,177	235

Loews Corp.	180	9

Marsh & McLennan Cos., Inc.	98	8

Travelers (The) Cos., Inc.	1,225	170
		824

Iron & Steel – 0.4%

Nucor Corp.	1,658	101

Machinery – 1.5%

AGCO Corp.	98	6

Caterpillar, Inc.	966	142

Illinois Tool Works, Inc.	1,162	182

Toro (The) Co.	250	16
		346

Media – 3.8%

Alphabet, Inc., Class A *	117	121

Alphabet, Inc., Class C *	159	164

Comcast Corp., Class A	208	7

Discovery Communications, Inc., Class A *	2,435	52

Discovery Communications, Inc., Class C *	2,391	47

Sirius XM Holdings, Inc.	11,355	71

Time Warner, Inc.	1,100	104

Twenty-First Century Fox, Inc., Class A	2,452	90

Twenty-First Century Fox, Inc., Class B	442	16

VeriSign, Inc. *	1,364	162

Walt Disney (The) Co.	250	25
		859

Medical Equipment & Devices – 2.9%

Agilent Technologies, Inc.	1,637	109

Hologic, Inc. *	1,834	69

IDEXX Laboratories, Inc. *	236	45

Medtronic PLC	244	20

Mettler-Toledo International, Inc. *	234	135

PerkinElmer, Inc.	1,063	80

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Medical Equipment & Devices – 2.9% – continued

Thermo Fisher Scientific, Inc.	905	$187

Waters Corp. *	62	12
		657

Oil, Gas & Coal – 3.7%

ConocoPhillips	131	8

Exxon Mobil Corp.	2,292	171

Halliburton Co.	585	27

National Oilwell Varco, Inc.	1,244	46

ONEOK, Inc.	424	24

PBF Energy, Inc., Class A	3,998	135

Pioneer Natural Resources Co.	59	10

RPC, Inc.	1,439	26

Schlumberger Ltd.	3,122	202

Valero Energy Corp.	2,109	196

World Fuel Services Corp.	73	2
		847

Passenger Transportation – 0.0%

Delta Air Lines, Inc.	102	6

Southwest Airlines Co.	111	6
		12

Real Estate – 0.2%

Jones Lang LaSalle, Inc.	325	57

Real Estate Investment Trusts – 2.8%

American Tower Corp.	1,002	146

AvalonBay Communities, Inc.	660	108

Boston Properties, Inc.	714	88

Host Hotels & Resorts, Inc.	1,604	30

Kilroy Realty Corp.	530	37

Park Hotels & Resorts, Inc.	112	3

Prologis, Inc.	2,530	159

Public Storage	25	5

Simon Property Group, Inc.	283	44

UDR, Inc.	222	8

Weyerhaeuser Co.	595	21
		649

Retail – Consumer Staples – 0.3%

Kroger (The) Co.	2,738	66

Target Corp.	51	3
		69

Retail – Discretionary – 7.6%

Best Buy Co., Inc.	2,277	159

eBay, Inc. *	3,189	128

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Retail – Discretionary – 7.6% – continued

Foot Locker, Inc.	3,081	$140

Gap (The), Inc.	2,546	80

Home Depot (The), Inc.	3,451	615

Kohl’s Corp.	433	28

Lowe’s Cos., Inc.	2,547	224

Ross Stores, Inc.	149	12

Tiffany & Co.	903	88

TJX (The) Cos., Inc.	1,084	89

Tractor Supply Co.	649	41

Williams-Sonoma, Inc.	2,753	145
		1,749

Semiconductors – 4.3%

Applied Materials, Inc.	1,466	81

Intel Corp.	2,045	106

KLA-Tencor Corp.	51	6

Lam Research Corp.	102	21

NVIDIA Corp.	1,195	277

QUALCOMM, Inc.	2,109	117

Texas Instruments, Inc.	3,567	371
		979

Software – 6.6%

Activision Blizzard, Inc.	772	52

ANSYS, Inc. *	507	79

athenahealth, Inc. *	693	99

CA, Inc.	3,952	134

Citrix Systems, Inc. *	437	41

Electronic Arts, Inc. *	1,094	133

Intuit, Inc.	778	135

Manhattan Associates, Inc. *	637	27

Microsoft Corp.	7,385	674

SS&C Technologies Holdings, Inc.	499	27

Veeva Systems, Inc., Class A *	293	21

VMware, Inc., Class A *	677	82
		1,504

Specialty Finance – 4.6%

Ally Financial, Inc.	1,292	35

American Express Co.	2,719	254

Credit Acceptance Corp. *	57	19

Jack Henry & Associates, Inc.	177	21

Mastercard, Inc., Class A	3,425	600

Visa, Inc., Class A	739	88

Western Union (The) Co.	2,244	43
		1,060

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 100.0% – continued

Technology Services – 4.6%

Accenture PLC, Class A	2,244	$344

Booz Allen Hamilton Holding Corp.	75	3

Broadridge Financial Solutions, Inc.	556	61

Cognizant Technology Solutions Corp., Class A	119	10

Conduent, Inc. *	700	13

FactSet Research Systems, Inc.	810	161

International Business Machines Corp.	2,152	330

S&P Global, Inc.	218	42

Teradata Corp. *	2,389	95
		1,059

Telecom – 0.9%

AT&T, Inc.	1,355	48

Sprint Corp. *	8,710	43

Verizon Communications, Inc.	2,309	110
		201

Transportation & Logistics – 0.7%

Expeditors International of Washington, Inc.	2,433	154

Transportation Equipment – 0.7%

Allison Transmission Holdings, Inc.	153	6

Cummins, Inc.	947	154
		160

Utilities – 2.1%

CenterPoint Energy, Inc.	2,702	74

Consolidated Edison, Inc.	38	3

Edison International	1,949	124

Exelon Corp.	3,516	137

NextEra Energy, Inc.	520	85

UGI Corp.	1,261	56
		479
Total Common Stocks
(Cost $22,691)		22,860

Total Investments – 100.0%
(Cost $22,691)		22,860

Liabilities less Other Assets – (0.0%)		(6)
NET ASSETS – 100.0%		$22,854

(1)	Value rounds to less than one thousand.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.9%
Consumer Staples	6.4
Energy	3.7
Financials	16.7
Health Care	14.6
Industrials	12.5
Information Technology	26.7
Materials	1.4
Real Estate	3.1
Telecommunication Services	0.9
Utilities	2.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common stocks (1)	$22,860	$–	$–	$22,860
Total Investments	$22,860	$–	$–	$22,860

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

Since the Fund commenced operations on October 2, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Value, Small Cap Core, Small Cap Value and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The U.S. Quality ESG Fund commenced operations on October 2, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2018

of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2018, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Income Equity	Long	Liquidity

International Equity	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Small Cap Core	Long and Short	Liquidity

Small Cap Value	Long and Short	Liquidity

At March 31, 2018, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds was approximately $209,000, $189,000, $149,000, $1,036,000 and $11,847,000, respectively. At March 31, 2018, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the International Equity Fund was approximately $369,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2018.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Fund is authorized to waive the redemption fee for certain types of redemptions as described in the Fund’s prospectus.

Redemption fees were less than $1,000 for the fiscal years ended March 31, 2018 and March 31, 2017 for the International Equity Fund. These amounts are included in “Payments for Shares

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2018

Redeemed” in Note 9 - Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Income Equity	Monthly

International Equity	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Small Cap Core	Annually

Small Cap Value	Annually

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Equity	$1,354	$94,195	$(95,549)
Large Cap Core	–	88	(88)
Large Cap Value	–	42,528	(42,528)
Small Cap Core	(67)	67	–
Small Cap Value	(111)	(2,738)	2,849

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2018, the International Equity, Large Cap Core and Large Cap Value Funds utilized approximately $34,861,000, $9,304,000 and $18,349,000, respectively, in capital loss carryforwards.

The International Equity, Large Cap Core and Large Cap Value Funds had approximately $95,656,000, $88,000 and $42,528,000, respectively, of capital loss carryforwards expire during the fiscal year ended March 31, 2018.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

U.S. Quality ESG	$12	$–

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Income Equity	$70	$135	$55,275

International Equity	4,693	–	(6,162)

Large Cap Core	71	–	40,458

Large Cap Value	358	–	(8,457)

Small Cap Core	2,724	2,175	162,139

Small Cap Value	1,092	688	1,094,434

U.S. Quality ESG	16	–	160

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Income Equity	$4,293	$12,586

International Equity	3,000	–

Large Cap Core	5,336	1,062

Large Cap Value	2,181	–

Small Cap Core	4,389	16,022

Small Cap Value	46,114	298,269

U.S. Quality ESG	92	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Income Equity	$4,902	$2,136

International Equity	2,400	–

Large Cap Core	2,521	–

Large Cap Value	1,400	–

Small Cap Core	3,266	209

Small Cap Value	36,489	44,975

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2018, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent

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EQUITY FUNDS

MARCH 31, 2018

on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

During the fiscal year ended March 31, 2018, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Income Equity	$1,000	2.75%

International Equity	100	2.44

Large Cap Core	125	2.28

Large Cap Value	100	2.23

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the U.S. Quality ESG Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

International Equity(1)	0.48%	0.50%

Large Cap Core	0.44%	0.45%

Large Cap Value(2)	0.53%	0.55%

Small Cap Core(3)	0.63%	0.65%

Small Cap Value	0.95%	1.00%

U.S. Quality ESG	0.41%	0.43%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION

Income Equity	0.95%	0.922%	0.894%	1.00%

(1)	Prior to July 31, 2017, the International Equity Fund’s contractual management fee rate was 1.00% on the first $1 billion, 0.97% on the next $1 billion and 0.941% over $2 billion of the Fund’s average daily net assets.

(2)	Prior to July 31, 2017, the Large Cap Value Fund’s contractual management fee rate was 0.83% on the first $1 billion, 0.805% on the next $1 billion and 0.781% over $2 billion of the Fund’s average daily net assets.

(3)	Prior to July 31, 2017, the Small Cap Core Fund’s contractual management fee rate was 0.74% of the Fund’s average daily net assets.

The contractual reimbursement arrangements are expected to continue until at least July 31, 2018 of each Fund, except for U.S. Quality ESG Fund which is expected to continue until at least August 20, 2018. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. IN-KIND REDEMPTIONS

Certain investors in the Small Cap Value Fund elected to receive securities rather than cash for their redemptions. These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Fund’s NAV per share. For the fiscal year ended March 31, 2018, the Small Cap Value Fund had in-kind redemptions of approximately $42,795,000. The redemption amounts are included in Net increase (decrease) in net assets resulting from capital share transactions on the Statements of Changes in Net Assets. Net gains of approximately $2,849,000 on the securities resulting from such in-kind redemptions are included in Net realized gains (losses) on investments in the Statements of Operations.

For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). Prior to November 29, 2017, the uninvested cash of the Funds was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

8. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Income Equity	$–	$52,653	$–	$86,938

International Equity	–	308,014	–	218,852

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2018

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Large Cap Core	$ –	$105,213	$ –	$123,257
Large Cap Value	–	101,338	–	108,564
Small Cap Core	–	29,530	–	101,059
Small Cap Value	–	678,476	–	876,912
U.S. Quality ESG	–	24,259	–	1,544

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REITs and PFICs.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Income Equity	$ 58,387	$ (3,113)	$ 55,274	$ 161,469
International Equity	2,475	(8,678)	(6,203)	266,005
Large Cap Core	45,000	(4,541)	40,459	203,859
Large Cap Value	271	(8,729)	(8,458)	98,198
Small Cap Core	170,777	(8,639)	162,138	303,428
Small Cap Value	1,161,880	(67,445)	1,094,435	2,428,322
U.S. Quality ESG	738	(578)	160	22,700

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	1,695		$24,126		1,014	$14,560	(4,365)	$(61,872)	(1,656)	$(23,186)
International Equity	10,206		101,718		41	420	(1,456)	(14,597)	8,791	87,541
Large Cap Core	7,106	*	125,673	*	283	5,302	(1,917)	(34,976)	5,472	95,999
Large Cap Value	294		4,669		98	1,593	(887)	(13,948)	(495)	(7,686)
Small Cap Core	2,446		61,800		735	18,934	(5,302)	(132,931)	(2,121)	(52,197)
Small Cap Value	29,195		700,466		14,130	334,326	(44,864)	(1,072,383)	(1,539)	(37,591)
U.S. Quality ESG	2,178		22,623		6	67	–	–	2,184	22,690

*	Numbers include assets received in connection with fund reorganization of approximately 6,394,000 in shares sold and $112,529,000 in proceeds from shares sold. For further information on the reorganization, see Note 15.

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	2,096	$26,683	415	$5,326	(4,894)	$(62,097)	(2,383)	$(30,088)
International Equity	2,213	18,556	60	510	(4,047)	(34,243)	(1,774)	(15,177)
Large Cap Core	724	11,280	116	1,853	(2,901)	(45,907)	(2,061)	(32,774)
Large Cap Value	699	9,789	69	1,036	(1,478)	(21,083)	(710)	(10,258)
Small Cap Core	10,921	228,033	72	1,698	(6,609)	(147,268)	4,384	82,463
Small Cap Value	48,142	1,087,106	3,251	78,714	(41,100)	(918,339)	10,293	247,481

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

10. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Income Equity	Northern Institutional Funds - Government Assets Portfolio*	$2,505	$20,669	$23,174	$–	$–	$9	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	17,379	15,773	–	–	9	1,606	1,606
	Total	$2,505	$38,048	$38,947	$–	$–	$18	$1,606	$1,606

International Equity	Northern Institutional Funds - Government Assets Portfolio*	$526	$54,135	$54,661	$–	$–	$11	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	38,233	36,901	–	–	9	1,332	1,332
	Total	$526	$92,368	$91,562	$–	$–	$20	$1,332	$1,332

Large Cap Core	Northern Institutional Funds - Government Assets Portfolio*	$1,425	$13,179	$14,604	$–	$–	$4	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	7,665	7,214	–	–	4	451	451
	Total	$1,425	$20,844	$21,818	$–	$–	$8	$451	$451

Large Cap Value	Northern Institutional Funds - Government Assets Portfolio*	$1,135	$6,034	$7,169	$–	$–	$3	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	4,120	3,637	–	–	3	483	483
	Total	$1,135	$10,154	$10,806	$–	$–	$6	$483	$483

Small Cap Core	Northern Institutional Funds - Government Assets Portfolio*	$3,075	$49,523	$52,598	$–	$–	$29	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	37,674	31,357	–	–	75	6,317	6,317
	Total	$3,075	$87,197	$83,955	$–	$–	$104	$6,317	$6,317

Small Cap Value	Northern Institutional Funds - Government Assets Portfolio*	$238,728	$164,575	$403,303	$–	$–	$429	$–	$–

	Northern Institutional Funds - U.S. Government Portfolio	–	277,168	226,525	–	–	277	50,643	50,643
	Total	$238,728	$441,743	$629,828	$–	$–	$706	$50,643	$50,643

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2018

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

U.S. Quality ESG	Northern Institutional Funds - Government Assets Portfolio*	$ –	$11,888	$11,888	$ –	$ –	$–	**	$ –	$ –

	Northern Institutional Funds - U.S. Government Portfolio	–	11,498	11,498	–	–	1		–	–

	Total	$ –	$23,386	$23,386	$ –	$ –	$1		$ –	$ –

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.
**	Amount rounds to less than one thousand.

11. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2018:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Income Equity	Equity contracts	Net Assets – Net unrealized appreciation	$–		Net Assets – Net unrealized depreciation	$(57	) *

International Equity	Equity contracts	Net Assets – Net unrealized appreciation	22	*	Net Assets – Net unrealized depreciation	(54	) *

Large Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(21	) *

Large Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(21	) *

Small Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(159	) *

Small Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(884	) *

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2018:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$303

	Equity contracts	Net realized gains (losses) on options contracts	178

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	235

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	226

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	90

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,655

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	$14,583

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(51)

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(40)

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(23)

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(20)

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(214)

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(3,337)

Volume of derivative activity for the fiscal year ended March 31, 2018 *:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT **
Income Equity	58	$989
International Equity	308	347
Large Cap Core	53	434
Large Cap Value	34	319
Small Cap Core	59	2,064
Small Cap Value	106	6,860

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures and written option equity contracts.
**	Amounts in thousands.

12. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

13. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit and named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

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EQUITY FUNDS

MARCH 31, 2018

The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditor was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs have filed a motion with the Second Circuit to recall the mandate and vacate the decision, which remains pending.

The motion to dismiss the Committee Action was also granted by the District Court. It is expected that the Plaintiff in the Committee Action will seek appellate review in the Second Circuit Court of Appeals. The Plaintiff in the Committee Action has also sought from the District Court leave to amend the complaint with an additional claim based upon the decision in Merit Management, which remains pending.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

14. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

15. REORGANIZATION

On May 17, 2017, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Large Cap Equity Fund of Northern Funds listed in the table below (the “Acquired Fund”) into Large Cap Core Fund of Northern Funds as set forth below under the heading Acquiring Fund (the “Acquiring Fund”). Pursuant to the Plan, all of the assets of the Acquired Fund were transferred to the Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Fund was carried forward to the Acquiring Fund for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of shares of the Acquired Fund held shares of the Acquiring Fund having aggregate net asset value equal to the aggregate net asset value of the shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on July 21, 2017 as set forth in the table.

	ACQUIRED FUND	ACQUIRING FUND
Amounts in thousands, except Exchange Ratio	LARGE CAP EQUITY	LARGE CAP CORE
Exchange Ratio	0.9405	N/A
Shares before the Reorganization	6,798	7,228
Shares issued through Reorganization	N/A	6,394
Acquired Fund’s Unrealized Appreciation	$11,492	N/A
Net Assets before the Reorganization	$112,529	$127,231
Aggregated Net Assets immediately after the Reorganization	N/A	$239,760

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

Assuming the reorganization had been completed on April 1, 2017, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2018 are as follows:

Amounts in thousands	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Large Cap Core	$3,948	$29,132	$33,080

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since July 21, 2017.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and U.S. Quality ESG Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund; the related statements of operations, changes in net assets, and financial highlights for the period from October 2, 2017 (commencement of operations) through March 31, 2018 for U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Quality ESG Fund as of March 31, 2018 and the results of its operations, changes in net assets, and financial highlights for U.S. Quality ESG Fund for the period from October 2, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Income Equity	$0.794592
Large Cap Core	0.081828
Small Cap Core	0.873493
Small Cap Value	1.978296

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2018 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Income Equity	100.00%
International Equity	0.41%
Large Cap Core	43.95%
Large Cap Value	100.00%
Small Cap Core	18.84%
Small Cap Value	71.96%
U.S. Quality ESG	100.00%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
International Equity	$0.0204	$0.2391

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2018:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Income Equity	$135
Small Cap Core	2,175
Small Cap Value	688

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2018, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2017:

QDI PERCENTAGE
Income Equity	100.00%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Value	97.89%
Small Cap Core	100.00%
Small Cap Value	100.00%
U.S. Quality ESG	100.00%

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 76), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 80), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	1.01%	$1,000.00	$1,044.30	$5.15
Hypothetical	1.01%	$1,000.00	$1,019.90	$5.09

INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.51%	$1,000.00	$1,016.10	$2.56
Hypothetical	0.51%	$1,000.00	$1,022.39	$2.57

LARGE CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.46%	$1,000.00	$1,069.60	$2.37
Hypothetical	0.46%	$1,000.00	$1,022.64	$2.32

LARGE CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.58%	$1,000.00	$1,025.30	$2.93
Hypothetical	0.58%	$1,000.00	$1,022.04	$2.92

SMALL CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.65%	$1,000.00	$1,025.50	$3.28
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28

SMALL CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	1.00%	$1,000.00	$983.10	$4.94
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2018 (UNAUDITED)

U.S. QUALITY ESG (1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.43%	$1,000.00	$1,051.70	$2.18
Hypothetical	0.43%	$1,000.00	$1,022.79	$2.17

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

(1)	Commenced investment operations on October 2, 2017. The actual expense example is based on the period since inception; the hypothetical example is based on the half-year beginning 10/1/2017.

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EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2018 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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EQUITY FUNDS

MARCH 31, 2018 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

APPROVAL OF MANAGEMENT AGREEMENTS

At a quarterly meeting of the Board of Trustees (the “Board” or the “Trustees”) held on August 24-25, 2016 (the “August Meeting”), the Trustees, including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately, considered and approved the Management Agreement with respect to the Northern U.S. Quality ESG Fund (the “New Fund”). The Trustees had previously reviewed material and a presentation regarding the New Fund at the quarterly in-person meeting of the Board held on May 18-19, 2016 (the “May Meeting,” together with the August Meeting, the “Meetings”).

In advance of the Meetings, the Trustees received and considered a variety of information relating to the Management Agreement, Northern Trust Investments, Inc. (“NTI” or the “Adviser”) and its affiliates (together with NTI, “Northern”) as part of their re-approval of the Management Agreement with respect to the other funds of the Trust at the May Meeting. At the Meetings, the Trustees considered these reports and presentations, as applicable, and discussed the information that had been provided. In connection with their deliberations, the Independent Trustees met separately with and were advised by their independent legal counsel, and received a memorandum from their independent legal counsel regarding their responsibilities under applicable law. They also met in executive session at the Meetings with their independent legal counsel without employees of Northern present.

In evaluating the Management Agreement, the Trustees reviewed, among other things, information specifically relating to: (i) the terms of the Management Agreement; (ii) the contractual and net management fees and total expenses (after fee waivers and expense reimbursements) of the New Fund in comparison to those borne by mutual fund peer groups and categories selected by Broadridge, a third party provider of mutual fund data; (iii) Northern’s staffing for the New Fund and the experience of the portfolio managers and other personnel; (iv) Northern’s financial resources and its ability to attract and retain portfolio management talent; (v) Northern’s investments in technology to benefit the New Fund; (vi) the fees to be paid by the New Fund to the Adviser and its affiliates for services, and the expenses to be incurred by them in connection with the provision of those services; and (vii) the benefits to be received by Northern and its affiliates from their relationships with the New Fund. The Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). In evaluating the Management Agreement for the Fund, the Trustees gave weight to various factors including those discussed below, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of the services to be provided by Northern. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that would be provided to the New Fund by the Adviser and its affiliates. These services include acting as the New Fund’s administrator and sub-administrator, custodian and transfer agent and providing other services necessary for the operation of the New Fund. It was noted that the Management Agreement encompassed both the advisory and administrative functions to be rendered by NTI. The Trustees considered the quality of Northern’s communications with and services to existing Fund shareholders, as well as the expenditures made by the Adviser and its affiliates to improve the quality and scope of their services to the existing Funds. They noted Northern’s enhancements to technology in prior years, including enhancements to cybersecurity controls. The Trustees considered the strength of the Adviser’s and its affiliates’ risk management processes and also reviewed the compliance and administrative services provided to the existing Funds by Northern, including its oversight of the existing funds’ day-to-day operations and fund accounting. The Trustees also noted that on a regular basis they receive and review information from Northern regarding the compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act for the existing funds of the Trust. They also considered the quality of Northern’s compliance oversight program with respect to all of the Trust’s service providers and the continued active involvement of Northern’s internal audit group in reviewing Trust operations. The Trustees also took into account that the scope of services provided by Northern, and the undertakings required of Northern in connection with those services, including maintaining and monitoring its own and the Trust’s compliance programs, which had expanded over time as a result of regulatory, market and other developments.

The Trustees also considered the qualifications, background and responsibilities of Northern’s senior and investment personnel, Northern’s recruitment and retention plans for attracting high quality investment professionals, as well as its portfolio management compensation structure, and the consistency of investment approach with respect to the existing Funds of the Trust. The Trustees also noted Northern’s and its affiliates’ strong financial position, stability and willingness to support the New Fund through expense reimbursements. The Trustees concluded that Northern was able to commit, and had committed, substantial financial and other resources to the operations of the Trust and was able to provide quality services to the New Fund.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

APPROVAL OF MANAGEMENT AGREEMENTS continued

Performance

The Trustees did not consider the investment performance of the New Fund because it had not yet commenced operations.

Fees, Costs of Services and Profitability

The Trustees also evaluated the New Fund’s contractual management fee rates and management fees to be paid by the Fund after taking into account expense reimbursements; the New Fund’s total operating expense ratio; Northern’s contractual commitment to continue expense reimbursements for at least one year with respect to the New Fund; and whether a consistent methodology was in place in determining the fees and expenses of the New Fund. The Trustees also considered that, if the New Fund swept uninvested cash into a Northern affiliated money market fund, Northern would rebate back to the New Fund all of the advisory fees received by Northern, if any, of the applicable money market fund in compliance with the Trust’s exemptive order.

The Trustees reviewed information on the fee rates paid by the New Fund under the Management Agreement and the New Fund’s total operating expense ratio compared to similar information for mutual funds advised by unaffiliated investment management firms, as prepared by Broadridge. The Trustees considered that the New Fund’s total operating expense ratio after reimbursement of expenses and management fees were well below the Broadridge expense peer group and expense universe medians.

In addition, the Trustees considered the information provided by Northern relating to the projected costs of the services provided by it and its affiliates and the projected profits realized by them through their relationship with the New Fund both before and after distribution and certain non-distribution costs. The Trustees noted that Northern would likely not realize a profit in the New Fund’s first year of operations. The Trustees considered that they had recently reviewed Northern’s assumptions and methodology for allocating costs to the existing Funds, recognizing that cost allocation methodologies are inherently subjective and not audited. The Trustees also noted that NTI provided administrative services under the Management Agreement and that affiliates of NTI would serve as sub-administrator, custodian and transfer agent and that NTI would pay the New Fund’s sub-administrative fees from its management fee. The Trustees also considered the information provided by an independent consultant with respect to Northern’s projected lack of profitability compared to other publicly-traded advisers but believed that comparisons of advisory agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors.

Economies of Scale

The Trustees considered the extent to which economies of scale would be realized as the New Fund grows and whether the fee level reflected economies of scale for the benefit of shareholders. They took into account management’s discussion of the New Fund’s management fee structure and considered Northern’s view that the New Fund would be sharing in economies of scale through the level at which its management fee was set and through Northern’s contractual expense reimbursement that would limit the expenses for the New Fund to a specific levels. The Trustees also noted that total expenses of the New Fund after reimbursements would be well below the median of the Broadridge expense group and universe.

Other Benefits to Northern

The Trustees also reviewed other benefits accruing to the Adviser and its affiliates as a result of their relationship with the New Fund. Those benefits included fees received by the affiliates for transfer agency, custodial and sub-administrative functions as well as soft dollar credits. The Trustees also considered that many of the Fund’s shareholders would likely have other client relationships with Northern Trust and its affiliates.

After deliberation, the Trustees concluded that the management fee to be paid by the New Fund was reasonable in light of the services provided by Northern, its costs, and other factors including those discussed above and that the Management Agreement should be approved.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

INCOME EQUITY FUND2

INTERNATIONAL EQUITY FUND1,2,3,4,5,6

LARGE CAP CORE FUND2,4,5

LARGE CAP VALUE FUND2,4,5,6

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6

U.S. QUALITY ESG FUND2,4,5,7,8

1	Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2	Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3	Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4	Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

5	Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6	Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7	New Fund Risk: New fund risk is the risk that the Fund, because it is new with no operating history, will not grow or maintain an economically viable size, in which case the Board of Trustees of the Trust may determine to liquidate the Fund.

8	Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY FUNDS

EQUITY FUNDS

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EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

38	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

49	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbol: NSRIX

62	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

78	MID CAP INDEX FUND
Ticker Symbol: NOMIX

85	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

111	STOCK INDEX FUND
Ticker Symbol: NOSIX

119	NOTES TO THE FINANCIAL STATEMENTS

134	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

135	TAX INFORMATION

136	FUND EXPENSES

138	TRUSTEES AND OFFICERS

142	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund posted a return of 25.03% during the 12-month period ended March 31, 2018, compared with the Fund’s benchmark, the MSCI Emerging Markets IndexSM return of 24.93% for the same period. Emerging market equities outperformed U.S. stocks as measured by the S&P 500® Index, which returned 13.99% for the period.

The top-performing sectors over the period were information technology and real estate, returning 39.90% and 37.64%, respectively. Telecommunication services and industrials were the bottom-performing sectors for the reporting period, with returns of 4.88% and 9.24%, respectively. From a regional perspective, Peru and Czech Republic were the top-performing countries with returns of 44.72% and 39.90%, respectively. Pakistan and Qatar were the bottom-performing countries, returning -17.37% and -10.95%, respectively.

For the 12-month period ended March 31, 2018, emerging market equities registered the strongest returns when compared with domestic U.S. equities and developed international equities. Emerging markets rallied due to an upswing in global growth, and continued to be supported by developments in the United States. The U.S. dollar was weak throughout the period, and combined with increasing oil prices provided a tailwind for emerging markets generally. Oil prices increased steadily throughout the period, crossing $60 per barrel in late 2017, and ending the period just under $65. Brazil, Russia, India and China, the largest of the emerging market economies, all posted double-digit returns, with China and Brazil posting the highest returns of the four countries. Emerging markets could face some headwinds going forward in light of trade war rhetoric heating up between the United States and China, as investors become worried that global growth might be hindered.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06
EMERGING MARKETS EQUITY INDEX FUND	25.03%	4.81%	2.39%	4.55%
MSCI EMERGING MARKETS INDEXSM	24.93	4.99	3.02	5.30

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 7.10% during the 12-month reporting period ended March 31, 2018, compared with the Fund’s benchmark, the FTSE® EPRA®/NAREIT® Global Index, which returned 6.55% for the period. Global real estate underperformed the broader global equity market, represented by the MSCI World Index, which returned 13.59%.

The top-performing countries over the period were China and Spain, returning 77.27% and 55.45%, respectively. Turkey and the United Arab Emirates were the bottom-performing countries for the period, with returns of -15.02% and -9.37%, respectively.

Global real estate markets experienced a strong 12 months ended March 31, 2018, but underperformed U.S. domestic and international equities. Spiking interest rates represented a significant drag on global real estate markets, and late in the period rhetoric from Washington D.C. regarding possible trade tariffs caused investors to worry that global growth might be hindered. Investors focused on strong synchronized global growth, low global interest rates and stable labor markets to propel global equity markets higher for much of the 12-month period. Late in the period, volatility in U.S. equity markets triggered increased volatility abroad. However, geopolitical events, including the aggressive posturing of North Korea, subsided late in the period as trade became the focal point for most nations. Oil prices increased steadily throughout the period, crossing $60 per barrel in late 2017, and ending the period just under $65 per barrel. The U.S. dollar weakened steadily throughout the period, which represented a tailwind for international equities returns in both the developed and emerging equity markets.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06
GLOBAL REAL ESTATE INDEX FUND	7.10%	4.57%	3.37%	3.40%
FTSE® EPRA®/NAREIT® GLOBAL INDEX	6.55	4.29	3.35	3.63

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 13.38% during the 12-month reporting period ended March 31, 2018, compared with the Fund’s benchmark, the MSCI World ESG Leaders IndexSM, which returned 13.11% for the period. ESG equities underperformed developed markets, represented by MSCI World Index, which returned 13.59% for the period.

The top-performing sectors over the period were information technology and industrials, returning 31.00% and 15.58%, respectively. Utilities and energy were the bottom-performing sectors, with returns of 1.57% and 3.30%, respectively. The top-performing countries were Austria and Belgium, returning 51.21% and 43.91%, respectively. Australia and New Zealand were the bottom-performing countries, with returns of -3.76% and 2.82%, respectively.

Global equity markets experienced a strong 12-month period, driven both by U.S. domestic and international regions. Investors focused on strong synchronized global growth, low global interest rates and stable labor markets to propel international equity markets higher for much of the 12-month period. Late in the period, volatility in U.S. equity markets triggered increased volatility abroad. Spiking interest rates and rhetoric from Washington D.C. regarding possible trade tariffs caused investors to pause, as they worried that global growth might be hindered. However, geopolitical events, including the aggressive posturing of North Korea, subsided late in the period as trade became the focal point for most nations. Oil prices increased steadily throughout the period, crossing $60 per barrel in late 2017, and ending the period just under $65 per barrel. The U.S. dollar weakened steadily throughout the period, which represented a tailwind for international equities returns in both the developed and emerging equity markets.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/05/08
GLOBAL SUSTAINABILITY INDEX FUND	13.38%	9.34%	5.73%	5.67%
MSCI WORLD ESG LEADERS INDEXSM	13.11	9.20	5.82	5.77

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI World ESG Leaders IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed market companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund posted a total return of 15.06% during the 12-month period ended March 31, 2018, compared with the Fund’s benchmark, the MSCI EAFE® Index, which returned 14.80%. International equities outperformed U.S. equities as measured by the S&P 500® Index, which returned 13.99% for the same period.

The top-performing sectors over the period were information technology and energy, returning 25.32% and 22.08%, respectively. Telecommunication services and health care were the bottom-performing sectors, with returns of 3.16% and 7.85%, respectively. From a regional perspective, Austria and Norway were the top-performing countries, with returns of 49.04% and 30.70%, respectively. China and Israel were the bottom-performing countries, returning -18.40% and -8.07%, respectively.

Developed ex-U.S. equity markets demonstrated strong performance during the reporting period, besting U.S. equities. Investors focused on strong synchronized global growth, low global interest rates and stable labor markets to propel international equity markets higher for much of the 12-month period. Late in the period, volatility in U.S. equity markets triggered increased volatility abroad. Spiking interest rates and rhetoric from Washington D.C. regarding possible trade tariffs caused investors to pause, as they worried that global growth might be hindered. However, geopolitical events, including the aggressive posturing of North Korea, subsided late in the period as trade became the focal point for most nations. Oil prices increased steadily throughout the period, crossing $60 per barrel in late 2017, and ending the period just under $65 per barrel.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
INTERNATIONAL EQUITY INDEX FUND	15.06%	6.44%	2.60%	4.74%
MSCI EAFE® INDEX	14.80	6.50	2.74	4.92

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund posted a total return of 10.80% during the 12-month period ended March 31, 2018, compared with the Fund’s benchmark, the S&P MidCap 400® Index, which returned 10.97%. Mid-cap equities underperformed large-cap equities as measured by the S&P 500® Index, which returned 13.99%.

The top-performing sectors over the period were information technology and industrials, returning 21.46% and 16.37%, respectively. Telecommunication services and energy were the bottom-performing sectors for the period, with returns of -30.18% and -10.16%, respectively.

U.S. equities demonstrated strong performance for the 12-month period, despite heightened volatility toward the end of the period. The most recent quarter saw U.S. equities post their first negative three-month period since the third quarter of 2015. The S&P 500 Index began the period on the tailwind of a strong rally in equities due to an unexpected victory by the Republican U.S. presidential candidate, which propelled markets higher through the next three quarters through December 31, 2017. The exuberance continued into late fourth quarter 2017 and into the first month of 2018 due to the passage of new U.S. tax legislation. The excitement pushed the Index to all-time highs in late January before volatility returned to the markets due to some surprising economic news, followed by trade war speculation. Market participants decided to take some gains off the table as surprisingly strong employment data for January propelled interest rates higher, and heightened rhetoric from Washington D.C. regarding possible trade tariffs threatened current projections for global growth. The U.S. Federal Reserve continued its effort to normalize short-term rates with a series of three rate hikes in June 2017, December 2017 and March 2018, bringing its target rate to 1.50%-1.75% at the end of the period. The confluence of events led to an increase in market skepticism and uncertainty surrounding future growth, signaling potential increased volatility for stocks going forward.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
MID CAP INDEX FUND	10.80%	11.80%	10.66%	9.68%
S&P MIDCAP 400® INDEX	10.97	11.97	10.90	9.98

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 11.68% during the 12-month period ended March 31, 2018, compared with the Fund’s benchmark, the Russell 2000® Index, which returned 11.79% for the period. Small-cap equities underperformed large-cap equities, as measured by the Russell 1000® Index, which returned 13.98% during the period.

The top-performing sectors over the period were health care and information technology, returning 25.05% and 17.03%, respectively. Energy and telecommunication services were the bottom-performing sectors, with returns of -20.49% and -7.94%, respectively.

U.S. equities demonstrated strong performance for the 12-month period, despite heightened volatility toward the end of the period. The most recent quarter saw U.S. equities post their first negative three-month period since the third quarter of 2015. The S&P 500® Index began the period on the tailwind of a strong rally in equities due to an unexpected victory by the Republican U.S. presidential candidate, which propelled markets higher through the next three quarters through December 31, 2017. The exuberance continued into late fourth quarter 2017 and into the first month of 2018 due to the passage of new U.S. tax legislation. The excitement pushed the Index to all-time highs in late January 2018 before volatility returned to the markets due to some surprising economic news, followed by trade war speculation. Market participants decided to take some gains off the table as surprisingly strong employment data for January propelled interest rates higher, and heightened rhetoric from Washington D.C. regarding possible trade tariffs threatened current projections for global growth. The Federal Reserve continued its effort to normalize short-term rates with a series of three rate hikes in June 2017, December 2017 and March 2018, bringing its target rate to 1.50%-1.75% at the end of the period. The confluence of events led to an increase in market skepticism and uncertainty surrounding future growth, signaling potential increased volatility for stocks going forward.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99
SMALL CAP INDEX FUND	11.68%	11.33%	9.64%	8.03%
RUSSELL 2000® INDEX	11.79	11.47	9.84	8.53

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 13.87% during the 12-month reporting period ended March 31, 2018, compared with the Fund’s benchmark, the S&P 500® Index, which returned 13.99% for the period. Large-cap equities outperformed small-cap equities, as measured by the Russell 2000® Index, which returned 5.13% for the reporting period.

The top-performing sectors over the period were information technology and financials, returning 27.67% and 18.04%, respectively. Telecommunication services and consumer staples were the bottom-performing sectors for the reporting period, with returns of -4.91% and -1.17%, respectively.

U.S. equities demonstrated strong performance for the 12-month period, despite heightened volatility toward the end of the period. The most recent quarter saw U.S. equities post their first negative three-month period since the third quarter of 2015. The S&P 500 Index began the period on the tailwind of a strong rally in equities due to an unexpected victory by the Republican presidential candidate, which propelled markets higher through the next three quarters through December 31, 2017. The exuberance continued into late fourth quarter 2017 and into the first month of 2018 due to the passage of new U.S. tax legislation. The excitement pushed the S&P 500 Index to all-time highs in late January 2018 before volatility returned to the markets due to some surprising economic news, followed by trade war speculation. Market participants decided to take some gains off the table as surprisingly strong employment data for January 2018 propelled interest rates higher, and heightened rhetoric from Washington D.C. regarding possible trade tariffs threatened current projections for global growth. The U.S. Federal Reserve continued its effort to normalize short-term rates with a series of three rate hikes in June 2017, December 2017 and March 2018, bringing its target rate to 1.50%-1.75% at the end of the period. The confluence of events led to an increase in market skepticism and uncertainty surrounding future growth, signaling potential increased volatility for stocks going forward.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96
STOCK INDEX FUND	13.87%	13.19%	9.33%	8.02%
S&P 500® INDEX	13.99	13.31	9.49	8.48

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 142.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$3,211,663	$1,856,478
Investments in affiliates, at value	28,939	5,980
Cash held at broker (restricted $2,122, $443 and $168, respectively)	3,416	1,005
Foreign currencies held at broker, at value (restricted $847, $242 and $5,056, respectively)	–	1,482 (1)
Foreign currencies, at value (cost $3,803, $8,667, $1,307 and $21,012, respectively)	3,850	8,799
Interest income receivable	30	18
Dividend income receivable	8,683	7,425
Receivable for foreign tax reclaims	340	640
Receivable for securities sold	–	–
Receivable for variation margin on futures contracts	28	15
Receivable for fund shares sold	2,944	1,077
Receivable from investment adviser	38	14
Unrealized appreciation on forward foreign currency exchange contracts	8	102
Prepaid and other assets	18	5
Total Assets	3,259,957	1,883,040
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	3	94
Payable for securities purchased	948	2
Payable for variation margin on futures contracts	–	2
Payable for fund shares redeemed	884	1,082
Payable to affiliates:
Management fees	130	142
Custody fees	61	37
Shareholder servicing fees	147	67
Transfer agent fees	10	5
Trustee fees	7	5
Deferred foreign capital gains tax payable	2,616	–
Accrued other liabilities	62	49
Total Liabilities	4,868	1,485
Net Assets	$3,255,089	$1,881,555
ANALYSIS OF NET ASSETS:
Capital stock	$2,667,958	$1,609,551
Accumulated undistributed net investment income (loss)	(8,576)	(43,509)
Accumulated undistributed net realized gain (loss)	(314,489)	(83,422)
Net unrealized appreciation	910,196	398,935
Net Assets	$3,255,089	$1,881,555
Shares Outstanding ($.0001 par value, unlimited authorization)	248,448	181,814
Net Asset Value, Redemption and Offering Price Per Share	$13.10	$10.35
Investments, at cost	$2,298,471	$1,457,496
Investments in affiliates, at cost	28,939	5,980

(1)	Costs associated with foreign currencies held at broker are $1,478, $678 and $6,691, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$387,957		$6,122,700		$2,287,119	$1,207,410	$7,743,987
8,320		28,338		33,084	9,163	37,874
168		–		–	–	–
678	(1)	6,692	(1)	–	–	–
1,337		21,043		–	–	–
9		43		30	20	85
758		23,172		2,292	1,234	7,618
380		15,345		–	–	–
–		2		–	209	–
7		143		4	1	–
562		3,896		1,483	544	4,580
2		67		30	16	36
6		93		–	–	–
2		8		4	9	15
400,186		6,221,542		2,324,046	1,218,606	7,794,195

23		199		–	–	–
2		5,854		–	–	–
–		–		–	–	–
191		5,645		3,811	3,729	6,107

14		212		57	30	119
10		112		6	6	32
15		82		77	42	29
1		18		7	4	22
2		14		6	6	22
–		–		–	–	–
25		72		48	25	115
283		12,208		4,012	3,842	6,446
$399,903		$6,209,334		$2,320,034	$1,214,764	$7,787,749

$307,938		$5,413,727		$1,718,199	$798,318	$3,715,125
1,793		17,907		7,782	2,059	2,925
(2,781)		(460,858)		28,467	5,525	40,141
92,953		1,238,558		565,586	408,862	4,029,558
$399,903		$6,209,334		$2,320,034	$1,214,764	$7,787,749
28,896		486,234		121,050	89,328	248,440
$13.84		$12.77		$19.17	$13.60	$31.35
$295,032		$4,884,008		$1,720,859	$798,338	$3,717,144
8,166		28,338		33,084	9,163	34,060

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$63,891 (1)	$67,465 (1)
Non-cash dividend income	686	2,663
Dividend income from investments in affiliates	241	102
Interest income	56	59
Total Investment Income	64,874	70,289
EXPENSES:
Management fees	5,910	7,583
Custody fees	2,569	1,742
Transfer agent fees	422	284
Registration fees	28	26
Printing fees	34	34
Professional fees	61	61
Shareholder servicing fees	538	198
Trustee fees	29	29
Interest expense	12	–
Other	39	45
Total Expenses	9,642	10,002
Less expenses reimbursed by investment adviser	(1,142)	(478)
Net Expenses	8,500	9,524
Net Investment Income	56,374	60,765
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments (Note 7)	(12,498)	7,749
Futures contracts	9,339	2,019
Foreign currency transactions	57	892
Forward foreign currency exchange contracts	(245)	127
Net changes in unrealized appreciation (depreciation) on:
Investments	538,293 (2)	57,982
Investments in affiliates	–	–
Futures contracts	(1,305)	(352)
Foreign currency translations	(248)	117
Forward foreign currency exchange contracts	175	(63)
Net Gains	533,568	68,471
Net Increase in Net Assets Resulting from Operations	$589,942	$129,236

(1)	Net of $8,099, $3,044, $423, and $13,174, respectively, in non-reclaimable foreign withholding taxes.
(2)	Net of deferred foreign capital gains tax of $2,616.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2018

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$7,953 (1)	$148,422 (1)	$33,768	$14,146	$155,266
251	9,349	–	6	60
74	380	277	168	1,138
1	–	51	22	84
8,279	158,151	34,096	14,342	156,548

627	10,066	2,957	1,572	6,399
349	5,069	270	193	862
52	839	341	181	1,200
23	52	83	29	124
14	56	34	14	103
38	84	61	38	130
53	247	190	110	249
10	48	29	10	87
–	–	–	–	–
14	97	37	15	103
1,180	16,558	4,002	2,162	9,257
(118)	(2,460)	(542)	(332)	(1,120)
1,062	14,098	3,460	1,830	8,137
7,217	144,053	30,636	12,512	148,411

3,019	15,981	129,897	56,367	285,373
1,183	4,508	5,406	3,455	21,479
186	3,072	–	–	–
148	1,972	–	–	–

29,312	547,157	69,492	62,241	589,241
60	–	–	–	1,225
(165)	(980)	(991)	(686)	(1,020)
54	1,436	–	–	–
(41)	(402)	–	–	–
33,756	572,744	203,804	121,377	896,298
$40,973	$716,797	$234,440	$133,889	$1,044,709

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2018	2017	2018	2017
OPERATIONS:
Net investment income	$56,374	$36,852	$60,765	$48,243
Net realized gains (losses) (Note 7)	(3,347)	(21,597)	10,787	(2,219)
Net change in unrealized appreciation	536,915	291,834	57,684	5,797
Net Increase in Net Assets Resulting from Operations	589,942	307,089	129,236	51,821
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	421,332	472,822	(75,556)	(3,557)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	421,332	472,822	(75,556)	(3,557)
DISTRIBUTIONS PAID:
From net investment income	(53,000)	(36,000)	(61,922)	(69,189)
From net realized gains	–	–	–	–
Total Distributions Paid	(53,000)	(36,000)	(61,922)	(69,189)
Total Increase (Decrease) in Net Assets	958,274	743,911	(8,242)	(20,925)
NET ASSETS:
Beginning of year	2,296,815	1,552,904	1,889,797	1,910,722
End of year	$3,255,089	$2,296,815	$1,881,555	$1,889,797
Accumulated Undistributed Net Investment Income (Loss)	$(8,576)	$(11,970)	$(43,509)	$(46,375)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$7,217	$5,863	$144,053	$124,720	$30,636	$25,657	$12,512	$12,137	$148,411	$142,606
4,536	4,629	25,533	(95,296)	135,303	117,385	59,822	46,072	306,852	102,306
29,220	24,151	547,211	444,907	68,501	216,619	61,555	183,320	589,446	906,195
40,973	34,643	716,797	474,331	234,440	359,661	133,889	241,529	1,044,709	1,151,107

74,163	27,748	1,237,375	(186,469)	76,817	251,366	(24,995)	32,700	(541,344)	(426,849)
74,163	27,748	1,237,375	(186,469)	76,817	251,366	(24,995)	32,700	(541,344)	(426,849)

(6,979)	(5,800)	(146,505)	(127,449)	(28,387)	(26,000)	(12,714)	(11,700)	(147,595)	(140,493)
(4,661)	(3,044)	–	–	(138,799)	(98,783)	(64,973)	(32,856)	(112,600)	(51,017)
(11,640)	(8,844)	(146,505)	(127,449)	(167,186)	(124,783)	(77,687)	(44,556)	(260,195)	(191,510)
103,496	53,547	1,807,667	160,413	144,071	486,244	31,207	229,673	243,170	532,748

296,407	242,860	4,401,667	4,241,254	2,175,963	1,689,719	1,183,557	953,884	7,544,579	7,011,831
$399,903	$296,407	$6,209,334	$4,401,667	$2,320,034	$2,175,963	$1,214,764	$1,183,557	$7,787,749	$7,544,579
$1,793	$1,172	$17,907	$14,701	$7,782	$5,533	$2,059	$2,249	$2,925	$2,109

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.68	$9.28	$10.86	$11.16	$11.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.20	0.22	0.26	0.25
Net realized and unrealized gains (losses)	2.40	1.38	(1.58)	(0.27)	(0.44)
Total from Investment Operations	2.64	1.58	(1.36)	(0.01)	(0.19)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.22)	(0.18)	(0.22)	(0.29)	(0.23)
Total Distributions Paid	(0.22)	(0.18)	(0.22)	(0.29)	(0.23)
Net Asset Value, End of Year	$13.10	$10.68	$9.28	$10.86	$11.16
Total Return(2)	24.84%	17.30%	(12.38)%	0.00%	(1.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,255,089	$2,296,815	$1,552,904	$1,718,336	$1,936,530
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.34%	0.35%	0.35%	0.44%	0.72%
Net investment income, net of reimbursements and credits(3)	2.00%	1.95%	2.36%	2.30%	2.25%
Net investment income, before reimbursements and credits	1.96%	1.90%	2.31%	2.16%	1.83%
Portfolio Turnover Rate	27.03%	30.14%	34.20%	23.08%	32.31%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $34,000, $32,000, $15,000, $3,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.99	$10.08	$10.41	$9.39	$9.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.25	0.27	0.32	0.22
Net realized and unrealized gains (losses)	0.38	0.02	(0.31)	0.96	(0.23)
Total from Investment Operations	0.71	0.27	(0.04)	1.28	(0.01)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.35)	(0.36)	(0.29)	(0.26)	(0.30)
Total Distributions Paid	(0.35)	(0.36)	(0.29)	(0.26)	(0.30)
Net Asset Value, End of Year	$10.35	$9.99	$10.08	$10.41	$9.39
Total Return(2)	7.10%	2.81%	(0.25)%	13.82%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,881,555	$1,889,797	$1,910,722	$1,788,089	$1,388,286
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before reimbursements and credits	0.53%	0.53%	0.53%	0.57%	0.73%
Net investment income, net of reimbursements and credits(3)	3.21%	2.52%	2.59%	2.98%	2.32%
Net investment income, before reimbursements and credits	3.18%	2.49%	2.56%	2.91%	2.09%
Portfolio Turnover Rate	9.53%	5.96%	8.55%	5.98%	9.14%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $24,000, $28,000, $4,000 and $12,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.59	$11.47	$12.29	$11.87	$10.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.27	0.24	0.22	0.29
Net realized and unrealized gains (losses)	1.42	1.26	(0.63)	0.47	1.59
Total from Investment Operations	1.69	1.53	(0.39)	0.69	1.88
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)	(0.27)	(0.22)	(0.27)	(0.21)
From net realized gains	(0.18)	(0.14)	(0.21)	–	–
Total Distributions Paid	(0.44)	(0.41)	(0.43)	(0.27)	(0.21)
Net Asset Value, End of Year	$13.84	$12.59	$11.47	$12.29	$11.87
Total Return(2)	13.38%	13.55%	(3.11)%	5.82%	18.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$399,903	$296,407	$242,860	$220,201	$177,675
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.31%	0.31%	0.31%	0.30%
Expenses, before reimbursements and credits	0.34%	0.36%	0.37%	0.47%	0.83%
Net investment income, net of reimbursements and credits(3)	2.08%	2.19%	2.13%	2.02%	2.70%
Net investment income, before reimbursements and credits	2.04%	2.14%	2.07%	1.86%	2.17%
Portfolio Turnover Rate	5.64%	19.30%	16.97%	5.99%	12.32%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $7,000, $4,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$11.39	$10.49	$11.78	$12.41	$10.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.33	0.29	0.39	0.33
Net realized and unrealized gains (losses) (Note 7)	1.40 (1)	0.91	(1.29)	(0.57)	1.54
Total from Investment Operations	1.70	1.24	(1.00)	(0.18)	1.87
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.32)	(0.34)	(0.29)	(0.45)	(0.24)
Total Distributions Paid	(0.32)	(0.34)	(0.29)	(0.45)	(0.24)
Net Asset Value, End of Year	$12.77	$11.39	$10.49	$11.78	$12.41
Total Return(3)	14.88%	12.07%	(8.50)%	(1.30)%	17.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,209,334	$4,401,667	$4,241,254	$4,244,015	$4,608,961
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.25%	0.25%	0.25%	0.26%	0.25%
Expenses, before reimbursements and credits	0.30%	0.30%	0.29%	0.39%	0.61%
Net investment income, net of reimbursements and credits(4)	2.58%	2.98%	2.76%	2.91%	3.53%
Net investment income, before reimbursements and credits	2.53%	2.93%	2.72%	2.78%	3.17%
Portfolio Turnover Rate	31.54%	28.03%	30.80%	48.57%	40.72%

(1)	The Fund received reimbursements from NTI of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $55,000, $32,000, $19,000, $6,000 and $30,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.59	$16.39	$18.43	$17.40	$14.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.23	0.23	0.21	0.20
Net realized and unrealized gains (losses)	1.76	3.12	(0.97)	1.81	2.91
Total from Investment Operations	2.02	3.35	(0.74)	2.02	3.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)	(0.24)	(0.23)	(0.21)	(0.17)
From net realized gains	(1.20)	(0.91)	(1.07)	(0.78)	(0.50)
Total Distributions Paid	(1.44)	(1.15)	(1.30)	(0.99)	(0.67)
Net Asset Value, End of Year	$19.17	$18.59	$16.39	$18.43	$17.40
Total Return(1)	10.80%	20.71%	(3.71)%	11.98%	21.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,320,034	$2,175,963	$1,689,719	$1,664,307	$1,316,168
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.18%	0.18%	0.26%	0.50%
Net investment income, net of reimbursements and credits(2)	1.35%	1.35%	1.38%	1.27%	1.29%
Net investment income, before reimbursements and credits	1.32%	1.32%	1.35%	1.16%	0.94%
Portfolio Turnover Rate	16.02%	19.71%	20.43%	17.87%	12.72%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $44,000, $87,000, $38,000, $8,000 and $20,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.97	$10.70	$12.67	$12.38	$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.14	0.13	0.13	0.12
Net realized and unrealized gains (losses)	1.38	2.64	(1.37)	0.82	2.43
Total from Investment Operations	1.53	2.78	(1.24)	0.95	2.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.13)	(0.14)	(0.13)	(0.10)
From net realized gains	(0.75)	(0.38)	(0.59)	(0.53)	(0.48)
Total Distributions Paid	(0.90)	(0.51)	(0.73)	(0.66)	(0.58)
Net Asset Value, End of Year	$13.60	$12.97	$10.70	$12.67	$12.38
Total Return(1)	11.68%	26.11%	(9.91)%	8.02%	24.77%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,214,764	$1,183,557	$953,884	$1,055,543	$985,665
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.18%	0.18%	0.26%	0.51%
Net investment income, net of reimbursements and credits(2)	1.04%	1.16%	1.13%	1.14%	1.06%
Net investment income, before reimbursements and credits	1.01%	1.13%	1.10%	1.03%	0.70%
Portfolio Turnover Rate	13.03%	19.37%	18.80%	17.34%	15.62%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, $28,000, $22,000, $5,000 and $15,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$28.44	$24.94	$25.41	$23.17	$19.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58	0.53	0.54	0.46	0.43
Net realized and unrealized gains (losses)	3.35	3.68	(0.13)	2.45	3.76
Total from Investment Operations	3.93	4.21	0.41	2.91	4.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.57)	(0.52)	(0.55)	(0.46)	(0.42)
From net realized gains	(0.45)	(0.19)	(0.33)	(0.21)	(0.07)
Total Distributions Paid	(1.02)	(0.71)	(0.88)	(0.67)	(0.49)
Net Asset Value, End of Year	$31.35	$28.44	$24.94	$25.41	$23.17
Total Return(1)	13.87%	17.06%	1.70%	12.59%	21.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,787,749	$7,544,579	$7,011,831	$6,969,686	$5,635,985
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before reimbursements and credits	0.12%	0.11%	0.11%	0.18%	0.38%
Net investment income, net of reimbursements and credits(2)	1.86%	1.98%	2.14%	1.89%	1.96%
Net investment income, before reimbursements and credits	1.84%	1.97%	2.13%	1.81%	1.68%
Portfolio Turnover Rate	6.76%	3.88%	5.46%	3.03%	8.16%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $153,000, $61,000, $72,000, $35,000 and $71,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1)

Brazil – 4.6%

Ambev S.A.	2,447,460	$17,844

Ambev S.A. ADR	260,254	1,892

Atacadao Distribuicao Comercio e Industria Ltda. *	224,000	1,018

B3 S.A. – Brasil Bolsa Balcao *	1,184,482	9,576

Banco Bradesco S.A. *	527,149	6,143

Banco do Brasil S.A. *	494,144	6,141

Banco Santander Brasil S.A.	206,636	2,498

Banco Santander Brasil S.A. ADR	28,083	338

BB Seguridade Participacoes S.A.	404,301	3,584

BR Malls Participacoes S.A.	470,590	1,661

BRF S.A. *	253,320	1,752

CCR S.A.	703,200	2,662

Centrais Eletricas Brasileiras S.A. *	125,800	800

Cia de Saneamento Basico do Estado de Sao Paulo *	198,371	2,103

Cia Energetica de Minas Gerais *	72,856	190

Cia Siderurgica Nacional S.A. *	352,990	941

Cielo S.A.	704,139	4,413

Cosan S.A. Industria e Comercio	95,947	1,206

EDP – Energias do Brasil S.A. *	167,339	675

Embraer S.A.	384,762	2,511

Engie Brasil Energia S.A.	96,438	1,144

Equatorial Energia S.A.	112,314	2,432

Fibria Celulose S.A.	143,217	2,821

Hypera S.A.	197,958	2,168

Itausa – Investimentos Itau S.A. *	52,286	218

JBS S.A.	462,036	1,309

Klabin S.A.	334,141	2,095

Kroton Educacional S.A.	804,752	3,315

Localiza Rent a Car S.A. *	282,287	2,456

Lojas Renner S.A. *	412,114	4,288

M Dias Branco S.A. *	56,400	871

Multiplan Empreendimentos Imobiliarios S.A. *	50,146	1,043

Natura Cosmeticos S.A.	95,514	926

Odontoprev S.A.	148,850	673

Petroleo Brasileiro S.A. *	1,559,578	11,035

Petroleo Brasileiro S.A. ADR *	76,267	1,078

Porto Seguro S.A. *	62,408	918

Qualicorp S.A.	130,100	878

Raia Drogasil S.A. *	133,907	3,034

Rumo S.A. *	630,700	2,512

Sul America S.A. *	114,785	763

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) – continued
Brazil – 4.6% – continued

Suzano Papel e Celulose S.A. *	249,500	$2,521

TIM Participacoes S.A.	478,536	2,087

Transmissora Alianca de Energia Eletrica S.A.	130,600	860

Ultrapar Participacoes S.A.	209,024	4,490

Vale S.A. *	1,762,069	22,529

Vale S.A. ADR *	58,910	749

WEG S.A.	328,480	2,250
		149,411

Chile – 1.1%

AES Gener S.A.	1,571,229	445

Aguas Andinas S.A., Class A	1,457,245	948

Banco de Chile	14,098,116	2,369

Banco de Credito e Inversiones S.A.	25,521	1,893

Banco Santander Chile	37,702,529	3,177

Banco Santander Chile ADR	1,400	47

Cencosud S.A.	832,670	2,548

Cia Cervecerias Unidas S.A.	87,152	1,282

Colbun S.A.	4,364,823	1,046

Empresa Nacional de Telecomunicaciones S.A.	86,247	989

Empresas CMPC S.A.	725,929	2,764

Empresas COPEC S.A.	225,852	3,545

Enel Americas S.A.	16,480,506	3,847

Enel Americas S.A. ADR	3,072	36

Enel Chile S.A.	10,949,327	1,418

Enel Chile S.A. ADR	3,072	20

Enel Generacion Chile S.A.	1,737,464	1,417

Itau CorpBanca	86,302,545	829

Latam Airlines Group S.A.	176,058	2,736

S.A.C.I. Falabella	421,353	4,063
		35,419

China – 25.9%

3SBio, Inc. *(2)	577,000	1,311

58.com, Inc. ADR *	52,901	4,225

AAC Technologies Holdings, Inc.	421,500	7,707

Agile Group Holdings Ltd.	880,000	1,843

Agricultural Bank of China Ltd., Class H	15,003,367	8,628

Air China Ltd., Class H	1,032,705	1,331

Alibaba Group Holding Ltd. ADR *	661,708	121,450

Aluminum Corp. of China Ltd., Class H *	2,209,435	1,238

Anhui Conch Cement Co. Ltd., Class H	712,075	3,928

ANTA Sports Products Ltd.	620,432	3,158

Autohome, Inc. ADR	30,568	2,627

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

China – 25.9% continued

AviChina Industry & Technology Co. Ltd., Class H	1,221,313	$866

Baidu, Inc. ADR *	158,077	35,281

Bank of China Ltd., Class H	45,619,652	24,794

Bank of Communications Co. Ltd., Class H	5,065,117	4,001

Beijing Capital International Airport Co. Ltd., Class H	992,000	1,343

BYD Co. Ltd., Class H	368,699	2,905

BYD Electronic International Co. Ltd.	392,000	742

CGN Power Co. Ltd., Class H (2)	5,990,000	1,559

China Cinda Asset Management Co. Ltd., Class H	4,958,000	1,820

China CITIC Bank Corp. Ltd., Class H	5,149,286	3,552

China Communications Construction Co. Ltd., Class H	2,571,287	2,658

China Communications Services Corp. Ltd., Class H	1,317,035	790

China Conch Venture Holdings Ltd.	943,500	2,896

China Construction Bank Corp., Class H	48,326,693	50,216

China Everbright Bank Co. Ltd., Class H	1,466,000	710

China Everbright International Ltd.	1,393,000	1,967

China Evergrande Group *	1,892,411	6,055

China Galaxy Securities Co. Ltd., Class H	1,874,000	1,257

China Huarong Asset Management Co. Ltd., Class H (2)	5,708,000	2,418

China Huishan Dairy Holdings Co. Ltd. *(3)	1,922,380	–

China Life Insurance Co. Ltd., Class H	4,277,544	11,885

China Longyuan Power Group Corp. Ltd., Class H	1,871,473	1,444

China Medical System Holdings Ltd.	802,000	1,836

China Mengniu Dairy Co. Ltd. *	1,584,870	5,486

China Merchants Bank Co. Ltd., Class H	2,240,933	9,296

China Minsheng Banking Corp. Ltd., Class H	3,214,712	3,153

China Molybdenum Co. Ltd., Class H	2,103,000	1,609

China National Building Material Co. Ltd., Class H	1,626,000	1,790

China Oilfield Services Ltd., Class H	1,068,757	1,124

China Pacific Insurance Group Co. Ltd., Class H	1,515,337	6,862

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

China – 25.9% continued

China Petroleum & Chemical Corp., Class H	14,684,628	$13,021

China Railway Construction Corp. Ltd., Class H	1,119,000	1,130

China Railway Group Ltd., Class H	2,265,827	1,579

China Resources Pharmaceutical Group Ltd. (2)	1,107,000	1,560

China Shenhua Energy Co. Ltd., Class H	1,954,136	4,910

China Southern Airlines Co. Ltd., Class H	1,068,530	1,125

China Telecom Corp. Ltd., Class H	8,042,339	3,566

China Vanke Co. Ltd., Class H	681,972	3,145

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,417,434	1,094

CIFI Holdings Group Co. Ltd.	1,920,605	1,697

CITIC Securities Co. Ltd., Class H	1,295,000	2,998

CNOOC Ltd.	10,276,433	15,165

Country Garden Holdings Co. Ltd.	3,070,303	6,412

CRRC Corp. Ltd., Class H	2,343,991	2,014

CSPC Pharmaceutical Group Ltd.	2,702,000	7,274

Ctrip.com International Ltd. ADR *	226,182	10,545

Dongfeng Motor Group Co. Ltd., Class H	1,529,169	1,784

ENN Energy Holdings Ltd.	437,279	3,922

Fosun International Ltd.	1,489,865	3,269

Fuyao Glass Industry Group Co. Ltd., Class H (2)	286,800	1,114

Geely Automobile Holdings Ltd.	2,837,641	8,288

GF Securities Co. Ltd., Class H	768,800	1,425

GOME Retail Holdings Ltd.	6,136,970	669

Great Wall Motor Co. Ltd., Class H	1,748,296	1,767

Guangzhou Automobile Group Co. Ltd., Class H	1,213,760	2,255

Guangzhou R&F Properties Co. Ltd., Class H	542,814	1,370

Haitian International Holdings Ltd.	378,000	1,150

Haitong Securities Co. Ltd., Class H	1,843,633	2,454

Hengan International Group Co. Ltd.	418,398	3,899

Huaneng Power International, Inc., Class H	2,392,501	1,610

Huaneng Renewables Corp. Ltd., Class H	2,844,357	1,069

Huatai Securities Co. Ltd., Class H (2)	921,000	1,785

Industrial & Commercial Bank of China Ltd., Class H	42,350,023	36,724

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

China – 25.9% continued

JD.com, Inc. ADR *	377,103	$15,269

Jiangsu Expressway Co. Ltd., Class H	686,000	976

Jiangxi Copper Co. Ltd., Class H	699,000	1,008

Kingsoft Corp. Ltd.	444,903	1,430

Lenovo Group Ltd.	4,082,000	2,100

Longfor Properties Co. Ltd.	853,731	2,637

Meitu, Inc. *(2)	707,000	817

Momo,Inc.ADR *	60,893	2,276

NetEase, Inc. ADR	45,543	12,770

New China Life Insurance Co. Ltd., Class H	478,252	2,253

New Oriental Education & Technology Group, Inc. ADR	77,327	6,778

People’s Insurance Co. Group of China (The) Ltd., Class H	4,049,535	1,912

PetroChina Co. Ltd., Class H	12,161,438	8,460

PICC Property & Casualty Co. Ltd., Class H	2,652,906	4,692

Ping An Insurance Group Co. of China Ltd., Class H	2,993,406	30,801

Semiconductor Manufacturing International Corp. *	1,700,500	2,247

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,052,116	704

Shanghai Electric Group Co. Ltd., Class H *	1,560,000	542

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	273,500	1,701

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	524,334	751

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	490,747	1,322

Shenzhou International Group Holdings Ltd.	434,000	4,624

Sihuan Pharmaceutical Holdings Group Ltd.	2,114,000	630

SINA Corp.	33,004	3,441

Sino-Ocean Group Holding Ltd.	1,694,048	1,239

Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,062,005	1,261

Sinopharm Group Co. Ltd., Class H	679,514	3,418

SOHO China Ltd.	1,146,778	604

Sunac China Holdings Ltd.	1,390,000	5,461

Sunny Optical Technology Group Co. Ltd.	409,825	7,732

TAL Education Group ADR	183,740	6,815

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

China – 25.9% continued

Tencent Holdings Ltd.	3,272,189	$174,183

Tingyi Cayman Islands Holding Corp.	1,134,435	2,372

TravelSky Technology Ltd., Class H	527,000	1,544

Tsingtao Brewery Co. Ltd., Class H	201,767	1,064

Vipshop Holdings Ltd. ADR *	233,515	3,881

Want Want China Holdings Ltd.	2,820,870	2,284

Weibo Corp. ADR *	26,671	3,188

Weichai Power Co. Ltd., Class H	1,099,812	1,243

Yanzhou Coal Mining Co. Ltd., Class H	1,047,138	1,354

Yum China Holdings, Inc.	221,299	9,184

YY, Inc. ADR *	25,226	2,654

Zhejiang Expressway Co. Ltd., Class H	799,294	821

Zhuzhou CRRC Times Electric Co. Ltd., Class H	309,574	1,511

Zijin Mining Group Co. Ltd., Class H	3,354,162	1,520

ZTE Corp., Class H *	405,317	1,338
		844,362

Colombia – 0.3%

Bancolombia S.A.	130,931	1,424

Cementos Argos S.A.	255,760	893

Ecopetrol S.A.	2,676,012	2,581

Ecopetrol S.A. ADR	5,700	110

Grupo Argos S.A.	162,411	1,099

Grupo de Inversiones Suramericana S.A.	134,183	1,795

Interconexion Electrica S.A. ESP	229,379	1,093
		8,995

Czech Republic – 0.2%

CEZ A.S.	91,732	2,289

Komercni banka A.S.	43,485	1,984

Moneta Money Bank A.S. (2)	286,829	1,190

O2 Czech Republic A.S.	34,886	482
		5,945

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	593,255	2,996

Eastern Tobacco	22,482	758

Global Telecom Holding S.A.E. *	1,187,366	442
		4,196

Greece – 0.3%

Alpha Bank A.E. *	784,300	1,680

Eurobank Ergasias S.A. *	1,051,228	1,003

FF Group *	18,664	364

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Greece – 0.3% continued

Hellenic Telecommunications Organization S.A.	138,388	$1,881

JUMBO S.A.	57,608	1,032

National Bank of Greece S.A. *	3,102,952	1,005

OPAP S.A.	126,515	1,451

Piraeus Bank S.A. *	160,494	513

Titan Cement Co. S.A.	27,698	689
		9,618

Hong Kong – 3.4%

Alibaba Health Information Technology Ltd. *	1,948,000	974

Alibaba Pictures Group Ltd. *	7,520,000	984

Beijing Enterprises Holdings Ltd.	286,271	1,506

Beijing Enterprises Water Group Ltd. *	3,233,886	1,819

Brilliance China Automotive Holdings Ltd.	1,745,944	3,672

China Everbright Ltd.	547,110	1,155

China Gas Holdings Ltd.	1,001,495	3,674

China Jinmao Holdings Group Ltd.	2,929,791	1,692

China Merchants Port Holdings Co. Ltd.	767,413	1,703

China Mobile Ltd.	3,530,508	32,303

China Overseas Land & Investment Ltd.	2,211,695	7,775

China Resources Beer Holdings Co. Ltd.	936,948	4,097

China Resources Gas Group Ltd.	503,958	1,760

China Resources Land Ltd.	1,599,432	5,894

China Resources Power Holdings Co. Ltd.	1,085,735	1,997

China State Construction International Holdings Ltd.	1,145,600	1,407

China Taiping Insurance Holdings Co. Ltd.	933,504	3,130

China Unicom Hong Kong Ltd. *	3,538,494	4,512

CITIC Ltd.	3,362,803	4,744

COSCO SHIPPING Ports Ltd.	944,400	797

Far East Horizon Ltd.	1,167,000	1,242

Fullshare Holdings Ltd. *	3,887,500	2,172

GCL-Poly Energy Holdings Ltd. *	7,561,810	942

Guangdong Investment Ltd.	1,700,514	2,694

Haier Electronics Group Co. Ltd. *	733,000	2,639

Kingboard Chemical Holdings Ltd.	361,000	1,676

Kunlun Energy Co. Ltd.	1,889,230	1,642

Lee & Man Paper Manufacturing Ltd.	895,000	954

Nine Dragons Paper Holdings Ltd.	922,923	1,399

Shanghai Industrial Holdings Ltd.	273,043	716

Shimao Property Holdings Ltd.	666,903	1,910

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Hong Kong – 3.4% continued

Sino Biopharmaceutical Ltd.	2,562,000	$5,106

Sun Art Retail Group Ltd.	1,342,500	1,581
		110,268

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	209,928	2,300

OTP Bank PLC	137,390	6,193

Richter Gedeon Nyrt.	78,683	1,646
		10,139

India – 7.9%

ACC Ltd.	25,601	594

Adani Ports & Special Economic Zone Ltd.	413,521	2,254

Ambuja Cements Ltd.	336,999	1,211

Ashok Leyland Ltd.	662,203	1,488

Asian Paints Ltd.	163,549	2,820

Aurobindo Pharma Ltd.	154,910	1,331

Axis Bank Ltd.	1,034,356	8,148

Bajaj Auto Ltd.	47,991	2,027

Bajaj Finance Ltd.	100,607	2,754

Bajaj Finserv Ltd.	21,428	1,718

Bharat Forge Ltd.	118,111	1,274

Bharat Heavy Electricals Ltd.	501,183	630

Bharat Petroleum Corp. Ltd.	429,684	2,825

Bharti Airtel Ltd.	808,304	4,994

Bharti Infratel Ltd.	187,127	969

Bosch Ltd.	4,138	1,147

Britannia Industries Ltd.	16,158	1,239

Cadila Healthcare Ltd.	111,555	649

Cipla Ltd.	202,273	1,698

Coal India Ltd.	385,238	1,680

Container Corp. of India Ltd.	21,979	421

Dabur India Ltd.	298,311	1,508

Dr. Reddy’s Laboratories Ltd.	51,671	1,656

Dr. Reddy’s Laboratories Ltd. ADR	15,005	491

Eicher Motors Ltd.	7,738	3,383

GAIL India Ltd.	380,629	1,931

Glenmark Pharmaceuticals Ltd.	77,460	629

Godrej Consumer Products Ltd.	134,376	2,279

Grasim Industries Ltd.	190,580	3,087

Havells India Ltd.	141,523	1,067

HCL Technologies Ltd.	321,934	4,816

Hero MotoCorp Ltd.	28,166	1,537

Hindalco Industries Ltd.	665,589	2,207

Hindustan Petroleum Corp. Ltd.	343,570	1,833

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

India – 7.9% continued

Hindustan Unilever Ltd.	374,437	$7,704

Housing Development Finance Corp. Ltd.	872,104	24,529

ICICI Bank Ltd.	1,107,689	4,760

ICICI Bank Ltd. ADR	131,467	1,164

Idea Cellular Ltd. *	1,128,944	1,320

IDFC Bank Ltd.	770,867	563

Indiabulls Housing Finance Ltd.	185,072	3,567

Indian Oil Corp. Ltd.	656,326	1,797

Infosys Ltd.	899,566	15,699

Infosys Ltd. ADR	105,433	1,882

ITC Ltd.	1,967,357	7,768

JSW Steel Ltd.	492,686	2,194

Larsen & Toubro Ltd.	270,828	5,494

Larsen & Toubro Ltd. GDR (Registered)	4,310	87

LIC Housing Finance Ltd.	167,829	1,381

Lupin Ltd.	125,192	1,416

Mahindra & Mahindra Financial Services Ltd.	171,868	1,228

Mahindra & Mahindra Ltd.	431,238	4,898

Marico Ltd.	256,262	1,286

Maruti Suzuki India Ltd.	60,950	8,327

Motherson Sumi Systems Ltd.	355,387	1,705

Nestle India Ltd.	12,979	1,640

NTPC Ltd.	940,405	2,452

Oil & Natural Gas Corp. Ltd.	724,381	1,982

Petronet LNG Ltd.	337,237	1,201

Piramal Enterprises Ltd.	47,335	1,776

Power Finance Corp. Ltd.	352,147	464

Reliance Industries Ltd.	1,447,557	19,684

Reliance Industries Ltd. GDR (2)	95,568	2,591

Rural Electrification Corp. Ltd.	412,030	792

Shree Cement Ltd.	4,724	1,176

Shriram Transport Finance Co. Ltd.	83,184	1,845

Siemens Ltd.	39,811	658

State Bank of India	998,945	3,851

Sun Pharmaceutical Industries Ltd.	554,759	4,235

Tata Consultancy Services Ltd.	264,480	11,595

Tata Motors Ltd. *	901,007	4,575

Tata Motors Ltd. ADR *	3,339	86

Tata Motors Ltd., Class A (Differential Voting Rights) *	216,510	614

Tata Power (The) Co. Ltd.	625,357	760

Tata Steel Ltd.	203,664	1,796

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) – continued

India – 7.9% – continued

Tech Mahindra Ltd.	272,551	$2,694

Titan Co. Ltd.	181,016	2,628

UltraTech Cement Ltd.	50,960	3,098

United Spirits Ltd. *	32,709	1,582

UPL Ltd.	200,537	2,256

Vakrangee Ltd.	237,996	825

Vedanta Ltd.	860,007	3,694

Wipro Ltd.	625,356	2,712

Wipro Ltd. ADR	31,080	160

Yes Bank Ltd.	982,787	4,662

Zee Entertainment Enterprises Ltd.	307,033	2,725
		257,873

Indonesia – 2.0%

Adaro Energy Tbk PT	8,133,020	1,266

AKR Corporindo Tbk PT	997,500	413

Astra International Tbk PT	11,676,860	6,220

Bank Central Asia Tbk PT	5,678,392	9,641

Bank Danamon Indonesia Tbk PT	1,892,543	949

Bank Mandiri Persero Tbk PT	10,770,210	6,024

Bank Negara Indonesia Persero Tbk PT	4,254,809	2,692

Bank Rakyat Indonesia Persero Tbk PT *	31,984,290	8,395

Bank Tabungan Negara Persero Tbk PT	2,342,800	648

Bumi Serpong Damai Tbk PT	4,674,000	607

Charoen Pokphand Indonesia Tbk PT	4,071,035	1,023

Gudang Garam Tbk PT	271,515	1,434

Hanjaya Mandala Sampoerna Tbk PT	5,246,700	1,522

Indocement Tunggal Prakarsa Tbk PT	1,038,903	1,214

Indofood CBP Sukses Makmur Tbk PT	1,332,700	803

Indofood Sukses Makmur Tbk PT	2,487,171	1,304

Jasa Marga Persero Tbk PT	1,238,127	413

Kalbe Farma Tbk PT	12,088,280	1,320

Matahari Department Store Tbk PT	1,400,473	1,119

Pakuwon Jati Tbk PT	12,324,600	565

Perusahaan Gas Negara Persero Tbk	6,043,012	1,017

Semen Indonesia Persero Tbk PT	1,679,755	1,266

Surya Citra Media Tbk PT	3,330,200	659

Telekomunikasi Indonesia Persero Tbk PT	29,049,362	7,624

Tower Bersama Infrastructure Tbk PT	1,159,200	471

Unilever Indonesia Tbk PT	884,428	3,187

United Tractors Tbk PT	975,871	2,277

Waskita Karya Persero Tbk PT	2,638,100	476

XL Axiata Tbk PT *	1,813,575	333
		64,882

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Malaysia – 2.4%

AirAsia Bhd.	892,500	$907

Alliance Bank Malaysia Bhd.	545,500	616

AMMB Holdings Bhd.	934,037	939

Astro Malaysia Holdings Bhd.	871,400	451

Axiata Group Bhd.	1,529,718	2,155

British American Tobacco Malaysia Bhd.	76,500	523

CIMB Group Holdings Bhd.	2,666,419	4,956

Dialog Group Bhd.	1,768,044	1,403

DiGi.Com Bhd.	1,753,400	2,103

Felda Global Ventures Holdings Bhd.	801,200	352

Gamuda Bhd.	956,700	1,281

Genting Bhd.	1,341,100	3,027

Genting Malaysia Bhd.	1,729,100	2,190

Genting Plantations Bhd.	124,100	329

HAP Seng Consolidated Bhd.	363,300	926

Hartalega Holdings Bhd.	734,000	1,148

Hong Leong Bank Bhd.	380,498	1,849

Hong Leong Financial Group Bhd.	134,528	670

IHH Healthcare Bhd.	1,179,900	1,845

IJM Corp. Bhd.	1,710,640	1,185

IOI Corp. Bhd.	1,234,440	1,529

IOI Properties Group Bhd.	869,760	364

Kuala Lumpur Kepong Bhd.	274,850	1,818

Malayan Banking Bhd.	2,488,170	6,819

Malaysia Airports Holdings Bhd.	490,993	1,123

Maxis Bhd.	1,133,151	1,682

MISC Bhd.	759,060	1,383

Nestle Malaysia Bhd.	33,600	1,342

Petronas Chemicals Group Bhd.	1,364,100	2,913

Petronas Dagangan Bhd.	142,300	915

Petronas Gas Bhd.	391,600	1,806

PPB Group Bhd.	270,500	1,339

Press Metal Aluminium Holdings Bhd.	779,600	871

Public Bank Bhd.	1,677,361	10,408

RHB Bank Bhd.	484,146	655

RHB Capital Bhd. *(3)	297,992	–

Sapura Energy Bhd.	2,142,400	302

Sime Darby Bhd.	1,347,028	919

Sime Darby Plantation Bhd. *	1,390,028	1,984

Sime Darby Property Bhd. *	1,315,328	483

SP Setia Bhd. Group	901,100	697

Telekom Malaysia Bhd.	649,086	876

Tenaga Nasional Bhd.	1,960,150	8,230

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) – continued

Malaysia – 2.4% – continued

UMW Holdings Bhd. *	263,000	$417

Westports Holdings Bhd.	593,700	551

YTL Corp. Bhd.	2,428,395	848

YTL Power International Bhd.	1,182,453	312
		79,441

Mexico – 2.9%

Alfa S.A.B. de C.V., Series A	1,768,580	2,286

America Movil S.A.B. de C.V., Series L	19,345,606	18,487

Arca Continental S.A.B. de C.V.	257,884	1,791

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, Series B	1,071,130	1,541

Cemex S.A.B. de C.V., Series CPO *	8,408,878	5,590

Coca-Cola Femsa S.A.B. de C.V., Series L	282,422	1,875

El Puerto de Liverpool S.A.B. de C.V., Series C1	102,970	771

Fibra Uno Administracion S.A. de C.V.	1,854,501	2,799

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	1,120,277	10,255

Gentera S.A.B. de C.V.	534,472	392

Gruma S.A.B. de C.V., Series B	123,295	1,417

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Series B	202,352	2,016

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	117,435	2,003

Grupo Bimbo S.A.B. de C.V., Series A	932,028	2,043

Grupo Carso S.A.B. de C.V., Series A1	269,273	956

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,438,118	8,831

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,309,943	2,184

Grupo Lala S.A.B. de C.V.	329,480	451

Grupo Mexico S.A.B. de C.V., Series B	2,199,436	7,435

Grupo Televisa S.A.B., Series CPO	1,413,014	4,525

Industrias Penoles S.A.B. de C.V.	79,192	1,627

Infraestructura Energetica Nova S.A.B. de C.V.	305,300	1,501

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	865,327	1,633

Mexichem S.A.B. de C.V.	595,480	1,836

Promotora y Operadora de Infraestructura S.A.B. de C.V.	130,540	1,303

Wal-Mart de Mexico S.A.B. de C.V.	3,021,037	7,729
		93,277

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Pakistan – 0.1%

Habib Bank Ltd.	320,300	$589

Lucky Cement Ltd.	75,400	451

MCB Bank Ltd.	234,000	446

Oil & Gas Development Co. Ltd.	360,500	544

United Bank Ltd.	271,800	492
		2,522

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR	111,360	1,696

Credicorp Ltd.	38,934	8,840

Southern Copper Corp.	49,453	2,679
		13,215

Philippines – 1.0%

Aboitiz Equity Ventures, Inc.	1,130,189	1,467

Aboitiz Power Corp.	815,144	605

Alliance Global Group, Inc. *	2,304,024	585

Ayala Corp.	141,317	2,584

Ayala Land, Inc.	4,266,180	3,371

Bank of the Philippine Islands	465,453	1,049

BDO Unibank, Inc.	1,140,379	3,049

DMCI Holdings, Inc.	2,161,700	505

Globe Telecom, Inc.	17,895	557

GT Capital Holdings, Inc.	49,380	1,112

International Container Terminal Services, Inc.	272,810	524

JG Summit Holdings, Inc.	1,668,581	2,010

Jollibee Foods Corp.	241,463	1,387

Manila Electric Co.	125,270	766

Megaworld Corp.	6,346,300	572

Metro Pacific Investments Corp.	7,800,400	785

Metropolitan Bank & Trust Co.	382,838	632

PLDT, Inc.	49,215	1,399

Robinsons Land Corp.	1,124,570	431

Security Bank Corp.	126,380	584

SM Investments Corp.	137,197	2,427

SM Prime Holdings, Inc.	4,913,713	3,187

Universal Robina Corp.	500,810	1,462
		31,050

Poland – 1.2%

Alior Bank S.A. *	53,135	1,144

Bank Handlowy w Warszawie S.A.	18,280	405

Bank Millennium S.A. *	356,915	860

Bank Pekao S.A.	89,402	3,224

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) – continued

Poland – 1.2% – continued

Bank Zachodni WBK S.A.	19,715	$2,088

CCC S.A.	16,348	1,115

CD Projekt S.A.	38,921	1,254

Cyfrowy Polsat S.A.	123,242	899

Dino Polska S.A. *(2)	28,682	727

Grupa Azoty S.A.	25,839	423

Grupa Lotos S.A.	54,996	850

Jastrzebska Spolka Weglowa S.A. *	30,230	717

KGHM Polska Miedz S.A.	79,893	2,036

LPP S.A.	753	1,924

mBank S.A. *	8,467	1,037

Orange Polska S.A. *	376,001	639

PGE Polska Grupa Energetyczna S.A. *	476,710	1,386

PLAY Communications S.A. *(2)	64,743	628

Polski Koncern Naftowy ORLEN S.A.	172,971	4,259

Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,013,168	1,674

Powszechna Kasa Oszczednosci Bank Polski S.A. *	540,076	6,390

Powszechny Zaklad Ubezpieczen S.A.	349,267	4,266

Tauron Polska Energia S.A. *	595,353	423
		38,368

Qatar – 0.5%

Barwa Real Estate Co.	57,702	531

Commercial Bank (The) PQSC	114,146	943

Doha Bank QPSC	87,444	649

Ezdan Holding Group QSC	449,169	1,297

Industries Qatar QSC	87,943	2,543

Masraf Al Rayan QSC	213,889	2,078

Ooredoo QPSC	45,005	1,020

Qatar Electricity & Water Co. QSC	15,825	820

Qatar Gas Transport Co. Ltd.	162,599	684

Qatar Insurance Co. S.A.Q.	87,456	903

Qatar Islamic Bank S.A.Q.	33,377	895

Qatar National Bank QPSC	133,523	4,775
		17,138

Romania – 0.1%

NEPI Rockcastle PLC	212,953	2,087

Russia – 3.4%

Alrosa PJSC	1,457,211	2,340

Gazprom PJSC	1,756,794	4,365

Gazprom PJSC ADR	2,186,268	10,663

Inter RAO UES PJSC	17,867,000	1,191

LUKOIL PJSC	78,718	5,443

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Russia – 3.4% continued

LUKOIL PJSC ADR	4,797	$332

LUKOIL PJSC ADR (London Exchange)	161,150	11,117

Magnit PJSC	2,287	187

Magnit PJSC GDR (Registered)	194,192	3,581

Magnitogorsk Iron & Steel Works PJSC	1,234,000	951

MMC Norilsk Nickel PJSC	18,651	3,503

MMC Norilsk Nickel PJSC ADR	98,168	1,822

MMC Norilsk Nickel PJSC ADR	80,388	1,503

Mobile TeleSystems PJSC ADR	289,477	3,297

Moscow Exchange MICEX-RTS PJSC	839,756	1,715

Novatek PJSC GDR (Registered)	52,537	7,207

Novolipetsk Steel PJSC	676,880	1,695

PhosAgro PJSC GDR (Registered)	68,967	1,003

Polyus PJSC	14,898	1,175

Rosneft Oil Co.PJSC	204,865	1,123

Rosneft Oil Co. PJSC GDR (Registered)	469,989	2,581

RusHydro PJSC	31,933,245	429

RusHydro PJSC ADR	266,069	335

Sberbank of Russia PJSC	56,000	247

Sberbank of Russia PJSC (Moscow Exchange)	5,635,112	24,943

Sberbank of Russia PJSC ADR	126,959	2,371

Severstal PJSC	47,540	724

Severstal PJSC GDR (Registered)	71,003	1,073

Surgutneftegas OJSC	1,120,167	555

Surgutneftegas OJSC ADR	120,622	593

Surgutneftegas OJSC ADR	172,604	845

Tatneft PJSC	413,307	4,412

Tatneft PJSC ADR	75,732	4,787

Tatneft PJSC ADR	1,663	104

VTB Bank PJSC	2,221,216,738	2,003

VTB Bank PJSC GDR (2)	11,036	20

VTB Bank PJSC GDR (Registered)	384,561	754
		110,989

South Africa – 6.5%

Anglo American Platinum Ltd.	31,431	861

AngloGold Ashanti Ltd.	238,778	2,260

Aspen Pharmacare Holdings Ltd.	223,687	4,908

Barclays Africa Group Ltd.	414,212	6,650

Bid Corp. Ltd.	193,301	4,211

Bidvest Group (The) Ltd.	194,241	3,684

Brait S.E. *	204,944	626

Capitec Bank Holdings Ltd.	22,773	1,677

Coronation Fund Managers Ltd.	135,293	923

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) – continued

South Africa – 6.5% – continued

Discovery Ltd.	205,256	$2,958

Exxaro Resources Ltd.	145,704	1,342

FirstRand Ltd.	1,932,880	10,939

Fortress REIT Ltd., Class A	602,745	818

Fortress REIT Ltd., Class B	455,764	462

Foschini Group (The) Ltd.	129,937	2,459

Gold Fields Ltd.	463,040	1,868

Growthpoint Properties Ltd.	1,696,557	4,095

Hyprop Investments Ltd.	146,050	1,336

Imperial Holdings Ltd.	85,147	1,682

Investec Ltd.	163,709	1,277

Kumba Iron Ore Ltd.	36,289	871

Liberty Holdings Ltd.	72,335	767

Life Healthcare Group Holdings Ltd.	776,294	1,822

MMI Holdings Ltd.	522,870	972

Mondi Ltd.	66,517	1,815

Mr Price Group Ltd.	140,570	3,389

MTN Group Ltd.	976,603	9,894

Naspers Ltd., Class N	251,877	61,699

Nedbank Group Ltd.	129,406	3,127

Netcare Ltd.	602,807	1,432

Pick n Pay Stores Ltd.	205,125	1,197

Pioneer Foods Group Ltd.	72,669	762

PSG Group Ltd.	84,625	1,611

Rand Merchant Investment Holdings Ltd.	400,619	1,364

Redefine Properties Ltd.	2,904,194	2,845

Remgro Ltd.	305,360	5,734

Resilient REIT Ltd.	167,130	711

RMB Holdings Ltd.	406,880	2,657

Sanlam Ltd.	809,623	5,843

Sappi Ltd.	322,637	2,078

Sasol Ltd.	319,400	10,887

Shoprite Holdings Ltd.	253,758	5,420

Sibanye Gold Ltd.	978,424	969

SPAR Group (The) Ltd.	111,835	1,913

Standard Bank Group Ltd.	743,563	13,753

Steinhoff International Holdings N.V.	1,686,422	473

Telkom S.A. SOC Ltd.	149,409	671

Tiger Brands Ltd.	93,042	2,923

Truworths International Ltd.	249,318	2,285

Vodacom Group Ltd.	347,758	4,500

Woolworths Holdings Ltd.	569,750	2,891
		212,311

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

South Korea – 13.9%

Amorepacific Corp.	18,561	$5,520

AMOREPACIFIC Group	16,314	2,173

BGF retail Co. Ltd.	4,753	754

BNK Financial Group, Inc.	148,467	1,449

Celltrion Healthcare Co. Ltd. *	20,173	2,016

Celltrion, Inc. *	46,718	13,565

Cheil Worldwide, Inc.	38,317	647

CJ CheilJedang Corp.	4,637	1,399

CJ Corp.	8,308	1,239

CJ E&M Corp.	10,625	912

CJ Logistics Corp. *	4,495	580

Coway Co. Ltd.	29,659	2,499

Daelim Industrial Co. Ltd.	15,421	1,076

Daewoo Engineering & Construction Co. Ltd. *	101,979	504

DB Insurance Co. Ltd.	28,041	1,710

DGB Financial Group, Inc.	94,247	1,030

Dongsuh Cos., Inc.	21,290	536

Doosan Bobcat, Inc.	19,760	582

Doosan Heavy Industries & Construction Co. Ltd. *	29,837	445

E-MART, Inc.	12,056	3,094

GS Engineering & Construction Corp.	28,751	798

GS Holdings Corp.	29,025	1,691

GS Retail Co. Ltd.	15,388	471

Hana Financial Group, Inc.	170,358	7,312

Hankook Tire Co. Ltd.	42,299	2,127

Hanmi Pharm Co. Ltd.	3,543	1,699

Hanmi Science Co. Ltd.	6,945	606

Hanon Systems	108,992	1,171

Hanssem Co. Ltd.	5,867	850

Hanwha Chemical Corp.	60,597	1,694

Hanwha Corp.	26,647	979

Hanwha Life Insurance Co. Ltd.	143,902	836

Hanwha Techwin Co. Ltd. *	21,093	586

Hotel Shilla Co. Ltd.	18,335	1,650

Hyosung Corp.	11,959	1,374

Hyundai Department Store Co. Ltd.	7,959	691

Hyundai Development Co. – Engineering & Construction	35,528	1,282

Hyundai Engineering & Construction Co. Ltd.	44,225	1,813

Hyundai Glovis Co. Ltd.	10,673	1,692

Hyundai Heavy Industries Co. Ltd. *	21,257	2,632

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

South Korea – 13.9% continued

Hyundai Marine & Fire Insurance Co. Ltd.	35,391	$1,292

Hyundai Mobis Co. Ltd.	39,279	8,826

Hyundai Motor Co.	88,743	11,947

Hyundai Robotics Co. Ltd. *	5,515	2,259

Hyundai Steel Co.	45,313	2,168

Hyundai Wia Corp.	9,357	485

Industrial Bank of Korea	142,481	2,052

ING Life Insurance Korea Ltd. (2)	18,551	777

Kakao Corp.	26,383	3,267

Kangwon Land, Inc.	66,787	1,767

KB Financial Group, Inc.	228,476	13,011

KCC Corp.	3,431	1,112

KEPCO Plant Service & Engineering Co. Ltd.	13,768	588

Kia Motors Corp.	152,327	4,430

Korea Aerospace Industries Ltd. *	39,646	1,858

Korea Electric Power Corp.	148,489	4,576

Korea Gas Corp. *	15,857	721

Korea Investment Holdings Co. Ltd.	22,015	1,708

Korea Zinc Co. Ltd.	4,806	2,160

Korean Air Lines Co. Ltd.	26,438	838

KT Corp.	7,888	204

KT Corp. ADR	6,526	89

KT&G Corp.	67,347	6,318

Kumho Petrochemical Co. Ltd.	10,319	933

LG Chem Ltd.	26,437	9,561

LG Corp.	54,904	4,435

LG Display Co. Ltd.	134,722	3,305

LG Electronics, Inc.	61,376	6,305

LG Household & Health Care Ltd.	5,406	6,127

LG Innotek Co. Ltd.	8,412	994

Lotte Chemical Corp.	8,898	3,615

Lotte Corp. *	16,756	998

Lotte Shopping Co. Ltd.	6,351	1,397

Medy-Tox, Inc.	2,406	1,653

Mirae Asset Daewoo Co. Ltd.	206,963	1,790

NAVER Corp.	16,115	11,974

NCSoft Corp.	10,127	3,990

Netmarble Games Corp. (2)	14,776	2,121

NH Investment & Securities Co. Ltd.	83,199	1,105

OCI Co. Ltd.	9,309	1,371

Orion Corp.	12,647	1,519

Ottogi Corp.	683	456

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

South Korea – 13.9% continued

Pan Ocean Co. Ltd. *	117,336	$572

POSCO	42,207	12,889

POSCO ADR	1,728	136

Posco Daewoo Corp.	19,280	414

S-1 Corp.	9,536	885

Samsung Biologics Co. Ltd. *(2)	9,507	4,344

Samsung C&T Corp.	43,821	5,756

Samsung Card Co. Ltd.	17,002	572

Samsung Electro-Mechanics Co. Ltd.	31,797	3,147

Samsung Electronics Co. Ltd.	55,597	128,365

Samsung Fire & Marine Insurance Co. Ltd.	17,774	4,511

Samsung Heavy Industries Co. Ltd. *	143,350	1,038

Samsung Life Insurance Co. Ltd.	40,335	4,390

Samsung SDI Co. Ltd.	31,707	5,726

Samsung SDS Co. Ltd.	20,026	4,800

Samsung Securities Co. Ltd.	38,242	1,412

Shinhan Financial Group Co. Ltd.	245,774	10,538

Shinsegae, Inc.	4,287	1,438

SillaJen, Inc. *	31,314	3,143

SK Holdings Co. Ltd.	18,301	5,082

SK Hynix, Inc.	334,411	25,507

SK Innovation Co. Ltd.	37,341	7,392

SK Networks Co. Ltd.	71,089	386

SK Telecom Co. Ltd.	10,593	2,321

SK Telecom Co. Ltd. ADR	10,300	249

S-Oil Corp.	26,108	2,939

Woori Bank	273,406	3,758

Yuhan Corp.	4,969	1,035
		452,531

Taiwan – 11.4%

Acer, Inc. *	1,697,800	1,447

Advanced Semiconductor Engineering, Inc.	4,025,856	5,792

Advantech Co. Ltd.	197,551	1,416

Airtac International Group	70,000	1,205

Asia Cement Corp.	1,342,567	1,305

Asia Pacific Telecom Co. Ltd. *	1,163,000	363

Asustek Computer, Inc.	408,546	3,846

AU Optronics Corp.	4,923,215	2,305

Catcher Technology Co. Ltd.	377,111	4,592

Cathay Financial Holding Co. Ltd.	4,706,075	8,377

Chailease Holding Co. Ltd.	678,028	2,395

Chang Hwa Commercial Bank Ltd.	2,759,270	1,609

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Taiwan – 11.4% continued

Cheng Shin Rubber Industry Co. Ltd.	1,136,184	$1,833

Chicony Electronics Co. Ltd.	298,110	768

China Airlines Ltd. *	1,453,307	531

China Development Financial Holding Corp.	7,629,868	2,722

China Life Insurance Co. Ltd.	1,445,648	1,487

China Steel Corp.	7,267,156	5,857

Chunghwa Telecom Co. Ltd.	2,191,493	8,493

Compal Electronics, Inc.	2,388,759	1,622

CTBC Financial Holding Co. Ltd.	10,120,878	7,359

Delta Electronics, Inc.	1,125,343	5,018

E.Sun Financial Holding Co. Ltd.	5,313,401	3,554

Eclat Textile Co. Ltd.	101,182	1,176

Eva Airways Corp.	1,113,848	569

Evergreen Marine Corp. Taiwan Ltd. *	1,084,646	562

Far Eastern New Century Corp.	1,840,789	1,673

Far EasTone Telecommunications Co. Ltd.	901,345	2,411

Feng TAY Enterprise Co. Ltd.	189,582	865

First Financial Holding Co. Ltd.	5,308,680	3,687

Formosa Chemicals & Fibre Corp.	1,691,499	6,294

Formosa Petrochemical Corp.	774,487	3,174

Formosa Plastics Corp.	2,384,682	8,465

Formosa Taffeta Co. Ltd.	438,827	484

Foxconn Technology Co. Ltd.	525,131	1,441

Fubon Financial Holding Co. Ltd.	3,838,025	6,595

General Interface Solution Holding Ltd.	94,000	580

Giant Manufacturing Co. Ltd.	166,483	879

Globalwafers Co. Ltd.	126,000	2,031

Highwealth Construction Corp.	467,490	722

Hiwin Technologies Corp.	119,038	1,703

Hon Hai Precision Industry Co. Ltd.	8,965,596	28,105

Hotai Motor Co. Ltd.	153,900	1,555

HTC Corp. *	373,220	849

Hua Nan Financial Holdings Co. Ltd.	4,069,327	2,456

Innolux Corp.	5,065,900	2,285

Inventec Corp.	1,482,314	1,172

Largan Precision Co. Ltd.	57,835	6,605

Lite-On Technology Corp.	1,201,964	1,676

Macronix International *	1,043,000	1,789

MediaTek, Inc.	864,334	10,079

Mega Financial Holding Co. Ltd.	6,285,543	5,411

Micro-Star International Co. Ltd.	397,000	1,302

Nan Ya Plastics Corp.	2,743,951	7,726

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Taiwan – 11.4% continued

Nanya Technology Corp.	583,071	$1,836

Nien Made Enterprise Co. Ltd.	87,000	837

Novatek Microelectronics Corp.	330,850	1,498

Pegatron Corp.	1,138,594	2,859

Phison Electronics Corp.	87,608	931

Pou Chen Corp.	1,250,093	1,672

Powertech Technology, Inc.	403,568	1,262

President Chain Store Corp.	331,220	3,363

Quanta Computer, Inc.	1,568,576	3,163

Realtek Semiconductor Corp.	252,457	1,117

Ruentex Development Co. Ltd. *	502,929	588

Ruentex Industries Ltd. *	325,906	630

Shin Kong Financial Holding Co. Ltd.	4,617,458	1,821

Siliconware Precision Industries Co. Ltd.	1,149,480	2,003

SinoPac Financial Holdings Co. Ltd.	6,122,326	2,184

Standard Foods Corp.	325,355	760

Synnex Technology International Corp.	784,940	1,174

TaiMed Biologics, Inc. *	95,000	785

Taishin Financial Holding Co. Ltd.	5,513,448	2,704

Taiwan Business Bank	2,092,895	626

Taiwan Cement Corp.	2,063,055	2,590

Taiwan Cooperative Financial Holding Co. Ltd.	4,610,474	2,720

Taiwan High Speed Rail Corp.	933,000	723

Taiwan Mobile Co. Ltd.	932,076	3,500

Taiwan Semiconductor Manufacturing Co. Ltd.	14,143,749	119,332

Teco Electric and Machinery Co. Ltd.	1,064,000	901

Uni-President Enterprises Corp.	2,787,150	6,548

United Microelectronics Corp.	6,942,043	3,667

Vanguard International Semiconductor Corp.	524,000	1,202

Win Semiconductors Corp.	193,000	2,079

Winbond Electronics Corp.	1,654,000	1,109

Wistron Corp.	1,491,245	1,281

WPG Holdings Ltd.	969,316	1,273

Ya Hsin Industrial Co. Ltd. *(3)	121,548	–

Yageo Corp.	118,000	2,113

Yuanta Financial Holding Co. Ltd.	5,766,814	2,640

Zhen Ding Technology Holding Ltd.	254,850	602
		372,310

Thailand – 2.4%

Advanced Info Service PCL (Registered)	194,000	1,290

Advanced Info Service PCL NVDR	406,599	2,705

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Thailand – 2.4% continued

Airports of Thailand PCL NVDR	2,467,100	$5,326

Bangkok Bank PCL (Registered)	118,000	815

Bangkok Bank PCL NVDR	14,100	89

Bangkok Dusit Medical Services PCL NVDR	2,269,500	1,706

Bangkok Expressway & Metro PCL NVDR	4,163,798	952

Banpu PCL (Registered)	233,500	152

Banpu PCL NVDR	904,820	587

Berli Jucker PCL NVDR	699,500	1,275

BTS Group Holdings PCL NVDR	3,227,800	862

Bumrungrad Hospital PCL NVDR	209,987	1,430

Central Pattana PCL NVDR	769,400	1,919

Charoen Pokphand Foods PCL NVDR	1,737,957	1,403

CP ALL PCL (Registered)	905,200	2,547

CP ALL PCL NVDR	1,932,236	5,438

Delta Electronics Thailand PCL NVDR	275,800	600

Electricity Generating PCL NVDR	75,300	559

Energy Absolute PCL NVDR	644,200	901

Glow Energy PCL (Registered)	87,100	240

Glow Energy PCL NVDR	213,102	586

Home Product Center PCL NVDR	2,292,604	1,041

Indorama Ventures PCL NVDR	923,047	1,690

IRPC PCL (Registered)	1,860,900	440

IRPC PCL NVDR	4,003,581	947

Kasikornbank PCL (Registered)	191,500	1,298

Kasikornbank PCL NVDR	865,797	5,870

KCE Electronics PCL NVDR	149,100	321

Krung Thai Bank PCL (Registered)	699,750	423

Krung Thai Bank PCL NVDR	1,346,793	814

Minor International PCL NVDR	1,324,830	1,621

PTT Exploration & Production PCL (Registered)	242,500	888

PTT Exploration & Production PCL NVDR	548,043	2,007

PTT Global Chemical PCL (Registered)	189,814	574

PTT Global Chemical PCL NVDR	1,114,976	3,370

PTT PCL (Registered)	183,500	3,239

PTT PCL NVDR	423,500	7,476

Robinson PCL NVDR	288,900	584

Siam Cement (The) PCL (Registered)	51,000	815

Siam Cement (The) PCL NVDR	180,398	2,885

Siam Commercial Bank (The) PCL (Registered)	232,700	1,064

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

Thailand – 2.4% continued

Siam Commercial Bank (The) PCL NVDR	825,976	$3,777

Thai Oil PCL (Registered)	97,800	287

Thai Oil PCL NVDR	554,895	1,628

Thai Union Group PCL NVDR	1,123,700	679

TMB Bank PCL NVDR	7,729,700	633

True Corp. PCL NVDR	5,911,552	1,342
		77,095

Turkey – 1.0%

Akbank Turk A.S.	1,274,985	3,086

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	119,741	813

Arcelik A.S.	132,258	598

Aselsan Elektronik Sanayi Ve Ticaret A.S.	113,406	889

BIM Birlesik Magazalar A.S.	120,827	2,202

Coca-Cola Icecek A.S.	39,368	358

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. *	1,139,160	731

Eregli Demir ve Celik Fabrikalari T.A.S.	815,387	2,166

Ford Otomotiv Sanayi A.S.	38,626	610

Haci Omer Sabanci Holding A.S.	538,964	1,434

Is Gayrimenkul Yatirim Ortakligi A.S. (4)	1	–

KOC Holding A.S.	443,825	1,838

Petkim Petrokimya Holding A.S.	385,631	796

TAV Havalimanlari Holding A.S.	86,797	525

Tofas Turk Otomobil Fabrikasi A.S.	68,067	467

Tupras Turkiye Petrol Rafinerileri A.S.	71,201	1,956

Turk Hava Yollari A.O. *	309,577	1,500

Turk Telekomunikasyon A.S. *	303,438	511

Turkcell Iletisim Hizmetleri A.S.	639,771	2,457

Turkiye Garanti Bankasi A.S.	1,336,845	3,707

Turkiye Halk Bankasi A.S.	346,042	785

Turkiye Is Bankasi A.S., Class C	903,124	1,634

Turkiye Sise ve Cam Fabrikalari A.S.	443,881	581

Turkiye Vakiflar Bankasi T.A.O., Class D	439,572	725

Ulker Biskuvi Sanayi A.S.	89,925	506

Yapi ve Kredi Bankasi A.S. *	499,176	562
		31,437

United Arab Emirates – 0.6%

Abu Dhabi Commercial Bank PJSC	1,185,848	2,130

Aldar Properties PJSC	1,745,403	1,013

DAMAC Properties Dubai Co. PJSC	997,323	812

DP World Ltd.	94,044	2,119

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.9% (1) continued

United Arab Emirates – 0.6% continued

Dubai Investments PJSC	868,980	$495

Dubai Islamic Bank PJSC	684,841	990

DXB Entertainments PJSC *	1,722,373	228

Emaar Malls PJSC	1,050,860	615

Emaar Properties PJSC	2,033,397	3,220

Emirates Telecommunications Group Co. PJSC	1,005,612	4,840

First Abu Dhabi Bank PJSC	807,419	2,575
		19,037

United States – 0.0%

Nexteer Automotive Group Ltd. *	512,000	782
Total Common Stocks
(Cost $2,166,185)		3,054,698

PREFERRED STOCKS – 3.8% (1)

Brazil – 2.7%

Banco Bradesco S.A. *	1,664,222	19,911

Banco Bradesco S.A. ADR *	90,425	1,074

Braskem S.A., Class A, 2.70% (5)	97,241	1,414

Centrais Eletricas Brasileiras S.A., Class B *	130,441	952

Cia Brasileira de Distribuicao *	89,342	1,801

Cia Energetica de Minas Gerais, 1.42% (5)	409,747	1,062

Gerdau S.A., 0.38% (5)	596,661	2,801

Itau Unibanco Holding S.A., 0.35% (5)	1,854,693	28,825

Itausa – Investimentos Itau S.A., 0.44% (5)	2,267,539	9,471

Lojas Americanas S.A. *	431,230	2,461

Petroleo Brasileiro S.A. *	1,997,295	12,953

Petroleo Brasileiro S.A. ADR *	128,691	1,672

Telefonica Brasil S.A., 2.64% (5)	236,873	3,616

Telefonica Brasil S.A. ADR, 2.64% (5)	22,109	340
		88,353

Chile – 0.1%

Embotelladora Andina S.A., Class B, 2.43% (5)	141,976	697

Sociedad Quimica y Minera de Chile S.A. ADR, 0.92% (5)	1,754	86

Sociedad Quimica y Minera de Chile S.A., Class B, 0.95% (5)	52,915	2,576
		3,359

Colombia – 0.1%

Bancolombia S.A., 3.38% (5)	230,608	2,427

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 3.8% (1) continued

Colombia – 0.1% continued

Bancolombia S.A. ADR, 3.32% (5)	6,452	$271

Grupo Aval Acciones y Valores S.A., 4.12% (5)	2,099,224	874

Grupo de Inversiones Suramericana S.A., 1.45% (5)	67,345	860
		4,432

Russia – 0.1%

Surgutneftegas OJSC, 2.04% (5)	2,533,237	1,307

Surgutneftegas OJSC ADR, 2.00% (5)	140,161	704

Transneft PJSC, 4.57% (5)	256	786
		2,797

South Korea – 0.8%

Amorepacific Corp., 0.73% (5)	4,976	768

Hyundai Motor Co. Ltd., 4.27% (5)	21,261	1,857

Hyundai Motor Co. Ltd., 4.75% (5)	14,100	1,131

LG Chem Ltd., 2.76% (5)	4,256	876

LG Household & Health Care Ltd., 1.20% (5)	1,164	784

Samsung Electronics Co. Ltd., 2.12% (5)	9,960	19,062
		24,478
Total Preferred Stocks
(Cost $100,691)		123,419

RIGHTS – 0.0%

Philippines – 0.0%

Metropolitan Bank & Trust Co. *	96,287	20

South Korea – 0.0%

Samsung Heavy Industries Co. Ltd. *	75,581	138
Total Rights
(Cost $–)		158

INVESTMENT COMPANIES – 1.9%

iShares MSCI Emerging Markets ETF	691,544	33,388

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (6)(7)	28,939,306	28,939
Total Investment Companies
(Cost $60,534)		62,327

Total Investments – 99.6%
(Cost $2,327,410)		3,240,602

Other Assets less Liabilities – 0.4%		14,487
Net Assets – 100.0%		$3,255,089

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Value rounds to less than one thousand.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Goldman Sachs	Brazilian Real	1,735	United States Dollar	529	6/20/18	$8
Goldman Sachs	Indian Rupee	10,016	United States Dollar	153	6/20/18	–	*

Subtotal Appreciation						8
Goldman Sachs	Taiwan Dollar	6,124	United States Dollar	212	6/20/18	(1)
Morgan Stanley	Korean Won	4,061,561	United States Dollar	3,829	6/20/18	(2)

Subtotal Depreciation						(3)

Total						$5

*	Amount rounds to less than one thousand.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI Emerging Markets Index	804	$47,750	Long	6/18	$(492)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.4%
Consumer Staples	6.4
Energy	7.1
Financials	24.8
Health Care	2.8
Industrials	5.1
Information Technology	27.5
Materials	7.2
Real Estate	2.8
Telecommunication Services	4.5
Utilities	2.4

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	22.2%
Korean Won	14.8
Taiwan Dollar	11.6
United States Dollar	11.2
Indian Rupee	7.8
Brazilian Real	7.2
South African Rand	6.7
All other currencies less than 5%	18.5
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$149,193	$218	$–	$149,411
Chile	35,419	–	–	35,419
China	240,383	603,979	–	844,362
Colombia	110	8,885	–	8,995
Egypt	442	3,754	–	4,196
India	3,782	254,091	–	257,873
Malaysia	79,441	–	–	79,441
Mexico	1,541	91,736	–	93,277
Pakistan	2,522	–	–	2,522
Peru	13,215	–	–	13,215
Russia	62,479	48,510	–	110,989
South Korea	452,531	–	–	452,531
Taiwan	372,310	–	–	372,310
Thailand	65,135	11,960	–	77,095
Turkey	31,437	–	–	31,437
All Other Countries (1)	–	521,625	–	521,625
Total Common Stocks	1,509,940	1,544,758	–	3,054,698
Preferred Stocks
Colombia	271	4,161	–	4,432
All Other Countries (1)	118,987	–	–	118,987
Total Preferred Stocks	119,258	4,161	–	123,419
Rights
Philippines	–	20	–	20
South Korea	138	–	–	138
Total Rights	138	20	–	158
Investment Companies	62,327	–	–	62,327
Total Investments	$1,691,663	$1,548,939	$–	$3,240,602

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$8	$–	$8
Liabilities
Forward Foreign Currency Exchange Contracts	–	(3)	–	(3)
Futures Contracts	(492)	–	–	(492)
Total Other Financial Instruments	$(492)	$5	$–	$(487)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Colombia	$7,461	Valuations at official close price with foreign fair value adjustment
Egypt	2,996	Valuations at official close price with foreign fair value adjustment
Greece	1,881	Valuations at official close price with foreign fair value adjustment
India	1,176	Valuations at official close price with foreign fair value adjustment
Mexico	91,736	Valuations at official close price with foreign fair value adjustment
Preferred Stocks
Colombia	4,161	Valuations at official close price with foreign fair value adjustment
Total	$109,411

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Malaysia	$72,880	Valuations at official close price
Russia	52,932	Valuations at official close price
South Korea	436,661	Valuations at official close price
Taiwan	360,682	Valuations at official close price
Thailand	65,046	Valuations at official close price
Turkey	30,548	Valuations at official close price
Preferred Stocks
Russia	2,093	Valuations at official close price
South Korea	24,479	Valuations at official close price
Total	$1,045,321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1)

Australia – 4.8%

BGP Holdings PLC *(2)	6,535,576	$–

BWP Trust	543,623	1,263

Charter Hall Retail REIT	376,889	1,117

Cromwell Property Group	1,633,879	1,342

Dexus	1,162,897	8,362

Goodman Group	2,007,528	13,047

GPT Group (The)	2,059,933	7,531

Investa Office Fund	632,126	2,102

Mirvac Group	4,232,368	7,020

Scentre Group	5,888,132	17,394

Shopping Centres Australasia Property Group	867,594	1,555

Stockland	2,762,534	8,568

Vicinity Centres	3,688,121	6,855

Westfield Corp.	2,204,558	14,481
		90,637

Austria – 0.2%

BUWOG A.G. *	33,760	1,207

CA Immobilien Anlagen A.G.	79,758	2,667
		3,874

Belgium – 0.6%

Aedifica S.A.	20,832	1,918

Befimmo S.A.	22,602	1,460

Cofinimmo S.A.	23,733	3,078

Intervest Offices & Warehouses N.V.	18,304	519

Leasinvest Real Estate S.C.A.	2,232	264

Retail Estates N.V.	6,159	550

Warehouses De Pauw – CVA	19,272	2,396

Wereldhave Belgium N.V.	2,516	295

Xior Student Housing N.V.	7,085	319
		10,799

Brazil – 0.7%

Aliansce Shopping Centers S.A. *	91,403	520

BR Malls Participacoes S.A.	965,913	3,408

BR Properties S.A.	143,052	392

Construtora Tenda S.A. *	62,000	495

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	316,985	1,468

Direcional Engenharia S.A. *	79,230	146

Even Construtora e Incorporadora S.A. *	133,269	211

Ez Tec Empreendimentos e Participacoes S.A.	64,165	448

Gafisa S.A.	52,987	164

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Brazil – 0.7% – continued

Helbor Empreendimentos S.A. *	236,707	$107

Iguatemi Empresa de Shopping Centers S.A.	98,403	1,170

JHSF Participacoes S.A. *	197,916	93

MRV Engenharia e Participacoes S.A.	300,212	1,478

Multiplan Empreendimentos Imobiliarios S.A. *	103,524	2,154

Sao Carlos Empreendimentos e Participacoes S.A.	17,900	204

Sonae Sierra Brasil S.A.	25,715	188

Tecnisa S.A. *	78,495	37
		12,683

Canada – 2.6%

Allied Properties Real Estate Investment Trust	106,087	3,340

Artis Real Estate Investment Trust	175,840	1,855

Boardwalk Real Estate Investment Trust	42,450	1,459

Canadian Apartment Properties REIT	158,189	4,561

Canadian Real Estate Investment Trust	83,549	3,256

Chartwell Retirement Residences	243,515	2,958

Cominar Real Estate Investment Trust	195,904	1,960

Crombie Real Estate Investment Trust	106,064	1,035

Dream Global Real Estate Investment Trust	183,851	1,962

Dream Office Real Estate Investment Trust	81,917	1,485

First Capital Realty, Inc.	169,661	2,680

Granite Real Estate Investment Trust	53,980	2,129

H&R Real Estate Investment Trust	331,885	5,417

Killam Apartment Real Estate Investment Trust	94,073	1,014

Northview Apartment Real Estate Investment Trust	59,421	1,190

NorthWest Healthcare Properties Real Estate Investment Trust	103,965	909

Pure Industrial Real Estate Trust	343,700	2,145

RioCan Real Estate Investment Trust	370,453	6,797

SmartCentres Real Estate Investment Trust	134,668	3,043
		49,195

Chile – 0.1%

Parque Arauco S.A.	671,361	2,023

China – 4.0%

Agile Group Holdings Ltd.	1,599,226	3,349

Beijing Capital Land Ltd., Class H	1,182,000	731

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

China – 4.0% – continued

Beijing North Star Co. Ltd., Class H	775,662	$269

China Aoyuan Property Group Ltd.	1,407,000	1,313

China Electronics Optics Valley Union Holding Co. Ltd.	3,484,000	304

China Evergrande Group *	3,344,000	10,700

China SCE Property Holdings Ltd.	1,845,000	968

China Vanke Co. Ltd., Class H	1,504,041	6,936

CIFI Holdings Group Co. Ltd.	3,782,882	3,342

Country Garden Holdings Co. Ltd.	8,480,181	17,709

Fantasia Holdings Group Co. Ltd.	1,906,500	374

Greenland Hong Kong Holdings Ltd.	894,000	435

Greentown China Holdings Ltd.	881,000	1,209

Guangzhou R&F Properties Co. Ltd., Class H	1,179,402	2,976

Guorui Properties Ltd.	874,000	232

KWG Property Holding Ltd.	1,401,594	1,944

Logan Property Holdings Co. Ltd.	1,152,000	1,778

Longfor Properties Co. Ltd.	1,671,500	5,162

Powerlong Real Estate Holdings Ltd.	1,556,000	826

Redco Group (3)	1,004,000	541

Ronshine China Holdings Ltd. *	579,000	852

Shui On Land Ltd.	3,829,777	1,046

SOHO China Ltd.	2,102,256	1,107

Sunac China Holdings Ltd.	2,509,050	9,857

Times China Holdings Ltd.	629,000	973

Yuzhou Properties Co. Ltd.	1,603,000	1,103
		76,036

Egypt – 0.0%

Emaar Misr for Development S.A.E. *	585,720	162

Finland – 0.1%

Citycon OYJ	456,780	1,028

Technopolis OYJ	161,694	731
		1,759

France – 2.9%

Carmila S.A.	24,457	722

Fonciere Des Regions	45,798	5,057

Gecina S.A.	52,857	9,187

ICADE	40,337	3,920

Klepierre S.A.	231,928	9,358

Mercialys S.A.	46,467	893

Unibail-Rodamco S.E.	113,822	26,055
		55,192

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Germany – 4.2%

ADLER Real Estate A.G. *	35,136	$594

ADO Properties S.A. (3)	33,703	1,896

alstria office REIT-A.G.	170,023	2,666

Aroundtown S.A.	652,085	5,056

Deutsche EuroShop A.G.	58,700	2,152

Deutsche Wohnen S.E.	408,012	19,044

DIC Asset A.G.	49,149	620

Grand City Properties S.A.	124,251	2,970

Hamborner REIT A.G.	86,227	1,001

LEG Immobilien A.G.	72,298	8,134

Sirius Real Estate Ltd.	998,618	864

TAG Immobilien A.G.	167,745	3,480

TLG Immobilien A.G.	96,653	2,654

Vonovia S.E.	557,413	27,643
		78,774

Greece – 0.0%

Grivalia Properties REIC A.E.	54,127	591

Hong Kong – 10.1%

Champion REIT	2,259,846	1,615

China Jinmao Holdings Group Ltd.	6,610,000	3,817

China Merchants Land Ltd.	1,386,000	294

China Overseas Grand Oceans Group Ltd.	1,333,500	654

China Overseas Land & Investment Ltd.	4,412,542	15,512

China Resources Land Ltd.	3,058,155	11,268

CK Asset Holdings Ltd.	3,092,000	26,165

Fortune Real Estate Investment Trust	1,477,920	1,796

Gemdale Properties & Investment Corp. Ltd.	6,094,000	739

Glorious Property Holdings Ltd. *	2,721,100	243

Hang Lung Properties Ltd.	2,316,452	5,436

Henderson Land Development Co. Ltd.	1,225,005	8,026

Hongkong Land Holdings Ltd.	1,332,318	9,210

Hopson Development Holdings Ltd.	696,000	801

Hui Xian Real Estate Investment Trust	2,653,535	1,307

Hysan Development Co. Ltd.	703,045	3,731

Jiayuan International Group Ltd. *	1,272,000	1,839

K Wah International Holdings Ltd.	1,352,937	910

Kerry Properties Ltd.	677,599	3,076

Link REIT	2,496,300	21,409

Liu Chong Hing Investment Ltd.	206,000	334

LVGEM China Real Estate Investment Co. Ltd.	1,144,000	459

Minmetals Land Ltd.	1,458,000	271

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Hong Kong – 10.1% – continued

New World Development Co. Ltd.	6,514,445	$9,287

Poly Property Group Co. Ltd. *	2,260,000	1,124

Road King Infrastructure Ltd.	284,000	571

Shanghai Industrial Urban Development Group Ltd.	1,422,000	327

Shenzhen Investment Ltd.	3,706,182	1,582

Shimao Property Holdings Ltd.	1,373,369	3,933

Sino Land Co. Ltd.	3,488,938	5,677

Sinolink Worldwide Holdings Ltd. *	2,252,000	267

Skyfame Realty Holdings Ltd. *	1,084,000	801

Spring Real Estate Investment Trust	883,000	385

Sun Hung Kai Properties Ltd.	1,632,425	26,004

Swire Properties Ltd.	1,205,800	4,240

Wharf Holdings (The) Ltd.	1,388,317	4,809

Wharf Real Estate Investment Co. Ltd. *	1,388,317	9,089

Yuexiu Property Co. Ltd.	6,959,442	1,654

Yuexiu Real Estate Investment Trust	1,386,000	963
		189,625

India – 0.2%

DLF Ltd.	500,742	1,558

Oberoi Realty Ltd.	91,444	719

Prestige Estates Projects Ltd.	125,225	567

Unitech Ltd. *	2,146,698	185
		3,029

Indonesia – 0.3%

Alam Sutera Realty Tbk PT	13,154,640	362

Bumi Serpong Damai Tbk PT	9,000,200	1,169

Ciputra Development Tbk PT	15,520,836	1,329

Pakuwon Jati Tbk PT	25,749,840	1,181

PP Properti Tbk PT	26,913,700	331

Puradelta Lestari Tbk PT	12,229,100	153

Sentul City Tbk PT *	49,552,100	681

Summarecon Agung Tbk PT	12,077,600	793
		5,999

Ireland – 0.2%

Green REIT PLC	765,638	1,427

Hibernia REIT PLC	776,955	1,380

Irish Residential Properties REIT PLC	391,097	671
		3,478

Israel – 0.1%

Azrieli Group Ltd.	35,375	1,699

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Italy – 0.1%

Beni Stabili S.p.A. SIIQ	1,150,479	$958

Immobiliare Grande Distribuzione SIIQ S.p.A.	41,198	386
		1,344

Japan – 9.6%

Activia Properties, Inc.	718	3,188

Advance Residence Investment Corp.	1,438	3,718

Aeon Mall Co. Ltd.	135,766	2,845

AEON REIT Investment Corp.	1,736	1,832

Daiwa House REIT Investment Corp.	1,958	4,685

Daiwa Office Investment Corp.	312	1,806

Frontier Real Estate Investment Corp.	498	2,029

Fukuoka REIT Corp.	711	1,107

GLP J-REIT	3,448	3,749

Hulic Co. Ltd.	406,840	4,439

Hulic REIT, Inc.	1,142	1,749

Industrial & Infrastructure Fund Investment Corp.	1,692	1,900

Invincible Investment Corp.	4,393	2,025

Japan Excellent, Inc.	1,348	1,770

Japan Hotel REIT Investment Corp.	4,596	3,270

Japan Logistics Fund, Inc.	1,005	2,064

Japan Prime Realty Investment Corp.	969	3,451

Japan Real Estate Investment Corp.	1,404	7,270

Japan Rental Housing Investments, Inc.	1,676	1,277

Japan Retail Fund Investment Corp.	3,053	5,859

Kenedix Office Investment Corp.	410	2,516

Kenedix Retail REIT Corp.	595	1,291

Mitsubishi Estate Co. Ltd.	1,355,580	22,913

Mitsui Fudosan Co. Ltd.	1,084,462	26,310

Mori Hills REIT Investment Corp.	1,620	2,064

Mori Trust Sogo REIT, Inc.	1,157	1,700

Nippon Accommodations Fund, Inc.	512	2,240

Nippon Building Fund, Inc.	1,448	8,002

Nippon Prologis REIT, Inc.	2,048	4,408

Nomura Real Estate Holdings, Inc.	136,600	3,225

Nomura Real Estate Master Fund, Inc.	4,548	6,275

NTT Urban Development Corp.	120,500	1,472

Orix JREIT, Inc.	2,944	4,515

Premier Investment Corp.	1,416	1,485

Sekisui House Reit, Inc.	986	1,339

Sekisui House Residential Investment Corp.	1,261	1,400

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Japan – 9.6% – continued

Sumitomo Realty & Development Co. Ltd.	496,425	$18,358

Tokyo Tatemono Co. Ltd.	238,600	3,595

Tokyu REIT, Inc.	1,040	1,434

United Urban Investment Corp.	3,323	5,209
		179,784

Jersey – 0.0%

Target Healthcare REIT Ltd.	357,079	516

Malaysia – 0.4%

Eastern & Oriental Bhd.	963,353	354

Eco World Development Group Bhd. *	1,029,400	266

IGB Real Estate Investment Trust	1,895,000	759

IOI Properties Group Bhd.	2,075,500	869

KLCCP Stapled Group	499,848	927

Malaysian Resources Corp. Bhd.	2,408,400	629

Pavilion Real Estate Investment Trust	872,800	309

Sime Darby Property Bhd. *	4,079,000	1,497

SP Setia Bhd. Group	1,230,120	951

Sunway Real Estate Investment Trust	1,855,600	768

UEM Sunrise Bhd. *	1,801,200	470

UOA Development Bhd.	633,400	396
		8,195

Mexico – 0.6%

Concentradora Fibra Danhos S.A. de C.V. (3)	255,553	427

Concentradora Fibra Hotelera Mexicana S.A. de C.V.	777,300	489

Consorcio ARA S.A.B. de C.V.	768,661	305

Corp. Inmobiliaria Vesta S.A.B. de C.V.	696,200	1,033

Fibra Uno Administracion S.A. de C.V.	3,537,009	5,339

Macquarie Mexico Real Estate Management S.A. de C.V. *	962,589	1,083

PLA Administradora Industrial S. de R.L. de C.V. *	884,600	1,472

Prologis Property Mexico S.A. de C.V.	383,300	735
		10,883

Netherlands – 0.3%

Eurocommercial Properties N.V. – CVA	54,216	2,243

NSI N.V.	19,966	840

Vastned Retail N.V.	21,994	1,049

Wereldhave N.V.	46,318	1,773
		5,905

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

New Zealand – 0.1%

Kiwi Property Group Ltd.	1,651,035	$1,602

Norway – 0.1%

Entra ASA (3)	122,882	1,676

Philippines – 0.8%

Ayala Land, Inc.	7,923,551	6,261

Filinvest Land, Inc.	10,917,989	345

Megaworld Corp.	13,688,101	1,234

Robinsons Land Corp.	2,270,296	870

SM Prime Holdings, Inc.	10,316,953	6,692
		15,402

Singapore – 2.7%

Ascendas Real Estate Investment Trust	2,721,453	5,477

Ascott Residence Trust	1,226,060	1,058

CapitaLand Commercial Trust	2,680,971	3,761

CapitaLand Ltd.	2,876,615	7,872

CapitaLand Mall Trust	2,637,615	4,197

CapitaLand Retail China Trust	679,309	822

CDL Hospitality Trusts	916,292	1,186

City Developments Ltd.	537,300	5,356

First Real Estate Investment Trust	571,451	602

Keppel REIT	2,286,420	2,119

Lippo Malls Indonesia Retail Trust	2,262,100	666

Mapletree Commercial Trust	2,185,302	2,624

Mapletree Greater China Commercial Trust	2,241,400	1,970

Mapletree Industrial Trust	1,488,007	2,312

Mapletree Logistics Trust	2,382,851	2,244

Suntec Real Estate Investment Trust	2,894,891	4,196

UOL Group Ltd.	562,797	3,689

Yanlord Land Group Ltd.	736,700	955
		51,106

South Africa – 1.2%

Attacq Ltd. *	829,480	1,390

Balwin Properties Ltd.	271,517	141

Delta Property Fund Ltd.	616,408	326

Emira Property Fund Ltd.	427,517	565

Growthpoint Properties Ltd.	3,262,042	7,874

Hyprop Investments Ltd.	280,511	2,566

MAS Real Estate, Inc.	395,047	708

Rebosis Property Fund Ltd.	554,616	404

Redefine Properties Ltd.	5,793,359	5,676

SA Corporate Real Estate Ltd.	2,822,898	1,165

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

South Africa – 1.2% – continued

Texton Property Fund Ltd.	159,003	$79

Vukile Property Fund Ltd.	824,711	1,525
		22,419

Spain – 0.7%

Hispania Activos Inmobiliarios SOCIMI S.A.	104,280	2,219

Inmobiliaria Colonial Socimi S.A.	330,156	3,820

Lar Espana Real Estate Socimi S.A.	101,208	1,215

Merlin Properties Socimi S.A.	384,377	5,885
		13,139

Sweden – 1.3%

Castellum AB	308,516	5,048

Catena AB	17,579	347

D Carnegie & Co. AB *	40,925	604

D Carnegie & Co. AB (Stockholm Exchange) *	5,846	85

Dios Fastigheter AB	96,647	653

Fabege AB	150,996	3,273

Fastighets AB Balder, Class B *	109,567	2,753

Hemfosa Fastigheter AB	172,663	2,096

Hufvudstaden AB, Class A	126,202	1,882

Klovern AB, Class B	684,015	848

Kungsleden AB	212,787	1,422

Pandox AB	86,971	1,561

Wallenstam AB, Class B	218,863	1,990

Wihlborgs Fastigheter AB	77,056	1,786
		24,348

Switzerland – 0.9%

Allreal Holding A.G. (Registered) *	16,152	2,659

Mobimo Holding A.G. (Registered) *	7,056	1,868

PSP Swiss Property A.G. (Registered)	44,843	4,375

Swiss Prime Site A.G. (Registered) *	80,788	7,822
		16,724

Taiwan – 0.0%

Hong Pu Real Estate Development Co. Ltd.	250,585	189

Thailand – 0.7%

AP Thailand PCL (Registered)	441,405	112

AP Thailand PCL NVDR	2,174,104	549

Central Pattana PCL (Registered)	825,726	2,060

Central Pattana PCL NVDR	2,005,698	5,003

LPN Development PCL (Registered)	8,475	3

LPN Development PCL NVDR	1,028,001	342

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

Thailand – 0.7% – continued

Origin Property PCL NVDR	865,500	$512

Pruksa Holding PCL NVDR	634,200	434

Sansiri PCL NVDR	10,170,866	546

SC Asset Corp. PCL (Registered)	747,984	88

SC Asset Corp. PCL NVDR	957,424	112

Siam Future Development PCL NVDR	1,082,894	308

Supalai PCL (Registered) *	280,445	193

Supalai PCL NVDR *	1,059,300	728

TICON Industrial Connection PCL NVDR	626,005	356

WHA Corp. PCL NVDR	8,303,100	993
		12,339

Turkey – 0.1%

AKIS Gayrimenkul Yatirimi A.S.	148,380	125

Dogus Gayrimenkul Yatirim Ortakligi A.S. *	75,221	60

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. *	2,177,013	1,396

Is Gayrimenkul Yatirim Ortakligi A.S.	435,745	141

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	174,620	128
		1,850

United Arab Emirates – 0.1%

Emaar Development PJSC *	902,601	1,330

Emaar Malls PJSC	2,246,592	1,314

RAK Properties PJSC	1,133,104	210
		2,854

United Kingdom – 4.4%

Assura PLC	2,720,938	2,264

Big Yellow Group PLC	163,234	1,955

British Land (The) Co. PLC	1,134,893	10,237

Capital & Counties Properties PLC	835,596	3,194

Capital & Regional PLC	607,490	460

Custodian Reit PLC	435,427	690

Daejan Holdings PLC	5,215	439

Derwent London PLC	115,106	5,013

Empiric Student Property PLC	667,564	772

F&C UK Real Estate Investment Ltd.	276,363	388

GCP Student Living PLC	438,211	855

Grainger PLC	475,710	1,931

Great Portland Estates PLC	321,239	3,001

Hammerson PLC	906,342	6,833

Hansteen Holdings PLC	479,657	860

Helical PLC	111,845	507

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

United Kingdom – 4.4% – continued

Intu Properties PLC	1,012,638	$2,953

Land Securities Group PLC	822,254	10,826

LondonMetric Property PLC	744,598	1,862

NewRiver REIT PLC	334,751	1,354

Phoenix Spree Deutschland Ltd.	87,539	423

Primary Health Properties PLC	687,569	1,063

RDI REIT PLC	1,393,864	627

Regional REIT Ltd. (3)	391,543	545

Safestore Holdings PLC	228,385	1,575

Schroder Real Estate Investment Trust Ltd.	582,653	481

Segro PLC	1,140,963	9,634

Shaftesbury PLC	262,268	3,617

Standard Life Investment Property Income Trust Ltd.	428,886	540

Tritax Big Box REIT PLC	1,561,752	3,163

UNITE Group (The) PLC	272,606	3,029

Workspace Group PLC	139,464	1,943

		83,034

United States – 43.3%

Acadia Realty Trust	94,809	2,332

Agree Realty Corp.	32,882	1,580

Alexander’s, Inc.	2,398	914

Alexandria Real Estate Equities, Inc.	114,529	14,304

American Assets Trust, Inc.	46,597	1,557

American Campus Communities, Inc.	154,944	5,984

American Homes 4 Rent, Class A	275,168	5,525

Apartment Investment & Management Co., Class A	180,190	7,343

Apple Hospitality REIT, Inc.	240,940	4,233

Ashford Hospitality Trust, Inc.	86,948	562

AvalonBay Communities, Inc.	157,728	25,940

Boston Properties, Inc.	176,408	21,737

Brandywine Realty Trust	196,863	3,126

Brixmor Property Group, Inc.	347,549	5,300

Camden Property Trust	104,683	8,812

CareTrust REIT, Inc.	84,075	1,127

CBL & Associates Properties, Inc.	188,303	785

Chatham Lodging Trust	48,518	929

Chesapeake Lodging Trust	67,857	1,887

Columbia Property Trust, Inc.	136,741	2,798

Corporate Office Properties Trust	113,761	2,939

Cousins Properties, Inc.	473,142	4,107

CubeSmart	205,015	5,781

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

United States – 43.3% – continued

DCT Industrial Trust, Inc.	106,351	$5,992

DDR Corp.	353,471	2,591

DiamondRock Hospitality Co.	227,604	2,376

Digital Realty Trust, Inc.	233,811	24,639

Douglas Emmett, Inc.	181,244	6,663

Duke Realty Corp.	408,955	10,829

Easterly Government Properties, Inc.	45,753	933

EastGroup Properties, Inc.	39,326	3,251

Education Realty Trust, Inc.	86,485	2,832

Empire State Realty Trust, Inc., Class A	148,328	2,490

EPR Properties	72,371	4,009

Equity Commonwealth – (Fractional Shares) *(2)	75,000	–

Equity LifeStyle Properties, Inc.	94,975	8,336

Equity Residential	408,211	25,154

Essex Property Trust, Inc.	74,921	18,032

Extra Space Storage, Inc.	139,840	12,216

Federal Realty Investment Trust	83,456	9,690

First Industrial Realty Trust, Inc.	134,693	3,937

Forest City Realty Trust, Inc., Class A	276,456	5,601

Four Corners Property Trust, Inc.	71,074	1,641

Franklin Street Properties Corp.	116,794	982

Gaming and Leisure Properties, Inc.	228,870	7,660

Getty Realty Corp.	37,081	935

GGP, Inc.	707,149	14,468

Global Net Lease, Inc.	74,833	1,263

Government Properties Income Trust	112,393	1,535

Gramercy Property Trust	181,159	3,937

HCP, Inc.	539,386	12,530

Healthcare Realty Trust, Inc.	140,495	3,893

Healthcare Trust of America, Inc., Class A	230,804	6,105

Hersha Hospitality Trust	43,154	773

Highwoods Properties, Inc.	115,664	5,068

Hospitality Properties Trust	184,762	4,682

Host Hotels & Resorts, Inc.	837,497	15,611

Hudson Pacific Properties, Inc.	177,900	5,787

Investors Real Estate Trust	134,298	697

Invitation Homes, Inc.	338,236	7,722

JBG SMITH Properties	98,160	3,309

Kennedy-Wilson Holdings, Inc.	138,042	2,402

Kilroy Realty Corp.	109,871	7,796

Kimco Realty Corp.	470,316	6,773

Kite Realty Group Trust	95,638	1,457

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

United States – 43.3% – continued

LaSalle Hotel Properties	128,650	$3,732

Lexington Realty Trust	268,619	2,114

Liberty Property Trust	167,495	6,655

Life Storage, Inc.	52,140	4,355

LTC Properties, Inc.	43,740	1,662

Macerich (The) Co.	155,852	8,731

Mack-Cali Realty Corp.	103,689	1,733

Medical Properties Trust, Inc.	411,953	5,355

Mid-America Apartment Communities, Inc.	130,232	11,882

Monmouth Real Estate Investment Corp.	83,724	1,259

National Health Investors, Inc.	45,803	3,082

National Retail Properties, Inc.	175,586	6,894

National Storage Affiliates Trust	57,493	1,442

New Senior Investment Group, Inc.	91,399	748

Omega Healthcare Investors, Inc.	221,446	5,988

Paramount Group, Inc.	233,522	3,325

Park Hotels & Resorts, Inc.	203,185	5,490

Pebblebrook Hotel Trust	78,221	2,687

Pennsylvania Real Estate Investment Trust	75,627	730

Physicians Realty Trust	204,197	3,179

Piedmont Office Realty Trust, Inc., Class A	159,674	2,809

Prologis, Inc.	603,598	38,021

PS Business Parks, Inc.	22,506	2,544

Public Storage	169,410	33,948

QTS Realty Trust, Inc., Class A	56,065	2,031

Quality Care Properties, Inc. *	109,561	2,129

Ramco-Gershenson Properties Trust	87,002	1,075

Realty Income Corp.	323,189	16,719

Regency Centers Corp.	171,598	10,121

Retail Opportunity Investments Corp.	123,783	2,187

Retail Properties of America, Inc., Class A	250,721	2,923

Rexford Industrial Realty, Inc.	88,657	2,552

RLJ Lodging Trust	191,974	3,732

Ryman Hospitality Properties, Inc.	50,090	3,880

Sabra Health Care REIT, Inc.	201,052	3,549

Saul Centers, Inc.	12,306	627

Select Income REIT	72,851	1,419

Senior Housing Properties Trust	267,726	4,193

Seritage Growth Properties, Class A	28,166	1,001

Simon Property Group, Inc.	356,022	54,952

SL Green Realty Corp.	103,559	10,028

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% (1) – continued

United States – 43.3% – continued

Spirit Realty Capital, Inc.	518,524	$4,024

STAG Industrial, Inc.	107,697	2,576

STORE Capital Corp.	194,186	4,820

Summit Hotel Properties, Inc.	118,959	1,619

Sun Communities, Inc.	86,585	7,911

Sunstone Hotel Investors, Inc.	255,377	3,887

Tanger Factory Outlet Centers, Inc.	105,609	2,323

Taubman Centers, Inc.	67,155	3,822

Terreno Realty Corp.	61,553	2,124

Tier REIT, Inc.	52,813	976

TravelCenters of America LLC – (Fractional Shares) *(2)	50,000	–

UDR, Inc.	305,214	10,872

Universal Health Realty Income Trust	14,042	844

Urban Edge Properties	117,711	2,513

Urstadt Biddle Properties, Inc., Class A	33,160	640

Ventas, Inc.	406,358	20,127

VEREIT, Inc.	1,125,898	7,836

VICI Properties, Inc.	309,554	5,671

Vornado Realty Trust	197,473	13,290

Washington Prime Group, Inc.	208,376	1,390

Washington Real Estate Investment Trust	89,738	2,450

Weingarten Realty Investors	136,589	3,835

Welltower, Inc.	424,828	23,123

WP Carey, Inc.	120,233	7,453

Xenia Hotels & Resorts, Inc.	122,505	2,416
		814,224
Total Common Stocks
(Cost $1,454,571)		1,853,088

	PRINCIPAL AMOUNT (000s) (4)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Malaysia – 0.0%

YTL Land & Development Bhd., (Step to 6.00% on 10/31/18), 3.00%, 10/31/21 (MYR) (5)	$114	$13
Total Convertible Bonds
(Cost $25)		13

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Italy – 0.0%

Immobiliare Grande Distribuzione SIIQ S.p.A. *	41,198	$44

United Kingdom – 0.0%

Primary Health Properties PLC *	40,445	1
Total Rights
(Cost $–)		45

INVESTMENT COMPANIES – 0.5%

F&C Commercial Property Trust Ltd. (1)	587,295	1,166

MedicX Fund Ltd. (1)	472,138	520

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (6)(7)	5,980,404	5,980

Picton Property Income (The) Ltd. (1)	603,538	714

UK Commercial Property Trust Ltd. (1)	741,777	932
Total Investment Companies
(Cost $8,880)		9,312

Total Investments – 99.0%
(Cost $1,463,476)		1,862,458

Other Assets less Liabilities – 1.0%		19,097
Net Assets – 100.0%		$1,881,555

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Principal amount is in USD unless otherwise indicated.
(5)	Step coupon bond. Rate as of March 31, 2018 is disclosed.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	Australian Dollar	516	United States Dollar	400	6/20/18	$4

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	Australian Dollar	194	United States Dollar	149	6/20/18	– *
Bank of Montreal	Euro	798	United States Dollar	1,000	6/20/18	12
Citibank	Australian Dollar	1,968	United States Dollar	1,541	6/20/18	29
Citibank	Hong Kong Dollar	39,095	United States Dollar	5,000	6/20/18	5
Citibank	Hong Kong Dollar	2,464	United States Dollar	315	6/20/18	– *
JPMorgan Chase	Hong Kong Dollar	10,954	United States Dollar	1,400	6/20/18	– *
JPMorgan Chase	Japanese Yen	17,747	United States Dollar	168	6/20/18	– *
Morgan Stanley	United States Dollar	3	Canadian Dollar	5	6/20/18	– *
Societe Generale	British Pound	280	United States Dollar	400	6/20/18	6
Societe Generale	United States Dollar	394	British Pound	281	6/20/18	2
Toronto-Dominion Bank	Japanese Yen	104,583	United States Dollar	1,000	6/20/18	9
Toronto-Dominion Bank	Japanese Yen	158,146	United States Dollar	1,500	6/20/18	6
Toronto-Dominion Bank	Swedish Krona	2,440	United States Dollar	300	6/20/18	6
Toronto-Dominion Bank	United States Dollar	1,200	British Pound	857	6/20/18	7
Toronto-Dominion Bank	United States Dollar	1,200	Canadian Dollar	1,563	6/20/18	15
Toronto-Dominion Bank	United States Dollar	300	Singapore Dollar	393	6/20/18	1

Subtotal Appreciation						102
Bank of Montreal	United States Dollar	230	Australian Dollar	298	6/20/18	(1)
Citibank	Singapore Dollar	394	United States Dollar	300	6/20/18	(1)
Citibank	United States Dollar	594	Euro	478	6/20/18	(3)
Citibank	United States Dollar	2,650	Hong Kong Dollar	20,711	6/20/18	(4)
Citibank	United States Dollar	326	Japanese Yen	34,380	6/20/18	(1)
Citibank	United States Dollar	44	Singapore Dollar	58	6/20/18	– *
Citibank	United States Dollar	86	Swiss Franc	80	6/20/18	(1)
Goldman Sachs	United States Dollar	340	Japanese Yen	35,848	6/20/18	(1)
JPMorgan Chase	United States Dollar	840	Hong Kong Dollar	6,568	6/20/18	(1)
Morgan Stanley	Euro	124	United States Dollar	153	6/20/18	– *
Societe Generale	United States Dollar	220	British Pound	156	6/20/18	(1)
Societe Generale	United States Dollar	328	Swedish Krona	2,665	6/20/18	(7)
Toronto-Dominion Bank	British Pound	1,073	United States Dollar	1,500	6/20/18	(11)
Toronto-Dominion Bank	Canadian Dollar	1,571	United States Dollar	1,200	6/20/18	(22)
Toronto-Dominion Bank	Euro	3,558	United States Dollar	4,400	6/20/18	(5)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Toronto-Dominion Bank	United States Dollar	2,000	Australian Dollar	2,585	6/20/18	(14)
Toronto-Dominion Bank	United States Dollar	4,500	Euro	3,631	6/20/18	(4)
Toronto-Dominion Bank	United States Dollar	4,700	Hong Kong Dollar	36,739	6/20/18	(6)
Toronto-Dominion Bank	United States Dollar	2,000	Japanese Yen	211,145	6/20/18	(5)
Toronto-Dominion Bank	United States Dollar	300	Swedish Krona	2,436	6/20/18	(6)
Subtotal Depreciation						(94)

Total						$8

*	Amount rounds to less than one thousand.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P Midcap 400 (United States Dollar)	60	$11,299	Long	6/18	$(115)
FTSE 100 Index (British Pound)	37	3,630	Long	6/18	(15)
Hang Seng Index (Hong Kong Dollar)	19	3,637	Long	4/18	(12)
SPI 200 Index (Australian Dollar)	46	5,066	Long	6/18	(134)
Topix Index (Japanese Yen)	16	2,581	Long	6/18	46

Total					$(230)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Retail REITs	18.2%
Diversified REITs	10.9
Office REITs	10.3
Real Estate Operating Companies	10.3
Real Estate Development	9.4
Diversified Real Estate Activities	9.2
Residential REITs	9.2
Industrial REITs	7.0
Specialized REITs	5.8
Health Care REITs	5.6
Other Industries less than 5%	4.1

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG TERM INVESTMENTS
United States Dollar	44.4%
Hong Kong Dollar	13.7
Japanese Yen	9.7
Euro	9.4
All other currencies less than 5%	22.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$12,683	$–	$–	$12,683
Canada	49,195	–	–	49,195
Chile	2,023	–	–	2,023
Egypt	162	–	–	162
Hong Kong	1,307	188,318	–	189,625
Japan	179,784	–	–	179,784
Malaysia	8,195	–	–	8,195
Sweden	85	24,263	–	24,348
Taiwan	189	–	–	189
Thailand	9,885	2,454	–	12,339
Turkey	1,850	–	–	1,850
United States	814,224	–	–	814,224
All Other Countries (1)	–	558,471	–	558,471
Total Common Stocks	1,079,582	773,506	–	1,853,088

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Convertible Bonds (1)	$–	$13	$–	$13
Rights
Italy	44	–	–	44
United Kingdom	–	1	–	1
Total Rights	44	1	–	45
Investment Companies	5,980	3,332	–	9,312
Total Investments	$1,085,606	$776,852	$–	$1,862,458

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$102	$–	$102
Futures Contracts	46	–	–	46
Liabilities
Forward Foreign
Currency Exchange
Contracts	$–	$(94)	$–	$(94)
Futures Contracts	(276)	–	–	(276)
Total Other Financial Instruments	$(230)	$8	$–	$(222)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2018

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Germany	$3,590	Valuations at official close price with foreign fair value adjustment
Italy	958	Valuations at official close price with foreign fair value adjustment
Mexico	9,411	Valuations at official close price with foreign fair value adjustment
Total	$13,959

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Hong Kong	$1,307	Valuations at official close price
Japan	179,784	Valuations at official close price
Malaysia	5,747	Valuations at official close price
Taiwan	189	Valuations at official close price
Thailand	9,373	Valuations at official close price
Turkey	1,725	Valuations at official close price
Total	$198,125

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS	BALANCE AS OF 3/31/17 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (LOSSES)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)		BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000S)

Convertible Bond

Malaysia	$12	$2	$–		$(1)	$–	$–	$–		$(13)	$–	$–

The Transfers Out Of Level 3, noted above, was due to receiving an evaluated price.

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

MYR – Malaysian Ringgit

USD – United States Dollar

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1)

Australia – 3.2%

AGL Energy Ltd.	13,305	$223

Amcor Ltd.	23,328	256

AMP Ltd.	58,717	226

APA Group	24,972	152

ASX Ltd.	4,135	179

Aurizon Holdings Ltd.	37,460	123

AusNet Services	34,455	45

Australia & New Zealand Banking Group Ltd.	58,508	1,214

Bendigo & Adelaide Bank Ltd.	8,291	63

BlueScope Steel Ltd.	10,518	124

Boral Ltd.	21,532	124

Brambles Ltd.	33,461	257

Caltex Australia Ltd.	4,791	116

Coca-Cola Amatil Ltd.	9,510	64

Cochlear Ltd.	1,238	174

Commonwealth Bank of Australia	34,860	1,947

Computershare Ltd.	8,870	119

Dexus	18,700	134

Flight Centre Travel Group Ltd.	923	41

Goodman Group	36,474	237

GPT Group (The)	33,450	122

Healthscope Ltd.	32,163	48

Insurance Australia Group Ltd.	47,589	275

LendLease Group	11,442	153

Macquarie Group Ltd.	6,605	527

Mirvac Group	68,243	113

National Australia Bank Ltd.	53,499	1,177

Newcrest Mining Ltd.	15,532	233

Ramsay Health Care Ltd.	2,592	125

Scentre Group	105,331	311

SEEK Ltd.	6,190	89

South32 Ltd.	104,087	259

Stockland	52,705	163

Sydney Airport	20,589	107

Telstra Corp. Ltd.	78,261	190

Transurban Group	43,389	382

Wesfarmers Ltd.	22,649	727

Westpac Banking Corp.	67,567	1,494

Woodside Petroleum Ltd.	18,191	411
		12,724

Austria – 0.1%

OMV A.G.	3,182	186

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Belgium – 0.2%

Colruyt S.A.	1,039	$57

KBC Group N.V.	4,873	425

Umicore S.A.	4,083	217
		699

Canada – 3.8%

Agnico Eagle Mines Ltd.	4,384	184

Alimentation Couche-Tard, Inc., Class B	8,396	376

AltaGas Ltd.	3,162	58

ARC Resources Ltd.	6,879	75

Atco Ltd., Class I	1,518	49

Bank of Montreal	13,009	983

Bank of Nova Scotia (The)	23,875	1,471

BlackBerry Ltd. *	9,332	107

CAE, Inc.	4,700	87

Canadian Imperial Bank of Commerce	8,544	754

Canadian National Railway Co.	14,884	1,088

Canadian Tire Corp. Ltd., Class A	1,180	155

Canadian Utilities Ltd., Class A	2,192	58

Cenovus Energy, Inc.	22,266	190

CGI Group, Inc., Class A *	4,952	285

Empire Co. Ltd., Class A	3,119	63

Enbridge, Inc.	32,563	1,024

Encana Corp.	20,423	225

Finning International, Inc.	3,304	80

First Capital Realty, Inc.	2,700	43

Fortis, Inc.	8,342	282

Franco-Nevada Corp.	3,723	254

Gildan Activewear, Inc.	4,012	116

Hydro One Ltd. (2)	5,558	90

Jean Coutu Group PJC (The), Inc., Class A	1,400	27

Kinross Gold Corp. *	23,094	91

Loblaw Cos. Ltd.	4,523	228

Lululemon Athletica, Inc. *	2,186	195

Magna International, Inc.	6,815	384

Metro, Inc.	5,035	161

National Bank of Canada	6,714	316

Nutrien Ltd.	12,895	609

Open Text Corp.	5,603	195

Pembina Pipeline Corp.	9,844	307

PrairieSky Royalty Ltd.	4,065	89

Rogers Communications, Inc., Class B	7,134	319

Shaw Communications, Inc., Class B	9,358	181

Sun Life Financial, Inc.	11,961	491

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Canada – 3.8% – continued

Suncor Energy, Inc.	32,998	$1,139

Teck Resources Ltd., Class B	11,252	290

TELUS Corp.	733	26

TELUS Corp. (Toronto Exchange)	3,587	126

Toronto-Dominion Bank (The)	36,764	2,086
		15,357

Denmark – 0.9%

Chr Hansen Holding A/S	2,108	182

Coloplast A/S, Class B	2,488	211

Genmab A/S *	1,203	259

ISS A/S	3,087	115

Novo Nordisk A/S, Class B	37,097	1,825

Novozymes A/S, Class B	4,566	236

Orsted A/S (2)	3,811	248

Pandora A/S	2,232	242

Tryg A/S	2,210	52

Vestas Wind Systems A/S	4,240	304
		3,674

Finland – 0.3%

Neste OYJ	2,411	168

Nokian Renkaat OYJ	2,178	99

Orion OYJ, Class B	1,799	55

Stora Enso OYJ (Registered)	11,609	214

UPM-Kymmene OYJ	10,444	388

Wartsila OYJ Abp	8,829	195
		1,119

France – 3.6%

Accor S.A.	3,807	206

Aeroports de Paris	567	124

Air Liquide S.A.	8,539	1,047

AXA S.A.	38,700	1,030

Capgemini S.E.	3,155	393

Carrefour S.A.	11,575	240

Casino Guichard Perrachon S.A.	966	47

Cie de Saint-Gobain	9,748	515

Cie Generale des Etablissements Michelin S.C.A.	3,334	493

CNP Assurances	3,769	95

Danone S.A.	12,055	976

Essilor International Cie Generale d’Optique S.A.	4,213	569

Eurazeo S.A.	855	79

Gecina S.A.	981	171

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

France – 3.6% – continued

Imerys S.A.	690	$67

JCDecaux S.A.	1,455	51

Kering S.A.	1,514	726

Lagardere S.C.A.	2,185	62

L’Oreal S.A.	5,022	1,135

Natixis S.A.	17,291	142

Orange S.A.	39,871	677

Renault S.A.	3,736	454

Rexel S.A.	6,429	109

Schneider Electric S.E. *	11,329	997

SES S.A.	6,679	90

Societe BIC S.A.	548	55

Suez	6,775	98

TOTAL S.A.	47,101	2,677

Unibail-Rodamco S.E.	1,945	445

Vivendi S.A.	20,977	543

Wendel S.A.	519	81
		14,394

Germany – 3.5%

adidas A.G.	3,757	910

Allianz S.E. (Registered)	8,873	2,005

BASF S.E.	18,274	1,857

Bayerische Motoren Werke A.G.	6,624	719

Beiersdorf A.G.	2,047	232

Commerzbank A.G. *	20,945	272

Deutsche Boerse A.G.	3,748	510

Deutsche Post A.G. (Registered)	19,524	854

E.ON S.E.	44,807	498

Evonik Industries A.G.	2,995	106

Fraport A.G. Frankfurt Airport Services Worldwide	791	78

HeidelbergCement A.G.	2,953	290

Henkel A.G. & Co. KGaA	2,103	265

Merck KGaA	2,591	248

METRO A.G.	3,088	55

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	3,117	725

OSRAM Licht A.G.	1,828	135

ProSiebenSat.1 Media S.E.	4,290	149

SAP S.E.	19,547	2,045

Siemens A.G. (Registered)	15,218	1,941

Symrise A.G.	2,492	201
		14,095

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Hong Kong – 0.7%

BOC Hong Kong Holdings Ltd.	72,000	$353

CLP Holdings Ltd.	32,306	330

Hang Lung Properties Ltd.	37,000	87

Hang Seng Bank Ltd.	15,078	351

Henderson Land Development Co. Ltd.	25,800	169

Hong Kong & China Gas Co. Ltd.	166,186	343

Hong Kong Exchanges & Clearing Ltd.	23,686	778

Hysan Development Co. Ltd.	12,000	64

Li & Fung Ltd.	112,000	55

MTR Corp. Ltd.	31,936	173

Shangri-La Asia Ltd.	22,000	45

Swire Pacific Ltd., Class A	9,500	96

Swire Properties Ltd.	21,878	77

Yue Yuen Industrial Holdings Ltd.	13,000	52
		2,973

Ireland – 0.8%

Accenture PLC, Class A	12,181	1,870

Allegion PLC	1,754	150

CRH PLC	16,917	575

DCC PLC	1,910	176

Kerry Group PLC, Class A	3,132	318
		3,089

Israel – 0.1%

Bank Hapoalim B.M.	19,696	135

Bank Leumi Le-Israel B.M.	30,734	186

Mizrahi Tefahot Bank Ltd.	2,345	45
		366

Italy – 0.5%

Assicurazioni Generali S.p.A.	24,270	468

Intesa Sanpaolo S.p.A.	270,072	985

Intesa Sanpaolo S.p.A. (RSP)	18,347	69

Snam S.p.A.	42,522	196

Tenaris S.A.	10,158	176

Terna Rete Elettrica Nazionale S.p.A.	25,857	151

UnipolSai Assicurazioni S.p.A.	16,508	39
		2,084

Japan – 8.5%

Aeon Co. Ltd.	12,400	221

AEON Financial Service Co. Ltd.	2,190	50

Aeon Mall Co. Ltd.	2,180	46

Aisin Seiki Co. Ltd.	3,600	196

Ajinomoto Co., Inc.	10,900	197

Alfresa Holdings Corp.	3,400	76

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Japan – 8.5% – continued

Amada Holdings Co. Ltd.	6,600	$80

ANA Holdings, Inc.	2,300	89

Asahi Glass Co. Ltd.	3,700	153

Asahi Kasei Corp.	24,900	327

Asics Corp.	3,200	59

Astellas Pharma, Inc.	42,000	637

Benesse Holdings, Inc.	1,200	44

Casio Computer Co. Ltd.	3,500	52

Central Japan Railway Co.	2,900	549

Chugai Pharmaceutical Co. Ltd.	4,510	228

Dai Nippon Printing Co. Ltd.	5,000	103

Daicel Corp.	5,300	58

Daikin Industries Ltd.	5,000	551

Daiwa House Industry Co. Ltd.	11,000	424

Denso Corp.	9,700	531

Dentsu, Inc.	4,600	202

East Japan Railway Co.	6,600	612

Eisai Co. Ltd.	5,305	338

Fast Retailing Co. Ltd.	1,100	447

FUJIFILM Holdings Corp.	8,100	323

Fujitsu Ltd.	39,000	240

Hino Motors Ltd.	5,000	64

Hitachi Chemical Co. Ltd.	1,917	44

Hitachi Construction Machinery Co. Ltd.	2,000	77

Hitachi High-Technologies Corp.	1,343	64

Hitachi Metals Ltd.	3,900	46

Honda Motor Co. Ltd.	34,300	1,180

Hulic Co. Ltd.	5,500	60

Inpex Corp.	19,200	238

Kajima Corp.	18,000	167

Kaneka Corp.	5,000	50

Kansai Paint Co. Ltd.	3,700	86

Kao Corp.	9,900	743

Kawasaki Heavy Industries Ltd.	2,800	91

KDDI Corp.	36,500	932

Keio Corp.	2,200	94

Keyence Corp.	1,900	1,179

Kikkoman Corp.	2,800	113

Kobe Steel Ltd. *	6,055	61

Komatsu Ltd.	18,500	617

Konica Minolta, Inc.	9,200	79

Kubota Corp.	20,700	362

Kuraray Co. Ltd.	6,500	110

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Japan – 8.5% – continued

Kurita Water Industries Ltd.	1,800	$57

Kyocera Corp.	6,300	356

Kyowa Hakko Kirin Co. Ltd.	5,400	119

Lawson, Inc.	900	61

Marui Group Co.Ltd.	3,900	80

Mazda Motor Corp.	11,800	156

McDonald’s Holdings Co. Japan Ltd.	1,300	61

Mitsubishi Corp.	30,500	820

Mitsubishi Electric Corp.	38,700	619

Mitsubishi Estate Co. Ltd.	24,300	411

Mitsubishi Materials Corp.	2,100	63

Mitsubishi UFJ Lease & Finance Co. Ltd.	8,030	47

Mitsui Chemicals, Inc.	3,500	110

Mitsui Fudosan Co. Ltd.	17,500	425

Mitsui OSK Lines Ltd.	2,200	63

Mizuho Financial Group, Inc.	484,873	872

Murata Manufacturing Co. Ltd.	3,915	536

Nabtesco Corp.	2,000	77

NEC Corp.	5,700	160

NGK Insulators Ltd.	5,000	86

NGK Spark Plug Co. Ltd.	2,900	70

Nikon Corp.	6,500	116

Nippon Express Co. Ltd.	1,700	114

Nippon Prologis REIT, Inc.	34	73

Nippon Yusen K.K.	3,000	61

Nissan Motor Co. Ltd.	45,100	468

Nissin Foods Holdings Co. Ltd.	1,100	76

Nitto Denko Corp.	3,300	247

Nomura Real Estate Holdings, Inc.	2,500	59

Nomura Research Institute Ltd.	2,492	118

NSK Ltd.	7,100	95

NTT DOCOMO, Inc.	27,300	697

Obayashi Corp.	14,300	156

Omron Corp.	3,900	229

Oriental Land Co. Ltd.	4,500	460

Osaka Gas Co. Ltd.	8,300	164

Panasonic Corp.	44,100	630

Resona Holdings, Inc.	44,200	233

Rinnai Corp.	600	57

Santen Pharmaceutical Co. Ltd.	6,900	111

Secom Co. Ltd.	4,200	313

Sekisui Chemical Co. Ltd.	7,500	131

Sekisui House Ltd.	12,000	219

Seven & i Holdings Co. Ltd.	15,100	648

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Japan – 8.5% – continued

Shimadzu Corp.	4,800	$135

Shimizu Corp.	10,400	93

Shin-Etsu Chemical Co. Ltd.	7,800	807

Shionogi & Co. Ltd.	5,900	305

Shiseido Co. Ltd.	7,500	480

Showa Shell Sekiyu K.K.	3,600	49

Sompo Holdings, Inc.	7,300	294

Sony Corp.	25,200	1,219

Stanley Electric Co. Ltd.	2,633	97

Subaru Corp.	11,908	390

Sumitomo Chemical Co. Ltd.	32,000	186

Sumitomo Corp.	23,100	389

Sumitomo Dainippon Pharma Co. Ltd.	3,135	53

Sumitomo Electric Industries Ltd.	15,300	233

Sumitomo Heavy Industries Ltd.	2,200	83

Sumitomo Metal Mining Co. Ltd.	4,900	206

Sumitomo Mitsui Trust Holdings, Inc.	6,700	271

Sumitomo Rubber Industries Ltd.	3,100	57

Suntory Beverage & Food Ltd.	2,600	126

Suzuken Co. Ltd.	1,238	51

Sysmex Corp.	3,142	285

T&D Holdings, Inc.	9,900	157

Takashimaya Co. Ltd.	6,000	58

Takeda Pharmaceutical Co. Ltd.	14,000	682

TDK Corp.	2,700	243

Teijin Ltd.	3,400	64

Toho Co. Ltd.	2,000	66

Toho Gas Co. Ltd.	1,200	37

Tokyo Electron Ltd.	3,100	583

Tokyo Gas Co. Ltd.	8,200	217

Tokyu Corp.	11,400	178

Tokyu Fudosan Holdings Corp.	9,800	71

Toppan Printing Co. Ltd.	10,000	82

Toray Industries, Inc.	29,200	276

TOTO Ltd.	2,700	142

Toyo Suisan Kaisha Ltd.	1,600	62

Toyoda Gosei Co. Ltd.	1,100	26

Toyota Tsusho Corp.	4,700	159

USS Co. Ltd.	4,000	81

West Japan Railway Co.	3,500	244

Yakult Honsha Co. Ltd.	2,100	155

Yamada Denki Co. Ltd.	12,160	73

Yamaha Corp.	3,100	136

Yamaha Motor Co. Ltd.	5,700	170

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Japan – 8.5% – continued

Yaskawa Electric Corp.	5,100	$231

Yokogawa Electric Corp.	4,200	87
		34,103

Netherlands – 1.5%

Aegon N.V.	35,820	242

Akzo Nobel N.V.	4,892	463

ASML Holding N.V.	7,729	1,529

EXOR N.V.	2,053	147

ING Groep N.V.	77,387	1,307

Koninklijke Ahold Delhaize N.V.	26,006	617

Koninklijke DSM N.V.	3,541	352

Koninklijke KPN N.V.	63,025	189

Koninklijke Philips N.V.	18,798	722

Koninklijke Vopak N.V.	1,332	65

NN Group N.V.	6,067	270

QIAGEN N.V. *	4,738	153
		6,056

New Zealand – 0.1%

Auckland International Airport Ltd.	16,719	74

Fletcher Building Ltd.	12,259	54

Mercury NZ Ltd.	13,455	31

Meridian Energy Ltd.	25,629	53

Ryman Healthcare Ltd.	7,209	55
		267

Norway – 0.4%

DNB ASA	19,065	372

Marine Harvest ASA	7,845	158

Norsk Hydro ASA	28,833	170

Orkla ASA	16,878	181

Statoil ASA	22,631	536

Telenor ASA	14,771	336
		1,753

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) *(3)	29,034	–

EDP – Energias de Portugal S.A.	49,006	186

Galp Energia SGPS S.A.	10,358	196

Jeronimo Martins SGPS S.A.	4,759	87
		469

Singapore – 0.5%

Ascendas Real Estate Investment Trust	45,600	92

CapitaLand Commercial Trust	47,060	66

CapitaLand Ltd.	47,100	129

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Singapore – 0.5% – continued

CapitaLand Mall Trust	46,100	$73

City Developments Ltd.	7,600	76

DBS Group Holdings Ltd.	35,833	756

Jardine Cycle & Carriage Ltd.	1,844	49

Keppel Corp. Ltd.	30,100	180

Singapore Airlines Ltd.	9,700	80

Singapore Press Holdings Ltd.	29,700	57

Singapore Telecommunications Ltd.	158,700	409

StarHub Ltd.	10,300	18

UOL Group Ltd.	9,582	63
		2,048

South Africa – 0.1%

Investec PLC	12,368	96

Mediclinic International PLC	6,453	54

Mondi PLC	7,806	210
		360

Spain – 1.3%

Amadeus IT Group S.A.	8,788	650

Banco Bilbao Vizcaya Argentaria S.A.	132,941	1,052

Banco de Sabadell S.A.	112,783	231

Bankinter S.A.	12,382	127

CaixaBank S.A.	70,275	335

Enagas S.A.	4,165	114

Ferrovial S.A.	10,271	215

Gas Natural SDG S.A.	6,466	154

Iberdrola S.A.	117,055	861

Industria de Diseno Textil S.A.	21,867	685

Red Electrica Corp. S.A.	7,989	165

Repsol S.A.	24,351	433
		5,022

Sweden – 1.5%

Assa Abloy AB, Class B	19,724	428

Atlas Copco AB, Class A	13,607	589

Atlas Copco AB, Class B	7,778	303

Autoliv, Inc.	1,741	254

Boliden AB	5,589	197

Essity AB, Class B *	11,926	330

Hennes & Mauritz AB, Class B	18,677	280

Husqvarna AB, Class B	7,799	75

ICA Gruppen AB	1,518	54

Industrivarden AB, Class C	3,091	72

Kinnevik AB, Class B	4,337	156

L E Lundbergforetagen AB, Class B	639	46

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

Sweden – 1.5% – continued

Nordea Bank AB	60,695	$648

Sandvik AB	22,010	404

Skandinaviska Enskilda Banken AB, Class A	29,750	312

Skanska AB, Class B	6,238	128

SKF AB, Class B	8,201	168

Svenska Handelsbanken AB, Class A	30,041	377

Swedbank AB, Class A	17,779	399

Telefonaktiebolaget LM Ericsson, Class B	59,816	379

Telia Co. AB	54,830	259
		5,858

Switzerland – 3.9%

ABB Ltd. (Registered)	36,963	880

Adecco Group A.G. (Registered)	3,257	232

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	19	118

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	2	146

Chubb Ltd.	9,187	1,256

Cie Financiere Richemont S.A. (Registered)	10,460	940

Coca-Cola HBC A.G. – CDI *	3,412	126

Ferguson PLC	4,943	372

Garmin Ltd.	2,262	133

Givaudan S.A. (Registered)	179	408

Kuehne + Nagel International A.G. (Registered)	1,095	173

LafargeHolcim Ltd. (Registered) *	6,889	377

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	2,416	132

Lonza Group A.G. (Registered) *	1,468	346

Novartis A.G. (Registered)	44,215	3,577

Roche Holding A.G. (Genusschein)	13,966	3,203

SGS S.A. (Registered)	107	263

Sika A.G. (Bearer)	42	329

Swiss Re A.G.	6,342	646

Swisscom A.G. (Registered)	516	256

TE Connectivity Ltd.	7,027	702

Zurich Insurance Group A.G.	3,024	992
		15,607

United Kingdom – 5.9%

3i Group PLC	19,681	238

Aon PLC	5,013	703

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United Kingdom – 5.9% – continued

Aptiv PLC	5,163	$439

Associated British Foods PLC	7,175	251

Aviva PLC	78,137	544

Barratt Developments PLC	18,553	138

Berkeley Group Holdings (The) PLC	2,409	128

British Land (The) Co. PLC	17,932	162

BT Group PLC	171,036	546

Burberry Group PLC	8,992	214

Capita PLC	12,837	26

CNH Industrial N.V.	20,306	251

Coca-Cola European Partners PLC	4,409	184

Croda International PLC	2,805	180

easyJet PLC	3,134	71

GlaxoSmithKline PLC	97,879	1,902

Hammerson PLC	14,595	110

IHS Markit Ltd. *	7,808	377

InterContinental Hotels Group PLC	3,605	216

Intertek Group PLC	3,387	222

ITV PLC	66,999	136

J Sainsbury PLC	30,265	101

Johnson Matthey PLC	3,632	155

Kingfisher PLC	43,793	180

Land Securities Group PLC	15,691	207

Legal & General Group PLC	116,707	423

Liberty Global PLC, Class A *	3,886	122

Liberty Global PLC, Class C *	11,093	337

London Stock Exchange Group PLC	6,139	356

Marks & Spencer Group PLC	29,953	114

Meggitt PLC	14,762	89

Merlin Entertainments PLC (2)	13,291	65

Michael Kors Holdings Ltd. *	3,222	200

National Grid PLC	68,374	769

Next PLC	3,079	206

Old Mutual PLC	98,072	330

Pearson PLC	15,376	162

Pentair PLC	3,487	238

Prudential PLC	51,496	1,287

Reckitt Benckiser Group PLC	13,329	1,129

RELX N.V.	18,819	390

RELX PLC	20,691	426

RSA Insurance Group PLC	21,155	187

Schroders PLC	2,299	103

Segro PLC	21,380	180

Sky PLC	20,332	370

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United Kingdom – 5.9% – continued

SSE PLC	19,767	$354

Standard Chartered PLC	65,877	660

Standard Life Aberdeen PLC	53,166	269

Taylor Wimpey PLC	66,911	174

TechnipFMC PLC	3,534	103

TechnipFMC PLC (New York Exchange)	5,336	157

Tesco PLC	197,313	570

Travis Perkins PLC	4,402	76

Unilever N.V. – CVA	32,418	1,832

Unilever PLC	24,541	1,364

United Utilities Group PLC	15,086	152

Vodafone Group PLC	531,047	1,454

Whitbread PLC	3,751	195

Willis Towers Watson PLC	2,540	387

Wm Morrison Supermarkets PLC	40,778	122

WPP PLC	24,529	390
		23,423

United States – 55.5%

3M Co.	11,824	2,596

A.O. Smith Corp.	3,065	195

Acuity Brands, Inc.	800	111

Advance Auto Parts, Inc.	1,574	187

AES Corp.	12,195	139

Aflac, Inc.	15,678	686

AGCO Corp.	1,179	76

Agilent Technologies, Inc.	6,230	417

Air Products & Chemicals, Inc.	4,345	691

Albemarle Corp.	2,213	205

Alexandria Real Estate Equities, Inc.	1,901	237

Align Technology, Inc. *	1,475	370

Alliant Energy Corp.	4,285	175

Allstate (The) Corp.	7,166	679

Ally Financial, Inc.	9,198	250

Alphabet, Inc., Class C *	6,242	6,440

AMERCO	128	44

American Express Co.	14,632	1,365

American Financial Group, Inc.	1,529	172

American International Group, Inc.	17,947	977

American Tower Corp.	8,526	1,239

American Water Works Co., Inc.	3,559	292

Ameriprise Financial, Inc.	2,896	428

AmerisourceBergen Corp.	3,237	279

AMETEK, Inc.	4,495	341

Amgen, Inc.	13,361	2,278

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Analog Devices, Inc.	7,340	$669

Andeavor	2,974	299

Annaly Capital Management, Inc.	23,275	243

ANSYS, Inc. *	1,741	273

Antero Resources Corp. *	4,253	84

Anthem, Inc.	5,106	1,122

Apache Corp.	7,585	292

Applied Materials, Inc.	21,197	1,179

Aramark	5,133	203

Arch Capital Group Ltd. *	2,639	226

Arconic, Inc.	8,452	195

Arthur J. Gallagher & Co.	3,647	251

Assurant, Inc.	1,002	92

Autodesk, Inc. *	3,841	482

Automatic Data Processing, Inc.	8,837	1,003

AutoNation, Inc. *	904	42

Avery Dennison Corp.	1,771	188

Axalta Coating Systems Ltd. *	4,811	145

Axis Capital Holdings Ltd.	1,447	83

Baker Hughes a GE Co.	8,137	226

Ball Corp.	6,671	265

Bank of New York Mellon (The) Corp.	20,415	1,052

BB&T Corp.	15,890	827

Becton Dickinson and Co.	5,261	1,140

Best Buy Co., Inc.	5,343	374

Biogen, Inc. *	4,201	1,150

BioMarin Pharmaceutical, Inc. *	3,471	281

BlackRock, Inc.	2,380	1,289

Booking Holdings, Inc. *	970	2,018

BorgWarner, Inc.	4,270	214

Boston Properties, Inc.	3,048	376

Bristol-Myers Squibb Co.	32,486	2,055

Brixmor Property Group, Inc.	5,636	86

Bunge Ltd.	2,799	207

C.H. Robinson Worldwide, Inc.	2,809	263

CA, Inc.	6,529	221

Camden Property Trust	1,745	147

Campbell Soup Co.	3,320	144

Cardinal Health, Inc.	6,144	385

CarMax, Inc. *	3,689	228

Caterpillar, Inc.	11,838	1,745

CBRE Group, Inc., Class A *	6,076	287

Celanese Corp., Class A	2,773	278

Celgene Corp. *	15,636	1,395

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Centene Corp. *	3,383	$362

CenterPoint Energy, Inc.	8,296	227

CenturyLink, Inc.	18,824	309

Charles Schwab (The) Corp.	23,882	1,247

Charter Communications, Inc., Class A *	3,711	1,155

Cheniere Energy, Inc. *	4,087	218

Cigna Corp.	4,934	828

Cimarex Energy Co.	2,026	189

Cisco Systems, Inc.	98,051	4,205

CIT Group, Inc.	2,482	128

Citizens Financial Group, Inc.	9,753	409

Citrix Systems, Inc. *	3,022	280

Clorox (The) Co.	2,544	339

CME Group, Inc.	6,749	1,092

CMS Energy Corp.	5,667	257

Coca-Cola (The) Co.	80,349	3,490

Cognizant Technology Solutions Corp., Class A	11,810	951

Colgate-Palmolive Co.	16,600	1,190

Comerica, Inc.	3,553	341

Concho Resources, Inc. *	2,914	438

ConocoPhillips	23,813	1,412

Consolidated Edison, Inc.	6,309	492

Continental Resources, Inc. *	1,728	102

Corning, Inc.	17,549	489

CSX Corp.	16,903	942

Cummins, Inc.	3,073	498

Darden Restaurants, Inc.	2,359	201

Deere & Co.	5,476	851

Dell Technologies, Inc., Class V *	4,029	295

Delta Air Lines, Inc.	3,770	207

DENTSPLY SIRONA, Inc.	4,583	231

Devon Energy Corp.	9,874	314

Discover Financial Services	7,274	523

Discovery Communications, Inc., Class A *	2,963	63

Discovery Communications, Inc., Class C *	6,446	126

Dollar General Corp.	5,306	496

Dominion Energy, Inc.	12,831	865

Domino’s Pizza, Inc.	891	208

Dover Corp.	3,097	304

Dr. Pepper Snapple Group, Inc.	3,552	420

Duke Realty Corp.	7,538	200

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

E*TRADE Financial Corp. *	5,505	$305

East West Bancorp, Inc.	3,051	191

Eastman Chemical Co.	2,944	311

Eaton Corp. PLC	8,852	707

Eaton Vance Corp.	2,190	122

Ecolab, Inc.	5,168	708

Edison International	6,349	404

Edwards Lifesciences Corp. *	4,278	597

Envision Healthcare Corp. *	2,335	90

EOG Resources, Inc.	11,524	1,213

EQT Corp.	5,048	240

Equinix, Inc.	1,563	654

Estee Lauder (The) Cos., Inc., Class A	4,489	672

Eversource Energy	6,274	370

Expeditors International of Washington, Inc.	3,756	238

Fastenal Co.	5,819	318

Federal Realty Investment Trust	1,546	179

Fifth Third Bancorp	14,327	455

First Republic Bank	3,132	290

Flex Ltd. *	11,185	183

Flowserve Corp.	2,456	106

Ford Motor Co.	74,653	827

Fortune Brands Home & Security, Inc.	2,842	167

Franklin Resources, Inc.	6,900	239

Gap (The), Inc.	4,346	136

General Mills, Inc.	11,057	498

Gilead Sciences, Inc.	25,914	1,954

Hanesbrands, Inc.	6,732	124

Harley-Davidson, Inc.	3,150	135

Hartford Financial Services Group (The), Inc.	7,093	365

Hasbro, Inc.	2,359	199

HCA Healthcare, Inc.	5,532	537

HCP, Inc.	9,573	222

Henry Schein, Inc. *	3,283	221

Hess Corp.	5,876	297

Hewlett Packard Enterprise Co.	31,709	556

Hilton Worldwide Holdings, Inc.	3,929	309

Hologic, Inc. *	5,566	208

Hormel Foods Corp.	5,493	189

Host Hotels & Resorts, Inc.	14,810	276

HP, Inc.	33,341	731

Humana, Inc.	2,861	769

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

IDEXX Laboratories, Inc. *	1,719	$329

Illinois Tool Works, Inc.	6,159	965

Ingersoll-Rand PLC	4,923	421

Intel Corp.	92,893	4,838

Intercontinental Exchange, Inc.	11,565	839

International Business Machines Corp.	17,471	2,681

International Flavors & Fragrances, Inc.	1,603	219

International Paper Co.	7,621	407

Intuit, Inc.	4,821	836

Invesco Ltd.	8,155	261

IQVIA Holdings, Inc. *	2,596	255

Iron Mountain, Inc.	5,366	176

Johnson & Johnson	53,307	6,831

Johnson Controls International PLC	18,558	654

Jones Lang LaSalle, Inc.	867	151

Kansas City Southern	1,945	214

Kellogg Co.	5,111	332

KeyCorp	21,068	412

Kimberly-Clark Corp.	7,024	774

Kinder Morgan, Inc.	40,214	606

Kohl’s Corp.	3,163	207

Kraft Heinz (The) Co.	12,254	763

L3 Technologies, Inc.	1,541	321

Laboratory Corp. of America Holdings *	1,999	323

Lam Research Corp.	3,232	657

Lennox International, Inc.	700	143

Liberty Broadband Corp., Class C *	2,176	186

Liberty Property Trust	2,721	108

Lincoln National Corp.	4,334	317

LKQ Corp. *	6,219	236

Loews Corp.	5,728	285

Lowe’s Cos., Inc.	16,508	1,449

LyondellBasell Industries N.V., Class A	6,684	706

M&T Bank Corp.	2,677	494

Macerich (The) Co.	2,263	127

ManpowerGroup, Inc.	1,261	145

Marathon Oil Corp.	16,962	274

Marathon Petroleum Corp.	9,789	716

Marriott International, Inc., Class A	6,216	845

Marsh & McLennan Cos., Inc.	10,082	833

Marvell Technology Group Ltd.	7,419	156

Masco Corp.	5,970	241

Mastercard, Inc., Class A	18,624	3,262

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Mattel, Inc.	6,309	$83

McCormick & Co., Inc. (Non Voting)	2,399	255

McDonald’s Corp.	15,807	2,472

Merck & Co., Inc.	54,092	2,946

Mettler-Toledo International, Inc. *	505	290

Microchip Technology, Inc.	4,547	415

Microsoft Corp.	145,499	13,280

Mohawk Industries, Inc. *	1,249	290

Mondelez International, Inc., Class A	29,654	1,237

Moody’s Corp.	3,493	563

Mosaic (The) Co.	7,035	171

Motorola Solutions, Inc.	3,199	337

Nasdaq, Inc.	2,451	211

National Oilwell Varco, Inc.	7,494	276

Netflix, Inc. *	8,599	2,540

New York Community Bancorp, Inc.	9,037	118

Newell Brands, Inc.	9,789	249

Newfield Exploration Co. *	3,660	89

NIKE, Inc., Class B	25,989	1,727

NiSource, Inc.	6,883	165

Noble Energy, Inc.	9,137	277

Nordstrom, Inc.	2,605	126

Norfolk Southern Corp.	5,660	768

Northern Trust Corp. (4)	3,947	407

Nucor Corp.	6,271	383

NVIDIA Corp.	12,030	2,786

Occidental Petroleum Corp.	15,273	992

ONEOK, Inc.	7,450	424

Oracle Corp.	62,163	2,844

PACCAR, Inc.	6,838	452

Parker-Hannifin Corp.	2,585	442

People’s United Financial, Inc.	6,388	119

PepsiCo, Inc.	28,234	3,082

Phillips 66	8,518	817

Pinnacle West Capital Corp.	2,277	182

Pioneer Natural Resources Co.	3,440	591

PNC Financial Services Group (The), Inc.	9,420	1,425

Polaris Industries, Inc.	1,098	126

PPG Industries, Inc.	4,955	553

Praxair, Inc.	5,744	829

Principal Financial Group, Inc.	5,650	344

Procter & Gamble (The) Co.	50,332	3,990

Progressive (The) Corp.	11,581	706

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Prologis, Inc.	10,628	$669

Prudential Financial, Inc.	8,525	883

Public Service Enterprise Group, Inc.	9,865	496

PVH Corp.	1,623	246

Quest Diagnostics, Inc.	2,790	280

Range Resources Corp.	4,676	68

Raymond James Financial, Inc.	2,626	235

Regions Financial Corp.	23,331	433

Reinsurance Group of America, Inc.	1,348	208

RenaissanceRe Holdings Ltd.	745	103

ResMed, Inc.	2,837	279

Robert Half International, Inc.	2,383	138

Rockwell Automation, Inc.	2,499	435

Rockwell Collins, Inc.	3,159	426

Roper Technologies, Inc.	2,076	583

Ross Stores, Inc.	7,808	609

Royal Caribbean Cruises Ltd.	3,337	393

S&P Global, Inc.	5,054	966

salesforce.com, Inc. *	13,599	1,582

SBA Communications Corp. *	2,366	404

Schlumberger Ltd.	27,564	1,786

Sealed Air Corp.	3,504	150

SEI Investments Co.	2,810	210

Sempra Energy	4,842	539

Sensata Technologies Holding PLC *	3,615	187

Sherwin-Williams (The) Co.	1,679	658

Signature Bank *	1,015	144

Skyworks Solutions, Inc.	3,572	358

Snap-on, Inc.	1,063	157

Southern (The) Co.	20,059	896

Southwest Airlines Co.	2,763	158

Sprint Corp. *	14,783	72

Stanley Black & Decker, Inc.	2,979	456

Starbucks Corp.	28,176	1,631

State Street Corp.	7,403	738

SVB Financial Group *	1,054	253

Symantec Corp.	12,142	314

T. Rowe Price Group, Inc.	4,858	525

Tapestry, Inc.	5,787	304

TD Ameritrade Holding Corp.	5,517	327

TESARO, Inc. *	720	41

Tesla, Inc. *	2,684	714

Texas Instruments, Inc.	19,551	2,031

Tiffany & Co.	2,502	244

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Time Warner, Inc.	15,451	$1,461

Tractor Supply Co.	2,581	163

TransDigm Group, Inc.	1,025	315

Travelers (The) Cos., Inc.	5,469	759

Trimble, Inc. *	5,319	191

UDR, Inc.	5,647	201

Ulta Beauty, Inc. *	1,213	248

Under Armour, Inc., Class A *	3,215	53

Under Armour, Inc., Class C *	3,319	48

Union Pacific Corp.	15,598	2,097

United Parcel Service, Inc., Class B	13,619	1,425

United Rentals, Inc. *	1,679	290

US Bancorp	32,870	1,660

Vail Resorts, Inc.	855	190

Valero Energy Corp.	8,741	811

Varian Medical Systems, Inc. *	1,831	225

Verizon Communications, Inc.	81,874	3,915

Vertex Pharmaceuticals, Inc. *	5,075	827

VF Corp.	6,516	483

Vornado Realty Trust	3,442	232

Voya Financial, Inc.	3,801	192

W.W. Grainger, Inc.	1,106	312

WABCO Holdings, Inc. *	969	130

Walt Disney (The) Co.	29,998	3,013

Waste Management, Inc.	8,711	733

Waters Corp. *	1,570	312

WEC Energy Group, Inc.	6,228	390

Welltower, Inc.	7,229	393

Western Union (The) Co.	8,565	165

WestRock Co.	5,055	324

Weyerhaeuser Co.	15,347	537

Whirlpool Corp.	1,502	230

Williams (The) Cos., Inc.	16,067	399

Workday, Inc., Class A *	2,665	339

Wyndham Worldwide Corp.	2,112	242

Xcel Energy, Inc.	9,931	452

Xerox Corp.	3,992	115

XL Group Ltd.	5,214	288

Xylem, Inc.	3,593	276

Zayo Group Holdings, Inc. *	3,449	118

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% (1) – continued

United States – 55.5% – continued

Zions Bancorporation	4,188	$221

Zoetis, Inc.	9,659	807
		222,084
Total Common Stocks
(Cost $294,919)		387,810

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Bayerische Motoren Werke A.G., 5.29% (5)	1,059	99

Henkel A.G. & Co. KGaA, 1.69% (5)	3,461	455
		554
Total Preferred Stocks
(Cost $366)		554

INVESTMENT COMPANIES – 2 .0%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (6)(7)	7,912,881	7,913
Total Investment Companies
(Cost $7,913)		7,913

Total Investments – 99.1%
(Cost $303,198)		396,277

Other Assets less Liabilities – 0.9%		3,626
Net Assets – 100.0%		$399,903

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Investment in affiliate.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Goldman Sachs	Japanese Yen	45,276	United States Dollar	430	6/20/18	$2
JPMorgan Chase	Swiss Franc	283	United States Dollar	300	6/20/18	2
Morgan Stanley	United States Dollar	147	Canadian Dollar	191	6/20/18	2
Societe Generale	United States Dollar	80	British Pound	57	6/20/18	—*
Subtotal Appreciation						6
Citibank	United States Dollar	128	Australian Dollar	163	6/20/18	(2)
Citibank	United States Dollar	1,369	Euro	1,101	6/20/18	(6)
Citibank	United States Dollar	899	Japanese Yen	94,754	6/20/18	(4)
Citibank	United States Dollar	203	Swiss Franc	191	6/20/18	(2)
Societe Generale	United States Dollar	61	Swedish Krona	498	6/20/18	(1)
Toronto-Dominion Bank	Euro	849	United States Dollar	1,050	6/20/18	(1)
Toronto-Dominion Bank	United States Dollar	460	Euro	370	6/20/18	(5)
Toronto-Dominion Bank	United States Dollar	310	Japanese Yen	32,757	6/20/18	(2)
Subtotal Depreciation						(23)

Total						$(17)

*Amount rounds to less than one thousand.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500 (United States Dollar)	52	$6,872	Long	06/18	$(149)
Euro Stoxx 50 (Euro)	47	1,897	Long	06/18	(13)
FTSE 100 Index (British Pound)	7	687	Long	06/18	(5)
S&P/TSX 60 Index (Canadian Dollar)	3	422	Long	06/18	(2)
SPI 200 Index (Australian Dollar)	3	330	Long	06/18	(9)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Topix Index (Japanese Yen)	5	807	Long	06/18	15
Yen Denominated Nikkei 225 (Japanese Yen)	3	303	Long	06/18	9

Total					$(154)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.4%
Consumer Staples	8.6
Energy	5.8
Financials	17.8
Health Care	12.0
Industrials	11.6
Information Technology	17.5
Materials	5.3
Real Estate	3.1
Telecommunication Services	2.8
Utilities	3.1

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	59.2%
Euro	12.4
Japanese Yen	8.8
All other currencies less than 5%	19.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$15,357	$–	$–	$15,357
Ireland	2,020	1,069	–	3,089
Japan	34,103	–	–	34,103
Sweden	254	5,604	–	5,858
Switzerland	2,092	13,515	–	15,607
United Kingdom	3,143	20,280	–	23,423
United States	222,084	–	–	222,084
All Other Countries (1)	–	68,289	–	68,289
Total Common Stocks	279,053	108,757	–	387,810
Preferred Stocks (1)	–	554	–	554
Investment Companies	7,913	–	–	7,913
Total Investments	$286,966	$109,311	$–	$396,277

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$6	$–	$6
Futures Contracts	24	–	–	24
Liabilities
Forward Foreign Currency Exchange Contracts	–	(23)	–	(23)
Futures Contracts	(178)	–	–	(178)
Total Other Financial Instruments	$(154)	$(17)	$–	$(171)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018 the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Germany	$4,807	Valuations at official close price with foreign fair value adjustment
Italy	468	Valuations at official close price with foreign fair value adjustment
Netherlands	153	Valuations at official close price with foreign fair value adjustment
Total	$5,428

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Japan	$33,745	Valuations at official close price

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)		REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Common Stock

Portugal	$–	*	$–	$–	*	$–	$–	$–	$–	$–	$–	*

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1)

Australia – 6.5%

AGL Energy Ltd.	272,341	$4,563

Alumina Ltd.	1,045,572	1,909

Amcor Ltd.	477,109	5,236

AMP Ltd.	1,198,338	4,616

APA Group	486,312	2,953

Aristocrat Leisure Ltd.	227,448	4,240

ASX Ltd.	79,572	3,444

Aurizon Holdings Ltd.	805,770	2,645

AusNet Services	708,338	917

Australia & New Zealand Banking Group Ltd.	1,208,143	25,065

Bank of Queensland Ltd.	161,748	1,372

Bendigo & Adelaide Bank Ltd.	207,432	1,579

BGP Holdings PLC *(2)	1,085,479	–

BHP Billiton Ltd.	1,319,427	29,186

BHP Billiton PLC	866,996	17,102

BlueScope Steel Ltd.	235,313	2,767

Boral Ltd.	474,227	2,728

Brambles Ltd.	654,459	5,037

Caltex Australia Ltd.	105,581	2,564

Challenger Ltd.	242,872	2,169

CIMIC Group Ltd.	38,795	1,338

Coca-Cola Amatil Ltd.	221,097	1,480

Cochlear Ltd.	23,550	3,304

Commonwealth Bank of Australia	721,168	40,280

Computershare Ltd.	184,647	2,471

Crown Resorts Ltd.	155,393	1,524

CSL Ltd.	185,922	22,357

Dexus	421,000	3,027

Domino’s Pizza Enterprises Ltd.	23,749	764

Flight Centre Travel Group Ltd.	23,574	1,037

Fortescue Metals Group Ltd.	662,043	2,216

Goodman Group	748,548	4,865

GPT Group (The)	749,371	2,740

Harvey Norman Holdings Ltd.	212,610	609

Healthscope Ltd.	661,641	988

Incitec Pivot Ltd.	690,288	1,874

Insurance Australia Group Ltd.	986,460	5,695

LendLease Group	234,350	3,134

Macquarie Group Ltd.	133,093	10,619

Medibank Pvt Ltd.	1,097,191	2,460

Mirvac Group	1,554,569	2,579

National Australia Bank Ltd.	1,104,604	24,305

Newcrest Mining Ltd.	319,434	4,802

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Australia – 6.5% – continued

Oil Search Ltd.	548,435	$3,031

Orica Ltd.	148,753	2,038

Origin Energy Ltd. *	725,139	4,900

QBE Insurance Group Ltd.	558,095	4,146

Ramsay Health Care Ltd.	58,838	2,833

REA Group Ltd.	20,872	1,277

Santos Ltd. *	759,365	2,984

Scentre Group	2,193,707	6,480

SEEK Ltd.	137,211	1,974

Sonic Healthcare Ltd.	165,805	2,923

South32 Ltd.	2,113,046	5,267

Stockland	996,096	3,089

Suncorp Group Ltd.	535,278	5,506

Sydney Airport	462,616	2,398

Tabcorp Holdings Ltd.	810,941	2,749

Telstra Corp. Ltd.	1,706,173	4,140

TPG Telecom Ltd.	140,719	599

Transurban Group	913,598	8,046

Treasury Wine Estates Ltd.	305,271	3,987

Vicinity Centres	1,362,176	2,532

Wesfarmers Ltd.	469,111	15,052

Westfield Corp.	800,772	5,260

Westpac Banking Corp.	1,396,839	30,888

Woodside Petroleum Ltd.	384,941	8,697

Woolworths Group Ltd.	535,903	10,861
		406,217

Austria – 0.3%

ANDRITZ A.G.	30,225	1,690

Erste Group Bank A.G. *	123,495	6,211

OMV A.G.	60,778	3,544

Raiffeisen Bank International A.G. *	62,447	2,433

voestalpine A.G.	48,504	2,545
		16,423

Belgium – 1.1%

Ageas	77,359	3,999

Anheuser-Busch InBev S.A./N.V.	313,521	34,457

Colruyt S.A.	24,003	1,327

Groupe Bruxelles Lambert S.A.	33,156	3,791

KBC Group N.V.	103,172	8,993

Proximus SADP	62,585	1,944

Solvay S.A., Class A	30,471	4,237

Telenet Group Holding N.V. *	21,920	1,465

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Belgium – 1.1% – continued

UCB S.A.	50,940	$4,155

Umicore S.A.	86,920	4,611
		68,979

Chile – 0.0%

Antofagasta PLC	168,939	2,187

China – 0.0%

Minth Group Ltd.	302,000	1,384

Yangzijiang Shipbuilding Holdings Ltd.	940,666	876
		2,260

Denmark – 1.8%

AP Moller – Maersk A/S, Class A	1,599	2,352

AP Moller – Maersk A/S, Class B	2,681	4,179

Carlsberg A/S, Class B	43,825	5,237

Chr Hansen Holding A/S	40,773	3,523

Coloplast A/S, Class B	48,518	4,112

Danske Bank A/S	307,472	11,491

DSV A/S	77,162	6,085

Genmab A/S *	23,877	5,140

H Lundbeck A/S	29,466	1,647

ISS A/S	70,253	2,607

Novo Nordisk A/S, Class B	766,841	37,732

Novozymes A/S, Class B	91,859	4,757

Orsted A/S (3)	80,322	5,230

Pandora A/S	43,919	4,761

TDC A/S *	340,937	2,828

Tryg A/S	52,428	1,223

Vestas Wind Systems A/S	89,121	6,381

William Demant Holding A/S *	50,213	1,870
		111,155

Finland – 1.0%

Elisa OYJ	58,892	2,667

Fortum OYJ	186,184	4,003

Kone OYJ, Class B	139,013	6,944

Metso OYJ	46,701	1,474

Neste OYJ	52,456	3,659

Nokia OYJ	2,402,490	13,280

Nokian Renkaat OYJ	49,842	2,267

Orion OYJ, Class B	45,015	1,379

Sampo OYJ, Class A	183,661	10,244

Stora Enso OYJ (Registered)	222,367	4,093

UPM-Kymmene OYJ	220,609	8,187

Wartsila OYJ Abp	182,401	4,035
		62,232

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

France – 10.4%

Accor S.A.	77,536	$4,188

Aeroports de Paris	12,546	2,735

Air Liquide S.A.	176,426	21,633

Airbus S.E.	239,089	27,663

Alstom S.A.	62,717	2,829

Amundi S.A. (3)	24,016	1,933

Arkema S.A.	28,069	3,665

Atos S.E.	38,372	5,254

AXA S.A.	799,474	21,284

BioMerieux	16,735	1,382

BNP Paribas S.A.	462,639	34,303

Bollore S.A.	350,234	1,869

Bollore S.A. *	1,845	10

Bouygues S.A.	89,094	4,469

Bureau Veritas S.A.	107,275	2,790

Capgemini S.E.	66,230	8,260

Carrefour S.A.	239,097	4,966

Casino Guichard Perrachon S.A.	23,014	1,128

Cie de Saint-Gobain	205,863	10,874

Cie Generale des Etablissements Michelin S.C.A.	70,500	10,421

CNP Assurances	73,215	1,849

Credit Agricole S.A.	469,863	7,645

Danone S.A.	248,436	20,122

Dassault Aviation S.A.	987	1,886

Dassault Systemes S.E.	53,234	7,241

Edenred	92,564	3,221

Eiffage S.A.	30,438	3,467

Electricite de France S.A.	232,781	3,376

Engie S.A.	753,848	12,594

Essilor International Cie Generale d’Optique S.A.	85,456	11,536

Eurazeo S.A.	17,119	1,576

Eurofins Scientific S.E.	4,844	2,561

Eutelsat Communications S.A.	68,953	1,367

Faurecia S.A.	31,436	2,547

Fonciere Des Regions	13,537	1,495

Gecina S.A.	20,458	3,556

Getlink S.E.	189,985	2,712

Hermes International	13,165	7,806

ICADE	13,908	1,352

Iliad S.A.	11,055	2,288

Imerys S.A.	14,832	1,442

Ingenico Group S.A.	23,954	1,949

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

France – 10.4% – continued

Ipsen S.A.	15,823	$2,457

JCDecaux S.A.	33,073	1,154

Kering S.A.	31,211	14,965

Klepierre S.A.	90,210	3,640

Lagardere S.C.A.	45,861	1,311

Legrand S.A.	109,694	8,609

L’Oreal S.A.	103,923	23,477

LVMH Moet Hennessy Louis Vuitton S.E.	114,862	35,422

Natixis S.A.	390,701	3,207

Orange S.A.	820,473	13,934

Pernod Ricard S.A.	87,325	14,547

Peugeot S.A.	241,873	5,825

Publicis Groupe S.A.	85,408	5,951

Remy Cointreau S.A.	9,792	1,397

Renault S.A.	79,173	9,618

Rexel S.A.	123,746	2,096

Safran S.A.	137,245	14,544

Sanofi	468,017	37,608

Schneider Electric S.E. *	233,535	20,542

SCOR S.E.	72,029	2,950

SEB S.A.	9,437	1,804

SES S.A.	154,263	2,090

Societe BIC S.A.	10,998	1,095

Societe Generale S.A.	315,865	17,185

Sodexo S.A.	37,435	3,777

Suez	148,687	2,156

Teleperformance	23,806	3,694

Thales S.A.	43,501	5,301

TOTAL S.A.	975,323	55,431

Ubisoft Entertainment S.A. *	32,185	2,719

Unibail-Rodamco S.E.	41,003	9,386

Valeo S.A.	98,675	6,525

Veolia Environnement S.A.	199,664	4,735

Vinci S.A.	208,945	20,573

Vivendi S.A.	426,486	11,039

Wendel S.A.	11,647	1,818
		647,826

Germany – 9.0%

1&1 Drillisch A.G.	20,932	1,410

adidas A.G.	77,570	18,786

Allianz S.E. (Registered)	183,802	41,538

Axel Springer S.E.	18,963	1,588

BASF S.E.	378,369	38,454

Bayer A.G. (Registered)	340,467	38,498

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Germany – 9.0% – continued

Bayerische Motoren Werke A.G.	136,257	$14,787

Beiersdorf A.G.	40,933	4,635

Brenntag A.G.	63,657	3,788

Commerzbank A.G. *	442,658	5,751

Continental A.G.	45,281	12,508

Covestro A.G. (3)	67,014	6,596

Daimler A.G. (Registered)	396,438	33,687

Deutsche Bank A.G. (Registered)	851,581	11,874

Deutsche Boerse A.G.	79,499	10,830

Deutsche Lufthansa A.G. (Registered)	98,943	3,161

Deutsche Post A.G. (Registered)	399,745	17,481

Deutsche Telekom A.G. (Registered)	1,372,148	22,384

Deutsche Wohnen S.E.	147,944	6,905

E.ON S.E.	904,657	10,053

Evonik Industries A.G.	69,582	2,455

Fraport A.G. Frankfurt Airport Services Worldwide	16,542	1,632

Fresenius Medical Care A.G. & Co. KGaA	89,155	9,103

Fresenius S.E. & Co. KGaA	171,411	13,093

GEA Group A.G.	75,541	3,214

Hannover Rueck S.E.	24,931	3,405

HeidelbergCement A.G.	62,046	6,096

Henkel A.G. & Co. KGaA	42,561	5,357

HOCHTIEF A.G.	7,500	1,402

HUGO BOSS A.G.	26,288	2,291

Infineon Technologies A.G.	468,684	12,556

Innogy S.E. (3)	56,314	2,664

K+S A.G. (Registered)	78,677	2,271

KION Group A.G.	28,695	2,678

LANXESS A.G.	38,062	2,918

Linde A.G. *	73,917	15,561

MAN S.E.	15,064	1,756

Merck KGaA	53,260	5,110

METRO A.G.	79,198	1,402

MTU Aero Engines A.G.	21,924	3,696

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	63,864	14,853

OSRAM Licht A.G.	41,538	3,059

ProSiebenSat.1 Media S.E.	96,271	3,339

RTL Group S.A.	16,848	1,399

RWE A.G. *	215,169	5,315

SAP S.E.	404,662	42,346

Siemens A.G. (Registered)	315,016	40,180

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Germany – 9.0% – continued

Siemens Healthineers A.G. *	61,750	$2,538

Symrise A.G.	50,914	4,100

Telefonica Deutschland Holding A.G.	288,686	1,356

thyssenkrupp A.G.	178,363	4,652

TUI A.G. – CDI	179,498	3,854

Uniper S.E.	85,543	2,607

United Internet A.G. (Registered)	50,577	3,185

Volkswagen A.G.	13,181	2,639

Vonovia S.E.	199,226	9,880

Wirecard A.G.	48,335	5,714

Zalando S.E. *(3)	45,951	2,507
		556,897

Hong Kong – 3.5%

AIA Group Ltd.	4,972,486	42,450

ASM Pacific Technology Ltd.	138,600	1,962

Bank of East Asia (The) Ltd.	493,611	1,981

BOC Hong Kong Holdings Ltd.	1,527,608	7,491

CK Asset Holdings Ltd.	1,066,138	9,022

CK Hutchison Holdings Ltd.	1,115,138	13,407

CK Infrastructure Holdings Ltd.	267,353	2,197

CLP Holdings Ltd.	679,014	6,941

First Pacific Co. Ltd.	749,539	409

Galaxy Entertainment Group Ltd.	976,148	8,948

Hang Lung Group Ltd.	373,000	1,223

Hang Lung Properties Ltd.	860,501	2,019

Hang Seng Bank Ltd.	315,479	7,355

Henderson Land Development Co. Ltd.	506,471	3,318

HK Electric Investments & HK Electric Investments Ltd. (3)	1,024,227	993

HKT Trust & HKT Ltd.	1,565,220	1,974

Hong Kong & China Gas Co. Ltd.	3,474,399	7,163

Hong Kong Exchanges & Clearing Ltd.	485,314	15,952

Hongkong Land Holdings Ltd.	485,000	3,353

Hysan Development Co. Ltd.	270,501	1,436

Jardine Matheson Holdings Ltd.	90,900	5,607

Jardine Strategic Holdings Ltd.	89,100	3,428

Kerry Properties Ltd.	288,703	1,311

Kingston Financial Group Ltd.	1,644,000	742

Li & Fung Ltd.	2,333,218	1,152

Link REIT	905,771	7,768

Melco Resorts & Entertainment Ltd. ADR	102,065	2,958

MGM China Holdings Ltd.	391,716	1,023

MTR Corp. Ltd.	606,307	3,277

New World Development Co. Ltd.	2,375,129	3,386

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Hong Kong – 3.5% – continued

NWS Holdings Ltd.	598,011	$1,090

PCCW Ltd.	1,617,926	939

Power Assets Holdings Ltd.	561,817	5,030

Sands China Ltd.	981,899	5,332

Shangri-La Asia Ltd.	480,574	975

Sino Land Co. Ltd.	1,335,633	2,173

SJM Holdings Ltd.	859,572	753

Sun Hung Kai Properties Ltd.	596,258	9,498

Swire Pacific Ltd., Class A	197,051	1,999

Swire Properties Ltd.	487,987	1,716

Techtronic Industries Co. Ltd.	578,833	3,419

WH Group Ltd. (3)	3,596,213	3,866

Wharf Holdings (The) Ltd.	480,766	1,666

Wharf Real Estate Investment Co. Ltd. *	507,766	3,324

Wheelock & Co. Ltd.	331,021	2,428

Wynn Macau Ltd.	658,946	2,417

Yue Yuen Industrial Holdings Ltd.	302,210	1,207
		218,078

Ireland – 0.6%

AerCap Holdings N.V. *	54,054	2,742

AIB Group PLC	346,499	2,089

Bank of Ireland Group PLC *	380,252	3,333

CRH PLC	346,222	11,771

DCC PLC	36,810	3,392

Irish Bank Resolution Corp. Ltd. *(2)	99,788	–

James Hardie Industries PLC – CDI	193,017	3,410

Kerry Group PLC, Class A	66,338	6,746

Paddy Power Betfair PLC	33,832	3,476

Ryanair Holdings PLC *	3,071	60

Ryanair Holdings PLC ADR *	5,723	703
		37,722

Isle of Man – 0.0%

GVC Holdings PLC	223,651	2,887

Israel – 0.5%

Azrieli Group Ltd.	16,303	783

Bank Hapoalim B.M.	441,290	3,034

Bank Leumi Le-Israel B.M.	594,564	3,591

Bezeq The Israeli Telecommunication Corp. Ltd.	799,151	1,023

Check Point Software Technologies Ltd. *	53,695	5,334

Elbit Systems Ltd.	10,277	1,238

Frutarom Industries Ltd.	15,605	1,434

Israel Chemicals Ltd.	339,765	1,440

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Israel – 0.5% – continued

Mizrahi Tefahot Bank Ltd.	56,528	$1,082

Nice Ltd. *	24,671	2,315

Teva Pharmaceutical Industries Ltd. ADR	377,863	6,458
		27,732

Italy – 2.2%

Assicurazioni Generali S.p.A.	515,211	9,933

Atlantia S.p.A.	186,795	5,791

Davide Campari-Milano S.p.A.	239,535	1,815

Enel S.p.A.	3,347,372	20,510

Eni S.p.A.	1,046,739	18,452

Ferrari N.V.	28,239	3,401

Ferrari N.V. (New York Exchange)	23,010	2,773

Intesa Sanpaolo S.p.A.	5,552,692	20,250

Intesa Sanpaolo S.p.A. (RSP)	364,646	1,382

Leonardo S.p.A.	174,135	2,014

Luxottica Group S.p.A.	69,992	4,356

Mediobanca Banca di Credito Finanziario S.p.A.	265,476	3,125

Poste Italiane S.p.A. (3)	222,738	2,039

Prysmian S.p.A.	83,724	2,634

Recordati S.p.A.	42,859	1,588

Snam S.p.A.	944,899	4,347

Telecom Italia S.p.A. *	4,722,285	4,497

Telecom Italia S.p.A. (RSP)	2,381,024	1,989

Tenaris S.A.	195,690	3,383

Terna Rete Elettrica Nazionale S.p.A.	582,684	3,409

UniCredit S.p.A. *	824,846	17,307

UnipolSai Assicurazioni S.p.A.	370,766	883
		135,878

Japan – 24.0%

ABC-Mart, Inc.	13,300	876

Acom Co. Ltd. *	175,400	781

Aeon Co. Ltd.	245,800	4,388

AEON Financial Service Co. Ltd.	42,800	983

Aeon Mall Co. Ltd.	47,080	987

Air Water, Inc.	57,269	1,117

Aisin Seiki Co. Ltd.	71,400	3,879

Ajinomoto Co., Inc.	223,900	4,051

Alfresa Holdings Corp.	76,800	1,709

Alps Electric Co. Ltd.	80,700	1,978

Amada Holdings Co. Ltd.	144,400	1,753

ANA Holdings, Inc.	45,900	1,776

Aozora Bank Ltd.	49,100	1,954

Asahi Glass Co. Ltd.	82,500	3,415

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Asahi Group Holdings Ltd.	159,000	$8,468

Asahi Kasei Corp.	523,500	6,883

Asics Corp.	60,600	1,121

Astellas Pharma, Inc.	851,200	12,911

Bandai Namco Holdings, Inc.	81,200	2,667

Bank of Kyoto (The) Ltd.	26,194	1,462

Benesse Holdings, Inc.	31,600	1,145

Bridgestone Corp.	267,700	11,633

Brother Industries Ltd.	99,200	2,306

Calbee, Inc.	35,500	1,174

Canon, Inc.	438,000	15,860

Casio Computer Co. Ltd.	83,600	1,246

Central Japan Railway Co.	59,400	11,237

Chiba Bank (The) Ltd.	276,000	2,218

Chubu Electric Power Co., Inc.	269,000	3,800

Chugai Pharmaceutical Co. Ltd.	92,155	4,660

Chugoku Electric Power (The) Co., Inc.	106,200	1,280

Coca-Cola Bottlers Japan Holdings, Inc.	52,500	2,168

Concordia Financial Group Ltd.	511,900	2,824

Credit Saison Co. Ltd.	67,100	1,102

CYBERDYNE, Inc. *	42,100	596

Dai Nippon Printing Co. Ltd.	107,600	2,223

Daicel Corp.	115,100	1,257

Daifuku Co. Ltd.	39,700	2,377

Dai-ichi Life Holdings, Inc.	444,000	8,106

Daiichi Sankyo Co. Ltd.	232,500	7,704

Daikin Industries Ltd.	102,600	11,315

Daito Trust Construction Co. Ltd.	28,800	4,978

Daiwa House Industry Co. Ltd.	232,100	8,943

Daiwa House REIT Investment Corp.	594	1,421

Daiwa Securities Group, Inc.	665,000	4,242

DeNA Co. Ltd.	40,700	734

Denso Corp.	196,000	10,721

Dentsu, Inc.	87,018	3,819

Disco Corp.	11,700	2,524

Don Quijote Holdings Co. Ltd.	48,300	2,774

East Japan Railway Co.	135,012	12,513

Eisai Co. Ltd.	109,800	6,997

Electric Power Development Co. Ltd.	63,700	1,606

FamilyMart UNY Holdings Co. Ltd.	33,600	2,829

FANUC Corp.	79,800	20,219

Fast Retailing Co. Ltd.	21,900	8,900

Fuji Electric Co. Ltd.	220,000	1,497

FUJIFILM Holdings Corp.	170,900	6,818

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Fujitsu Ltd.	810,000	$4,985

Fukuoka Financial Group, Inc.	303,000	1,632

Hachijuni Bank (The) Ltd.	155,195	831

Hakuhodo DY Holdings, Inc.	89,800	1,235

Hamamatsu Photonics K.K.	60,470	2,285

Hankyu Hanshin Holdings, Inc.	100,500	3,726

Hikari Tsushin, Inc.	8,300	1,327

Hino Motors Ltd.	106,500	1,370

Hirose Electric Co. Ltd.	14,028	1,927

Hisamitsu Pharmaceutical Co., Inc.	26,100	2,021

Hitachi Chemical Co. Ltd.	39,100	891

Hitachi Construction Machinery Co. Ltd.	45,900	1,771

Hitachi High-Technologies Corp.	29,700	1,412

Hitachi Ltd.	1,988,000	14,401

Hitachi Metals Ltd.	90,100	1,065

Honda Motor Co. Ltd.	708,000	24,353

Hoshizaki Corp.	22,400	1,966

Hoya Corp.	159,500	7,952

Hulic Co. Ltd.	129,800	1,416

Idemitsu Kosan Co. Ltd.	57,700	2,193

IHI Corp.	65,900	2,047

Iida Group Holdings Co. Ltd.	56,664	1,059

Inpex Corp.	395,700	4,894

Isetan Mitsukoshi Holdings Ltd.	140,660	1,552

Isuzu Motors Ltd.	231,700	3,554

ITOCHU Corp.	615,800	11,960

J Front Retailing Co. Ltd.	104,600	1,778

Japan Airlines Co. Ltd.	49,800	2,004

Japan Airport Terminal Co. Ltd.	20,200	772

Japan Exchange Group, Inc.	209,500	3,879

Japan Post Bank Co. Ltd.	170,300	2,286

Japan Post Holdings Co. Ltd.	650,500	7,831

Japan Prime Realty Investment Corp.	315	1,122

Japan Real Estate Investment Corp.	510	2,641

Japan Retail Fund Investment Corp.	1,138	2,184

Japan Tobacco, Inc.	454,300	13,090

JFE Holdings, Inc.	217,100	4,373

JGC Corp.	84,100	1,829

JSR Corp.	79,100	1,779

JTEKT Corp.	91,400	1,354

JXTG Holdings, Inc.	1,268,197	7,672

Kajima Corp.	363,000	3,367

Kakaku.com, Inc.	57,400	1,004

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Kamigumi Co. Ltd.	51,500	$1,150

Kaneka Corp.	108,000	1,071

Kansai Electric Power (The) Co., Inc.	281,600	3,618

Kansai Paint Co. Ltd.	84,900	1,977

Kao Corp.	203,900	15,294

Kawasaki Heavy Industries Ltd.	61,200	1,979

KDDI Corp.	745,400	19,030

Keihan Holdings Co. Ltd.	37,000	1,141

Keikyu Corp.	101,100	1,758

Keio Corp.	47,400	2,025

Keisei Electric Railway Co. Ltd.	57,400	1,764

Keyence Corp.	40,078	24,874

Kikkoman Corp.	59,800	2,405

Kintetsu Group Holdings Co. Ltd.	73,800	2,875

Kirin Holdings Co. Ltd.	356,800	9,498

Kobe Steel Ltd. *	134,900	1,351

Koito Manufacturing Co. Ltd.	46,314	3,212

Komatsu Ltd.	380,700	12,691

Konami Holdings Corp.	38,300	2,012

Konica Minolta, Inc.	202,700	1,737

Kose Corp.	12,200	2,553

Kubota Corp.	434,400	7,602

Kuraray Co. Ltd.	149,700	2,544

Kurita Water Industries Ltd.	38,000	1,205

Kyocera Corp.	132,000	7,448

Kyowa Hakko Kirin Co. Ltd.	108,300	2,379

Kyushu Electric Power Co., Inc.	172,600	2,057

Kyushu Financial Group, Inc.	149,900	741

Kyushu Railway Co.	67,800	2,109

Lawson, Inc.	21,000	1,431

LINE Corp. *	16,600	657

Lion Corp.	95,900	1,931

LIXIL Group Corp.	109,800	2,452

M3, Inc.	87,000	3,908

Mabuchi Motor Co. Ltd.	18,500	911

Makita Corp.	92,300	4,511

Marubeni Corp.	678,900	4,912

Marui Group Co. Ltd.	77,700	1,583

Maruichi Steel Tube Ltd.	23,000	704

Mazda Motor Corp.	240,000	3,172

McDonald’s Holdings Co. Japan Ltd.	25,100	1,175

Mebuki Financial Group, Inc.	432,810	1,664

Medipal Holdings Corp.	73,100	1,498

MEIJI Holdings Co. Ltd.	50,626	3,854

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

MINEBEA MITSUMI, Inc.	155,100	$3,312

MISUMI Group, Inc.	119,200	3,272

Mitsubishi Chemical Holdings Corp.	592,200	5,735

Mitsubishi Corp.	621,700	16,722

Mitsubishi Electric Corp.	797,300	12,749

Mitsubishi Estate Co. Ltd.	514,000	8,688

Mitsubishi Gas Chemical Co., Inc.	70,200	1,682

Mitsubishi Heavy Industries Ltd.	131,900	5,050

Mitsubishi Materials Corp.	43,300	1,302

Mitsubishi Motors Corp.	278,000	1,988

Mitsubishi Tanabe Pharma Corp.	88,200	1,724

Mitsubishi UFJ Financial Group, Inc.	4,908,295	32,152

Mitsubishi UFJ Lease & Finance Co. Ltd.	188,100	1,103

Mitsui & Co. Ltd.	702,300	12,029

Mitsui Chemicals, Inc.	78,000	2,459

Mitsui Fudosan Co. Ltd.	366,500	8,892

Mitsui OSK Lines Ltd.	44,300	1,274

Mixi, Inc.	15,700	580

Mizuho Financial Group, Inc.	9,921,089	17,846

MS&AD Insurance Group Holdings, Inc.	198,043	6,244

Murata Manufacturing Co. Ltd.	78,797	10,790

Nabtesco Corp.	46,099	1,778

Nagoya Railroad Co. Ltd.	77,600	1,966

NEC Corp.	107,900	3,033

Nexon Co. Ltd. *	160,200	2,650

NGK Insulators Ltd.	106,800	1,841

NGK Spark Plug Co. Ltd.	65,100	1,568

NH Foods Ltd.	37,000	1,516

Nidec Corp.	98,200	15,126

Nikon Corp.	142,100	2,532

Nintendo Co. Ltd.	46,600	20,522

Nippon Building Fund, Inc.	555	3,067

Nippon Electric Glass Co. Ltd.	33,100	983

Nippon Express Co. Ltd.	34,100	2,282

Nippon Paint Holdings Co. Ltd.	67,900	2,492

Nippon Prologis REIT, Inc.	754	1,623

Nippon Steel & Sumitomo Metal Corp.	314,461	6,905

Nippon Telegraph & Telephone Corp.	285,756	13,159

Nippon Yusen K.K.	66,300	1,338

Nissan Chemical Industries Ltd.	51,500	2,139

Nissan Motor Co. Ltd.	953,700	9,895

Nisshin Seifun Group, Inc.	76,205	1,510

Nissin Foods Holdings Co. Ltd.	24,100	1,672

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Nitori Holdings Co. Ltd.	33,000	$5,832

Nitto Denko Corp.	67,900	5,091

NOK Corp.	36,300	705

Nomura Holdings, Inc.	1,495,500	8,648

Nomura Real Estate Holdings, Inc.	47,600	1,124

Nomura Real Estate Master Fund, Inc.	1,560	2,152

Nomura Research Institute Ltd.	53,174	2,519

NSK Ltd.	163,000	2,184

NTT Data Corp.	256,400	2,728

NTT DOCOMO, Inc.	562,000	14,348

Obayashi Corp.	269,700	2,950

Obic Co. Ltd.	26,200	2,179

Odakyu Electric Railway Co. Ltd.	124,800	2,525

Oji Holdings Corp.	366,000	2,353

Olympus Corp.	119,700	4,545

Omron Corp.	79,100	4,654

Ono Pharmaceutical Co. Ltd.	165,900	5,136

Oracle Corp. Japan	16,900	1,374

Oriental Land Co. Ltd.	89,900	9,180

ORIX Corp.	545,000	9,611

Osaka Gas Co. Ltd.	149,200	2,944

Otsuka Corp.	42,200	2,126

Otsuka Holdings Co. Ltd.	160,615	8,044

Panasonic Corp.	909,500	13,001

Park24 Co. Ltd.	46,700	1,252

Persol Holdings Co. Ltd.	72,500	2,109

Pola Orbis Holdings, Inc.	35,400	1,451

Rakuten, Inc.	387,800	3,277

Recruit Holdings Co. Ltd.	453,900	11,281

Renesas Electronics Corp. *	281,400	2,830

Resona Holdings, Inc.	907,810	4,795

Ricoh Co. Ltd.	293,300	2,897

Rinnai Corp.	12,800	1,215

Rohm Co. Ltd.	39,600	3,770

Ryohin Keikaku Co. Ltd.	9,700	3,254

Sankyo Co. Ltd.	19,900	701

Santen Pharmaceutical Co. Ltd.	147,000	2,369

SBI Holdings, Inc.	82,160	1,879

Secom Co. Ltd.	85,200	6,342

Sega Sammy Holdings, Inc.	73,800	1,169

Seibu Holdings, Inc.	92,800	1,615

Seiko Epson Corp.	113,700	2,021

Sekisui Chemical Co. Ltd.	161,800	2,822

Sekisui House Ltd.	241,400	4,406

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Seven & i Holdings Co. Ltd.	311,400	$13,357

Seven Bank Ltd.	257,500	820

Sharp Corp. *	59,100	1,766

Shimadzu Corp.	101,400	2,851

Shimamura Co. Ltd.	8,300	1,038

Shimano, Inc.	30,200	4,354

Shimizu Corp.	234,400	2,095

Shin-Etsu Chemical Co. Ltd.	160,100	16,558

Shinsei Bank Ltd.	68,100	1,047

Shionogi & Co. Ltd.	123,400	6,368

Shiseido Co. Ltd.	156,500	10,021

Shizuoka Bank (The) Ltd.	210,000	1,985

Showa Shell Sekiyu K.K.	73,600	997

SMC Corp.	23,600	9,553

SoftBank Group Corp.	339,800	25,388

Sohgo Security Services Co. Ltd.	30,200	1,493

Sompo Holdings, Inc.	146,745	5,905

Sony Corp.	520,600	25,177

Sony Financial Holdings, Inc.	69,600	1,266

Stanley Electric Co. Ltd.	59,500	2,198

Start Today Co. Ltd.	80,200	2,142

Subaru Corp.	253,100	8,294

SUMCO Corp.	94,300	2,473

Sumitomo Chemical Co. Ltd.	632,000	3,683

Sumitomo Corp.	488,800	8,227

Sumitomo Dainippon Pharma Co. Ltd.	63,000	1,057

Sumitomo Electric Industries Ltd.	309,800	4,727

Sumitomo Heavy Industries Ltd.	47,800	1,813

Sumitomo Metal Mining Co. Ltd.	103,200	4,345

Sumitomo Mitsui Financial Group, Inc.	552,942	23,166

Sumitomo Mitsui Trust Holdings, Inc.	136,319	5,518

Sumitomo Realty & Development Co. Ltd.	146,000	5,399

Sumitomo Rubber Industries Ltd.	71,800	1,317

Sundrug Co. Ltd.	32,100	1,483

Suntory Beverage & Food Ltd.	58,000	2,818

Suruga Bank Ltd.	71,600	989

Suzuken Co. Ltd.	30,636	1,265

Suzuki Motor Corp.	141,600	7,625

Sysmex Corp.	65,098	5,898

T&D Holdings, Inc.	211,100	3,350

Taiheiyo Cement Corp.	49,100	1,783

Taisei Corp.	81,200	4,121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Taisho Pharmaceutical Holdings Co. Ltd.	12,100	$1,189

Taiyo Nippon Sanso Corp.	57,700	874

Takashimaya Co. Ltd.	116,000	1,113

Takeda Pharmaceutical Co. Ltd.	292,900	14,267

TDK Corp.	54,300	4,894

Teijin Ltd.	72,900	1,371

Terumo Corp.	134,000	7,040

THK Co. Ltd.	50,300	2,080

Tobu Railway Co. Ltd.	80,800	2,434

Toho Co. Ltd.	46,600	1,546

Toho Gas Co. Ltd.	29,200	897

Tohoku Electric Power Co., Inc.	190,800	2,548

Tokio Marine Holdings, Inc.	277,100	12,331

Tokyo Electric Power Co. Holdings, Inc. *	612,700	2,361

Tokyo Electron Ltd.	64,600	12,151

Tokyo Gas Co. Ltd.	163,500	4,335

Tokyo Tatemono Co. Ltd.	80,000	1,205

Tokyu Corp.	222,600	3,469

Tokyu Fudosan Holdings Corp.	215,700	1,571

Toppan Printing Co. Ltd.	204,000	1,674

Toray Industries, Inc.	607,600	5,747

Toshiba Corp. *	2,693,000	7,795

Tosoh Corp.	118,200	2,319

TOTO Ltd.	59,100	3,116

Toyo Seikan Group Holdings Ltd.	62,800	934

Toyo Suisan Kaisha Ltd.	36,500	1,415

Toyoda Gosei Co. Ltd.	28,200	656

Toyota Industries Corp.	67,600	4,091

Toyota Motor Corp.	1,074,444	68,917

Toyota Tsusho Corp.	86,900	2,944

Trend Micro, Inc.	50,000	2,984

Tsuruha Holdings, Inc.	15,000	2,139

Unicharm Corp.	168,900	4,808

United Urban Investment Corp.	1,305	2,046

USS Co. Ltd.	93,300	1,885

West Japan Railway Co.	67,300	4,700

Yahoo Japan Corp.	577,900	2,683

Yakult Honsha Co. Ltd.	47,000	3,476

Yamada Denki Co. Ltd.	265,590	1,592

Yamaguchi Financial Group, Inc.	85,000	1,029

Yamaha Corp.	69,400	3,049

Yamaha Motor Co. Ltd.	112,700	3,368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Japan – 24.0% – continued

Yamato Holdings Co. Ltd.	146,400	$3,672

Yamazaki Baking Co. Ltd.	51,105	1,060

Yaskawa Electric Corp.	102,800	4,662

Yokogawa Electric Corp.	96,800	2,000

Yokohama Rubber (The) Co. Ltd.	52,200	1,208
		1,490,151

Jersey – 0.1%

Randgold Resources Ltd.	39,008	3,231

Mexico – 0.0%

Fresnillo PLC	85,785	1,528

Netherlands – 4.7%

ABN AMRO Group N.V. – CVA (3)	175,853	5,302

Aegon N.V.	732,658	4,948

Akzo Nobel N.V.	103,738	9,807

Altice N.V., Class A *	217,416	1,798

ArcelorMittal *	272,734	8,651

ASML Holding N.V.	159,566	31,570

Boskalis Westminster	38,467	1,128

EXOR N.V.	43,730	3,124

Heineken Holding N.V.	47,080	4,855

Heineken N.V.	106,399	11,451

ING Groep N.V.	1,599,816	27,020

Koninklijke Ahold Delhaize N.V.	527,125	12,499

Koninklijke DSM N.V.	75,023	7,460

Koninklijke KPN N.V.	1,407,394	4,225

Koninklijke Philips N.V.	386,849	14,867

Koninklijke Vopak N.V.	30,120	1,480

NN Group N.V.	125,250	5,562

NXP Semiconductors N.V. *	138,552	16,210

QIAGEN N.V. *	93,496	3,020

Randstad Holding N.V.	49,352	3,252

Royal Dutch Shell PLC, Class A	1,870,522	58,696

Royal Dutch Shell PLC, Class B	1,541,626	49,679

Wolters Kluwer N.V.	118,052	6,287
		292,891

New Zealand – 0.2%

Auckland International Airport Ltd.	411,253	1,825

Fisher & Paykel Healthcare Corp. Ltd.	240,244	2,308

Fletcher Building Ltd.	276,265	1,207

Mercury NZ Ltd.	266,378	622

Meridian Energy Ltd.	544,696	1,127

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

New Zealand – 0.2% – continued

Ryman Healthcare Ltd.	156,360	$1,200

Spark New Zealand Ltd.	755,673	1,831
		10,120

Norway – 0.7%

DNB ASA	401,947	7,842

Gjensidige Forsikring ASA	86,857	1,594

Marine Harvest ASA	171,915	3,454

Norsk Hydro ASA	553,820	3,266

Orkla ASA	333,609	3,586

Schibsted ASA, Class B	39,072	993

Statoil ASA	477,152	11,301

Telenor ASA	311,087	7,076

Yara International ASA	73,557	3,125
		42,237

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) *(2)	882,815	–

EDP – Energias de Portugal S.A.	977,612	3,717

Galp Energia SGPS S.A.	201,349	3,798

Jeronimo Martins SGPS S.A.	105,710	1,928
		9,443

Singapore – 1.3%

Ascendas Real Estate Investment Trust	982,979	1,978

CapitaLand Commercial Trust	985,036	1,382

CapitaLand Ltd.	1,034,550	2,831

CapitaLand Mall Trust	988,000	1,572

City Developments Ltd.	169,000	1,685

ComfortDelGro Corp. Ltd.	862,900	1,358

DBS Group Holdings Ltd.	739,870	15,607

Genting Singapore PLC	2,491,380	2,065

Golden Agri-Resources Ltd.	2,987,292	800

Hutchison Port Holdings Trust, Class U	1,940,400	575

Jardine Cycle & Carriage Ltd.	43,673	1,154

Keppel Corp. Ltd.	590,150	3,524

Oversea-Chinese Banking Corp. Ltd.	1,297,044	12,776

SATS Ltd.	265,200	1,043

Sembcorp Industries Ltd.	372,744	893

Singapore Airlines Ltd.	228,634	1,899

Singapore Exchange Ltd.	344,200	1,944

Singapore Press Holdings Ltd.	697,595	1,346

Singapore Technologies Engineering Ltd.	670,500	1,844

Singapore Telecommunications Ltd.	3,376,425	8,704

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Singapore – 1.3% – continued

StarHub Ltd.	211,500	$371

Suntec Real Estate Investment Trust	1,052,600	1,526

United Overseas Bank Ltd.	551,649	11,633

UOL Group Ltd.	213,780	1,401

Wilmar International Ltd.	620,200	1,511
		81,422

South Africa – 0.1%

Investec PLC	280,201	2,164

Mediclinic International PLC	146,815	1,240

Mondi PLC	148,963	4,009
		7,413

Spain – 3.1%

Abertis Infraestructuras S.A.	288,868	6,479

ACS Actividades de Construccion y Servicios S.A.	100,616	3,926

Aena S.M.E. S.A. (3)	27,413	5,524

Amadeus IT Group S.A.	180,830	13,368

Banco Bilbao Vizcaya Argentaria S.A.	2,747,031	21,749

Banco de Sabadell S.A.	2,176,868	4,457

Banco Santander S.A.	6,644,321	43,335

Bankia S.A. *	510,320	2,287

Bankinter S.A.	278,980	2,871

CaixaBank S.A.	1,478,269	7,050

Enagas S.A.	96,001	2,627

Endesa S.A.	132,918	2,927

Ferrovial S.A.	196,995	4,119

Gas Natural SDG S.A.	142,805	3,411

Grifols S.A.	122,959	3,483

Iberdrola S.A.	2,390,789	17,585

Industria de Diseno Textil S.A.	449,926	14,102

Mapfre S.A.	421,577	1,402

Red Electrica Corp. S.A.	173,725	3,579

Repsol S.A.	515,546	9,159

Siemens Gamesa Renewable Energy S.A.	98,663	1,584

Telefonica S.A.	1,922,399	19,053
		194,077

Sweden – 2.6%

Alfa Laval AB	121,485	2,872

Assa Abloy AB, Class B	411,676	8,938

Atlas Copco AB, Class A	275,648	11,942

Atlas Copco AB, Class B	162,491	6,325

Boliden AB	111,480	3,930

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Sweden – 2.6% – continued

Electrolux AB, Class B	99,660	$3,136

Essity AB, Class B *	250,630	6,930

Getinge AB, Class B	96,444	1,098

Hennes & Mauritz AB, Class B	390,920	5,864

Hexagon AB, Class B	107,759	6,456

Husqvarna AB, Class B	178,902	1,726

ICA Gruppen AB	35,004	1,239

Industrivarden AB, Class C	66,458	1,546

Investor AB, Class B	187,528	8,347

Kinnevik AB, Class B	96,927	3,492

L E Lundbergforetagen AB, Class B	14,370	1,030

Lundin Petroleum AB	79,816	2,017

Millicom International Cellular S.A. SDR	27,445	1,874

Nordea Bank AB	1,248,161	13,334

Sandvik AB	463,171	8,500

Securitas AB, Class B	126,864	2,161

Skandinaviska Enskilda Banken AB, Class A	622,315	6,525

Skanska AB, Class B	142,167	2,908

SKF AB, Class B	154,135	3,152

Svenska Handelsbanken AB, Class A	629,049	7,892

Swedbank AB, Class A	372,544	8,353

Swedish Match AB	76,168	3,463

Tele2 AB, Class B	153,488	1,843

Telefonaktiebolaget LM Ericsson, Class B	1,262,889	8,014

Telia Co. AB	1,162,063	5,482

Volvo AB, Class B	639,185	11,670
		162,059

Switzerland – 8.3%

ABB Ltd. (Registered)	758,989	18,075

Adecco Group A.G. (Registered)	67,088	4,780

Baloise Holding A.G. (Registered)	19,552	2,992

Barry Callebaut A.G. (Registered)	917	1,792

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	434	2,691

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	41	2,982

Cie Financiere Richemont S.A. (Registered)	215,110	19,323

Clariant A.G. (Registered) *	94,427	2,255

Coca-Cola HBC A.G. – CDI *	76,546	2,832

Credit Suisse Group A.G. (Registered) *	999,698	16,774

Dufry A.G. (Registered) *	13,801	1,810

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Switzerland – 8.3% – continued

EMS-Chemie Holding A.G. (Registered)	3,335	$2,106

Ferguson PLC	101,867	7,662

Geberit A.G. (Registered)	15,430	6,824

Givaudan S.A. (Registered)	3,803	8,668

Glencore PLC *	5,031,110	25,034

Julius Baer Group Ltd. *	92,668	5,706

Kuehne + Nagel International A.G. (Registered)	21,665	3,411

LafargeHolcim Ltd. (Registered) *	133,450	7,309

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	53,665	2,929

Lonza Group A.G. (Registered) *	30,615	7,222

Nestle S.A. (Registered)	1,281,192	101,427

Novartis A.G. (Registered)	915,604	74,074

Pargesa Holding S.A. (Bearer)	15,979	1,418

Partners Group Holding A.G.	7,047	5,245

Roche Holding A.G. (Genusschein)	289,215	66,334

Schindler Holding A.G. (Participation Certificate)	16,349	3,526

Schindler Holding A.G. (Registered)	8,695	1,821

SGS S.A. (Registered)	2,170	5,335

Sika A.G. (Bearer)	889	6,968

Sonova Holding A.G. (Registered)	21,559	3,427

STMicroelectronics N.V.	264,877	5,878

Straumann Holding A.G. (Registered)	4,111	2,592

Swatch Group (The) A.G. (Bearer)	12,714	5,610

Swatch Group (The) A.G. (Registered)	23,781	1,995

Swiss Life Holding A.G. (Registered) *	13,598	4,845

Swiss Prime Site A.G. (Registered) *	30,113	2,916

Swiss Re A.G.	129,484	13,185

Swisscom A.G. (Registered)	10,707	5,310

UBS Group A.G. (Registered) *	1,507,819	26,550

Vifor Pharma A.G.	19,813	3,056

Zurich Insurance Group A.G.	62,318	20,449
		515,138

United Kingdom – 14.8%

3i Group PLC	396,855	4,792

Admiral Group PLC	84,559	2,190

Anglo American PLC	548,131	12,806

Ashtead Group PLC	205,637	5,607

Associated British Foods PLC	146,601	5,125

AstraZeneca PLC	521,123	35,844

Auto Trader Group PLC (3)	412,710	2,032

Aviva PLC	1,651,408	11,508

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

United Kingdom – 14.8% – continued

Babcock International Group PLC	94,994	$893

BAE Systems PLC	1,309,851	10,699

Barclays PLC	7,015,120	20,487

Barratt Developments PLC	425,239	3,168

Berkeley Group Holdings (The) PLC	52,571	2,798

BP PLC	8,142,276	54,826

British American Tobacco PLC	943,923	54,796

British Land (The) Co. PLC	382,860	3,453

BT Group PLC	3,468,320	11,082

Bunzl PLC	140,592	4,135

Burberry Group PLC	178,485	4,251

Capita PLC	276,527	560

Centrica PLC	2,322,772	4,638

CNH Industrial N.V.	414,676	5,130

Cobham PLC *	1,026,469	1,772

Coca-Cola European Partners PLC	91,533	3,813

Compass Group PLC	652,360	13,330

ConvaTec Group PLC (3)	536,195	1,500

Croda International PLC	53,008	3,402

Diageo PLC	1,026,513	34,727

Direct Line Insurance Group PLC	579,501	3,103

easyJet PLC	69,328	1,563

Experian PLC	383,424	8,283

Fiat Chrysler Automobiles N.V.	196,180	4,022

Fiat Chrysler Automobiles N.V. (New York Exchange) *	246,814	5,065

G4S PLC	650,330	2,267

GKN PLC	699,027	4,545

GlaxoSmithKline PLC	2,024,686	39,336

Hammerson PLC	312,918	2,359

Hargreaves Lansdown PLC	106,263	2,439

HSBC Holdings PLC	8,231,682	76,949

IMI PLC	106,871	1,622

Imperial Brands PLC	392,079	13,361

InterContinental Hotels Group PLC	74,660	4,477

International Consolidated Airlines Group S.A. – CDI	248,832	2,154

Intertek Group PLC	66,539	4,355

ITV PLC	1,506,385	3,051

J Sainsbury PLC	669,735	2,245

John Wood Group PLC	281,398	2,135

Johnson Matthey PLC	78,248	3,345

Kingfisher PLC	902,228	3,713

Land Securities Group PLC	306,046	4,029

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

United Kingdom – 14.8% – continued

Legal & General Group PLC	2,437,793	$8,831

Lloyds Banking Group PLC	29,626,652	26,922

London Stock Exchange Group PLC	128,615	7,452

Marks & Spencer Group PLC	650,583	2,469

Meggitt PLC	318,434	1,932

Merlin Entertainments PLC (3)	282,308	1,374

Micro Focus International PLC	179,218	2,507

National Grid PLC	1,391,486	15,648

Next PLC	60,307	4,031

Old Mutual PLC	2,028,714	6,822

Pearson PLC	340,311	3,580

Persimmon PLC	127,036	4,516

Prudential PLC	1,064,810	26,617

Reckitt Benckiser Group PLC	275,012	23,304

RELX N.V.	398,397	8,265

RELX PLC	438,825	9,029

Rio Tinto Ltd.	170,210	9,567

Rio Tinto PLC	498,078	25,288

Rolls-Royce Holdings PLC *	681,184	8,343

Royal Bank of Scotland Group PLC *	1,481,619	5,392

Royal Mail PLC	377,983	2,870

RSA Insurance Group PLC	417,358	3,692

Sage Group (The) PLC	445,392	4,001

Schroders PLC	51,215	2,297

Segro PLC	424,194	3,582

Severn Trent PLC	96,431	2,498

Sky PLC	424,573	7,730

Smith & Nephew PLC	364,347	6,811

Smiths Group PLC	166,094	3,532

SSE PLC	417,694	7,486

St. James’s Place PLC	218,331	3,333

Standard Chartered PLC	1,356,710	13,585

Standard Life Aberdeen PLC	1,103,755	5,578

Taylor Wimpey PLC	1,335,677	3,465

Tesco PLC	4,002,468	11,565

Travis Perkins PLC	107,522	1,864

Unilever N.V. – CVA	671,110	37,937

Unilever PLC	507,642	28,208

United Utilities Group PLC	284,196	2,856

Vodafone Group PLC	10,979,394	30,064

Weir Group (The) PLC	92,845	2,602

Whitbread PLC	74,506	3,878

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

United Kingdom – 14.8% – continued

Wm Morrison Supermarkets PLC	918,648	$2,753

WPP PLC	522,132	8,299
		916,157

United States – 0.4%

Carnival PLC	76,849	4,952

Shire PLC	373,968	18,642
		23,594
Total Common Stocks
(Cost $4,816,546)		6,045,934

PREFERRED STOCKS – 0.6%

Germany – 0.6%

Bayerische Motoren Werke A.G., 5.29% (4)	22,613	2,120

FUCHS PETROLUB S.E., 2.07% (4)	27,547	1,496

Henkel A.G. & Co. KGaA, 1.69% (4)	73,140	9,618

Porsche Automobil Holding S.E., 2.63% (4)	63,580	5,286

Schaeffler A.G., 4.41% (4)	70,665	1,091

Volkswagen A.G., 2.49% (4)	76,403	15,197
		34,808
Total Preferred Stocks
(Cost $25,896)		34,808

INVESTMENT COMPANIES – 1.1%

iShares MSCI EAFE ETF	602,149	41,958

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (5)(6)	28,338,228	28,338
Total Investment Companies
(Cost $69,904)		70,296

Total Investments – 99.1%
(Cost $4,912,346)		6,151,038

Other Assets less Liabilities – 0.9%		58,296
Net Assets – 100.0%		$6,209,334

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2018 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Citibank	Euro	323	United States Dollar	400	6/20/18	$– *
Citibank	Swiss Franc	2,084	United States Dollar	2,216	6/20/18	21
Goldman Sachs	Danish Krone	2,403	United States Dollar	400	6/20/18	1
Goldman Sachs	Swedish Krona	1,635	United States Dollar	200	6/20/18	3
JPMorgan Chase	British Pound	635	United States Dollar	900	6/20/18	6
Societe Generale	United States Dollar	6,132	British Pound	4,377	6/20/18	29
Toronto-Dominion Bank	Australian Dollar	269	United States Dollar	210	6/20/18	4
Toronto-Dominion Bank	Danish Krone	1,560	United States Dollar	260	6/20/18	1
Toronto-Dominion Bank	Hong Kong Dollar	2,033	United States Dollar	260	6/20/18	– *
Toronto-Dominion Bank	Japanese Yen	981,668	United States Dollar	9,290	6/20/18	14
Toronto-Dominion Bank	Swiss Franc	1,386	United States Dollar	1,470	6/20/18	10
Toronto-Dominion Bank	Swiss Franc	376	United States Dollar	400	6/20/18	4
Subtotal Appreciation						93
Bank of Montreal	United States Dollar	1,100	Japanese Yen	115,264	6/20/18	(11)
Citibank	United States Dollar	234	Australian Dollar	299	6/20/18	(5)
Citibank	United States Dollar	619	Danish Krone	3,713	6/20/18	(2)
Citibank	United States Dollar	14,332	Euro	11,529	6/20/18	(59)
Citibank	United States Dollar	1,251	Hong Kong Dollar	9,775	6/20/18	(2)
Citibank	United States Dollar	11,286	Japanese Yen	1,189,275	6/20/18	(48)
Citibank	United States Dollar	579	Singapore Dollar	757	6/20/18	– *
Morgan Stanley	United States Dollar	110	Norwegian Krone	847	6/20/18	(2)
Societe Generale	United States Dollar	1,700	Swedish Krona	13,807	6/20/18	(37)
Toronto-Dominion Bank	British Pound	186	United States Dollar	260	6/20/18	(1)
Toronto-Dominion Bank	United States Dollar	3,090	British Pound	2,184	6/20/18	(15)
Toronto-Dominion Bank	United States Dollar	970	Euro	782	6/20/18	(2)
Toronto-Dominion Bank	United States Dollar	4,690	Euro	3,776	6/20/18	(15)
Subtotal Depreciation						(199)

Total						$(106)

*	Amount rounds to less than one thousand.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	959	$38,716	Long	6/18	$(521)
FTSE 100 Index (British Pound)	185	18,152	Long	6/18	(278)
Hang Seng Index (Hong Kong Dollar)	17	3,255	Long	4/18	(12)
SPI 200 Index (Australian Dollar)	67	7,379	Long	6/18	(256)
Topix Index (Japanese Yen)	153	24,682	Long	6/18	365

Total					$(702)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.5%
Consumer Staples	11.0
Energy	5.3
Financials	21.6
Health Care	10.1
Industrials	14.5
Information Technology	6.5
Materials	8.0
Real Estate	3.5
Telecommunication Services	3.8
Utilities	3.2

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	32.4%
Japanese Yen	24.3
British Pound	17.1
Swiss Franc	7.7
Australian Dollar	6.6
All other currencies less than 5%	11.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Germany	$2,538	$554,359	$–	$556,897
Hong Kong	2,958	215,120	–	218,078
Ireland	3,445	34,277	–	37,722
Israel	11,792	15,940	–	27,732
Italy	2,773	133,105	–	135,878
Japan	1,490,151	–	–	1,490,151
Netherlands	16,210	276,681	–	292,891
United Kingdom	8,878	907,279	–	916,157
All Other Countries (1)	–	2,370,428	–	2,370,428
Total Common Stocks	1,538,745	4,507,189	–	6,045,934
Preferred Stocks (1)	–	34,808	–	34,808
Investment Companies	70,296	–	–	70,296
Total Investments	$1,609,041	$4,541,997	$–	$6,151,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$93	$–	$93
Futures Contracts	365	–	–	365
Liabilities
Forward Foreign Currency Exchange Contracts	–	(199)	–	(199)
Futures Contracts	(1,067)	–	–	(1,067)
Total Other Financial Instruments	$(702)	$(106)	$–	$(808)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Germany	$175,108	Valuations at official close price with foreign fair value adjustment
Italy	35,921	Valuations at official close price with foreign fair value adjustment
Netherlands	3,020	Valuations at official close price with foreign fair value adjustment

Preferred Stocks
Germany	6,783	Valuations at official close price with foreign fair value adjustment

Total	$220,832

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Japan	$1,473,411	Valuations at official close price

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Common Stocks

Portugal	$9	$–	$(9)	$–	$–	$–	$–	$–	$(9)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4%

Aerospace & Defense – 1.4%

Esterline Technologies Corp. *	34,615	$2,532

KLX, Inc. *	66,403	4,718

Orbital ATK, Inc.	76,266	10,114

Teledyne Technologies, Inc. *	47,075	8,811

Woodward, Inc.	72,717	5,211
		31,386

Apparel & Textile Products – 0.7%

Carter’s, Inc.	62,390	6,495

Deckers Outdoor Corp. *	42,056	3,786

Skechers U.S.A., Inc., Class A *	178,891	6,957
		17,238

Asset Management – 1.1%

Eaton Vance Corp.	158,353	8,815

Federated Investors, Inc., Class B	125,214	4,182

Janus Henderson Group PLC	237,922	7,873

Legg Mason, Inc.	111,560	4,535
		25,405

Automotive – 0.9%

Cooper Tire & Rubber Co.	66,680	1,954

Dana, Inc.	191,527	4,934

Delphi Technologies PLC	117,154	5,582

Gentex Corp.	361,938	8,332
		20,802

Banking – 8.6%

Associated Banc-Corp	224,956	5,590

BancorpSouth Bank	111,034	3,531

Bank of Hawaii Corp.	55,931	4,648

Bank of the Ozarks	160,147	7,730

Cathay General Bancorp	100,652	4,024

Chemical Financial Corp.	94,058	5,143

Commerce Bancshares, Inc.	124,065	7,433

Cullen/Frost Bankers, Inc.	76,461	8,110

East West Bancorp, Inc.	190,698	11,926

First Horizon National Corp.	431,033	8,116

FNB Corp.	426,540	5,737

Fulton Financial Corp.	231,196	4,104

Hancock Holding Co.	112,463	5,814

Home BancShares, Inc.	208,415	4,754

International Bancshares Corp.	71,103	2,766

MB Financial, Inc.	110,788	4,485

New York Community Bancorp, Inc.	646,543	8,424

PacWest Bancorp	165,893	8,217

Pinnacle Financial Partners, Inc.	97,596	6,266

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Banking – 8.6% – continued

Prosperity Bancshares, Inc.	92,122	$6,691

Signature Bank *	70,804	10,051

Sterling Bancorp	296,271	6,681

Synovus Financial Corp.	156,376	7,809

TCF Financial Corp.	224,947	5,131

Texas Capital Bancshares, Inc. *	65,468	5,886

Trustmark Corp.	89,077	2,776

UMB Financial Corp.	58,098	4,206

Umpqua Holdings Corp.	290,818	6,226

United Bankshares, Inc.	138,472	4,881

Valley National Bancorp	349,067	4,349

Washington Federal, Inc.	114,138	3,949

Webster Financial Corp.	121,515	6,732

Wintrust Financial Corp.	74,194	6,384
		198,570

Biotechnology & Pharmaceuticals – 0.6%

Akorn, Inc. *	123,457	2,310

Endo International PLC *	267,215	1,587

Mallinckrodt PLC *	113,754	1,647

Prestige Brands Holdings, Inc. *	70,327	2,372

United Therapeutics Corp. *	57,012	6,406
		14,322

Chemicals – 2.8%

Ashland Global Holdings, Inc.	82,049	5,726

Cabot Corp.	81,492	4,541

Chemours (The) Co.	244,212	11,896

Minerals Technologies, Inc.	46,702	3,127

NewMarket Corp.	12,103	4,861

Olin Corp.	220,354	6,696

PolyOne Corp.	106,677	4,536

RPM International, Inc.	176,275	8,403

Sensient Technologies Corp.	57,156	4,034

Valvoline, Inc.	263,756	5,837

Versum Materials, Inc.	143,683	5,407
		65,064

Commercial Services – 1.4%

Brink’s (The) Co.	66,689	4,758

Deluxe Corp.	63,006	4,663

Healthcare Services Group, Inc.	97,121	4,223

ManpowerGroup, Inc.	87,278	10,045

Rollins, Inc.	126,667	6,464

Sotheby’s *	49,070	2,518
		32,671

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Construction Materials – 1.2%

Carlisle Cos., Inc.	81,488	$8,508

Eagle Materials, Inc.	64,116	6,607

Louisiana-Pacific Corp.	191,198	5,501

MDU Resources Group, Inc.	257,645	7,255
		27,871

Consumer Products – 2.9%

Boston Beer (The) Co., Inc., Class A *	11,620	2,197

Edgewell Personal Care Co. *	71,154	3,474

Energizer Holdings, Inc.	78,701	4,689

Flowers Foods, Inc.	244,394	5,342

Hain Celestial Group (The), Inc. *	137,003	4,394

Helen of Troy Ltd. *	35,495	3,088

Ingredion, Inc.	95,276	12,283

Lamb Weston Holdings, Inc.	192,775	11,223

Lancaster Colony Corp.	25,619	3,155

Nu Skin Enterprises, Inc., Class A	65,402	4,821

Post Holdings, Inc. *	86,563	6,558

Sanderson Farms, Inc.	26,497	3,153

Tootsie Roll Industries, Inc.	26,174	771

TreeHouse Foods, Inc. *	74,580	2,854
		68,002

Consumer Services – 0.9%

Aaron’s, Inc.	81,103	3,779

Adtalem Global Education, Inc. *	79,411	3,776

Graham Holdings Co., Class B	6,113	3,682

Service Corp. International	244,065	9,211
		20,448

Containers & Packaging – 1.2%

AptarGroup, Inc.	81,975	7,364

Bemis Co., Inc.	120,003	5,222

Greif, Inc., Class A	34,278	1,791

Owens-Illinois, Inc. *	215,115	4,659

Silgan Holdings, Inc.	97,112	2,705

Sonoco Products Co.	131,254	6,366
		28,107

Design, Manufacturing & Distribution – 1.3%

Arrow Electronics, Inc. *	115,654	8,907

Avnet, Inc.	158,357	6,613

Jabil, Inc.	231,281	6,645

SYNNEX Corp.	38,596	4,570

Tech Data Corp. *	45,767	3,896
		30,631

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Distributors – Consumer Staples – 0.1%

United Natural Foods, Inc. *	66,480	$2,855

Electrical Equipment – 3.4%

Belden, Inc.	55,242	3,808

Cognex Corp.	228,862	11,898

Cree, Inc. *	129,418	5,217

Hubbell, Inc.	72,146	8,786

Keysight Technologies, Inc. *	250,562	13,127

Lennox International, Inc.	49,586	10,134

Littelfuse, Inc.	32,739	6,816

National Instruments Corp.	141,894	7,176

Trimble, Inc. *	327,379	11,746
		78,708

Engineering & Construction Services – 1.0%

AECOM *	210,022	7,483

Dycom Industries, Inc. *	41,135	4,427

EMCOR Group, Inc.	76,909	5,993

Granite Construction, Inc.	52,731	2,946

KBR, Inc.	184,169	2,982
		23,831

Forest & Paper Products – 0.2%

Domtar Corp.	82,651	3,516

Gaming, Lodging & Restaurants – 2.5%

Boyd Gaming Corp.	108,351	3,452

Brinker International, Inc.	60,635	2,189

Cheesecake Factory (The), Inc.	56,359	2,718

Churchill Downs, Inc.	15,009	3,663

Cracker Barrel Old Country Store, Inc.	31,656	5,040

Domino’s Pizza, Inc.	57,682	13,472

Dunkin’ Brands Group, Inc.	108,473	6,475

ILG, Inc.	139,241	4,332

Jack in the Box, Inc.	38,920	3,321

Papa John’s International, Inc.	32,260	1,848

Scientific Games Corp. *	69,997	2,912

Texas Roadhouse, Inc.	86,585	5,003

Wendy’s (The) Co.	237,850	4,174
		58,599

Hardware – 2.1%

3D Systems Corp. *	151,325	1,754

ARRIS International PLC *	229,557	6,099

Ciena Corp. *	190,272	4,928

Diebold Nixdorf, Inc.	100,280	1,544

InterDigital, Inc.	45,611	3,357

Knowles Corp. *	118,561	1,493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Hardware – 2.1% – continued

NCR Corp. *	156,014	$4,917

NetScout Systems, Inc. *	115,403	3,041

Pitney Bowes, Inc.	247,397	2,694

Plantronics, Inc.	43,709	2,639

VeriFone Systems, Inc. *	146,342	2,251

ViaSat, Inc. *	72,198	4,745

Zebra Technologies Corp., Class A *	70,225	9,775

		49,237

Health Care Facilities & Services – 2.2%

Acadia Healthcare Co., Inc. *	107,839	4,225

Charles River Laboratories International, Inc. *	62,537	6,675

Encompass Health Corp.	129,290	7,392

LifePoint Health, Inc. *	51,349	2,413

MEDNAX, Inc. *	123,684	6,881

Molina Healthcare, Inc. *	60,646	4,923

Patterson Cos., Inc.	107,451	2,389

Syneos Health, Inc. *	74,632	2,649

Tenet Healthcare Corp. *	107,219	2,600

WellCare Health Plans, Inc. *	58,730	11,372

		51,519

Home & Office Products – 1.8%

Herman Miller, Inc.	78,923	2,522

HNI Corp.	57,364	2,070

KB Home	111,478	3,172

NVR, Inc. *	4,518	12,650

Scotts Miracle-Gro (The) Co.	52,543	4,506

Tempur Sealy International, Inc. *	60,993	2,762

Toll Brothers, Inc.	188,553	8,155

TRI Pointe Group, Inc. *	199,314	3,275

Tupperware Brands Corp.	67,385	3,260

		42,372

Industrial Services – 0.9%

MSC Industrial Direct Co., Inc., Class A	59,386	5,446

Pool Corp.	53,282	7,791

Watsco, Inc.	42,213	7,640

		20,877

Institutional Financial Services – 1.3%

Evercore, Inc., Class A	54,388	4,743

Interactive Brokers Group, Inc., Class A	94,274	6,339

SEI Investments Co.	172,285	12,906

Stifel Financial Corp.	94,717	5,610

		29,598

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Insurance – 4.1%

Alleghany Corp.	20,297	$12,471

American Financial Group, Inc.	91,007	10,213

Aspen Insurance Holdings Ltd.	78,622	3,526

Brown & Brown, Inc.	301,258	7,664

CNO Financial Group, Inc.	220,730	4,783

Genworth Financial, Inc., Class A *	655,061	1,854

Hanover Insurance Group (The), Inc.	56,065	6,610

Kemper Corp.	64,474	3,675

Mercury General Corp.	48,011	2,202

Old Republic International Corp.	330,371	7,086

Primerica, Inc.	58,357	5,637

Reinsurance Group of America, Inc.	85,088	13,104

RenaissanceRe Holdings Ltd.	52,771	7,309

W.R. Berkley Corp.	126,692	9,211

		95,345

Iron & Steel – 1.8%

Allegheny Technologies, Inc. *	165,893	3,928

Carpenter Technology Corp.	61,960	2,734

Commercial Metals Co.	153,784	3,146

Reliance Steel & Aluminum Co.	96,064	8,237

Steel Dynamics, Inc.	311,369	13,769

United States Steel Corp.	231,957	8,163

Worthington Industries, Inc.	57,650	2,474

		42,451

Leisure Products – 1.0%

Brunswick Corp.	115,465	6,857

Polaris Industries, Inc.	77,346	8,858

Thor Industries, Inc.	64,631	7,444

		23,159

Machinery – 4.3%

AGCO Corp.	87,069	5,646

Crane Co.	66,877	6,202

Curtiss-Wright Corp.	58,226	7,865

Graco, Inc.	223,548	10,221

IDEX Corp.	100,994	14,393

ITT, Inc.	116,065	5,685

Kennametal, Inc.	107,551	4,319

Lincoln Electric Holdings, Inc.	81,385	7,321

MSA Safety, Inc.	44,840	3,733

Nordson Corp.	67,291	9,174

Oshkosh Corp.	98,395	7,603

Regal Beloit Corp.	58,491	4,290

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Machinery – 4.3% – continued

Terex Corp.	101,453	$3,795

Toro (The) Co.	141,590	8,842
		99,089

Manufactured Goods – 0.4%

Timken (The) Co.	90,356	4,120

Valmont Industries, Inc.	29,945	4,381
		8,501

Media – 1.0%

AMC Networks, Inc., Class A *	64,890	3,355

Cable One, Inc.	6,183	4,248

Cars.com, Inc. *	93,877	2,660

John Wiley & Sons, Inc., Class A	58,774	3,744

Meredith Corp.	51,991	2,797

New York Times (The) Co., Class A	168,688	4,065

TEGNA, Inc.	285,522	3,252
		24,121

Medical Equipment & Devices – 4.6%

ABIOMED, Inc. *	55,486	16,146

Bio-Rad Laboratories, Inc., Class A *	26,657	6,666

Bio-Techne Corp.	49,424	7,465

Catalent, Inc. *	175,760	7,217

Globus Medical, Inc., Class A *	95,607	4,763

Halyard Health, Inc. *	61,614	2,839

Hill-Rom Holdings, Inc.	87,275	7,593

ICU Medical, Inc. *	19,915	5,027

LivaNova PLC *	57,338	5,074

Masimo Corp. *	62,643	5,509

NuVasive, Inc. *	67,569	3,528

STERIS PLC	111,944	10,451

Teleflex, Inc.	59,419	15,151

West Pharmaceutical Services, Inc.	97,587	8,616
		106,045

Metals & Mining – 0.4%

Compass Minerals International, Inc.	44,495	2,683

Royal Gold, Inc.	86,332	7,413
		10,096

Oil, Gas & Coal – 4.4%

Callon Petroleum Co. *	267,399	3,540

Chesapeake Energy Corp. *	1,198,428	3,619

CNX Resources Corp. *	265,450	4,096

Core Laboratories N.V.	58,176	6,296

Diamond Offshore Drilling, Inc. *	84,818	1,243

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Oil, Gas & Coal – 4.4% – continued

Dril-Quip, Inc. *	50,279	$2,252

Energen Corp. *	128,103	8,053

Ensco PLC, Class A	575,215	2,525

Gulfport Energy Corp. *	216,082	2,085

HollyFrontier Corp.	233,893	11,428

Matador Resources Co. *	128,068	3,831

Murphy Oil Corp.	213,837	5,526

Murphy USA, Inc. *	41,538	3,024

Nabors Industries Ltd.	416,190	2,909

NOW, Inc. *	142,986	1,461

Oceaneering International, Inc.	130,249	2,415

Patterson-UTI Energy, Inc.	293,066	5,132

PBF Energy, Inc., Class A	145,892	4,946

QEP Resources, Inc. *	319,307	3,126

Rowan Cos. PLC, Class A *	148,801	1,717

SM Energy Co.	136,273	2,457

Southwestern Energy Co. *	676,963	2,931

Superior Energy Services, Inc. *	203,255	1,713

Transocean Ltd. *	574,641	5,689

TravelCenters of America LLC – (Fractional Shares) *(1)	80,000	–

World Fuel Services Corp.	89,563	2,199

WPX Energy, Inc. *	524,759	7,756
		101,969

Passenger Transportation – 0.4%

JetBlue Airways Corp. *	424,538	8,627

Real Estate – 0.5%

Jones Lang LaSalle, Inc.	59,896	10,460

Real Estate Investment Trusts – 8.2%

Alexander & Baldwin, Inc.	89,134	2,062

American Campus Communities, Inc.	179,924	6,949

Camden Property Trust	122,221	10,289

CoreCivic, Inc.	155,372	3,033

CoreSite Realty Corp.	45,148	4,526

Corporate Office Properties Trust	133,450	3,447

Cousins Properties, Inc.	553,982	4,809

CyrusOne, Inc.	126,746	6,491

DCT Industrial Trust, Inc.	123,626	6,965

Douglas Emmett, Inc.	210,280	7,730

Education Realty Trust, Inc.	100,061	3,277

EPR Properties	85,218	4,721

First Industrial Realty Trust, Inc.	158,536	4,634

GEO Group (The), Inc.	163,821	3,353

Healthcare Realty Trust, Inc.	164,590	4,561

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Real Estate Investment Trusts – 8.2% – continued

Highwoods Properties, Inc.	136,257	$5,971

Hospitality Properties Trust	216,715	5,491

JBG SMITH Properties	123,247	4,155

Kilroy Realty Corp.	130,198	9,239

Lamar Advertising Co., Class A	110,571	7,039

LaSalle Hotel Properties	149,264	4,330

Liberty Property Trust	194,526	7,728

Life Storage, Inc.	61,350	5,124

Mack-Cali Realty Corp.	119,285	1,993

Medical Properties Trust, Inc.	480,924	6,252

National Retail Properties, Inc.	202,929	7,967

Omega Healthcare Investors, Inc.	261,812	7,079

PotlatchDeltic Corp.	79,258	4,125

Quality Care Properties, Inc. *	123,714	2,404

Rayonier, Inc.	170,313	5,992

Rayonier, Inc. – (Fractional Shares) (1)	50,000	–

Sabra Health Care REIT, Inc.	235,442	4,155

Senior Housing Properties Trust	313,499	4,909

Tanger Factory Outlet Centers, Inc.	124,946	2,749

Taubman Centers, Inc.	80,299	4,570

Uniti Group, Inc.	217,423	3,533

Urban Edge Properties	139,345	2,975

Washington Prime Group, Inc.	246,061	1,641

Weingarten Realty Investors	157,649	4,427

		190,695

Recreational Facilities & Services – 0.9%

Cinemark Holdings, Inc.	139,732	5,264

International Speedway Corp., Class A	32,288	1,424

Live Nation Entertainment, Inc. *	178,436	7,519

Six Flags Entertainment Corp.	103,700	6,456

		20,663

Renewable Energy – 0.5%

EnerSys	55,156	3,826

First Solar, Inc. *	107,482	7,629

		11,455

Retail – Consumer Staples – 0.5%

Big Lots, Inc.	55,332	2,409

Casey’s General Stores, Inc.	49,504	5,434

Sprouts Farmers Market, Inc. *	163,412	3,835

		11,678

Retail – Discretionary – 2.5%

American Eagle Outfitters, Inc.	222,101	4,426

AutoNation, Inc. *	78,713	3,682

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Retail – Discretionary – 2.5% – continued

Avis Budget Group, Inc. *	94,196	$4,412

Bed Bath & Beyond, Inc.	187,586	3,937

Copart, Inc. *	266,225	13,559

Dick’s Sporting Goods, Inc.	109,378	3,834

Dillard’s, Inc., Class A	27,080	2,176

GameStop Corp., Class A	134,353	1,695

Michaels (The) Cos., Inc. *	145,194	2,862

Office Depot, Inc.	675,883	1,453

Sally Beauty Holdings, Inc. *	164,912	2,713

Signet Jewelers Ltd.	79,719	3,071

Urban Outfitters, Inc. *	105,868	3,913

Williams-Sonoma, Inc.	102,425	5,404

		57,137

Semiconductors – 3.0%

Cirrus Logic, Inc. *	83,287	3,384

Coherent, Inc. *	32,728	6,133

Cypress Semiconductor Corp.	468,079	7,939

Integrated Device Technology, Inc. *	174,881	5,344

Microsemi Corp. *	155,085	10,037

MKS Instruments, Inc.	71,869	8,312

Monolithic Power Systems, Inc.	51,120	5,918

Silicon Laboratories, Inc. *	56,323	5,064

Synaptics, Inc. *	45,511	2,081

Teradyne, Inc.	257,759	11,782

Vishay Intertechnology, Inc.	174,505	3,246

		69,240

Software – 3.8%

ACI Worldwide, Inc. *	152,785	3,624

Acxiom Corp. *	104,635	2,376

Allscripts Healthcare Solutions, Inc. *	238,575	2,947

Blackbaud, Inc.	63,406	6,455

CDK Global, Inc.	166,820	10,566

CommVault Systems, Inc. *	55,100	3,152

Fortinet, Inc. *	190,588	10,212

j2 Global, Inc.	64,736	5,109

LogMeIn, Inc.	69,219	7,998

Manhattan Associates, Inc. *	89,458	3,747

PTC, Inc. *	153,368	11,964

Tyler Technologies, Inc. *	46,493	9,808

Ultimate Software Group (The), Inc. *	38,306	9,335

		87,293

Specialty Finance – 1.8%

First American Financial Corp.	146,062	8,571

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Specialty Finance – 1.8% – continued

GATX Corp.	50,172	$3,436

Jack Henry & Associates, Inc.	101,934	12,329

LendingTree, Inc. *	10,175	3,339

SLM Corp. *	571,575	6,407

WEX, Inc. *	52,775	8,266

		42,348

Technology Services – 5.3%

Broadridge Financial Solutions, Inc.	153,895	16,881

Convergys Corp.	120,740	2,731

CoreLogic, Inc. *	107,726	4,873

DST Systems, Inc.	78,178	6,540

Dun & Bradstreet (The) Corp.	48,798	5,709

FactSet Research Systems, Inc.	51,469	10,264

Fair Isaac Corp. *	39,667	6,718

Leidos Holdings, Inc.	187,765	12,280

MarketAxess Holdings, Inc.	49,571	10,779

MAXIMUS, Inc.	86,027	5,741

Medidata Solutions, Inc. *	78,097	4,905

MSCI, Inc.	118,634	17,732

Sabre Corp.	297,105	6,373

Science Applications International Corp.	56,372	4,442

Teradata Corp. *	160,889	6,383

		122,351

Telecom – 0.1%

Telephone & Data Systems, Inc.	121,929	3,418

Transportation & Logistics – 2.0%

Genesee & Wyoming, Inc., Class A *	81,701	5,784

Kirby Corp. *	70,853	5,452

Knight-Swift Transportation Holdings, Inc.	169,215	7,786

Landstar System, Inc.	55,400	6,075

Old Dominion Freight Line, Inc.	90,199	13,256

Ryder System, Inc.	69,869	5,086

Werner Enterprises, Inc.	58,970	2,152

		45,591

Transportation Equipment – 0.7%

Trinity Industries, Inc.	198,651	6,482

Wabtec Corp.	112,785	9,181

		15,663

Utilities – 5.0%

ALLETE, Inc.	67,103	4,848

Aqua America, Inc.	234,574	7,990

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Utilities – 5.0% – continued

Atmos Energy Corp.	146,372	$12,330

Black Hills Corp.	70,556	3,831

Great Plains Energy, Inc.	284,429	9,042

Hawaiian Electric Industries, Inc.	143,606	4,937

IDACORP, Inc.	66,473	5,868

National Fuel Gas Co.	113,146	5,821

New Jersey Resources Corp.	115,432	4,629

NorthWestern Corp.	65,094	3,502

OGE Energy Corp.	263,393	8,631

ONE Gas, Inc.	68,970	4,553

PNM Resources, Inc.	104,969	4,015

Southwest Gas Holdings, Inc.	63,470	4,293

UGI Corp.	228,183	10,136

Vectren Corp.	109,559	7,003

Westar Energy, Inc.	187,610	9,867

WGL Holdings, Inc.	67,790	5,671

		116,967

Waste & Environment Services & Equipment – 0.7%

Cantel Medical Corp.	46,869	5,222

Clean Harbors, Inc. *	67,852	3,312

Donaldson Co., Inc.	171,371	7,720

		16,254
Total Common Stocks
(Cost $1,715,982)		2,282,245

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (2)(3)	33,083,523	33,084
Total Investment Companies
(Cost $33,084)		33,084

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.59%, 7/19/18 (4)(5)	$4,900	$4,874
Total Short-Term Investments
(Cost $4,877)		4,874

Total Investments – 100.0%
(Cost $1,753,943)		2,320,203

Liabilities less Other Assets – (0.0%)		(169)
NET ASSETS – 100.0%		$2,320,034

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2018

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2018 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P MidCap 400	217	$40,863	Long	6/18	$(674)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.0%
Consumer Staples	3.4
Energy	4.3
Financials	17.8
Health Care	8.1
Industrials	15.5
Information Technology	17.5
Materials	7.0
Real Estate	8.8
Telecommunication Services	0.2
Utilities	5.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$2,282,245		$–	$–	$2,282,245
Investment Companies	33,084		–	–	33,084
Short-Term Investments	–		4,874	–	4,874
Total Investments	$2,315,329		$4,874	$–	$2,320,203

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contract		$(674)	$–	$–		$(674)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 1.1%

AAR Corp.	18,592	$820

Aerojet Rocketdyne Holdings, Inc. *	39,480	1,104

Aerovironment, Inc. *	12,209	556

American Outdoor Brands Corp. *	31,424	324

Astronics Corp. *	11,791	440

Axon Enterprise, Inc. *	30,301	1,191

Ducommun, Inc. *	6,274	191

Esterline Technologies Corp. *	14,886	1,089

KLX, Inc. *	28,977	2,059

Moog, Inc., Class A *	18,231	1,503

National Presto Industries, Inc.	2,861	268

Sturm Ruger & Co., Inc.	9,843	517

Triumph Group, Inc.	28,383	715

Woodward, Inc.	30,649	2,196

		12,973

Apparel & Textile Products – 0.8%

Albany International Corp., Class A	16,398	1,028

Columbia Sportswear Co.	16,920	1,293

Crocs, Inc. *	39,026	634

Culp, Inc.	6,349	194

Deckers Outdoor Corp. *	18,100	1,630

Delta Apparel, Inc. *	4,121	74

Fossil Group, Inc. *	25,913	329

Iconix Brand Group, Inc. *	29,873	33

Movado Group, Inc.	8,967	344

Oxford Industries, Inc.	9,275	692

Perry Ellis International, Inc. *	7,229	187

Sequential Brands Group, Inc. *	22,843	48

Steven Madden Ltd.	33,826	1,485

Superior Uniform Group, Inc.	5,014	132

Unifi, Inc. *	8,950	324

Weyco Group, Inc.	3,483	117

Wolverine World Wide, Inc.	53,369	1,542

		10,086

Asset Management – 0.8%

Artisan Partners Asset Management, Inc., Class A	26,236	874

Associated Capital Group, Inc., Class A	2,307	86

B. Riley Financial, Inc.	11,969	233

BrightSphere Investment Group PLC	43,956	693

Cannae Holdings, Inc. *	34,737	655

Cohen & Steers, Inc.	12,296	500

Community Bankers Trust Corp. *	12,814	115

Diamond Hill Investment Group, Inc.	1,846	381

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Asset Management – 0.8% – continued

Financial Engines, Inc.	33,345	$1,167

GAMCO Investors, Inc., Class A	2,593	64

Hamilton Lane, Inc., Class A	8,197	305

Kennedy-Wilson Holdings, Inc.	69,098	1,202

Ladenburg Thalmann Financial Services, Inc.	57,686	189

Medley Management, Inc., Class A	3,439	20

Ominto, Inc. *	8,441	24

Oppenheimer Holdings, Inc., Class A	5,615	145

Pzena Investment Management, Inc., Class A	9,881	110

Rafael Holdings, Inc., Class B *	5,084	25

Safeguard Scientifics, Inc. *	11,887	146

Silvercrest Asset Management Group, Inc., Class A	4,158	63

Virtus Investment Partners, Inc.	3,998	495

Waddell & Reed Financial, Inc., Class A	45,611	922

Westwood Holdings Group, Inc.	4,698	265

WisdomTree Investments, Inc.	67,128	616

		9,295

Automotive – 0.9%

American Axle & Manufacturing Holdings, Inc. *	57,484	875

Cooper Tire & Rubber Co.	29,862	875

Cooper-Standard Holdings, Inc. *	9,802	1,204

Dana, Inc.	83,579	2,153

Dorman Products, Inc. *	15,621	1,034

Gentherm, Inc. *	20,586	699

Horizon Global Corp. *	14,423	119

Miller Industries, Inc.	6,287	157

Modine Manufacturing Co. *	28,760	608

Motorcar Parts of America, Inc. *	10,938	234

Standard Motor Products, Inc.	12,547	597

Superior Industries International, Inc.	14,309	190

Tenneco, Inc.	29,096	1,597

Tower International, Inc.	11,395	316

		10,658

Banking – 11.5%

1st Source Corp.	9,396	476

Access National Corp.	8,655	247

ACNB Corp.	3,917	115

Allegiance Bancshares, Inc. *	6,370	249

American National Bankshares, Inc.	4,755	179

Ameris Bancorp	20,749	1,098

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

Ames National Corp.	4,896	$135

Arrow Financial Corp.	7,058	240

Atlantic Capital Bancshares, Inc. *	12,428	225

Banc of California, Inc.	25,247	487

BancFirst Corp.	9,797	520

Banco Latinoamericano de Comercio Exterior S.A.	17,503	499

Bancorp (The), Inc. *	28,089	303

BancorpSouth Bank	48,735	1,550

Bank of Commerce Holdings	9,240	108

Bank of Marin Bancorp	3,994	275

Bank of NT Butterfield & Son (The) Ltd.	30,815	1,383

BankFinancial Corp.	8,704	148

Bankwell Financial Group, Inc.	3,336	108

Banner Corp.	18,714	1,038

Bar Harbor Bankshares	8,815	244

BCB Bancorp, Inc.	7,318	115

Bear State Financial, Inc.	12,482	128

Beneficial Bancorp, Inc.	38,363	597

Berkshire Hills Bancorp, Inc.	22,585	857

Blue Hills Bancorp, Inc.	13,682	285

BofI Holding, Inc. *	34,044	1,380

Boston Private Financial Holdings, Inc.	48,268	726

Bridge Bancorp, Inc.	10,681	358

Brookline Bancorp, Inc.	43,671	707

Bryn Mawr Bank Corp.	10,921	480

BSB Bancorp, Inc. *	4,653	142

Byline Bancorp, Inc. *	9,563	219

C&F Financial Corp.	1,874	99

Cadence BanCorp	16,653	453

Camden National Corp.	8,387	373

Capital City Bank Group, Inc.	6,299	156

Capitol Federal Financial, Inc.	72,798	899

Capstar Financial Holdings, Inc. *	5,146	97

Carolina Financial Corp.	10,948	430

Cathay General Bancorp	43,752	1,749

CBTX, Inc.	1,679	49

CenterState Bank Corp.	34,370	912

Central Pacific Financial Corp.	16,007	456

Central Valley Community Bancorp	5,913	116

Century Bancorp, Inc., Class A	1,696	135

Charter Financial Corp.	7,363	150

Chemical Financial Corp.	40,794	2,231

Chemung Financial Corp.	1,830	85

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

Citizens & Northern Corp.	6,879	$159

City Holding Co.	8,794	603

Civista Bancshares, Inc.	5,914	135

Clifton Bancorp, Inc.	11,751	184

CNB Financial Corp.	8,597	250

CoBiz Financial, Inc.	22,403	439

Codorus Valley Bancorp, Inc.	4,940	139

Columbia Banking System, Inc.	41,376	1,736

Community Bank System, Inc.	28,110	1,506

Community Financial (The) Corp.	2,355	88

Community Trust Bancorp, Inc.	8,916	403

ConnectOne Bancorp, Inc.	17,404	501

County Bancorp, Inc.	2,821	82

Customers Bancorp, Inc. *	16,218	473

CVB Financial Corp.	58,901	1,333

Dime Community Bancshares, Inc.	18,499	340

DNB Financial Corp.	1,855	66

Eagle Bancorp, Inc. *	18,319	1,096

Entegra Financial Corp. *	3,796	110

Enterprise Bancorp, Inc.	5,462	193

Enterprise Financial Services Corp.	12,716	596

Equity Bancshares, Inc., Class A *	6,351	249

ESSA Bancorp, Inc.	4,751	70

Evans Bancorp, Inc.	2,757	125

Farmers & Merchants Bancorp, Inc.	5,276	213

Farmers Capital Bank Corp.	4,276	171

Farmers National Banc Corp.	14,882	206

FB Financial Corp. *	7,482	304

FCB Financial Holdings, Inc., Class A *	21,057	1,076

Fidelity Southern Corp.	13,079	302

Financial Institutions, Inc.	8,114	240

First Bancorp	16,378	584

First BanCorp *	111,636	672

First Bancorp, Inc.	6,066	170

First Bancshares (The), Inc.	6,122	197

First Busey Corp.	22,963	682

First Business Financial Services, Inc.	4,794	121

First Citizens BancShares, Inc., Class A	4,260	1,760

First Commonwealth Financial Corp.	54,473	770

First Community Bancshares, Inc.	9,676	289

First Connecticut Bancorp, Inc.	8,128	208

First Defiance Financial Corp.	5,749	330

First Financial Bancorp	35,810	1,051

First Financial Bankshares, Inc.	36,386	1,685

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

First Financial Corp.	6,118	$254

First Financial Northwest, Inc.	4,549	76

First Foundation, Inc. *	16,846	312

First Guaranty Bancshares, Inc.	2,559	66

First Internet Bancorp	4,585	170

First Interstate BancSystem, Inc., Class A	14,464	572

First Merchants Corp.	23,249	969

First Mid-Illinois Bancshares, Inc.	5,995	218

First Midwest Bancorp, Inc.	58,331	1,434

First Northwest Bancorp *	5,717	97

First of Long Island (The) Corp.	13,941	383

Flagstar Bancorp, Inc. *	12,264	434

Flushing Financial Corp.	16,087	434

FNB Bancorp	3,158	116

Franklin Financial Network, Inc. *	6,818	222

Fulton Financial Corp.	98,386	1,746

German American Bancorp, Inc.	12,316	411

Glacier Bancorp, Inc.	44,912	1,724

Great Southern Bancorp, Inc.	6,284	314

Great Western Bancorp, Inc.	33,726	1,358

Green Bancorp, Inc. *	13,834	308

Greene County Bancorp, Inc.	1,789	66

Guaranty Bancorp	13,974	396

Guaranty Bancshares, Inc.	3,856	128

Hancock Holding Co.	49,019	2,534

Hanmi Financial Corp.	18,235	561

HarborOne Bancorp, Inc. *	7,635	135

Heartland Financial USA, Inc.	14,290	758

Heritage Commerce Corp.	20,970	346

Heritage Financial Corp.	16,978	520

Hilltop Holdings, Inc.	42,446	996

Hingham Institution for Savings	695	143

Home Bancorp, Inc.	3,940	170

Home BancShares, Inc.	90,531	2,065

HomeStreet, Inc. *	15,719	450

HomeTrust Bancshares, Inc. *	9,902	258

Hope Bancorp, Inc.	73,739	1,341

Horizon Bancorp	13,250	398

Howard Bancorp, Inc. *	5,252	104

IBERIABANK Corp.	29,088	2,269

Independent Bank Corp.	15,385	1,101

Independent Bank Corp.	11,668	267

Independent Bank Group, Inc.	11,423	808

International Bancshares Corp.	31,227	1,215

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

Investar Holding Corp.	4,874	$126

Investors Bancorp, Inc.	148,818	2,030

Kearny Financial Corp.	44,189	574

Lakeland Bancorp, Inc.	26,132	519

Lakeland Financial Corp.	13,555	627

LCNB Corp.	5,117	97

LegacyTexas Financial Group, Inc.	26,942	1,154

Live Oak Bancshares, Inc.	13,512	376

Luther Burbank Corp.	8,123	98

Macatawa Bank Corp.	15,426	158

MainSource Financial Group, Inc.	14,226	578

Malvern Bancorp, Inc. *	3,845	100

MB Financial, Inc.	46,547	1,884

MBT Financial Corp.	10,370	111

Mercantile Bank Corp.	8,663	288

Merchants Bancorp	4,252	91

Meridian Bancorp, Inc.	27,888	562

Metropolitan Bank Holding Corp. *	2,116	89

Middlefield Banc Corp.	1,560	77

Midland States Bancorp, Inc.	9,111	288

MidSouth Bancorp, Inc.	8,658	109

MidWestOne Financial Group, Inc.	6,658	222

MutualFirst Financial, Inc.	3,659	133

National Bank Holdings Corp., Class A	13,867	461

National Bankshares, Inc.	4,049	182

National Commerce Corp. *	7,026	306

NBT Bancorp, Inc.	24,740	878

Nicolet Bankshares, Inc. *	5,135	283

Northeast Bancorp	4,341	89

Northfield Bancorp, Inc.	24,486	382

Northrim BanCorp, Inc.	3,928	136

Northwest Bancshares, Inc.	53,680	889

Norwood Financial Corp.	3,418	103

OceanFirst Financial Corp.	22,681	607

Oconee Federal Financial Corp.	763	22

OFG Bancorp	24,791	259

Ohio Valley Banc Corp.	2,436	102

Old Line Bancshares, Inc.	4,880	161

Old National Bancorp	76,713	1,296

Old Point Financial Corp.	2,174	57

Old Second Bancorp, Inc.	16,920	235

Opus Bank	11,455	321

Oritani Financial Corp.	23,072	354

Orrstown Financial Services, Inc.	4,316	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

Pacific Mercantile Bancorp *	8,971	$86

Pacific Premier Bancorp, Inc. *	22,768	915

Park National Corp.	7,716	801

Parke Bancorp, Inc.	3,417	71

PCSB Financial Corp. *	10,818	227

Peapack Gladstone Financial Corp.	10,001	334

Penns Woods Bancorp, Inc.	2,657	112

Peoples Bancorp of North Carolina, Inc.	2,769	85

Peoples Bancorp, Inc.	9,607	341

Peoples Financial Services Corp.	4,068	186

People’s Utah Bancorp	7,859	254

Preferred Bank	7,799	501

Premier Financial Bancorp, Inc.	5,440	101

Provident Bancorp, Inc. *	2,654	70

Provident Financial Holdings, Inc.	3,273	59

Provident Financial Services, Inc.	34,984	895

Prudential Bancorp, Inc.	4,946	90

QCR Holdings, Inc.	7,090	318

RBB Bancorp	4,710	124

Reliant Bancorp, Inc.	4,158	95

Renasant Corp.	25,788	1,098

Republic Bancorp, Inc., Class A	5,652	216

Republic First Bancorp, Inc. *	27,206	237

Riverview Bancorp, Inc.	11,618	108

S&T Bancorp, Inc.	19,412	775

Sandy Spring Bancorp, Inc.	18,729	726

Seacoast Banking Corp. of Florida *	24,909	659

ServisFirst Bancshares, Inc.	26,380	1,077

Shore Bancshares, Inc.	7,261	137

SI Financial Group, Inc.	6,516	94

Sierra Bancorp	7,605	203

Simmons First National Corp., Class A	47,324	1,346

SmartFinancial, Inc. *	4,281	101

South State Corp.	20,713	1,767

Southern First Bancshares, Inc. *	3,865	172

Southern Missouri Bancorp, Inc.	4,031	148

Southern National Bancorp of Virginia, Inc.	12,530	198

Southside Bancshares, Inc.	16,131	560

State Bank Financial Corp.	21,569	647

Sterling Bancorp	123,893	2,794

Sterling Bancorp, Inc.	9,891	134

Stock Yards Bancorp, Inc.	12,742	447

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 11.5% – continued

Summit Financial Group, Inc.	6,541	$164

Territorial Bancorp, Inc.	4,428	131

Texas Capital Bancshares, Inc. *	28,968	2,604

Timberland Bancorp, Inc.	3,750	114

Tompkins Financial Corp.	8,530	646

Towne Bank	36,407	1,041

TriCo Bancshares	11,781	438

TriState Capital Holdings, Inc. *	12,570	292

Triumph Bancorp, Inc. *	10,065	415

TrustCo Bank Corp. NY	50,940	430

Trustmark Corp.	38,235	1,191

Two River Bancorp	4,296	78

UMB Financial Corp.	25,992	1,882

Umpqua Holdings Corp.	128,754	2,757

Union Bankshares Corp.	31,908	1,171

Union Bankshares, Inc.	2,279	116

United Bankshares, Inc.	57,415	2,024

United Community Banks, Inc.	41,727	1,321

United Community Financial Corp.	28,633	282

United Financial Bancorp, Inc.	29,479	478

United Security Bancshares	7,768	83

Unity Bancorp, Inc.	4,602	101

Univest Corp. of Pennsylvania	16,175	448

Valley National Bancorp	148,246	1,847

Veritex Holdings, Inc. *	9,437	261

Washington Federal, Inc.	49,990	1,730

Washington Trust Bancorp, Inc.	8,292	446

Waterstone Financial, Inc.	15,223	263

WesBanco, Inc.	23,860	1,009

West Bancorporation, Inc.	9,175	235

Westamerica Bancorporation	14,341	833

Western New England Bancorp, Inc.	16,556	176

Wintrust Financial Corp.	32,257	2,776

WSFS Financial Corp.	17,510	839

		140,014

Biotechnology & Pharmaceuticals – 8.4%

Abeona Therapeutics, Inc. *	16,493	237

Acceleron Pharma, Inc. *	21,780	852

Aceto Corp.	17,151	130

Achaogen, Inc. *	20,293	263

Achillion Pharmaceuticals, Inc. *	76,517	284

Aclaris Therapeutics, Inc. *	13,682	240

Acorda Therapeutics, Inc. *	25,077	593

Adamas Pharmaceuticals, Inc. *	9,656	231

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Aduro Biotech, Inc. *	25,964	$241

Advaxis, Inc. *	21,376	36

Aerie Pharmaceuticals, Inc. *	19,691	1,068

Agenus, Inc. *	41,982	198

Aileron Therapeutics, Inc. *	1,898	15

Aimmune Therapeutics, Inc. *	20,463	651

Akcea Therapeutics, Inc. *	8,907	228

Akebia Therapeutics, Inc. *	25,870	247

Alder Biopharmaceuticals, Inc. *	36,649	465

Allena Pharmaceuticals, Inc. *	3,203	35

AMAG Pharmaceuticals, Inc. *	19,506	393

Amicus Therapeutics, Inc. *	106,709	1,605

Amphastar Pharmaceuticals, Inc. *	20,689	388

AnaptysBio, Inc. *	10,379	1,080

Anavex Life Sciences Corp. *	22,200	61

ANI Pharmaceuticals, Inc. *	4,655	271

Anika Therapeutics, Inc. *	8,285	412

Antares Pharma, Inc. *	85,446	188

Apellis Pharmaceuticals, Inc. *	6,447	143

Aratana Therapeutics, Inc. *	24,159	107

Ardelyx, Inc. *	19,779	100

Arena Pharmaceuticals, Inc. *	27,563	1,089

ARMO BioSciences, Inc. *	3,893	146

Array BioPharma, Inc. *	114,333	1,866

Arsanis, Inc. *	1,444	33

Assembly Biosciences, Inc. *	9,490	466

Asterias Biotherapeutics, Inc. *	18,406	27

Atara Biotherapeutics, Inc. *	18,855	735

Athenex, Inc. *	4,141	70

Athersys, Inc. *	60,646	111

Audentes Therapeutics, Inc. *	11,398	342

Avexis, Inc. *	16,227	2,005

Axovant Sciences Ltd. *	17,774	24

Bellicum Pharmaceuticals, Inc. *	15,425	101

BioCryst Pharmaceuticals, Inc. *	57,482	274

Biohaven Pharmaceutical Holding Co. Ltd. *	18,101	466

BioSpecifics Technologies Corp. *	3,189	141

BioTime, Inc. *	46,963	126

Bluebird Bio, Inc. *	28,150	4,807

Blueprint Medicines Corp. *	24,427	2,240

Calithera Biosciences, Inc. *	18,214	115

Cambrex Corp. *	18,920	989

Cara Therapeutics, Inc. *	15,994	198

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Catalyst Pharmaceuticals, Inc. *	50,885	$122

Celcuity, Inc. *	1,631	27

Celldex Therapeutics, Inc. *	76,355	178

ChemoCentryx, Inc. *	13,840	188

Chimerix, Inc. *	28,696	149

Clearside Biomedical, Inc. *	12,322	132

Clovis Oncology, Inc. *	25,124	1,327

Coherus Biosciences, Inc. *	22,799	252

Collegium Pharmaceutical, Inc. *	14,283	365

Conatus Pharmaceuticals, Inc. *	15,198	89

Concert Pharmaceuticals, Inc. *	10,559	242

Corbus Pharmaceuticals Holdings, Inc. *	28,117	171

Corcept Therapeutics, Inc. *	52,996	872

Corium International, Inc. *	11,238	129

Corvus Pharmaceuticals, Inc. *	4,995	58

Cue Biopharma, Inc. *	4,860	68

Curis, Inc. *	66,618	43

Cytokinetics, Inc. *	24,684	178

CytomX Therapeutics, Inc. *	16,756	477

Deciphera Pharmaceuticals, Inc. *	4,852	97

Denali Therapeutics, Inc. *	9,083	179

Depomed, Inc. *	33,965	224

Dermira, Inc. *	22,144	177

Dova Pharmaceuticals, Inc. *	3,918	106

Durect Corp. *	77,601	166

Dynavax Technologies Corp. *	35,392	703

Eagle Pharmaceuticals, Inc. *	4,685	247

Edge Therapeutics, Inc. *	11,788	14

Editas Medicine, Inc. *	21,210	703

Emergent BioSolutions, Inc. *	19,512	1,027

Enanta Pharmaceuticals, Inc. *	9,022	730

Epizyme, Inc. *	28,756	510

Esperion Therapeutics, Inc. *	9,864	713

Fate Therapeutics, Inc. *	27,414	268

FibroGen, Inc. *	39,982	1,847

Five Prime Therapeutics, Inc. *	18,493	318

Flexion Therapeutics, Inc. *	19,254	431

Fortress Biotech, Inc. *	19,998	91

G1 Therapeutics, Inc. *	7,660	284

Genocea Biosciences, Inc. *	42,536	45

Geron Corp. *	85,162	362

Global Blood Therapeutics, Inc. *	22,331	1,079

Halozyme Therapeutics, Inc. *	69,150	1,355

Heron Therapeutics, Inc. *	30,856	852

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Heska Corp. *	3,761	$297

Horizon Pharma PLC *	94,685	1,344

Idera Pharmaceuticals, Inc. *	82,256	151

Immune Design Corp. *	18,504	61

ImmunoGen, Inc. *	56,489	594

Immunomedics, Inc. *	59,418	868

Impax Laboratories, Inc. *	42,715	831

Innoviva, Inc. *	43,330	722

Inovio Pharmaceuticals, Inc. *	48,388	228

Insmed, Inc. *	44,488	1,002

Insys Therapeutics, Inc. *	14,793	89

Intellia Therapeutics, Inc. *	9,819	207

Intersect ENT, Inc. *	15,321	602

Intra-Cellular Therapies, Inc. *	23,946	504

Iovance Biotherapeutics, Inc. *	42,215	713

Ironwood Pharmaceuticals, Inc. *	76,817	1,185

Jounce Therapeutics, Inc. *	8,599	192

Kala Pharmaceuticals, Inc. *	7,902	125

Karyopharm Therapeutics, Inc. *	20,083	269

Keryx Biopharmaceuticals, Inc. *	49,883	204

Kindred Biosciences, Inc. *	14,179	123

Kura Oncology, Inc. *	11,827	222

La Jolla Pharmaceutical Co. *	10,163	303

Lannett Co., Inc. *	16,560	266

Lexicon Pharmaceuticals, Inc. *	25,170	216

Ligand Pharmaceuticals, Inc. *	11,772	1,944

Loxo Oncology, Inc. *	13,100	1,511

MacroGenics, Inc. *	19,803	498

Madrigal Pharmaceuticals, Inc. *	2,695	315

Matinas BioPharma Holdings, Inc. *	31,353	24

Medicines (The) Co. *	40,168	1,323

MediciNova, Inc. *	22,313	228

Melinta Therapeutics, Inc. *	7,871	58

Menlo Therapeutics, Inc. *	3,614	136

Merrimack Pharmaceuticals, Inc.	7,133	57

Mersana Therapeutics, Inc. *	6,109	96

Minerva Neurosciences, Inc. *	14,941	93

Miragen Therapeutics, Inc. *	11,053	77

Momenta Pharmaceuticals, Inc. *	43,665	792

MyoKardia, Inc. *	11,405	557

NantKwest, Inc. *	18,164	71

Natural Health Trends Corp.	4,315	82

Nature’s Sunshine Products, Inc. *	6,437	71

Nektar Therapeutics*	86,560	9,198

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Neos Therapeutics, Inc. *	14,474	$120

NewLink Genetics Corp. *	16,956	123

Novavax, Inc. *	180,985	380

Novelion Therapeutics, Inc. *	8,907	31

Ocular Therapeutix, Inc. *	17,286	113

Odonate Therapeutics, Inc. *	3,727	79

Omeros Corp. *	26,741	299

Oncocyte Corp. *	3,232	7

Optinose, Inc. *	3,225	65

Organovo Holdings, Inc. *	59,600	61

Otonomy, Inc. *	16,762	70

Ovid therapeutics, Inc. *	6,504	46

Pacira Pharmaceuticals, Inc. *	22,843	712

Paratek Pharmaceuticals, Inc. *	15,746	205

PDL BioPharma, Inc. *	88,827	261

Pieris Pharmaceuticals, Inc. *	23,852	163

Portola Pharmaceuticals, Inc. *	32,366	1,057

Prestige Brands Holdings, Inc. *	30,931	1,043

Progenics Pharmaceuticals, Inc. *	40,554	303

Protagonist Therapeutics, Inc. *	6,636	57

Prothena Corp. PLC *	22,333	820

PTC Therapeutics, Inc. *	23,140	626

Puma Biotechnology, Inc. *	16,699	1,136

Ra Pharmaceuticals, Inc. *	10,379	55

Radius Health, Inc. *	22,125	795

Reata Pharmaceuticals, Inc., Class A *	6,721	138

Recro Pharma, Inc. *	8,056	89

REGENXBIO, Inc. *	16,001	478

resTORbio, Inc. *	3,581	34

Retrophin, Inc. *	22,123	495

Revance Therapeutics, Inc. *	15,217	469

Rhythm Pharmaceuticals, Inc. *	4,855	97

Rigel Pharmaceuticals, Inc. *	86,796	307

Sage Therapeutics, Inc. *	24,221	3,901

Sangamo Therapeutics, Inc. *	48,577	923

Sarepta Therapeutics, Inc. *	35,117	2,602

scPharmaceuticals, Inc. *	3,206	40

Selecta Biosciences, Inc. *	6,962	71

Seres Therapeutics, Inc. *	12,148	89

Sienna Biopharmaceuticals, Inc. *	8,299	156

Solid Biosciences, Inc. *	5,111	38

Spark Therapeutics, Inc. *	16,070	1,070

Spectrum Pharmaceuticals, Inc. *	50,451	812

Spero Therapeutics, Inc. *	3,563	51

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Stemline Therapeutics, Inc. *	14,929	$228

Strongbridge Biopharma PLC *	16,325	144

Supernus Pharmaceuticals, Inc. *	27,504	1,260

Syndax Pharmaceuticals, Inc. *	6,724	96

Synergy Pharmaceuticals, Inc. *	147,071	269

Syros Pharmaceuticals, Inc. *	9,403	122

Teligent, Inc. *	24,303	82

Tetraphase Pharmaceuticals, Inc. *	30,245	93

TG Therapeutics, Inc. *	28,856	410

TherapeuticsMD, Inc. *	95,575	465

Theravance Biopharma, Inc. *	24,273	589

Tocagen, Inc. *	10,350	123

Trevena, Inc. *	32,925	54

Ultragenyx Pharmaceutical, Inc. *	25,457	1,298

USANA Health Sciences, Inc. *	6,588	566

Vanda Pharmaceuticals, Inc. *	25,386	428

VBI Vaccines, Inc. *	19,926	70

Versartis, Inc. *	19,757	33

Voyager Therapeutics, Inc. *	9,633	181

vTv Therapeutics, Inc., Class A *	4,422	18

WaVe Life Sciences Ltd. *	6,777	272

XBiotech, Inc. *	10,183	54

Xencor, Inc. *	21,782	653

ZIOPHARM Oncology, Inc. *	75,504	296

Zogenix, Inc. *	19,840	795

Zynerba Pharmaceuticals, Inc. *	6,790	59

		102,322

Chemicals – 2.3%

A. Schulman, Inc.	16,597	714

AdvanSix, Inc. *	17,410	605

AgroFresh Solutions, Inc. *	12,798	94

American Vanguard Corp.	15,848	320

Balchem Corp.	18,100	1,480

Calyxt, Inc. *	2,492	33

Codexis, Inc. *	24,285	267

CSW Industrials, Inc. *	8,563	386

Ferro Corp. *	47,590	1,105

FutureFuel Corp.	14,852	178

GCP Applied Technologies, Inc. *	41,055	1,193

H.B. Fuller Co.	28,822	1,433

Hawkins, Inc.	5,692	200

Ingevity Corp. *	24,401	1,798

Innophos Holdings, Inc.	11,136	448

Innospec, Inc.	13,861	951

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Chemicals – 2.3% – continued

Intrepid Potash, Inc. *	56,377	$205

KMG Chemicals, Inc.	7,664	459

Koppers Holdings, Inc. *	11,890	489

Kraton Corp. *	16,980	810

Kronos Worldwide, Inc.	13,185	298

Landec Corp. *	15,848	207

LSB Industries, Inc. *	12,436	76

Lydall, Inc. *	9,820	474

Materion Corp.	11,601	592

Minerals Technologies, Inc.	20,108	1,346

Nexeo Solutions, Inc. *	15,658	168

Oil-Dri Corp. of America	2,982	120

OMNOVA Solutions, Inc. *	25,528	268

PolyOne Corp.	46,179	1,964

PQ Group Holdings, Inc. *	17,275	241

Quaker Chemical Corp.	7,398	1,096

Rayonier Advanced Materials, Inc.	28,439	611

Sensient Technologies Corp.	25,126	1,773

Stepan Co.	11,354	944

Trecora Resources *	11,446	156

Trinseo S.A.	25,494	1,888

Tronox Ltd., Class A	52,247	963

Valhi, Inc.	14,238	86

WD-40 Co.	7,834	1,032

		27,471

Commercial Services – 2.6%

ABM Industries, Inc.	31,868	1,067

Acacia Research Corp. *	28,967	101

Alarm.com Holdings, Inc. *	11,775	444

AMN Healthcare Services, Inc. *	27,005	1,533

ARC Document Solutions, Inc. *	23,833	53

Ascent Capital Group, Inc., Class A *	6,155	23

Barrett Business Services, Inc.	4,196	348

BG Staffing, Inc.	4,150	79

Brady Corp., Class A	26,420	982

Brink’s (The) Co.	26,330	1,879

Care.com, Inc. *	7,925	129

CBIZ, Inc. *	29,748	543

Cimpress N.V. *	14,172	2,192

Collectors Universe, Inc.	4,333	68

CorVel Corp. *	5,405	273

CRA International, Inc.	4,498	235

Cross Country Healthcare, Inc. *	20,550	228

Deluxe Corp.	27,682	2,049

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Commercial Services – 2.6% – continued

Emerald Expositions Events, Inc.	10,545	$205

Ennis, Inc.	14,122	278

Franklin Covey Co. *	5,426	146

FTI Consulting, Inc. *	21,467	1,039

GP Strategies Corp. *	7,181	163

Hackett Group (The), Inc.	13,699	220

Healthcare Services Group, Inc.	40,907	1,779

Heidrick & Struggles International, Inc.	10,492	328

Hill International, Inc. *	19,655	112

HMS Holdings Corp. *	47,322	797

Huron Consulting Group, Inc. *	12,852	490

Information Services Group, Inc. *	18,151	76

Insperity, Inc.	20,739	1,442

Kelly Services, Inc., Class A	17,777	516

Kforce, Inc.	13,556	367

Korn/Ferry International	30,135	1,555

LSC Communications, Inc.	19,899	347

National Research Corp., Class A	5,647	165

Navigant Consulting, Inc. *	26,674	513

On Assignment, Inc. *	28,814	2,359

Quad/Graphics, Inc.	18,200	461

R.R. Donnelley & Sons Co.	40,538	354

Resources Connection, Inc.	16,970	275

RPX Corp.	26,879	287

Sotheby’s *	21,729	1,115

SP Plus Corp. *	10,174	362

TriNet Group, Inc. *	24,074	1,115

TrueBlue, Inc. *	22,920	594

UniFirst Corp.	8,865	1,433

Vectrus, Inc. *	6,612	246

Viad Corp.	11,719	615

Willdan Group, Inc. *	4,487	127

		32,107

Construction Materials – 1.0%

Advanced Drainage Systems, Inc.	21,130	547

Apogee Enterprises, Inc.	15,827	686

Boise Cascade Co.	22,400	865

Continental Building Products, Inc. *	21,969	627

Forterra, Inc. *	11,076	92

Louisiana-Pacific Corp.	83,587	2,405

Patrick Industries, Inc. *	14,155	875

Ply Gem Holdings, Inc. *	13,104	283

Summit Materials, Inc., Class A *	63,521	1,923

Trex Co., Inc. *	16,969	1,846

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Construction Materials – 1.0% – continued

United States Lime & Minerals, Inc.	1,129	$83

Universal Forest Products, Inc.	34,233	1,111

US Concrete, Inc. *	9,214	557

		11,900

Consumer Products – 1.7%

Alico, Inc.	1,749	48

B&G Foods, Inc.	37,458	888

Boston Beer (The) Co., Inc., Class A *	4,837	914

Cadiz, Inc. *	12,400	167

Cal-Maine Foods, Inc. *	16,681	729

Central Garden & Pet Co. *	6,058	260

Central Garden & Pet Co., Class A *	20,533	813

Clearwater Paper Corp. *	9,394	367

Coca-Cola Bottling Co. Consolidated	2,736	472

Craft Brew Alliance, Inc. *	7,384	137

Darling Ingredients, Inc. *	94,073	1,627

Dean Foods Co.	52,868	456

elf Beauty, Inc. *	11,867	230

Farmer Brothers Co. *	5,064	153

Fresh Del Monte Produce, Inc.	18,834	852

Helen of Troy Ltd. *	15,576	1,355

Hostess Brands, Inc. *	46,536	688

HRG Group, Inc. *	68,925	1,137

Inter Parfums, Inc.	10,075	475

J&J Snack Foods Corp.	8,549	1,167

John B. Sanfilippo & Son, Inc.	4,991	289

Lancaster Colony Corp.	10,895	1,342

Lifeway Foods, Inc. *	2,538	15

Limoneira Co.	6,974	165

MGP Ingredients, Inc.	7,518	674

National Beverage Corp.	6,825	608

Orchids Paper Products Co. *	5,488	45

Phibro Animal Health Corp., Class A	11,250	447

Primo Water Corp. *	15,091	177

Revlon, Inc., Class A *	6,919	143

Sanderson Farms, Inc.	11,514	1,370

Seneca Foods Corp., Class A *	3,992	111

Tejon Ranch Co. *	10,900	252

Tootsie Roll Industries, Inc.	10,112	298

Turning Point Brands, Inc.	2,863	56

Universal Corp.	14,381	697

Vector Group Ltd.	56,097	1,144

		20,768

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Consumer Services – 1.1%

Aaron’s, Inc.	36,296	$1,691

Adtalem Global Education, Inc. *	34,577	1,644

American Public Education, Inc. *	9,129	393

Bridgepoint Education, Inc. *	14,085	95

Cambium Learning Group, Inc. *	6,958	78

Capella Education Co.	6,705	586

Career Education Corp. *	39,076	513

Carriage Services, Inc.	8,301	230

Grand Canyon Education, Inc. *	27,077	2,841

K12, Inc. *	22,283	316

Laureate Education, Inc., Class A *	32,300	444

Matthews International Corp., Class A	17,702	896

Medifast, Inc.	6,135	573

Nutrisystem, Inc.	17,263	465

Regis Corp. *	20,525	311

Rent-A-Center, Inc.	24,540	212

Strayer Education, Inc.	5,986	605

Weight Watchers International, Inc. *	16,280	1,037

		12,930

Containers & Packaging – 0.3%

Greif, Inc., Class A	14,849	776

Greif, Inc., Class B	3,336	194

KapStone Paper and Packaging Corp.	49,931	1,713

Multi-Color Corp.	7,963	526

Myers Industries, Inc.	13,364	283

Tredegar Corp.	15,215	273

UFP Technologies, Inc. *	3,750	111

		3,876

Design, Manufacturing & Distribution – 0.7%

Benchmark Electronics, Inc.	28,286	844

CTS Corp.	18,634	507

Fabrinet *	21,103	662

Plexus Corp. *	19,104	1,141

Sanmina Corp. *	40,362	1,056

Sparton Corp. *	5,498	96

SYNNEX Corp.	16,672	1,974

Tech Data Corp. *	20,121	1,713

		7,993

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	15,567	515

Calavo Growers, Inc.	9,285	856

Castle Brands, Inc. *	51,719	64

Chefs’ Warehouse (The), Inc. *	11,611	267

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Distributors – Consumer Staples – 0.4% – continued

Core-Mark Holding Co., Inc.	26,562	$565

Performance Food Group Co. *	58,768	1,754

United Natural Foods, Inc. *	28,924	1,242

		5,263

Distributors – Discretionary – 0.3%

ePlus, Inc. *	7,281	566

Essendant, Inc.	22,193	173

FTD Cos., Inc. *	10,219	37

G-III Apparel Group Ltd. *	25,178	949

Insight Enterprises, Inc. *	20,731	724

PC Connection, Inc.	6,864	171

PCM, Inc. *	5,976	50

ScanSource, Inc. *	14,442	513

Veritiv Corp. *	6,832	268

		3,451

Electrical Equipment – 1.7%

AAON, Inc.	23,546	918

Allied Motion Technologies, Inc.	4,026	160

Argan, Inc.	8,401	361

Babcock & Wilcox Enterprises, Inc. *	24,200	106

Badger Meter, Inc.	15,808	745

Bel Fuse, Inc., Class B	5,500	104

Belden, Inc.	24,077	1,660

Chase Corp.	4,154	484

CompX International, Inc.	850	12

Cree, Inc. *	56,144	2,263

CyberOptics Corp. *	4,102	74

Energous Corp. *	11,200	180

ESCO Technologies, Inc.	14,407	843

FARO Technologies, Inc. *	9,636	563

Generac Holdings, Inc. *	34,859	1,600

General Cable Corp.	29,339	868

Iteris, Inc. *	14,032	70

Itron, Inc. *	19,828	1,419

Kimball Electronics, Inc. *	15,270	247

Littelfuse, Inc.	13,890	2,892

LSI Industries, Inc.	13,999	114

Mesa Laboratories, Inc.	1,914	284

Napco Security Technologies, Inc. *	7,109	83

NL Industries, Inc. *	4,217	33

Novanta, Inc. *	18,623	971

OSI Systems, Inc. *	9,981	651

Powell Industries, Inc.	5,081	136

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Electrical Equipment – 1.7% – continued

Preformed Line Products Co.	1,821	$118

Revolution Lighting Technologies, Inc. *	7,348	25

SPX Corp. *	23,988	779

Stoneridge, Inc. *	15,791	436

Watts Water Technologies, Inc., Class A	15,884	1,234

		20,433

Engineering & Construction Services – 1.4%

Chicago Bridge & Iron Co. N.V.	58,586	844

Comfort Systems USA, Inc.	20,769	857

Dycom Industries, Inc. *	17,328	1,865

EMCOR Group, Inc.	34,007	2,650

Exponent, Inc.	14,618	1,150

Granite Construction, Inc.	22,688	1,267

Great Lakes Dredge & Dock Corp. *	31,302	144

IES Holdings, Inc. *	4,970	75

Installed Building Products, Inc. *	12,556	754

KBR, Inc.	81,727	1,323

Kratos Defense & Security Solutions, Inc. *	50,092	515

Layne Christensen Co. *	10,606	158

MasTec, Inc. *	38,180	1,796

Mistras Group, Inc. *	10,179	193

MYR Group, Inc. *	9,207	284

NV5 Global, Inc. *	4,715	263

Orion Group Holdings, Inc. *	15,679	103

Primoris Services Corp.	22,889	572

Sterling Construction Co., Inc. *	15,369	176

Team, Inc. *	17,132	236

TopBuild Corp. *	20,327	1,555

Tutor Perini Corp. *	21,827	481

VSE Corp.	4,978	258

		17,519

Forest & Paper Products – 0.2%

Neenah, Inc.	9,398	737

P.H. Glatfelter Co.	25,171	517

Schweitzer-Mauduit International, Inc.	17,753	695

Verso Corp., Class A *	20,075	338

		2,287

Gaming, Lodging & Restaurants – 2.7%

Belmond Ltd., Class A *	52,106	581

Biglari Holdings, Inc. *	582	238

BJ’s Restaurants, Inc.	11,753	528

Bloomin’ Brands, Inc.	52,003	1,263

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Gaming, Lodging & Restaurants – 2.7% – continued

Bluegreen Vacations Corp.	4,191	$89

Bojangles’, Inc. *	10,350	143

Boyd Gaming Corp.	47,589	1,516

Brinker International, Inc.	26,398	953

Caesars Entertainment Corp. *	79,649	896

Carrols Restaurant Group, Inc. *	20,398	228

Century Casinos, Inc. *	15,542	116

Cheesecake Factory (The), Inc.	24,409	1,177

Churchill Downs, Inc.	7,750	1,891

Chuy’s Holdings, Inc. *	9,624	252

Cracker Barrel Old Country Store, Inc.	11,035	1,757

Dave & Buster’s Entertainment, Inc. *	23,307	973

Del Frisco’s Restaurant Group, Inc. *	12,314	188

Del Taco Restaurants, Inc. *	18,772	194

Denny’s Corp. *	37,530	579

Dine Brands Global, Inc.	10,001	656

El Pollo Loco Holdings, Inc. *	11,798	112

Eldorado Resorts, Inc. *	27,226	898

Empire Resorts, Inc. *	2,004	35

Fiesta Restaurant Group, Inc. *	15,045	278

Fogo De Chao, Inc. *	5,656	89

Golden Entertainment, Inc. *	10,174	236

Habit Restaurants (The), Inc., Class A *	12,043	106

ILG, Inc.	61,127	1,902

Inspired Entertainment, Inc. *	6,826	38

J. Alexander’s Holdings, Inc. *	7,567	87

Jack in the Box, Inc.	16,830	1,436

La Quinta Holdings, Inc. *	47,484	898

Lindblad Expeditions Holdings, Inc. *	12,043	124

Marriott Vacations Worldwide Corp.	12,277	1,635

Monarch Casino & Resort, Inc. *	6,210	263

Nathan’s Famous, Inc.	1,635	121

Noodles & Co. *	6,779	51

Papa John’s International, Inc.	15,090	865

Penn National Gaming, Inc. *	49,263	1,294

Pinnacle Entertainment, Inc. *	30,784	928

Potbelly Corp. *	12,957	156

Red Lion Hotels Corp. *	8,351	81

Red Robin Gourmet Burgers, Inc. *	7,403	429

Red Rock Resorts, Inc., Class A	39,313	1,151

Ruth’s Hospitality Group, Inc.	17,202	421

Scientific Games Corp. *	30,904	1,286

Shake Shack, Inc., Class A *	13,073	544

Sonic Corp.	21,020	530

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Gaming, Lodging & Restaurants – 2.7% – continued

Texas Roadhouse, Inc.	38,514	$2,225

Wingstop, Inc.	16,900	798

Zoe’s Kitchen, Inc. *	11,323	164

		33,399

Hardware – 2.9%

3D Systems Corp. *	63,483	736

A10 Networks, Inc. *	29,159	170

Acacia Communications, Inc. *	11,001	423

ADTRAN, Inc.	28,286	440

Aerohive Networks, Inc. *	18,781	76

Akoustis Technologies, Inc. *	5,161	30

AVX Corp.	26,640	441

CalAmp Corp. *	20,097	460

Casa Systems, Inc. *	3,914	115

Ciena Corp. *	83,059	2,151

Clearfield, Inc. *	6,658	86

Comtech Telecommunications Corp.	12,912	386

Control4 Corp. *	14,527	312

Cray, Inc. *	23,306	482

Daktronics, Inc.	20,609	182

Diebold Nixdorf, Inc.	43,915	676

Digimarc Corp. *	5,778	138

Eastman Kodak Co. *	10,088	54

Electronics For Imaging, Inc. *	25,855	707

EMCORE Corp. *	14,937	85

ExOne (The) Co. *	6,210	45

Extreme Networks, Inc. *	65,176	722

Finisar Corp. *	65,061	1,029

Fitbit, Inc., Class A *	113,325	578

GoPro, Inc., Class A *	63,694	305

Harmonic, Inc. *	45,912	174

Infinera Corp. *	85,687	931

InterDigital, Inc.	19,811	1,458

Knowles Corp. *	51,250	645

Kopin Corp. *	36,463	114

KVH Industries, Inc. *	8,541	88

Lumentum Holdings, Inc. *	35,541	2,268

Mercury Systems, Inc. *	27,241	1,316

Methode Electronics, Inc.	20,233	791

MicroVision, Inc. *	40,628	46

NETGEAR, Inc. *	18,193	1,041

NetScout Systems, Inc. *	48,185	1,270

Nutanix, Inc., Class A *	63,121	3,100

Plantronics, Inc.	18,706	1,129

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Hardware – 2.9% – continued

PlayAGS, Inc. *	5,880	$137

Pure Storage, Inc., Class A *	56,351	1,124

Quantenna Communications, Inc. *	12,575	172

Quantum Corp. *	16,630	61

Radisys Corp. *	20,735	13

Stratasys Ltd. *	29,027	586

Super Micro Computer, Inc. *	22,838	388

Telenav, Inc. *	17,198	93

TTM Technologies, Inc. *	53,722	821

Ubiquiti Networks, Inc. *	13,043	897

Universal Electronics, Inc. *	8,169	425

VeriFone Systems, Inc. *	62,813	966

ViaSat, Inc. *	31,331	2,059

Viavi Solutions, Inc. *	130,978	1,273

Vicor Corp. *	9,882	282

Vishay Precision Group, Inc. *	6,047	188

Vocera Communications, Inc. *	16,604	389

VOXX International Corp. *	11,975	59

ZAGG, Inc. *	15,618	191

		35,324

Health Care Facilities & Services – 2.3%

AAC Holdings, Inc. *	5,773	66

Addus HomeCare Corp. *	4,445	216

Almost Family, Inc. *	7,405	415

Amedisys, Inc. *	16,551	999

American Renal Associates Holdings, Inc. *	5,994	113

BioScrip, Inc. *	67,448	166

Capital Senior Living Corp. *	14,594	157

Chemed Corp.	9,056	2,471

Civitas Solutions, Inc. *	9,173	141

Community Health Systems, Inc. *	56,604	224

Diplomat Pharmacy, Inc. *	28,445	573

Encompass Health Corp.	56,677	3,240

Ensign Group (The), Inc.	28,010	737

Enzo Biochem, Inc. *	24,561	135

Evolus, Inc. *	2,629	24

Genesis Healthcare, Inc. *	22,138	33

HealthEquity, Inc. *	29,102	1,762

Independence Holding Co.	3,529	126

Invitae Corp. *	25,316	119

Kindred Healthcare, Inc. *	47,438	434

LHC Group, Inc. *	9,142	563

Magellan Health, Inc. *	13,771	1,475

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Health Care Facilities & Services – 2.3% – continued

Medpace Holdings, Inc. *	5,301	$185

Molina Healthcare, Inc. *	26,514	2,152

Natera, Inc. *	18,648	173

National HealthCare Corp.	6,472	386

NeoGenomics, Inc. *	32,723	267

Owens & Minor, Inc.	34,940	543

PRA Health Sciences, Inc. *	28,559	2,369

Providence Service (The) Corp. *	6,570	454

RadNet, Inc. *	21,497	309

Select Medical Holdings Corp. *	61,071	1,053

Surgery Partners, Inc. *	10,567	181

Syneos Health, Inc. *	31,637	1,123

Teladoc, Inc. *	33,302	1,342

Tenet Healthcare Corp. *	47,242	1,146

Tivity Health, Inc. *	21,227	842

Triple-S Management Corp., Class B *	13,029	341

U.S. Physical Therapy, Inc.	6,790	552

		27,607

Home & Office Products – 1.8%

ACCO Brands Corp.	59,678	749

American Woodmark Corp. *	7,975	785

Armstrong Flooring, Inc. *	12,456	169

AV Homes, Inc. *	6,871	127

Beazer Homes USA, Inc. *	18,207	290

Caesarstone Ltd.	13,022	256

Cavco Industries, Inc. *	4,827	839

Century Communities, Inc. *	11,886	356

CSS Industries, Inc.	5,101	89

Flexsteel Industries, Inc.	4,337	172

Green Brick Partners, Inc. *	13,599	148

Griffon Corp.	16,947	309

Hamilton Beach Brands Holding Co., Class A	1,661	35

Herman Miller, Inc.	34,074	1,089

HNI Corp.	24,594	888

Hooker Furniture Corp.	6,680	245

Hovnanian Enterprises, Inc., Class A *	70,883	130

Interface, Inc.	34,596	872

iRobot Corp. *	15,416	990

JELD-WEN Holding, Inc. *	39,167	1,199

KB Home	49,458	1,407

Kimball International, Inc., Class B	21,152	360

Knoll, Inc.	27,940	564

LGI Homes, Inc. *	10,060	710

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Home & Office Products – 1.8% – continued

Libbey, Inc.	12,770	$62

Lifetime Brands, Inc.	5,498	68

M/I Homes, Inc. *	15,289	487

Masonite International Corp. *	16,135	990

MDC Holdings, Inc.	26,206	732

Meritage Homes Corp. *	21,854	989

New Home (The) Co., Inc. *	7,058	78

PGT Innovations, Inc. *	27,913	521

PICO Holdings, Inc. *	13,084	150

Quanex Building Products Corp.	19,867	346

St. Joe (The) Co. *	25,623	483

Steelcase, Inc., Class A	47,509	646

Taylor Morrison Home Corp., Class A *	63,557	1,480

TRI Pointe Group, Inc. *	85,591	1,406

William Lyon Homes, Class A *	18,094	497

		21,713

Industrial Services – 0.8%

Anixter International, Inc. *	16,572	1,255

Applied Industrial Technologies, Inc.	21,869	1,594

CAI International, Inc. *	8,998	191

DXP Enterprises, Inc. *	9,208	359

EnviroStar, Inc.	2,092	82

H&E Equipment Services, Inc.	17,824	686

Herc Holdings, Inc. *	14,087	915

Kaman Corp.	15,706	976

McGrath RentCorp	13,442	722

SiteOne Landscape Supply, Inc. *	19,713	1,519

Systemax, Inc.	6,335	181

Textainer Group Holdings Ltd. *	15,659	265

Titan Machinery, Inc. *	10,641	251

Triton International Ltd.	27,259	834

Wesco Aircraft Holdings, Inc. *	32,480	333

		10,163

Institutional Financial Services – 0.7%

Cowen, Inc. *	15,105	199

Evercore, Inc., Class A	22,138	1,930

GAIN Capital Holdings, Inc.	19,918	134

Greenhill & Co., Inc.	14,088	261

Houlihan Lokey, Inc.	15,617	697

INTL. FCStone, Inc. *	8,842	377

Investment Technology Group, Inc.	19,433	384

Moelis & Co., Class A	18,197	925

Piper Jaffray Cos.	8,376	696

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Institutional Financial Services – 0.7% – continued

PJT Partners, Inc., Class A	10,383	$520

Stifel Financial Corp.	38,335	2,271

Virtu Financial, Inc., Class A	14,687	485
		8,879

Insurance – 2.5%

Ambac Financial Group, Inc. *	25,821	405

American Equity Investment Life Holding Co.	50,254	1,475

AMERISAFE, Inc.	11,114	614

AmTrust Financial Services, Inc.	49,618	611

Argo Group International Holdings Ltd.	18,769	1,077

Atlas Financial Holdings, Inc. *	6,110	63

Baldwin & Lyons, Inc., Class B	5,320	117

Blue Capital Reinsurance Holdings Ltd.	3,373	41

Citizens, Inc. *	27,280	200

CNO Financial Group, Inc.	96,040	2,081

Crawford & Co., Class B	6,958	57

Donegal Group, Inc., Class A	4,957	78

eHealth, Inc. *	9,257	133

EMC Insurance Group, Inc.	4,992	135

Employers Holdings, Inc.	18,401	744

Enstar Group Ltd. *	6,409	1,348

FBL Financial Group, Inc., Class A	5,833	405

Federated National Holding Co.	6,642	105

Genworth Financial, Inc., Class A *	292,554	828

Global Indemnity Ltd.	4,716	163

Greenlight Capital Re Ltd., Class A *	17,627	283

Hallmark Financial Services, Inc. *	8,430	75

HCI Group, Inc.	4,717	180

Health Insurance Innovations, Inc., Class A *	6,662	193

Heritage Insurance Holdings, Inc.	12,562	190

Horace Mann Educators Corp.	23,238	993

Infinity Property & Casualty Corp.	6,174	731

James River Group Holdings Ltd.	14,749	523

Kemper Corp.	22,624	1,290

Kingstone Cos., Inc.	5,412	91

Kinsale Capital Group, Inc.	8,354	429

Maiden Holdings Ltd.	40,377	262

MBIA, Inc. *	51,947	481

National General Holdings Corp.	28,163	685

National Western Life Group, Inc., Class A	1,303	397

Navigators Group (The), Inc.	12,002	692

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Insurance – 2.5% – continued

NI Holdings, Inc. *	6,141	$103

NMI Holdings, Inc., Class A *	33,128	548

Primerica, Inc.	25,531	2,466

Radian Group, Inc.	124,666	2,374

RLI Corp.	22,018	1,396

Safety Insurance Group, Inc.	8,528	655

Selective Insurance Group, Inc.	33,083	2,008

State Auto Financial Corp.	9,191	263

Third Point Reinsurance Ltd. *	53,528	747

Tiptree, Inc.	13,867	88

Trupanion, Inc. *	13,009	389

United Fire Group, Inc.	11,977	573

United Insurance Holdings Corp.	11,916	228

Universal Insurance Holdings, Inc.	17,933	572

WMIH Corp. *	118,424	168
		30,753

Iron & Steel – 0.8%

AK Steel Holding Corp. *	183,455	831

Allegheny Technologies, Inc. *	72,177	1,709

Carpenter Technology Corp.	26,389	1,164

Cleveland-Cliffs, Inc. *	169,826	1,180

Commercial Metals Co.	66,012	1,351

Haynes International, Inc.	7,337	272

Northwest Pipe Co. *	5,696	99

Olympic Steel, Inc.	5,248	108

Ryerson Holding Corp. *	9,475	77

Schnitzer Steel Industries, Inc., Class A	15,213	492

Shiloh Industries, Inc. *	8,185	71

SunCoke Energy, Inc. *	37,509	404

TimkenSteel Corp. *	23,057	350

Warrior Met Coal, Inc.	19,308	541

Worthington Industries, Inc.	24,987	1,072
		9,721

Leisure Products – 0.5%

Acushnet Holdings Corp.	18,440	426

Callaway Golf Co.	54,067	885

Camping World Holdings, Inc., Class A	18,429	594

Clarus Corp. *	12,426	84

Escalade, Inc.	5,952	82

Fox Factory Holding Corp. *	20,379	711

Funko, Inc., Class A *	6,108	50

Johnson Outdoors, Inc., Class A	2,748	171

LCI Industries	13,876	1,445

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Leisure Products – 0.5% – continued

Malibu Boats, Inc., Class A *	11,830	$393

Marine Products Corp.	4,724	66

MCBC Holdings, Inc. *	10,558	266

Nautilus, Inc. *	17,344	233

Vista Outdoor, Inc. *	33,209	542

Winnebago Industries, Inc.	18,331	689
		6,637

Machinery – 2.5%

Actuant Corp., Class A	34,633	805

Alamo Group, Inc.	5,519	607

Altra Industrial Motion Corp.	16,152	742

Astec Industries, Inc.	12,389	684

Briggs & Stratton Corp.	24,304	520

Cactus, Inc., Class A *	13,408	361

CIRCOR International, Inc.	9,602	410

Columbus McKinnon Corp.	12,873	461

Curtiss-Wright Corp.	25,512	3,446

Douglas Dynamics, Inc.	12,325	534

Federal Signal Corp.	33,235	732

Franklin Electric Co., Inc.	26,300	1,072

Gencor Industries, Inc. *	4,506	73

Gorman-Rupp (The) Co.	10,373	303

Graham Corp.	5,545	119

Hardinge, Inc.	6,817	125

Hillenbrand, Inc.	36,319	1,667

Hurco Cos., Inc.	3,679	169

Hyster-Yale Materials Handling, Inc.	6,013	421

Ichor Holdings Ltd. *	10,717	259

Intevac, Inc. *	11,566	80

John Bean Technologies Corp.	18,057	2,048

Kadant, Inc.	6,309	596

Kennametal, Inc.	46,698	1,875

Lindsay Corp.	6,101	558

Manitowoc (The) Co., Inc. *	18,534	527

Milacron Holdings Corp. *	38,624	778

MSA Safety, Inc.	19,086	1,589

MTS Systems Corp.	10,439	539

Mueller Water Products, Inc., Class A	87,560	952

NN, Inc.	15,764	378

Raven Industries, Inc.	21,036	737

Rexnord Corp. *	59,645	1,770

SPX FLOW, Inc. *	23,635	1,163

Standex International Corp.	7,261	692

Sun Hydraulics Corp.	15,706	841

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Machinery – 2.5% – continued

Tennant Co.	10,255	$694

Titan International, Inc.	28,775	363

Twin Disc, Inc. *	5,090	111
		29,801

Manufactured Goods – 1.3%

Aegion Corp. *	18,817	431

Ampco-Pittsburgh Corp.	4,971	44

Atkore International Group, Inc. *	19,523	388

AZZ, Inc.	15,108	660

Barnes Group, Inc.	28,834	1,727

Chart Industries, Inc. *	17,827	1,052

Core Molding Technologies, Inc.	4,374	78

DMC Global, Inc.	8,193	219

Eastern (The) Co.	3,328	95

EnPro Industries, Inc.	11,983	927

Gibraltar Industries, Inc. *	18,381	622

Global Brass & Copper Holdings, Inc.	12,383	414

Insteel Industries, Inc.	10,406	288

Lawson Products, Inc. *	3,618	91

LB Foster Co., Class A *	4,950	117

Mueller Industries, Inc.	33,021	864

NCI Building Systems, Inc. *	24,713	437

Omega Flex, Inc.	1,702	111

Park-Ohio Holdings Corp.	4,878	190

Proto Labs, Inc. *	14,406	1,693

RBC Bearings, Inc. *	13,407	1,665

Rogers Corp. *	10,486	1,254

Simpson Manufacturing Co., Inc.	23,610	1,360

TriMas Corp. *	26,340	691
		15,418

Media – 2.8%

Beasley Broadcast Group, Inc., Class A	2,874	32

Blucora, Inc. *	24,993	615

Boingo Wireless, Inc. *	21,451	531

Cardlytics, Inc. *	2,985	44

Cars.com, Inc. *	41,095	1,164

Carvana Co. *	7,916	182

Central European Media Enterprises Ltd., Class A *	48,466	204

Clear Channel Outdoor Holdings, Inc., Class A	20,905	102

Daily Journal Corp. *	644	147

DHI Group, Inc. *	29,101	47

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Media – 2.8% – continued

Entercom Communications Corp., Class A	73,791	$712

Entravision Communications Corp., Class A	38,819	182

Eros International PLC *	17,397	190

EW Scripps (The) Co., Class A	33,557	402

Gannett Co., Inc.	65,585	655

Global Eagle Entertainment, Inc. *	27,992	41

Gray Television, Inc. *	45,561	579

Groupon, Inc. *	197,750	858

GrubHub, Inc. *	49,510	5,024

HealthStream, Inc.	15,006	373

Hemisphere Media Group, Inc. *	8,744	98

Houghton Mifflin Harcourt Co. *	60,152	418

IMAX Corp. *	32,420	622

Leaf Group Ltd. *	7,048	50

Liberty Media Corp.-Liberty Braves, Class A *	6,043	137

Liberty Media Corp.-Liberty Braves, Class C *	19,769	451

Liberty TripAdvisor Holdings, Inc., Class A *	40,579	436

MDC Partners, Inc., Class A *	33,196	239

Meet Group (The), Inc. *	39,859	83

Meredith Corp.	22,967	1,236

MSG Networks, Inc., Class A *	34,830	787

National CineMedia, Inc.	35,993	187

New Media Investment Group, Inc.	29,567	507

New York Times (The) Co., Class A	72,092	1,737

Nexstar Media Group, Inc., Class A	25,162	1,673

QuinStreet, Inc. *	21,776	278

Quotient Technology, Inc. *	43,838	574

Rubicon Project (The), Inc. *	26,448	48

Saga Communications, Inc., Class A	1,997	74

Salem Media Group, Inc., Class A	6,411	23

Scholastic Corp.	16,526	642

Shutterfly, Inc. *	18,737	1,522

Shutterstock, Inc. *	10,671	514

Sinclair Broadcast Group, Inc., Class A	40,785	1,277

Stamps.com, Inc. *	9,375	1,885

TechTarget, Inc. *	11,701	233

TiVo Corp.	68,004	921

Townsquare Media, Inc., Class A	5,010	40

Trade Desk (The), Inc., Class A *	13,780	684

tronc, Inc. *	11,454	188

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Media – 2.8% – continued

TrueCar, Inc. *	41,172	$390

Tucows, Inc., Class A *	5,351	300

Web.com Group, Inc. *	22,335	404

WideOpenWest, Inc. *	15,311	109

World Wrestling Entertainment, Inc., Class A	24,247	873

XO Group, Inc. *	14,219	295

Yelp, Inc. *	45,905	1,917

Yext, Inc. *	13,658	173
		34,109

Medical Equipment & Devices – 4.7%

Abaxis, Inc.	12,759	901

Accelerate Diagnostics, Inc. *	15,096	345

Accuray, Inc. *	46,764	234

Analogic Corp.	7,301	700

AngioDynamics, Inc. *	21,080	364

AtriCure, Inc. *	18,666	383

Atrion Corp.	807	509

AxoGen, Inc. *	15,900	580

BioTelemetry, Inc. *	18,588	577

Cardiovascular Systems, Inc. *	18,375	403

Catalent, Inc. *	76,870	3,156

Cerus Corp. *	72,212	396

ConforMIS, Inc. *	25,051	36

CONMED Corp.	15,588	987

Corindus Vascular Robotics, Inc. *	65,084	89

CryoLife, Inc. *	18,792	377

Cutera, Inc. *	7,630	383

Endologix, Inc. *	48,117	204

Exact Sciences Corp. *	67,630	2,728

Fluidigm Corp. *	22,556	132

FONAR Corp. *	3,640	108

Foundation Medicine, Inc. *	8,342	657

GenMark Diagnostics, Inc. *	29,318	159

Genomic Health, Inc. *	11,480	359

Glaukos Corp. *	16,628	513

Globus Medical, Inc., Class A *	40,531	2,019

Haemonetics Corp. *	30,942	2,264

Halyard Health, Inc. *	27,195	1,253

ICU Medical, Inc. *	8,846	2,233

Inogen, Inc. *	9,896	1,216

Insulet Corp. *	33,454	2,900

Integer Holdings Corp. *	18,086	1,023

Integra LifeSciences Holdings Corp. *	36,541	2,022

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Medical Equipment & Devices – 4.7% – continued

Invacare Corp.	18,855	$328

iRhythm Technologies, Inc. *	8,201	516

K2M Group Holdings, Inc. *	24,112	457

Lantheus Holdings, Inc. *	17,585	280

LeMaitre Vascular, Inc.	8,820	320

LivaNova PLC *	27,939	2,473

Luminex Corp.	23,772	501

Masimo Corp. *	25,801	2,269

Meridian Bioscience, Inc.	24,021	341

Merit Medical Systems, Inc. *	27,761	1,259

MiMedx Group, Inc. *	60,299	420

Myriad Genetics, Inc. *	37,879	1,119

NanoString Technologies, Inc. *	10,547	79

Natus Medical, Inc. *	17,723	596

Neogen Corp. *	28,780	1,928

Nevro Corp. *	16,122	1,397

Novocure Ltd. *	33,574	732

NuVasive, Inc. *	29,021	1,515

NxStage Medical, Inc. *	36,865	916

Nymox Pharmaceutical Corp. *	16,936	72

Obalon Therapeutics, Inc. *	5,135	18

OraSure Technologies, Inc. *	32,896	556

Orthofix International N.V. *	10,064	592

OrthoPediatrics Corp. *	2,751	41

Oxford Immunotec Global PLC *	15,088	188

Pacific Biosciences of California, Inc. *	61,556	126

Penumbra, Inc. *	16,837	1,947

Pulse Biosciences, Inc. *	5,421	73

Quanterix Corp. *	2,695	46

Quidel Corp. *	16,500	855

Quotient Ltd. *	15,897	75

Repligen Corp. *	21,866	791

Rockwell Medical, Inc. *	28,060	146

RTI Surgical, Inc. *	31,227	144

Sientra, Inc. *	8,526	82

STAAR Surgical Co. *	23,892	354

Surmodics, Inc. *	7,627	290

Tactile Systems Technology, Inc. *	7,607	242

Utah Medical Products, Inc.	1,937	191

Varex Imaging Corp. *	21,910	784

Veracyte, Inc. *	14,012	78

ViewRay, Inc. *	17,411	112

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Medical Equipment & Devices – 4.7% – continued

Viveve Medical, Inc. *	8,911	$33

Wright Medical Group N.V. *	61,022	1,211
		56,703

Metals & Mining – 0.7%

Century Aluminum Co. *	28,937	479

Coeur Mining, Inc. *	107,780	862

Compass Minerals International, Inc.	19,329	1,166

Encore Wire Corp.	11,735	665

Fairmount Santrol Holdings, Inc. *	90,135	383

Ferroglobe Representation & Warranty Insurance Trust *(1)	38,340	–

Gold Resource Corp.	29,096	131

Harsco Corp. *	46,765	966

Hecla Mining Co.	222,843	818

Kaiser Aluminum Corp.	9,584	967

Klondex Mines Ltd. *	104,632	246

Smart Sand, Inc. *	13,022	76

Uranium Energy Corp. *	81,310	106

US Silica Holdings, Inc.	46,517	1,187
		8,052

Oil, Gas & Coal – 3.2%

Abraxas Petroleum Corp. *	89,751	199

Adams Resources & Energy, Inc.	1,163	51

Approach Resources, Inc. *	25,712	67

Arch Coal, Inc., Class A	10,890	1,001

Archrock, Inc.	41,053	359

Basic Energy Services, Inc. *	10,363	150

Bonanza Creek Energy, Inc. *	11,731	325

Bristow Group, Inc.	17,979	234

C&J Energy Services, Inc. *	28,771	743

California Resources Corp. *	24,712	424

Callon Petroleum Co. *	114,661	1,518

CARBO Ceramics, Inc. *	13,631	99

Carrizo Oil & Gas, Inc. *	44,945	719

Clean Energy Fuels Corp. *	81,591	135

Cloud Peak Energy, Inc. *	44,100	128

Contango Oil & Gas Co. *	13,008	46

CVR Energy, Inc.	9,238	279

Delek U.S. Holdings, Inc.	46,047	1,874

Denbury Resources, Inc. *	230,449	631

Diamond Offshore Drilling, Inc. *	37,532	550

Dril-Quip, Inc. *	21,478	962

Earthstone Energy, Inc., Class A *	9,668	98

Eclipse Resources Corp. *	52,101	75

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Oil, Gas & Coal – 3.2% – continued

Energy XXI Gulf Coast, Inc. *	17,613	$68

Ensco PLC, Class A	242,994	1,067

EP Energy Corp., Class A *	22,531	30

Era Group, Inc. *	11,155	104

Evolution Petroleum Corp.	14,587	117

Exterran Corp. *	18,614	497

Flotek Industries, Inc. *	32,547	199

Forum Energy Technologies, Inc. *	45,000	495

Frank’s International N.V.	29,733	161

FTS International, Inc. *	13,261	244

Gastar Exploration, Inc. *	103,955	71

Geospace Technologies Corp. *	7,494	74

Gulf Island Fabrication, Inc.	8,171	58

Halcon Resources Corp. *	79,786	389

Hallador Energy Co.	9,605	66

Helix Energy Solutions Group, Inc. *	81,611	472

HighPoint Resources Corp. *	56,257	286

Independence Contract Drilling, Inc. *	19,267	73

Isramco, Inc. *	410	43

Jagged Peak Energy, Inc. *	33,145	468

Jones Energy, Inc., Class A *	25,632	20

Keane Group, Inc. *	30,502	451

Key Energy Services, Inc. *	6,141	72

Liberty Oilfield Services, Inc., Class A *	8,838	149

Lilis Energy, Inc. *	25,500	101

Mammoth Energy Services, Inc. *	4,660	149

Matador Resources Co. *	55,547	1,661

Matrix Service Co. *	15,203	208

McDermott International, Inc. *	162,027	987

Midstates Petroleum Co., Inc. *	6,762	90

MRC Global, Inc. *	51,991	855

NACCO Industries, Inc., Class A	2,505	82

Natural Gas Services Group, Inc. *	7,206	172

NCS Multistage Holdings, Inc. *	5,837	88

Newpark Resources, Inc. *	48,990	397

Nine Energy Service, Inc. *	4,717	115

Noble Corp. PLC *	141,652	525

NOW, Inc. *	62,193	636

Oasis Petroleum, Inc. *	152,100	1,232

Oil States International, Inc. *	29,518	773

Panhandle Oil and Gas, Inc., Class A	9,230	178

Par Pacific Holdings, Inc. *	18,054	310

Parker Drilling Co. *	82,330	52

PDC Energy, Inc.*	37,924	1,859

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Oil, Gas & Coal – 3.2% – continued

Peabody Energy Corp.	38,102	$1,391

Penn Virginia Corp. *	8,221	288

PHI, Inc. (Non Voting) *	6,947	71

Pioneer Energy Services Corp. *	45,482	123

ProPetro Holding Corp. *	32,886	523

Quintana Energy Services, Inc. *	3,497	34

Ramaco Resources, Inc. *	3,696	27

Ranger Energy Services, Inc. *	3,518	29

Resolute Energy Corp. *	12,530	434

Ring Energy, Inc. *	29,049	417

Rosehill Resources, Inc. *	1,980	12

Rowan Cos. PLC, Class A *	65,610	757

Sanchez Energy Corp. *	41,644	130

SandRidge Energy, Inc. *	20,248	294

SEACOR Holdings, Inc.	9,517	486

Select Energy Services, Inc., Class A *	15,579	197

SemGroup Corp., Class A	37,689	807

SilverBow Resources, Inc. *	4,171	121

Solaris Oilfield Infrastructure, Inc., Class A *	10,125	168

SRC Energy, Inc. *	137,182	1,294

Stone Energy Corp. *	11,229	417

Superior Energy Services, Inc. *	85,820	723

Tellurian, Inc. *	36,087	260

TETRA Technologies, Inc. *	67,637	254

Thermon Group Holdings, Inc. *	18,744	420

Ultra Petroleum Corp. *	113,412	473

Unit Corp. *	30,064	594

W&T Offshore, Inc. *	55,768	247

Westmoreland Coal Co. *	10,960	4

WildHorse Resource Development Corp. *	28,478	544
		38,350

Passenger Transportation – 0.3%

Allegiant Travel Co.	7,229	1,247

Hawaiian Holdings, Inc.	29,064	1,125

SkyWest, Inc.	29,008	1,578
		3,950

Real Estate – 0.2%

Consolidated-Tomoka Land Co.	2,359	148

Forestar Group, Inc. *	6,241	132

FRP Holdings, Inc. *	3,767	211

Griffin Industrial Realty, Inc.	347	13

Marcus & Millichap, Inc. *	9,247	333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate – 0.2% – continued

Maui Land & Pineapple Co., Inc. *	3,993	$47

Newmark Group, Inc., Class A *	13,407	204

RE/MAX Holdings, Inc., Class A	10,319	624

Redfin Corp. *	33,364	762

RMR Group (The), Inc., Class A	4,019	281

Stratus Properties, Inc. *	3,618	109

Trinity Place Holdings, Inc. *	10,837	70
		2,934

Real Estate Investment Trusts – 6.6%

Acadia Realty Trust	47,198	1,161

AG Mortgage Investment Trust, Inc.	16,553	288

Agree Realty Corp.	16,488	792

Alexander & Baldwin, Inc.	38,620	893

Alexander’s, Inc.	1,235	471

American Assets Trust, Inc.	23,432	783

Americold Realty Trust	31,395	599

Anworth Mortgage Asset Corp.	56,084	269

Apollo Commercial Real Estate Finance, Inc.	62,283	1,120

Ares Commercial Real Estate Corp.	15,463	191

Armada Hoffler Properties, Inc.	25,942	355

ARMOUR Residential REIT, Inc.	23,038	536

Ashford Hospitality Prime, Inc.	15,773	153

Ashford Hospitality Trust, Inc.	44,674	289

Bluerock Residential Growth REIT, Inc.	12,975	110

Capstead Mortgage Corp.	55,343	479

CareTrust REIT, Inc.	43,736	586

CatchMark Timber Trust, Inc., Class A	25,445	317

CBL & Associates Properties, Inc.	96,829	404

Cedar Realty Trust, Inc.	51,164	202

Chatham Lodging Trust	26,095	500

Cherry Hill Mortgage Investment Corp.	6,963	122

Chesapeake Lodging Trust	34,385	956

City Office REIT, Inc.	17,699	205

Clipper Realty, Inc.	8,895	75

Community Healthcare Trust, Inc.	9,833	253

CorEnergy Infrastructure Trust, Inc.	7,085	266

Cousins Properties, Inc.	240,257	2,085

CYS Investments, Inc.	89,958	605

DiamondRock Hospitality Co.	113,598	1,186

Dynex Capital, Inc.	28,432	189

Easterly Government Properties, Inc.	24,395	498

EastGroup Properties, Inc.	19,551	1,616

Education Realty Trust, Inc.	43,464	1,423

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 6.6% – continued

Ellington Residential Mortgage REIT	4,922	$54

Farmland Partners, Inc.	18,991	159

First Industrial Realty Trust, Inc.	68,371	1,998

Four Corners Property Trust, Inc.	35,732	825

Franklin Street Properties Corp.	60,877	512

Front Yard Residential Corp.	28,519	287

GEO Group (The), Inc.	70,001	1,433

Getty Realty Corp.	17,967	453

Gladstone Commercial Corp.	16,162	280

Global Medical REIT, Inc.	10,387	72

Global Net Lease, Inc.	39,554	668

Government Properties Income Trust	56,769	775

Gramercy Property Trust	91,971	1,999

Granite Point Mortgage Trust, Inc.	25,000	414

Great Ajax Corp.	8,819	119

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,482	575

Healthcare Realty Trust, Inc.	70,438	1,952

Hersha Hospitality Trust	22,649	405

Independence Realty Trust, Inc.	48,779	448

Industrial Logistics Properties Trust *	11,754	239

InfraREIT, Inc.	24,740	481

Invesco Mortgage Capital, Inc.	63,271	1,036

Investors Real Estate Trust	70,246	365

iStar, Inc. *	38,549	392

Jernigan Capital, Inc.	7,832	142

Kite Realty Group Trust	48,170	734

Ladder Capital Corp.	45,783	690

LaSalle Hotel Properties	65,234	1,892

Lexington Realty Trust	125,428	987

LTC Properties, Inc.	22,299	847

Mack-Cali Realty Corp.	51,213	856

MedEquities Realty Trust, Inc.	17,233	181

Monmouth Real Estate Investment Corp.	42,767	643

MTGE Investment Corp.	26,553	475

National Health Investors, Inc.	23,063	1,552

National Storage Affiliates Trust	28,815	723

New Senior Investment Group, Inc.	47,251	387

New York Mortgage Trust, Inc.	65,280	387

NexPoint Residential Trust, Inc.	9,939	247

NorthStar Realty Europe Corp.	31,521	410

One Liberty Properties, Inc.	8,658	191

Orchid Island Capital, Inc.	29,099	214

Owens Realty Mortgage, Inc.	5,816	85

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 6.6% – continued

Pebblebrook Hotel Trust	39,346	$1,352

Pennsylvania Real Estate Investment Trust	40,202	388

PennyMac Mortgage Investment Trust	33,767	609

Physicians Realty Trust	103,017	1,604

PotlatchDeltic Corp.	34,898	1,816

Preferred Apartment Communities, Inc., Class A	21,239	301

PS Business Parks, Inc.	11,443	1,294

QTS Realty Trust, Inc., Class A	27,992	1,014

Quality Care Properties, Inc. *	53,643	1,042

RAIT Financial Trust	52,827	9

Ramco-Gershenson Properties Trust	45,745	565

Redwood Trust, Inc.	44,548	689

Resource Capital Corp.	17,521	167

Retail Opportunity Investments Corp.	62,795	1,110

Rexford Industrial Realty, Inc.	44,082	1,269

RLJ Lodging Trust	97,450	1,894

Ryman Hospitality Properties, Inc.	25,414	1,968

Sabra Health Care REIT, Inc.	101,554	1,792

Safety Income & Growth, Inc.	6,152	98

Saul Centers, Inc.	6,634	338

Select Income REIT	36,950	720

Seritage Growth Properties, Class A	14,805	526

STAG Industrial, Inc.	54,120	1,295

Summit Hotel Properties, Inc.	60,179	819

Sunstone Hotel Investors, Inc.	129,603	1,973

Sutherland Asset Management Corp.	9,996	151

Terreno Realty Corp.	31,109	1,074

Tier REIT, Inc.	27,831	514

TPG RE Finance Trust, Inc.	12,293	245

Transcontinental Realty Investors, Inc. *	994	40

UMH Properties, Inc.	17,823	239

Universal Health Realty Income Trust	7,326	440

Urban Edge Properties	58,990	1,259

Urstadt Biddle Properties, Inc., Class A	16,981	328

Washington Prime Group, Inc.	108,057	721

Washington Real Estate Investment Trust	45,654	1,246

Western Asset Mortgage Capital Corp.	24,341	236

Whitestone REIT	21,919	228

Xenia Hotels & Resorts, Inc.	61,235	1,208
		80,142

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Recreational Facilities & Services – 0.4%

AMC Entertainment Holdings, Inc., Class A	31,033	$436

Drive Shack, Inc. *	36,862	176

International Speedway Corp., Class A	13,941	615

Marcus (The) Corp.	10,746	326

Planet Fitness, Inc., Class A *	49,670	1,876

RCI Hospitality Holdings, Inc.	5,411	154

Reading International, Inc., Class A *	9,639	160

SeaWorld Entertainment, Inc. *	39,776	590

Speedway Motorsports, Inc.	6,622	118
		4,451

Renewable Energy – 0.4%

Advanced Energy Industries, Inc. *	22,708	1,451

Ameresco, Inc., Class A *	10,975	143

EnerSys	24,135	1,674

Green Plains, Inc.	22,793	383

Pacific Ethanol, Inc. *	24,542	74

Plug Power, Inc. *	133,017	251

Renewable Energy Group, Inc. *	21,996	282

REX American Resources Corp. *	3,379	246

SunPower Corp. *	34,310	274

Sunrun, Inc. *	48,750	435

TPI Composites, Inc. *	6,370	143

Vivint Solar, Inc. *	15,491	56
		5,412

Retail – Consumer Staples – 0.6%

Big Lots, Inc.	24,278	1,057

Five Below, Inc. *	31,086	2,280

Fred’s, Inc., Class A	21,900	65

Ingles Markets, Inc., Class A	7,908	268

Natural Grocers by Vitamin Cottage, Inc. *	5,446	39

Ollie’s Bargain Outlet Holdings, Inc. *	27,250	1,643

PriceSmart, Inc.	12,562	1,050

Smart & Final Stores, Inc. *	13,410	74

SpartanNash Co.	21,404	368

SUPERVALU, Inc. *	22,476	342

Village Super Market, Inc., Class A	4,476	118

Weis Markets, Inc.	5,506	226
		7,530

Retail – Discretionary – 3.3%

1-800-Flowers.com, Inc., Class A *	15,097	178

Abercrombie & Fitch Co., Class A	39,756	962

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Retail – Discretionary – 3.3% – continued

American Eagle Outfitters, Inc.	93,113	$1,856

America’s Car-Mart, Inc. *	3,760	190

Asbury Automotive Group, Inc. *	10,805	729

Ascena Retail Group, Inc. *	98,322	198

At Home Group, Inc. *	6,181	198

Avis Budget Group, Inc. *	41,586	1,948

Barnes & Noble Education, Inc. *	22,394	154

Barnes & Noble, Inc.	35,256	175

Bassett Furniture Industries, Inc.	5,952	181

Beacon Roofing Supply, Inc. *	39,298	2,086

Big 5 Sporting Goods Corp.	12,587	91

BMC Stock Holdings, Inc. *	38,096	745

Boot Barn Holdings, Inc. *	11,128	197

Buckle (The), Inc.	16,791	372

Build-A-Bear Workshop, Inc. *	7,781	71

Builders FirstSource, Inc. *	63,140	1,253

Caleres, Inc.	23,768	799

Cato (The) Corp., Class A	12,708	187

Chegg, Inc. *	55,402	1,145

Chico’s FAS, Inc.	72,080	652

Children’s Place (The), Inc.	9,835	1,330

Citi Trends, Inc.	7,706	238

Conn’s, Inc. *	10,949	372

Container Store Group (The), Inc. *	8,503	46

Dillard’s, Inc., Class A	7,782	625

DSW, Inc., Class A	38,089	855

Duluth Holdings, Inc., Class B *	5,554	104

Ethan Allen Interiors, Inc.	14,539	334

Etsy, Inc. *	69,384	1,947

Express, Inc. *	44,934	322

EZCORP, Inc., Class A *	28,479	376

Finish Line (The), Inc., Class A	22,861	310

FirstCash, Inc.	26,717	2,171

Foundation Building Materials, Inc. *	7,884	118

Francesca’s Holdings Corp. *	21,890	105

Freshpet, Inc. *	14,595	240

Gaia, Inc. *	5,607	87

Genesco, Inc. *	11,258	457

GMS, Inc. *	18,388	562

GNC Holdings, Inc., Class A *	40,226	155

Group 1 Automotive, Inc.	11,498	751

Guess?, Inc.	34,911	724

Haverty Furniture Cos., Inc.	11,062	223

Hertz Global Holdings, Inc. *	31,811	631

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Retail – Discretionary – 3.3% – continued

Hibbett Sports, Inc. *	10,484	$251

Huttig Building Products, Inc. *	14,231	74

J. Jill, Inc. *	7,080	31

J.C. Penney Co., Inc. *	180,354	545

Kirkland’s, Inc. *	8,694	84

Lands’ End, Inc. *	7,598	177

La-Z-Boy, Inc.	26,847	804

Liquidity Services, Inc. *	15,055	98

Lithia Motors, Inc., Class A	13,475	1,355

Lumber Liquidators Holdings, Inc. *	16,370	392

MarineMax, Inc. *	11,814	230

Monro, Inc.	18,022	966

National Vision Holdings, Inc. *	17,539	567

Office Depot, Inc.	297,879	640

Overstock.com, Inc. *	9,755	354

Party City Holdco, Inc. *	19,826	309

PetIQ, Inc. *	4,314	115

PetMed Express, Inc.	11,480	479

Pier 1 Imports, Inc.	47,903	154

RH *	11,686	1,113

Rush Enterprises, Inc., Class A *	17,707	752

Rush Enterprises, Inc., Class B *	3,054	123

Sears Holdings Corp. *	6,606	18

Shoe Carnival, Inc.	6,600	157

Sleep Number Corp. *	22,780	801

Sonic Automotive, Inc., Class A	14,616	277

Sportsman’s Warehouse Holdings, Inc. *	21,595	88

Tailored Brands, Inc.	27,763	696

Tile Shop Holdings, Inc.	23,654	142

Tilly’s, Inc., Class A	7,566	86

Vera Bradley, Inc. *	11,799	125

Vitamin Shoppe, Inc. *	12,680	55

Winmark Corp.	1,179	154

Zumiez, Inc. *	10,507	251
		39,913

Semiconductors – 3.2%

Alpha & Omega Semiconductor Ltd. *	11,664	180

Ambarella, Inc. *	18,866	924

Amkor Technology, Inc. *	58,485	592

Applied Optoelectronics, Inc. *	10,980	275

Aquantia Corp. *	3,913	61

Axcelis Technologies, Inc. *	17,456	429

AXT, Inc. *	22,146	161

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Semiconductors – 3.2% – continued

Brooks Automation, Inc.	39,987	$1,083

Cabot Microelectronics Corp.	14,430	1,546

CEVA, Inc. *	12,763	462

Cirrus Logic, Inc. *	36,430	1,480

Cohu, Inc.	15,738	359

Diodes, Inc. *	21,933	668

DSP Group, Inc. *	12,985	153

Electro Scientific Industries, Inc. *	18,790	363

Entegris, Inc.	81,653	2,842

FormFactor, Inc. *	41,866	572

GSI Technology, Inc. *	8,524	63

II-VI, Inc. *	34,428	1,408

Impinj, Inc. *	10,720	140

Inphi Corp. *	24,429	735

Integrated Device Technology, Inc. *	76,954	2,352

KEMET Corp. *	32,445	588

Lattice Semiconductor Corp. *	69,800	389

MACOM Technology Solutions Holdings, Inc. *	23,571	391

MaxLinear, Inc. *	35,798	814

Maxwell Technologies, Inc. *	21,554	128

MKS Instruments, Inc.	31,034	3,589

Monolithic Power Systems, Inc.	22,980	2,660

Nanometrics, Inc. *	14,062	378

NeoPhotonics Corp. *	20,001	137

NVE Corp.	2,828	235

Oclaro, Inc. *	96,352	921

Park Electrochemical Corp.	11,510	194

Photronics, Inc. *	38,616	319

Pixelworks, Inc. *	17,002	66

Power Integrations, Inc.	16,378	1,119

Rambus, Inc. *	62,842	844

Rudolph Technologies, Inc. *	18,104	502

Semtech Corp. *	37,682	1,472

Sigma Designs, Inc. *	21,687	135

Silicon Laboratories, Inc. *	24,101	2,167

SMART Global Holdings, Inc. *	5,405	269

Synaptics, Inc. *	20,033	916

Ultra Clean Holdings, Inc. *	21,447	413

Veeco Instruments, Inc. *	27,424	466

Vishay Intertechnology, Inc.	75,696	1,408

Xcerra Corp. *	31,433	366

Xperi Corp.	28,454	602
		38,336

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 5.6%

2U, Inc. *	27,680	$2,326

ACI Worldwide, Inc. *	66,879	1,586

Acxiom Corp. *	45,318	1,029

Agilysys, Inc. *	8,650	103

Allscripts Healthcare Solutions, Inc. *	103,707	1,281

Alteryx, Inc., Class A *	13,779	470

Amber Road, Inc. *	12,062	107

American Software, Inc., Class A	15,482	201

Appfolio, Inc., Class A *	5,521	226

Apptio, Inc., Class A *	13,208	374

Aspen Technology, Inc. *	42,230	3,332

Avid Technology, Inc. *	19,381	88

Benefitfocus, Inc. *	9,456	231

Blackbaud, Inc.	27,508	2,801

Blackline, Inc. *	16,289	639

Bottomline Technologies de, Inc. *	23,132	896

Box, Inc., Class A *	47,028	966

Brightcove, Inc. *	20,432	142

Calix, Inc. *	25,129	172

Callidus Software, Inc. *	38,679	1,391

Carbonite, Inc. *	14,696	423

Castlight Health, Inc., Class B *	38,059	139

ChannelAdvisor Corp. *	15,261	139

Cloudera, Inc. *	56,647	1,222

CommerceHub, Inc., Class A *	8,153	183

CommerceHub, Inc., Class C *	16,744	377

CommVault Systems, Inc. *	22,351	1,278

Computer Programs & Systems, Inc.	6,568	192

Cornerstone OnDemand, Inc. *	30,389	1,189

Cotiviti Holdings, Inc. *	21,354	735

Coupa Software, Inc. *	18,686	852

Digi International, Inc. *	15,486	159

Donnelley Financial Solutions, Inc. *	19,359	332

Ebix, Inc.	13,982	1,042

Envestnet, Inc. *	24,978	1,431

Everbridge, Inc. *	10,085	369

Evolent Health, Inc., Class A *	35,008	499

Five9, Inc. *	30,187	899

ForeScout Technologies, Inc. *	3,135	102

Glu Mobile, Inc. *	59,829	226

Hortonworks, Inc. *	29,132	593

HubSpot, Inc. *	20,051	2,172

Immersion Corp. *	17,241	206

Imperva, Inc. *	19,389	840

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 5.6% – continued

InnerWorkings, Inc. *	26,991	$244

Inovalon Holdings, Inc., Class A *	37,234	395

Instructure, Inc. *	12,623	532

j2 Global, Inc.	26,713	2,108

KeyW Holding (The) Corp. *	28,716	226

Limelight Networks, Inc. *	51,423	211

LivePerson, Inc. *	32,251	527

Majesco *	2,000	10

MicroStrategy, Inc., Class A *	5,509	711

MINDBODY, Inc., Class A *	24,882	968

Mitek Systems, Inc. *	17,891	132

MobileIron, Inc. *	32,647	162

Model N, Inc. *	13,633	246

Monotype Imaging Holdings, Inc.	24,184	543

MuleSoft, Inc., Class A *	13,943	613

NantHealth, Inc. *	10,613	32

New Relic, Inc. *	17,442	1,293

Okta, Inc. *	11,426	455

Omnicell, Inc. *	21,761	944

Park City Group, Inc. *	7,278	64

Paycom Software, Inc. *	28,449	3,055

Paylocity Holding Corp. *	15,012	769

PDF Solutions, Inc. *	16,062	187

pdvWireless, Inc. *	5,680	170

Pegasystems, Inc.	20,955	1,271

Progress Software Corp.	26,530	1,020

Proofpoint, Inc. *	25,126	2,856

PROS Holdings, Inc. *	14,926	493

Q2 Holdings, Inc. *	18,211	830

QAD, Inc., Class A	5,828	243

Quality Systems, Inc. *	30,752	420

Qualys, Inc. *	18,375	1,337

Rapid7, Inc. *	15,746	403

RealNetworks, Inc. *	12,780	39

RealPage, Inc. *	33,636	1,732

Red Violet, Inc. *	1,682	10

Ribbon Communications, Inc. *	27,628	141

Rosetta Stone, Inc. *	9,650	127

SailPoint Technologies Holding, Inc. *	11,529	239

SendGrid, Inc. *	4,876	137

Simulations Plus, Inc.	6,485	96

SPS Commerce, Inc. *	9,806	628

Synchronoss Technologies, Inc. *	25,180	266

Tabula Rasa HealthCare, Inc. *	6,932	269

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 5.6% – continued

Tintri, Inc. *	4,930	$8

Twilio, Inc., Class A*	35,520	1,356

Upland Software, Inc. *	4,319	124

USA Technologies, Inc. *	28,017	252

Varonis Systems, Inc. *	11,381	689

VASCO Data Security International, Inc. *	17,957	233

Verint Systems, Inc. *	36,362	1,549

Veritone, Inc. *	1,492	21

VirnetX Holding Corp. *	29,405	116

Workiva, Inc. *	14,778	350

Zendesk, Inc. *	57,417	2,749
		68,561

Specialty Finance – 2.0%

Aircastle Ltd.	27,745	551

Altisource Portfolio Solutions S.A. *	6,334	168

Arlington Asset Investment Corp., Class A	16,155	178

Blackhawk Network Holdings, Inc. *	31,240	1,396

Cardtronics PLC, Class A *	26,448	590

Cass Information Systems, Inc.	6,961	414

Curo Group Holdings Corp. *	4,274	74

Elevate Credit, Inc. *	8,505	60

Ellie Mae, Inc. *	19,424	1,786

Encore Capital Group, Inc. *	13,908	629

Enova International, Inc. *	18,488	408

Essent Group Ltd. *	46,695	1,987

Everi Holdings, Inc. *	37,844	249

Federal Agricultural Mortgage Corp., Class C	4,989	434

GATX Corp.	21,784	1,492

Green Dot Corp., Class A *	26,610	1,707

HFF, Inc., Class A	20,854	1,036

Impac Mortgage Holdings, Inc. *	5,980	47

Investors Title Co.	838	168

KKR Real Estate Finance Trust, Inc.	8,703	175

LendingClub Corp. *	189,998	665

LendingTree, Inc. *	3,703	1,215

Liberty Tax, Inc.	3,838	39

Marlin Business Services Corp.	5,018	142

Meta Financial Group, Inc.	5,213	569

MGIC Investment Corp. *	213,345	2,774

MoneyGram International, Inc. *	16,765	145

Nationstar Mortgage Holdings, Inc. *	16,791	302

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Specialty Finance – 2.0% – continued

Nelnet, Inc., Class A	11,089	$581

Ocwen Financial Corp. *	59,853	247

On Deck Capital, Inc. *	27,914	156

PennyMac Financial Services, Inc., Class A *	9,456	214

PHH Corp. *	18,416	193

PRA Group, Inc. *	25,854	982

R1 RCM, Inc. *	56,472	403

Regional Management Corp. *	6,172	197

Stewart Information Services Corp.	12,293	540

Walker & Dunlop, Inc.	16,145	959

Willis Lease Finance Corp. *	1,834	63

World Acceptance Corp. *	3,382	356
		24,291

Technology Services – 2.3%

CACI International, Inc., Class A *	14,040	2,125

Cogint, Inc.	12,613	32

Convergys Corp.	53,036	1,200

CPI Card Group, Inc.	2,705	8

CSG Systems International, Inc.	19,368	877

Cubic Corp.	14,295	909

Endurance International Group Holdings, Inc. *	33,719	250

Engility Holdings, Inc. *	10,617	259

EPAM Systems, Inc. *	28,767	3,294

EVERTEC, Inc.	35,180	575

ExlService Holdings, Inc. *	18,618	1,038

Fair Isaac Corp. *	17,207	2,914

Forrester Research, Inc.	5,921	245

ICF International, Inc.	10,290	601

ManTech International Corp., Class A	14,997	832

MAXIMUS, Inc.	37,004	2,470

Medidata Solutions, Inc. *	32,406	2,035

NIC, Inc.	37,193	495

Perficient, Inc. *	20,127	461

Presidio, Inc. *	17,885	280

Reis, Inc.	5,152	111

Science Applications International Corp.	24,635	1,941

SecureWorks Corp., Class A*	5,391	44

ServiceSource International, Inc. *	45,142	172

StarTek, Inc. *	6,060	59

Sykes Enterprises, Inc. *	22,802	660

Syntel, Inc. *	19,169	489

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Technology Services – 2.3% – continued

Travelport Worldwide Ltd.	72,259	$1,181

TTEC Holdings, Inc.	7,990	245

Unisys Corp. *	29,467	317

Value Line, Inc.	650	12

Virtusa Corp. *	15,724	762

WageWorks, Inc. *	23,051	1,042
		27,935

Telecom – 1.0%

8x8, Inc. *	51,351	958

ATN International, Inc.	6,001	358

Cincinnati Bell, Inc. *	24,393	338

Cogent Communications Holdings, Inc.	24,253	1,052

Consolidated Communications Holdings, Inc.	37,749	414

Frontier Communications Corp.	45,301	336

Globalstar, Inc. *	334,157	230

Gogo, Inc. *	33,431	288

GTT Communications, Inc. *	17,600	998

Hawaiian Telcom Holdco, Inc. *	3,488	93

HC2 Holdings, Inc. *	24,155	127

IDT Corp., Class B *	10,168	64

Intelsat S.A. *	20,073	75

Internap Corp. *	11,877	131

Iridium Communications, Inc. *	46,953	528

Loral Space & Communications, Inc. *	7,506	313

Ooma, Inc. *	10,152	111

ORBCOMM, Inc. *	38,687	362

RigNet, Inc. *	7,350	100

RingCentral, Inc., Class A*	37,456	2,378

Shenandoah Telecommunications Co.	26,304	947

Spok Holdings, Inc.	11,362	170

Vonage Holdings Corp. *	117,458	1,251

Windstream Holdings, Inc.	103,845	146

Zix Corp. *	30,401	130
		11,898

Transportation & Logistics – 1.6%

Air Transport Services Group, Inc. *	34,198	798

ArcBest Corp.	15,083	483

Ardmore Shipping Corp. *	20,063	152

Atlas Air Worldwide Holdings, Inc. *	13,556	819

Costamare, Inc.	29,847	186

Covenant Transportation Group, Inc., Class A *	6,800	203

Daseke, Inc. *	18,145	178

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Transportation & Logistics – 1.6% – continued

DHT Holdings, Inc.	49,324	$168

Dorian LPG Ltd. *	13,418	101

Eagle Bulk Shipping, Inc. *	22,722	112

Echo Global Logistics, Inc. *	15,368	424

Forward Air Corp.	17,206	910

Frontline Ltd.	45,994	204

GasLog Ltd.	23,679	390

Genco Shipping & Trading Ltd. *	4,518	64

Gener8 Maritime, Inc. *	28,133	159

Golar LNG Ltd.	55,125	1,508

Heartland Express, Inc.	27,562	496

Hub Group, Inc., Class A *	18,993	795

Hudson Ltd., Class A *	22,770	362

International Seaways, Inc. *	16,902	297

Knight-Swift Transportation Holdings, Inc.	72,434	3,333

Marten Transport Ltd.	22,492	513

Matson, Inc.	24,548	703

Mobile Mini, Inc.	25,440	1,107

Navios Maritime Acquisition Corp.	44,628	37

Navios Maritime Holdings, Inc. *	52,894	48

Nordic American Tankers Ltd.	75,447	146

Overseas Shipholding Group, Inc., Class A *	25,051	71

Radiant Logistics, Inc. *	20,723	80

Roadrunner Transportation Systems, Inc. *	17,789	45

Safe Bulkers, Inc. *	28,443	90

Saia, Inc. *	14,412	1,083

Schneider National, Inc., Class B	24,423	636

Scorpio Bulkers, Inc.	34,023	240

Scorpio Tankers, Inc.	151,626	297

SEACOR Marine Holdings, Inc. *	9,799	186

Ship Finance International Ltd.	34,605	495

Teekay Corp.	35,540	288

Teekay Tankers Ltd., Class A	120,842	144

Universal Logistics Holdings, Inc.	4,687	99

Werner Enterprises, Inc.	27,769	1,014

YRC Worldwide, Inc. *	18,892	167
		19,631

Transportation Equipment – 0.4%

American Railcar Industries, Inc.	4,242	159

Blue Bird Corp. *	6,553	155

Commercial Vehicle Group, Inc. *	14,965	116

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Transportation Equipment – 0.4% – continued

FreightCar America, Inc.	6,969	$93

Greenbrier (The) Cos., Inc.	15,925	800

Meritor, Inc. *	48,583	999

Navistar International Corp. *	28,914	1,011

REV Group, Inc.	17,333	360

Spartan Motors, Inc.	19,680	339

Wabash National Corp.	34,198	712
		4,744

Utilities – 3.2%

ALLETE, Inc.	29,367	2,122

American States Water Co.	20,682	1,097

Artesian Resources Corp., Class A	4,500	164

Atlantic Power Corp. *	69,148	145

Avista Corp.	37,377	1,916

Black Hills Corp.	31,078	1,688

California Water Service Group	27,231	1,014

Chesapeake Utilities Corp.	9,200	647

Connecticut Water Service, Inc.	6,987	423

Consolidated Water Co. Ltd.	8,618	125

Dynegy, Inc. *	74,055	1,001

El Paso Electric Co.	23,470	1,197

Genie Energy Ltd., Class B	9,016	45

Global Water Resources, Inc.	6,575	59

IDACORP, Inc.	29,045	2,564

MGE Energy, Inc.	19,956	1,120

Middlesex Water Co.	9,178	337

New Jersey Resources Corp.	49,961	2,003

Northwest Natural Gas Co.	16,127	930

NorthWestern Corp.	29,116	1,566

NRG Yield, Inc., Class A	20,269	333

NRG Yield, Inc., Class C	37,659	640

ONE Gas, Inc.	29,953	1,978

Ormat Technologies, Inc.	23,386	1,319

Otter Tail Corp.	22,281	966

Pattern Energy Group, Inc., Class A	44,360	767

PNM Resources, Inc.	46,323	1,772

PNM Resources, Inc. – (Fractional Shares) (1)	50,000	–

Portland General Electric Co.	51,313	2,079

Pure Cycle Corp. *	10,187	96

RGC Resources, Inc.	3,982	101

SJW Group	9,502	501

South Jersey Industries, Inc.	46,378	1,306

Southwest Gas Holdings, Inc.	27,254	1,843

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Utilities – 3.2% – continued

Spark Energy, Inc., Class A	6,862	$81

Spire, Inc.	27,082	1,958

TerraForm Power, Inc., Class A	26,044	279

Unitil Corp.	8,224	382

WGL Holdings, Inc.	29,474	2,466

York Water (The) Co.	7,647	237
		39,267

Waste & Environment Services & Equipment – 0.7%

Advanced Disposal Services, Inc. *	29,045	647

Advanced Emissions Solutions, Inc.	11,474	131

Aqua Metals, Inc. *	9,910	26

AquaVenture Holdings Ltd. *	6,894	86

Cantel Medical Corp.	20,920	2,331

Casella Waste Systems, Inc., Class A *	22,800	533

CECO Environmental Corp.	17,524	78

Covanta Holding Corp.	66,562	965

Energy Recovery, Inc. *	21,068	173

Evoqua Water Technologies Corp. *	28,624	609

Heritage-Crystal Clean, Inc. *	8,402	198

Hudson Technologies, Inc. *	21,864	108

Tetra Tech, Inc.	32,059	1,569

US Ecology, Inc.	12,290	655
		8,109
Total Common Stocks
(Cost $796,208)		1,205,079

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Dyax Corp. (Contingent Value Rights) *(2)	80,916	153

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) *(1)	3,681	–

Tobira Therapeutics, Inc. (Contingent Value Rights) (2)	5,175	43
		196

Electrical Equipment – 0.0%

Babcock & Wilcox Enterprises, Inc. *	24,200	46
Total Rights
(Cost $40)		242

OTHER – 0.0%(1)

Escrow DLB Oil & Gas *	1,200	–

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (1) – continued

Escrow Gerber Scientific, Inc. *	9,016	$–

Escrow Position PetroCorp*	420	—
Total Other
(Cost $–)		—

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (3)(4)	9,163,487	9,163
Total Investment Companies
(Cost $9,163)		9,163

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (5)(6)	$2,100	$2,089
Total Short-Term Investments
(Cost $2,090)		2,089

Total Investments – 100.1%
(Cost $807,501)		1,216,573

Liabilities less Other Assets – (0.1%)		(1,809)
NET ASSETS – 100.0%		$1,214,764

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Level 3 asset.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2018 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	162	$12,403	Long	6/18	$(210)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	2.3
Energy	3.7
Financials	18.0
Health Care	16.6
Industrials	15.3
Information Technology	17.5
Materials	4.3
Real Estate	6.3
Telecommunication Services	0.6
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,205,079		$–	$–	$1,205,079
Rights
Biotechnology & Pharmaceuticals	–		–	196	196
Electrical Equipment	–		46	–	46
Total Rights	–		46	196	242
Investment Companies	9,163		–	–	9,163
Short-Term Investments	–		2,089	–	2,089
Total Investments	$1,214,242		$2,135	$196	$1,216,573

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(210)	$–	$–	$(210)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Rights

Biotechnology & Pharmaceuticals	$193	$–	$3	$–	$–	$–	$–	$196	$3

Other	–	1	–	–	(1)	–	–	–	–

Total	$193	$1	$3	$–	$(1)	$–	$–	$196	$3

The Fund valued the securities included in the Balance as of 3/31/18 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/18 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS

Rights	$196	Discounted Cash Flow Analysis	Discount Rate and Projected Cash Flows (1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and Projected Cash Flows. Significant increases (decreases) in Discount Rates in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Projected Cash Flow in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4%

Aerospace & Defense – 2.9%

Arconic, Inc.	146,667	$3,379

Boeing (The) Co.	190,417	62,434

General Dynamics Corp.	95,053	20,997

Harris Corp.	40,952	6,605

Huntington Ingalls Industries, Inc.	15,596	4,020

L3 Technologies, Inc.	26,989	5,613

Lockheed Martin Corp.	85,520	28,900

Northrop Grumman Corp.	59,916	20,918

Raytheon Co.	99,306	21,432

Rockwell Collins, Inc.	56,418	7,608

Textron, Inc.	89,976	5,306

TransDigm Group, Inc.	16,710	5,129

United Technologies Corp.	256,032	32,214
		224,555

Apparel & Textile Products – 0.7%

Hanesbrands, Inc.	123,643	2,277

Michael Kors Holdings Ltd. *	52,240	3,243

NIKE, Inc., Class B	446,727	29,681

PVH Corp.	26,590	4,027

Ralph Lauren Corp.	19,017	2,126

Under Armour, Inc., Class A *	64,290	1,051

Under Armour, Inc., Class C *	64,026	919

VF Corp.	113,307	8,398
		51,722

Asset Management – 1.0%

Affiliated Managers Group, Inc.	18,731	3,551

Ameriprise Financial, Inc.	50,303	7,442

BlackRock, Inc.	42,569	23,060

Charles Schwab (The) Corp.	412,276	21,529

E*TRADE Financial Corp. *	91,492	5,070

Franklin Resources, Inc.	111,912	3,881

Invesco Ltd.	139,477	4,465

Leucadia National Corp.	107,459	2,442

T. Rowe Price Group, Inc.	84,094	9,080
		80,520

Automotive – 0.6%

Aptiv PLC	91,656	7,788

BorgWarner, Inc.	68,081	3,420

Ford Motor Co.	1,343,485	14,886

General Motors Co.	434,641	15,795

Goodyear Tire & Rubber (The) Co.	82,773	2,200

Harley-Davidson, Inc.	57,792	2,478
		46,567

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Banking – 6.5%

Bank of America Corp.	3,293,243	$98,764

BB&T Corp.	267,566	13,924

Citigroup, Inc.	884,689	59,717

Citizens Financial Group, Inc.	167,760	7,043

Comerica, Inc.	59,427	5,701

Fifth Third Bancorp	238,826	7,583

Huntington Bancshares, Inc.	379,460	5,730

JPMorgan Chase & Co.	1,181,358	129,914

KeyCorp	365,110	7,138

M&T Bank Corp.	51,694	9,530

People’s United Financial, Inc.	118,774	2,216

PNC Financial Services Group (The), Inc.	162,314	24,548

Regions Financial Corp.	386,416	7,180

SunTrust Banks, Inc.	161,192	10,967

SVB Financial Group *	18,196	4,367

US Bancorp	540,163	27,278

Wells Fargo & Co.	1,511,165	79,200

Zions Bancorporation	67,737	3,572
		504,372

Biotechnology & Pharmaceuticals – 7.2%

AbbVie, Inc.	548,729	51,937

Alexion Pharmaceuticals, Inc. *	76,306	8,505

Allergan PLC	113,706	19,136

Amgen, Inc.	230,096	39,227

Biogen, Inc. *	72,823	19,940

Bristol-Myers Squibb Co.	562,169	35,557

Celgene Corp. *	258,915	23,098

Eli Lilly & Co.	331,837	25,674

Gilead Sciences, Inc.	450,923	33,995

Incyte Corp. *	60,472	5,039

Johnson & Johnson	923,502	118,347

Merck & Co., Inc.	928,072	50,552

Mylan N.V. *	177,192	7,295

Nektar Therapeutics *	55,395	5,886

Perrigo Co. PLC	44,993	3,750

Pfizer, Inc.	2,049,048	72,721

Regeneron Pharmaceuticals, Inc. *	26,580	9,153

Vertex Pharmaceuticals, Inc. *	87,390	14,243

Zoetis, Inc.	167,750	14,009
		558,064

Chemicals – 2.5%

3M Co.	204,970	44,995

Air Products & Chemicals, Inc.	75,365	11,985

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Chemicals – 2.5% – continued

Albemarle Corp.	37,948	$3,519

Avery Dennison Corp.	30,377	3,228

CF Industries Holdings, Inc.	80,120	3,023

DowDuPont, Inc.	805,498	51,318

Eastman Chemical Co.	49,097	5,184

FMC Corp.	46,118	3,531

International Flavors & Fragrances, Inc.	27,126	3,714

LyondellBasell Industries N.V., Class A	111,385	11,771

Monsanto Co.	151,729	17,705

Mosaic (The) Co.	121,160	2,942

PPG Industries, Inc.	87,654	9,782

Praxair, Inc.	98,846	14,264

Sherwin-Williams (The) Co.	28,473	11,165
		198,126

Commercial Services – 0.3%

Cintas Corp.	29,755	5,076

Ecolab, Inc.	89,520	12,270

H&R Block, Inc.	71,796	1,824

Robert Half International, Inc.	42,545	2,463
		21,633

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	21,592	4,476

Vulcan Materials Co.	45,681	5,215
		9,691

Consumer Products – 5.9%

Altria Group, Inc.	654,197	40,770

Archer-Daniels-Midland Co.	192,791	8,361

Brown-Forman Corp., Class B	90,025	4,897

Campbell Soup Co.	66,064	2,861

Church & Dwight Co., Inc.	84,022	4,231

Clorox (The) Co.	44,550	5,930

Coca-Cola (The) Co.	1,321,602	57,397

Colgate-Palmolive Co.	301,226	21,592

Conagra Brands, Inc.	137,909	5,086

Constellation Brands, Inc., Class A	58,993	13,446

Coty, Inc., Class A	162,179	2,968

Dr. Pepper Snapple Group, Inc.	61,872	7,324

Estee Lauder (The) Cos., Inc., Class A	77,275	11,570

General Mills, Inc.	195,891	8,827

Hershey (The) Co.	48,473	4,797

Hormel Foods Corp.	93,381	3,205

JM Smucker (The) Co.	39,022	4,839

Kellogg Co.	85,881	5,583

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Consumer Products – 5.9% – continued

Kimberly-Clark Corp.	120,836	$13,308

Kraft Heinz (The) Co.	205,593	12,806

McCormick & Co., Inc. (Non Voting)	41,680	4,434

Molson Coors Brewing Co., Class B	63,598	4,791

Mondelez International, Inc., Class A	511,952	21,364

Monster Beverage Corp. *	142,310	8,142

PepsiCo, Inc.	489,548	53,434

Philip Morris International, Inc.	534,649	53,144

Procter & Gamble (The) Co.	867,792	68,799

Tyson Foods, Inc., Class A	102,245	7,483
		461,389

Containers & Packaging – 0.3%

Ball Corp.	120,237	4,775

International Paper Co.	142,363	7,606

Packaging Corp. of America	32,415	3,653

Sealed Air Corp.	57,477	2,459

WestRock Co.	87,919	5,642
		24,135

Distributors – Consumer Staples – 0.1%

Sysco Corp.	165,281	9,910

Distributors – Discretionary – 0.1%

Fastenal Co.	99,228	5,417

LKQ Corp. *	106,209	4,030
		9,447

Electrical Equipment – 2.4%

A.O. Smith Corp.	50,095	3,186

Acuity Brands, Inc.	14,474	2,015

Allegion PLC	32,631	2,783

AMETEK, Inc.	79,792	6,062

Amphenol Corp., Class A	105,192	9,060

Eaton Corp. PLC	151,692	12,122

Emerson Electric Co.	218,470	14,921

Fortive Corp.	105,436	8,173

General Electric Co.	2,988,873	40,290

Honeywell International, Inc.	258,827	37,403

Ingersoll-Rand PLC	86,150	7,367

Johnson Controls International PLC	318,796	11,234

Rockwell Automation, Inc.	43,960	7,658

Roper Technologies, Inc.	35,381	9,931

TE Connectivity Ltd.	120,778	12,066
		184,271

Engineering & Construction Services – 0.1%

Fluor Corp.	48,040	2,749

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Engineering & Construction Services – 0.1% – continued

Jacobs Engineering Group, Inc.	41,242	$2,439

Quanta Services, Inc. *	53,134	1,825
		7,013

Gaming, Lodging & Restaurants – 1.8%

Carnival Corp.	139,655	9,159

Chipotle Mexican Grill, Inc. *	8,441	2,727

Darden Restaurants, Inc.	42,480	3,621

Hilton Worldwide Holdings, Inc.	69,489	5,473

Marriott International, Inc., Class A	103,341	14,052

McDonald’s Corp.	274,410	42,912

MGM Resorts International	175,869	6,159

Norwegian Cruise Line Holdings Ltd. *	71,249	3,774

Royal Caribbean Cruises Ltd.	58,836	6,927

Starbucks Corp.	483,736	28,004

Wyndham Worldwide Corp.	34,355	3,931

Wynn Resorts Ltd.	27,701	5,052

Yum! Brands, Inc.	114,457	9,744
		141,535

Hardware – 5.6%

Apple, Inc.	1,746,633	293,050

Cisco Systems, Inc.	1,658,355	71,127

Corning, Inc.	299,441	8,348

F5 Networks, Inc. *	21,289	3,079

FLIR Systems, Inc.	47,594	2,380

Garmin Ltd.	38,125	2,247

Hewlett Packard Enterprise Co.	539,493	9,463

HP, Inc.	563,757	12,358

Juniper Networks, Inc.	118,440	2,882

Motorola Solutions, Inc.	55,644	5,859

NetApp, Inc.	92,186	5,687

Seagate Technology PLC	98,074	5,739

Western Digital Corp.	102,443	9,452

Xerox Corp.	73,314	2,110
		433,781

Health Care Facilities & Services – 3.0%

Aetna, Inc.	112,530	19,018

AmerisourceBergen Corp.	55,957	4,824

Anthem, Inc.	88,021	19,338

Cardinal Health, Inc.	108,455	6,798

Centene Corp. *	59,716	6,382

Cigna Corp.	83,596	14,022

CVS Health Corp.	349,251	21,727

DaVita, Inc. *	50,120	3,305

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Health Care Facilities & Services – 3.0% – continued

Envision Healthcare Corp. *	41,548	$1,597

Express Scripts Holding Co. *	194,136	13,411

HCA Healthcare, Inc.	96,353	9,346

Henry Schein, Inc. *	52,929	3,557

Humana, Inc.	47,390	12,740

IQVIA Holdings, Inc. *	50,293	4,934

Laboratory Corp. of America Holdings *	35,136	5,683

McKesson Corp.	71,030	10,006

Quest Diagnostics, Inc.	46,802	4,694

UnitedHealth Group, Inc.	333,086	71,281

Universal Health Services, Inc., Class B	29,850	3,535
		236,198

Home & Office Products – 0.6%

D.R. Horton, Inc.	117,906	5,169

Fortune Brands Home & Security, Inc.	52,346	3,083

Leggett & Platt, Inc.	45,254	2,007

Lennar Corp., Class A	93,944	5,537

Masco Corp.	108,050	4,369

Mohawk Industries, Inc. *	21,822	5,067

Newell Brands, Inc.	167,026	4,256

PulteGroup, Inc.	90,734	2,676

Snap-on, Inc.	19,572	2,888

Stanley Black & Decker, Inc.	52,858	8,098

Whirlpool Corp.	24,334	3,726
		46,876

Industrial Services – 0.1%

United Rentals, Inc. *	29,032	5,015

W.W. Grainger, Inc.	17,579	4,962
		9,977

Institutional Financial Services – 1.8%

Bank of New York Mellon (The) Corp.	347,316	17,897

Cboe Global Markets, Inc.	38,679	4,413

CME Group, Inc.	117,083	18,937

Goldman Sachs Group (The), Inc.	121,577	30,621

Intercontinental Exchange, Inc.	200,275	14,524

Morgan Stanley	474,662	25,614

Nasdaq, Inc.	39,840	3,435

Northern Trust Corp. (1)	76,813	7,921

Raymond James Financial, Inc.	44,414	3,971

State Street Corp.	126,443	12,610
		139,943

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Insurance – 4.3%

Aflac, Inc.	268,212	$11,737

Allstate (The) Corp.	121,992	11,565

American International Group, Inc.	309,428	16,839

Aon PLC	84,714	11,888

Arthur J. Gallagher & Co.	62,529	4,298

Assurant, Inc.	18,101	1,655

Berkshire Hathaway, Inc., Class B *	662,417	132,139

Brighthouse Financial, Inc. *	32,911	1,692

Chubb Ltd.	159,721	21,845

Cincinnati Financial Corp.	51,280	3,808

Everest Re Group Ltd.	14,105	3,622

Hartford Financial Services Group (The), Inc.	123,055	6,340

Lincoln National Corp.	75,151	5,490

Loews Corp.	92,753	4,612

Marsh & McLennan Cos., Inc.	174,682	14,427

MetLife, Inc.	356,846	16,376

Principal Financial Group, Inc.	92,709	5,647

Progressive (The) Corp.	200,394	12,210

Prudential Financial, Inc.	145,262	15,042

Torchmark Corp.	36,520	3,074

Travelers (The) Cos., Inc.	93,415	12,971

Unum Group	76,181	3,627

Willis Towers Watson PLC	45,541	6,931

XL Group Ltd.	88,470	4,889
		332,724

Iron & Steel – 0.1%

Nucor Corp.	109,645	6,698

Leisure Products – 0.1%

Hasbro, Inc.	38,919	3,281

Mattel, Inc.	118,028	1,552
		4,833

Machinery – 1.1%

Caterpillar, Inc.	205,706	30,317

Deere & Co.	111,447	17,310

Dover Corp.	53,127	5,218

Flowserve Corp.	44,853	1,944

Illinois Tool Works, Inc.	105,720	16,562

Parker-Hannifin Corp.	45,749	7,824

Pentair PLC	57,143	3,893

Xylem, Inc.	62,097	4,777
		87,845

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Media – 8.1%

Alphabet, Inc., Class A *	102,747	$106,563

Alphabet, Inc., Class C *	104,768	108,099

Booking Holdings, Inc. *	16,788	34,926

CBS Corp.,Class B (NonVoting)	118,874	6,109

Charter Communications, Inc., Class A *	64,045	19,932

Comcast Corp., Class A	1,595,603	54,522

Discovery Communications, Inc., Class A *	54,088	1,159

Discovery Communications, Inc., Class C *	105,817	2,066

DISH Network Corp., Class A *	78,291	2,966

Expedia, Inc.	42,224	4,662

Facebook, Inc., Class A *	824,740	131,785

Interpublic Group of (The) Cos., Inc.	132,209	3,045

Netflix, Inc. *	149,377	44,118

News Corp., Class A	131,699	2,081

News Corp., Class B	41,081	661

Omnicom Group, Inc.	79,188	5,755

Time Warner, Inc.	268,485	25,393

TripAdvisor, Inc. *	37,112	1,517

Twenty-First Century Fox, Inc., Class A	362,881	13,314

Twenty-First Century Fox, Inc., Class B	150,872	5,487

VeriSign, Inc. *	28,775	3,412

Viacom, Inc., Class B	121,190	3,764

Walt Disney (The) Co.	517,650	51,993

		633,329

Medical Equipment & Devices – 3.6%

Abbott Laboratories	599,126	35,900

Agilent Technologies, Inc.	111,008	7,426

Align Technology, Inc. *	24,790	6,225

Baxter International, Inc.	171,028	11,124

Becton Dickinson and Co.	91,644	19,859

Boston Scientific Corp. *	473,228	12,929

Cooper (The) Cos., Inc.	16,941	3,876

Danaher Corp.	211,280	20,686

DENTSPLY SIRONA, Inc.	78,881	3,968

Edwards Lifesciences Corp. *	72,288	10,086

Hologic, Inc. *	95,446	3,566

IDEXX Laboratories, Inc. *	29,959	5,734

Illumina, Inc. *	50,592	11,961

Intuitive Surgical, Inc. *	38,653	15,957

Medtronic PLC	466,513	37,424

Mettler-Toledo International, Inc. *	8,787	5,053

PerkinElmer, Inc.	38,249	2,896

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Medical Equipment & Devices – 3.6% – continued

ResMed, Inc.	49,195	$4,844

Stryker Corp.	110,885	17,844

Thermo Fisher Scientific, Inc.	138,275	28,548

Varian Medical Systems, Inc. *	31,473	3,860

Waters Corp. *	27,096	5,383

Zimmer Biomet Holdings, Inc.	69,928	7,625
		282,774

Metals & Mining – 0.2%

Freeport-McMoRan, Inc. *	464,072	8,154

Newmont Mining Corp.	183,225	7,158
		15,312

Oil, Gas & Coal – 5.7%

Anadarko Petroleum Corp.	188,453	11,384

Andeavor	48,704	4,898

Apache Corp.	131,680	5,067

Baker Hughes a GE Co.	145,587	4,043

Cabot Oil & Gas Corp.	158,877	3,810

Chevron Corp.	657,575	74,990

Cimarex Energy Co.	32,724	3,060

Concho Resources, Inc. *	51,314	7,714

ConocoPhillips	404,339	23,973

Devon Energy Corp.	181,415	5,767

EOG Resources, Inc.	199,184	20,968

EQT Corp.	84,100	3,996

Exxon Mobil Corp.	1,458,601	108,826

Halliburton Co.	300,553	14,108

Helmerich & Payne, Inc.	37,310	2,483

Hess Corp.	92,144	4,664

Kinder Morgan, Inc.	653,201	9,837

Marathon Oil Corp.	291,862	4,708

Marathon Petroleum Corp.	163,308	11,939

National Oilwell Varco, Inc.	130,567	4,806

Newfield Exploration Co. *	68,379	1,670

Noble Energy, Inc.	169,461	5,135

Occidental Petroleum Corp.	263,411	17,111

ONEOK, Inc.	141,524	8,056

Phillips 66	144,544	13,865

Pioneer Natural Resources Co.	58,630	10,071

Range Resources Corp.	76,989	1,119

Schlumberger Ltd.	476,529	30,870

TechnipFMC PLC	150,637	4,436

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Oil, Gas & Coal – 5.7% – continued

Valero Energy Corp.	149,122	$13,834

Williams (The) Cos., Inc.	285,066	7,087
		444,295

Passenger Transportation – 0.5%

Alaska Air Group, Inc.	42,255	2,618

American Airlines Group, Inc.	144,959	7,532

Delta Air Lines, Inc.	223,896	12,272

Southwest Airlines Co.	186,185	10,665

United Continental Holdings, Inc. *	83,307	5,787
		38,874

Real Estate – 0.1%

CBRE Group, Inc., Class A *	103,744	4,899

Real Estate Investment Trusts – 2.7%

Alexandria Real Estate Equities, Inc.	34,768	4,342

American Tower Corp.	151,749	22,055

Apartment Investment & Management Co., Class A	53,952	2,198

AvalonBay Communities, Inc.	47,608	7,830

Boston Properties, Inc.	53,240	6,560

Crown Castle International Corp.	142,739	15,646

Digital Realty Trust, Inc.	70,849	7,466

Duke Realty Corp.	122,360	3,240

Equinix, Inc.	27,271	11,403

Equity Residential	126,738	7,810

Essex Property Trust, Inc.	22,684	5,460

Extra Space Storage, Inc.	43,257	3,779

Federal Realty Investment Trust	25,237	2,930

GGP, Inc.	217,445	4,449

HCP, Inc.	161,090	3,742

Host Hotels & Resorts, Inc.	252,604	4,708

Iron Mountain, Inc.	96,685	3,177

Kimco Realty Corp.	146,160	2,105

Macerich (The) Co.	37,230	2,086

Mid-America Apartment Communities, Inc.	39,030	3,561

Prologis, Inc.	183,475	11,557

Public Storage	51,572	10,334

Realty Income Corp.	97,899	5,064

Regency Centers Corp.	51,338	3,028

SBA Communications Corp. *	40,104	6,855

Simon Property Group, Inc.	107,119	16,534

SL Green Realty Corp.	31,147	3,016

UDR, Inc.	91,923	3,274

Ventas, Inc.	122,910	6,088

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Real Estate Investment Trusts – 2.7% – continued

Vornado Realty Trust	59,643	$4,014

Welltower, Inc.	127,745	6,953

Weyerhaeuser Co.	260,105	9,104

		210,368

Retail – Consumer Staples – 1.7%

Costco Wholesale Corp.	151,148	28,481

Dollar General Corp.	88,829	8,310

Dollar Tree, Inc. *	81,766	7,760

Kroger (The) Co.	303,421	7,264

Target Corp.	187,154	12,994

Walgreens Boots Alliance, Inc.	293,287	19,201

Walmart, Inc.	499,671	44,456

		128,466

Retail – Discretionary – 5.1%

Advance Auto Parts, Inc.	25,380	3,009

Amazon.com, Inc. *	138,314	200,187

AutoZone, Inc. *	9,383	6,087

Best Buy Co., Inc.	87,363	6,115

CarMax, Inc. *	62,149	3,849

eBay, Inc. *	323,992	13,037

Foot Locker, Inc.	41,765	1,902

Gap (The), Inc.	74,810	2,334

Genuine Parts Co.	50,687	4,554

Home Depot (The), Inc.	401,999	71,652

Kohl’s Corp.	57,929	3,795

L Brands, Inc.	84,818	3,241

Lowe’s Cos., Inc.	285,706	25,071

Macy’s, Inc.	104,619	3,111

Nordstrom, Inc.	40,065	1,940

O’Reilly Automotive, Inc. *	28,808	7,126

Ross Stores, Inc.	131,573	10,260

Tapestry, Inc.	98,219	5,167

Tiffany & Co.	35,071	3,425

TJX (The) Cos., Inc.	217,687	17,755

Tractor Supply Co.	43,125	2,718

Ulta Beauty, Inc. *	19,899	4,065

		400,400

Semiconductors – 4.2%

Advanced Micro Devices, Inc. *	284,219	2,856

Analog Devices, Inc.	127,294	11,600

Applied Materials, Inc.	361,679	20,113

Broadcom Ltd.	141,302	33,298

Intel Corp.	1,610,997	83,901

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Semiconductors – 4.2% – continued

IPG Photonics Corp. *	13,024	$3,040

KLA-Tencor Corp.	53,825	5,867

Lam Research Corp.	56,094	11,396

Microchip Technology, Inc.	80,668	7,370

Micron Technology, Inc. *	398,045	20,754

NVIDIA Corp.	208,273	48,234

Qorvo, Inc. *	43,717	3,080

QUALCOMM, Inc.	509,588	28,236

Skyworks Solutions, Inc.	62,817	6,298

Texas Instruments, Inc.	338,519	35,169

Xilinx, Inc.	87,717	6,337

		327,549

Software – 5.9%

Activision Blizzard, Inc.	261,146	17,617

Adobe Systems, Inc. *	169,186	36,558

Akamai Technologies, Inc. *	58,545	4,156

ANSYS, Inc. *	28,867	4,523

Autodesk, Inc. *	75,826	9,522

CA, Inc.	107,812	3,655

Cadence Design Systems, Inc. *	97,750	3,594

Cerner Corp. *	108,958	6,320

Citrix Systems, Inc. *	44,419	4,122

Electronic Arts, Inc. *	105,528	12,794

Intuit, Inc.	83,749	14,518

Microsoft Corp.	2,650,478	241,909

Oracle Corp.	1,040,242	47,591

Red Hat, Inc. *	60,988	9,118

salesforce.com, Inc. *	236,185	27,468

Symantec Corp.	212,923	5,504

Synopsys, Inc. *	51,192	4,261

Take-Two Interactive Software, Inc. *	39,380	3,851

		457,081

Specialty Finance – 3.3%

Alliance Data Systems Corp.	16,638	3,542

American Express Co.	247,966	23,130

Capital One Financial Corp.	167,398	16,040

Discover Financial Services	122,110	8,783

Fidelity National Information Services, Inc.	113,981	10,976

Fiserv, Inc. *	142,210	10,141

Global Payments, Inc.	54,673	6,097

Mastercard, Inc., Class A	317,753	55,658

Navient Corp.	90,051	1,182

PayPal Holdings, Inc. *	388,451	29,472

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS — 99.4% – continued

Specialty Finance – 3.3% – continued

Synchrony Financial	245,989	$8,248

Total System Services, Inc.	56,911	4,909

Visa, Inc., Class A	620,475	74,221

Western Union (The) Co.	157,709	3,033
		255,432

Technology Services – 2.3%

Accenture PLC, Class A	212,270	32,583

Automatic Data Processing, Inc.	152,580	17,315

Cognizant Technology Solutions Corp., Class A	202,529	16,304

CSRA, Inc.	56,275	2,320

DXC Technology Co.	98,275	9,880

Equifax, Inc.	41,238	4,858

Gartner, Inc. *	31,377	3,690

IHS Markit Ltd. *	124,802	6,020

International Business Machines Corp.	294,903	45,247

Moody’s Corp.	57,234	9,232

Nielsen Holdings PLC	115,875	3,684

Paychex, Inc.	109,821	6,764

S&P Global, Inc.	87,339	16,687

Verisk Analytics, Inc. *	53,400	5,554
		180,138

Telecom – 1.9%

AT&T, Inc.	2,113,675	75,353

CenturyLink, Inc.	334,100	5,489

Verizon Communications, Inc.	1,421,060	67,955
		148,797

Transportation & Logistics – 1.6%

C.H. Robinson Worldwide, Inc.	48,201	4,517

CSX Corp.	305,403	17,014

Expeditors International of Washington, Inc.	60,557	3,833

FedEx Corp.	84,845	20,372

JB Hunt Transport Services, Inc.	29,406	3,445

Kansas City Southern	35,564	3,907

Norfolk Southern Corp.	97,792	13,278

Union Pacific Corp.	270,952	36,424

United Parcel Service, Inc., Class B	236,916	24,796
		127,586

Transportation Equipment – 0.2%

Cummins, Inc.	53,576	8,684

PACCAR, Inc.	121,202	8,020
		16,704

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS — 99.4% – continued

Utilities – 2.9%

AES Corp.	226,816	$2,579

Alliant Energy Corp.	79,491	3,248

Ameren Corp.	83,371	4,721

American Electric Power Co., Inc.	169,419	11,620

American Water Works Co., Inc.	61,281	5,033

CenterPoint Energy, Inc.	148,043	4,056

CMS Energy Corp.	97,671	4,423

Consolidated Edison, Inc.	107,038	8,343

Dominion Energy, Inc.	224,360	15,129

DTE Energy Co.	61,626	6,434

Duke Energy Corp.	241,025	18,672

Edison International	112,370	7,153

Entergy Corp.	62,317	4,909

Eversource Energy	108,857	6,414

Exelon Corp.	332,226	12,960

FirstEnergy Corp.	154,265	5,247

NextEra Energy, Inc.	161,903	26,444

NiSource, Inc.	115,715	2,767

NRG Energy, Inc.	104,334	3,185

PG&E Corp.	177,302	7,789

Pinnacle West Capital Corp.	38,392	3,064

PPL Corp.	239,025	6,762

Public Service Enterprise Group, Inc.	173,834	8,733

SCANA Corp.	48,973	1,839

Sempra Energy	87,915	9,778

Southern (The) Co.	347,054	15,499

WEC Energy Group, Inc.	108,414	6,798

Xcel Energy, Inc.	175,169	7,967
		221,566

Waste & Environment Services & Equipment – 0.2%

Republic Services, Inc.	77,566	5,137

Stericycle, Inc. *	29,315	1,716

Waste Management, Inc.	137,221	11,543
		18,396
Total Common Stocks
(Cost $3,713,130)		7,743,791

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (2)(3)	29,952,625	29,953
Total Investment Companies
(Cost $29,953)		29,953

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (4)(5)	$8,160	$8,117
Total Short-Term Investments
(Cost $8,121)		8,117

Total Investments – 99.9%
(Cost $3,751,204)		7,781,861

Other Assets less Liabilities – 0.1%		5,888
NET ASSETS – 100.0%		$7,787,749

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2018 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	358	$47,310	Long	6/18	$(1,099)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.7%
Consumer Staples	7.6
Energy	5.7
Financials	14.7
Health Care	13.7
Industrials	10.2
Information Technology	24.9
Materials	2.9
Real Estate	2.8
Telecommunication Services	1.9
Utilities	2.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks(1)	$7,743,791	$–	$–	$7,743,791
Investment Companies	29,953	–	–	29,953
Short-Term Investments	–	8,117	–	8,117
Total Investments	$7,773,744	$8,117	$–	$7,781,861

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(1,099)	$–	$–	$(1,099)

(1)	Classification as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2018

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives

NORTHERN FUNDS ANNUAL REPORT	119	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2018, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

International Equity Index	Long	Liquidity

Mid Cap Index	Long	Liquidity

Small Cap Index	Long	Liquidity

Stock Index	Long	Liquidity

At March 31, 2018, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $4,874,000, $2,089,000 and $8,117,000, respectively. At March 31, 2018, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds was approximately $2,122,000, $1,290,000, $549,000, and $5,056,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s

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MARCH 31, 2018

foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2018, were approximately $19,000 $2,000, $4,000 and $1,000 for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $1,000, $5,000, $1,000 and $46,000 for the fiscal year ended March 31, 2017, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. These amounts are included in “Payments for Shares Redeemed” in Note 9—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

International Equity Index	Annually

Mid Cap Index	Annually

Small Cap Index	Annually

Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

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NOTES TO THE FINANCIAL STATEMENTS continued

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$20	$101,279	$(101,299)
Global Real Estate Index	4,023	492,423	(496,446)
Global Sustainability Index	383	(383)	–
International Equity Index	5,658	182,212	(187,870)
Small Cap Index	12	(56)	44
Stock Index	–	(119,756)	119,756

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred foreign capital gains tax payable” and as a reduction in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gains (losses) on Investments”. The Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Receivable for foreign tax reclaims”.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2018, the Emerging Markets Equity Index Fund utilized approximately $9,010,000 in capital loss carryforwards.

The Emerging Markets Equity Index Fund and International Equity Index Fund had approximately $101,299,000 and $193,709,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2018.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$1,106	$268,947
International Equity Index *	10,132	286,442

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2018, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2019
Emerging Markets Equity Index	$4,624

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MARCH 31, 2018

Amounts in thousands	MARCH 31, 2019
International Equity Index *	$8,431

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

The Global Real Estate Index Fund had approximately $496,445,000 of capital loss carryforwards expire during the taxable year ended November 30, 2017.

At November 30, 2017, the Global Real Estate Index Fund’s last tax year end, the non-expiring long-term capital loss was approximately $9,237,000. The Fund may offset future capital gains with these capital loss carryforwards.

At November 30, 2017, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS

Emerging Markets Equity Index	$10,849	$–	$850,965

Global Sustainability Index	2,332	61	89,574

International Equity Index	44,777	–	1,042,315

Mid Cap Index	13,662	39,641	548,537

Small Cap Index	4,020	10,929	399,784

Stock Index	6,296	122,592	3,923,179

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2017, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Real Estate Index	$30,873	$–	$353,882

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$53,000	$–

Global Sustainability Index	7,914	3,726

International Equity Index	146,506	–

Mid Cap Index	38,722	128,464

Small Cap Index	19,789	57,898

Stock Index	158,402	101,793

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$36,000	$–

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NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Sustainability Index	$6,120	$2,724

International Equity Index	127,449	–

Mid Cap Index	26,452	98,331

Small Cap Index	11,700	32,856

Stock Index	142,940	48,570

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2017 and November 30, 2016 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2017 AND NOVEMBER 30, 2016 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Real Estate Index (2017)	$57,746	$–

Global Real Estate Index (2016)	44,163	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2017 through March 31, 2018 will be determined at the end of its tax year.

As of March 31, 2018, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

During the fiscal year ended March 31, 2018, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$17,333	2.07%

Global Real Estate Index	3,600	2.23%

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No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES	CONTRACTUAL EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.30%

International Equity Index	0.18%	0.25%

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2018. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. IN-KIND REDEMPTIONS

Certain investors in the Stock Index Fund elected to receive securities rather than cash for their redemptions. These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Fund’s NAV per share. For the fiscal year ended March 31, 2018, the Stock Index Fund had in-kind redemptions of approximately $407,185,000. The redemption amounts are

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NOTES TO THE FINANCIAL STATEMENTS continued

included in Net increase (decrease) in net assets resulting from capital share transactions on the Statements of Changes in Net Assets. Net gains of approximately $118,954,000 on the securities resulting from such in-kind redemptions are included in Net realized gains (losses) on investments in the Statements of Operations.

For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). Prior to November 29, 2017, the uninvested cash of the Funds was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

During the fiscal year ended March 31, 2018, International Equity Index Fund received reimbursements from NTI of approximately $137,000 in connection with an error. This reimbursement is included in Net realized gains (losses) on investments in the Statements of Operations and Statements of Changes in Net Assets and in Net realized and unrealized gains (losses) in the Financial Highlights. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

8. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$–	$1,166,220	$–	$748,861
Global Real Estate Index	–	177,615	–	227,031
Global Sustainability Index	–	86,930	–	19,028
International Equity Index	–	2,946,121	–	1,732,371
Mid Cap Index	–	358,358	–	403,077
Small Cap Index	–	154,852	–	225,236
Stock Index	–	530,971	–	1,069,481

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Emerging Markets Equity Index	$1,009,728	$(156,256)	$853,472	$2,386,642
Global Real Estate Index	377,950	(88,492)	289,458	1,572,778
Global Sustainability Index	99,316	(9,785)	89,531	306,575
International Equity Index	1,296,581	(254,942)	1,041,639	5,108,591
Mid Cap Index	671,102	(122,565)	548,537	1,770,992
Small Cap Index	486,664	(86,880)	399,784	816,579

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Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Stock Index	4,022,817	(99,638)	3,923,179	3,857,583

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	68,070	$841,471	947	$11,926	(35,536)	$(432,065)	33,481	$421,332
Global Real Estate Index	32,013	337,425	1,020	10,663	(40,352)	(423,644)	(7,319)	(75,556)
Global Sustainability Index	8,084	110,551	502	7,002	(3,228)	(43,390)	5,358	74,163
International Equity Index	145,004	1,809,772	1,707	21,940	(47,037)	(594,337)	99,674	1,237,375
Mid Cap Index	18,489	355,466	7,020	135,915	(21,521)	(414,564)	3,988	76,817
Small Cap Index	12,898	174,696	4,560	62,519	(19,355)	(262,210)	(1,897)	(24,995)
Stock Index	53,275	1,623,418	4,241	133,727	(74,373)	(2,298,489)	(16,857)	(541,344)

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	89,890	$886,601	1,106	$10,537	(43,333)	$(424,316)	47,663	$472,822
Global Real Estate Index	36,173	362,476	1,133	11,094	(37,796)	(377,127)	(490)	(3,557)
Global Sustainability Index	5,988	71,800	401	4,786	(4,024)	(48,838)	2,365	27,748
International Equity Index	103,096	1,119,072	1,723	18,130	(122,747)	(1,323,671)	(17,928)	(186,469)
Mid Cap Index	30,315	538,716	5,384	96,866	(21,746)	(384,216)	13,953	251,366
Small Cap Index	20,120	246,377	2,588	32,965	(20,590)	(246,642)	2,118	32,700
Stock Index	46,506	1,239,637	2,781	75,110	(65,138)	(1,741,596)	(15,851)	(426,849)

10. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds - Government Assets Portfolio*	$20,524	$327,233	$347,757	$–	$–	$105	$–	–

	Northern Institutional Funds - U.S. Government Portfolio	–	199,211	170,272	–	–	136	28,939	28,939

	Total	$20,524	$526,444	$518,029	$–	$–	$241	$28,939	28,939

Global Real Estate Index	Northern Institutional Funds - Government Assets Portfolio*	$18,248	$117,262	$135,510	$–	$–	$48	$–	–

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
	Northern Institutional Funds - U.S. Government Portfolio	$–	$141,605	$135,625	$–	$–	$54	$5,980	5,980

	Total	$18,248	$258,867	$271,135	$–	$–	$102	$5,980	5,980

Global Sustainability Index	Northern Institutional Funds - Government Assets Portfolio*	$5,884	$50,913	$56,797	$–	$–	$27	$–	–

	Northern Trust Corp.	298	49	–	60	–	6	407	3,947

	Northern Institutional Funds - U.S. Government Portfolio	–	49,821	41,908	–	–	41	7,913	7,913

	Total	$6,182	$100,783	$98,705	$60	$–	$74	$8,320	11,860

International Equity Index	Northern Institutional Funds - Government Assets Portfolio*	$8,207	$697,276	$705,483	$–	$–	$168	$–	–

	Northern Institutional Funds - U.S. Government Portfolio	–	268,577	240,239	–	–	212	28,338	28,338

	Total	$8,207	$965,853	$945,722	$–	$–	$380	$28,338	28,338

Mid Cap Index	Northern Institutional Funds - Government Assets Portfolio*	$42,668	$189,633	$232,301	$–	$–	$166	$–	–

	Northern Institutional Funds - U.S. Government Portfolio	–	115,802	82,718	–	–	111	33,084	33,084

	Total	$42,668	$305,435	$315,019	$–	$–	$277	$33,084	33,084

Small Cap Index	Northern Institutional Funds - Government Assets Portfolio*	$25,388	$82,899	$108,287	$–	$–	$77	$–	–

	Northern Institutional Funds – U.S. Government Portfolio	–	72,354	63,191	–	–	91	9,163	9,163

	Total	$25,388	$155,253	$171,478	$–	$–	$168	$9,163	9,163

Stock Index	Northern Institutional Funds - Government Assets Portfolio*	$116,231	$755,661	$871,892	$–	$–	$533	$–	–

	Northern Trust Corp.	6,999	–	374	1,225	71	129	7,921	76,813

	Northern Institutional Funds - U.S. Government Portfolio	–	294,659	264,706	–	–	476	29,953	29,953

	Total	$123,230	$1,050,320	$1,136,972	$1,225	$71	$1,138	$37,874	106,766

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.

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EQUITY INDEX FUNDS

MARCH 31, 2018

11. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2018:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS LOCATION	VALUE		STATEMENT OF LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	$–		Net Assets – Net unrealized depreciation	$(492	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	8		Unrealized depreciation on forward foreign currency exchange contracts	(3)

Global Real Estate Index	Equity contracts	Net Assets – Net unrealized appreciation	46	*	Net Assets – Net unrealized depreciation	(276	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	102		Unrealized depreciation on forward foreign currency exchange contracts	(94)

Global Sustainability Index	Equity contracts	Net Assets – Net unrealized appreciation	24	*	Net Assets – Net unrealized depreciation	(178	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	6		Unrealized depreciation on forward foreign currency exchange contracts	(23)

International Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	365	*	Net Assets – Net unrealized depreciation	(1,067	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	93		Unrealized depreciation on forward foreign currency exchange contracts	(199)

Mid Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(674	)*

Small Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(210	)*

Stock Index	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(1,099	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2018, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	Goldman Sachs	$8	$(1)	$–	$7

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
	Total	$8		$(1)	$–	$7
Global Real Estate Index	Bank of Montreal	$16		$(1)	$–	$15
	Citibank	34		(10)	–	24
	JPMorgan Chase	–	*	– *	–	–
	Morgan Stanley	–	*	– *	–	–
	Societe Generale	8		(8)	–	–
	Toronto-Dominion Bank	44		(44)	–	–
	Total	$102		$(63)	$–	$39
Global Sustainability Index	Goldman Sachs	$2		$–	$–	$2
	JPMorgan Chase	2		–	–	2
	Morgan Stanley	2		–	–	2
	Societe Generale	–	*	– *	–	–
	Total	$6		$–	$–	$6
International Equity Index	Citibank	$21		$(21)	$–	$–
	Goldman Sachs	4		–	–	4
	JPMorgan Chase	6		–	–	6
	Societe Generale	29		(29)	–	–
	Toronto-Dominion Bank	33		(33)	–	–
	Total	$93		$(83)	$–	$10

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS		CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	Goldman Sachs	$(1)	$1		$–	$–
	Morgan Stanley	(2)	–		–	(2)
	Total	$(3)	$1		$–	$(2)
Global Real Estate Index	Bank of Montreal	$(1)	$1		$–	$–
	Citibank	(10)	10		–	–
	Goldman Sachs	(1)	–		–	(1)
	JPMorgan Chase	(1)	–	*	–	(1)
	Morgan Stanley	– *	–	*	–	–
	Societe Generale	(8)	8		–	–
	Toronto-Dominion Bank	(73)	44		–	(29)
	Total	$(94)	$63		$–	$(31)
Global Sustainability Index	Citibank	$(14)	$–		$–	$(14)
	Societe Generale	(1)	–	*	–	(1)
	Toronto-Dominion Bank	(8)	–		–	(8)
	Total	$(23)	$–		$–	$(23)
International Equity Index	Bank of Montreal	$(11)	$–		$–	$(11)
	Citibank	(116)	21		–	(95)
	Morgan Stanley	(2)	–		–	(2)
	Societe Generale	(37)	29		–	(8)

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EQUITY INDEX FUNDS

MARCH 31, 2018

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
	Toronto-Dominion Bank	$(33)	$33	$–	$–

	Total	$(199)	$83	$–	$(116)

*	Amount rounds to less than one thousand.

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2018:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$9,339

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(245)

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	2,019

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	127

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	1,183

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	148

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	4,508

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	1,972

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	5,406

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	3,455

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	21,479

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,305)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	175

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(352)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(63)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(165)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(41)

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(980)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(402)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(991)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(686)

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,020)

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2018*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Emerging Markets Equity Index	70	$ 809	117	$2,432

Global Real Estate Index	253	604	421	817

Global Sustainability Index	124	314	593	209

International Equity Index	262	1,949	321	1,572

Mid Cap Index	–	–	236	1,967

Small Cap Index	–	–	269	1,055

Stock Index	–	$ –	235	$4,659

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

12. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

13. LEGAL PROCEEDINGS

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al.v. A.G.Edwards,Inc.etal.), in which Northern Funds was named as a defendant. On June 2, 2011 the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit and named Northern Funds as a defendant in the U.S. District Count for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius

International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which were granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc.

The Plaintiffs have filed a motion with the Second Circuit to recall the mandate and vacate the decision, which remains pending.

The motion to dismiss the Committee Action was also granted by the District Court. It is expected that the Plaintiff in the Committee Action will seek appellate review in the Second Circuit Court of Appeals. The Plaintiff in the Committee Action has also sought from the District Court leave to amend the complaint with an additional claim based upon the decision in Merit Management, which remains pending.

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EQUITY INDEX FUNDS

MARCH 31, 2018

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

14. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Sustainability Index	$0.140306

Mid Cap Index	1.108127

Small Cap Index	0.665255

Stock Index	0.403570

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) —A percentage of the dividends distributed during the fiscal year ended March 31, 2018 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Emerging Markets Equity Index	0.13%

Global Sustainability Index	40.71%

Mid Cap Index	46.68%

Small Cap Index	35.10%

Stock Index	84.45%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Emerging Markets Equity Index	$0.0271	$0.2578

Global Real Estate Index	0.0102	0.2428

International Equity Index	0.0248	0.3212

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2018:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Global Sustainability Index	$61

Mid Cap Index	39,641

Small Cap Index	10,929

Stock Index	122,592

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2018, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2017:

QDI PERCENTAGE

Emerging Markets Equity Index	78.77%

Global Sustainability Index	100.00%

International Equity Index	100.00%

Mid Cap Index	94.59%

Small Cap Index	83.52%

Stock Index	100.00%

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EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017—3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 121), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 126), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.30%	$1,000.00	$1,091.80	$1.56
Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.50%	$1,000.00	$1,002.30	$2.50
Hypothetical	0.50%	$1,000.00	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.30%	$1,000.00	$1,039.70	$1.53
Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51

INTERNATIONAL EQUITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.25%	$1,000.00	$1,028.60	$1.26
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

MID CAP INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.15%	$1,000.00	$1,053.60	$0.77
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2018 (UNAUDITED)

SMALL CAP INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.15%	$1,000.00	$1,031.70	$0.76
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

STOCK INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.10%	$1,000.00	$1,057.70	$0.51
Hypothetical	0.10%	$1,000.00	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	141	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EMERGING MARKETS EQUITY INDEX FUND1,2,3,5,7,9

GLOBAL REAL ESTATE INDEX FUND2,3,5,6,7,9

GLOBAL SUSTAINABILITY INDEX FUND2,3,4,5,8,9

INTERNATIONAL EQUITY INDEX FUND2,3,4,5,7,9

MID CAP INDEX FUND2,5,9

SMALL CAP INDEX FUND2,7,9

STOCK INDEX FUND2,4,9

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

7 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

8 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

9 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

EQUITY INDEX FUNDS	142	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	143	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

1. PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

2. PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

34	FIXED INCOME FUND
Ticker Symbol: NOFIX

46	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

54	SHORT BOND FUND
Ticker Symbol: BSBAX

64	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

67	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

86	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

101	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

104	NOTES TO THE FINANCIAL STATEMENTS

115	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

116	TAX INFORMATION

117	FUND EXPENSES

119	TRUSTEES AND OFFICERS

123	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2018, markets grappled with a rapidly changing landscape. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the 2017 period. The unemployment rate fell to a 16-year low of 4.1%, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The Fund began the period with an overweight in higher-risk market segments and duration below that of the Fund’s benchmark the Bloomberg Barclays U.S. Aggregate Bond Index. As the post-2016 U.S. election euphoria faded and market participants began to question the direction of U.S. policy, we pared back on risk slightly. We re-established an overweight in credit late in the summer 2017 to take advantage of the improved growth outlook and the potential for increased fiscal stimulus. This positioning performed very well into February 2018, when concerns about policy again reduced investor risk appetite.

For the 12-month period ended March 31, 2018 the Fund returned 1.45%, outperforming the 1.20% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight to credit added to the Fund’s performance, as did security selection. Duration and positioning also provided a boost to the Fund’s results, but the benefit was offset somewhat by effect of a yield curve rolldown.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/29/01
CORE BOND FUND	1.45%	1.75%	4.08%	4.38%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	1.20	1.82	3.63	4.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2018, markets grappled with a rapidly changing landscape. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the 2017 period. The unemployment rate fell to a 16-year low of 4.1%, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The Fixed Income Fund began the period with an overweight in higher-risk market segments and duration below that of the Fund’s benchmark the Bloomberg Barclays U.S. Aggregate Bond Index. As the post-2016 U.S. election euphoria faded and market participants began to question the direction of U.S. policy, we pared back on risk slightly. We re-established an overweight in credit by adding to the Fund’s investment-grade and high-yield corporate bond holdings late in the summer 2016 to take advantage of the improved growth outlook and the potential for increased fiscal stimulus. This positioning performed very well into February 2018, when concerns about policy again reduced investor risk appetite.

For the 12-month period ended March 31, 2018 the Fund returned 1.38% and outperformed the 1.20% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight to credit added to the Fund’s performance, as did security selection in high yield. Duration and positioning also provided a boost to the Fund’s results, but the benefit was offset somewhat by effect of a yield curve rolldown.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
FIXED INCOME FUND	1.38%	2.01%	3.95%	4.97%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	1.20	1.82	3.63	5.37

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2018 was characterized by ongoing economic growth and strong corporate earnings. The economic environment was supported throughout by the U.S. federal administration efforts to ease regulatory burdens and by the enactment in December 2017 of a more competitive U.S. tax regime. After an extended period of minimal volatility, financial markets experienced a difficult February and March of 2018, as investors became concerned about rising interest rates and the U.S. federal administration threatened tariffs as a means to negotiate more favorable trade agreements. Lastly, negative headlines surrounding a number of large technology companies pressured markets. While returns moderated late in the period, underlying fundamentals remained supportive.

The High Yield Fixed Income Fund provided a total return of 4.32% for the 12-month reporting period, as compared to its benchmark the Bloomberg Barclays U.S. Corp High Yield 2% Issuer Capped Index return of 3.78%. Performance within the high yield bond market was led during the period by the lowest-rated issuers. To illustrate, bonds rated in the Ca-D range generated a 6.80% return and CCC bonds returned 5.78%, while those rated BB and B returned 3.47% and 3.29%, respectively.

Throughout the period, the Fund carried a material overweight to CCC-rated securities along with a modest overweight to B-rated securities, funded through a material underweight to BB securities. This positioning allowed the Fund to take advantage of an improving economy and strong corporate earnings. In addition, an underweight to more interest rate-sensitive BB-rated securities benefited performance as the U.S. Federal Reserve increased its benchmark rate and began to shrink its bond holdings over the period. While an overweight position in energy-related issues detracted from performance over the first three months of the period as energy prices fell, these issues outperformed over the remainder of the period as the price of oil strengthened. Performance also benefited from overweight positions in metals and financial issuers. Corporate earnings growth and a low default rate continue to support the relative value of the high yield market.

PORTFOLIO MANAGERS

RICHARD J. INZUNZA With Northern Trust since 2007
ERIC WILLIAMS With Northern Trust since 2008
BRADLEY CAMDEN With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD FIXED INCOME FUND	4.32%	4.18%	6.73%	5.86%
BLOOMBERG BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	3.78	5.00	8.32	6.96

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2018, markets grappled with a rapidly changing landscape. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the 2017 period. The unemployment rate fell to a 16-year low of 4.1%, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The Short Bond Fund began the period with an overweight in higher-risk market segments and duration below that of the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. As the post-2016 U.S. election euphoria faded and market participants began to question the direction of U.S. policy, we pared back on risk slightly. We re-established an overweight in credit by adding to the Fund’s investment-grade and high-yield corporate bond holdings late in the summer 2017 to take advantage of the improved growth outlook and the potential for increased fiscal stimulus. This positioning performed very well into February 2018, when concerns about policy again reduced investor risk appetite.

For the 12-month period ended March 31, 2018 the Fund returned 0.45% and outperformed the 0.24% return of its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. An overweight to credit added to the Fund’s performance, as did security selection in high yield. Duration and positioning also provided a boost to the Fund’s results, but the benefit was offset somewhat by effect of a yield curve rolldown.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
MICHAEL T. DOYLE With Northern Trust since 1999

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
SHORT BOND FUND	0.45%	0.77%	1.96%	3.86%
BLOOMBERG BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	0.24	0.76	1.56	3.82

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2018, markets grappled with a rapidly changing landscape. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the 2017 Period. The unemployment rate fell to a 16-year low of 4.1%, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The U.S. Treasury yield curve steepened, as the two-year yield climbed 100 basis points, from 1.27% to 2.27%, while the 10-year yield rose 35 basis points, from 2.39% to 2.74%. Break-even rates on 10-year Treasury Inflation Protected Securities rose from 1.97% to 2.05%, a sign of increasing inflation expectations.

The Short-Intermediate U.S. Government Fund returned -0.55% for the period, underperforming the -0.09% return of its benchmark, the Bloomberg Barclays 1-5 Year U.S. Government Index for the same period. An overweight in mortgage-backed securities (“MBS”) was a key factor in the Fund’s underperformance. Duration and yield curve positioning contributed positively to results, nearly offsetting the effect of the overweight in MBS. Conversely, security selection was a marginal detractor. At the close of the period, we were keeping a watchful eye to determine whether the rhetoric over trade could turn into a substantive drag on growth. In addition, we were closely monitoring the U.S. Federal Reserve’s interest rate policy and the outlook for central bank actions in Europe and Japan.

PORTFOLIO MANAGER

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	–0.55%	0.05%	1.33%	2.82%
BLOOMBERG BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	–0.09	0.63	1.66	3.37

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Rising interest rates, U.S. policy changes and financial market volatility made headlines during the 12-month period ended March 31, 2018. The U.S. Federal Reserve raised short-term interest rates three times, with the federal funds rate ending at 1.50-1.75%. These moves were well telegraphed and anticipated by the market given an environment of strong employment and low inflation. Investor speculation regarding the impact of changes to the Affordable Care Act, alterations to personal and corporate U.S. tax rates, and corporations’ repatriation of cash added to market volatility. Short-term U.S. Treasury rates were relatively stable until September 2017, before rising dramatically through the end of 2017. Taxable supply was again robust as issuers took advantage of low interest rates and tighter credit spreads. Municipal supply declined compared with the prior period, which kept municipal rates stable until drastically increased issuance in December 2017 caused yields to rise. Yields subsequently reversed course and moved lower in 2018 as issuance slowed and investor demand rose.

The Tax-Advantaged Ultra-Short Fixed Income Fund returned 0.60% for the annual 12-month period ended March 31, 2018, in line with the 0.63% return of the blended benchmark. The Fund’s net asset value (“NAV”) was relatively stable until December 2017, when a large increase in municipal bond issuance pressured prices. As of March 31, 2018, the Fund’s NAV ultimately finished at $10.09 after starting the period at $10.13.

The Fund continued to purchase both taxable and tax-exempt bonds. The tax-advantaged strategy allows the Fund to have a preference for tax-exempt income but with the flexibility to own taxable issues if they offer higher after-tax yields. In both markets, we preferred high quality one-year fixed-rate and three-year floating-rate bonds, as they added both stability and liquidity to the Fund. We maintained an average portfolio credit quality of Aa3/AA. We reduced the Fund’s duration over the period to mitigate the effect of rising interest rates. However, higher interest rates also mean that investors willing to accept some price volatility have the potential to receive additional income and total return on a tax-efficient basis.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985
JASON R. GOOKIN With Northern Trust since 2006

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/18/09
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	0.60%	0.65%	0.62%	0.95%
ICE 75% BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.63	0.60	0.53	0.73
ICE BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	0.69	0.57	0.46	0.56
ICE BOFA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	—	0.54	0.74	1.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The ICE BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve enacted three quarter-point interest rate increases during the 12-month period ended March 31, 2018. In addition, the U.S. Federal Reserve announced the start of its much anticipated balance sheet reduction at its September 2017 meeting. Although the announcement was expected, the policy is hugely important and likely to shape the fixed-income landscape for years to come. There was also a change in U.S. Federal Reserve leadership, as Jerome Powell replaced Janet Yellen as Fed chair. The transition has been smooth thus far, with limited market implications.

Political and geopolitical risk surfaced throughout the period. The U.S. federal administration dominated headlines, on many occasions affecting market performance. On the geopolitical front, North Korea took center stage for a time before tensions waned amid talks about an upcoming meeting between the country’s two leaders. Economic sentiment was fairly positive in spite of policy and geopolitical news. Markets and investor risk appetite were boosted by the passage of large business and personal U.S. tax cuts as well as a budget agreement that increased spending. The improved sentiment was evident in economic data, as the United States experienced several quarters of 3%+ growth and unemployment that continued to decline.

U.S. Treasury yields moved substantially higher in an environment of rising interest rates and improving sentiment. Yields of one-, two- and three-year notes rose 1.07, 1.02, and 0.89 percentage points, respectively. Credit spreads tightened throughout most of the period, but much of the gain was reversed in the first quarter of 2018 as corporations with offshore bond holdings sold securities to realign their capital structures to the new U.S. tax law. The Ultra-Short Fixed Income Fund returned 0.96%, versus 0.66% for its benchmark ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index for the 12-month period ended March 31, 2018. The Fund outperformed its benchmark due to its overweight position in higher-yielding market segments and its slightly shorter duration.

PORTFOLIO MANAGERS

CHRISTI FLETCHER With Northern Trust since 2010
MORTEN OLSEN With Northern Trust since 2009

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 6/18/09
ULTRA-SHORT FIXED INCOME FUND	0.96%	1.03%	0.93%	1.27%
ICE BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX	0.66	0.54	0.42	0.49

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Markets grappled with a rapidly changing landscape during the 12-month period ended March 31, 2018. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the period. The unemployment rate fell to a 16-year low of 4.1%, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The U.S. Treasury yield curve steepened, as the two-year yield climbed 100 basis points, from 1.27% to 2.27%, while the 10-year yield rose 35 basis points, from 2.39% to 2.74%. Break-even rates on 10-year Treasury Inflation Protected Securities rose from 1.97% to 2.05%, a sign of increasing inflation expectations.

The U.S. Government Fund returned -0.62% for the 12-month period ended March 31, 2018, underperforming the -0.14% return of its benchmark, the Bloomberg Barclays Intermediate U.S. Government Bond Index for the same period. An overweight in mortgage-backed securities (“MBS”) was a key factor in the Fund’s underperformance. Duration and yield curve positioning contributed positively to results, nearly offsetting the effect of the overweight in MBS. Conversely, security selection was a marginal detractor. At the close of the period, we were keeping a watchful eye to determine whether the rhetoric over trade could turn into a substantive drag on growth. In addition, we were closely monitoring the U.S. Federal Reserve’s interest rate policy and the outlook for central bank actions in Europe and Japan.

PORTFOLIO MANAGER

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
U.S. GOVERNMENT FUND	–0.62%	0.16%	1.91%	3.88%
BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	–0.14	0.75	2.21	4.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$261,983	$1,179,212
Investments in affiliates, at value	2,590	2,598
Foreign currencies, at value (cost $46)	–	–
Interest income receivable	1,511	9,112
Dividend income receivable	–	–
Receivable for foreign tax reclaims	14	2
Receivable for securities sold	126	666
Receivable for fund shares sold	993	809
Receivable from investment adviser	2	5
Prepaid and other assets	2	9
Total Assets	267,221	1,192,413
LIABILITIES:
Payable for securities purchased	197	987
Payable for when-issued securities	–	–
Payable for fund shares redeemed	27	353
Distributions payable to shareholders	106	561
Payable to affiliates:
Management fees	19	98
Custody fees	5	7
Shareholder servicing fees	1	32
Transfer agent fees	1	3
Trustee fees	4	14
Accrued other liabilities	26	27
Total Liabilities	386	2,082
Net Assets	$266,835	$1,190,331
ANALYSIS OF NET ASSETS:
Capital stock	$275,372	$1,224,812
Accumulated undistributed net investment income (loss)	(109)	(566)
Accumulated undistributed net realized loss	(5,826)	(21,883)
Net unrealized depreciation	(2,602)	(12,032)
Net Assets	$266,835	$1,190,331
Shares Outstanding ($.0001 par value, unlimited authorization)	26,631	119,704
Net Asset Value, Redemption and Offering Price Per Share	$10.02	$9.94
Investments, at cost	$264,500	$1,190,812
Investments in affiliates, at cost	2,590	2,598

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$3,435,334	$485,824	$114,551	$3,860,928	$2,563,276	$22,201
54,528	127	5,023	21,078	29,485	1,821
50	–	–	–	–	–
68,730	2,653	292	36,996	9,061	66
–	–	8	–	–	2
–	–	–	–	–	–
38,770	2,393	–	–	–	–
2,011	347	–	4,662	6,504	5
12	3	3	7	10	1
7	2	2	6	5	7
3,599,442	491,349	119,879	3,923,677	2,608,341	24,103

11,924	1,500	–	–	11,432	–
23,900	–	5,858	9,500	2,400	1,121
3,367	2,106	21	4,404	3,358	15
2,949	148	37	618	668	7

534	36	8	168	113	2
12	3	2	12	6	2
122	–	2	5	4	–
10	1	1	11	7	–
17	4	7	7	4	3
90	27	26	76	51	26
42,925	3,825	5,962	14,801	18,043	1,176
$3,556,517	$487,524	$113,917	$3,908,876	$2,590,298	$22,927

$3,971,324	$502,303	$119,592	$3,924,715	$2,601,395	$24,297
(275)	(151)	–	(222)	(8)	91
(369,080)	(10,044)	(4,508)	(435)	(188)	(1,229)
(45,452)	(4,584)	(1,167)	(15,182)	(10,901)	(232)
$3,556,517	$487,524	$113,917	$3,908,876	$2,590,298	$22,927
528,880	26,212	11,859	387,243	255,294	2,430
$6.72	$18.60	$9.61	$10.09	$10.15	$9.43
$3,480,790	$490,408	$115,474	$3,876,110	$2,574,177	$22,405
54,528	127	5,023	21,078	29,485	1,821

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest Income	$7,234	$39,593	$277,858
Dividend income	–	–	1,556
Dividend income from investments in affiliates	108	485	1,209
Total Investment Income	7,342	40,078	280,623
EXPENSES:
Management fees	962	5,078	31,582
Custody fees	51	145	447
Transfer agent fees	38	177	619
Blue sky fees	22	18	29
SEC fees	1	1	4
Printing fees	16	16	81
Audit fees	19	19	48
Legal fees	19	19	48
Shareholder servicing fees	5	116	468
Trustee fees	10	9	58
Interest expense	–	–	15
Other	14	14	69
Total Expenses	1,157	5,612	33,468
Less expenses reimbursed by investment adviser	(129)	(283)	(364)
Net Expenses	1,028	5,329	33,104
Net Investment Income	6,314	34,749	247,519
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(1,008)	(1,673)	54,294
Futures contracts	35	180	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(1,535)	(15,119)	(119,151)
Futures contracts	(68)	(491)	–
Foreign currency translations	–	–	2
Net Losses	(2,576)	(17,103)	(64,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,738	$17,646	$182,664

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2018

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$10,893	$1,984	$48,475	$37,872	$415
–	–	–	–	–
82	92	445	385	22
10,975	2,076	48,920	38,257	437

1,908	457	8,756	4,950	88
70	24	411	231	22
75	18	589	326	3
25	21	33	41	16
1	1	3	2	1
16	16	70	43	16
19	19	42	31	19
19	19	42	30	19
1	9	20	13	1
10	10	48	29	10
–	–	–	–	–
14	14	57	35	14
2,158	608	10,071	5,731	209
(134)	(112)	(185)	(254)	(100)
2,024	496	9,886	5,477	109
8,951	1,580	39,034	32,780	328

(1,826)	(1,642)	(277)	876	(285)
(65)	422	–	–	51

(4,733)	(774)	(15,660)	(13,477)	(203)
(10)	(239)	–	–	(27)
–	–	–	–	–
(6,634)	(2,233)	(15,937)	(12,601)	(464)
$2,317	$(653)	$23,097	$20,179	$(136)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2018	2017	2018	2017	2018	2017	2018	2017
OPERATIONS:
Net investment income	$6,314	$4,987	$34,749	$31,979	$247,519	$289,676	$8,951	$7,146
Net realized gains (losses)	(973)	(2,342)	(1,493)	(5,514)	54,294	80,305	(1,891)	(218)
Net change in unrealized appreciation (depreciation)	(1,603)	(2,568)	(15,610)	(7,106)	(119,149)	230,137	(4,743)	563
Net Increase (Decrease) in Net Assets Resulting from Operations	3,738	77	17,646	19,359	182,664	600,118	2,317	7,491
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	10,052	20,464	29,558	(156,397)	(810,690)	(1,003,548)	(281)	(66,267)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,052	20,464	29,558	(156,397)	(810,690)	(1,003,548)	(281)	(66,267)
DISTRIBUTIONS PAID:
From net investment income	(6,906)	(5,625)	(37,383)	(35,089)	(247,456)	(288,997)	(8,979)	(7,407)
From net realized gains	–	(1,783)	–	–	–	–	–	–
Total Distributions Paid	(6,906)	(7,408)	(37,383)	(35,089)	(247,456)	(288,997)	(8,979)	(7,407)
Total Increase (Decrease) in Net Assets	6,884	13,133	9,821	(172,127)	(875,482)	(692,427)	(6,943)	(66,183)
NET ASSETS:
Beginning of year	259,951	246,818	1,180,510	1,352,637	4,431,999	5,124,426	494,467	560,650
End of year	$266,835	$259,951	$1,190,331	$1,180,510	$3,556,517	$4,431,999	$487,524	$494,467
Accumulated Undistributed Net Investment Income (Loss)	$(109)	$(138)	$(566)	$(889)	$(275)	$(338)	$(151)	$(203)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2018	2017	2018	2017	2018	2017	2018	2017

$1,580	$1,103	$39,034	$27,761	$32,780	$20,546	$328	$239
(1,220)	(1,217)	(277)	1,499	876	1,892	(234)	(330)
(1,013)	(942)	(15,660)	912	(13,477)	3,394	(230)	(242)
(653)	(1,056)	23,097	30,172	20,179	25,832	(136)	(333)

(16,439)	(31,154)	380,428	171,965	396,238	659,869	(582)	(1,201)
(16,439)	(31,154)	380,428	171,965	396,238	659,869	(582)	(1,201)

(1,803)	(1,340)	(39,035)	(27,761)	(32,778)	(20,543)	(368)	(279)
–	–	(150)	–	(1,081)	–	–	–
(1,803)	(1,340)	(39,185)	(27,761)	(33,859)	(20,543)	(368)	(279)
(18,895)	(33,550)	364,340	174,376	382,558	665,158	(1,086)	(1,813)

132,812	166,362	3,544,536	3,370,160	2,207,740	1,542,582	24,013	25,826
$113,917	$132,812	$3,908,876	$3,544,536	$2,590,298	$2,207,740	$22,927	$24,013
$–	$–	$(222)	$(221)	$(8)	$(10)	$91	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.15	$10.40	$10.62	$10.27	$10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.19	0.20	0.20	0.24
Net realized and unrealized gains (losses)	(0.11)	(0.15)	(0.10)	0.42	(0.26)
Total from Investment Operations	0.15	0.04	0.10	0.62	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.22)	(0.22)	(0.21)	(0.25)
From net realized gains	–	(0.07)	(0.10)	(0.06)	(0.01)
Total Distributions Paid	(0.28)	(0.29)	(0.32)	(0.27)	(0.26)
Net Asset Value, End of Year	$10.02	$10.15	$10.40	$10.62	$10.27
Total Return(1)	1.45%	0.36%	1.00%	6.04%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$266,835	$259,951	$246,818	$223,549	$104,195
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.41%	0.40%	0.41%	0.40%	0.40%
Expenses, before reimbursements and credits	0.46%	0.46%	0.45%	0.53%	0.84%
Net investment income, net of reimbursements and credits(2)	2.49%	1.87%	1.92%	1.86%	2.32%
Net investment income, before reimbursements and credits	2.44%	1.81%	1.88%	1.73%	1.88%
Portfolio Turnover Rate	424.59%	517.18%	680.40%	813.91%	1,163.54%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $18,000, $57,000, $32,000, $5,000 and $5,000, which represent less than 0.01, represent 0.02, less than 0.01, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.12	$10.23	$10.53	$10.24	$10.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.24	0.25	0.29	0.30
Net realized and unrealized gains (losses)	(0.16)	(0.08)	(0.20)	0.30	(0.22)
Total from Investment Operations	0.15	0.16	0.05	0.59	0.08
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.33)	(0.27)	(0.28)	(0.30)	(0.32)
From net realized gains	–	–	(0.07)	–	(0.06)
Total Distributions Paid	(0.33)	(0.27)	(0.35)	(0.30)	(0.38)
Net Asset Value, End of Year	$9.94	$10.12	$10.23	$10.53	$10.24
Total Return(2)	1.38%	1.58%	0.53%	5.78%	0.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,190,331	$1,180,510	$1,352,637	$1,929,692	$1,487,531
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.44%
Expenses, before reimbursements and credits	0.48%	0.48%	0.47%	0.52%	0.69%
Net investment income, net of reimbursements and credits(3)	2.95%	2.40%	2.52%	2.69%	2.99%
Net investment income, before reimbursements and credits	2.92%	2.37%	2.50%	2.62%	2.74%
Portfolio Turnover Rate	364.76%	454.23%	554.71%	663.50%	869.07%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $81,000, $207,000, $148,000, $35,000 and $76,000, which represent less than 0.01, 0.02, less than 0.01, 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$6.84	$6.42	$7.12	$7.61	$7.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.40	0.39	0.43	0.47
Net realized and unrealized gains (losses)	(0.12)	0.42	(0.70)	(0.35)	0.10
Total from Investment Operations	0.30	0.82	(0.31)	0.08	0.57
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.42)	(0.40)	(0.39)	(0.43)	(0.47)
From net realized gains	–	–	–	(0.14)	(0.15)
Total Distributions Paid	(0.42)	(0.40)	(0.39)	(0.57)	(0.62)
Net Asset Value, End of Year	$6.72	$6.84	$6.42	$7.12	$7.61
Total Return(2)	4.32%	13.07%	(4.38)%	1.04%	7.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,556,517	$4,431,999	$5,124,426	$5,350,702	$5,715,393
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.80%	0.80%	0.80%	0.80%	0.78%
Expenses, before reimbursements and credits	0.81%	0.81%	0.81%	0.85%	0.95%
Net investment income, net of reimbursements and credits(3)	6.00%	5.98%	5.83%	5.75%	6.14%
Net investment income, before reimbursements and credits	5.99%	5.97%	5.82%	5.70%	5.97%
Portfolio Turnover Rate	95.52%	117.53%	80.15%	91.47%	94.10%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $196,000, $261,000, $236,000, $47,000 and $124,000 , which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.85	$18.86	$19.03	$19.12	$19.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.27	0.24	0.23	0.28
Net realized and unrealized gains (losses)	(0.25)	–	(0.16)	(0.08)	(0.14)
Total from Investment Operations	0.09	0.27	0.08	0.15	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.28)	(0.25)	(0.24)	(0.29)
Total Distributions Paid	(0.34)	(0.28)	(0.25)	(0.24)	(0.29)
Net Asset Value, End of Year	$18.60	$18.85	$18.86	$19.03	$19.12
Total Return(1)	0.45%	1.45%	0.42%	0.80%	0.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$487,524	$494,467	$560,650	$697,075	$441,787
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses, before reimbursements and credits	0.43%	0.43%	0.42%	0.49%	0.71%
Net investment income, net of reimbursements and credits(2)	1.79%	1.43%	1.25%	1.21%	1.44%
Net investment income, before reimbursements and credits	1.76%	1.40%	1.23%	1.12%	1.13%
Portfolio Turnover Rate	158.65%	242.73%	268.41%	277.34%	424.85%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $13,000, $29,000, $25,000, $6,000 and $18,000, which represent less than 0.01, less than 0.01, 0.005, 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2018		2017		2016		2015	2014
Net Asset Value, Beginning of Year	$9.81		$9.97		$9.89		$9.77	$9.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.07		0.06		0.05	0.03
Net realized and unrealized gains (losses)	(0.18)		(0.15)		0.08		0.12	(0.19)
Total from Investment Operations	(0.05)		(0.08)		0.14		0.17	(0.16)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.08)		(0.06)		(0.05)	(0.04)
Total Distributions Paid	(0.15)		(0.08)		(0.06)		(0.05)	(0.04)
Net Asset Value, End of Year	$9.61		$9.81		$9.97		$9.89	$9.77
Total Return(1)	(0.55)%		(0.74)%		1.38%		1.75%	(1.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$113,917		$132,812		$166,362		$182,241	$217,733
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41	%(2)	0.41	%(2)	0.41	%(2)	0.41%	0.40	%(2)
Expenses, before reimbursements and credits	0.51%		0.49%		0.47%		0.54%	0.73%
Net investment income, net of reimbursements and credits	1.32	%(2)	0.71	%(2)	0.55	%(2)	0.47%	0.32	%(2)
Net investment income (loss), before reimbursements and credits	1.22%		0.63%		0.49%		0.34%	(0.01)%
Portfolio Turnover Rate	504.54%		905.27%		783.51%		670.75%	1,567.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $14,000, $31,000, $16,000 and $5,000, which represent 0.01, 0.02, less than 0.01 and 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.13		$10.12		$10.15	$10.16		$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.08		0.07	0.06		0.06
Net realized and unrealized gains (losses)	(0.04)		0.01		(0.03)	(0.01)		–	(1)
Total from Investment Operations	0.06		0.09		0.04	0.05		0.06
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.08)		(0.07)	(0.05)		(0.06)
From net realized gains	–	(1)	–		– (1)	(0.01)		–	(1)
Total Distributions Paid	(0.10)		(0.08)		(0.07)	(0.06)		(0.06)
Net Asset Value, End of Year	$10.09		$10.13		$10.12	$10.15		$10.16
Total Return(2)	0.60%		0.94%		0.41%	0.52%		0.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,908,876		$3,544,536		$3,370,160	$3,181,724		$2,828,389
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.25	%(3)	0.25%	0.25	%(3)	0.25	%(3)
Expenses, before reimbursements and credits	0.26%		0.26%		0.26%	0.30%		0.43%
Net investment income, net of reimbursements and credits	1.00	%(3)	0.84	%(3)	0.66%	0.55	%(3)	0.60	%(3)
Net investment income, before reimbursements and credits	0.99%		0.83%		0.65%	0.50%		0.42%
Portfolio Turnover Rate	54.39%		51.98%		52.48%	131.54	%(4)	41.85%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $72,000, $64,000, $1,000 and $3,000, which represent less than 0.01, less than 0.01, less than 0.005 and less than 0.001 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Portfolio Turnover would have been 59.34% with the exclusion of short term investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.21	$10.18	$10.21	$10.22	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.12	0.09	0.08	0.07
Net realized and unrealized gains (losses)	(0.06)	0.03	(0.02)	– (1)	0.01
Total from Investment Operations	0.09	0.15	0.07	0.08	0.08
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.12)	(0.09)	(0.08)	(0.07)
From net realized gains	– (1)	–	(0.01)	(0.01)	(0.01)
Total Distributions Paid	(0.15)	(0.12)	(0.10)	(0.09)	(0.08)
Net Asset Value, End of Year	$10.15	$10.21	$10.18	$10.21	$10.22
Total Return(2)	0.96%	1.45%	0.70%	0.77%	0.77%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,590,298	$2,207,740	$1,542,582	$1,611,089	$1,700,630
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.26%	0.26%	0.26%	0.31%	0.44%
Net investment income, net of reimbursements and credits(3)	1.51%	1.15%	0.90%	0.75%	0.70%
Net investment income, before reimbursements and credits	1.50%	1.14%	0.89%	0.69%	0.51%
Portfolio Turnover Rate	58.41%	52.98%	50.95%	62.53%	36.50%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $56,000 and $74,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, and approximately $42,000, $6,000 and $14,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2018		2017		2016		2015	2014
Net Asset Value, Beginning of Year	$9.64		$9.87		$9.76		$9.53	$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.09		0.08		0.08	0.07
Net realized and unrealized gains (losses)	(0.20)		(0.21)		0.11		0.23	(0.32)
Total from Investment Operations	(0.06)		(0.12)		0.19		0.31	(0.25)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.11)		(0.08)		(0.08)	(0.07)
Total Distributions Paid	(0.15)		(0.11)		(0.08)		(0.08)	(0.07)
Net Asset Value, End of Year	$9.43		$9.64		$9.87		$9.76	$9.53
Total Return(1)	(0.62)%		(1.26)%		1.99%		3.24%	(2.52)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$22,927		$24,013		$25,826		$29,043	$34,146
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.47	%(2)	0.45	%(2)	0.44	%(2)	0.43%	0.41	%(2)
Expenses, before reimbursements and credits	0.90%		0.90%		0.81%		0.98%	1.31%
Net investment income, net of reimbursements and credits	1.41	%(2)	0.94	%(2)	0.83	%(2)	0.78%	0.65	%(2)
Net investment income (loss), before reimbursements and credits	0.98%		0.49%		0.46%		0.23%	(0.25)%
Portfolio Turnover Rate	429.23%		665.24%		601.88%		545.92%	1,734.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $4,000, $2,000 and $1,000, which represent less than 0.01, 0.02, less than 0.01 and 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.9%

Commercial Mortgage-Backed Securities – 2.9%

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	$835	$856

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	1,345	1,323

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	1,210	1,212

GS Mortgage Securities Trust, Series 2011-GC5, Class A4 3.71%, 8/10/44	285	290

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	1,350	1,364

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	1,015	1,001

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	150	150

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	1,030	1,040

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	500	499
		7,735
Total Asset-Backed Securities
(Cost $7,875)		7,735

CORPORATE BONDS – 26.2%

Aerospace & Defense – 0.4%

L3 Technologies, Inc., 3.85%, 12/15/26	895	885

Northrop Grumman Corp., 4.03%, 10/15/47	210	201
		1,086

Automobiles Manufacturing – 0.5%

Ford Motor Co., 7.45%, 7/16/31	108	131

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Automobiles Manufacturing – 0.5% – continued

General Motors Co., 6.25%, 10/2/43	$885	$972

General Motors Financial Co., Inc., (Floating, ICE LIBOR USD 3M + 1.55%), 3.27%, 1/14/22 (1)	340	348
		1,451

Banks – 0.3%

Capital One N.A., (Floating, ICE LIBOR USD 3M + 1.15%), 2.92%, 1/30/23 (1)	305	306

PNC Financial Services Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.85%, 6/1/23 (2)	625	626
		932

Biotechnology – 0.3%

Amgen, Inc., 4.40%, 5/1/45	275	275

Baxalta, Inc., 3.60%, 6/23/22	250	249

Celgene Corp., 5.25%, 8/15/43	345	376
		900

Cable & Satellite – 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	435	444
6.48%, 10/23/45	565	620

Comcast Corp., 3.97%, 11/1/47	560	531
		1,595

Chemicals – 0.2%

Eastman Chemical Co., 4.65%, 10/15/44	190	196

RPM International, Inc., 4.25%, 1/15/48	425	402
		598

Commercial Finance – 0.2%

Aviation Capital Group LLC, 3.50%, 11/1/27 (3)	680	638

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Construction Materials Manufacturing – 0.7%

CRH America Finance Inc., 4.50%, 4/4/48 (3)	$200	$199

Martin Marietta Materials, Inc., 4.25%, 12/15/47	430	398

Owens Corning, 4.40%, 1/30/48	540	499

Vulcan Materials Co., 4.50%, 4/1/25	375	389
4.50%, 6/15/47	270	256
		1,741

Consumer Finance – 0.4%

Capital One Financial Corp., 4.20%, 10/29/25	1,120	1,110

Consumer Products – 0.4%

Church & Dwight Co., Inc., (Floating, ICE LIBOR USD 3M + 0.15%), 1.90%, 1/25/19 (1)	935	935

Containers & Packaging – 0.3%

International Paper Co., 4.40%, 8/15/47	645	615

Packaging Corp. of America, 3.40%, 12/15/27	280	268
		883

Diversified Banks – 3.6%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.66%), 2.40%, 7/21/21 (1)	685	687
(Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 10/21/22 (1)	185	188
(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 4/24/23 (1)	610	614
4.20%, 8/26/24	715	726
4.00%, 1/22/25	1,015	1,013
6.11%, 1/29/37	395	475
5.00%, 1/21/44	412	463

Citigroup, Inc., (Floating, ICE LIBOR USD 3M + 0.96%), 2.71%, 4/25/22 (1)	275	277
(Floating, ICE LIBOR USD 3M + 0.69%), 2.45%, 10/27/22 (1)	505	503
(Floating, ICE LIBOR USD 3M + 0.95%), 2.69%, 7/24/23 (1)	595	597
(Floating, ICE LIBOR USD 3M + 1.10%), 2.98%, 5/17/24 (1)	945	953

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Diversified Banks – 3.6% – continued
4.13%, 7/25/28	$640	$632
6.68%, 9/13/43	523	678
4.75%, 5/18/46	300	305

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.47%), 7.90%, 7/30/18 (2)	515	518
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (2)	230	236
(Variable, ICE LIBOR USD 3M + 2.58%), 4.63%, 11/1/22 (2)	310	295
(Floating, ICE LIBOR USD 3M + 0.90%), 2.65%, 4/25/23 (1)	405	407
		9,567

Electrical Equipment Manufacturing – 0.4%

Keysight Technologies, Inc., 3.30%, 10/30/19	235	235
4.60%, 4/6/27	320	330

Roper Technologies, Inc., 3.85%, 12/15/25	440	444
		1,009

Exploration & Production – 0.7%

Apache Corp., 4.25%, 1/15/44	330	302

Hess Corp., 7.13%, 3/15/33	910	1,092
6.00%, 1/15/40	430	454
		1,848

Financial Services – 2.9%

Ares Capital Corp., 3.50%, 2/10/23	435	423
4.25%, 3/1/25	545	529

Blackstone Holdings Finance Co. LLC, 3.15%, 10/2/27 (3)	210	201

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)	480	469

FMR LLC, 6.45%, 11/15/39 (3)	675	882

Goldman Sachs Group (The), Inc., (Floating, ICE LIBOR USD 3M + 0.78%), 2.55%, 10/31/22 (1)	550	549
(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 7/24/23 (1)	658	658

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Financial Services – 2.9% – continued

(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (2)	$465	$448
6.75%, 10/1/37	460	576
4.80%, 7/8/44	495	534

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 1/20/22 (1)	340	344
(Floating, ICE LIBOR USD 3M + 0.93%), 2.67%, 7/22/22 (1)	675	677
(Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 10/24/23 (1)	470	481
(Floating, ICE LIBOR USD 3M + 1.22%), 3.01%, 5/8/24 (1)	620	630
5.00%, 11/24/25	235	246
4.30%, 1/27/45	216	218
		7,865

Food & Beverage – 1.0%

Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	555	599

Beam Suntory, Inc., 3.25%, 6/15/23	390	384

Constellation Brands, Inc., 4.75%, 12/1/25	610	642

Molson Coors Brewing Co., 3.00%, 7/15/26	440	407
5.00%, 5/1/42	380	405

Smithfield Foods, Inc., 2.65%, 10/3/21 (3)	175	168
		2,605

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (3)	260	275

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	390	404
6.35%, 10/15/45	570	609
		1,288

Health Care Facilities & Services – 1.0%

CVS Health Corp., (Floating, ICE LIBOR USD 3M + 0.63%), 2.69%, 3/9/20 (1)	780	783
3.35%, 3/9/21	200	201
2.75%, 12/1/22	186	179
4.30%, 3/25/28	425	427

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Health Care Facilities & Services – 1.0% – continued
5.05%, 3/25/48	$890	$936

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	260	253
		2,779

Home & Office Products Manufacturing – 0.2%

Leggett & Platt, Inc., 3.50%, 11/15/27	480	462

Home Improvement – 0.3%

Masco Corp., 4.50%, 5/15/47	195	186

Stanley Black & Decker, Inc., 1.62%, 11/17/18	670	665
		851

Homebuilders – 0.2%

D.R. Horton, Inc., 5.75%, 8/15/23	445	493

Life Insurance – 0.8%

MetLife, Inc., 6.40%, 12/15/36	237	260

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (2)	575	580

Protective Life Corp., 8.45%, 10/15/39	510	751

Protective Life Global Funding, 2.62%, 8/22/22 (3)	160	155

Reinsurance Group of America, Inc., 4.70%, 9/15/23	439	456
		2,202

Managed Care – 0.5%

Anthem, Inc., 2.25%, 8/15/19	515	510

Humana, Inc., 4.63%, 12/1/42	245	247

Magellan Health, Inc., 4.40%, 9/22/24	505	502
		1,259

Medical Equipment & Devices Manufacturing – 0.4%

Abbott Laboratories, 2.55%, 3/15/22	885	861

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Medical Equipment & Devices Manufacturing – 0.4% – continued

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	$285	$277
		1,138

Metals & Mining – 0.4%

Glencore Funding LLC, 4.00%, 4/16/25 (3)	150	147
4.00%, 3/27/27 (3)	575	555
3.88%, 10/27/27 (3)	280	266
		968

Oil & Gas Services & Equipment – 0.3%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	240	235
4.08%, 12/15/47	340	321

Patterson-UTI Energy, Inc., 3.95%, 2/1/28 (3)	330	318
		874

Pharmaceuticals – 0.3%

AbbVie, Inc., 4.50%, 5/14/35	230	236
4.70%, 5/14/45	302	311

Mylan, Inc., 5.40%, 11/29/43	335	345
		892

Pipeline – 1.2%

Boardwalk Pipelines L.P., 5.95%, 6/1/26	465	498

Energy Transfer Partners L.P., 3.60%, 2/1/23	320	312
4.20%, 4/15/27	170	164

Enterprise Products Operating LLC, (Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 2/15/78 (2)	515	493

Kinder Morgan, Inc., 5.55%, 6/1/45	540	567
5.05%, 2/15/46	335	328

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	235	234
3.90%, 7/15/26	620	589
		3,185

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Real Estate – 1.6%

American Tower Corp., 3.13%, 1/15/27	$550	$504
3.60%, 1/15/28	535	508

Boston Properties L.P., 3.20%, 1/15/25	485	468

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	460	449

EPR Properties, 4.50%, 4/1/25	600	599
4.50%, 6/1/27	490	478

Omega Healthcare Investors, Inc., 5.25%, 1/15/26	410	416
4.75%, 1/15/28	210	204

Ventas Realty L.P., 5.70%, 9/30/43	230	268

Welltower, Inc., 4.25%, 4/1/26	435	440
		4,334

Refining & Marketing – 0.2%

Phillips 66, 4.65%, 11/15/34	395	415

Retail – Consumer Discretionary – 0.2%

ERAC USA Finance LLC, 7.00%, 10/15/37 (3)	315	411

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 3.75%, 9/25/27	300	290

Semiconductors – 0.3%

KLA-Tencor Corp., 4.13%, 11/1/21	375	386
5.65%, 11/1/34	135	150

Maxim Integrated Products, Inc., 3.45%, 6/15/27	270	261
		797

Software & Services – 0.3%

Citrix Systems, Inc., 4.50%, 12/1/27	405	402

IBM Credit LLC, (Floating, ICE LIBOR USD 3M + 0.16%), 1.95%, 2/5/21 (1)	385	385
		787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Tobacco – 0.7%

Altria Group, Inc., 4.50%, 5/2/43	$160	$162
5.38%, 1/31/44	655	752

BAT Capital Corp., (Floating, ICE LIBOR USD 3M + 0.88%), 2.72%, 8/15/22 (1)(3)	250	252

Reynolds American, Inc., 5.85%, 8/15/45	560	655
		1,821

Transportation & Logistics – 0.5%

FedEx Corp., 4.75%, 11/15/45	600	627

Penske Truck Leasing Co. L.P./PTL Finance Corp., 2.70%, 3/14/23 (3)	650	624
		1,251

Utilities – 1.7%

Arizona Public Service Co., 4.35%, 11/15/45	1,150	1,217

Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44	255	267

Duke Energy Florida LLC, 3.40%, 10/1/46	225	205

Exelon Corp., 5.63%, 6/15/35	160	191

Mississippi Power Co., 3.95%, 3/30/28	235	236

NextEra Energy Capital Holdings, Inc., (Variable, ICE LIBOR USD 3M + 2.41%), 4.80%, 12/1/77 (2)	650	626

Pennsylvania Electric Co., 3.25%, 3/15/28 (3)	340	320

PPL Capital Funding, Inc., 4.00%, 9/15/47	545	526

Southern Power Co., 4.95%, 12/15/46	805	834
		4,422

Wireless Telecommunications Services – 1.6%

AT&T, Inc., 3.90%, 8/14/27	1,095	1,103
4.50%, 5/15/35	255	250
4.80%, 6/15/44	870	849
4.55%, 3/9/49	850	794

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.2% – continued

Wireless Telecommunications Services – 1.6% – continued

Verizon Communications, Inc., 3.38%, 2/15/25	$771	$758
5.01%, 8/21/54	540	540
		4,294
Total Corporate Bonds
(Cost $70,150)		69,976

FOREIGN ISSUER BONDS – 7.9%

Banks – 0.6%

BPCE S.A., 3.50%, 10/23/27 (3)	685	647

Lloyds Banking Group PLC, 4.50%, 11/4/24	50	50

Santander UK Group Holdings PLC, 4.75%, 9/15/25 (3)	785	790
		1,487

Chemicals – 0.3%

Agrium, Inc., 4.90%, 6/1/43	115	119

Braskem Netherlands Finance B.V., 4.50%, 1/10/28 (3)	835	813
		932

Commercial Finance – 0.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 1/15/25	330	318
3.65%, 7/21/27	285	267
		585

Diversified Banks – 2.3%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)	595	562

Barclays PLC, 4.34%, 1/10/28	415	411

BNP Paribas S.A., 4.38%, 9/28/25 (3)	510	511
4.63%, 3/13/27 (3)	705	716

Credit Agricole S.A., 3.25%, 10/4/24 (3)	345	330

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.63%), 5.63%, 1/17/20 (2)	445	449

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Diversified Banks – 2.3% – continued
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)	$690	$672
5.25%, 3/14/44	695	765

Mitsubishi UFJ Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.79%), 2.54%, 7/25/22 (1)	680	684

Nordea Bank AB, (Variable, USD ICE Swap Rate 5Y + 3.56%), 5.50%, 9/23/19 (2)(3)	305	308

Royal Bank of Scotland Group PLC, (Floating, ICE LIBOR USD 3M + 1.47%), 3.31%, 5/15/23 (1)	825	832
		6,240

Electrical Equipment Manufacturing – 0.3%

Siemens Financieringsmaatschappij N.V., (Floating, ICE LIBOR USD 3M + 0.61%), 2.76%, 3/16/22 (1)(3)	850	858

Exploration & Production – 0.1%

Canadian Natural Resources Ltd., 6.75%, 2/1/39	129	161

Financial Services – 0.4%

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.22%), 3.14%, 5/23/23 (1)(3)	680	691
(Floating, ICE LIBOR USD 3M + 0.95%), 2.79%, 8/15/23 (1)(3)	255	257
		948

Food & Beverage – 0.2%

Suntory Holdings Ltd., 2.55%, 6/28/22 (3)	455	438

Forest & Paper Products Manufacturing – 0.1%

Celulosa Arauco y Constitucion S.A., 5.50%, 11/2/47 (3)	230	235

Integrated Oils – 0.6%

Cenovus Energy, Inc., 6.75%, 11/15/39	215	248

Petroleos Mexicanos, 3.50%, 1/30/23	1,110	1,067

Suncor Energy, Inc., 3.60%, 12/1/24	365	364
		1,679

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Life Insurance – 0.3%

Manulife Financial Corp., (Variable, USD ICE Swap Rate 5Y + 1.65%), 4.06%, 2/24/3 (2)	$690	$674

Metals & Mining – 1.0%

Anglo American Capital PLC, 3.75%, 4/10/22 (3)	765	763
3.63%, 9/11/24 (3)	115	111
4.88%, 5/14/25 (3)	210	215
4.00%, 9/11/27 (3)	230	221
4.50%, 3/15/28 (3)	700	698

Goldcorp, Inc., 3.70%, 3/15/23	255	254

Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	230	295

Vale Overseas Ltd., 4.38%, 1/11/22	230	236
		2,793

Pharmaceuticals – 0.2%

Allergan Funding SCS, 4.55%, 3/15/35	135	132

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	435	406
		538

Pipeline – 0.5%

Enbridge, Inc., 2.90%, 7/15/22	505	490
(Variable, ICE LIBOR USD 3M + 3.64%), 6.25%, 3/1/78 (2)	415	411

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.05%,5/15/67 (1)	499	478
		1,379

Property & Casualty Insurance – 0.2%

Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	384	404

Retail – Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 4.20%, 12/6/47	215	206

Software & Services – 0.1%

Tencent Holdings Ltd., 2.99%, 1/19/23 (3)	305	297

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Utilities – 0.3%

SP PowerAssets Ltd., 3.00%, 9/26/27 (3)	$930	$883

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (3)	180	178
Total Foreign Issuer Bonds
(Cost $21,212)		20,915

U.S. GOVERNMENT AGENCIES – 29.6% (4)

Fannie Mae – 29.2%

Pool #535714, 7.50%, 1/1/31	7	7

Pool #555599, 7.00%, 4/1/33	16	18

Pool #712130, 7.00%, 6/1/33	10	11

Pool #845182, 5.50%, 11/1/35	13	14

Pool #890009, 5.50%, 9/1/36	73	80

Pool #890384, 4.50%, 10/1/41	15	16

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.85% Cap), 3.68%, 9/1/36 (1)	86	90

Pool #932638, 5.00%, 3/1/40	225	244

Pool #AA7583, 4.50%, 6/1/39	15	16

Pool #AB1470, 4.50%, 9/1/40	215	227

Pool #AB3114, 5.00%, 6/1/41	151	163

Pool #AB9522, 3.50%, 5/1/43	1,155	1,165

Pool #AC6118, 4.50%, 11/1/39	211	224

Pool #AC9581, 5.50%, 1/1/40	108	119

Pool #AD0915, 5.50%, 12/1/38	113	124

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (4) – continued

Fannie Mae – 29.2% – continued

Pool #AD1645, 5.00%, 3/1/40	$22	$23

Pool #AD6929, 5.00%, 6/1/40	138	150

Pool #AD7775, 4.50%, 8/1/40	469	498

Pool #AH1507, 4.50%, 12/1/40	273	289

Pool #AH9109, 4.50%, 4/1/41	17	18

Pool #AI8193, 4.50%, 8/1/41	775	820

Pool #AL4408, 4.50%, 11/1/43	1,153	1,221

Pool #AL4908, 4.00%, 2/1/44	295	304

Pool #AL5686, 4.00%, 9/1/44	856	883

Pool #AL8352, 3.00%, 10/1/44	3,703	3,646

Pool #AL9069, 3.00%, 3/1/44	3,935	3,875

Pool #AQ9333, 4.00%, 1/1/43	800	828

Pool #AS3473, 4.00%, 10/1/44	1,674	1,721

Pool #AS3655, 4.50%, 10/1/44	681	716

Pool #AS3797, 5.00%, 11/1/44	506	541

Pool #AS5722, 3.50%, 9/1/45	364	365

Pool #AS6075, 4.00%, 10/1/45	1,548	1,590

Pool #AS6184, 3.50%, 11/1/45	2,960	2,982

Pool #AS6520, 3.50%, 1/1/46	1,190	1,194

Pool #AS6730, 3.50%, 2/1/46	1,823	1,829

Pool #AS7568, 4.50%, 7/1/46	2,460	2,577

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (4) – continued

Fannie Mae – 29.2% – continued

Pool #AS8699, 4.00%, 1/1/47	$2,071	$2,127

Pool #AU7032, 4.00%, 11/1/43	2,980	3,080

Pool #AW2706, 4.00%, 4/1/44	1,177	1,211

Pool #AW6233, 4.50%, 6/1/44	792	838

Pool #AZ7903, 4.00%, 6/1/41	1,163	1,202

Pool #BC0326, 3.50%, 12/1/45	1,982	1,989

Pool #BC4898, 3.50%, 2/1/46	1,982	1,988

Pool #BD1165, 3.00%, 10/1/46	1,377	1,344

Pool #BD5046, 3.50%, 2/1/47	1,596	1,602

Pool #BD7060, 4.00%, 3/1/47	2,613	2,683

Pool #BD7081, 4.00%, 3/1/47	2,123	2,181

Pool #BE3619, 4.00%, 5/1/47	2,265	2,327

Pool #BE3702, 4.00%, 6/1/47	2,052	2,108

Pool #BE5651, 3.00%, 2/1/47	1,345	1,313

Pool #BM2000, 3.50%, 5/1/47	2,307	2,314

Pool #MA2522, 3.50%, 2/1/46	1,346	1,350

Pool #MA2642, 3.50%, 6/1/46	1,076	1,079

Pool #MA2705, 3.00%, 8/1/46	1,297	1,266

Pool #MA2864, 3.50%, 1/1/47	1,355	1,360

Pool #MA2929, 3.50%, 3/1/47	1,753	1,758

Pool #MA3027, 4.00%, 6/1/47	2,404	2,470

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (4) – continued

Fannie Mae – 29.2% – continued

Pool #MA3088, 4.00%, 8/1/47	$1,437	$1,477

Pool #MA3120, 3.50%, 9/1/47	2,483	2,491

Pool #MA3183, 4.00%, 11/1/47	2,624	2,697

Pool #MA3184, 4.50%, 11/1/47	2,343	2,459

Pool #MA3211, 4.00%, 12/1/47	2,624	2,699
		78,001

Freddie Mac – 0.1%

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 11.33% Cap), 3.55%, 9/1/37 (1)	5	5

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 1.71%, 11.06% Cap), 3.49%, 11/1/37 (1)	85	89

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.86%, 10.75% Cap), 3.63%, 4/1/37 (1)	54	56

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.91% Cap), 3.65%, 9/1/37 (1)	105	111
		261

Freddie Mac Gold – 0.3%

Pool #A65182, 6.50%, 9/1/37	221	249

Pool #C02790, 6.50%, 4/1/37	128	146

Pool #C02838, 5.50%, 5/1/37	108	119

Pool #C03517, 4.50%, 9/1/40	157	166

Pool #G01954, 5.00%, 11/1/35	97	104
		784

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	4	5

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (4) – continued

Government National Mortgage Association I – 0.0% – continued

Pool #633627, 5.50%, 9/15/34	$3	$3
		8
Total U.S. Government Agencies
(Cost $81,394)		79,054

U.S. GOVERNMENT OBLIGATIONS – 30.8%

U.S. Treasury Bonds – 3.5%

2.75%, 11/15/47	9,662	9,237

U.S. Treasury Notes – 27.3%

2.25%, 2/15/21	32,590	32,465

2.63%, 2/28/23	20,730	20,793

2.75%, 2/28/25	9,438	9,478

2.75%, 2/15/28	10,194	10,199
		72,935
Total U.S. Government Obligations
(Cost $81,724)		82,172

MUNICIPAL BONDS – 0.6%

Alabama – 0.2%

Alabama Economic Settlement Authority Taxable Revenue Bonds, Series B, 3.16%, 9/15/25	395	394

California – 0.2%

California State Taxable G.O. Unlimited Bonds, High Speed Passenger Train, 2.19%, 4/1/20 (5)(6)	635	632

Wisconsin – 0.2%

Wisconsin State General Fund Annual Appropriation Taxable Revenue Refunding Bonds, Series C, 3.15%, 5/1/27	615	605
Total Municipal Bonds
(Cost $1,645)		1,631

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (7)(8)	2,589,685	$2,590
Total Investment Companies
(Cost $2,590)		2,590

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.35%, 4/12/18 (9)(10)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 99.2%
(Cost $267,090)		264,573

Other Assets less Liabilities – 0.8%		2,262
NET ASSETS – 100.0%		$266,835

(1)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2018 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Ultra 10-Year U.S. Treasury Note	(45)	$5,844	Short	6/18	$(85)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	31.3%
U.S. Agency	29.9
AAA	2.9
AA	0.8
A	6.6
BBB	27.3
BB	0.2
Cash Equivalents	1.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–		$7,735	$–	$7,735
Corporate Bonds (1)	–		69,976	–	69,976
Foreign Issuer Bonds (1)	–		20,915	–	20,915
U.S. Government Agencies (1)	–		79,054	–	79,054
U.S. Government Obligations (1)	–		82,172	–	82,172
Municipal Bonds (1)	–		1,631	–	1,631
Investment Companies	2,590		–	–	2,590
Short-Term Investments	–		500	–	500
Total Investments	$2,590		$261,983	$–	$264,573

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(85)	$–	$–		$(85)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M - 3 Month

1Y - 1 Year

5Y - 5 Year

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.0%

Commercial Mortgage-Backed Securities – 3.0%

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	$1,700	$1,742

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	7,315	7,192

Commercial Mortgage Trust, Series 2015-CR23, Class A2 2.85%, 5/10/48	690	690

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	1,030	1,032

GS Mortgage Securities Trust, Series 2011-GC5, Class A4 3.71%, 8/10/44	100	102

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	6,185	6,251

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,950	2,911

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	6,850	6,790

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	1,495	1,497

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	4,680	4,726

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	2,400	2,393
		35,326
Total Asset-Backed Securities
(Cost $35,975)		35,326

CORPORATE BONDS – 35.6%

Aerospace & Defense – 0.1%

L3 Technologies, Inc., 3.85%, 12/15/26	780	771

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Aerospace & Defense – 0.1% – continued

Northrop Grumman Corp., 4.03%, 10/15/47	$980	$941
		1,712

Automobiles Manufacturing – 0.9%

Ford Motor Co., 7.45%, 7/16/31	635	769

General Motors Co., 6.25%, 10/2/43	5,870	6,447

General Motors Financial Co., Inc., (Floating, ICE LIBOR USD 3M + 1.55%), 3.27%, 1/14/22 (1)	1,540	1,577

(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2)(3)	2,000	1,965
		10,758

Banks – 0.6%

Capital One N.A., (Floating, ICE LIBOR USD 3M + 1.15%), 2.92%, 1/30/23 (1)	1,160	1,165

PNC Financial Services Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.85%, 6/1/23 (2)(3)	3,495	3,502

SunTrust Banks, Inc., (Variable, ICE LIBOR USD 3M + 2.79%), 5.13%, 12/15/27 (2)(3)	3,170	3,037
		7,704

Biotechnology – 0.4%

Amgen, Inc., 4.40%, 5/1/45	755	754

Baxalta, Inc., 3.60%, 6/23/22	1,150	1,146

Celgene Corp., 5.25%, 8/15/43	2,510	2,735
		4,635

Cable & Satellite – 1.1%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (4)	1,970	1,847

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	2,325	2,375

6.48%, 10/23/45	2,765	3,035

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Cable & Satellite – 1.1% – continued

Comcast Corp., 3.97%, 11/1/47	$2,595	$2,460

CSC Holdings LLC, 10.88%, 10/15/25 (4)	1,565	1,839

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (4)	1,090	1,003
		12,559

Casinos & Gaming – 0.1%

Eldorado Resorts, Inc., 7.00%, 8/1/23	1,000	1,058

Chemicals – 0.4%

CF Industries, Inc., 5.15%, 3/15/34	1,520	1,448

Eastman Chemical Co., 4.65%, 10/15/44	1,101	1,136

RPM International, Inc., 4.25%, 1/15/48	2,045	1,933
		4,517

Commercial Finance – 0.3%

Aviation Capital Group LLC, 3.50%, 11/1/27 (4)	3,215	3,016

Construction Materials Manufacturing – 0.5%

CRH America Finance, Inc., 4.50%, 4/4/48 (4)	1,000	997

Martin Marietta Materials, Inc., 4.25%, 12/15/47	2,060	1,905

Owens Corning, 4.40%, 1/30/48	2,505	2,313

Vulcan Materials Co., 4.50%, 6/15/47	1,270	1,202
		6,417

Consumer Finance – 0.9%

Capital One Financial Corp., 4.20%, 10/29/25	2,445	2,423

Discover Financial Services, (Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2)(3)	3,805	3,719

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (4)	4,515	4,515
		10,657

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS — 35.6% – continued

Consumer Services – 0.4%

Brink’s (The) Co., 4.63%, 10/15/27 (4)	$2,560	$2,374

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (4)	1,094	1,186

Service Corp. International, 5.38%, 1/15/22	1,600	1,632
		5,192

Containers & Packaging – 0.6%

BWAY Holding Co., 7.25%, 4/15/25 (4)	2,805	2,861

International Paper Co., 4.40%, 8/15/47	2,500	2,383

Packaging Corp. of America, 3.40%, 12/15/27	1,355	1,296
		6,540

Diversified Banks – 4.8%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.66%), 2.40%, 7/21/21 (1)	3,365	3,376

(Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 10/21/22 (1)	905	919

(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 4/24/23 (1)	2,760	2,780
4.20%, 8/26/24	3,480	3,534
4.00%, 1/22/25	3,695	3,688

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2)(3)	1,990	2,002
6.11%, 1/29/37	2,725	3,279
5.00%, 1/21/44	2,444	2,744

Citigroup, Inc., (Floating, ICE LIBOR USD 3M + 0.96%), 2.71%, 4/25/22 (1)	1,240	1,247

(Floating, ICE LIBOR USD 3M + 0.69%), 2.45%, 10/27/22 (1)	2,640	2,627

(Floating, ICE LIBOR USD 3M + 0.95%), 2.69%, 7/24/23 (1)	2,890	2,901

(Floating, ICE LIBOR USD 3M + 1.10%), 2.98%, 5/17/24 (1)	4,415	4,455
3.88%, 3/26/25	2,480	2,454
4.13%, 7/25/28	3,055	3,019
6.68%, 9/13/43	2,872	3,722
4.75%, 5/18/46	1,425	1,448

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Diversified Banks – 4.8% – continued

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.47%), 7.90%, 7/30/18 (2)(3)	$4,900	$4,925

(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (2)(3)	1,995	2,049

(Variable, ICE LIBOR USD 3M + 2.58%), 4.63%, 11/1/22 (2)(3)	3,915	3,729

(Floating, ICE LIBOR USD 3M + 0.90%), 2.65%, 4/25/23 (1)	1,835	1,842
		56,740

Electrical Equipment Manufacturing – 0.7%

Fortive Corp., 3.15%, 6/15/26	2,855	2,736

Keysight Technologies, Inc., 3.30%, 10/30/19	1,480	1,483
4.60%, 4/6/27	1,430	1,472

Roper Technologies, Inc., 3.85%, 12/15/25	2,185	2,206
		7,897

Entertainment Content – 0.1%

Time Warner, Inc., 4.85%, 7/15/45	1,635	1,671

Exploration & Production – 1.9%

Apache Corp., 4.25%, 1/15/44	1,490	1,366

Continental Resources, Inc., 4.38%, 1/15/28 (4)	2,115	2,062

Hess Corp., 7.13%, 3/15/33	1,000	1,200
6.00%, 1/15/40	2,025	2,138

Murphy Oil Corp., 6.88%, 8/15/24	3,270	3,409
5.88%, 12/1/42	3,560	3,257

SM Energy Co., 5.63%, 6/1/25	3,565	3,378
6.75%, 9/15/26	890	881

Southwestern Energy Co., 6.70%, 1/23/25	2,655	2,577

Whiting Petroleum Corp., 6.63%, 1/15/26 (4)	1,865	1,879
		22,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Financial Services – 4.3%

Ares Capital Corp., 3.50%, 2/10/23	$2,175	$2,113
4.25%, 3/1/25	2,560	2,487

Blackstone Holdings Finance Co. LLC, 3.15%, 10/2/27 (4)	965	925

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 3.32%), 4.63%, 3/1/22 (2)(3)	3,310	3,310

(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)(3)	2,075	2,028

Eagle Holding Co. II LLC, 7.63%, (100% Cash), 5/15/22 (4)(5)	1,315	1,325

FMR LLC, 6.45%, 11/15/39 (4)	3,915	5,113

Goldman Sachs Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.92%), 5.38%, 5/10/20 (2)(3)	1,910	1,961

(Floating, ICE LIBOR USD 3M + 1.11%), 2.86%, 4/26/22 (1)	835	842

(Floating, ICE LIBOR USD 3M + 0.78%), 2.55%, 10/31/22 (1)	2,540	2,535

(Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (2)(3)	2,500	2,431

(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 7/24/23 (1)	3,250	3,250

(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (2)	2,175	2,094
6.75%, 10/1/37	2,427	3,040
4.80%, 7/8/44	2,700	2,910

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	1,465	1,491

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 1/20/22 (1)	1,625	1,645

(Floating, ICE LIBOR USD 3M + 0.93%), 2.67%, 7/22/22 (1)	3,325	3,338

(Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 10/24/23 (1)	2,160	2,209

(Floating, ICE LIBOR USD 3M + 1.22%), 3.01%, 5/8/24 (1)	2,815	2,860
5.00%, 11/24/25	1,260	1,318
4.30%, 1/27/45	1,722	1,741
		50,966

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Food & Beverage – 1.1%

Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	$1,235	$1,332

Beam Suntory, Inc., 3.25%, 6/15/23	2,150	2,117

Constellation Brands, Inc., 4.75%, 12/1/25	2,845	2,996

Molson Coors Brewing Co., 3.00%, 7/15/26	2,065	1,913
5.00%, 5/1/42	1,913	2,040

Post Holdings, Inc., 5.75%, 3/1/27 (4)	2,095	2,084

Smithfield Foods, Inc., 2.65%, 10/3/21 (4)	810	775
		13,257

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (4)	1,235	1,309

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	1,840	1,904
6.35%, 10/15/45	2,570	2,746
		5,959

Health Care Facilities & Services – 1.2%

CVS Health Corp., (Floating, ICE LIBOR USD 3M + 0.63%), 2.69%, 3/9/20 (1)	3,505	3,518
3.35%, 3/9/21	910	915
2.75%, 12/1/22	1,090	1,049
4.30%, 3/25/28	1,910	1,918
5.05%, 3/25/48	3,990	4,197

HCA, Inc., 5.50%, 6/15/47	1,445	1,396

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	1,200	1,169
		14,162

Home Improvement – 0.3%

Masco Corp., 4.50%, 5/15/47	865	825

ServiceMaster (The) Co. LLC, 5.13%, 11/15/24 (4)	2,300	2,225
		3,050

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Homebuilders – 0.0%

D.R. Horton, Inc., 5.75%, 8/15/23	$180	$199

Industrial Other – 0.1%

H&E Equipment Services, Inc., 5.63%, 9/1/25	1,550	1,563

Life Insurance – 0.9%

MetLife, Inc., 6.40%, 12/15/36	746	818

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (2)	2,555	2,577

Protective Life Corp., 8.45%, 10/15/39	4,725	6,962

Protective Life Global Funding, 2.62%, 8/22/22 (4)	750	728
		11,085

Managed Care – 0.4%

Anthem, Inc., 3.50%, 8/15/24	1,500	1,471

Humana, Inc., 4.63%, 12/1/42	1,425	1,436

Magellan Health, Inc., 4.40%, 9/22/24	2,370	2,355
		5,262

Medical Equipment & Devices Manufacturing – 0.1%

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	1,025	995

Metals & Mining – 0.7%

AK Steel Corp., 6.38%, 10/15/25	2,460	2,319

Glencore Funding LLC, 4.00%, 4/16/25 (4)	690	676
4.00%, 3/27/27 (4)	2,680	2,587
3.88%, 10/27/27 (4)	1,325	1,257

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (4)	1,170	1,290
		8,129

Oil & Gas Services & Equipment – 0.8%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	1,145	1,121
4.08%, 12/15/47	1,620	1,532

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Oil & Gas Services & Equipment – 0.8% – continued

Nabors Industries, Inc., 5.75%, 2/1/25 (4)	$2,130	$2,010

Oceaneering International, Inc., 6.00%, 2/1/28	1,335	1,320

Patterson-UTI Energy, Inc., 3.95%, 2/1/28 (4)	1,535	1,479

Rowan Cos., Inc., 7.38%, 6/15/25	2,665	2,498
		9,960

Pharmaceuticals – 0.3%

AbbVie, Inc., 4.50%, 5/14/35	585	599
4.70%, 5/14/45	1,415	1,459

Mylan, Inc., 5.40%, 11/29/43	1,535	1,581
		3,639

Pipeline – 2.3%

Boardwalk Pipelines L.P., 5.95%, 6/1/26	1,930	2,069

Energy Transfer Equity L.P., 5.50%, 6/1/27	2,105	2,110

Energy Transfer Partners L.P., (Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (2)(3)	3,125	2,990
4.20%, 4/15/27	805	777

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2)(3)	1,905	1,777

Enterprise Products Operating LLC, (Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 2/15/78 (2)	2,315	2,217

Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/1/25	2,495	2,445

Kinder Morgan, Inc., 5.55%, 6/1/45	2,530	2,655
5.05%, 2/15/46	1,625	1,590

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	2,830	2,866

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	2,745	2,649

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Pipeline – 2.3% – continued

SemGroup Corp., 6.38%, 3/15/25	$2,705	$2,583

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	1,015	964
		27,692

Power Generation – 0.1%

Terraform Global Operating LLC, 6.13%, 3/1/26 (4)	1,035	1,043

Publishing & Broadcasting – 0.2%

CBS Radio, Inc., 7.25%, 11/1/24 (4)	2,340	2,384

Real Estate – 1.9%

American Tower Corp., 3.13%, 1/15/27	2,700	2,474
3.60%, 1/15/28	2,570	2,440

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	1,515	1,480

EPR Properties, 4.50%, 4/1/25	1,500	1,497
4.50%, 6/1/27	2,215	2,160

Howard Hughes (The) Corp., 5.38%, 3/15/25 (4)	2,105	2,079

Iron Mountain, Inc., 4.88%, 9/15/27 (4)	2,065	1,915

iStar, Inc., 6.50%, 7/1/21	2,020	2,063

Omega Healthcare Investors, Inc., 5.25%, 1/15/26	1,925	1,954
4.75%, 1/15/28	965	936

Ventas Realty L.P., 5.70%, 9/30/43	1,290	1,501

Welltower, Inc., 4.25%, 4/1/26	2,060	2,086
		22,585

Refining & Marketing – 0.1%

Phillips 66, 4.65%, 11/15/34	1,000	1,049

Restaurants – 0.2%

Golden Nugget, Inc., 6.75%, 10/15/24 (4)	2,920	2,935

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Retail – Consumer Discretionary – 0.2%

ERAC USA Finance LLC, 7.00%, 10/15/37 (4)	$1,885	$2,457

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 3.75%, 9/25/27	1,410	1,363

Semiconductors – 0.2%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	1,135	1,119

Maxim Integrated Products, Inc., 3.45%, 6/15/27	1,200	1,160
		2,279

Software & Services – 0.5%

Citrix Systems, Inc., 4.50%, 12/1/27	1,860	1,848

IBM Credit LLC, (Floating, ICE LIBOR USD 3M + 0.16%), 1.95%, 2/5/21 (1)	750	750

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (4)	2,535	2,820
		5,418

Tobacco – 0.9%

Altria Group, Inc., 4.50%, 5/2/43	780	791
5.38%, 1/31/44	2,680	3,079

BAT Capital Corp., (Floating, ICE LIBOR USD 3M + 0.88%), 2.72%, 8/15/22 (1)(4)	1,230	1,237

Reynolds American, Inc., 5.85%, 8/15/45	2,372	2,775

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	2,475	2,627
		10,509

Transportation & Logistics – 0.2%

Penske Truck Leasing Co. L.P./PTL Finance Corp., 2.70%, 3/14/23 (4)	3,035	2,914

Utilities – 1.9%

AES Corp., 5.50%, 4/15/25	2,241	2,317

Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44	2,005	2,101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 35.6% – continued

Utilities – 1.9% – continued

Duke Energy Florida LLC, 3.40%, 10/1/46	$1,135	$1,032

Exelon Corp., 5.63%, 6/15/35	2,540	3,032

Mississippi Power Co., 3.95%, 3/30/28	1,115	1,122

NextEra Energy Capital Holdings, Inc., (Variable, ICE LIBOR USD 3M + 2.41%), 4.80%, 12/1/77 (2)	3,040	2,926

Pennsylvania Electric Co., 3.25%, 3/15/28 (4)	1,600	1,506

PPL Capital Funding, Inc., 4.00%, 9/15/47	2,540	2,450

Southern Power Co., 4.95%, 12/15/46	3,835	3,975

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	2,465	2,335
		22,796

Waste & Environment Services & Equipment – 0.2%

Advanced Disposal Services, Inc., 5.63%, 11/15/24(4)	2,360	2,384

Wireless Telecommunications Services – 1.8%

AT&T, Inc., 3.90%, 8/14/27	4,935	4,969
4.80%, 6/15/44	4,470	4,363
4.55%, 3/9/49	4,090	3,823

Sprint Corp., 7.88%, 9/15/23	4,110	4,192
7.13%, 6/15/24	1,705	1,662

Verizon Communications, Inc., 5.01%, 8/21/54	2,565	2,565
		21,574

Wireline Telecommunications Services – 0.3%

Frontier Communications Corp., 10.50%, 9/15/22	1,960	1,639

Windstream Services LLC/Windstream Finance Corp., 7.75%, 10/15/20	1,770	1,478
		3,117
Total Corporate Bonds
(Cost $423,829)		423,945

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.5%

Auto Parts Manufacturing – 0.2%

Dana Financing Luxembourg S.a.r.l., 6.50%, 6/1/26 (4)	$2,135	$2,220

Banks – 0.6%

BPCE S.A., 3.50%, 10/23/27 (4)	3,205	3,027

Lloyds Banking Group PLC, 4.50%, 11/4/24	1,272	1,279

Santander UK Group Holdings PLC, 4.75%, 9/15/25 (4)	3,415	3,436
		7,742

Cable & Satellite – 1.1%

Altice Financing S.A., 6.63%, 2/15/23 (4)	2,050	2,029
7.50%, 5/15/26 (4)	3,550	3,479

Altice Luxembourg S.A., 7.75%, 5/15/22 (4)	2,435	2,261

UPC Holding B.V., 5.50%, 1/15/28 (4)	2,625	2,422

VTR Finance B.V., 6.88%, 1/15/24 (4)	1,000	1,042

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (4)	2,345	2,204
		13,437

Chemicals – 0.5%

Agrium, Inc., 4.90%, 6/1/43	680	707

Braskem Netherlands Finance B.V., 4.50%, 1/10/28 (4)	3,925	3,821

NOVA Chemicals Corp., 4.88%, 6/1/24 (4)	2,020	1,934
		6,462

Commercial Finance – 0.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 1/15/25	1,545	1,489
3.65%, 7/21/27	1,435	1,344
		2,833

Containers & Packaging – 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (4)	1,970	2,096

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.5% – continued

Diversified Banks – 2.7%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)(3)	$2,795	$2,638

Barclays PLC, 4.34%, 1/10/28	1,760	1,745

BNP Paribas S.A., 4.38%, 9/28/25 (4)	3,670	3,680
4.63%, 3/13/27 (4)	3,255	3,307
(Variable, USD Swap 5Y + 2.84%), 5.13%, 11/15/27 (2)(3)(4)	5,275	4,833

Credit Agricole S.A., 3.25%, 10/4/24 (4)	1,605	1,533

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	3,405	3,318
5.25%, 3/14/44	3,746	4,121

Mitsubishi UFJ Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.79%), 2.54%, 7/25/22 (1)	3,340	3,358

Royal Bank of Scotland Group PLC, (Floating, ICE LIBOR USD 3M + 1.47%), 3.31%, 5/15/23 (1)	3,925	3,959
		32,492

Exploration & Production – 0.1%

Canadian Natural Resources Ltd., 6.75%, 2/1/39	605	757

Financial Services – 0.1%

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 0.95%), 2.79%, 8/15/23 (1)(4)	1,160	1,166

Food & Beverage – 0.3%

MARB BondCo PLC, 6.88%, 1/19/25 (4)	1,040	952

Suntory Holdings Ltd., 2.55%, 6/28/22 (4)	2,185	2,102
		3,054

Forest & Paper Products Manufacturing – 0.1%

Celulosa Arauco y Constitucion S.A., 5.50%, 11/2/47 (4)	1,070	1,091

Integrated Oils – 0.1%

Cenovus Energy, Inc., 6.75%, 11/15/39	1,015	1,169

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.5% – continued

Life Insurance – 0.3%

Manulife Financial Corp., (Variable, USD ICE Swap Rate 5Y + 1.65%), 4.06%, 2/24/32 (2)	$3,225	$3,149

Metals & Mining – 2.0%

Anglo American Capital PLC, 3.75%, 4/10/22 (4)	3,585	3,574
3.63%, 9/11/24 (4)	535	515
4.88%, 5/14/25 (4)	790	810
4.00%, 9/11/27 (4)	720	691
4.50%, 3/15/28 (4)	3,175	3,168

FMG Resources (August 2006) Pty. Ltd., 4.75%, 5/15/22 (4)	3,520	3,476
5.13%, 3/15/23 (4)	2,060	2,046

Goldcorp, Inc., 3.70%, 3/15/23	1,235	1,228

IAMGOLD Corp., 7.00%, 4/15/25 (4)	2,800	2,863

New Gold, Inc., 6.38%, 5/15/25 (4)	1,115	1,140

Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	1,069	1,373

Teck Resources Ltd., 6.25%, 7/15/41	2,120	2,247

Vale Overseas Ltd., 4.38%, 1/11/22	802	823
		23,954

Oil & Gas Services & Equipment – 0.4%

Ensco PLC, 7.75%, 2/1/26	1,820	1,670

Noble Holding International Ltd., 7.75%, 1/15/24	1,265	1,173
7.88%, 2/1/26 (4)	1,990	1,960
		4,803

Pharmaceuticals – 0.2%

Allergan Funding SCS, 4.55%, 3/15/35	1,035	1,013

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	1,995	1,860
		2,873

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.5% – continued

Pipeline – 0.5%

Enbridge, Inc., 2.90%, 7/15/22	$2,345	$2,275
(Variable, ICE LIBOR USD 3M + 3.64%), 6.25%, 3/1/78 (2)	1,855	1,838

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.05%, 5/15/67 (1)	2,470	2,368
		6,481

Property & Casualty Insurance – 0.2%

Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	2,070	2,176

Refining & Marketing – 0.4%

Parkland Fuel Corp., 6.00%, 4/1/26	2,535	2,548

Puma International Financing S.A., 5.00%, 1/24/26 (4)	1,925	1,839
		4,387

Retail – Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 4.20%, 12/6/47	1,020	979

Software & Services – 0.1%

Tencent Holdings Ltd., 2.99%, 1/19/23 (4)	1,400	1,364

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (4)	850	839
Total Foreign Issuer Bonds
(Cost $128,244)		125,524

U.S. GOVERNMENT AGENCIES – 31.2% (6)

Fannie Mae – 30.5%

Pool #255498, 5.50%, 12/1/34	174	191

Pool #256883, 6.00%, 9/1/37	15	16

Pool #535714, 7.50%, 1/1/31	24	27

Pool #545003, 8.00%, 5/1/31	1	1

Pool #545437, 7.00%, 2/1/32	51	58

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.2% (6) – continued

Fannie Mae – 30.5% – continued

Pool #545556, 7.00%, 4/1/32	$31	$35

Pool #555189, 7.00%, 12/1/32	227	256

Pool #581806, 7.00%, 7/1/31	56	63

Pool #585617, 7.00%, 5/1/31 (7)	–	–

Pool #745148, 5.00%, 1/1/36	106	115

Pool #888538, 5.50%, 1/1/37	259	284

Pool #890009, 5.50%, 9/1/36	1,178	1,294

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.85% Cap), 3.68%, 9/1/36 (1)	947	1,000

Pool #929035, 6.50%, 1/1/38	241	269

Pool #932638, 5.00%, 3/1/40	4,260	4,613

Pool #955782, 6.50%, 10/1/37	68	77

Pool #990702, 6.50%, 9/1/38	1,581	1,765

Pool #AB1470, 4.50%, 9/1/40	1,587	1,679

Pool #AB3114, 5.00%, 6/1/41	1,952	2,111

Pool #AB9522, 3.50%, 5/1/43	16,417	16,551

Pool #AC6767, 4.50%, 1/1/40	1,384	1,465

Pool #AC9581, 5.50%, 1/1/40	2,717	2,993

Pool #AD0915, 5.50%, 12/1/38	100	110

Pool #AD6929, 5.00%, 6/1/40	1,724	1,864

Pool #AH1166, 4.50%, 12/1/40	2,069	2,189

Pool #AH1507, 4.50%, 12/1/40	5,158	5,459

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.2% (6) – continued

Fannie Mae – 30.5% – continued

Pool #AL4408, 4.50%, 11/1/43	$6,527	$6,910

Pool #AL5686, 4.00%, 9/1/44	4,452	4,594

Pool #AL8352, 3.00%, 10/1/44	20,325	20,011

Pool #AL9069, 3.00%, 3/1/44	9,869	9,717

Pool #AQ9333, 4.00%, 1/1/43	3,972	4,108

Pool #AS2703, 4.00%, 6/1/44	4,662	4,813

Pool #AS3473, 4.00%, 10/1/44	7,360	7,570

Pool #AS3655, 4.50%, 10/1/44	2,563	2,692

Pool #AS6075, 4.00%, 10/1/45	3,775	3,877

Pool #AS6184, 3.50%, 11/1/45	12,691	12,786

Pool #AS6520, 3.50%, 1/1/46	5,187	5,204

Pool #AS6730, 3.50%, 2/1/46	9,523	9,553

Pool #AS7568, 4.50%, 7/1/46	8,731	9,146

Pool #AS8699, 4.00%, 1/1/47	5,786	5,943

Pool #AU7032, 4.00%, 11/1/43	24,488	25,313

Pool #AW6233, 4.50%, 6/1/44	6,438	6,816

Pool #AZ7903, 4.00%, 6/1/41	4,410	4,558

Pool #BC0326, 3.50%, 12/1/45	4,808	4,824

Pool #BC4898, 3.50%, 2/1/46	8,880	8,909

Pool #BD1165, 3.00%, 10/1/46	7,729	7,545

Pool #BD5046, 3.50%, 2/1/47	4,485	4,499

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.2% (6) – continued

Fannie Mae – 30.5% – continued

Pool #BD7060, 4.00%, 3/1/47	$10,369	$10,648

Pool #BD7081, 4.00%, 3/1/47	10,151	10,426

Pool #BE3619, 4.00%, 5/1/47	10,557	10,845

Pool #BE3702, 4.00%, 6/1/47	9,532	9,789

Pool #BE5651, 3.00%, 2/1/47	7,528	7,349

Pool #BM2000, 3.50%, 5/1/47	10,576	10,611

Pool #MA2522, 3.50%, 2/1/46	6,527	6,548

Pool #MA2642, 3.50%, 6/1/46	7,518	7,543

Pool #MA2705, 3.00%, 8/1/46	7,295	7,121

Pool #MA2864, 3.50%, 1/1/47	3,804	3,816

Pool #MA2929, 3.50%, 3/1/47	4,924	4,940

Pool #MA3027, 4.00%, 6/1/47	6,740	6,924

Pool #MA3088, 4.00%, 8/1/47	4,442	4,564

Pool #MA3120, 3.50%, 9/1/47	11,739	11,777

Pool #MA3183, 4.00%, 11/1/47	10,405	10,692

Pool #MA3184, 4.50%, 11/1/47	14,251	14,954

Pool #MA3211, 4.00%, 12/1/47	10,497	10,797
		363,217

Freddie Mac – 0.2%

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 11.33% Cap), 3.55%, 9/1/37 (1)	63	63

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 1.71%, 11.06% Cap), 3.49%, 11/1/37 (1)	894	933

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.2% (6) – continued

Freddie Mac – 0.2% – continued

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.86%, 10.75% Cap), 3.63%, 4/1/37 (1)	$463	$486

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.91% Cap), 3.65%, 9/1/37 (1)	775	815

Pool #848076, (Floating, ICE LIBOR USD 1Y + 1.98%, 10.63% Cap), 4.57%, 6/1/38 (1)	351	354
		2,651

Freddie Mac Gold – 0.5%

Pool #A65182, 6.50%, 9/1/37	1,548	1,743

Pool #A92650, 5.50%, 6/1/40	126	137

Pool #C00910, 7.50%, 1/1/30	175	201

Pool #C02790, 6.50%, 4/1/37	846	964

Pool #C02838, 5.50%, 5/1/37	1,198	1,321

Pool #G01954, 5.00%, 11/1/35	679	732

Pool #G18643, 2.50%, 5/1/32	271	265
		5,363
Total U.S. Government Agencies
(Cost $380,666)		371,231

U.S. GOVERNMENT OBLIGATIONS – 18.4%

U.S. Treasury Bonds – 2.5%

2.75%, 11/15/47	31,418	30,035

U.S. Treasury Notes – 15.9%

2.25%, 2/15/21	103,340	102,944

2.63%, 2/28/23	50,563	50,717

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 18.4% – continued

U.S. Treasury Notes – 15.9% – continued

2.75%, 2/28/25	$9,182	$9,220

2.75%, 2/15/28	26,520	26,534
		189,415
Total U.S. Government Obligations
(Cost $218,359)		219,450

MUNICIPAL BONDS – 0.2%

Alabama – 0.2%

Alabama Economic Settlement Authority Taxable Revenue Bonds, Series B, 3.16%, 9/15/25	1,740	1,737
Total Municipal Bonds
(Cost $1,740)		1,737

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (8)(9)	2,597,598	$2,598
Total Investment Companies
(Cost $2,598)		2,598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.35%, 4/12/18 (10)(11)	$2,000	$1,999
Total Short-Term Investments
(Cost $1,999)		1,999

Total Investments – 99.3%
(Cost $1,193,410)		1,181,810

Other Assets less Liabilities – 0.7%		8,521
NET ASSETS – 100.0%		$1,190,331

(1)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Principal Amount and Value rounds to less than one thousand.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2018 is disclosed.
(10)	Discount rate at the time of purchase.
(11)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Ultra 10-Year U.S. Treasury Note	(229)	$(29,738)	Short	6/18	$(432)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	18.7%
U.S. Agency	31.4
AAA	3.0
A	6.1
BBB	26.8
BB	6.9
B	6.0
CCC	0.9
Cash Equivalents	0.2

Total	100.0%

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$35,326	$–	$35,326
Corporate Bonds (1)	–	423,945	–	423,945
Foreign Issuer Bonds (1)	–	125,524	–	125,524
U.S Government Agencies (1)	–	371,231	–	371,231
U.S Government Obligations (1)	–	219,450	–	219,450
Municipal Bonds (1)	–	1,737	–	1,737
Investment Companies	2,598	–	–	2,598
Short-Term Investments	–	1,999	–	1,999
Total Investments	$2,598	$1,179,212	$–	$1,181,810

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(432)	$–	$–	$(432)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0%

Aerospace & Defense – 1.7%

Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/1/22 (1)	$19,500	$20,329

StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23 (1)	18,425	20,014

Triumph Group, Inc., 7.75%, 8/15/25	20,850	21,371
		61,714

Auto Parts Manufacturing – 0.5%

American Axle & Manufacturing, Inc., 6.25%, 4/1/25	18,275	18,229

Automobiles Manufacturing – 0.6%

General Motors Financial Co., Inc., (Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2)(3)	22,600	22,204

Banks – 0.5%

CIT Group, Inc., (Variable, ICE LIBOR USD 3M + 3.97%), 5.80%, 6/15/22 (2)(3)	18,524	18,524

Biotechnology – 0.8%

Sotera Health Topco, Inc., 8.13%, (100% Cash), 11/1/21 (1)(4)	27,255	27,391

Building Materials – 1.0%

FBM Finance, Inc., 8.25%, 8/15/21 (1)	19,131	19,992

Pisces Midco, Inc., 4/15/26 (1)(5)	14,425	14,569
		34,561

Cable & Satellite – 2.9%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (1)	19,022	17,833

CSC Holdings LLC, 10.88%, 10/15/25 (1)	23,650	27,789

DISH DBS Corp., 7.75%, 7/1/26	14,067	13,191

Hughes Satellite Systems Corp., 6.63%, 8/1/26	19,530	19,432

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	27,900	25,668
		103,913

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Casinos & Gaming – 0.6%

Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (1)	$22,325	$22,213

Chemicals – 1.1%

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	19,210	20,453

Hexion, Inc., 6.63%, 4/15/20	20,875	19,466
		39,919

Coal Operations – 1.0%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 5/1/25 (1)	18,350	19,267

Peabody Energy Corp., 6.38%, 3/31/25 (1)	16,950	17,586
		36,853

Commercial Finance – 0.6%

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	20,850	21,137

Consumer Finance – 3.2%

Discover Financial Services, (Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2)(3)	20,425	19,965

Freedom Mortgage Corp., 8.13%, 11/15/24 (1)	16,800	17,220

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/1/25	24,752	23,453

OneMain Financial Holdings LLC, 7.25%, 12/15/21	10,696	11,084

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25 (1)	22,757	22,842

Springleaf Finance Corp., 6.88%, 3/15/25	19,200	19,272
		113,836

Consumer Products – 0.3%

Prestige Brands, Inc., 6.38%, 3/1/24 (1)	11,450	11,736

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Containers & Packaging – 1.1%

BWAY Holding Co., 7.25%, 4/15/25 (1)	$19,017	$19,397

Flex Acquisition Co., Inc., 6.88%, 1/15/25 (1)	20,628	20,422
		39,819

Diversified Banks – 1.7%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2)(3)	21,700	21,837

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.47%), 7.90%, 7/30/18 (2)(3)	11,229	11,286
(Variable, ICE LIBOR USD 3M + 2.58%), 4.63%, 11/1/22 (2)(3)	29,825	28,408
		61,531

Diversified Manufacturing – 0.5%

Vertiv Intermediate Holding Corp., 12.00%, (100% Cash), 2/15/22 (1)(4)	15,950	16,887

Entertainment Resources – 0.5%

AMC Entertainment Holdings, Inc., 5.88%, 11/15/26	17,505	17,199

Exploration & Production – 6.3%

Berry Petroleum Co. LLC, 7.00%, 2/15/26 (1)	13,975	14,084

Chesapeake Energy Corp., 8.00%, 1/15/25 (1)	21,475	20,777

Comstock Resources, Inc., 10.00%, (100% Cash), 3/15/20 (4)	14,425	14,822

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	23,858	24,454

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	10,650	10,757

Gulfport Energy Corp., 6.38%, 1/15/26	21,690	20,605

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	20,145	18,987

SM Energy Co., 5.63%, 6/1/25	13,110	12,422

Southwestern Energy Co., 6.70%, 1/23/25	18,343	17,802
7.50%, 4/1/26	9,725	9,822

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Exploration & Production – 6.3% – continued

Ultra Resources, Inc., 7.13%, 4/15/25 (1)	$23,125	$19,078

Whiting Petroleum Corp., 6.63%, 1/15/26 (1)	16,438	16,561

WildHorse Resource Development Corp., 6.88%, 2/1/25	22,650	22,707
		222,878

Financial Services – 2.1%

E*TRADE Financial Corp., (Variable, ICE LIBOR USD 3M + 3.16%), 5.30%, 3/15/23 (2)(3)	19,114	18,756

Goldman Sachs Group (The), Inc., (Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (2)(3)	20,200	19,645

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	18,333	18,098

NFP Corp., 6.88%, 7/15/25 (1)	18,515	18,376
		74,875

Food & Beverage – 1.8%

Dole Food Co., Inc., 7.25%, 6/15/25 (1)	26,575	27,239

Post Holdings, Inc., 5.75%, 3/1/27 (1)	17,625	17,537

Simmons Foods, Inc., 5.75%, 11/1/24 (1)	23,087	20,952
		65,728

Hardware – 1.1%

Everi Payments, Inc., 7.50%, 12/15/25 (1)	20,200	20,503

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	17,275	17,189
		37,692

Health Care Facilities & Services – 3.9%

Charles River Laboratories International, Inc., 5.50%, 4/1/26 (1)	11,850	12,013

Eagle Holding Co. II LLC, 7.63%, (100% Cash), 5/15/22 (1)(4)	21,530	21,692

HCA, Inc., 5.50%, 6/15/47	26,925	26,016

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Health Care Facilities & Services – 3.9% – continued

RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (1)	$19,003	$19,763

Team Health Holdings, Inc., 6.38%, 2/1/25 (1)	22,525	19,317

Tenet Healthcare Corp., 8.13%, 4/1/22	20,599	21,475

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	17,619	16,782
		137,058

Homebuilders – 1.6%

AV Homes, Inc., 6.63%, 5/15/22	18,700	19,102

Beazer Homes USA, Inc., 5.88%, 10/15/27	17,375	16,094

Century Communities, Inc., 5.88%, 7/15/25	24,075	22,931
		58,127

Industrial Other – 0.9%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	17,575	17,048

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (1)	14,125	15,144
		32,192

Investment Companies – 0.6%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/25	20,800	20,904

Managed Care – 0.6%

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	19,150	19,772

Metals & Mining – 2.9%

AK Steel Corp., 7.00%, 3/15/27	18,129	17,721

Aleris International, Inc., 9.50%, 4/1/21 (1)	19,210	20,027

Freeport-McMoRan, Inc., 5.45%, 3/15/43	16,350	15,037

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	24,198	26,678

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Metals & Mining – 2.9% – continued

United States Steel Corp., 6.88%, 8/15/25	$21,850	$22,451
		101,914

Oil & Gas Services & Equipment – 2.1%

Nabors Industries, Inc., 5.75%, 2/1/25 (1)	16,350	15,430

Oceaneering International, Inc., 6.00%, 2/1/28	19,900	19,678

Rowan Cos., Inc., 7.38%, 6/15/25	22,569	21,158

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26 (1)	18,700	18,981
		75,247

Pharmaceuticals – 1.0%

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(6)	8,000	4,000

Valeant Pharmaceuticals International, 6.75%, 8/15/21 (1)	31,764	31,843
		35,843

Pipeline – 5.3%

American Midstream Partners L.P./American Midstream Finance Corp., 8.50%, 12/15/21 (1)	25,879	26,073

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2)(3)	21,500	20,049

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	10,254	10,100
6.25%, 5/15/26	8,050	7,668

Global Partners L.P./GLP Finance Corp., 7.00%, 6/15/23	22,104	22,270

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	21,880	21,880

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/1/23	17,200	17,264

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23 (1)	18,277	18,505

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Pipeline – 5.3% – continued

6.88%, 5/15/23 (1)	$6,950	$7,037

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	20,775	20,048

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	16,745	15,866
		186,760

Power Generation – 1.2%

Calpine Corp., 5.50%, 2/1/24	24,660	22,441

NRG Energy, Inc., 5.75%, 1/15/28 (1)	20,840	20,371
		42,812

Property & Casualty Insurance – 1.9%

Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25 (1)	19,550	18,768

Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, (100% Cash), 7/15/19 (1)(4)	8,150	8,160

HUB International Ltd., 7.88%, 10/1/21 (1)	18,506	19,154

USIS Merger Sub, Inc., 6.88%, 5/1/25 (1)	20,679	20,679
		66,761

Publishing & Broadcasting – 1.7%

CBS Radio, Inc., 7.25%, 11/1/24 (1)	18,700	19,051

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	20,248	21,108

Meredith Corp., 6.88%, 2/1/26 (1)	19,400	19,909
		60,068

Real Estate – 1.4%

Crescent Communities LLC/Crescent Ventures, Inc., 8.88%, 10/15/21 (1)	18,620	19,598

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25 (1)	21,875	22,066

Howard Hughes (The) Corp., 5.38%, 3/15/25 (1)	7,230	7,140
		48,804

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Real Estate Investment Trusts – 0.4%

CyrusOne L.P./CyrusOne Finance Corp., 5.38%, 3/15/27	$3,325	$3,317

iStar, Inc., 6.00%, 4/1/22	12,183	12,213
		15,530

Refining & Marketing – 2.3%

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	28,404	30,073

Murphy Oil USA, Inc., 5.63%, 5/1/27	16,470	16,511

PBF Holding Co LLC/PBF Finance Corp., 7.25%, 6/15/25	19,375	20,126

Sunoco L.P./Sunoco Finance Corp., 5.50%, 2/15/26 (1)	15,025	14,499
		81,209

Restaurants – 0.5%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	19,385	19,482

Retail – Consumer Discretionary – 1.4%

Asbury Automotive Group, Inc., 6.00%, 12/15/24	6,815	6,934

Penske Automotive Group, Inc., 5.50%, 5/15/26	18,549	18,224

Sonic Automotive, Inc., 6.13%, 3/15/27	23,731	22,901

		48,059

Retail – Consumer Staples – 0.5%

C&S Group Enterprises LLC, 5.38%, 7/15/22 (1)	18,400	17,340

Software & Services – 2.6%

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	19,725	19,478

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	21,740	24,186

Sophia L.P./Sophia Finance, Inc., 9.00%, 9/30/23 (1)	21,105	22,160

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25 (1)	26,400	26,367
		92,191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 69.0% – continued

Supermarkets & Pharmacies – 0.6%

Cumberland Farms, Inc., 6.75%, 5/1/25 (1)	$20,490	$21,310

Transportation & Logistics – 0.5%

Navistar International Corp., 6.63%, 11/1/25 (1)	18,975	18,975

Waste & Environment Services & Equipment – 0.6%

Covanta Holding Corp., 5.88%, 7/1/25	21,739	21,087

Wireless Telecommunications Services – 2.3%

Iridium Communications, Inc., 10.25%, 4/15/23 (1)	16,075	16,517

Sprint Corp., 7.88%, 9/15/23	44,325	45,212

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/1/22 (1)	17,925	18,373
		80,102

Wireline Telecommunications Services – 2.3%

CenturyLink, Inc., 7.50%, 4/1/24	18,121	18,257

Frontier Communications Corp., 7.13%, 3/15/19	8,100	8,090
10.50%, 9/15/22	26,390	22,071

GCI, Inc., 6.88%, 4/15/25	18,966	19,867

Windstream Services LLC/Windstream Finance Corp., 7.75%, 10/15/20	18,317	15,294
		83,579
Total Corporate Bonds
(Cost $2,485,362)		2,453,965

FOREIGN ISSUER BONDS – 23.9%

Aerospace & Defense – 0.6%

Bombardier, Inc., 7.50%, 12/1/24 (1)	22,375	23,158

Airlines – 1.4%

Virgin Australia Holdings Ltd., 7.88%, 10/15/21 (1)	27,600	28,056

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.9% – continued

Airlines – 1.4% – continued

VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.75%, 6/1/20 (1)	$21,469	$20,771
		48,827

Banks – 0.5%

ING Groep N.V., (Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2)(3)	18,810	19,398

Cable & Satellite – 2.9%

Altice Financing S.A., 7.50%, 5/15/26 (1)	16,345	16,018

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	30,550	28,259

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/1/28 (1)	20,200	19,417

UPC Holding B.V., 5.50%, 1/15/28 (1)	25,925	23,916

VTR Finance B.V., 6.88%, 1/15/24 (1)	16,495	17,180
		104,790

Commercial Finance – 0.4%

Avolon Holdings Funding Ltd., 5.50%, 1/15/23 (1)	14,500	14,323

Consumer Finance – 0.5%

goeasy Ltd., 7.88%, 11/1/22 (1)	18,425	19,755

Diversified Banks – 2.5%

Barclays PLC, (Variable, USD Swap 5Y + 6.77%), 7.88%, 3/15/22 (2)(3)	16,925	18,012

BNP Paribas S.A., (Variable, USD Swap 5Y + 2.84%), 5.13%, 11/15/27 (1)(2)(3)	16,075	14,729

Credit Agricole S.A., (Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1)(2)(3)	15,918	17,295

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	19,000	18,515

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.9% – continued

Diversified Banks – 2.5% – continued

Standard Chartered PLC, (Variable, USD Swap 5Y + 6.30%), 7.50%, 4/2/22 (1)(2)(3)	$17,887	$18,916
		87,467

Food & Beverage – 1.2%

JBS USA LUX SA/JBS USA Finance, Inc., 7.25%, 6/1/21 (1)	7,400	7,455
5.88%, 7/15/24 (1)	18,550	18,092

Marfrig Holdings Europe B.V., 8.00%, 6/8/23 (1)	17,925	18,037
		43,584

Foreign Wireless – 0.6%

SFR Group S.A., 7.38%, 5/1/26 (1)	21,725	20,693

Hardware – 0.6%

Seagate HDD Cayman, 4.75%, 1/1/25	21,815	21,248

Integrated Oils – 1.1%

Petrobras Global Finance B.V., 6.75%, 1/27/41	22,000	21,450

Petroleos Mexicanos, 6.50%, 6/2/41	4,900	4,863
6.75%, 9/21/47	13,350	13,509
		39,822

Metals & Mining – 3.8%

ArcelorMittal, 7.00%, 3/1/41	15,270	17,751

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	11,575	11,430
6.50%, 3/1/24 (1)	12,250	11,622

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	18,091	18,453

Petra Diamonds US Treasury PLC, 7.25%, 5/1/22 (1)	18,151	18,151

Teck Resources Ltd., 6.00%, 8/15/40	8,575	8,832
6.25%, 7/15/41	7,800	8,268

Vale Overseas Ltd., 6.88%, 11/21/36	18,425	21,672

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.9% – continued

Metals & Mining – 3.8% – continued

Vedanta Resources PLC, 6.38%, 7/30/22 (1)	$10,525	$10,657
6.13%, 8/9/24 (1)	7,900	7,719
		134,555

Oil & Gas Services & Equipment – 2.4%

Ensco PLC, 7.75%, 2/1/26	6,600	6,055
5.75%, 10/1/44	29,486	19,977

Noble Holding International Ltd., 7.75%, 1/15/24	8,114	7,526
7.88%, 2/1/26 (1)	7,350	7,240
6.05%, 3/1/41	11,525	7,549

Transocean, Inc., 9.00%, 7/15/23 (1)	11,325	12,047
7.50%, 1/15/26	10,525	10,367

Weatherford International Ltd., 8.25%, 6/15/23	15,425	13,450
		84,211

Pharmaceuticals – 0.9%

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	27,621	20,854

Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23 (1)	10,925	9,641
		30,495

Property & Casualty Insurance – 0.5%

Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (1)	18,000	18,585

Refining & Marketing – 0.8%

Parkland Fuel Corp., 6.00%, 4/1/26	23,275	23,391

Puma International Financing S.A., 5.00%, 1/24/26 (1)	5,500	5,255
		28,646

Technology – 0.3%

Sixsigma Networks Mexico S.A. de C.V., 8.25%, 11/7/21 (1)	9,094	9,572

Trucking & Leasing – 0.5%

Fly Leasing Ltd., 5.25%, 10/15/24	17,900	17,318

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.9% – continued

Wireless Telecommunications Services – 2.1%

C&W Senior Financing DAC, 6.88%, 9/15/27 (1)	$20,325	$20,274

Digicel Group Ltd., 8.25%, 9/30/20 (1)	23,489	20,201

Millicom International Cellular S.A., 5.13%, 1/15/28 (1)	17,900	17,072

Wind Tre S.p.A., 5.00%, 1/20/26 (1)	19,575	16,582
		74,129

Wireline Telecommunications Services – 0.3%

Axtel S.A.B. de C.V., 6.38%, 11/14/24 (1)	10,625	10,784
Total Foreign Issuer Bonds
(Cost $865,440)		851,360

TERM LOANS – 3.2% (7)

Consumer Services – 0.6%

TruGreen L.P., Initial Incremental Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 5.74%, 4/13/23	22,329	22,413

Department Stores – 0.7%

J.C. Penney Corp., Inc., Loan, (Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 6.23%, 6/23/23	26,077	25,542

Pharmaceuticals – 0.6%

Alvogen Pharma US, Inc., Loan, (Floating, ICE LIBOR USD 1M + 5.00%, 1.00% Floor), 6.88%, 4/1/22	20,576	20,576

Refining & Marketing – 0.6%

Gulf Finance LLC, Tranche B Term Loan, (Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 7.56%, 8/25/23	21,424	19,750

Retail – Consumer Discretionary – 0.7%

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 5.00%, 0.75% Floor), 6.88%, 9/25/24	23,781	23,537
Total Term Loans
(Cost $113,298)		111,818

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.5%

Banks – 0.5%

GMAC Capital Trust I, (Variable, ICE LIBOR USD 3M + 5.79%), 7.62% (7)	700,209	$18,191
Total Preferred Stocks
(Cost $16,690)		18,191

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (8)(9)	54,528,404	54,528
Total Investment Companies
(Cost $54,528)		54,528

Total Investments – 98.1%
(Cost $3,535,318)		3,489,862

Other Assets less Liabilities – 1.9%		66,655
NET ASSETS – 100.0%		$3,556,517

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(6)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of this restricted illiquid security amounted to approximately $4,000,000 or 0.1% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

(7)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	4.4%
BB	22.3
B	50.4
CCC	21.2
Not Rated	0.1
Cash Equivalents	1.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$2,453,965	$–	$2,453,965
Foreign Issuer Bonds (1)	–	851,360	–	851,360
Term Loans (1)	–	111,818	–	111,818
Preferred Stocks (1)	18,191	–	–	18,191
Investment Companies	54,528	–	–	54,528
Total Investments	$72,719	$3,417,143	$–	$3,489,862

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

5Y - 5 Year

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.2%

Commercial Mortgage-Backed Securities – 7.1%

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	$2,355	$2,413

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	2,253	2,257

GS Mortgage Securities Trust, Series 2011-GC5, Class A4 3.71%, 8/10/44	5,530	5,628

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C28, Class A2 2.77%, 10/15/48	1,182	1,179

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C29, Class A2 2.92%, 5/15/48	750	750

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A2 2.43%, 8/15/49	5,960	5,834

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,200	2,171

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	700	701

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	4,900	4,886

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2 2.63%, 5/15/48	430	429

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.02%, 7/15/58	3,425	3,434

WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3 2.88%, 12/15/45	4,960	4,884
		34,566

Credit Card – 5.6%

American Express Credit Account Master Trust, Series 2017-6, Class A 2.04%, 5/15/23	5,500	5,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.2% – continued

Credit Card – 5.6% – continued

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	$1,790	$1,786

Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4 1.99%, 7/17/23	5,200	5,108

Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8 1.86%, 8/8/22	5,000	4,897

Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1 2.49%, 1/20/23	5,290	5,245

Discover Card Execution Note Trust, Series 2017-A6, Class A6 1.88%, 2/15/23	5,000	4,906
		27,342

Other – 1.5%

CNH Equipment Trust, Series 2017-A, Class A3 2.07%, 5/16/22	5,525	5,465

CNH Equipment Trust, Series 2017-C, Class A3 2.08%, 2/15/23	2,025	1,996
		7,461
Total Asset-Backed Securities
(Cost $70,537)		69,369

CORPORATE BONDS – 48.1%

Aerospace & Defense – 1.6%

Lockheed Martin Corp., 1.85%, 11/23/18	315	314
2.50%, 11/23/20	1,895	1,878

Northrop Grumman Corp., 2.08%, 10/15/20	3,220	3,151

Raytheon Co., 3.13%, 10/15/20	1,180	1,187

United Technologies Corp., 1.50%, 11/1/19	1,150	1,128
		7,658

Automobiles Manufacturing – 4.5%

American Honda Finance Corp., 2.25%, 8/15/19	673	669
(Floating, ICE LIBOR USD 3M + 0.34%), 2.17%, 2/14/20 (1)	493	494

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Automobiles Manufacturing – 4.5% – continued
(Floating, ICE LIBOR USD 3M + 0.27%), 2.01%, 7/20/20 (1)	$1,000	$1,002

Ford Motor Credit Co. LLC, 2.55%, 10/5/18	2,255	2,253
2.94%, 1/8/19	2,800	2,801
3.20%, 1/15/21	540	535
(Floating, ICE LIBOR USD 3M + 0.81%), 2.83%, 4/5/21 (1)	1,445	1,445

General Motors Financial Co., Inc., (Floating, ICE LIBOR USD 3M + 0.93%), 2.65%, 4/13/20 (1)	2,985	3,013

(Floating, ICE LIBOR USD 3M + 0.54%), 2.33%, 11/6/20 (1)	1,370	1,365

(Floating, ICE LIBOR USD 3M + 1.55%), 3.27%, 1/14/22 (1)	620	635

Hyundai Capital America, 2.40%, 10/30/18 (2)	500	499
2.00%, 7/1/19 (2)	1,000	986

Nissan Motor Acceptance Corp., 2.25%, 1/13/20 (2)	2,145	2,119
2.15%, 9/28/20 (2)	2,905	2,845

Toyota Motor Credit Corp., 1.55%, 10/18/19	1,065	1,046
		21,707

Banks – 3.2%

BB&T Corp., (Floating, ICE LIBOR USD 3M + 0.57%), 2.69%, 6/15/20 (1)	1,175	1,180
(Floating, ICE LIBOR USD 3M + 0.22%), 1.99%, 2/1/21 (1)	945	940
(Floating, ICE LIBOR USD 3M + 0.65%), 2.96%, 4/1/22 (1)	1,185	1,189

Capital One N.A., 2.35%, 1/31/20	1,245	1,225
(Floating, ICE LIBOR USD 3M + 1.15%), 2.92%, 1/30/23 (1)	2,440	2,450

Citibank N.A., 2.13%, 10/20/20	1,820	1,780

Discover Bank, 7.00%, 4/15/20	1,000	1,069

Fifth Third Bank, (Floating, ICE LIBOR USD 3M + 0.25%), 2.02%, 10/30/20 (1)	1,320	1,319

HSBC Bank USA N.A., 4.88%, 8/24/20	1,630	1,688

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Banks – 3.2% – continued

SunTrust Banks, Inc., (Variable, ICE LIBOR USD 3M + 3.10%), 5.05%, 6/15/22 (3)(4)	$3,000	$2,981
		15,821

Biotechnology – 1.5%

Amgen, Inc., 2.20%, 5/11/20	2,235	2,203
3.88%, 11/15/21	1,050	1,073

Biogen, Inc., 2.90%, 9/15/20	271	269

Celgene Corp., 2.88%, 2/19/21	1,620	1,609

Gilead Sciences, Inc., 4.50%, 4/1/21	730	761

Roche Holdings, Inc., (Floating, ICE LIBOR USD 3M + 0.34%), 2.64%, 9/30/19 (1)(2)	1,380	1,385
		7,300

Cable & Satellite – 0.3%

Comcast Corp., 5.70%, 7/1/19	295	306

CSC Holdings LLC, 10.88%, 10/15/25 (2)	650	764

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (2)	420	386
		1,456

Casinos & Gaming – 0.1%

Eldorado Resorts, Inc., 7.00%, 8/1/23	425	450

Chemicals – 0.8%

Sherwin-Williams (The) Co., 2.25%, 5/15/20	3,890	3,825

Commercial Finance – 0.6%

Air Lease Corp., 2.13%, 1/15/20	1,860	1,827
2.50%, 3/1/21	995	975
		2,802

Communications Equipment – 0.0%

Cisco Systems, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 2.51%, 3/1/19 (1)	150	151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Construction Materials Manufacturing – 0.7%

Martin Marietta Materials, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 2.70%, 12/20/19 (1)	$1,450	$1,452

Vulcan Materials Co., (Floating, ICE LIBOR USD 3M + 0.65%), 2.57%, 3/1/21 (1)	2,000	2,001
		3,453

Consumer Finance – 1.8%

American Express Co., (Variable, ICE LIBOR USD 3M + 3.29%), 4.90%, 3/15/20 (3)(4)	1,320	1,327
(Floating, ICE LIBOR USD 3M + 0.33%), 2.10%, 10/30/20 (1)	460	460

American Express Credit Corp., 2.60%, 9/14/20	1,000	989
(Floating, ICE LIBOR USD 3M + 0.70%), 2.72%, 3/3/22 (1)	1,395	1,408

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.76%), 2.57%, 5/12/20 (1)	985	988
(Floating, ICE LIBOR USD 3M + 0.95%), 3.01%, 3/9/22 (1)	2,340	2,343
(Floating, ICE LIBOR USD 3M + 0.72%), 2.49%, 1/30/23 (1)	1,380	1,370
		8,885

Consumer Products – 0.4%

Church & Dwight Co., Inc., (Floating, ICE LIBOR USD 3M + 0.15%), 1.90%, 1/25/19 (1)	1,950	1,950

Consumer Services – 0.4%

Brink’s (The) Co., 4.63%, 10/15/27 (2)	1,115	1,034

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (2)	404	438

Service Corp. International, 5.38%, 1/15/22	550	561
		2,033

Containers & Packaging – 0.1%

Packaging Corp. of America, 2.45%, 12/15/20	680	669

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Diversified Banks – 4.6%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/1/21 (3)	$1,020	$997
(Variable, ICE LIBOR USD 3M + 0.37%), 2.74%, 1/23/22 (3)	910	897
(Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 10/21/22 (1)	500	508
(Floating, ICE LIBOR USD 3M + 1.16%), 2.90%, 1/20/23 (1)	1,390	1,408
(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 4/24/23 (1)	599	603
(Floating, ICE LIBOR USD 3M + 0.77%), 2.56%, 2/5/26 (1)	1,550	1,519
(Floating, ICE LIBOR USD 3M + 0.76%), 2.88%, 9/15/26 (1)	1,000	951

Citigroup, Inc., (Floating, ICE LIBOR USD 3M + 0.69%), 2.45%, 10/27/22 (1)	1,190	1,184
(Floating, ICE LIBOR USD 3M + 1.43%), 3.44%, 9/1/23 (1)	1,035	1,060
(Floating, ICE LIBOR USD 3M + 1.10%), 2.98%, 5/17/24 (1)	1,555	1,569

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.47%), 7.90%, 7/30/18 (3)(4)	3,050	3,066
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (3)(4)	875	899
(Floating, ICE LIBOR USD 3M + 0.55%), 2.61%, 3/9/21 (1)	1,350	1,353
(Floating, ICE LIBOR USD 3M + 0.68%), 2.69%, 6/1/21 (1)	1,660	1,669
(Floating, ICE LIBOR USD 3M + 0.90%), 2.65%, 4/25/23 (1)	2,000	2,007
(Floating, ICE LIBOR USD 3M + 0.85%), 2.56%, 1/10/25 (1)	1,535	1,529

Wells Fargo & Co., (Variable, ICE LIBOR USD 3M + 3.77%), 5.89%, 6/15/18 (1)(4)	1,370	1,390
		22,609

Electrical Equipment Manufacturing – 0.2%

General Electric Co., 2.20%, 1/9/20	1,015	999

Entertainment Content – 0.1%

Walt Disney (The) Co., 0.88%, 7/12/19	420	411

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Financial Services – 5.1%

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 3.32%), 4.63%, 3/1/22 (3)(4)	$1,070	$1,070

E*TRADE Financial Corp., (Variable, ICE LIBOR USD 3M + 3.16%), 5.30%, 3/15/23 (3)(4)	2,180	2,139

Goldman Sachs Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.92%), 5.38%, 5/10/20 (3)(4)	400	411
(Floating, ICE LIBOR USD 3M + 1.11%), 2.86%, 4/26/22 (1)	2,895	2,920
(Floating, ICE LIBOR USD 3M + 0.78%), 2.55%, 10/31/22 (1)	1,435	1,432
(Floating, ICE LIBOR USD 3M + 0.75%), 2.56%, 2/23/23 (1)	1,040	1,036
(Floating, ICE LIBOR USD 3M + 1.05%), 3.07%, 6/5/23 (1)	4,695	4,720

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	1,660	1,689

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 0.80%), 2.63%, 2/14/20 (1)	560	562
(Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 4/21/21 (1)	2,382	2,443
(Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 1/20/22 (1)	3,490	3,532
(Floating, ICE LIBOR USD 3M + 0.93%), 2.67%, 7/22/22 (1)	1,205	1,209
(Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 10/24/23 (1)	1,615	1,652
		24,815

Food & Beverage – 5.7%

Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	1,151	1,148
(Floating, ICE LIBOR USD 3M + 0.40%), 2.17%, 2/1/19 (1)	1,345	1,348
2.65%, 2/1/21	3,298	3,272

Campbell Soup Co., 3.30%, 3/15/21	3,170	3,189

Constellation Brands, Inc., 3.88%, 11/15/19	1,185	1,201
2.25%, 11/6/20	2,425	2,373

JM Smucker (The) Co., 2.20%, 12/6/19	1,221	1,206

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Food & Beverage – 5.7% – continued

Kraft Heinz Foods Co., (Floating, ICE LIBOR USD 3M + 0.57%), 2.38%, 2/10/21 (1)	$1,665	$1,660
(Floating, ICE LIBOR USD 3M + 0.82%), 2.63%, 8/10/22 (1)	2,200	2,216

Molson Coors Brewing Co., 1.90%, 3/15/19	1,940	1,921
2.25%, 3/15/20	2,640	2,602
2.10%, 7/15/21	2,390	2,293

PepsiCo, Inc., 1.35%, 10/4/19	2,101	2,063
2.00%, 4/15/21	1,145	1,116

Smithfield Foods, Inc., 2.65%, 10/3/21 (2)	350	335
		27,943

Hardware – 0.3%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (2)	505	535

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	755	782
		1,317

Health Care Facilities & Services – 0.5%

Cardinal Health, Inc., 2.40%, 11/15/19	575	569

CVS Health Corp., (Floating, ICE LIBOR USD 3M + 0.63%), 2.69%, 3/9/20 (1)	1,490	1,496
3.35%, 3/9/21	390	392
		2,457

Home & Office Products Manufacturing – 0.8%

Newell Brands, Inc., 2.15%, 10/15/18	3,810	3,789

Home Improvement – 0.2%

ServiceMaster (The) Co. LLC, 5.13%, 11/15/24 (2)	775	750

Homebuilders – 0.3%

DR Horton, Inc., 2.55%, 12/1/20	1,305	1,285

Industrial Other – 0.1%

H&E Equipment Services, Inc., 5.63%, 9/1/25	660	666

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Life Insurance – 1.5%

Metropolitan Life Global Funding I, 1.75%, 9/19/19 (2)	$510	$503

New York Life Global Funding, 1.55%, 11/2/18 (2)	445	443

Pricoa Global Funding I, 2.45%, 9/21/22 (2)	635	616

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (3)	1,105	1,115

Principal Life Global Funding II, 2.15%, 1/10/20 (2)	1,425	1,399

Protective Life Global Funding, 2.16%, 9/25/20 (2)	3,165	3,085
2.62%, 8/22/22 (2)	320	310
		7,471

Machinery Manufacturing – 1.4%

Caterpillar Financial Services Corp., 1.35%, 5/18/19	1,280	1,262
(Floating, ICE LIBOR USD 3M + 0.51%), 2.22%, 1/10/20 (1)	940	945
(Floating, ICE LIBOR USD 3M + 0.59%), 2.62%, 6/6/22 (1)	1,380	1,390

John Deere Capital Corp., (Floating, ICE LIBOR USD 3M + 0.29%), 1.99%, 10/9/19 (1)	1,625	1,629
(Floating, ICE LIBOR USD 3M + 0.30%), 2.39%, 3/13/20 (1)	1,450	1,454
		6,680

Managed Care – 0.3%

UnitedHealth Group, Inc., 1.70%, 2/15/19	745	739
(Floating, ICE LIBOR USD 3M + 0.07%), 1.79%, 10/15/20 (1)	710	709
		1,448

Medical Equipment & Devices Manufacturing – 0.6%

Becton Dickinson and Co., 2.40%, 6/5/20	1,610	1,579

Zimmer Biomet Holdings, Inc., 2.00%, 4/1/18	1,500	1,500
		3,079

Metals & Mining – 0.3%

AK Steel Corp., 6.38%, 10/15/25	1,115	1,051

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Metals & Mining – 0.3% – continued

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (2)	$495	$546
		1,597

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	475	465

Pipeline – 0.9%

Energy Transfer Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	811

Enterprise Products Operating LLC, 1.65%, 5/7/18	1,365	1,364

Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/1/25	1,060	1,039

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (3)(4)	650	627

Plains All American Pipeline L.P./PAA Finance Corp., 2.60%, 12/15/19	765	755
		4,596

Power Generation – 0.1%

Terraform Global Operating LLC, 6.13%, 3/1/26 (2)	435	438

Property & Casualty Insurance – 0.4%

American International Group, Inc., 2.30%, 7/16/19	725	718

Berkshire Hathaway, Inc., 2.10%, 8/14/19	1,486	1,481
		2,199

Publishing & Broadcasting – 0.4%

21st Century Fox America, Inc., 7.25%, 5/18/18	460	463

CBS Radio, Inc., 7.25%, 11/1/24 (2)	765	779

Discovery Communications LLC, 2.20%, 9/20/19	765	757
		1,999

Railroad – 0.1%

Union Pacific Corp., 1.80%, 2/1/20	325	320

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Real Estate – 0.5%

Howard Hughes (The) Corp., 5.38%, 3/15/25 (2)	$870	$859

Iron Mountain, Inc., 4.88%, 9/15/27 (2)	875	811

iStar, Inc., 6.50%, 7/1/21	840	858
		2,528

Retail – Consumer Discretionary – 0.8%

Amazon.com, Inc., 2.60%, 12/5/19	1,280	1,280

eBay, Inc., 2.15%, 6/5/20	600	589

Home Depot (The), Inc., 1.80%, 6/5/20	945	928
(Floating, ICE LIBOR USD 3M + 0.15%), 2.17%, 6/5/20 (1)	1,230	1,232
		4,029

Semiconductors – 1.2%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	750	739
2.20%, 1/15/21	2,850	2,768

QUALCOMM, Inc., 2.10%, 5/20/20	1,160	1,147
(Floating, ICE LIBOR USD 3M + 0.45%), 2.33%, 5/20/20 (1)	1,090	1,092
		5,746

Software & Services – 0.4%

IBM Credit LLC, (Floating, ICE LIBOR USD 3M + 0.16%), 1.95%, 2/5/21 (1)	500	500

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (2)	1,145	1,274
		1,774

Tobacco – 2.7%

Altria Group, Inc., 2.63%, 1/14/20	275	273

BAT Capital Corp., (Floating, ICE LIBOR USD 3M + 0.88%), 2.72%, 8/15/22 (1)(2)	4,952	4,982

Philip Morris International, Inc., 1.88%, 11/1/19	3,130	3,088
2.00%, 2/21/20	1,765	1,739

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.1% – continued

Tobacco – 2.7% – continued

Reynolds American, Inc., 2.30%, 6/12/18	$1,850	$1,849
3.25%, 6/12/20	1,173	1,173
		13,104

Transportation & Logistics – 0.3%

United Parcel Service, Inc., 3.13%, 1/15/21	730	736
2.05%, 4/1/21	955	934
		1,670

Utilities – 1.6%

Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20	270	267

Dominion Energy, Inc., 1.88%, 1/15/19	2,180	2,164

Georgia Power Co., 2.00%, 3/30/20	1,825	1,796

Mississippi Power Co., (Floating, ICE LIBOR USD 3M + 0.65%), 2.94%, 3/27/20 (1)	710	710

Public Service Enterprise Group, Inc., 1.60%, 11/15/19	1,935	1,891

Sempra Energy, (Floating, ICE LIBOR USD 3M + 0.45%), 2.57%, 3/15/21 (1)	1,000	1,003
		7,831

Waste & Environment Services & Equipment – 0.2%

Advanced Disposal Services, Inc., 5.63%, 11/15/24 (2)	760	768

Wireless Telecommunications Services – 0.2%

AT&T, Inc., 2.45%, 6/30/20	300	296
(Floating, ICE LIBOR USD 3M + 0.89%), 2.72%, 2/14/23 (1)	645	654
		950

Wireline Telecommunications Services – 0.2%

Frontier Communications Corp., 10.50%, 9/15/22	890	744
Total Corporate Bonds
(Cost $236,560)		234,637

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 16.7%

Banks – 5.0%

Australia & New Zealand Banking Group Ltd., (Floating, ICE LIBOR USD 3M + 0.58%), 2.38%, 11/9/22 (1)(2)	$2,685	$2,677

Canadian Imperial Bank of Commerce, (Floating, ICE LIBOR USD 3M + 0.31%), 2.01%, 10/5/20 (1)	1,515	1,515
(Floating, ICE LIBOR USD 3M + 0.72%), 2.87%, 6/16/22 (1)	1,680	1,690

Commonwealth Bank of Australia, 2.05%, 9/18/20 (2)	3,230	3,148
(Floating, ICE LIBOR USD 3M + 0.70%), 2.77%, 3/10/22 (1)(2)	930	935

Cooperatieve Rabobank U.A., (Floating, ICE LIBOR USD 3M + 0.83%), 2.54%, 1/10/22 (1)	460	466

Danske Bank A/S, (Floating, ICE LIBOR USD 3M + 0.51%), 2.53%, 3/2/20 (1)(2)	1,510	1,516

DBS Group Holdings Ltd., (Floating, ICE LIBOR USD 3M + 0.49%), 2.54%, 6/8/20 (1)(2)	2,640	2,640

DNB Bank ASA, 2.13%, 10/2/20 (2)	2,670	2,613

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 3.45%, 3/29/22 (1)	2,365	2,402

National Bank of Canada, (Floating, ICE LIBOR USD 3M + 0.33%), 2.11%, 11/2/20 (1)	1,840	1,837

Santander UK Group Holdings PLC, 2.88%, 10/16/20	1,095	1,085

Skandinaviska Enskilda Banken AB, (Floating, ICE LIBOR USD 3M + 0.57%), 2.66%, 9/13/19 (1)(2)	1,340	1,345

Swedbank AB, (Floating, ICE LIBOR USD 3M + 0.70%), 2.81%, 3/14/22 (1)(2)	630	637
		24,506

Cable & Satellite – 0.6%

Altice Financing S.A., 6.63%, 2/15/23 (2)	650	644

Altice Luxembourg S.A., 7.75%, 5/15/22 (2)	980	910

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 16.7% – continued

Cable & Satellite – 0.6% – continued

VTR Finance B.V., 6.88%, 1/15/24 (2)	$415	$432

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (2)	755	709
		2,695

Commercial Finance – 0.3%

Aircastle Ltd., 5.00%, 4/1/23	1,225	1,263

Consumer Products – 1.3%

Reckitt Benckiser Treasury Services PLC, (Floating, ICE LIBOR USD 3M + 0.56%), 2.85%, 6/24/22 (1)(2)	6,350	6,317

Containers & Packaging – 0.1%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (2)	530	564

Diversified Banks – 4.7%

Banco Santander S.A., (Floating, ICE LIBOR USD 3M + 1.56%), 3.26%, 4/11/22 (1)	1,000	1,026
(Floating, ICE LIBOR USD 3M + 1.09%), 3.01%, 2/23/23 (1)	2,220	2,238

Bank of Nova Scotia (The), (Floating, ICE LIBOR USD 3M + 0.64%), 2.67%, 3/7/22 (1)	1,390	1,396
(Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (3)(4)	2,100	1,982

Barclays PLC, (Floating, ICE LIBOR USD 3M + 1.63%), 3.33%, 1/10/23 (1)	1,260	1,291

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.63%), 5.63%, 1/17/20 (3)(4)	1,705	1,722
(Floating, ICE LIBOR USD 3M + 1.50%), 3.20%, 1/5/22 (1)	1,225	1,262

Mitsubishi UFJ Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.92%), 2.82%, 2/22/22 (1)	1,220	1,231
(Floating, ICE LIBOR USD 3M + 0.79%), 2.54%, 7/25/22 (1)	400	402
(Floating, ICE LIBOR USD 3M + 0.74%), 2.76%, 3/2/23 (1)	1,555	1,553

Mizuho Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.94%), 2.92%, 2/28/22 (1)	2,350	2,370

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 16.7% – continued

Diversified Banks – 4.7% – continued

Nordea Bank AB, (Variable, USD ICE Swap Rate 5Y + 3.56%), 5.50%, 9/23/19 (2)(3)(4)	$1,430	$1,444

Royal Bank of Canada, (Floating, ICE LIBOR USD 3M + 0.24%), 1.99%, 10/26/20 (1)	1,015	1,013
(Floating, ICE LIBOR USD 3M + 0.73%), 2.50%, 2/1/22 (1)	1,500	1,513

Royal Bank of Scotland Group PLC, (Floating, ICE LIBOR USD 3M + 1.47%), 3.31%, 5/15/23 (1)	2,460	2,481
		22,924

Electrical Equipment Manufacturing – 1.5%

Siemens Financieringsmaatschappij N.V., 1.30%, 9/13/19 (2)	1,235	1,208
(Floating, ICE LIBOR USD 3M + 0.32%), 2.41%, 9/13/19 (1)(2)	1,670	1,675
2.20%, 3/16/20 (2)	2,950	2,915
(Floating, ICE LIBOR USD 3M + 0.61%), 2.76%, 3/16/22 (1)(2)	1,390	1,404
		7,202

Financial Services – 1.2%

GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	1,608	1,573

UBS A.G., 2.20%, 6/8/20 (2)	2,685	2,631

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.22%), 3.14%, 5/23/23 (1)(2)	990	1,006
(Floating, ICE LIBOR USD 3M + 0.95%), 2.79%, 8/15/23 (1)(2)	505	508
		5,718

Food & Beverage – 0.4%

Danone S.A., 1.69%, 10/30/19 (2)	1,775	1,739

MARB BondCo PLC, 6.88%, 1/19/25 (2)	440	403
		2,142

Integrated Oils – 0.2%

BP Capital Markets PLC, 1.77%, 9/19/19	420	415

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 16.7% – continued

Integrated Oils – 0.2% – continued

Shell International Finance B.V., 2.25%, 11/10/20	$490	$483
		898

Machinery Manufacturing – 0.2%

Pentair Finance S.a.r.l., 2.65%, 12/1/19	805	798

Oil & Gas Services & Equipment – 0.1%

Ensco PLC, 7.75%, 2/1/26	765	702

Pharmaceuticals – 0.7%

Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	2,905	2,857
2.40%, 9/23/21	715	690
		3,547

Pipeline – 0.2%

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.05%, 5/15/67 (1)	1,050	1,007

Railroad – 0.1%

Canadian National Railway Co., 2.40%, 2/3/20	295	294

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (2)	635	626
Total Foreign Issuer Bonds
(Cost $81,949)		81,203

U.S. GOVERNMENT AGENCIES – 0.6% (5)

Fannie Mae – 0.1%

Pool #555649, 7.50%, 10/1/32	19	21

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.85% Cap), 3.68%, 9/1/36 (1)	131	139

Pool #AD0915, 5.50%, 12/1/38	47	52

Pool #AI3471, 5.00%, 6/1/41	160	172
		384

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 0.6% (5) – continued

Federal Farm Credit Bank – 0.4%

Federal Farm Credit Banks, (Floating, ICE LIBOR USD 1M + 0.04%), 1.83%, 3/16/20 (1)	$2,060	$2,062

Freddie Mac – 0.0%

Pool #1B3617, (Floating, ICE LIBOR USD 1Y + 1.92%, 11.03% Cap), 3.67%, 10/1/37 (1)	140	147

Freddie Mac Gold – 0.1%

Pool #A92650, 5.50%, 6/1/40	183	199
Total U.S. Government Agencies
(Cost $2,774)		2,792

U.S. GOVERNMENT OBLIGATIONS – 19.9%

U.S. Treasury Inflation Indexed Notes – 0.0%
0.13%, 4/15/18	5	5
1.38%, 7/15/18	5	6
		11

U.S. Treasury Notes – 19.9%
2.25%, 2/29/20	745	745
1.88%, 12/15/20	68,275	67,400
2.00%, 1/15/21	4,270	4,226
2.25%, 2/15/21	14,000	13,946
2.38%, 3/15/21	10,500	10,496
		96,813
Total U.S. Government Obligations
(Cost $97,589)		96,824

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.0%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (6)(7)	127,064	$127
Total Investment Companies
(Cost $127)		127

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.35%, 4/12/18 (8)	$1,000	$999
Total Short-Term Investments
(Cost $999)		999

Total Investments – 99.7%
(Cost $490,535)		485,951

Other Assets less Liabilities – 0.3%		1,573
NET ASSETS – 100.0%		$487,524

(1)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Perpetual bond. Maturity date represents next call date.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.
(8)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	20.1%
U.S. Agency	0.6
AAA	14.4
AA	4.5
A	26.8
BBB	27.6
BB	3.1
B	2.6
CCC	0.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P

Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$69,369	$–	$69,369
Corporate Bonds (1)	–	234,637	–	234,637
Foreign Issuer Bonds (1)	–	81,203	–	81,203
U.S. Government Agencies (1)	–	2,792	–	2,792
U.S. Government Obligations (1)	–	96,824	–	96,824
Investment Companies	127	–	–	127
Short-Term Investments	–	999	–	999
Total Investments	$127	$485,824	$–	$485,951

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

1Y - 1 Year

5Y - 5 Year

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.0% (1)

Fannie Mae – 35.1%
0.00%, 10/9/19 (2)	$950	$916
1.50%, 2/28/20	2,000	1,970

Pool #555649, 7.50%, 10/1/32	37	40

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.85% Cap), 3.68%, 9/1/36 (3)	351	370

Pool #AS7568, 4.50%, 7/1/46	2,860	2,995

Pool #AS8807, 3.50%, 2/1/47	1,385	1,389

Pool #AS9615, 4.50%, 5/1/47	1,097	1,149

Pool #BD7060, 4.00%, 3/1/47	1,604	1,648

Pool #BE3619, 4.00%, 5/1/47	1,080	1,109

Pool #BE3702, 4.00%, 6/1/47	998	1,025

Pool #BH1179, 4.00%, 6/1/47	1,057	1,085

Pool #BH7071, 4.50%, 12/1/47	1,074	1,128

Pool #BH7924, 4.00%, 8/1/47	1,127	1,158

Pool #BM3286, 4.50%, 11/1/47	1,440	1,512

Pool #CA0062, 4.00%, 7/1/47	1,592	1,637

Pool #CA0084, 4.50%, 8/1/47	1,884	1,977

Pool #CA0809, 4.00%, 11/1/47	1,314	1,350

Pool #MA2864, 3.50%, 1/1/47	934	937

Pool #MA2907, 4.00%, 2/1/47	1,407	1,446

Pool #MA2929, 3.50%, 3/1/47	940	943

Pool #MA2995, 4.00%, 5/1/47	1,483	1,523

Pool #MA3027, 4.00%, 6/1/47	1,051	1,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.0% (1) – continued

Fannie Mae – 35.1% – continued

Pool #MA3149, 4.00%, 10/1/47	$1,121	$1,152

Pool #MA3183, 4.00%, 11/1/47	1,649	1,695

Pool #MA3184, 4.50%, 11/1/47	1,062	1,115

Pool #MA3211, 4.00%, 12/1/47	1,668	1,715

Pool TBA, 4/18/48 (4)	5,800	5,882
		39,946

Federal Home Loan Bank – 5.0%

Federal Home Loan Banks, 1.38%, 9/28/20	5,025	4,902
3.00%, 9/11/26	750	753
		5,655

Freddie Mac – 3.2%
1.75%, 6/29/20	2,250	2,215

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.86%, 10.75% Cap), 3.63%, 4/1/37 (3)	213	224

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.91% Cap), 3.65%, 9/1/37 (3)	681	716

Pool #1Q0323, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.30% Cap), 4.63%, 5/1/37 (3)	493	514

Pool #410092, (Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.16%, 10.28% Cap), 3.09%, 11/1/24 (3)	6	6
		3,675

Freddie Mac Gold – 0.7%

Pool #G08617, 4.50%, 11/1/44	713	747

Government National Mortgage Association – 3.0%

Series 2012-123, Class A, 1.04%, 7/16/46	1,950	1,759

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.0% (1) – continued

Government National Mortgage Association – 3.0% – continued

Series 2013-17, Class AF, 1.21%, 11/16/43	$1,783	$1,708
		3,467
Total U.S. Government Agencies
(Cost $54,468)		53,490

U.S. GOVERNMENT OBLIGATIONS – 52.6%

U.S. Treasury Inflation Indexed Notes – 2.9%
0.13%, 4/15/20	980	1,033
0.63%, 7/15/21	1,025	1,141
0.13%, 1/15/23	1,080	1,141
		3,315

U.S. Treasury Notes – 49.7%
2.25%, 2/29/20	4,060	4,058
2.25%, 2/15/21	30,340	30,224
2.63%, 2/28/23	16,910	16,961
2.75%, 2/15/28	5,350	5,353
		56,596
Total U.S. Government Obligations
(Cost $59,856)		59,911

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.4%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (5)(6)	5,023,183	$5,023
Total Investment Companies
(Cost $5,023)		5,023

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT—TERM INVESTMENTS –1.0%

U.S. Treasury Bill, 1.35%, 4/12/18 (7)(8)	$1,150	$1,150
Total Short-Term Investments
(Cost $1,150)		1,150

Total Investments – 105.0%
(Cost $120,497)		119,574

Liabilities less Other Assets – (5.0%)		(5,657)
NET ASSETS – 100.0%		$113,917

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Zero coupon bond.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2018 is disclosed.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
(8)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
10-Year U.S. Treasury Note	(36)	$4,361	Short	6/18	$(36)
Ultra 10- Year US Treasury Note	(45)	5,844	Short	6/18	(85)
U.S. Treasury Long Bond	(33)	4,839	Short	6/18	(123)

Total					$(244)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	54.0%
U.S. Agency	41.8
Cash Equivalents	4.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued	MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–		$53,490	$–	$53,490
U.S. Government Obligations (1)	–		59,911	–	59,911
Investment Companies	5,023		–	–	5,023
Short-Term Investments	–		1,150	–	1,150
Total Investments	$5,023		$114,551	$–	$119,574

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(244)	$–	$–	$(244)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

TBA - To Be Announced

USD - United States Dollar

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 7.0%

Automobiles Manufacturing – 1.9%

Ford Motor Credit Co. LLC, 2.34%, 11/2/20	$20,000	$19,474
(Floating, ICE LIBOR USD 3M + 1.27%), 3.56%, 3/28/22 (1)	18,341	18,603

General Motors Financial Co., Inc., (Floating, ICE LIBOR USD 3M + 2.06%), 3.78%, 1/15/19 (1)	22,000	22,277

Hyundai Capital America, 2.40%, 10/30/18 (2)	12,500	12,464
		72,818

Banks – 0.6%

Capital One N.A., 2.35%, 8/17/18	5,500	5,494
2.35%, 1/31/20	15,000	14,757

KeyBank N.A., 1.60%, 8/22/19	4,000	3,937
		24,188

Construction Materials Manufacturing – 0.6%

Vulcan Materials Co., (Floating, ICE LIBOR USD 3M + 0.65%), 2.57%, 3/1/21 (1)	22,400	22,407

Consumer Finance – 0.7%

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.72%), 2.49%, 1/30/23 (1)	20,000	19,855

Synchrony Financial, (Floating, ICE LIBOR USD 3M + 1.23%), 3.02%, 2/3/20 (1)	9,000	9,117
		28,972

Diversified Banks – 0.8%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 1.04%), 2.76%, 1/15/19 (1)	5,000	5,034
(Floating, ICE LIBOR USD 3M + 0.38%), 2.12%, 1/23/22 (1)	18,810	18,710

Citigroup, Inc., 2.05%, 6/7/19	8,000	7,926
		31,670

Financial Services – 0.8%

Goldman Sachs Group (The), Inc., 2.30%, 12/13/19	19,000	18,797

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 7.0% – continued

Financial Services – 0.8% – continued

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 4/21/21 (1)	$10,000	$10,257
		29,054

Food & Beverage – 1.0%

Anheuser-Busch InBev Worldwide, Inc., 1/12/24 (3)	9,500	9,556

Campbell Soup Co., (Floating, ICE LIBOR USD 3M + 0.50%), 2.65%, 3/16/20 (1)	29,200	29,200
		38,756

Oil & Gas Services & Equipment – 0.5%

Schlumberger Holdings Corp., 2.35%, 12/21/18 (2)	20,000	19,945

Tobacco – 0.1%

Reynolds American, Inc., 2.30%, 6/12/18	5,000	4,997
Total Corporate Bonds
(Cost $273,244)		272,807

FOREIGN ISSUER BONDS – 2.2%

Banks – 0.3%

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 3.45%, 3/29/22 (1)	10,030	10,188

Diversified Banks – 1.0%

HSBC Holdings PLC, (Floating, ICE LIBOR USD 3M + 1.66%), 3.60%, 5/25/21 (1)	10,000	10,340

Societe Generale S.A., (Floating, ICE LIBOR USD 3M + 1.08%), 3.39%, 10/1/18 (1)	19,000	19,079

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 3.74%, 3/9/21 (1)	10,000	10,339
		39,758

Financial Services – 0.6%

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 3.73%, 9/24/20 (1)(2)	25,000	25,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 2.2% – continued

Pharmaceuticals – 0.3%

Mylan N.V., 3.00%, 12/15/18	$10,000	$10,000
Total Foreign Issuer Bonds
(Cost $84,027)		85,496

U.S. GOVERNMENT AGENCIES – 0 .6% (4)

Fannie Mae – 0.6%

0.88%, 8/2/19	24,000	23,568
Total U.S. Government Agencies
(Cost $23,982)		23,568

U.S. GOVERNMENT OBLIGATIONS – 0.8%

U.S. Treasury Notes – 0.8%

0.75%, 7/15/19	30,000	29,449
Total U.S. Government Obligations
(Cost $29,978)		29,449

MUNICIPAL BONDS – 74.0%

Alabama – 2.7%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Bonds, Series A, 5.00%, 9/1/19	2,000	2,094

Alabama State G.O. Unlimited Bonds, Series B, 5.00%, 11/1/18	5,045	5,147

Alabama State HFA MFH Revenue Bonds, Series D, Summit Ridge Apartments Project (FHA Insured), 1.35%, 7/1/19 (5)(6)	3,135	3,111

Alabama State Public School & College Authority Revenue Refunding Bonds, Series B, 5.00%, 1/1/20	24,500	25,879

Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series B-2, (Floating, SIFMA Municipal Swap Index Yield + 0.62%), 2.20%, 12/1/23 (6)	60,000	60,000

Mobile IDB PCR Bonds, Alabama Power Company Barry Plant Project, 1.85%, 3/24/20 (5)(6)	10,000	9,944

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Alabama – 2.7% continued

Mobile Warrants G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	$1,295	$1,333
		107,508

Alaska – 1.1%

Alaska State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/18	4,900	4,955

Alaska State Industrial Development & Export Authority LANS, YKHC Project, 3.50%, 12/1/20	25,000	25,367

Anchorage General Purpose G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/18	12,085	12,258
		42,580

Arizona – 1.2%

Chandler G.O. Limited Refunding Bonds, 3.00%, 7/1/20	520	535

Maricopa County Community College District G.O. Unlimited Refunding Bonds, 5.00%, 7/1/19	3,245	3,380

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/19	2,700	2,747

Phoenix Civic Improvement Corp. Subordinated Excise TRB, Series A, 5.00%, 7/1/19	5,000	5,205

Phoenix G.O. Limited Refunding Bonds, Series C, 4.00%, 7/1/19	10,650	10,962

Phoenix G.O. Unlimited Refunding Bonds, 5.00%, 7/1/18	11,000	11,094
5.00%, 7/1/19	8,000	8,333

Phoenix IDA Revenue Bonds, La Palmilla Apartments Project, 1.10%, 11/1/18	4,500	4,481
		46,737

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

California – 10.3%

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AU, (Floating, SIFMA Municipal Swap Index Yield + 0.22%), 1.80%, 12/1/20 (6)	$30,000	$30,000

California State G.O. Unlimited Bonds, Series B, (Floating, SIFMA Municipal Swap Index Yield + 0.38%), 1.96%, 12/1/22 (6)	20,000	20,019

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, J. Paul Getty Trust, (Floating, ICE LIBOR USD 1M + 0.20%), 1.50%, 4/1/21 (6)	57,000	56,835

California State Various Purpose G.O. Unlimited Bonds, 5.50%, 4/1/18	4,000	4,000

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 11/1/19	15,000	15,578

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding Bonds, Proposition A First Tier Senior, 5.00%, 7/1/18	6,280	6,336

Los Angeles County TRANS, 5.00%, 6/29/18	25,000	25,212

Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), 5.00%, 5/15/18	1,500	1,506
5.00%, 5/15/19	2,000	2,072

Los Angeles Multifamily Housing Revenue Bonds, Series R, Gilbert Lindsay Apartments, 1.30%, 7/1/19	3,500	3,476

Los Angeles TRANS, 5.00%, 6/28/18	50,000	50,419

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

California – 10.3% – continued

Metropolitan Water District of Southern California State Variable Subordinate Revenue Bonds, Series C, (Floating, SIFMA Municipal Swap Index Yield + 0.05%), 1.63%, 7/18/18 (6)	$6,500	$6,500

Metropolitan Water District of Southern California State Variable Subordinate Revenue Refunding Bonds, Series D, (Floating, SIFMA Municipal Swap Index Yield + 0.05%), 1.63%, 7/18/18 (6)	25,000	25,000

Metropolitan Water District of Southern California State Variable Subordinate Revenue Refunding Bonds, Series E, (Floating, SIFMA Municipal Swap Index Yield + 0.05%), 1.63%, 7/18/18 (6)	20,000	19,999

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/19	3,600	3,763

Orange County Sanitation District Revenue Refunding Bonds COPS, Series B, Certificates Anticipation Notes, 2.00%, 12/15/18	47,000	47,149

Riverside County Teeter Revenue Notes, Series 2017-A, 3.00%, 10/25/18	13,000	13,100

Riverside Water Variable Revenue Refunding Bonds, Series A, (Floating, SIFMA Municipal Swap Index Yield + 0.63%), 2.21%, 1/15/20 (6)	5,800	5,799

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series R-3, 5.00%, 7/1/18	10,000	10,089

San Francisco Bay Area Toll Bridge Authority Index Rate Revenue Refunding Bonds, (Floating, ICE LIBOR USD 3M + 0.55%), 2.17%, 4/1/21 (6)	28,500	28,694

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

California – 10.3% – continued

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, 1.38%, 4/1/20 (5)(6)	$28,000	$27,790
		403,336

Colorado – 0.3%

Colorado Springs Utilities System Revenue Refunding Bonds, Series A-3, 5.00%, 11/15/19	4,755	5,006

E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, (Floating, ICE LIBOR USD 1M + 1.05%), 2.31%, 9/1/21 (6)	6,000	6,057
		11,063

Connecticut – 3.7%

Connecticut State G.O. Unlimited Bonds, 5.00%, 8/1/18	15,000	15,157

Connecticut State G.O. Unlimited Bonds, Series B, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.49%), 2.07%, 3/1/19 (1)	1,500	1,500

Connecticut State G.O. Unlimited Bonds, Series D, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.88%), 2.46%, 8/15/18 (1)	1,500	1,502

Connecticut State G.O. Unlimited Bonds, Series E, 4.00%, 10/15/19	8,000	8,238

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 1.30%, 2/3/20 (5)(6)	26,000	25,720

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-3, Yale University, 1.80%, 2/9/21 (5)(6)	12,500	12,503

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University, 1.00%, 7/1/19 (5)(6)	16,550	16,406

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Connecticut – 3.7% – continued

Connecticut State HFA Housing Mortgage Finance Program Revenue Bonds, Series F-4, 3.25%, 6/1/20	$1,050	$1,081

Connecticut State Housing Finance Authority Housing Mortgage Finance Program Revenue Bonds, Series A, 2.15%, 11/15/19	2,090	2,102

Enfield G.O. Unlimited BANS, 2.25%, 8/8/18	36,000	36,075

Fairfield G.O. Unlimited BANS, 2.50%, 7/12/18	5,000	5,012

Greenwich G.O. Unlimited Bonds, 5.00%, 1/15/19	11,600	11,917
5.00%, 1/15/20	5,500	5,828
		143,041

Florida – 3.5%

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/18	2,500	2,541

Broward County Water & Sewer Utility Revenue Bonds, Series A, Prerefunded, 5.00%, 10/1/18 (7)	2,745	2,792

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/18	6,870	6,908
5.00%, 6/1/19	9,355	9,702

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, Coastal Account, 5.00%, 6/1/18	12,200	12,267
5.00%, 6/1/19	25,335	26,274
5.00%, 6/1/20	17,000	18,118

Escambia County Solid Waste Disposal Revenue Bonds, Gulf Power Company Project, 1.80%, 11/19/20 (5)(6)	13,000	12,953

Florida State Board of Public Education Capital Outlay 2011 G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/20	525	561

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Florida – 3.5% – continued

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Gtd.), 5.00%, 6/1/20	$5,130	$5,483

Florida State Board of Public Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/20	15,010	16,082

Florida State Housing Finance Corp. MFH Revenue Notes, Series C, Timber Sound Apartments, 1.30%, 4/1/19	5,775	5,733

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/18	2,000	2,017

JEA Electric System Subordinated Revenue Refunding Bonds, Series A, 5.00%, 10/1/18	3,000	3,049

Monroe County School District Sales TRB (AGM Insured), 4.00%, 10/1/19	2,100	2,165

Reedy Creek Improvement District Utilities Revenue Refunding Bonds, Series 2, 5.00%, 10/1/19	2,000	2,095

South Broward Hospital District Revenue Refunding Bonds, Prerefunded, 5.00%, 5/1/18 (7)	3,000	3,008

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, 5.00%, 10/1/18	4,000	4,068
		135,816

Georgia – 4.4%

Atkinson Coffee Counties Joint Development Authority Revenue LANS, SGSC Real Estate Foundation V, 1.65%, 12/1/19	24,425	24,241

Atlanta Airport General Revenue Refunding Bonds, Series A, 5.00%, 1/1/19	6,170	6,322

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Georgia – 4.4% – continued

Atlanta Water & Wastewater Revenue Bonds, Series A (NATL Insured), 5.50%, 11/1/18	$15,305	$15,652

Clark County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 9/1/19	2,500	2,617

Dougherty County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/19	2,000	2,076

Douglas County Sales Tax G.O. Unlimited Bonds, 5.00%, 4/1/20	2,000	2,130

Georgia State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/20	2,500	2,682

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	12,300	13,195

Main Street Natural Gas, Inc. Gas Supply Variable Revenue Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.75%), 1.87%, 9/1/23 (6)	80,000	79,478

Peach County Development Authority Student Housing Facilities Revenue Bonds, USG Real Estate Foundation LLC, 1.20%, 10/1/18	7,750	7,727

Richmond County Board of Education Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 10/1/18	4,500	4,577

Waleska Downtown Development Authority Revenue Refunding Notes, Reinhardt University Project, 2.00%, 8/1/19	11,000	10,977
		171,674

Hawaii – 0.2%

Hawaii State G.O. Unlimited Bonds, Series FB, 5.00%, 4/1/19	3,000	3,101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Hawaii – 0.2% – continued

Honolulu City & County Variable G.O. Unlimited Refunding Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.88%, 9/1/20 (6)	$6,000	$6,002
		9,103

Idaho – 1.3%

Idaho State G.O. Unlimited TANS, 4.00%, 6/29/18	50,000	50,291

Illinois – 0.3%

Chicago O’Hare International Airport General Revenue Refunding Bonds (AMT), Series A, Senior Lien, 5.00%, 1/1/21	5,000	5,383

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/19	7,700	7,892
		13,275

Indiana – 1.7%

Indiana State Finance Authority Highway Revenue Bonds, Series A, 4.00%, 6/1/19	1,390	1,427
4.00%, 6/1/20	1,600	1,677

Indiana State Finance Authority Hospital Revenue Bonds, Series A, University Health Obligated Group, Parkview Health System, Prerefunded, 5.75%, 5/1/19 (7)	22,550	23,496

Indiana State Finance Authority Revenue Refunding Bonds, Series A, State Revolving Fund, 5.00%, 2/1/19	1,500	1,543

Indiana State Transportation Finance Authority Revenue Refunding Bonds, Series B (NATL Insured), 5.50%, 12/1/18	5,000	5,130

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series D (AMT), Indianapolis Airport Authority, 5.00%, 1/1/19	3,820	3,910

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74 .0% – continued

Indiana – 1.7% – continued

Whiting Environmental Facilities Variable Revenue Bonds (AMT), BP Products North America, (Floating, OID, SIFMA Municipal Swap Index Yield + 0.75%), 2.33%, 12/2/19 (6)	$30,250	$30,275
		67,458

Iowa – 0.2%

Iowa City Community School District G.O. Unlimited Bonds, Series C, 5.00%, 6/1/19	8,000	8,312

Kansas – 1.7%

Johnson County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/19	875	915

Johnson County Unified School District No. 229 G.O. Unlimited Bonds, Series A, 5.00%, 10/1/19	16,920	17,740

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-5, Libor Index, (Floating, ICE LIBOR USD 1M + 0.32%), 1.58%, 9/1/18 (1)	7,000	7,004
(Floating, ICE LIBOR USD 1M + 0.40%), 1.66%, 9/1/19 (1)	6,565	6,582

Kansas State Department of Transportation Highway Convertible Revenue Bonds, Series B-1, Prerefunded, 5.00%, 9/1/18 (7)	15,000	15,214

Olathe G.O. Unlimited Temporary Notes, Series A, 2.00%, 8/1/18	10,000	10,011

Wichita G.O. Unlimited Temporary Notes, Series 286, 1.10%, 10/13/18	7,435	7,419
		64,885

Kentucky – 0.5%

Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series E-1, 3.00%, 11/1/18	5,000	5,038

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Kentucky – 0.5% – continued

Louisville & Jefferson County Metropolitan Government Environmental Facilities Revenue Refunding Bonds, Louisville Gas and Electric Company Project, 1.25%, 6/3/19 (5)(6)	$13,380	$13,254
		18,292

Louisiana – 0.8%

Saint James Parish Variable Revenue Bonds, Series B-1, Nucor Steel LLC Project, 1.80%, 4/9/18 (6)(8)	30,000	30,000

Maryland – 3.9%

Anne Arundel County G.O. Limited Refunding Bonds, 5.00%, 10/1/18	6,500	6,610

Baltimore County G.O. Unlimited Bonds, 5.00%, 2/1/19	3,000	3,086

Maryland State Department of Transportation Consolidated Revenue Refunding Bonds, 4.00%, 9/1/19	24,650	25,465

Maryland State G.O. Unlimited Bonds, Second Series A, Local Facilities Loan, 5.00%, 8/1/18	2,300	2,327

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/20	29,445	31,639

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Johns Hopkins Health System, (Floating, ICE LIBOR USD 1M + 0.58%), 1.84%, 5/15/18 (6)	9,500	9,502
(Floating, ICE LIBOR USD 1M + 0.60%), 1.86%, 5/15/18 (6)	19,625	19,628

Maryland State Stadium Authority Revenue Bonds, Baltimore City Public Schools, 5.00%, 5/1/18	1,500	1,504
5.00%, 5/1/19	1,250	1,294

Montgomery County G.O. Unlimited Bonds, Series B, 5.00%, 12/1/18	14,000	14,318

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Maryland – 3.9% – continued

Montgomery County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 11/1/18	$14,400	$14,687
5.00%, 11/1/19	10,000	10,521
5.00%, 11/1/20	10,000	10,815
		151,396

Massachusetts – 2.0%

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.00%, 11/1/18	19,000	19,390
5.00%, 11/1/19	15,000	15,775
5.00%, 11/1/20	17,400	18,814

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/19	2,775	2,897

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series E-2, Caregroup Issue, Prerefunded, 5.38%, 7/1/18 (7)	4,720	4,764

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Springfield College, Prerefunded, 5.63%, 10/15/19 (7)	2,000	2,120

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series A, University of Massachusetts, 1.15%, 4/1/19 (5)(6)	3,000	2,979

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/18	1,000	1,015

Springfield G.O. Limited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/18	3,000	3,034

University of Massachusetts Building Authority Revenue Refunding Bonds, 5.00%, 11/1/19	6,000	6,308
		77,096

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUNDX continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Michigan – 0.8%

Dearborn School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/18	$6,270	$6,286

Michigan State Finance Authority Revenue Refunding Bonds, Series E-1, Ascension Health, 1.10%, 8/15/19 (5)(6)	1,650	1,634

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Bonds, Series A, 5.00%, 1/1/19	1,240	1,272

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series C, Trinity Health Credit, 5.00%, 12/1/19	1,500	1,579

University of Michigan General Revenue Bonds, Series A, Prerefunded, 5.00%, 4/1/19 (7)	1,570	1,623

University of Michigan General Revenue Refunding Bonds, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.27%), 1.36%, 4/1/22 (6)	19,000	19,000
		31,394

Minnesota – 0.7%

Minnesota State Rural Water Finance Authority Public Project Construction Revenue Notes, 1.05%, 3/1/19	6,500	6,442

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/19	11,500	12,005

Orono Independent School District No. 278 Building G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 4.00%, 2/1/19	3,070	3,130

Todd Morrison Cass & Wadena Counties United Hospital District Healthcare Revenue BANS, Series A, Lakewood Health System, 1.30%, 12/1/18	6,590	6,563
		28,140

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Mississippi – 0.4%

Mississippi State Development Bank Marshall County IDA Special Obligation Revenue Bonds, 5.00%, 1/1/20	$1,855	$1,950

Mississippi State Variable G.O. Unlimited Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.33%), 1.59%, 9/1/20 (6)	4,000	3,990

South Central Regional Medical Center Hospital Revenue Refunding Bonds, Facilities Improvement & Refinancing Project, 1.70%, 3/1/20	11,050	10,962
		16,902

Missouri – 0.2%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 4.00%, 5/1/18	1,775	1,778

Missouri State Board of Public Buildings Special Obligation Revenue Bonds, Series A, 3.00%, 4/1/18	1,500	1,500
4.00%, 4/1/19	5,000	5,117
		8,395

Nebraska – 0.1%

Lincoln Electric System Revenue Refunding Bonds, 5.00%, 9/1/19	3,000	3,140

Nevada – 0.7%

Clark County Airport Subordinate Revenue Refunding Bonds, Series A-1 (AMT), 5.00%, 7/1/18	11,470	11,563

Clark County PCR Refunding Bonds, Nevada Power Co., 1.60%, 5/21/20 (5)(6)	4,100	4,053

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/18	4,000	4,027

Clark County School District G.O. Limited Refunding Bonds, Series D, 5.00%, 6/15/19	8,000	8,294

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Nevada – 0.7% – continued

Las Vegas Valley Water District Improvement G.O. Limited Refunding Bonds, Series A, 3.00%, 6/1/18	$1,000	$1,002
		28,939

New Jersey – 0.2%

Monmouth County G.O. Unlimited Bonds, 5.00%, 7/15/19	1,000	1,043

Morris County Improvement Authority Revenue Refunding Bonds, GTD Loan (County Gtd.), 3.00%, 5/1/18	2,250	2,253

New Jersey State Housing & Mortgage Finance Agency Multifamily Revenue Refunding Bonds, Series B, 1.25%, 5/1/19	5,500	5,452
		8,748

New Mexico – 0.5%

New Mexico State Capital Projects G.O. Unlimited Bonds, 5.00%, 3/1/19	1,250	1,289

New Mexico State Municipal Energy Acquisition Authority Gas Supply Variable Revenue Bonds, Subseries B, (Floating, ICE LIBOR USD 1M + 0.75%), 2.01%, 8/1/19 (6)	16,595	16,600
		17,889

New York – 8.9%

Long Island Power Authority Electric System Variable Revenue Refunding Bonds, Series C, (Floating, ICE LIBOR USD 1M + 0.88%), 2.20%, 11/1/18 (6)	13,100	13,106

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3C, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 2.03%, 11/1/19 (6)	5,550	5,543

Metropolitan Transportation Authority Revenue BANS, Series A-3, 4.00%, 8/15/19	42,000	43,319

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

New York – 8.9% – continued

Metropolitan Transportation Authority Revenue BANS, Series A-5, 4.00%, 8/15/19	$10,000	$10,314

Metropolitan Transportation Authority Revenue BANS, Series C-2, 4.00%, 5/15/19	10,000	10,259

Metropolitan Transportation Authority Revenue Bonds, Series A, 5.00%, 11/15/18	1,630	1,665

Metropolitan Transportation Authority Revenue Bonds, Subseries D-2, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 2.03%, 11/15/22 (6)	20,000	19,968

Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Series C-2B, 5.00%, 2/15/20 (5)(6)	30,140	31,788

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-1, 5.00%, 11/15/20 (5)(6)	19,000	20,405

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), (Floating, ICE LIBOR USD 1M + 0.57%), 1.87%, 4/6/20 (6)	5,500	5,532

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series A-1, 5.00%, 8/1/19	18,000	18,793
5.00%, 8/1/20	24,665	26,497

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/19	5,000	5,218
5.00%, 8/1/20	11,670	12,520

New York G.O. Unlimited Refunding Bonds, Series C, 4.00%, 8/1/18	5,000	5,040
5.00%, 8/1/19	5,000	5,218

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University, 5.00%, 10/1/18	1,000	1,018

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

New York – 8.9% – continued

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/20	$15,000	$15,900

New York State Dormitory Authority Sales TRB, Series A, Group A, 5.00%, 3/15/19	11,640	12,018

New York State Dormitory Authority State Supported Debt Revenue Refunding Bonds, Series A, Department of Health, 5.00%, 7/1/19	3,840	4,000

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series F (SonyMA/GNMA/FNMA/FHLMC Insured), 1.20%, 11/1/18	6,550	6,550

New York State Housing Finance Agency Revenue Bonds, Series C (SonyMA/GNMA/FNMA/FHLMC Insured), 1.25%, 5/1/20	1,900	1,883

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 9/15/18	17,240	17,515
5.00%, 3/15/20	45,175	47,995

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 197 (AMT), 5.00%, 11/15/19	4,405	4,623
		346,687

North Carolina – 0.5%

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	3,000	3,059

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	8,000	8,381

North Carolina State Grant Anticipation Vehicle Revenue Refunding Bonds, 5.00%, 3/1/20	6,000	6,349

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

North Carolina – 0.5% – continued

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/20	$1,840	$1,956
		19,745

Ohio – 3.3%

Allen County Hospital Facilities Adjustable Revenue Bonds, Series B, Mercy Health, (Floating, SIFMA Municipal Swap Index Yield + 0.75%), 2.33%, 5/1/20(6)	50,000	50,011

Columbus G.O. Unlimited Bonds, Series A, 4.00%, 4/1/20	13,835	14,459

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/18	1,000	1,008

Eaton Vance Ohio Municipal Income Trust Tax-Exempt Preferreds (AMT), (Floating, SIFMA Municipal Swap Index Yield + 1.50%), 3.08%, 9/1/19 (1)(2)(9)	11,400	11,411

Ohio State Adult Correctional Capital Facilities Revenue Refunding Bonds, Lease Appropriation, 4.00%, 10/1/19	3,170	3,278
4.00%, 10/1/20	2,750	2,893

Ohio State Common Schools G.O. Unlimited Bonds, Series A, 5.00%, 3/15/19	6,935	7,160

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/18	3,000	3,047

Ohio State G.O. Unlimited Bonds, Series B, 4.00%, 9/1/18	2,390	2,414

Ohio State G.O. Unlimited Bonds, Series T, 5.00%, 11/1/19	10,750	11,307

Ohio State Housing Finance Agency Residential Mortgage Revenue Refunding Bonds, Series K (GNMA/FNMA/FHLMC Insured), 1.00%, 9/1/18	1,400	1,396

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Ohio – 3.3% – continued

Ohio State Major New State Infrastructure Project Revenue Bonds, Series 2016-1, 5.00%, 12/15/18	$2,500	$2,560

Ohio State Major New State Infrastructure Project Revenue Refunding Bonds, Series B, 5.00%, 12/15/19	6,000	6,321

Ohio State Water Development Authority Water Pollution Control Loan Fund Revenue Refunding Bonds, Series B, (Floating, SIFMA Municipal Swap Index Yield + 0.22%), 1.80%, 12/1/20 (1)	5,250	5,249

University of Cincinnati Receipts Revenue Bonds, Series A, (Floating, ICE LIBOR USD 1M + 0.45%), 1.71%, 6/1/18 (1)	8,275	8,275
		130,789

Oklahoma – 0.2%

Canadian County Independent School District No. 27, Combined Purpose G.O. Unlimited Bonds, Yukon Public Schools, 2.00%, 10/1/19	2,295	2,302
2.00%, 10/1/20	3,040	3,046

Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Clean Water Program, 5.00%, 4/1/20	3,500	3,729
		9,077

Oregon – 2.1%

Multnomah County School District No. 1 Portland G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/20	45,000	48,162

Oregon State G.O. Limited TANS, Series A, 5.00%, 9/28/18	30,000	30,501

Oregon State G.O. Unlimited Refunding Bonds, Series L, 5.00%, 8/1/19	2,160	2,256
		80,919

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Pennsylvania – 1.2%

Indiana County IDA Student Housing Revenue BANS, Residential Revival Project at Indiana University, 1.45%, 9/1/20	$12,750	$12,516

Lehigh County General Purpose Hospital Revenue Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/18 (7)(10)	4,000	4,073

North Penn Water Authority Variable Revenue Refunding Bonds, (Floating, ICE LIBOR USD 1M + 0.41%), 1.67%, 11/1/19 (1)	1,000	999
(Floating, ICE LIBOR USD 1M + 0.50%), 1.76%, 11/1/19 (6)	4,280	4,281

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-2, (Floating, SIFMA Municipal Swap Index Yield + 0.70%), 2.28%, 12/1/19 (1)	2,500	2,512

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series B-1, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 2.18%, 12/1/18 (1)	12,000	12,010

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 10/1/18	8,050	8,190

Swarthmore Borough Authority Revenue Refunding Bonds, Series A, Swarthmore College, 5.00%, 9/15/18	2,280	2,316
		46,897

Rhode Island – 0.0%

Rhode Island State Health & Educational Building Corporation Higher Education Facilities Revenue Refunding Bonds, Series A, University of Rhode Island, Prerefunded, 6.50%, 9/15/18 (7)	1,900	1,942

South Carolina – 0.3%

Beaufort County School District G.O. Unlimited Bonds, Series B (SCSDE Insured), 5.00%, 3/1/19	5,000	5,155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

South Carolina – 0.3% – continued

Richland County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 3/1/19	$2,000	$2,062

South Carolina State G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/19	3,065	3,202

York Country Fort Mill School District No. 4 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	1,500	1,593
		12,012

Tennessee – 1.2%

Knox County Health Educational & Housing Facility Board Multifamily Housing Revenue Bonds, Pinnacle Park Apartments Project, 1.15%, 8/1/18	1,615	1,613

Memphis Electric System Revenue Bonds, 3.00%, 12/1/18	2,855	2,883
4.00%, 12/1/19	1,470	1,526

Memphis Gas System Revenue Bonds, 3.00%, 12/1/18	1,200	1,212

Metropolitan Government of Nashville & Davidson County Electric System Revenue Refunding Bonds, Series B, 5.00%, 5/15/19	2,000	2,076

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/19	10,000	10,417

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding Bonds, 5.00%, 7/1/19	6,000	6,250

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Collateralized MFH Variable Revenue Bonds, Hermitage Flats Apartments Project, 1.30%, 7/1/19 (5)(6)	4,000	3,984

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Tennessee – 1.2% – continued

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Haynes Garden Apartments Project (GNMA Insured), 1.75%, 12/1/19 (5)(6)	$4,500	$4,488

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Radnor Towers Apartment Project, 0.90%, 4/1/18 (5)(6)	4,750	4,750

Monroe County G.O. Unlimited BANS, 1.20%, 6/15/19	5,000	4,978

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/18	2,325	2,352
		46,529

Texas – 7.2%

Alamo Community College District G.O. Limited Refunding Bonds, 5.00%, 8/15/19	18,000	18,821
3.00%, 8/15/20	4,000	4,116

Austin Public Improvement G.O. Limited Bonds, 5.00%, 9/1/18	7,000	7,101

Corpus Christi Independent School District Variable G.O. Unlimited Bonds, Series A (PSF-Gtd.), School Building, 2.00%, 8/15/19 (5)(6)	5,000	5,011

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 1.40%, 8/17/20 (5)(6)	7,130	7,043

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF-Gtd.), 1.35%, 8/1/19 (5)(6)	3,000	2,981

Grapevine-Colleyville Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/19	2,830	2,957

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Texas – 7.2% – continued

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Memorial Hermann Hospital, (Floating, SIFMA Municipal Swap Index Yield + 0.58%), 2.16%, 12/1/19 (6)	$1,950	$1,951

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 11/15/18	1,000	1,021

Houston G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/19	9,000	9,269

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 1.70%, 6/1/18 (5)(6)	12,500	12,502

Houston Independent Schoolhouse District G.O. Limited Bonds, Series A-2 (PSF-Gtd.), 3.00%, 6/1/19 (5)(6)	7,000	7,098

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/19	2,835	2,920

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/18	1,000	1,021

Irving G.O. Limited Refunding & Improvement Bonds, 5.50%, 9/15/18	3,000	3,052

Judson Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 2/1/19	1,980	2,019

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series C (PSF-Gtd.), (Floating, ICE LIBOR USD 1M + 0.55%), 1.74%, 8/15/19 (6)	7,750	7,754

Lewisville Refunding & Improvement G.O. Limited Bonds, 5.00%, 2/15/19	1,000	1,030

Lone Star College System G.O. Limited Bonds, Prerefunded, 5.00%, 8/15/18 (7)	10,000	10,122

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Texas – 7.2% – continued

Matagorda County Navigation District No. 1 Variable Revenue Refunding Bonds (AMT), Central Power & Light, 1.75%, 9/1/20 (5)(6)	$8,335	$8,197

Midlothian Independent School District G.O. Unlimited Bonds, Series B, School Building (PSF-Gtd.), Prerefunded, 2.50%, 8/1/18 (5)(11)	195	196

Mission Economic Development Corp. Solid Waste Disposal Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 2.50%, 8/1/20	3,000	2,997

Montgomery County G.O. Limited Tax Refunding Bonds, Series A, 5.00%, 3/1/19	3,000	3,093

North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/1/19	1,500	1,538

North Texas Tollway Authority Variable Revenue Refunding Bonds, Series A, First Tier, (Floating, SIFMA Municipal Swap Index Yield + 0.80%), 2.38%, 1/1/19 (6)	7,250	7,257

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 1.45%, 6/1/20 (5)(6)	5,350	5,296

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/19	4,000	4,113

San Antonio G.O. Limited Bonds, Certificates of Obligation, 5.00%, 2/1/19	2,900	2,981

San Antonio G.O. Limited Refunding Bonds, 5.00%, 2/1/19	8,975	9,227

San Antonio G.O. Limited Tax Notes, 5.00%, 2/1/19	9,535	9,803

Spring Branch Independent Schoolhouse District G.O. Unlimited Bonds (PSF-Gtd.), 3.00%, 6/18/19 (5)(6)	4,000	4,058

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Texas – 7.2% – continued

Texas State A&M University Financing System Revenue Bonds, Series A, 4.00%, 5/15/19	$1,000	$1,026

Texas State A&M University Financing System Revenue Bonds, Series B, 5.00%, 5/15/19	5,200	5,395

Texas State Department of Housing & Community Affairs MFH Revenue Bonds, Emli at Liberty Crossing, 1.80%, 12/1/19 (5)(6)	4,000	3,986

Texas State TRANS, 4.00%, 8/30/18	38,300	38,686

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/18	10,000	10,000

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, 5.00%, 10/1/19	10,000	10,494

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/18	9,000	9,000
5.00%, 4/1/20	7,025	7,471

Texas State University System Financing Revenue Refunding Bonds, Series A, 5.00%, 3/15/19	3,400	3,510

Texas State Water Development Board Revenue Bonds, Series A, 5.00%, 4/15/19	6,000	6,210
5.00%, 4/15/20	4,000	4,260

Texas State Water Finance Assistance G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/18	3,000	3,034
5.00%, 8/1/19	8,000	8,348

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/19	1,000	1,035

University of Texas Permanent University Fund Revenue Refunding Bonds, Series A, 5.00%, 7/1/18	2,000	2,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Texas – 7.2% – continued

University of Texas Revenue Bonds, Series E, 5.00%, 8/15/19	$2,000	$2,090
		283,107

Utah – 0.4%

Salt Lake City TRANS, 4.00%, 6/29/18	8,000	8,046

Salt Lake County G.O. Unlimited Bonds, 5.00%, 12/15/18	2,000	2,048

University of Utah Revenue Refunding Bonds, Series A (State Appropriation Insured), 4.00%, 8/1/20	2,530	2,659

Utah State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/18	1,500	1,513
		14,266

Virginia – 1.5%

Fairfax Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 4/1/19	2,500	2,584

Henrico County Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 7/15/19	3,000	3,129

Newport News G.O. Unlimited Refunding Bonds, 3.00%, 7/15/18	1,780	1,788

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment Projects, 5.00%, 2/1/19	17,000	17,480

Virginia State College Building Authority Educational Facilities Revenue Bonds, Public Higher Education Financing Program (State Intercept Program), 5.00%, 9/1/19	3,000	3,139

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series 2017-C, 21st Century College Programs, 5.00%, 2/1/20	11,000	11,644

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Virginia – 1.5% – continued

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, 21st Century College Equipment, 5.00%, 2/1/20	$5,000	$5,293

Virginia State Public School Authority School Financing Revenue Bonds (State Aid Withholding), 5.00%, 1/15/20	2,565	2,712

Virginia State Public School Authority School Technology & Security Notes Revenue Bonds, Series IV, 5.00%, 4/15/18	7,650	7,659

Virginia State Public School Authority Special Obligation Prince William County Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/18	2,400	2,427
		57,855

Washington – 2.7%

Central Puget Sound Regional Transportation Authority Sales & TRB, Series S-2A, Green Bonds, (Floating, SIFMA Municipal Swap Index Yield + 0.70%), 2.28%, 11/1/18 (6)	25,000	25,012

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	6,855	6,913

King County G.O. Limited Refunding Bonds, Series E, 5.00%, 12/1/18	4,000	4,091

Seattle Municipal Light & Power Revenue Refunding Bonds (BHAC-CR Insured), Prerefunded, 5.75%, 4/1/19 (7)	19,600	20,403

Seattle Municipal Light and Power Improvement Revenue Refunding & Improvement Bonds, Series C, 5.00%, 9/1/19	2,100	2,197

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 7/1/20	5,210	5,580

Washington State G.O. Unlimited Refunding Bonds, Series R-2015D, 5.00%, 7/1/20	5,000	5,355

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 74.0% – continued

Washington – 2.7% – continued

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/20	$11,455	$12,295

Washington State Housing Finance Commission Revenue Bonds, Royal Hills Apartments Project, 1.40%, 11/1/19	4,000	3,975

Washington State Housing Finance Commission Revenue Bonds, Series A, Trailside Village Apartments, 1.35%, 4/1/19	5,500	5,472

Washington State Refunding COPS, State & Local Agency Real & Person (State Intercept Program), 5.00%, 7/1/18	7,335	7,397

Washington State Various Purpose G.O. Unlimited Bonds, Series B, 5.00%, 2/1/20	7,625	8,077
		106,767

Wisconsin – 1.1%

Public Finance Authority Revenue LANS, Lake Oconee Academy Foundation, Inc. Project, 2.30%, 10/1/19	4,000	3,990

Wisconsin State Environmental Improvement Fund Revenue Bonds, Series A, 5.00%, 6/1/19	18,000	18,694

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/18	4,000	4,011

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/18	8,505	8,528

Wisconsin State Petroleum Inspection Fee Revenue Bonds, Series 1, 4.00%, 7/1/19	7,000	7,203
		42,426
Total Municipal Bonds
(Cost $2,908,907)		2,894,428

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (12)(13)	21,078,369	$21,078
Total Investment Companies
(Cost $21,078)		21,078

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 14.2%

Augusta Housing Authority Revenue Bonds, Gardens At Harvest Point Apartments, 1.87%, 7/2/18 (5)(6)	$17,000	$17,000

Broward County School District G.O. Limited TANS, 2.00%, 6/15/18	23,000	23,025

Burke County Development Authority Pollution Control Variable Revenue Bonds, Georgia Power Co. Plant Vogtle Project, 1.55%, 6/1/18 (5)(6)	28,100	28,082

Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Transmission Co. Plant, 1.30%, 5/3/18 (5)(6)	12,000	11,994

California State Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds, Republic Services, Inc. Project (AMT), 1.55%, 4/16/18 (5)(6)	17,500	17,497

California State Pollution Control Financing Authority Solid Waste Disposal Variable Revenue Refunding Bonds, Republic Services, Inc. Project (AMT), 1.65%, 5/1/18 (5)(6)	15,000	14,995

California Statewide Communities Development Authority MFH Revenue Bonds, Series F, La Puente Park Apartments, 1.20%, 10/1/18 (5)(6)	5,000	4,987

Colorado State Educational Loan Program Revenue TRANS, Series A, 4.00%, 6/28/18	22,000	22,129

Colorado State Educational Loan Program Revenue TRANS, Series A, 3.00%, 6/28/18	15,000	15,053

Colorado State General Fund Revenue TRANS, Series A, 4.00%, 6/27/18	26,000	26,151

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 14.2% – continued

Connecticut State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series U2, Yale University, 1.00%, 2/6/19 (5)(6)	$17,435	$17,349

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, Yale University, 1.38%, 7/11/18 (5)(6)	5,500	5,499

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series M, Series I-1, Sacred Heart University, 5.00%, 7/1/18	1,095	1,104

Connecticut State HFA Housing Mortgage Finance Program Revenue Refunding Bonds, Series F-4 (GNMA/FNMA/FHLMC Insured), 1.20%, 11/15/18 (5)(6)	4,000	3,999

Dallas Independent School District Building Multi-Modal G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 5.00%, 2/15/19 (5)(6)	3,415	3,512

East Baton Rouge Parish Industrial Development Board, Inc. Variable Revenue Bonds, Series A, ExxonMobil Project, 1.52%, 4/2/18 (6)(8)	10,000	10,000

Eaton Vance New York Municipal Income Trust Tax-Exempt Preferreds (AMT)(Floating, SIFMA Municipal Swap Index Yield + 1.50%), 3.08%, 4/9/18 (2)(6)(9)	11,000	11,011

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/18	4,575	4,601

Franklin County Hospital Facilities Revenue Refunding Bonds, Series B, OhioHealth Corporation, 4.00%, 11/1/18 (5)(6)	13,590	13,760

Georgetown Independent School District Variable G.O. Unlimited Refunding Bonds, 2.00%, 8/1/18 (5)(6)	5,000	5,006

Harlandale Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/15/18 (5)(6)	5,000	5,007

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 14.2% – continued

Houston Independent Schoolhouse District G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 1.70%, 6/1/18 (5)(6)	$5,500	$5,501

Indiana Health Facility Financing Authority Revenue Bonds, Ascension Health Credit Group, 4.00%, 3/1/19 (5)(6)	42,500	43,360

Indiana State Finance Authority Economic Development Revenue Refunding Bonds, Republic Services, Inc. Project, 1.50%, 6/1/18 (5)(6)	9,000	8,993

Johnson County Unified School District No. 229 G.O. Unlimited Bonds, Series A, 5.00%, 10/1/18	9,200	9,357

Massachusetts State G.O. Limited RANS, Series B, 2.00%, 5/21/18	30,000	30,018

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/25/18	46,300	46,348

Massachusetts State G.O. Limited Refunding Bonds, Series D, 5.50%, 10/1/18	10,000	10,201

Midlothian Independent School District G.O. Unlimited Bonds, Series B, School Building (PSF-Gtd.), 2.50%, 8/1/18 (5)(6)	4,305	4,317

Mississippi State Business Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 1.85%, 3/1/19 (5)(6)	6,500	6,481

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Revenue Bonds, Aspen Riverpark Apartments Project, 1.20%, 7/1/18 (5)(6)	2,800	2,797

Ohio State Adult Correctional Capital Facilities Revenue Refunding Bonds, Lease Appropriation, 4.00%, 10/1/18	2,500	2,530

Ohio State Solid Waste Revenue Refunding Bonds, Republic Services, Inc. Project, 1.50%, 6/1/18 (5)(6)	12,000	11,991

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 14.2% – continued

Ohio State Water Development Authority Solid Waste Revenue Bonds (AMT), Waste Management, 1.70%, 11/1/18 (5)(6)	$11,365	$11,342

Oklahoma Housing Finance Agency Collateralized Revenue Bonds, Savanna Landing Apartments, 0.85%, 7/1/18 (5)(6)	6,000	5,990

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Variable Waste Management, Inc., 1.60%, 5/1/18 (5)(6)	6,500	6,498

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A, Waste Management, Inc. Project, 1.50%, 5/1/18 (5)(6)	2,605	2,604

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 1.55%, 12/3/18 (5)(6)	4,740	4,730

Phoenix IDA Revenue Bonds, Broadway Terrace Apartments Project, 1.20%, 8/1/18 (5)(6)	5,000	4,992

Phoenix IDA Solid Waste Variable Revenue Refunding Bonds (AMT), Republic Services, Inc., 1.65%, 5/1/18 (5)(6)	5,000	4,998

Public Finance Authority Solid Waste Disposal Revenue Refunding Bonds (AMT), Waste Management, Inc. Project, 1.60%, 5/1/18 (5)(6)	8,000	7,995

Quincy G.O. Limited BANS, 2.25%, 7/13/18	36,894	36,964

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Series B, Junior Lien, 1.75%, 12/1/18 (5)(6)	12,000	12,001

Spring Branch Independent Schoolhouse District G.O. Unlimited Bonds, Series A-1 (PSF-Gtd.), 2.50%, 6/15/18 (5)(6)	4,000	4,007

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 14.2% – continued

Tarrant County Cultural Education Facilities Finance Corporation Hospital Variable Revenue Bonds, Methodist Hospitals of Dallas Project, (TD Bank N.A. LOC), 1.60%, 4/2/18 (6)(8)	$4,000	$4,000

Yavapai County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 1.85%, 3/1/19 (5)(6)	5,420	5,404
Total Short-Term Investments
(Cost $555,972)		555,180

Total Investments – 99.3%
(Cost $3,897,188)		3,882,006

Other Assets less Liabilities – 0.7%		26,870
NET ASSETS – 100.0%		$3,908,876

(1)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(7)	Maturity date represents the prerefunded date.
(8)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(9)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of these restricted illiquid securities amounted to approximately $22,422,000 or 0.6% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Eaton Vance Ohio Municipal Income Trust Tax-Exempt Preferreds (AMT), 3.08%, 9/1/19	02/24/2016	$11,400

Eaton Vance New York Municipal Income Trust Tax-Exempt Preferreds (AMT), 3.08%, 4/9/18	02/24/2016	11,000

(10)	Security has converted to a fixed rate as of July 1, 2008, and will be going forward.
(11)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the prerefunded date.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	0.8%
U.S. Agency	0.6
AAA	17.7
AA	33.2
A	21.0
BBB	6.8
A1+ (Short Term)	2.9
A1 (Short Term)	10.0
A2 (Short Term)	0.8
Not rated	5.7
Cash Equivalents	0.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$272,807	$–	$272,807
Foreign Issuer Bonds (1)	–	85,496	–	85,496
U.S. Government Agencies (1)	–	23,568	–	23,568
U.S. Government Obligations (1)	–	29,449	–	29,449
Municipal Bonds (1)	–	2,894,428	–	2,894,428
Investment Companies	21,078	–	–	21,078
Short-Term Investments	–	555,180	–	555,180
Total Investments	$21,078	$3,860,928	$–	$3,882,006

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

COPS - Certificates of Participation

CR - Custody Receipt

Fannie Mae - Federal National Mortgage Association

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

IDA - Industrial Development Authority

IDB - Industrial Development Board

LANS - Loan Anticipation Notes

LOC - Letter of Credit

MFH - Multi-Family Housing

MWRA - Massachusetts Water Resources Authority

NATL - National Public Finance Guarantee Corporation

OID - Original Issue Discount

PCR - Pollution Control Revenue

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SIFMA - Securities Industry and Financial Markets Association

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1%

Auto Floor Plan – 1.4%

Ally Master Owner Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor), 2.12%, 6/15/21 (1)	$5,000	$5,009

Ally Master Owner Trust, Series 2018-1, Class A1 (Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 2.06%, 1/17/23 (1)	9,400	9,402

Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1 1.55%, 7/15/21	3,000	2,957

Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2 (Floating, ICE LIBOR USD 1M + 0.46%), 2.24%, 11/15/21 (1)	5,000	5,019

GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1 1.96%, 5/17/21 (2)	2,500	2,480

GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2 (Floating, ICE LIBOR USD 1M + 0.57%), 2.35%, 1/18/22 (1)(2)	2,500	2,514

GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1 2.13%, 7/15/22 (2)	5,000	4,925

GMF Floorplan Owner Revolving Trust, Series 2018-1, Class A (Floating, ICE LIBOR USD 1M + 0.30%), 2.16%, 3/15/22 (1)(2)(3)	1,500	1,499

NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2 2.56%, 10/17/22 (2)	1,000	987

NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (Floating, ICE LIBOR USD 1M + 0.64%), 3.09%, 2/15/23 (1)(2)	2,250	2,250
		37,042

Automobile – 3.8%

AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2A 1.37%, 11/8/19	147	147

Americredit Automobile Receivables Trust, Series 2016-4, Class A2A 1.34%, 4/8/20	644	643

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Automobile – 3.8% – continued

AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A2A 1.69%, 12/18/20	$2,526	$2,516

ARI Fleet Lease Trust, Series 2017-A, Class A1 1.25%, 6/15/18 (2)	241	241

ARI Fleet Lease Trust, Series 2018-A, Class A1 1.95%, 3/15/19	10,000	10,000

CarMax Auto Owner Trust, Series 2016-4, Class A2 1.21%, 11/15/19	2,391	2,385

CarMax Auto Owner Trust, Series 2017-1, Class A2 1.54%, 2/18/20	4,423	4,411

Chesapeake Funding II LLC, Series 2016-2A, Class A1 1.88%, 6/15/28 (2)	4,457	4,433

Chesapeake Funding II LLC, Series 2017-2A, Class A2 (Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.23%, 5/15/29 (1)(2)	2,897	2,897

Chesapeake Funding II LLC, Series 2017-3A, Class A1 1.91%, 8/15/29 (2)	4,000	3,969

Chesapeake Funding II LLC, Series 2017-4A, Class A1 2.12%, 11/15/29 (2)(3)	4,000	3,951

Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2 1.36%, 1/15/20 (2)	459	459

Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.83%, 9/20/21 (2)	1,864	1,859

Enterprise Fleet Financing LLC, Series 2016-2, Class A2 1.74%, 2/22/22 (2)	2,422	2,410

Enterprise Fleet Financing LLC, Series 2017-3, Class A2 2.13%, 5/22/23 (2)	2,000	1,980

Enterprise Fleet Financing LLC, Series 2018-1, Class A1 2.15%, 3/20/19 (2)	8,750	8,750

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Automobile – 3.8% – continued

GM Financial Automobile Leasing Trust, Series 2017-1, Class A2A 1.67%, 9/20/19	$1,624	$1,619

GM Financial Automobile Leasing Trust, Series 2018-1, Class A2B (Floating, ICE LIBOR USD 1M + 0.20%), 2.02%, 4/20/20 (1)	3,200	3,201

GM Financial Consumer Automobile Receivables Trust, Series 2017-2A, Class A2A 1.61%, 5/18/20 (2)	3,590	3,575

GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A2A 2.08%, 1/19/21	4,100	4,086

Huntington Auto Trust, Series 2016-1, Class A2 1.29%, 5/15/19	299	299

Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B (Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.08%, 7/15/19 (1)(2)	2,744	2,745

Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A2 1.15%, 1/15/19	189	188

Nissan Auto Lease Trust, Series 2016-B, Class A2A 1.26%, 12/17/18	469	469

Nissan Auto Receivables Owner Trust, Series 2017-C, Class A2A 1.89%, 10/15/20	8,000	7,957

Santander Drive Auto Receivables Trust, Series 2017-3, Class A2 1.67%, 6/15/20	4,213	4,202

Santander Retail Auto Lease Trust, Series 2017-A, Class A2A 2.02%, 3/20/20 (2)	4,000	3,978

Santander Retail Auto Lease Trust, Series 2018-A, Class A2B (Floating, ICE LIBOR USD 1M + 0.27%), 1.96%, 10/20/20 (1)(2)	10,000	10,000

Securitized Term Auto Receivables Trust, Series 2017-1A, Class A2A 1.51%, 4/25/19 (2)	724	722

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Automobile – 3.8% – continued

Securitized Term Auto Receivables Trust, Series 2017-2A, Class A2A 1.78%, 1/27/20 (2)(3)	$2,000	$1,991

World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A2A 1.20%, 2/15/19	1,048	1,045

World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2 1.68%, 12/16/19	1,717	1,709
		98,837

Credit Card – 8.9%

American Express Credit Account Master Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.45%), 2.23%, 9/16/24 (1)	6,000	6,054

American Express Credit Account Master Trust, Series 2017-5, Class A (Floating, ICE LIBOR USD 1M + 0.38%), 2.16%, 2/18/25 (1)	2,000	2,013

American Express Credit Account Master Trust, Series 2017-6, Class A 2.04%, 5/15/23	6,330	6,215

American Express Credit Account Master Trust, Series 2018-3, Class A (Floating, ICE LIBOR USD 1M + 0.32%), 2.10%, 10/15/25 (1)	10,000	10,006

BA Credit Card Trust, Series 2017-A1, Class A1 1.95%, 8/15/22	7,000	6,902

BA Credit Card Trust, Series 2017-A2, Class A2 1.84%, 1/17/23	1,000	980

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	3,000	2,994

Barclays Dryrock Issuance Trust, Series 2017-1, Class A (Floating, ICE LIBOR USD 1M + 0.33%, 0.33% Floor), 2.11%, 3/15/23 (1)	7,000	7,024

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Credit Card – 8.9% – continued

Barclays Dryrock Issuance Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.08%, 5/15/23 (1)	$4,000	$4,004

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5 1.60%, 5/17/21	3,500	3,492

Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7 (Floating, ICE LIBOR USD 1M + 0.51%), 2.29%, 9/16/24 (1)	3,250	3,270

Capital One Multi-Asset Execution Trust, Series 2017-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.41%), 2.19%, 1/15/25 (1)	5,000	5,021

Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4 1.99%, 7/17/23	5,000	4,911

CARDS II Trust, Series 2017-1A, Class A (Floating, ICE LIBOR USD 1M + 0.37%), 2.15%, 4/18/22 (1)(2)	3,000	3,004

CARDS II Trust, Series 2017-2A, Class A (Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 2.04%, 10/17/22 (1)(2)(3)	5,000	5,001

Chase Issuance Trust, Series 2017-A1, Class A (Floating, ICE LIBOR USD 1M + 0.30%), 2.08%, 1/18/22 (1)	5,500	5,515

Chase Issuance Trust, Series 2017-A2, Class A (Floating, ICE LIBOR USD 1M + 0.40%), 2.18%, 3/15/24 (1)	2,000	2,012

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	3,250	3,202

Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3 (Floating, ICE LIBOR USD 1M + 0.49%), 2.19%, 12/7/23 (1)	15,000	15,124

Citibank Credit Card Issuance Trust, Series 2017-A4, Class A4 (Floating, ICE LIBOR USD 1M + 0.22%), 1.92%, 4/7/22 (1)	6,800	6,804

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Credit Card – 8.9% – continued

Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8 1.86%, 8/8/22	$5,000	$4,897

Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.33%), 2.15%, 1/21/25 (1)	5,000	5,000

Discover Card Execution Note Trust, Series 2015-A3, Class A 1.45%, 3/15/21	8,000	7,963

Discover Card Execution Note Trust, Series 2016-A1, Class A1 1.64%, 7/15/21	10,000	9,933

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	4,000	3,930

Discover Card Execution Note Trust, Series 2017-A1, Class A1 (Floating, ICE LIBOR USD 1M + 0.49%), 2.27%, 7/15/24 (1)	9,950	10,040

Discover Card Execution Note Trust, Series 2017-A3, Class A3 (Floating, ICE LIBOR USD 1M + 0.23%), 2.01%, 10/17/22 (1)	3,250	3,255

Discover Card Execution Note Trust, Series 2017-A6, Class A6 1.88%, 2/15/23	7,000	6,868

Discover Card Execution Note Trust, Series 2018-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.33%), 0.85%, 8/15/25 (1)	5,000	5,000

Evergreen Credit Card Trust, Series 2016-1, Class A (Floating, ICE LIBOR USD 1M + 0.72%), 2.50%, 4/15/20 (1)(2)	4,000	4,001

Evergreen Credit Card Trust, Series 2016-3, Class A (Floating, ICE LIBOR USD 1M + 0.50%), 2.28%, 11/16/20 (1)(2)	4,000	4,010

Evergreen Credit Card Trust, Series 2017-1, Class A (Floating, ICE LIBOR USD 1M + 0.26%), 2.04%, 10/15/21 (1)(2)(3)	3,000	3,003

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Credit Card – 8.9% – continued

First National Master Note Trust, Series 2017-1, Class A (Floating, ICE LIBOR USD 1M + 0.40%), 2.18%, 4/18/22 (1)	$2,500	$2,505

First National Master Note Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.44%), 2.22%, 10/16/23 (1)	2,000	1,998

Golden Credit Card Trust, Series 2016-5A, Class A 1.60%, 9/15/21 (2)	4,000	3,936

Golden Credit Card Trust, Series 2017-4A, Class A (Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor), 2.30%, 7/15/24 (1)(2)	5,000	5,023

Golden Credit Card Trust, Series 2018-1A, Class A 2.62%, 1/15/23 (2)	5,000	4,968

Master Credit Card Trust II, Series 2017-1A, Class A 2.26%, 7/21/21 (2)	3,600	3,567

Master Credit Card Trust II, Series 2018-1A, Class A (Floating, ICE LIBOR USD 1M + 0.49%, 0.49% Floor), 2.33%, 7/22/24 (1)	5,000	4,998

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A 1.60%, 4/15/21	2,000	2,000

Trillium Credit Card Trust II, Series 2018-1A, Class A (Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor), 1.96%, 2/27/23 (1)(2)(3)	4,500	4,500

World Financial Network Credit Card Master Trust, Series 2015-A, Class A (Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor), 2.26%, 2/15/22 (1)	2,500	2,500

World Financial Network Credit Card Master Trust, Series 2016-C, Class A 1.72%, 8/15/23	8,000	7,867

World Financial Network Credit Card Master Trust, Series 2017-B, Class A 1.98%, 6/15/23	4,500	4,454

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Credit Card – 8.9% – continued

World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.31%, 8/15/24	$3,000	$2,948

World Financial Network Credit Card Master Trust, Series 2018-A, Class A 3.07%, 12/16/24	7,000	7,011
		229,723

Other – 1.3%

CNH Equipment Trust, Series 2016-B, Class A2A 1.31%, 10/15/19	62	62

Daimler Trucks Retail Trust, Series 2018-1, Class A1 2.20%, 4/15/19 (2)(3)	3,570	3,570

John Deere Owner Trust, Series 2017-B, Class A2B (Floating, ICE LIBOR USD 1M + 0.11%), 1.89%, 4/15/20 (1)	3,659	3,659

John Deere Owner Trust, Series 2018-A, Class A2 2.42%, 10/15/20	3,150	3,144

Kubota Credit Owner Trust, Series 2017-1A, Class A2 1.66%, 5/15/20 (2)	3,000	2,981

Verizon Owner Trust, Series 2016-1A, Class A 1.42%, 1/20/21 (2)	2,500	2,478

Verizon Owner Trust, Series 2016-2A, Class A 1.68%, 5/20/21 (2)	4,500	4,449

Verizon Owner Trust, Series 2017-1A, Class A 2.06%, 9/20/21 (2)	9,000	8,911

Verizon Owner Trust, Series 2017-2A, Class A 1.92%, 12/20/21 (2)	3,500	3,450

Volvo Financial Equipment LLC, Series 2017-1A, Class A2 1.55%, 10/15/19 (2)	758	755
		33,459

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.1% – continued

Whole Loan – 0.7%

Gosforth Funding PLC, Series 2017-1A, Class A1A (Floating, ICE LIBOR USD 3M + 0.47%), 2.65%, 12/19/59 (1)(2)(3)	$2,148	$2,150

Holmes Master Issuer PLC, Series 2018-1A, Class A2 (Floating, ICE LIBOR USD 3M + 0.36%), 2.15%, 10/15/54 (1)(2)(3)	3,600	3,598

Lanark Master Issuer PLC, Series 2018-1A, Class 1A (Floating, ICE LIBOR USD 3M + 0.42%), 2.24%, 12/22/69 (1)	3,000	3,004

Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1 (Floating, ICE LIBOR USD 3M + 0.75%), 2.49%, 1/21/70 (1)(2)(3)	5,000	5,044

Silverstone Master Issuer PLC, Series 2018-1A, Class 1A (Floating, ICE LIBOR USD 3M + 0.39%), 2.12%, 1/21/70 (1)(2)(3)	4,100	4,100
		17,896
Total Asset-Backed Securities
(Cost $418,250)		416,957

COMMERCIAL PAPER – 4.2%

Automobiles Manufacturing – 1.1%

Ford Motor Credit Co. LLC, 2.74%, 2/19/19 (2)	19,000	18,505

Hyundai Capital America, 2.28%, 6/14/18 (2)	10,000	9,948
		28,453

Consumer Products – 0.4%

Clorox (The) Co., 2.48%, 5/18/18	10,000	9,967

Electrical Equipment Manufacturing – 0.6%

Fortive Corp., 2.38%, 6/12/18 (2)	15,000	14,924

Food & Beverage – 0.4%

McCormick & Co., Inc., 1.96%, 6/4/18 (2)	10,000	9,957

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 4.2% – continued

Semiconductors – 0.2%

Lam Research Corp., 2.62%, 6/15/18 (2)	$5,000	$4,974

Travel & Lodging – 0.8%

Marriott International, Inc., 2.30%, 5/14/18 (2)	20,000	19,941

Utilities – 0.7%

Public Service Enterprise Group, Inc., 2.48%, 5/24/18 (2)	20,000	19,927
Total Commercial Paper
(Cost $108,200)		108,143

CORPORATE BONDS – 49.5%

Aerospace & Defense – 1.0%

Northrop Grumman Corp., 2.08%, 10/15/20	4,320	4,227

United Technologies Corp., 1.50%, 11/1/19	17,260	16,935
(Floating, ICE LIBOR USD 3M + 0.35%), 2.12%, 11/1/19 (1)	4,355	4,369
		25,531

Automobiles Manufacturing – 6.8%

American Honda Finance Corp., 1.70%, 2/22/19	4,000	3,965
1.20%, 7/12/19	3,300	3,240
1.95%, 7/20/20	14,050	13,749
(Floating, ICE LIBOR USD 3M + 0.35%), 2.14%, 11/5/21 (1)	12,550	12,559

BMW US Capital LLC, 2.15%, 4/6/20 (2)	7,110	7,006

Daimler Finance North America LLC, (Floating, ICE LIBOR USD 3M + 0.86%), 2.63%, 8/1/18 (1)(2)	5,000	5,010
(Floating, ICE LIBOR USD 3M + 0.63%), 2.33%, 1/6/20 (1)(2)	7,000	7,046

Ford Motor Credit Co. LLC, 2.24%, 6/15/18	2,330	2,327
2.55%, 10/5/18	1,500	1,499
(Floating, ICE LIBOR USD 3M + 0.83%), 2.90%, 3/12/19 (1)	15,000	15,041
(Floating, ICE LIBOR USD 3M + 1.00%), 2.70%, 1/9/20 (1)	2,000	2,016
(Floating, ICE LIBOR USD 3M + 1.27%), 3.56%, 3/28/22 (1)	3,192	3,237

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Automobiles Manufacturing – 6.8% – continued

General Motors Financial Co., Inc., 3.10%, 1/15/19	$1,550	$1,552
(Floating, ICE LIBOR USD 3M + 2.06%), 3.78%, 1/15/19 (1)	10,000	10,126
2.40%, 5/9/19	6,500	6,467
(Floating, ICE LIBOR USD 3M + 0.54%), 2.33%, 11/6/20 (1)	1,714	1,708
(Floating, ICE LIBOR USD 3M + 1.55%), 3.27%, 1/14/22 (1)	10,000	10,239

Harley-Davidson Financial Services, Inc., 2.25%, 1/15/19 (2)	4,000	3,980

Hyundai Capital America, (Floating, ICE LIBOR USD 3M + 0.82%), 2.89%, 3/12/21 (1)(2)	6,600	6,601

Nissan Motor Acceptance Corp., (Floating, ICE LIBOR USD 3M + 0.58%), 2.30%, 1/13/20 (1)(2)	3,000	3,012
(Floating, ICE LIBOR USD 3M + 0.89%), 2.61%, 1/13/22 (1)(2)	10,000	10,133

Toyota Motor Credit Corp., 1.55%, 10/18/19	9,000	8,838
2.15%, 3/12/20	1,537	1,519
(Floating, ICE LIBOR USD 3M + 0.37%), 2.44%, 3/12/20 (1)	17,000	17,075
(Floating, ICE LIBOR USD 3M + 0.26%), 1.99%, 4/17/20 (1)	1,538	1,540
(Floating, ICE LIBOR USD 3M + 0.69%), 2.39%, 1/11/22 (1)	1,500	1,520

Volkswagen Group of America Finance LLC, (Floating, ICE LIBOR USD 3M + 0.47%), 2.37%, 5/22/18 (1)(2)	1,000	1,000
2.40%, 5/22/20 (2)	13,464	13,278
		175,283

Banks – 3.0%

BB&T Corp.,
(Floating, ICE LIBOR USD 3M + 0.57%), 2.69%, 6/15/20 (1)	5,000	5,021
(Floating, ICE LIBOR USD 3M + 0.22%), 1.99%, 2/1/21 (1)	2,040	2,029

Branch Banking & Trust Co., 2.25%, 6/1/20	6,750	6,646

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Banks – 3.0% – continued

Capital One N.A., (Floating, ICE LIBOR USD 3M + 0.77%), 2.85%, 9/13/19 (1)	$8,635	$8,670
2.35%, 1/31/20	5,000	4,919

Citibank N.A., (Floating, ICE LIBOR USD 3M + 0.30%), 2.04%, 10/20/20 (1)	2,000	1,996

Discover Bank, 3.10%, 6/4/20	12,300	12,255

HSBC USA, Inc., (Floating, ICE LIBOR USD 3M + 0.88%), 3.17%, 9/24/18 (1)	5,000	5,016

(Floating, ICE LIBOR USD 3M + 0.61%), 2.43%, 11/13/19 (1)	10,000	10,052

PNC Bank N.A., 2.20%, 1/28/19	3,500	3,485
2.60%, 7/21/20	6,250	6,199
(Floating, ICE LIBOR USD 3M + 0.25%), 1.99%, 1/22/21 (1)	1,000	1,001

Wells Fargo Bank N.A., 1.75%, 5/24/19	6,200	6,130
(Floating, ICE LIBOR USD 3M + 0.65%), 2.68%, 12/6/19 (1)	5,000	5,029
		78,448

Biotechnology – 2.3%

Amgen, Inc., 1.90%, 5/10/19	1,205	1,195
(Floating, ICE LIBOR USD 3M + 0.60%), 2.50%, 5/22/19 (1)	15,600	15,676
2.20%, 5/11/20	3,000	2,957
(Floating, ICE LIBOR USD 3M + 0.45%), 2.26%, 5/11/20 (1)	3,625	3,629

Biogen, Inc., 2.90%, 9/15/20	2,954	2,936

Celgene Corp., 2.88%, 2/19/21	2,000	1,986

Gilead Sciences, Inc., 2.35%, 2/1/20	1,326	1,315

Roche Holdings, Inc., (Floating, ICE LIBOR USD 3M + 0.34%), 2.64%, 9/30/19 (1)(2)	30,610	30,710
		60,404

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Chemicals – 0.1%

3M Co., 2.00%, 8/7/20	$1,455	$1,437

Commercial Finance – 0.3%

Air Lease Corp., 2.13%, 1/15/20	7,705	7,569

GATX Corp., 2.60%, 3/30/20	1,357	1,344
		8,913

Communications Equipment – 0.5%

Apple, Inc., 2.00%, 11/13/20	5,705	5,606

Cisco Systems, Inc., 1.60%, 2/28/19	4,500	4,467
2.45%, 6/15/20	2,000	1,988
		12,061

Construction Materials Manufacturing – 0.9%

Martin Marietta Materials, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 2.70%, 12/20/19 (1)	4,551	4,558

Vulcan Materials Co., (Floating, ICE LIBOR USD 3M + 0.65%), 2.57%, 3/1/21 (1)	18,000	18,005
		22,563

Consumer Finance – 1.2%

American Express Co., (Floating, ICE LIBOR USD 3M + 0.59%), 2.49%, 5/22/18 (1)	2,000	2,001

American Express Credit Corp., 1.70%, 10/30/19	4,000	3,931

(Floating, ICE LIBOR USD 3M + 0.73%), 2.67%, 5/26/20 (1)	12,500	12,610

Capital One Bank USA N.A., (Floating, ICE LIBOR USD 3M + 0.70%), 2.76%, 12/9/19 (1)	2,000	2,006

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.72%), 2.49%, 1/30/23 (1)	10,000	9,928
		30,476

Consumer Products – 0.2%

Church & Dwight Co., Inc., (Floating, ICE LIBOR USD 3M + 0.15%), 1.90%, 1/25/19 (1)	6,365	6,365

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Diversified Banks – 2.5%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.87%), 3.18%, 4/1/19 (1)	$5,000	$5,031
(Floating, ICE LIBOR USD 3M + 1.42%), 3.16%, 4/19/21 (1)	7,000	7,201
(Floating, ICE LIBOR USD 3M + 0.65%), 2.96%, 10/1/21 (1)	3,330	3,338
(Floating, ICE LIBOR USD 3M + 0.38%), 2.12%, 1/23/22 (1)	9,950	9,897

Citigroup, Inc., (Floating, ICE LIBOR USD 3M + 0.77%), 2.47%, 4/8/19 (1)	5,000	5,016
(Floating, ICE LIBOR USD 3M + 0.79%), 2.50%, 1/10/20 (1)	10,000	10,059
(Floating, ICE LIBOR USD 3M + 1.07%), 3.12%, 12/8/21 (1)	5,000	5,070

JPMorgan Chase & Co., (Floating, ICE LIBOR USD 3M + 0.96%), 2.70%, 1/23/20 (1)	7,000	7,085

Wells Fargo & Co., (Floating, ICE LIBOR USD 3M + 0.93%), 2.74%, 2/11/22 (1)	10,000	10,063
(Floating, ICE LIBOR USD 3M + 1.11%), 2.85%, 1/24/23 (1)	2,000	2,027
		64,787

Electrical Equipment Manufacturing – 2.5%

ABB Finance USA, Inc., 2.80%, 4/3/20	6,249	6,252

Amphenol Corp., 2.55%, 1/30/19	10,561	10,535
2.20%, 4/1/20	5,360	5,284

Fortive Corp., 1.80%, 6/15/19	5,395	5,330

General Electric Co., (Floating, ICE LIBOR USD 3M + 0.51%), 2.23%, 1/14/19 (1)	3,100	3,104
2.20%, 1/9/20	1,822	1,794
(Floating, ICE LIBOR USD 3M + 0.62%), 2.32%, 1/9/20 (1)	10,000	10,030

Honeywell International, Inc., 1.40%, 10/30/19	13,063	12,827
1.80%, 10/30/19	6,200	6,118

Roper Technologies, Inc., 3.00%, 12/15/20	2,320	2,312
		63,586

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Entertainment Content – 1.3%

Walt Disney (The) Co., 1.65%, 1/8/19	$2,345	$2,332
1.80%, 6/5/20	8,150	7,985
(Floating, ICE LIBOR USD 3M + 0.39%), 2.41%, 3/4/22 (1)	22,652	22,888
		33,205

Exploration & Production – 0.6%

ConocoPhillips Co., (Floating, ICE LIBOR USD 3M + 0.90%), 2.74%, 5/15/22(1)	16,454	16,768

Financial Services – 3.3%

Ares Capital Corp., 4.88%, 11/30/18	23,000	23,225

Bank of New York Mellon (The) Corp., (Floating, ICE LIBOR USD 3M + 0.87%), 2.75%, 8/17/20 (1)	2,000	2,027

General Electric Co./LJ VP Holdings LLC, 3.80%, 6/18/19 (2)	2,475	2,490

Goldman Sachs Group (The), Inc., (Floating, ICE LIBOR USD 3M + 1.20%), 3.32%, 9/15/20 (1)	4,000	4,063
(Floating, ICE LIBOR USD 3M + 0.75%), 2.56%, 2/23/23 (1)	8,300	8,268
(Floating, ICE LIBOR USD 3M + 1.00%), 2.74%, 7/24/23 (1)	10,000	10,000
(Floating, ICE LIBOR USD 3M + 1.60%), 3.58%, 11/29/23 (1)	1,300	1,341

Intercontinental Exchange, Inc., 2.75%, 12/1/20	1,053	1,044

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 0.55%), 2.29%, 2/10/21 (1)	10,000	10,005
(Floating, ICE LIBOR USD 3M + 1.40%), 3.14%, 4/21/21 (1)	4,000	4,103
(Floating, ICE LIBOR USD 3M + 1.18%), 2.92%, 1/20/22 (1)	10,000	10,121

State Street Corp., (Floating, ICE LIBOR USD 3M + 0.90%), 2.78%, 8/18/20 (1)	8,645	8,751
		85,438

Food & Beverage – 2.3%

Anheuser-Busch InBev Worldwide, Inc., (Floating, ICE LIBOR USD 3M + 0.69%), 2.46%, 8/1/18 (1)	8,625	8,636

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Food & Beverage – 2.3% – continued
1/12/24 (4)	$2,400	$2,414

Campbell Soup Co., 4.50%, 2/15/19	1,699	1,723
(Floating, ICE LIBOR USD 3M + 0.50%), 2.65%, 3/16/20 (1)	12,100	12,100

Constellation Brands, Inc., 2.25%, 11/6/20	5,000	4,892

JM Smucker (The) Co., 2.50%, 3/15/20	2,507	2,480

Molson Coors Brewing Co., 1.90%, 3/15/19	5,000	4,950

PepsiCo, Inc., (Floating, ICE LIBOR USD 3M + 0.27%), 2.58%, 10/4/19 (1)	2,000	2,006

Tyson Foods, Inc., (Floating, ICE LIBOR USD 3M + 0.45%), 2.43%, 5/30/19 (1)	3,450	3,456
(Floating, ICE LIBOR USD 3M + 0.55%), 2.57%, 6/2/20 (1)	14,725	14,757
(Floating, ICE LIBOR USD 3M + 0.45%), 2.34%, 8/21/20 (1)	2,100	2,103
		59,517

Health Care Facilities & Services – 0.5%

CVS Health Corp., 1.90%, 7/20/18	4,000	3,992
(Floating, ICE LIBOR USD 3M + 0.72%), 2.78%, 3/9/21 (1)	8,300	8,362
		12,354

Home Improvement – 0.1%

Stanley Black & Decker, Inc., 1.62%, 11/17/18	3,000	2,979

Homebuilders – 0.6%

D.R. Horton, Inc., 3.75%, 3/1/19	9,755	9,800
4.00%, 2/15/20	4,319	4,392

DR Horton, Inc., 2.55%, 12/1/20	1,560	1,536
		15,728

Integrated Oils – 1.6%

Chevron Corp., 1.56%, 5/16/19	7,000	6,934
1.99%, 3/3/20	2,775	2,744
2.43%, 6/24/20	7,340	7,301

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Integrated Oils – 1.6% – continued
2.42%, 11/17/20	$1,000	$993
(Floating, ICE LIBOR USD 3M + 0.95%), 2.80%, 5/16/21 (1)	4,500	4,603
(Floating, ICE LIBOR USD 3M + 0.53%), 2.37%, 11/15/21 (1)	2,000	2,023
(Floating, ICE LIBOR USD 3M + 0.48%), 2.50%, 3/3/22 (1)	4,975	5,027

Exxon Mobil Corp., 1.71%, 3/1/19	7,500	7,459
1.91%, 3/6/20	3,700	3,647
		40,731

Machinery Manufacturing – 2.2%

Caterpillar Financial Services Corp., 1.80%, 11/13/18	5,750	5,729
1.90%, 3/22/19	10,580	10,511
1.35%, 5/18/19	9,876	9,739
1.85%, 9/4/20	2,000	1,953
(Floating, ICE LIBOR USD 3M + 0.29%), 2.31%, 9/4/20 (1)	2,940	2,946
(Floating, ICE LIBOR USD 3M + 0.59%), 2.62%, 6/6/22 (1)	6,860	6,908

John Deere Capital Corp., 1.95%, 1/8/19	3,000	2,986
(Floating, ICE LIBOR USD 3M + 0.57%), 2.27%, 1/8/19 (1)	1,055	1,059
(Floating, ICE LIBOR USD 3M + 0.29%), 1.99%, 10/9/19 (1)	4,560	4,572
2.20%, 3/13/20	2,580	2,552
1.95%, 6/22/20	7,585	7,440
(Floating, ICE LIBOR USD 3M + 0.48%), 2.53%, 9/8/22 (1)	1,000	1,003
		57,398

Managed Care – 0.5%

Anthem, Inc., 2.50%, 11/21/20	1,950	1,917

UnitedHealth Group, Inc., 1.90%, 7/16/18	12,000	11,982
		13,899

Mass Merchants – 0.5%

Costco Wholesale Corp., 1.70%, 12/15/19	6,550	6,457

Walmart, Inc., 1.75%, 10/9/19	6,445	6,376
		12,833

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Medical Equipment & Devices Manufacturing – 0.3%

Medtronic, Inc., (Floating, ICE LIBOR USD 3M + 0.80%), 2.92%, 3/15/20 (1)	$5,355	$5,419

Zimmer Biomet Holdings, Inc., (Floating, ICE LIBOR USD 3M + 0.75%), 2.93%, 3/19/21 (1)	3,550	3,554
		8,973

Pharmaceuticals – 1.3%

AbbVie, Inc., 2.50%, 5/14/20	12,000	11,845

Eli Lilly & Co., 1.95%, 3/15/19	1,225	1,219

Merck & Co., Inc., 1.85%, 2/10/20	15,000	14,812

Novartis Capital Corp., 1.80%, 2/14/20	7,215	7,100
		34,976

Pipeline – 0.6%

Enterprise Products Operating LLC, 1.65%, 5/7/18	3,000	2,997
2.80%, 2/15/21	13,000	12,858
		15,855

Property & Casualty Insurance – 0.3%

Allstate (The) Corp., (Floating, ICE LIBOR USD 3M + 0.43%), 2.73%, 3/29/21 (1)	3,000	3,004

Berkshire Hathaway Finance Corp., 1.30%, 8/15/19	3,000	2,946

Berkshire Hathaway, Inc., (Floating, ICE LIBOR USD 3M + 0.15%), 1.94%, 8/6/18 (1)	1,554	1,554
		7,504

Publishing & Broadcasting – 0.1%

NBCUniversal Enterprise, Inc., (Floating, ICE LIBOR USD 3M + 0.40%), 2.71%, 4/1/21 (1)(2)	3,560	3,571

Railroad – 0.2%

Union Pacific Corp., 5.70%, 8/15/18	5,020	5,075

Real Estate – 0.9%

Boston Properties L.P., 5.88%, 10/15/19	7,000	7,270

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Real Estate – 0.9% – continued

Simon Property Group L.P., 2.50%, 9/1/20	$10,000	$9,890

Weyerhaeuser Co., 7.38%, 10/1/19	6,340	6,745
		23,905

Refining & Marketing – 0.2%

Phillips 66, (Floating, ICE LIBOR USD 3M + 0.60%), 2.61%, 2/26/21 (1)	4,100	4,105

Restaurants – 0.1%

McDonald’s Corp., 2.10%, 12/7/18	2,730	2,722

Retail – Consumer Discretionary – 1.3%

Amazon.com, Inc., 1.90%, 8/21/20 (2)	21,800	21,345

eBay, Inc., 2.15%, 6/5/20	2,700	2,650

Home Depot (The), Inc., 2.00%, 6/15/19	7,894	7,853
1.80%, 6/5/20	2,100	2,063

Lowe’s Cos., Inc., 1.15%, 4/15/19	1,000	986
		34,897

Retail – Consumer Staples – 0.4%

Sysco Corp., 1.90%, 4/1/19	1,350	1,340
2.60%, 10/1/20	9,220	9,143
		10,483

Semiconductors – 1.6%

Intel Corp., (Floating, ICE LIBOR USD 3M + 0.35%), 2.16%, 5/11/22 (1)	20,799	20,943

QUALCOMM, Inc., 2.10%, 5/20/20	17,600	17,399
(Floating, ICE LIBOR USD 3M + 0.45%), 2.33%, 5/20/20 (1)	2,345	2,349
		40,691

Software & Services – 0.2%

Microsoft Corp., 2.00%, 11/3/20	4,605	4,528

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Supermarkets & Pharmacies – 0.1%

Kroger (The) Co., 2.00%, 1/15/19	$3,500	$3,475

Tobacco – 1.2%

BAT Capital Corp., 2.30%, 8/14/20 (2)	6,790	6,657
(Floating, ICE LIBOR USD 3M + 0.59%), 2.42%, 8/14/20 (1)(2)	2,800	2,809
(Floating, ICE LIBOR USD 3M + 0.88%), 2.72%, 8/15/22 (1)(2)	6,000	6,036

Philip Morris International, Inc., 1.88%, 11/1/19	4,018	3,964
2.00%, 2/21/20	1,393	1,372
(Floating, ICE LIBOR USD 3M + 0.42%), 2.31%, 2/21/20 (1)	9,010	9,054
		29,892

Transportation & Logistics – 2.6%

FedEx Corp., 2.30%, 2/1/20	7,910	7,827

PACCAR Financial Corp., 1.75%, 8/14/18	2,000	1,996
1.30%, 5/10/19	4,000	3,945
1.20%, 8/12/19	1,500	1,472
2.05%, 11/13/20	1,000	980

Penske Truck Leasing Co. L.P./PTL Finance Corp., 2.88%, 7/17/18 (2)	1,000	1,000
3.05%, 1/9/20 (2)	11,072	11,066

United Parcel Service, Inc., (Floating, ICE LIBOR USD 3M + 0.15%), 2.46%, 4/1/21 (1)	1,750	1,750
(Floating, ICE LIBOR USD 3M + 0.38%), 2.23%, 5/16/22 (1)	17,015	17,066
(Floating, ICE LIBOR USD 3M + 0.45%), 2.76%, 4/1/23 (1)	19,150	19,115
		66,217

Utilities – 2.4%

Ameren Corp., 2.70%, 11/15/20	4,330	4,284

Dominion Energy, Inc., 6.40%, 6/15/18	4,890	4,927
1.88%, 1/15/19	9,200	9,133

PPL Capital Funding, Inc., 1.90%, 6/1/18	1,835	1,832

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 49.5% – continued

Utilities – 2.4% – continued

Public Service Enterprise Group, Inc., 1.60%, 11/15/19	$10,000	$9,770

Sempra Energy, (Floating, ICE LIBOR USD 3M + 0.25%), 1.96%, 7/15/19 (1)	3,965	3,965
1.63%, 10/7/19	5,000	4,903
(Floating, ICE LIBOR USD 3M + 0.50%), 2.21%, 1/15/21 (1)	12,030	12,039
(Floating, ICE LIBOR USD 3M + 0.45%), 2.57%, 3/15/21 (1)	2,365	2,372

WEC Energy Group, Inc., 1.65%, 6/15/18	8,500	8,482
		61,707

Wireless Telecommunications Services – 0.9%

AT&T, Inc., (Floating, ICE LIBOR USD 3M + 0.91%), 2.87%, 11/27/18 (1)	1,250	1,255
(Floating, ICE LIBOR USD 3M + 0.89%), 2.72%, 2/14/23 (1)	8,600	8,720

Verizon Communications, Inc., (Floating, ICE LIBOR USD 3M + 0.77%), 2.95%, 6/17/19 (1)	4,000	4,029
(Floating, ICE LIBOR USD 3M + 0.55%), 2.45%, 5/22/20 (1)	9,284	9,324
		23,328
Total Corporate Bonds
(Cost $1,287,937)		1,282,608

FOREIGN ISSUER BONDS – 19.8%

Automobiles Manufacturing – 0.3%

Volkswagen International Finance N.V., 2.13%, 11/20/18 (2)	9,000	8,970

Banks – 8.1%

ABN AMRO Bank N.V., (Floating, ICE LIBOR USD 3M + 0.64%), 2.37%, 1/18/19 (1)(2)	1,000	1,003

Barclays Bank PLC, 2.65%, 1/11/21	9,000	8,871

BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC, 2.40%, 12/12/18	5,550	5,549

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.8% – continued

Banks – 8.1% – continued

Canadian Imperial Bank of Commerce, (Floating, ICE LIBOR USD 3M + 0.31%), 2.01%, 10/5/20 (1)	$4,000	$4,000
(Floating, ICE LIBOR USD 3M + 0.72%), 2.87%, 6/16/22 (1)	13,000	13,081

Commonwealth Bank of Australia, (Floating, ICE LIBOR USD 3M + 0.83%), 2.86%, 9/6/21 (1)(2)	5,604	5,665
(Floating, ICE LIBOR USD 3M + 0.70%), 2.77%, 3/10/22 (1)(2)	7,145	7,183

Cooperatieve Rabobank U.A., 1.38%, 8/9/19	10,000	9,798
(Floating, ICE LIBOR USD 3M + 0.48%), 2.19%, 1/10/23 (1)	10,000	9,982

DNB Bank ASA, (Floating, ICE LIBOR USD 3M + 0.37%), 2.68%, 10/2/20 (1)(2)	4,000	3,999
(Floating, ICE LIBOR USD 3M + 1.07%), 3.09%, 6/2/21 (1)(2)	10,000	10,204

ING Bank N.V., 1.65%, 8/15/19 (2)	3,000	2,953

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 3.45%, 3/29/22 (1)	7,040	7,151

Lloyds Bank PLC, 2.05%, 1/22/19	4,900	4,874
2.70%, 8/17/20	4,675	4,627

National Australia Bank Ltd., 1.38%, 7/12/19	1,000	983
(Floating, ICE LIBOR USD 3M + 0.51%), 2.41%, 5/22/20 (1)(2)	10,853	10,893
(Floating, ICE LIBOR USD 3M + 0.89%), 2.60%, 1/10/22 (1)(2)	10,000	10,139

National Bank of Canada, 2.15%, 6/12/20	1,000	983

Santander UK PLC, 2.35%, 9/10/19	5,400	5,355

Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	6,620	6,495
2.30%, 3/11/20	12,500	12,325

Sumitomo Mitsui Banking Corp., 1.95%, 7/23/18	5,000	4,994

Svenska Handelsbanken AB, 1.95%, 9/8/20	6,200	6,042

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.8% – continued

Banks – 8.1% – continued

Toronto-Dominion Bank (The), 1.85%, 9/11/20	$2,800	$2,725
2.50%, 12/14/20	5,674	5,603

Westpac Banking Corp., 1.65%, 5/13/19	5,282	5,217
1.60%, 8/19/19	7,000	6,889
(Floating, ICE LIBOR USD 3M + 0.43%), 2.46%, 3/6/20 (1)	7,000	7,027
(Floating, ICE LIBOR USD 3M + 0.85%), 2.73%, 8/19/21 (1)	10,000	10,153
(Floating, ICE LIBOR USD 3M + 0.85%), 2.55%, 1/11/22 (1)	14,000	14,184
		208,947

Diversified Banks – 4.0%

Bank of Montreal, 1.35%, 8/28/18	1,000	996
1.50%, 7/18/19	4,450	4,374
(Floating, ICE LIBOR USD 3M + 0.79%), 2.75%, 8/27/21 (1)	9,581	9,671

Bank of Nova Scotia (The), (Floating, ICE LIBOR USD 3M + 0.62%), 2.64%, 12/5/19 (1)	10,000	10,061
(Floating, ICE LIBOR USD 3M + 0.39%), 2.11%, 7/14/20 (1)	5,500	5,505
2.35%, 10/21/20	3,000	2,954

BNP Paribas S.A., 2.45%, 3/17/19	8,698	8,673

Credit Agricole S.A., (Floating, ICE LIBOR USD 3M + 0.97%), 3.04%, 6/10/20 (1)(2)	4,000	4,054
(Floating, ICE LIBOR USD 3M + 1.18%), 3.49%, 7/1/21 (1)(2)	1,450	1,480

Mizuho Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.48%), 3.19%, 4/12/21 (1)(2)	2,700	2,764
(Floating, ICE LIBOR USD 3M + 1.14%), 3.23%, 9/13/21 (1)	5,000	5,079

Nordea Bank A.B., 1.63%, 9/30/19 (2)	9,000	8,863
(Floating, ICE LIBOR USD 3M + 0.47%), 2.45%, 5/29/20 (1)(2)	12,400	12,433

Royal Bank of Canada, 2.15%, 10/26/20	1,560	1,526
(Floating, ICE LIBOR USD 3M + 0.73%), 2.50%, 2/1/22 (1)	10,000	10,083

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.8% – continued

Diversified Banks – 4.0% – continued

Societe Generale S.A., (Floating, ICE LIBOR USD 3M + 1.08%), 3.39%, 10/1/18 (1)	$3,000	$3,013

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 3.74%, 3/9/21 (1)	10,000	10,339
(Floating, ICE LIBOR USD 3M + 1.14%), 2.88%, 10/19/21 (1)	1,330	1,352
		103,220

Electrical Equipment Manufacturing – 0.6%

Siemens Financieringsmaatschappij N.V., 1.30%, 9/13/19 (2)	11,815	11,558
2.15%, 5/27/20 (2)	3,000	2,951
		14,509

Exploration & Production – 0.8%

Sinopec Group Overseas Development 2014 Ltd., (Floating, ICE LIBOR USD 3M + 0.92%), 2.63%, 4/10/19 (1)(2)	20,000	20,079

Financial Services – 1.0%

UBS A.G., (Floating, ICE LIBOR USD 3M + 0.64%), 2.47%, 8/14/19 (1)	8,500	8,534
2.20%, 6/8/20 (2)	2,200	2,156
2.45%, 12/1/20 (2)	5,000	4,909

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 3.73%, 9/24/20 (1)(2)	10,000	10,220
		25,819

Food & Beverage – 0.4%

Mondelez International Holdings Netherlands B.V., 1.63%, 10/28/19 (2)	10,000	9,794

Government Agencies – 0.4%

Kommunalbanken A.S., (Floating, ICE LIBOR USD 3M + 0.13%), 2.18%, 9/8/21 (1)(2)	10,000	10,012

Government Development Banks – 0.4%

Bank Nederlandse Gemeenten N.V., 1.50%, 2/15/19 (2)	3,000	2,979

Kreditanstalt fuer Wiederaufbau, 1.88%, 6/30/20	2,250	2,219

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.8% – continued

Government Development Banks – 0.4% – continued

Landwirtschaftliche Rentenbank, 1.38%, 10/23/19	$5,500	$5,417
		10,615

Government Regional – 0.1%

Province of Ontario Canada, 1.63%, 1/18/19	4,000	3,978

Integrated Oils – 2.1%

BP Capital Markets PLC, 1.68%, 5/3/19	1,000	990
2.32%, 2/13/20	4,379	4,331
(Floating, ICE LIBOR USD 3M + 0.87%), 3.02%, 9/16/21 (1)	8,433	8,578

Shell International Finance B.V., 1.63%, 11/10/18	7,000	6,965
1.38%, 5/10/19	5,000	4,936
1.38%, 9/12/19	13,426	13,186
2.13%, 5/11/20	8,155	8,032

Total Capital International S.A., 2.13%, 1/10/19	7,000	6,974
		53,992

Medical Equipment & Devices Manufacturing – 0.2%

Medtronic Global Holdings S.C.A, 1.70%, 3/28/19	5,575	5,524

Pharmaceuticals – 0.3%

Mylan N.V., 2.50%, 6/7/19	2,000	1,985

Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	7,130	7,012
		8,997

Software & Services – 0.1%

Tencent Holdings Ltd., (Floating, ICE LIBOR USD 3M + 0.61%), 2.34%, 1/19/23 (1)(2)	1,818	1,820

Tobacco – 0.4%

BAT International Finance PLC, 1.85%, 6/15/18 (2)	1,200	1,198
2.75%, 6/15/20 (2)	10,000	9,915
		11,113

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.8% – continued

Wireline Telecommunications Services – 0.6%

Deutsche Telekom International Finance B.V., 1.50%, 9/19/19 (2)	$5,000	$4,906
(Floating, ICE LIBOR USD 3M + 0.58%), 2.31%, 1/17/20 (1)(2)	10,750	10,789
		15,695
Total Foreign Issuer Bonds
(Cost $514,360)		513,084

U.S. GOVERNMENT AGENCIES – 0.4% (5)

Fannie Mae – 0.2%

1.50%, 7/30/20	4,700	4,606

Federal Home Loan Bank – 0.1%

1.88%, 3/13/20	3,965	3,927

Federal Home Loan Bank Discount Notes – 0.1%

1.58%, 5/11/18 (6)	2,004	2,000
Total U.S. Government Agencies
(Cost $10,654)		10,533

U.S. GOVERNMENT OBLIGATIONS – 8.0%

U.S. Treasury Notes – 8.0%

0.75%, 7/31/18	5,000	4,982

1.00%, 9/15/18	20,000	19,921

0.75%, 9/30/18	15,000	14,913

0.88%, 4/15/19	41,000	40,465

0.88%, 5/15/19	7,000	6,899

0.88%, 6/15/19	20,000	19,690

0.75%, 7/15/19	7,000	6,872

1.38%, 7/31/19	10,000	9,891

1.25%, 8/31/19	10,000	9,865

0.88%, 9/15/19	10,000	9,805

1.38%, 9/30/19	10,000	9,872

1.00%, 10/15/19	25,000	24,537

1.38%, 9/15/20	30,000	29,307
		207,019
Total U.S. Government Obligations
(Cost $209,844)		207,019

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (7)(8)	29,484,743	$29,485
Total Investment Companies
(Cost $29,485)		29,485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.0%

U.S. Treasury Bill, 1.66%, 5/31/18 (6)	$25,000	$24,932
Total Short-Term Investments
(Cost $24,932)		24,932

Total Investments – 100.1%
(Cost $2,603,662)		2,592,761

Liabilities less Other Assets – (0.1%)		(2,463)
NET ASSETS – 100.0%		$2,590,298

(1)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of these restricted illiquid securities amounted to approximately $38,407,000 or 1.5% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
CARDS II Trust, Series 2017-2A, Class A, 2.04%, 10/17/22	11/9/17	$5,000
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.12%, 11/15/29	10/24/17	4,000
Daimler Trucks Retail Trust, Series 2018-1, Class A1, 2.20%, 4/15/19	3/20/18	3,570
Evergreen Credit Card Trust, Series 2017-1, Class A, 2.04%, 10/15/21	10/17/17	3,000
GMF Floorplan Owner Revolving Trust, Series 2018-1, Class A, 2.16%, 3/15/22	3/21/18	1,500
Gosforth Funding PLC, Series 2017-1A, Class A1A, 2.65%, 12/19/59	9/19/17	2,148

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Holmes Master Issuer PLC, Series 2018-1A, Class A2, 2.15%, 10/15/54	3/9/18	$3,600
Securitized Term Auto Receivables Trust, Series 2017-2A, Class A2A, 1.78%, 1/27/20	9/27/17	2,000
Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1, 2.49%, 1/21/70	2/18/16	5,000
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A, 2.12%, 1/21/70	2/14/18	4,100
Trillium Credit Card Trust II, Series 2018-1A, Class A, 1.96%, 2/27/23	3/7/18	4,500

(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Discount rate at the time of purchase.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	9.0%
U.S. Agency	0.4
AAA	16.2
AA	13.9
A	32.4
A2 (Short Term)	4.2
BBB	22.1
Cash Equivalents	0.9
Not Rated	0.9

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA -SHORT FIXED INCOME FUND continued	MARCH 31, 2018

D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$416,957	$–	$416,957
Commercial Paper (1)	–	108,143	–	108,143
Corporate Bonds (1)	–	1,282,608	–	1,282,608
Foreign Issuer Bonds (1)	–	513,084	–	513,084
U.S. Government Agencies (1)	–	10,533	–	10,533
U.S. Government Obligations (1)	–	207,019	–	207,019
Investment Companies	29,485	–	–	29,485
Short-Term Investments	–	24,932	–	24,932
Total Investments	$29,485	$2,563,276	$–	$2,592,761

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

Fannie Mae - Federal National Mortgage Association

FHLB - Federal Home Loan Bank

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGEN CIES – 41.5% (1)

Fannie Mae – 35.3%
0.00%, 10/9/19 (2)	$150	$145
1.50%, 2/28/20	500	492

Pool #555649, 7.50%, 10/1/32	38	41

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.85% Cap), 3.68%, 9/1/36 (3)	108	115

Pool #AS7568, 4.50%, 7/1/46	479	502

Pool #AS8807, 3.50%, 2/1/47	277	278

Pool #AS9615, 4.50%, 5/1/47	219	230

Pool #BD7060, 4.00%, 3/1/47	321	329

Pool #BE3619, 4.00%, 5/1/47	212	218

Pool #BE3702, 4.00%, 6/1/47	199	204

Pool #BH1179, 4.00%, 6/1/47	208	213

Pool #BH7071, 4.50%, 12/1/47	197	207

Pool #BH7924, 4.00%, 8/1/47	222	228

Pool #BM3286, 4.50%, 11/1/47	268	282

Pool #CA0062, 4.00%, 7/1/47	422	434

Pool #CA0084, 4.50%, 8/1/47	349	366

Pool #CA0809, 4.00%, 11/1/47	353	363

Pool #MA2864, 3.50%, 1/1/47	188	189

Pool #MA2907, 4.00%, 2/1/47	281	288

Pool #MA2929, 3.50%, 3/1/47	190	190

Pool #MA2995, 4.00%, 5/1/47	293	301

Pool #MA3027, 4.00%, 6/1/47	207	212

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 41.5% (1) – continued

Fannie Mae – 35.3% continued

Pool #MA3149, 4.00%, 10/1/47	$220	$226

Pool #MA3183, 4.00%, 11/1/47	330	339

Pool #MA3184, 4.50%, 11/1/47	214	225

Pool #MA3211, 4.00%, 12/1/47	333	343

Pool TBA, 4/18/48 (4)	1,110	1,126
		8,086

Federal Home Loan Bank – 1.1%

Federal Home Loan Banks, 3.00%, 9/11/26	250	251

Freddie Mac – 1.9%

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.86%, 10.75% Cap), 3.63%, 4/1/37 (3)	121	126

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.91% Cap), 3.65%, 9/1/37 (3)	288	303

Pool #410092, (Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.16%, 10.28% Cap), 3.09%, 11/1/24 (3)	16	17
		446

Freddie Mac Gold – 0.5%

Pool #G08617, 4.50%, 11/1/44	115	121

Government National Mortgage Association – 2.7%

Series 2012-123, Class A, 1.04%, 7/16/46	341	308

Series 2013-17, Class AF, 1.21%, 11/16/43	314	301
		609

Government National Mortgage Association I – 0.0%

Pool #268360, 10.00%, 4/15/19 (5)	1	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 41.5% (1) – continued

Government National Mortgage Association I – 0.0% – continued

Pool #270288, 10.00%, 6/15/19	$2	$2
		2
Total U.S. Government Agencies
(Cost $9,663)		9,515

U.S. GOVERNMENT OBLIGATIONS – 53.2%

U.S. Treasury Inflation Indexed Notes – 3.0%
0.13%, 4/15/20	215	227
0.63%, 7/15/21	205	228
0.13%, 1/15/23	215	227
		682

U.S. Treasury Notes – 50.2%
2.25%, 2/15/21	3,835	3,820
2.63%, 2/28/23	1,840	1,846
2.25%, 12/31/23	1,990	1,950
2.13%, 7/31/24	1,520	1,473
2.75%, 2/28/25	1,090	1,094
2.75%, 2/15/28	1,320	1,321
		11,504
Total U.S. Government Obligations
(Cost $12,242)		12,186

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.9%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (6)(7)	1,820,989	$1,821
Total Investment Companies
(Cost $1,821)		1,821

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.2%

U.S. Treasury Bill, 1.35%, 4/12/18 (8)(9)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 104.8%
(Cost $24,226)		24,022

Liabilities less Other Assets – (4.8%)		(1,095)
NET ASSETS – 100.0%		$22,927

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Zero coupon bond.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(5)	Value rounds to less than one thousand.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.
(8)	Discount rate at the time of purchase.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Ultra 10-Year U.S. Treasury Note	(3)	$390	Short	6/18	$(6)
U.S. Treasury Long Bond	(6)	880	Short	6/18	(22)

Total					$(28)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	55.3%
U.S. Agency	37.1
Cash Equivalents	7.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–		$9,515	$–	$9,515
U.S. Government Obligations (1)	-–		12,186	–	12,186
Investment Companies	1,821		–	–	1,821
Short-Term Investments	–		500	–	500
Total Invesments	$1,821		$22,201	$–	$24,022

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(28)	$–	$–	$(28)

1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

TBA - To be Announced

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018

established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2018, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Core Bond	Short	Hedging/Liquidity

Fixed Income	Long and Short	Hedging/Liquidity

Short Bond	Short	Hedging/Liquidity

Short-Intermediate U.S. Government	Long and Short	Hedging/Liquidity

U.S. Government	Long and Short	Hedging/Liquidity

At March 31, 2018, the aggregate market value of assets pledged to cover margin requirements for open positions for the Core Bond, Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds was approximately $500,000, $1,999,000, $1,150,000 and $500,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts or forward currency exchange contracts for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or may also be authorized to enter into such transactions as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2018.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2018, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of the its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2018.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectuses.

Redemption fees for the fiscal years ended March 31, 2018 and 2017, were approximately $92,000 and $72,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 - Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Core Bond	Daily	Monthly

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

Short Bond	Daily	Monthly

Short-Intermediate U.S. Government	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$621	$(592)	$(29)
Fixed Income	2,957	(2,633)	(324)
Short Bond	80	(26)	(54)
Short-Intermediate
U.S. Government	223	(223)	–
U.S. Government	40	(40)	–

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2017 through the fiscal year ended March 31, 2018, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Core Bond	$1,296
Tax-Advantaged Ultra-Short Fixed Income	434
Ultra-Short Fixed Income	614

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The High Yield Fixed Income Fund had approximately $54,077,000 of capital loss carryforwards that were utilized during the fiscal year ended March 31, 2018.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Core Bond	$4,367	$81
Fixed Income	15,151	6,685
High Yield Fixed Income	122,615	240,105
Short Bond	2,469	7,522
Short-Intermediate U.S. Government	4,159	544
U.S. Government	1,180	55

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Core Bond	$–	$–	$–	$(2,684)

Fixed Income	–	–	–	(12,079)

High Yield Fixed Income	–	3,037	–	(52,157)

Short Bond	–	–	–	(4,637)

Short-Intermediate

U.S. Government	–	41	–	(972)

Tax-Advantaged Ultra-Short Fixed Income	263	140	–	(15,182)

Ultra-Short Fixed Income	–	665	426	(10,901)

U.S. Government	–	100	–	(225)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Core Bond	$–	$6,965	$–	$–

Fixed Income	–	37,826	–	–

High Yield Fixed Income	–	250,329	–	–

Short Bond	–	9,031	–	–

Short-Intermediate U.S. Government	–	1,809	–	–

Tax-Advantaged Ultra-Short Fixed Income	30,208	9,050	–	–

Ultra-Short Fixed Income	–	33,355	450	–

U.S. Government	–	369	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Core Bond	$–	$7,344	$–	$–

Fixed Income	–	34,879	–	–

High Yield Fixed Income	–	289,418	–	–

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Short Bond	$–	$7,237	$–	$130

Short-Intermediate U.S. Government	–	1,312	–	–

Tax-Advantaged Ultra-Short Fixed Income	16,361	11,319	–	–

Ultra-Short Fixed Income	–	20,306	–	–

U.S. Government	–	274	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2018, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018

on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

During the fiscal year ended March 31, 2018, the following Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
High Yield Fixed Income	$211,600	2.59%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Core Bond	0.38%	0.369%	0.358%	0.40%
Fixed Income	0.43%	0.417%	0.404%	0.45%
High Yield Fixed Income	0.79%	0.766%	0.743%	0.80%
Short Bond	0.38%	0.369%	0.358%	0.40%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2018. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). Prior to November 29, 2017, the uninvested cash of the of the Core Bond, Fixed Income, High Yield Fixed Income, Short Bond and Ultra-Short Fixed Income Funds was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the

1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Tax-Advantaged Ultra-Short Fixed Income	$304,145	$329,830

*	During the fiscal year ended March 31, 2018, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Core Bond	$972,630	$89,578	$897,602	$120,117
Fixed Income	3,711,264	501,714	3,569,528	513,423
High Yield Fixed
Income	–	3,763,647	–	4,474,683
Short Bond	424,898	361,103	398,137	363,440
Short-Intermediate
U.S. Government	588,913	–	600,448	–
Tax-Advantaged
Ultra-Short Fixed
Income	–	2,248,819	29,848	1,471,148
Ultra-Short Fixed
Income	139,318	1,305,445	201,619	1,034,901
U.S. Government	93,611	–	93,489	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Core Bond	$1,546	$(4,230)	$(2,684)	$267,172
Fixed Income	12,108	(24,187)	(12,079)	1,193,457

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
High Yield Fixed Income	$37,692	$(89,853)	$(52,161)	$3,542,023
Short Bond	782	(5,419)	(4,637)	490,588
Short-Intermediate U.S. Government	147	(1,119)	(972)	120,302
Tax-Advantaged Ultra-Short Fixed Income	3,007	(18,189)	(15,182)	3,897,188

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Ultra-Short Fixed Income	$5,018	$(15,919)	$(10,901)	$2,603,662
U.S. Government	43	(268)	(225)	24,219

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	10,057	$102,260	93	$943	(9,129)	$(93,151)	1,021	$10,052
Fixed Income	26,658	269,712	709	7,194	(24,361)	(247,348)	3,006	29,558
High Yield Fixed Income	101,469	698,677	4,530	31,100	(224,863)	(1,540,467)	(118,864)	(810,690)
Short Bond	8,084	152,081	79	1,493	(8,186)	(153,855)	(23)	(281)
Short-Intermediate U.S. Government	1,557	15,168	98	952	(3,331)	(32,559)	(1,676)	(16,439)
Tax-Advantaged Ultra-Short Fixed Income	278,803	2,823,464	1,013	10,251	(242,396)	(2,453,287)	37,420	380,428
Ultra-Short Fixed Income	169,413	1,726,686	1,541	15,703	(131,964)	(1,346,151)	38,990	396,238
U.S. Government	441	4,235	18	168	(519)	(4,985)	(60)	(582)

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	9,608	$99,636	208	$2,105	(7,929)	$(81,277)	1,887	$20,464
Fixed Income	29,673	304,802	659	6,757	(45,897)	(467,956)	(15,565)	(156,397)
High Yield Fixed Income	138,140	918,468	4,947	33,189	(293,636)	(1,955,205)	(150,549)	(1,003,548)
Short Bond	9,808	185,142	72	1,356	(13,365)	(252,765)	(3,485)	(66,267)
Short-Intermediate U.S. Government	1,993	19,793	62	618	(5,212)	(51,565)	(3,157)	(31,154)
Tax-Advantaged Ultra-Short Fixed Income	279,950	2,835,839	619	6,271	(263,663)	(2,670,145)	16,906	171,965
Ultra-Short Fixed Income	178,115	1,816,683	801	8,164	(114,211)	(1,164,978)	64,705	659,869
U.S. Government	535	5,231	12	126	(675)	(6,558)	(128)	(1,201)

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

	Northern Institutional Funds - Government Assets Portfolio*	$20,994	$312,850	$(333,844)	$–	$–	$64	$–	–

Core Bond	Northern Institutional Funds - U.S. Government Portfolio	–	166,746	(164,156)	–	–	44	2,590	2,590

	Total	20,994	479,596	(498,000)	–	–	108	2,590	2,590

	Northern Institutional Funds - Government Assets Portfolio*	111,333	1,193,153	(1,304,486)	–	–	267	–	–

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio	–	636,777	(634,179)	–	–	218	2,598	2,598

	Total	111,333	1,829,930	(1,938,665)	–	–	485	2,598	2,598

	Northern Institutional Funds - Government Assets Portfolio*	192,157	1,537,031	(1,729,188)	–	–	759	–	–

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio	–	874,169	(819,641)	–	–	450	54,528	54,528

	Total	192,157	2,411,200	(2,548,829)	–	–	1,209	54,528	54,528

	Northern Institutional Funds - Government Assets Portfolio*	4,816	283,576	(288,392)	–	–	42	–	–

Short Bond	Northern Institutional Funds - U.S. Government Portfolio	–	175,105	(174,978)	–	–	40	127	127

	Total	4,816	458,681	(463,370)	–	–	82	127	127

Short-Intermediate U.S. Government	Northern Institutional Funds - U.S. Government Portfolio	5,564	290,505	(291,046)	–	–	92	5,023	5,023

Tax-Advantaged Ultra Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio	13,466	2,908,874	(2,901,262)	–	–	445	21,078	21,078

	Northern Institutional Funds - Government Assets Portfolio*	24,524	733,340	(757,864)	–	–	143	–	–

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio	–	741,612	(712,127)	–	–	242	29,485	29,485

	Total	24,524	1,474,952	1,469,991	–	–	385	29,485	29,485

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

U.S. Government	Northern Institutional Funds - U.S. Government Portfolio	$2,176	$46,699	$(47,054)	$–	$–	$22	$1,821	1,821

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2018:

		ASSETS		LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE	STATEMENTS OF LIABILITIES LOCATION	VALUE

Core Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	$–	Net Assets - Net unrealized depreciation	$(85	)*

Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(432	)*

Short-Intermediate U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(244	)*

U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(28	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2018:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$35

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	180

Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	(65)

Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	422

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	51

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(68)

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(491)

Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(10)

Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(239)

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(27)

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

Volume of derivative activity for the fiscal year ended March 31, 2018*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Core Bond	4	$7,195
Fixed Income	5	27,879
Short-Intermediate U.S. Government	23	2,927
U.S. Government	14	323

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure except for the items noted below:

Effective April 1, 2018, NTI has agreed to increase the contractual expense reimbursements it provides to the High Yield Fixed Income Fund by lowering the contractual expense limitation after which expense reimbursement takes effect from 0.80% to 0.78%. This contractual expense limitation may not be terminated before April 1, 2019 without the approval of the Fund’s Board of Trustees.

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of eight separate portfolios of Northern Funds (the “Funds”) comprising the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the eight portfolios constituting the Northern Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Ultra-Short Fixed Income	$0.002010

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2018, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Tax-Advantaged Ultra-Short Fixed Income - 76.95%

See Notes to the Financial Statements.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 106), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 110), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.41%	$1,000.00	$990.50	$2.03
Hypothetical	0.41%	$1,000.00	$1,022.89	$2.07

FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.45%	$1,000.00	$988.80	$2.23
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.80%	$1,000.00	$1,002.40	$3.99
Hypothetical	0.80%	$1,000.00	$1,020.94	$4.03

SHORT BOND
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.40%	$1,000.00	$995.40	$1.99
Hypothetical	0.40%	$1,000.00	$1,022.94	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.41%	$1,000.00	$990.10	$2.03
Hypothetical	0.41%	$1,000.00	$1,022.89	$2.07

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.25%	$1,000.00	$1,000.30	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2018 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.25%	$1,000.00	$1,001.70	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.47%	$1,000.00	$985.70	$2.33
Hypothetical	0.47%	$1,000.00	$1,022.59	$2.37

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2018 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2018 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

FIXED INCOME FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

CORE BOND FUND1,2,5,6

FIXED INCOME FUND1,2,3,5,6

HIGH YIELD FIXED INCOME FUND1,2,3,6

SHORT BOND FUND1,2,3,5,6

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND1,5,6

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,2,4,5,6

ULTRA-SHORT FIXED INCOME FUND1,2,5,6

U.S. GOVERNMENT FUND1,5,6

1	Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2	Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3	High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4	Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5	U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6	Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

82	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

86	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

96	TRUSTEES AND OFFICERS

100	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Although political events heavily influenced the markets during the 12-month period ended March 31, 2018, higher risk assets rallied for most of the period. Optimism regarding the passage of U.S. federal tax reform helped equity markets hit historical highs in January 2018 as yield spreads on corporate bonds fell to their lowest levels in years. However, risk assets began to sell off near the end of January 2018 due in part to concerns regarding higher inflation and rising interest rates. Volatility picked up dramatically in February 2018 amid worries regarding a possible trade war, with a downturn for stocks and widening spreads in the investment-grade bond market. The U.S. Federal Reserve raised interest rates three times in the period, and the markets were expecting several additional rate hikes before the end of 2018.

The U.S. Treasury yield curve flattened, as the two-year yield climbed 100 basis points, from 1.27% to 2.27%, while the 10-year yield rose 35 basis points, from 2.39% to 2.74%. Five-year Treasury yields rose 52 basis points, from 1.93% to 2.45%, while 30-year yields fell from 2.99% to 2.97%.

The Bond Index Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index produced a total return of 1.20% for the period. U.S. Treasury securities underperformed the Index, while corporate bonds and commercial mortgage-backed securities outperformed. The Fund finished slightly behind the Index with a return of 1.13% for the period. We continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

PORTFOLIO MANAGERS

LOUIS D’ARIENZO With Northern Trust since 2003
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07
BOND INDEX FUND	1.13%	1.67%	3.37%	3.74%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	1.20	1.82	3.63	3.94

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 100.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Markets grappled with a rapidly changing landscape during the 12-month reporting period ended March 31, 2018. In the United States, the U.S. Federal Reserve continued to remove monetary accommodation gradually by raising interest rates and reducing the size of its balance sheet. Uncertainty regarding U.S. fiscal policy was ultimately resolved with a U.S. tax reform package and a budget deal that increased government spending. The economic cycle — while extended by historical measures — nonetheless hit on all cylinders globally, and market performance reflected optimism that the boost from fiscal policy would prolong the expansion. The U.S. job market continued its post-crisis growth with the addition of 2.3 million positions over the 2017 period. The unemployment rate fell to a 16-year low of 4.1% for the period ended March 31, 2018, while gross domestic product growth averaged nearly 3%. However, core inflation rebounded. Higher-risk assets responded well to this set of circumstances before uncertainty regarding trade policy weighed on market sentiment late in the period.

The U.S. Treasury yield curve flattened, as the two-year yield climbed 100 basis points, from 1.27% to 2.27%, while the 10-year yield rose 35 basis points, from 2.39% to 2.74%. Five-year Treasury yields rose 52 basis points, from 1.93% to 2.45%, while 30-year yields fell from 2.99% to 2.97%.

The U.S. Treasury Index Fund returned 0.24% for the 12-month period ended March 31, 2018, compared with the 0.43% return of its benchmark, the Bloomberg Barclays U.S. Treasury Index. At the close of the period, we were keeping a watchful eye to determine whether the rhetoric over a possible trade war could turn into a substantive drag on growth. In addition, we were closely monitoring the U.S. Federal Reserve’s interest rate policy and the outlook for central bank actions in Europe and Japan.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
U.S. TREASURY INDEX FUND	0.24%	0.89%	2.57%	4.85%
BLOOMBERG BARCLAYS U.S. TREASURY INDEX	0.43	1.07	2.74	5.04

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*	The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 100.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2018

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,749,593	$80,602
Investments in affiliates, at value	113,294	1,543
Interest income receivable	16,334	400
Receivable for securities sold	27,750	–
Receivable for fund shares sold	2,006	130
Receivable from investment adviser	24	1
Prepaid and other assets	72	2
Total Assets	2,909,073	82,678
LIABILITIES:
Payable for securities purchased	17,085	1,147
Payable for when-issued securities	115,699	–
Payable for fund shares redeemed	5,089	–
Distributions payable to shareholders	1,028	21
Payable to affiliates:
Management fees	69	2
Custody fees	8	2
Shareholder servicing fees	68	–
Transfer agent fees	8	–
Trustee fees	9	3
Accrued other liabilities	64	26
Total Liabilities	139,127	1,201
Net Assets	$2,769,946	$81,477
ANALYSIS OF NET ASSETS:
Capital stock	$2,792,137	$83,666
Accumulated undistributed net investment loss	(75)	(6)
Accumulated undistributed net realized loss	(5,722)	(935)
Net unrealized depreciation	(16,394)	(1,248)
Net Assets	$2,769,946	$81,477
Shares Outstanding ($.0001 par value, unlimited authorization)	268,677	3,874
Net Asset Value, Redemption and Offering Price Per Share	$10.31	$21.03
Investments, at cost	$2,765,987	$81,850
Investments in affiliates, at cost	113,294	1,543

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2018

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest Income	$68,025	$1,770
Dividend income from investments in affiliates	679	4
Total Investment Income	68,704	1,774
EXPENSES:
Management fees	3,370	121
Custody fees	281	23
Transfer agent fees	389	14
Blue sky fees	52	21
SEC fees	2	1
Printing fees	57	16
Audit fees	36	19
Legal fees	36	19
Shareholder servicing fees	225	–
Trustee fees	39	9
Other	46	14
Total Expenses	4,533	257
Less expenses reimbursed by investment adviser	(585)	(102)
Net Expenses	3,948	155
Net Investment Income	64,756	1,619
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	3,329	(504)
Net changes in unrealized depreciation on:
Investments	(40,768)	(693)
Net Losses	(37,439)	(1,197)
Net Increase in Net Assets Resulting from Operations	$27,317	$422

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2018	2017	2018	2017
OPERATIONS:
Net investment income	$64,756	$64,667	$1,619	$1,839
Net realized gains (losses)	3,329	2,716	(504)	(21)
Net change in unrealized depreciation	(40,768)	(68,979)	(693)	(3,896)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,317	(1,596)	422	(2,078)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	314,958	(58,214)	(25,924)	(10,540)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	314,958	(58,214)	(25,924)	(10,540)
DISTRIBUTIONS PAID:
From net investment income	(68,947)	(70,351)	(1,620)	(1,839)
From net realized gains	–	(3,236)	–	(460)
Total Distributions Paid	(68,947)	(73,587)	(1,620)	(2,299)
Total Increase (Decrease) in Net Assets	273,328	(133,397)	(27,122)	(14,917)
NET ASSETS:
Beginning of year	2,496,618	2,630,015	108,599	123,516
End of year	$2,769,946	$2,496,618	$81,477	$108,599
Accumulated Undistributed Net Investment Loss	$(75)	$(68)	$(6)	$(5)

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.47	$10.74	$10.84	$10.54	$10.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.25	0.25	0.27	0.25
Net realized and unrealized gains (losses)	(0.14)	(0.24)	(0.06)	0.32	(0.29)
Total from Investment Operations	0.12	0.01	0.19	0.59	(0.04)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.27)	(0.27)	(0.28)	(0.28)
From net realized gains	–	(0.01)	(0.02)	(0.01)	(0.01)
Total Distributions Paid	(0.28)	(0.28)	(0.29)	(0.29)	(0.29)
Net Asset Value, End of Year	$10.31	$10.47	$10.74	$10.84	$10.54
Total Return(1)	1.13%	0.14%	1.90%	5.64%	(0.31)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,769,946	$2,496,618	$2,630,015	$2,728,675	$2,248,542
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.17%	0.17%	0.17%	0.23%	0.44%
Net investment income, net of reimbursements and credits(2)	2.50%	2.35%	2.40%	2.44%	2.43%
Net investment income, before reimbursements and credits	2.48%	2.33%	2.38%	2.36%	2.14%
Portfolio Turnover Rate	44.51%	65.28%	88.99%	81.30%	88.79%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $97,000, $126,000, $87,000, $26,000 and $101,000, which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND
Selected per share data	2018		2017		2016		2015	2014
Net Asset Value, Beginning of Year	$21.35		$22.13		$22.17		$21.43	$22.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.34		0.32		0.29	0.26
Net realized and unrealized gains (losses)	(0.32)		(0.70)		0.16		0.81	(0.59)
Total from Investment Operations	0.06		(0.36)		0.48		1.10	(0.33)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)		(0.34)		(0.32)		(0.29)	(0.26)
From net realized gains	–		(0.08)		(0.20)		(0.07)	(0.23)
Total Distributions Paid	(0.38)		(0.42)		(0.52)		(0.36)	(0.49)
Net Asset Value, End of Year	$21.03		$21.35		$22.13		$22.17	$21.43
Total Return(1)	0.24%		(1.63)%		2.25%		5.20%	(1.44)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$81,477		$108,599		$123,516		$91,254	$114,262
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.17	%(2)	0.16	%(2)	0.16	%(2)	0.16%	0.15	%(2)
Expenses, before reimbursements and credits	0.28%		0.25%		0.26%		0.40%	0.68%
Net investment income, net of reimbursements and credits	1.74	%(2)	1.53	%(2)	1.47	%(2)	1.34%	1.20	%(2)
Net investment income, before reimbursements and credits	1.63%		1.44%		1.37%		1.10%	0.67%
Portfolio Turnover Rate	34.21%		38.93%		68.57%		50.58%	69.65%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, less than $1,000 and $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7%

Auto Floor Plan – 0.0%

Ally Master Owner Trust, Series 2018-1, Class A2 2.70%, 1/17/23	$100	$100

Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A1 2.07%, 5/15/22	325	320

Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1 2.16%, 9/15/22	125	123

Ford Credit Floorplan Master Owner Trust, Series 2018-1, Class A1 2.95%, 5/15/23	50	50

Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A 3.17%, 3/15/25	50	50
		643

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2017-3, Class A3 1.74%, 9/15/21	200	198

Ally Auto Receivables Trust, Series 2017-4, Class A3 1.75%, 12/15/21	100	99

Ally Auto Receivables Trust, Series 2018-1, Class A3 2.35%, 6/15/22	100	99

Americredit Automobile Receivables Trust, Series 2016-4, Class B 1.83%, 12/8/21	50	49

Americredit Automobile Receivables Trust, Series 2016-4, Class C 2.41%, 7/8/22	50	49

Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.74%, 12/8/22	60	59

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class C 2.97%, 3/20/23	125	124

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D 3.42%, 4/18/23	100	100

BMW Vehicle Lease Trust, Series 2017-2, Class A3 2.07%, 10/20/20	150	148

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

BMW Vehicle Owner Trust, Series 2018-A, Class A3 2.35%, 4/25/22	$150	$149

CarMax Auto Owner Trust, Series 2016-4, Class A3 1.40%, 8/15/21	100	99

CarMax Auto Owner Trust, Series 2017-2, Class A3 1.93%, 3/15/22	200	198

CarMax Auto Owner Trust, Series 2017-4, Class A4 2.33%, 5/15/23	100	98

CarMax Auto Owner Trust, Series 2018-1, Class A3 2.48%, 11/15/22	100	99

Fifth Third Auto Trust, Series 2017-1, Class A3 1.80%, 2/15/22	100	98

Ford Credit Auto Lease Trust, Series 2017-B, Class A4 2.17%, 2/15/21	100	99

Ford Credit Auto Owner Trust, Series 2016-B, Class A4 1.52%, 8/15/21	100	98

Ford Credit Auto Owner Trust, Series 2016-B, Class B 1.85%, 9/15/21	50	49

Ford Credit Auto Owner Trust, Series 2017-A, Class A3 1.67%, 6/15/21	100	99

Ford Credit Auto Owner Trust, Series 2017-A, Class B 2.24%, 6/15/22	100	98

Ford Credit Auto Owner Trust, Series 2017-C, Class A3 2.01%, 3/15/22	100	99

Ford Credit Auto Owner Trust, Series 2017-C, Class B 2.35%, 4/15/23	100	98

Ford Credit Auto Owner Trust, Series 2017-C, Class C 2.50%, 5/15/24	100	98

GM Financial Automobile Leasing Trust, Series 2018-1, Class A3 2.61%, 1/20/21	150	150

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

GM Financial Automobile Leasing Trust, Series 2018-1, Class C 3.11%, 12/20/21	$50	$50

GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A3 2.32%, 7/18/22	100	99

Honda Auto Receivables Owner Trust, Series 2016-2, Class A4 1.62%, 8/15/22	150	148

Honda Auto Receivables Owner Trust, Series 2017-3, Class A3 1.79%, 9/20/21	200	197

Honda Auto Receivables Owner Trust, Series 2017-3, Class A4 1.98%, 11/20/23	100	98

Honda Auto Receivables Owner Trust, Series 2017-4, Class A3 2.05%, 11/22/21	150	149

Hyundai Auto Receivables Trust, Series 2016-A, Class A4 1.73%, 5/16/22	250	246

Hyundai Auto Receivables Trust, Series 2017-B, Class A3 1.77%, 1/18/22	100	98

Hyundai Auto Receivables Trust, Series 2017-B, Class A4 1.96%, 2/15/23	100	98

Mercedes-Benz Auto Lease Trust, Series 2018-A, Class A3 2.41%, 2/16/21	150	149

Nissan Auto Lease Trust, Series 2017-B, Class A3 2.05%, 9/15/20	150	149

Nissan Auto Receivables Owner Trust, Series 2016-B, Class A4 1.54%, 10/17/22	150	147

Nissan Auto Receivables Owner Trust, Series 2017-B, Class A3 1.75%, 10/15/21	100	98

Nissan Auto Receivables Owner Trust, Series 2017-B, Class A4 1.95%, 10/16/23	100	98

Nissan Auto Receivables Owner Trust, Series 2017-C, Class A3 2.12%, 4/18/22	100	99

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

Santander Drive Auto Receivables Trust, Series 2016-3, Class C 2.46%, 3/15/22	$100	$99

Santander Drive Auto Receivables Trust, Series 2016-3, Class D 2.80%, 8/15/22	100	99

Santander Drive Auto Receivables Trust, Series 2018-1, Class B 2.63%, 7/15/22	100	100

Toyota Auto Receivables Owner Trust, Series 2016-A, Class A4 1.47%, 9/15/21	150	148

Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3 1.93%, 1/18/22	150	148

Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4 2.12%, 2/15/23	100	98

Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3 2.35%, 5/16/22	100	99

World Omni Auto Receivables Trust, Series 2016-A, Class A4 1.95%, 5/16/22	250	246

World Omni Auto Receivables Trust, Series 2017-A, Class A3 1.93%, 9/15/22	200	198
		5,712

Commercial Mortgage-Backed Securities – 1.2%

Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4 3.17%, 7/15/49	300	293

BANK, Series 2017-BNK7, Class A5 3.44%, 9/15/60	250	248

BANK, Series 2017-BNK9, Class A4 3.54%, 11/15/54	250	249

BANK, Series 2018-BN10, Class A5 3.69%, 2/15/61	100	101

BENCHMARK 2018-B1 Mortgage Trust, Series 2018-B3, Class A2 4/10/51(1)	500	516

BENCHMARK 2018-B1 Mortgage Trust, Series 2018-B3, Class A5 4/10/51(1)	100	104

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

BENCHMARK Mortgage Trust, Series 2018-B1, Class A2 3.57%, 1/15/51	$250	$255

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	200	205

BENCHMARK Mortgage Trust, Series 2018-B2, Class A5 3.88%, 2/15/51	150	154

CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A2 3.31%, 11/15/50	250	252

CD Mortgage Trust, Series 2017-CD4, Class A4 3.51%, 5/10/50	250	249

CD Mortgage Trust, Series 2017-CD5, Class A4 3.43%, 8/15/50	250	248

CD Mortgage Trust, Series 2017-CD6, Class A5 3.46%, 11/13/50	200	198

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3 3.87%, 1/10/48	300	305

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.28%, 5/10/58	250	244

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4 3.46%, 8/15/50	250	248

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4 3.02%, 9/10/45	400	398

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4 4.37%, 9/10/46	350	369

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS 4.65%, 9/10/46	100	105

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4 3.64%, 10/10/47	100	101

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	200	197

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5 3.72%, 9/15/48	$200	$203

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4 3.21%, 5/10/49	250	245

Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A4 3.15%, 11/15/49	150	146

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5 3.62%, 2/10/49	300	302

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4 3.31%, 4/10/49	250	246

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4 3.33%, 4/15/49	250	247

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4 3.47%, 9/15/50	250	248

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4 4.01%, 3/10/51	100	104

Commercial Mortgage Trust, Series 2012-CR2, Class A4 3.15%, 8/15/45	335	334

Commercial Mortgage Trust, Series 2012-CR3, Class A3 2.82%, 10/15/45	245	241

Commercial Mortgage Trust, Series 2012-CR4, Class A3 2.85%, 10/15/45	150	148

Commercial Mortgage Trust, Series 2012-CR5, Class A4 2.77%, 12/10/45	100	98

Commercial Mortgage Trust, Series 2012-LC4, Class A4 3.29%, 12/10/44	100	100

Commercial Mortgage Trust, Series 2013-CR10, Class A4 4.21%, 8/10/46	100	105

Commercial Mortgage Trust, Series 2013-CR12, Class A4 4.05%, 10/10/46	300	312

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Commercial Mortgage Trust, Series 2013-CR9, Class A4 4.24%, 7/10/45 (2)(3)	$200	$210

Commercial Mortgage Trust, Series 2013-LC6, Class A4 2.94%, 1/10/46	150	148

Commercial Mortgage Trust, Series 2014-CR19, Class A5 3.80%, 8/10/47	300	308

Commercial Mortgage Trust, Series 2014-UBS5, Class A4 3.84%, 9/10/47	500	514

Commercial Mortgage Trust, Series 2014-UBS6, Class A5 3.64%, 12/10/47	250	254

Commercial Mortgage Trust, Series 2015-CR24, Class A5 3.70%, 8/10/48	500	508

Commercial Mortgage Trust, Series 2015-DC1, Class A5 3.35%, 2/10/48	200	198

Commercial Mortgage Trust, Series 2015-LC19, Class A4 3.18%, 2/10/48	500	492

Commercial Mortgage Trust, Series 2015-PC1, Class A5 3.90%, 7/10/50	200	205

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4 3.51%, 4/15/50	225	226

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.72%, 8/15/48	500	506

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5 3.09%, 1/15/49	100	97

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5 3.50%, 11/15/49	200	199

DBJPM Mortgage Trust, Series 2017-C6, Class A5 3.33%, 6/10/50	250	246

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5 2.94%, 2/10/46	100	99

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4 3.38%, 5/10/50	$200	$199

GS Mortgage Securities Corp. II, Series 2018-GS9, Class A4 3.99%, 3/10/51	150	155

GS Mortgage Securities Trust, Series 2011-GC5, Class A4 3.71%, 8/10/44	150	153

GS Mortgage Securities Trust, Series 2012-GC6, Class A3 3.48%, 1/10/45	199	202

GS Mortgage Securities Trust, Series 2012-GCJ9, Class A3 2.77%, 11/10/45	175	172

GS Mortgage Securities Trust, Series 2013-GC12, Class A4 3.14%, 6/10/46	100	99

GS Mortgage Securities Trust, Series 2013-GC13, Class A5 4.06%, 7/10/46 (2)(3)	200	209

GS Mortgage Securities Trust, Series 2013-GC14, Class A5 4.24%, 8/10/46	150	157

GS Mortgage Securities Trust, Series 2014-GC18, Class A4 4.07%, 1/10/47	500	519

GS Mortgage Securities Trust, Series 2014-GC20, Class A5 4.00%, 4/10/47	100	103

GS Mortgage Securities Trust, Series 2014-GC24, Class A5 3.93%, 9/10/47	300	309

GS Mortgage Securities Trust, Series 2014-GC26, Class A5 3.63%, 11/10/47	250	253

GS Mortgage Securities Trust, Series 2016-GS2, Class A4 3.05%, 5/10/49	100	97

GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.85%, 10/10/49	200	191

GS Mortgage Securities Trust, Series 2017-GS7, Class A4 3.43%, 8/10/50	250	246

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

GS Mortgage Securities Trust, Series 2017-GS8, Class A4 3.47%, 11/10/50	$200	$199

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3 4.17%, 8/15/46	164	169

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3 3.51%, 5/15/45	174	175

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4 3.48%, 6/15/45	250	252

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5 3.14%, 12/15/47	150	149

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS 3.37%, 12/15/47	50	50

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4 3.99%, 1/15/46	100	103

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4 4.00%, 4/15/47	500	518

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5 3.80%, 7/15/47	500	512

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C22, Class A4 3.80%, 9/15/47	500	512

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5 3.64%, 11/15/47	200	203

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5 3.67%, 11/15/47	150	152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C29, Class A2 2.92%, 5/15/48	$250	$250

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.82%, 7/15/48	200	205

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C32, Class A2 2.82%, 11/15/48	200	199

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A2 2.66%, 6/15/49	100	99

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	100	97

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3 3.14%, 12/15/49	150	146

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.87%, 8/15/49	200	190

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.14%, 8/15/49	100	96

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	300	303

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C7, Class A5 3.41%, 10/15/50	200	197

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5 3.45%, 9/15/50	100	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4 4.17%, 8/15/46 (2)(3)	$200	$209

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	175	173

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	200	198

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3 3.67%, 2/15/47	100	102

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5 4.06%, 2/15/47	200	207

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5 3.74%, 8/15/47	400	408

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 3.53%, 10/15/48	100	100

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4 3.33%, 5/15/49	250	247

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5 2.86%, 9/15/49	250	238

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4 3.24%, 3/15/45	150	150

Morgan Stanley Capital I, Series 2017-HR2, Class A4 3.59%, 12/15/50	200	200

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3 3.40%, 5/10/45	389	393

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

UBS Commercial Mortgage Trust, Series 2017-C1, Class A4 3.46%, 6/15/50	$250	$248

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4 3.49%, 8/15/50	250	248

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4 3.43%, 8/15/50	175	173

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5 3.58%, 12/15/50	100	100

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4 3.68%, 12/15/50	150	151

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4 3.98%, 2/15/51	150	155

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4 4.12%, 3/15/51	100	103

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	125	125

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5 2.85%, 12/10/45	100	99

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4 3.18%, 3/10/46	100	100

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4 3.24%, 4/10/46	100	101

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3 3.60%, 1/10/45	122	124

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3 2.92%, 10/15/45	150	148

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4 4.22%, 7/15/46	100	104

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4 3.17%, 2/15/48	100	98

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4 3.66%, 9/15/58	$250	$252

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.18%, 4/15/50	200	196

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5 3.77%, 7/15/58	300	305

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	300	306

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4 3.56%, 1/15/59	200	200

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4 3.43%, 3/15/59	250	248

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4 2.93%, 7/15/48	100	96

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4 3.07%, 11/15/59	250	242

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4 2.94%, 10/15/49	200	191

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4 2.92%, 11/15/49	150	143

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5 3.42%, 9/15/50	250	247

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4 3.58%, 10/15/50	100	100

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4 3.59%, 12/15/50	100	100

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4 4.01%, 3/15/51	150	155

WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4 3.67%, 11/15/44	150	153

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4 3.44%, 4/15/45	$175	$177

WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2 3.43%, 6/15/45	250	252

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class A4 3.20%, 3/15/48	600	599

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS 3.56%, 3/15/48	50	50

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB 2.84%, 3/15/48	450	449

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4 3.00%, 5/15/45	500	494

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5 3.34%, 6/15/46	150	150

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5 4.42%, 9/15/46	250	263

WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5 3.75%, 9/15/57	500	509

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5 3.63%, 11/15/47	250	253

WFRBS Commercial Mortgage Trust, Series 2014-LC14,Class A5 4.05%, 3/15/47	100	104
		31,203

Credit Card – 0.3%

American Express Credit Account Master Trust, Series 2017-6, Class A 2.04%, 5/15/23	250	245

American Express Credit Account Master Trust, Series 2017-7, Class A 2.35%, 5/15/25	100	98

American Express Credit Account Master Trust, Series 2018-1, Class A 2.67%, 10/17/22	150	150

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

American Express Credit Account Master Trust, Series 2018-2, Class A 3.01%, 10/15/25	$150	$150

BA Credit Card Trust, Series 2017-A1, Class A1 1.95%, 8/15/22	300	296

BA Credit Card Trust, Series 2017-A2, Class A2 1.84%, 1/17/23	165	162

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	250	249

Barclays Dryrock Issuance Trust, Series 2014-3, Class A 2.41%, 7/15/22	150	149

Barclays Dryrock Issuance Trust, Series 2016-1, Class A 1.52%, 5/16/22	175	173

Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4 1.33%, 6/15/22	150	147

Capital One Multi-Asset Execution Trust, Series 2016-A5, Class A5 1.66%, 6/17/24	100	96

Capital One Multi-Asset Execution Trust, Series 2017-A3, Class A3 2.43%, 1/15/25	200	197

Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4 1.99%, 7/17/23	300	295

Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6 2.29%, 7/15/25	125	122

Chase Issuance Trust, Series 2012-A4, Class A4 1.58%, 8/16/21	250	247

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/16/24	200	194

Chase Issuance Trust, Series 2014-A2, Class A2 2.77%, 3/15/23	150	150

Chase Issuance Trust, Series 2015-A4, Class A4 1.84%, 4/15/22	300	295

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

Chase Issuance Trust, Series 2016-A4, Class A4 1.49%, 7/15/22	$150	$146

Chase Issuance Trust, Series 2016-A5, Class A5 1.27%, 7/15/21	250	246

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.15%, 6/15/39	150	192

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1 2.88%, 1/23/23	300	301

Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5 2.68%, 6/7/23	150	149

Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6 2.15%, 7/15/21	350	348

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	350	345

Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3 1.92%, 4/7/22	500	492

Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8 1.86%, 8/8/22	150	147

Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1 2.49%, 1/20/23	225	223

Discover Card Execution Note Trust, Series 2012-A6, Class A6 1.67%, 1/18/22	350	346

Discover Card Execution Note Trust, Series 2015-A2, Class A 1.90%, 10/17/22	100	98

Discover Card Execution Note Trust, Series 2015-A4, Class A4 2.19%, 4/17/23	200	197

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	185	182

Discover Card Execution Note Trust, Series 2017-A2, Class A2 2.39%, 7/15/24	150	147

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

Discover Card Execution Note Trust, Series 2017-A6, Class A6 1.88%, 2/15/23	$175	$172

Discover Card Execution Note Trust, Series 2018-A1, Class A1 3.03%, 8/15/25	200	200

GE Capital Credit Card Master Note Trust, Series 2012-7, Class A 1.76%, 9/15/22	100	99

Synchrony Credit Card Master Note Trust, Series 2015-1, Class A 2.37%, 3/15/23	150	149

Synchrony Credit Card Master Note Trust, Series 2016-2, Class A 2.21%, 5/15/24	100	98

Synchrony Credit Card Master Note Trust, Series 2017-2, Class A 2.62%, 10/15/25	100	98

Synchrony Credit Card Master Note Trust, Series 2018-1, Class A 2.97%, 3/15/24	100	100

World Financial Network Credit Card Master Trust, Series 2015-B, Class A 2.55%, 6/17/24	100	99

World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.31%, 8/15/24	100	98
		8,087

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3 2.84%, 3/1/26	100	99

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3 4.24%, 8/15/23	100	103

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3 3.03%, 10/15/25	150	150

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3 4.38%, 11/1/23	100	104
		456
Total Asset-Backed Securities
(Cost $46,846)		46,101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 4.20%, 4/15/24	$150	$153

Omnicom Group, Inc., 6.25%, 7/15/19	300	312
3.63%, 5/1/22	156	157
3.60%, 4/15/26	340	330
		952

Aerospace & Defense – 0.5%

Boeing (The) Co., 7.95%, 8/15/24	250	316
2.85%, 10/30/24	110	108
2.25%, 6/15/26	250	231
6.13%, 2/15/33	135	172
3.30%, 3/1/35	55	51
6.63%, 2/15/38	100	137
5.88%, 2/15/40	75	96
3.50%, 3/1/45	500	468

General Dynamics Corp., 3.88%, 7/15/21	250	257
2.25%, 11/15/22	500	481
2.13%, 8/15/26	350	317
3.60%, 11/15/42	155	150

Harris Corp., 4.40%, 12/15/20	950	981

L3 Technologies, Inc., 5.20%, 10/15/19	250	258
4.95%, 2/15/21	40	42

Lockheed Martin Corp., 4.25%, 11/15/19	500	512
2.50%, 11/23/20	355	352
3.55%, 1/15/26	1,100	1,091
3.60%, 3/1/35	135	129
4.07%, 12/15/42	868	857

Northrop Grumman Corp., 5.05%, 8/1/19	170	175
3.25%, 8/1/23	1,000	993
5.05%, 11/15/40	250	280
4.75%, 6/1/43	250	268
4.03%, 10/15/47	60	58

Precision Castparts Corp., 2.50%, 1/15/23	500	487
3.90%, 1/15/43	100	99
4.38%, 6/15/45	350	375

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Aerospace & Defense – 0.5% – continued

Raytheon Co., 4.40%, 2/15/20	$510	$525
2.50%, 12/15/22	1,150	1,125
4.70%, 12/15/41	100	114

Rockwell Collins, Inc., 3.50%, 3/15/27	500	482

United Technologies Corp., 7.50%, 9/15/29	100	131
6.05%, 6/1/36	600	731
6.13%, 7/15/38	175	216
5.70%, 4/15/40	500	598
4.50%, 6/1/42	450	457
3.75%, 11/1/46	500	451
		14,571

Airlines – 0.0%

Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	236	249

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	279	300
		549

Apparel & Textile Products – 0.0%

Cintas Corp. No. 2, 2.90%, 4/1/22	85	84

NIKE, Inc., 2.38%, 11/1/26	250	230
3.63%, 5/1/43	75	71
3.38%, 11/1/46	500	454

VF Corp., 3.50%, 9/1/21	150	153
6.45%, 11/1/37	30	39
		1,031

Auto Parts Manufacturing – 0.0%

BorgWarner, Inc., 4.38%, 3/15/45	170	168

Delphi Corp., 4.15%, 3/15/24	300	308
		476

Automobiles Manufacturing – 0.7%

American Honda Finance Corp., 2.25%, 8/15/19	250	249

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Automobiles Manufacturing – 0.7% – continued
2.15%, 3/13/20	$800	$790
2.65%, 2/12/21	250	249
1.65%, 7/12/21	400	383
1.70%, 9/9/21	500	479
2.60%, 11/16/22	125	123

Daimler Finance North America LLC, 8.50%, 1/18/31	175	255

Ford Motor Co., 7.45%, 7/16/31	350	424
4.75%, 1/15/43	500	456

Ford Motor Credit Co. LLC, 2.02%, 5/3/19	600	594
1.90%, 8/12/19	200	197
2.60%, 11/4/19	200	198
2.46%, 3/27/20	260	256
3.16%, 8/4/20	860	856
3.34%, 3/18/21	500	497
5.88%, 8/2/21	500	533
3.22%, 1/9/22	200	197
4.25%, 9/20/22	1,300	1,320
3.10%, 5/4/23	1,250	1,201
3.81%, 1/9/24	1,200	1,176

General Motors Co., 5.00%, 4/1/35	500	495
6.25%, 10/2/43	550	604
6.75%, 4/1/46	145	168

General Motors Financial Co., Inc., 3.20%, 7/13/20	395	394
4.20%, 3/1/21	1,315	1,340
3.20%, 7/6/21	485	481
4.38%, 9/25/21	1,400	1,439
3.45%, 4/10/22	50	50
3.70%, 5/9/23	1,050	1,042
4.35%, 1/17/27	165	164

Toyota Motor Credit Corp., 2.13%, 7/18/19	100	99
4.50%, 6/17/20	300	311
1.90%, 4/8/21	300	292
2.70%, 1/11/23	625	613
2.25%, 10/18/23	545	518
		18,443

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Banks – 0.9%

Bank of America N.A., 6.00%, 10/15/36	$250	$309

Bank One Corp., 7.75%, 7/15/25	54	66
8.00%, 4/29/27	250	322

BB&T Corp., 2.45%, 1/15/20	450	446
2.63%, 6/29/20	1,000	992
2.75%, 4/1/22	150	147

Branch Banking & Trust Co., 2.85%, 4/1/21	650	647
3.63%, 9/16/25	250	249
3.80%, 10/30/26	250	251

Capital One N.A., 2.40%, 9/5/19	250	248
2.35%, 1/31/20	500	492

Citizens Bank N.A., 2.55%, 5/13/21	250	244

Comerica Bank, 2.50%, 6/2/20	500	494

Discover Bank, 3.20%, 8/9/21	250	247
3.35%, 2/6/23	500	492

Fifth Third Bancorp, 2.88%, 7/27/20	500	499
3.50%, 3/15/22	200	201
4.30%, 1/16/24	1,220	1,251
8.25%, 3/1/38	275	395

Fifth Third Bank, 1.63%, 9/27/19	350	344
2.25%, 6/14/21	200	194
2.88%, 10/1/21	250	247

HSBC Bank USA N.A., 4.88%, 8/24/20	300	311
7.00%, 1/15/39	350	490

HSBC USA, Inc., 2.38%, 11/13/19	250	248
2.35%, 3/5/20	700	691
2.75%, 8/7/20	750	744
3.50%, 6/23/24	1,000	996

Huntington Bancshares, Inc., 3.15%, 3/14/21	500	498

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Banks – 0.9% – continued

KeyBank N.A., 2.50%, 12/15/19	$250	$248
2.25%, 3/16/20	1,000	987
3.30%, 6/1/25	250	246

KeyCorp, 5.10%, 3/24/21	25	26

MUFG Americas Holdings Corp., 2.25%, 2/10/20	170	167
3.50%, 6/18/22	150	150

PNC Bank N.A., 1.45%, 7/29/19	250	246
2.30%, 6/1/20	500	493
2.70%, 11/1/22	750	726
2.95%, 1/30/23	500	489
3.80%, 7/25/23	250	253

PNC Financial Services Group (The), Inc., 6.70%, 6/10/19	600	627
4.38%, 8/11/20	500	515
3.30%, 3/8/22	150	151
2.85%, 11/9/22	100	98
3.15%, 5/19/27	1,000	961

Regions Financial Corp., 2.75%, 8/14/22	250	243

SunTrust Bank, 2.25%, 1/31/20	40	39
2.75%, 5/1/23	350	340

SunTrust Banks, Inc., 2.50%, 5/1/19	200	199

Synchrony Bank, 3.00%, 6/15/22	250	242

US Bancorp, 4.13%, 5/24/21	200	207
3.00%, 3/15/22	115	114
2.95%, 7/15/22	1,700	1,676
3.60%, 9/11/24	350	351
2.38%, 7/22/26	1,000	908

US Bank N.A., 2.80%, 1/27/25	250	239

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	304
6.60%, 1/15/38	300	397

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Banks – 0.9% – continued

Wells Fargo Capital X, 5.95%, 12/15/36	$100	$108
		24,505

Biotechnology – 0.5%

Amgen, Inc., 2.20%, 5/22/19	750	745
4.50%, 3/15/20	425	438
4.10%, 6/15/21	165	170
1.85%, 8/19/21	150	144
3.88%, 11/15/21	250	255
3.20%, 11/2/27	250	237
6.38%, 6/1/37	100	125
6.40%, 2/1/39	100	126
5.75%, 3/15/40	935	1,123
5.15%, 11/15/41	250	278
5.65%, 6/15/42	100	118
4.40%, 5/1/45	250	250

Baxalta, Inc., 2.88%, 6/23/20	370	367
4.00%, 6/23/25	755	754
5.25%, 6/23/45	625	683

Biogen, Inc., 2.90%, 9/15/20	200	199
4.05%, 9/15/25	95	97
5.20%, 9/15/45	100	109

Celgene Corp., 2.25%, 5/15/19	165	164
3.63%, 5/15/24	1,000	987
3.88%, 8/15/25	265	263
3.90%, 2/20/28	500	492
5.25%, 8/15/43	85	93
5.00%, 8/15/45	1,200	1,250

Gilead Sciences, Inc., 2.05%, 4/1/19	100	99
2.35%, 2/1/20	85	84
2.55%, 9/1/20	240	238
4.50%, 4/1/21	200	208
3.25%, 9/1/22	145	145
3.50%, 2/1/25	500	499
3.65%, 3/1/26	500	502
4.60%, 9/1/35	1,000	1,071
5.65%, 12/1/41	330	392

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Biotechnology – 0.5% – continued
4.50%, 2/1/45	$250	$259
4.75%, 3/1/46	1,015	1,094
		14,058

Cable & Satellite – 0.4%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	790	807
4.91%, 7/23/25	1,635	1,671
3.75%, 2/15/28	990	910

Comcast Corp., 3.38%, 2/15/25	145	142
3.38%, 8/15/25	1,000	979
3.15%, 3/1/26	1,850	1,781
3.30%, 2/1/27	540	523
7.05%, 3/15/33	140	185
5.65%, 6/15/35	5	6
6.40%, 5/15/38	143	182
3.97%, 11/1/47	651	617
4.00%, 11/1/49	595	558
4.05%, 11/1/52	1,244	1,168

Time Warner Cable LLC, 6.55%, 5/1/37	145	163
7.30%, 7/1/38	705	845
6.75%, 6/15/39	130	148

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	260	338
		11,023

Chemicals – 0.5%

Air Products & Chemicals, Inc., 3.00%, 11/3/21	300	300
2.75%, 2/3/23	250	247

Airgas, Inc., 2.90%, 11/15/22	150	148
3.65%, 7/15/24	70	71

Dow Chemical (The) Co., 4.25%, 11/15/20	155	159
4.13%, 11/15/21	200	206
3.00%, 11/15/22	100	98
7.38%, 11/1/29	100	130
4.25%, 10/1/34	150	151
9.40%, 5/15/39	300	483
5.25%, 11/15/41	400	443

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Chemicals – 0.5% – continued
4.38%, 11/15/42	$500	$498

E.I. du Pont de Nemours & Co., 4.63%, 1/15/20	185	191
2.80%, 2/15/23	630	615
6.50%, 1/15/28	100	122
5.60%, 12/15/36	250	294
4.15%, 2/15/43	250	242

Eastman Chemical Co., 2.70%, 1/15/20	120	119
4.80%, 9/1/42	200	211
4.65%, 10/15/44	100	103

Lubrizol (The) Corp., 6.50%, 10/1/34	50	66

Monsanto Co., 2.20%, 7/15/22	65	62
5.50%, 8/15/25	50	55
4.20%, 7/15/34	55	55
5.88%, 4/15/38	256	297
4.40%, 7/15/44	250	243

Mosaic (The) Co., 3.75%, 11/15/21	1,000	1,010
3.25%, 11/15/22	36	35
5.45%, 11/15/33	250	265
4.88%, 11/15/41	100	96

PPG Industries, Inc., 2.30%, 11/15/19	250	249
3.60%, 11/15/20	250	254

Praxair, Inc., 4.50%, 8/15/19	400	411
4.05%, 3/15/21	100	103
2.45%, 2/15/22	422	414
2.20%, 8/15/22	150	145
2.70%, 2/21/23	250	245
3.55%, 11/7/42	1,125	1,088

RPM International, Inc., 3.45%, 11/15/22	1,000	1,001

Sherwin-Williams (The) Co., 3.45%, 6/1/27	1,000	956
4.55%, 8/1/45	30	30

Westlake Chemical Corp., 3.60%, 7/15/22	65	65
3.60%, 8/15/26	950	917
		12,893

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Commercial Finance – 0.2%

Air Lease Corp., 2.75%, 1/15/23	$125	$121
3.00%, 9/15/23	245	235
4.25%, 9/15/24	485	492
3.25%, 3/1/25	400	382

GATX Corp., 3.50%, 3/15/28	500	474
5.20%, 3/15/44	35	38

International Lease Finance Corp., 8.25%, 12/15/20	1,000	1,111
5.88%, 8/15/22	250	268

Private Export Funding Corp., 1.45%, 8/15/19	2,000	1,973
		5,094

Communications Equipment – 0.4%

Apple, Inc., 1.55%, 8/4/21	210	201
2.15%, 2/9/22	250	243
2.85%, 2/23/23	30	30
2.40%, 5/3/23	275	266
3.00%, 2/9/24	350	346
3.45%, 5/6/24	3,555	3,589
2.50%, 2/9/25	55	52
3.25%, 2/23/26	1,030	1,016
2.45%, 8/4/26	500	463
3.35%, 2/9/27	370	366
2.90%, 9/12/27	1,625	1,547
3.85%, 5/4/43	230	227
4.45%, 5/6/44	75	80
3.45%, 2/9/45	250	231
3.75%, 9/12/47	150	145
3.75%, 11/13/47	25	24

Cisco Systems, Inc., 2.45%, 6/15/20	160	159
2.90%, 3/4/21	50	50
1.85%, 9/20/21	1,140	1,100
2.20%, 9/20/23	750	712
2.95%, 2/28/26	375	362
5.90%, 2/15/39	690	902

Juniper Networks, Inc., 4.60%, 3/15/21	100	103
5.95%, 3/15/41	100	104
		12,318

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Construction Materials Manufacturing – 0.0%

Martin Marietta Materials, Inc., 3.45%, 6/1/27	$500	$478

Owens Corning, 4.20%, 12/15/22	190	195
3.40%, 8/15/26	400	385
		1,058

Consumer Finance – 0.6%

American Express Co., 2.50%, 8/1/22	325	314
2.65%, 12/2/22	632	611
3.00%, 10/30/24	220	211
3.63%, 12/5/24	1,125	1,118

American Express Credit Corp., 1.70%, 10/30/19	325	319
2.38%, 5/26/20	300	296
2.25%, 5/5/21	1,180	1,149

Capital One Bank USA N.A., 2.30%, 6/5/19	300	298

Capital One Financial Corp., 2.45%, 4/24/19	500	498
4.75%, 7/15/21	131	137
3.75%, 4/24/24	1,000	993
3.30%, 10/30/24	250	241
4.20%, 10/29/25	1,000	991
3.75%, 3/9/27	250	242

Discover Financial Services, 4.10%, 2/9/27	200	198

Fiserv, Inc., 4.63%, 10/1/20	250	259
3.50%, 10/1/22	50	50

Mastercard, Inc., 2.00%, 11/21/21	130	126
3.80%, 11/21/46	925	925

Synchrony Financial, 4.25%, 8/15/24	1,250	1,243
3.70%, 8/4/26	1,000	935

Visa, Inc., 2.20%, 12/14/20	500	492
2.80%, 12/14/22	1,500	1,481
3.15%, 12/14/25	1,250	1,226
4.15%, 12/14/35	1,000	1,065
3.65%, 9/15/47	125	121

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Consumer Finance – 0.6% – continued

Western Union (The) Co., 6.20%, 6/21/40	$120	$125
		15,664

Consumer Products – 0.2%

Church & Dwight Co., Inc., 3.15%, 8/1/27	1,250	1,182
3.95%, 8/1/47	100	94

Clorox (The) Co., 3.05%, 9/15/22	250	248

Colgate-Palmolive Co., 2.45%, 11/15/21	1,000	987
2.30%, 5/3/22	165	161
2.25%, 11/15/22	150	145
1.95%, 2/1/23	250	237
2.10%, 5/1/23	250	238

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	49
6.00%, 5/15/37	100	128
4.38%, 6/15/45	150	160
4.15%, 3/15/47	70	73

Kimberly-Clark Corp., 2.15%, 8/15/20	150	147
2.40%, 3/1/22	50	49
6.63%, 8/1/37	350	479
3.70%, 6/1/43	100	94
3.20%, 7/30/46	125	110

Procter & Gamble (The) Co., 1.90%, 11/1/19	100	99
1.85%, 2/2/21	190	186
2.30%, 2/6/22	215	211
3.10%, 8/15/23	250	252
5.55%, 3/5/37	5	6
3.50%, 10/25/47	355	338

Unilever Capital Corp., 2.10%, 7/30/20	670	658
4.25%, 2/10/21	250	260
5.90%, 11/15/32	125	157
		6,748

Consumer Services – 0.0%

Ecolab, Inc., 2.25%, 1/12/20	100	99
4.35%, 12/8/21	204	213
3.25%, 1/14/23	65	65

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Consumer Services – 0.0% – continued
2.70%, 11/1/26	$70	$66
3.25%, 12/1/27 (4)	63	61
5.50%, 12/8/41	455	541
		1,045

Containers & Packaging – 0.1%

International Paper Co., 4.75%, 2/15/22	104	109
3.65%, 6/15/24	250	249
3.00%, 2/15/27	1,000	925
5.00%, 9/15/35	250	267
7.30%, 11/15/39	45	59
6.00%, 11/15/41	250	286
5.15%, 5/15/46	250	264

Packaging Corp. of America, 4.50%, 11/1/23	100	104
3.65%, 9/15/24	250	250

Sonoco Products Co., 4.38%, 11/1/21	25	26
5.75%, 11/1/40	150	170

WestRock MWV LLC, 7.95%, 2/15/31	100	133

WestRock RKT Co., 3.50%, 3/1/20	150	151
		2,993

Department Stores – 0.0%

Kohl’s Corp., 4.00%, 11/1/21	85	86
3.25%, 2/1/23	100	98
4.75%, 12/15/23	250	263

Macy’s Retail Holdings, Inc., 3.88%, 1/15/22	30	30
2.88%, 2/15/23	150	142
6.90%, 4/1/29	305	328
4.50%, 12/15/34	100	87
5.13%, 1/15/42	40	35

Nordstrom, Inc., 4.00%, 10/15/21	150	153
7.00%, 1/15/38	26	29
		1,251

Diversified Banks – 1.7%

Bank of America Corp., 2.65%, 4/1/19	850	850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Diversified Banks – 1.7% – continued
2.25%, 4/21/20	$1,000	$985
5.00%, 5/13/21	400	421
5.70%, 1/24/22	1,000	1,092
4.10%, 7/24/23	100	103
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23 (4)(5)	1,379	1,353
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 3/5/24 (5)	250	251
4.00%, 4/1/24	165	169
4.20%, 8/26/24	405	411
4.00%, 1/22/25	1,595	1,592
3.95%, 4/21/25	1,000	991
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/1/25 (5)	750	721
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (5)	1,000	973
4.45%, 3/3/26	500	511
3.50%, 4/19/26	300	295
4.25%, 10/22/26	100	101
6.11%, 1/29/37	150	180
7.75%, 5/14/38	275	381
5.88%, 2/7/42	250	312
5.00%, 1/21/44	1,215	1,364

Citigroup, Inc., 2.55%, 4/8/19	65	65
2.50%, 7/29/19	250	249
2.40%, 2/18/20	710	702
2.70%, 3/30/21	575	567
4.50%, 1/14/22	735	764
4.05%, 7/30/22	90	91
3.38%, 3/1/23	150	149
3.50%, 5/15/23	190	188
3.88%, 10/25/23	200	202
4.00%, 8/5/24	250	251
3.88%, 3/26/25	750	742
5.50%, 9/13/25	150	162
3.70%, 1/12/26	250	247
4.60%, 3/9/26	205	210
3.20%, 10/21/26	2,005	1,906
4.30%, 11/20/26	325	325
6.63%, 6/15/32	100	122
6.00%, 10/31/33	350	411
6.13%, 8/25/36	125	148
8.13%, 7/15/39	1,180	1,787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Diversified Banks – 1.7% – continued
5.88%, 1/30/42	$30	$37
5.30%, 5/6/44	300	329
4.75%, 5/18/46	1,530	1,555

JPMorgan Chase & Co., 6.30%, 4/23/19	500	519
2.25%, 1/23/20	1,000	988
4.95%, 3/25/20	375	389
2.75%, 6/23/20	200	199
4.40%, 7/22/20	300	309
4.63%, 5/10/21	250	261
4.35%, 8/15/21	1,865	1,932
3.25%, 9/23/22	210	209
3.63%, 5/13/24	500	499
3.88%, 9/10/24	1,250	1,248
3.90%, 7/15/25	255	257
3.20%, 6/15/26	500	480
(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 2/1/28 (5)	500	497
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (5)	1,000	971
6.40%, 5/15/38	1,054	1,373
5.60%, 7/15/41	405	490
5.40%, 1/6/42	100	118
5.63%, 8/16/43	150	175
4.85%, 2/1/44	215	239
4.95%, 6/1/45	1,000	1,082
(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (5)	285	287
(Variable, ICE LIBOR USD 3M + 1.22%), 3.90%, 1/23/49 (5)	750	715

Wells Fargo & Co., 2.60%, 7/22/20	675	669
3.00%, 1/22/21	100	99
4.60%, 4/1/21	500	519
2.10%, 7/26/21	250	241
3.50%, 3/8/22	1,500	1,504
3.45%, 2/13/23	125	123
4.13%, 8/15/23	200	203
3.30%, 9/9/24	1,500	1,463
3.00%, 2/19/25	250	238
3.00%, 4/22/26	1,365	1,281
4.30%, 7/22/27	110	111
(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (5)	585	571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Diversified Banks – 1.7% – continued
5.38%, 2/7/35	$425	$491
4.65%, 11/4/44	375	378
3.90%, 5/1/45	950	913
4.40%, 6/14/46	850	825
		47,131

Educational Services – 0.0%

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	200	205

California Institute of Technology, 4.70%, 11/1/11 (6)	110	119

George Washington University (The), 3.49%, 9/15/22	50	50

Johns Hopkins University, 4.08%, 7/1/53	100	104

Massachusetts Institute of Technology, 5.60%, 7/1/11 (6)	190	250
4.68%, 7/1/14 (7)	15	17
3.89%, 7/1/16 (8)	300	280

Northwestern University, 4.64%, 12/1/44	50	59

University of Pennsylvania, 4.67%, 9/1/12 (9)	100	107
		1,191

Electrical Equipment Manufacturing – 0.3%

ABB Finance USA, Inc., 4.38%, 5/8/42	250	262

Amphenol Corp., 3.13%, 9/15/21	100	100

Emerson Electric Co., 5.00%, 4/15/19	1,000	1,024
2.63%, 12/1/21	225	222
2.63%, 2/15/23	85	83

General Electric Co., 2.10%, 12/11/19	125	123
4.38%, 9/16/20	115	118
4.63%, 1/7/21	400	414
3.15%, 9/7/22	750	739
2.70%, 10/9/22	580	562
3.10%, 1/9/23	500	490
3.45%, 5/15/24	520	510
6.75%, 3/15/32	150	186
6.15%, 8/7/37	150	179

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Electrical Equipment Manufacturing – 0.3% – continued
5.88%, 1/14/38	$800	$932
6.88%, 1/10/39	300	389
4.50%, 3/11/44	250	246

Honeywell International, Inc., 4.25%, 3/1/21	794	826
3.35%, 12/1/23	260	264
2.50%, 11/1/26	780	721
3.81%, 11/21/47	125	123

Rockwell Automation, Inc., 6.25%, 12/1/37	150	189

Roper Technologies, Inc., 3.00%, 12/15/20	125	125
		8,827

Entertainment Content – 0.2%

CBS Corp., 2.30%, 8/15/19	200	198
3.70%, 8/15/24	825	820
5.50%, 5/15/33	235	252

Scripps Networks Interactive, Inc., 2.75%, 11/15/19	200	199

Time Warner, Inc., 2.10%, 6/1/19	75	74
4.88%, 3/15/20	30	31
4.75%, 3/29/21	5	5
3.60%, 7/15/25	520	506
3.88%, 1/15/26	65	64
5.38%, 10/15/41	500	537

Viacom, Inc., 3.88%, 4/1/24	245	244
6.88%, 4/30/36	530	630
5.85%, 9/1/43	60	65

Walt Disney (The) Co., 1.85%, 5/30/19	40	40
3.75%, 6/1/21	510	522
2.55%, 2/15/22	295	291
4.13%, 12/1/41	105	110
3.70%, 12/1/42	130	126
3.00%, 7/30/46	250	214
		4,928

Exploration & Production – 0.4%

Anadarko Petroleum Corp., 3.45%, 7/15/24	515	500
7.95%, 6/15/39	45	61

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Exploration & Production – 0.4% – continued
6.20%, 3/15/40	$15	$18
4.50%, 7/15/44	500	480

Apache Corp., 3.25%, 4/15/22	180	178
6.00%, 1/15/37	360	408
5.10%, 9/1/40	250	256
5.25%, 2/1/42	260	271

ConocoPhillips, 5.90%, 10/15/32	85	101
6.50%, 2/1/39	185	243

ConocoPhillips Co., 2.40%, 12/15/22	1,275	1,227
4.95%, 3/15/26	1,560	1,703

Devon Energy Corp., 3.25%, 5/15/22	765	756

EOG Resources, Inc., 5.63%, 6/1/19	215	221
2.63%, 3/15/23	815	785

EQT Corp., 4.88%, 11/15/21	95	99
3.00%, 10/1/22	230	224

Hess Corp., 7.13%, 3/15/33	690	828

Kerr-McGee Corp., 7.88%, 9/15/31	70	92

Marathon Oil Corp., 2.80%, 11/1/22	260	251
3.85%, 6/1/25	1,300	1,285
6.80%, 3/15/32	175	209

Noble Energy, Inc., 5.63%, 5/1/21	114	116

Occidental Petroleum Corp., 3.50%, 6/15/25	810	812
3.00%, 2/15/27	120	115
4.40%, 4/15/46	275	287

Pioneer Natural Resources Co., 3.95%, 7/15/22	85	86
7.20%, 1/15/28	100	119
		11,731

Financial Services – 1.6%

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	79
5.30%, 3/15/20	95	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Financial Services – 1.6% – continued
4.00%, 10/15/23	$250	$259
3.70%, 10/15/24	500	505
2.88%, 9/15/26	435	411

Bank of New York Mellon (The) Corp., 2.20%, 5/15/19	65	65
5.45%, 5/15/19	75	77
2.15%, 2/24/20	855	844
2.05%, 5/3/21	500	485
3.55%, 9/23/21	1,455	1,478
2.20%, 8/16/23	285	268

BlackRock, Inc., 5.00%, 12/10/19	250	260
4.25%, 5/24/21	280	291
3.50%, 3/18/24	250	252
3.20%, 3/15/27	1,750	1,703

Charles Schwab (The) Corp., 4.45%, 7/22/20	250	259
2.65%, 1/25/23	175	171
3.00%, 3/10/25	335	325

CME Group, Inc., 5.30%, 9/15/43	125	153

Goldman Sachs Group (The), Inc., 2.55%, 10/23/19	400	398
2.30%, 12/13/19	130	129
5.38%, 3/15/20	1,295	1,350
2.60%, 4/23/20	250	248
2.75%, 9/15/20	75	74
2.63%, 4/25/21	1,025	1,004
5.25%, 7/27/21	2,540	2,690
5.75%, 1/24/22	360	389
3.63%, 1/22/23	1,500	1,505
4.00%, 3/3/24	55	56
3.75%, 5/22/25	2,505	2,480
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (5)	500	481
3.75%, 2/25/26	1,540	1,513
5.95%, 1/15/27	80	89
3.85%, 1/26/27	195	193
6.75%, 10/1/37	1,615	2,023
6.25%, 2/1/41	300	380
4.80%, 7/8/44	100	108
4.75%, 10/21/45	500	535

Intercontinental Exchange, Inc., 2.35%, 9/15/22	500	484

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Financial Services – 1.6% – continued

Jefferies Group LLC, 8.50%, 7/15/19	$50	$53
5.13%, 1/20/23	315	333

Legg Mason, Inc., 2.70%, 7/15/19	65	65
5.63%, 1/15/44	100	109

Morgan Stanley, 7.30%, 5/13/19	645	676
5.63%, 9/23/19	475	493
2.65%, 1/27/20	600	596
2.80%, 6/16/20	190	189
5.75%, 1/25/21	1,000	1,066
2.50%, 4/21/21	510	500
5.50%, 7/28/21	2,088	2,230
2.63%, 11/17/21	500	488
4.10%, 5/22/23	1,280	1,297
3.88%, 4/29/24	1,410	1,422
3.70%, 10/23/24	500	498
4.00%, 7/23/25	1,215	1,226
3.13%, 7/27/26	250	237
6.25%, 8/9/26	100	115
3.95%, 4/23/27	490	477
6.38%, 7/24/42	300	388
4.30%, 1/27/45	575	581
4.38%, 1/22/47	475	486

Nasdaq, Inc., 3.85%, 6/30/26	1,060	1,046

National Rural Utilities Cooperative Finance Corp., 2.30%, 11/15/19	500	497
2.00%, 1/27/20	50	49
3.05%, 2/15/22	35	35
2.85%, 1/27/25	1,000	964
8.00%, 3/1/32	50	71

State Street Corp., 2.55%, 8/18/20	1,000	994
(Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (5)	1,000	977
3.10%, 5/15/23	225	224
3.70%, 11/20/23	550	563
3.30%, 12/16/24	120	119
2.65%, 5/19/26	450	420

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Financial Services – 1.6% – continued

TD Ameritrade Holding Corp., 2.95%, 4/1/22	$80	$79
3.63%, 4/1/25	250	252
		43,928

Food & Beverage – 1.0%

Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/21	1,000	992
3.30%, 2/1/23	1,500	1,501
3.65%, 2/1/26	780	775
4.70%, 2/1/36	1,000	1,058
4.00%, 1/17/43	150	142
4.63%, 2/1/44	250	259
4.90%, 2/1/46	1,910	2,060

Anheuser-Busch InBev Worldwide, Inc., 5.38%, 1/15/20	450	471
2.50%, 7/15/22	60	58
4/15/38 (1)	1,250	1,275
8.20%, 1/15/39	750	1,121
3.75%, 7/15/42	65	60
4.44%, 10/6/48	304	306

Archer-Daniels-Midland Co., 4.48%, 3/1/21	34	35
2.50%, 8/11/26	305	281
4.02%, 4/16/43	56	55

Brown-Forman Corp., 3.75%, 1/15/43	50	48
4.50%, 7/15/45	200	217

Campbell Soup Co., 4.25%, 4/15/21	500	514
2.50%, 8/2/22	205	197
3.65%, 3/15/23	300	300
3.80%, 8/2/42	40	35

Coca-Cola (The) Co., 2.45%, 11/1/20	500	498
3.15%, 11/15/20	260	262
3.30%, 9/1/21	250	253
2.50%, 4/1/23	355	347
3.20%, 11/1/23	100	101
2.55%, 6/1/26	770	731

Coca-Cola European Partners US LLC, 3.25%, 8/19/21	500	500

Conagra Brands, Inc., 3.25%, 9/15/22	55	55

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Food & Beverage – 1.0% – continued
3.20%, 1/25/23	$118	$117
7.00%, 10/1/28	200	241

Constellation Brands, Inc., 2.65%, 11/7/22	625	604
3.50%, 5/9/27	500	481

Dr. Pepper Snapple Group, Inc., 2.00%, 1/15/20	90	88
3.13%, 12/15/23	85	83
2.55%, 9/15/26	95	85

General Mills, Inc., 2.20%, 10/21/19	300	296
3.15%, 12/15/21	500	496
2.60%, 10/12/22	140	135
3.65%, 2/15/24	75	76
5.40%, 6/15/40	70	78

Hershey (The) Co., 2.30%, 8/15/26	365	332

JM Smucker (The) Co., 3.50%, 3/15/25	500	493
4.38%, 3/15/45	250	251

Kellogg Co., 2.75%, 3/1/23	350	340
4.50%, 4/1/46	500	491

Kraft Heinz Foods Co., 2.80%, 7/2/20	370	367
3.50%, 6/6/22	880	879
3.95%, 7/15/25	140	139
3.00%, 6/1/26	130	120
5.00%, 7/15/35	500	518
5.00%, 6/4/42	205	205
5.20%, 7/15/45	670	681
4.38%, 6/1/46	125	115

McCormick & Co., Inc., 2.70%, 8/15/22	160	156

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	258
3.00%, 11/15/20	250	249
5.90%, 11/1/39	451	547

Molson Coors Brewing Co., 2.10%, 7/15/21	245	235
5.00%, 5/1/42	575	613

PepsiCo, Inc., 4.50%, 1/15/20	255	263

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Food & Beverage – 1.0% – continued
2.15%, 10/14/20	$285	$281
3.00%, 8/25/21	770	774
1.70%, 10/6/21	45	43
2.75%, 3/5/22	385	382
2.75%, 4/30/25	500	481
3.50%, 7/17/25	100	101
2.85%, 2/24/26	115	110
2.38%, 10/6/26	245	226
3.00%, 10/15/27	95	91
4.88%, 11/1/40	265	305
4.00%, 3/5/42	50	50
3.60%, 8/13/42	50	48
4.25%, 10/22/44	320	331
4.60%, 7/17/45	130	141

Tyson Foods, Inc., 2.65%, 8/15/19	290	288
4.50%, 6/15/22	300	311
4.88%, 8/15/34	100	106
		28,608

Forest & Paper Products Manufacturing – 0.1%

Georgia-Pacific LLC, 8.00%, 1/15/24	500	620
7.75%, 11/15/29	500	682
		1,302

Hardware – 0.3%

Corning, Inc., 4.25%, 8/15/20	250	257
5.75%, 8/15/40	170	203

Dell International LLC/EMC Corp., 4.42%, 6/15/21 (4)	1,215	1,246
5.45%, 6/15/23 (4)	450	477
8.10%, 7/15/36 (4)	500	608
8.35%, 7/15/46 (4)	440	559

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	830	859
4.90%, 10/15/25	1,445	1,500
6.35%, 10/15/45	200	214

HP, Inc., 4.05%, 9/15/22	25	26
6.00%, 9/15/41	275	293

NetApp, Inc., 3.25%, 12/15/22	150	147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Hardware – 0.3% – continued

Xerox Corp., 5.63%, 12/15/19	$120	$125
2.80%, 5/15/20	290	287
3.80%, 5/15/24	130	127
6.75%, 12/15/39	60	64
		6,992

Health Care Facilities & Services – 0.5%

AHS Hospital Corp., 5.02%, 7/1/45	100	115

AmerisourceBergen Corp., 3.25%, 3/1/25	135	130
4.25%, 3/1/45	60	56
4.30%, 12/15/47	500	472

Cardinal Health, Inc., 4.63%, 12/15/20	697	721
3.20%, 6/15/22	150	148
3.75%, 9/15/25	250	248
4.60%, 3/15/43	35	34
4.50%, 11/15/44	175	171

CVS Health Corp., 2.25%, 8/12/19	95	94
4.13%, 5/15/21	100	102
2.75%, 12/1/22	850	818
3.70%, 3/9/23	455	457
3.38%, 8/12/24	250	242
3.88%, 7/20/25	2,138	2,119
4.30%, 3/25/28	435	437
5.30%, 12/5/43	750	811
5.13%, 7/20/45	330	350
5.05%, 3/25/48	1,555	1,636

Dignity Health, 5.27%, 11/1/64	200	209

Express Scripts Holding Co., 4.75%, 11/15/21	500	521
4.50%, 2/25/26	1,130	1,151
6.13%, 11/15/41	21	25
4.80%, 7/15/46	250	254

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	1,175	1,166
4.70%, 2/1/45	300	302

McKesson Corp., 2.70%, 12/15/22	120	116
3.80%, 3/15/24	160	160

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Health Care Facilities & Services – 0.5% – continued

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	$100	$103

Merck Sharp & Dohme Corp., 5.00%, 6/30/19	725	746

NYU Hospitals Center, 4.37%, 7/1/47	500	522

Quest Diagnostics, Inc., 4.75%, 1/30/20	340	351
2.50%, 3/30/20	130	129
3.45%, 6/1/26	115	112
5.75%, 1/30/40	28	32
		15,060

Home & Office Products Manufacturing – 0.1%

Leggett & Platt, Inc., 3.50%, 11/15/27	818	787

Newell Brands, Inc., 2.88%, 12/1/19	125	124
3.15%, 4/1/21	500	495
3.85%, 4/1/23	1,000	998
4.20%, 4/1/26	100	99
5.50%, 4/1/46	250	265
		2,768

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	268
2.90%, 11/1/22	65	64

Whirlpool Corp., 4.85%, 6/15/21	100	105
4.70%, 6/1/22	100	105
3.70%, 3/1/23	100	101
4.50%, 6/1/46	90	90
		733

Homebuilders – 0.0%

DR Horton, Inc., 2.55%, 12/1/20	115	113

Industrial Other – 0.1%

Fluor Corp., 3.50%, 12/15/24	1,425	1,437

Integrated Oils – 0.2%

Chevron Corp., 1.56%, 5/16/19	435	431

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Integrated Oils – 0.2% – continued
2.19%, 11/15/19	$260	$258
2.42%, 11/17/20	1,000	993
2.10%, 5/16/21	560	547
2.50%, 3/3/22	545	536
2.36%, 12/5/22	445	432
2.57%, 5/16/23	510	496
3.19%, 6/24/23	210	210
3.33%, 11/17/25	225	225
2.95%, 5/16/26	190	183

Exxon Mobil Corp., 1.91%, 3/6/20	150	148
2.73%, 3/1/23	1,025	1,012
3.57%, 3/6/45	590	567
4.11%, 3/1/46	350	368
		6,406

Internet Media – 0.0%

Alphabet, Inc., 3.63%, 5/19/21	250	258

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	35
6.35%, 3/15/40	250	288
		323

Life Insurance – 0.3%

Aflac, Inc., 6.45%, 8/15/40	15	19

Lincoln National Corp., 4.85%, 6/24/21	100	105
3.63%, 12/12/26	265	259
6.15%, 4/7/36	10	12
6.30%, 10/9/37	100	121

MetLife, Inc., 3.05%, 12/15/22	525	520
3.60%, 4/10/24	590	591
6.38%, 6/15/34	485	613
5.70%, 6/15/35	215	256
6.40%, 12/15/36	150	165
4.05%, 3/1/45	635	607

Primerica, Inc., 4.75%, 7/15/22	100	105

Principal Financial Group, Inc., 4.63%, 9/15/42	40	41

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Life Insurance – 0.3% – continued

Protective Life Corp., 7.38%, 10/15/19	$300	$319
8.45%, 10/15/39	425	626

Prudential Financial, Inc., 2.35%, 8/15/19	200	199
5.38%, 6/21/20	175	184
4.50%, 11/15/20	270	280
3.50%, 5/15/24	85	85
5.70%, 12/14/36	200	242
(Variable, ICE LIBOR USD 3M + 5.00%), 8.88%, 6/15/38 (5)	450	454
(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (5)	275	280
3.91%, 12/7/47 (4)	344	326
3.94%, 12/7/49 (4)	335	314

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	577

Torchmark Corp., 3.80%, 9/15/22	420	427

Voya Financial, Inc., 4.80%, 6/15/46	1,000	1,027
		8,754

Machinery Manufacturing – 0.5%

Caterpillar Financial Services Corp., 3.75%, 11/24/23	1,000	1,027

Caterpillar, Inc., 3.90%, 5/27/21	500	514
3.40%, 5/15/24	1,000	1,003
5.20%, 5/27/41	450	545
3.80%, 8/15/42	1,002	1,002
4.30%, 5/15/44	150	163

Deere & Co., 2.60%, 6/8/22	125	122
5.38%, 10/16/29	250	293
8.10%, 5/15/30	100	140

Dover Corp., 4.30%, 3/1/21	310	321

Eaton Corp., 2.75%, 11/2/22	1,500	1,465
3.10%, 9/15/27	250	235

IDEX Corp., 4.20%, 12/15/21	200	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Machinery Manufacturing – 0.5% – continued

Illinois Tool Works, Inc., 3.38%, 9/15/21	$250	$253
3.50%, 3/1/24	250	255
3.90%, 9/1/42	200	204

Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	1,500	1,565
5.75%, 6/15/43	150	181

John Deere Capital Corp., 1.70%, 1/15/20	150	147
2.05%, 3/10/20	1,250	1,233
2.45%, 9/11/20	100	99
3.15%, 10/15/21	250	251
2.80%, 1/27/23	150	148
2.80%, 3/6/23	500	490
3.05%, 1/6/28	250	240

Kennametal, Inc., 2.65%, 11/1/19	100	99

Parker-Hannifin Corp., 3.30%, 11/21/24	215	214
4.20%, 11/21/34	200	209
4.45%, 11/21/44	500	535
		13,153

Managed Care – 0.3%

Aetna, Inc., 4.13%, 6/1/21	250	256
2.75%, 11/15/22	400	385
6.63%, 6/15/36	40	51
6.75%, 12/15/37	150	194
4.50%, 5/15/42	100	100

Anthem, Inc., 3.50%, 8/15/24	545	534
3.35%, 12/1/24	750	728
4.63%, 5/15/42	525	532

Cigna Corp., 3.25%, 4/15/25	330	315

Humana, Inc., 2.63%, 10/1/19	100	99
3.85%, 10/1/24	85	85
8.15%, 6/15/38	280	397

UnitedHealth Group, Inc., 4.70%, 2/15/21	300	314
3.35%, 7/15/22	1,255	1,261
2.38%, 10/15/22	40	38

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Managed Care – 0.3% – continued
2.88%, 3/15/23	$240	$236
3.75%, 7/15/25	430	436
5.80%, 3/15/36	250	306
6.63%, 11/15/37	640	856
6.88%, 2/15/38	170	234
		7,357

Mass Merchants – 0.2%

Target Corp., 2.30%, 6/26/19	1,000	998
3.88%, 7/15/20	195	200
2.90%, 1/15/22	515	515
3.63%, 4/15/46	500	454
3.90%, 11/15/47	225	215

Walmart, Inc., 3.63%, 7/8/20	200	204
2.35%, 12/15/22	500	487
3.30%, 4/22/24	625	628
4.00%, 4/11/43	415	431
3.63%, 12/15/47	845	827
		4,959

Medical Equipment & Devices Manufacturing – 0.6%

Abbott Laboratories, 3.25%, 4/15/23	140	139
2.95%, 3/15/25	1,000	958
3.75%, 11/30/26	1,000	995
4.75%, 11/30/36	555	599
4.75%, 4/15/43	150	157

Agilent Technologies, Inc., 3.20%, 10/1/22	225	223
3.88%, 7/15/23	250	254

Baxter International, Inc., 1.70%, 8/15/21	60	57
3.50%, 8/15/46	350	307

Becton Dickinson and Co., 2.68%, 12/15/19	374	372
3.25%, 11/12/20	430	429
3.13%, 11/8/21	150	148
3.30%, 3/1/23	130	128
4.69%, 12/15/44	305	307

Boston Scientific Corp., 2.85%, 5/15/20	130	129
3.85%, 5/15/25	250	251
7.38%, 1/15/40	100	135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Medical Equipment & Devices Manufacturing – 0.6% – continued

Life Technologies Corp., 6.00%, 3/1/20	$500	$525

Medtronic, Inc., 2.50%, 3/15/20	1,000	994
4.13%, 3/15/21	500	515
3.13%, 3/15/22	150	150
3.50%, 3/15/25	750	750
4.38%, 3/15/35	1,275	1,353
6.50%, 3/15/39	100	132
5.55%, 3/15/40	200	238
4.50%, 3/15/42	100	107
4.63%, 3/15/44	100	108
4.63%, 3/15/45	500	547

Stryker Corp., 2.63%, 3/15/21	500	495
3.38%, 11/1/25	250	247
4.10%, 4/1/43	50	49
4.38%, 5/15/44	200	203
4.63%, 3/15/46	750	801

Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,250	1,261
3.30%, 2/15/22	320	319
4.15%, 2/1/24	100	103
2.95%, 9/19/26	155	145

Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120	119
3.38%, 11/30/21	250	249
3.15%, 4/1/22	500	493
3.55%, 4/1/25	120	116
		15,607

Metals & Mining – 0.1%

Barrick North America Finance LLC, 4.40%, 5/30/21	79	82

Newmont Mining Corp., 5.88%, 4/1/35	100	119
4.88%, 3/15/42	150	157

Nucor Corp., 4.00%, 8/1/23	250	259
6.40%, 12/1/37	150	195
5.20%, 8/1/43	125	144

Southern Copper Corp., 3.88%, 4/23/25	100	100
7.50%, 7/27/35	300	388

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Metals & Mining – 0.1% – continued
6.75%, 4/16/40	$90	$111
5.88%, 4/23/45	500	565
		2,120

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC, 3.20%, 8/15/21	1,075	1,078
5.13%, 9/15/40	40	44

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	170	161

Halliburton Co., 3.50%, 8/1/23	715	716
4.85%, 11/15/35	25	27
7.45%, 9/15/39	840	1,165
5.00%, 11/15/45	50	54
		3,245

Pharmaceuticals – 0.6%

AbbVie, Inc., 2.50%, 5/14/20	440	434
2.30%, 5/14/21	800	780
2.90%, 11/6/22	1,000	977
3.60%, 5/14/25	225	222
3.20%, 5/14/26	250	238
4.40%, 11/6/42	415	409
4.70%, 5/14/45	840	866

Actavis, Inc., 3.25%, 10/1/22	1,000	979

Bristol-Myers Squibb Co., 2.00%, 8/1/22	600	577

GlaxoSmithKline Capital, Inc., 5.38%, 4/15/34	150	173
6.38%, 5/15/38	530	697
4.20%, 3/18/43	20	21

Johnson & Johnson, 1.88%, 12/5/19	300	297
1.65%, 3/1/21	185	180
3.55%, 5/15/21	250	257
2.45%, 3/1/26	500	471
4.38%, 12/5/33	250	273
5.95%, 8/15/37	100	130
4.85%, 5/15/41	400	471

Merck & Co., Inc., 2.35%, 2/10/22	1,000	980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Pharmaceuticals – 0.6% – continued
2.80%, 5/18/23	$300	$296
2.75%, 2/10/25	500	482
3.60%, 9/15/42	25	24
4.15%, 5/18/43	60	63

Mylan, Inc., 5.40%, 11/29/43	85	88

Novartis Capital Corp., 4.40%, 4/24/20	185	191
2.40%, 5/17/22	170	166
2.40%, 9/21/22	40	39
3.40%, 5/6/24	250	252
4.40%, 5/6/44	250	274

Pfizer, Inc., 1.95%, 6/3/21	500	489
2.20%, 12/15/21	90	89
3.40%, 5/15/24	150	151
7.20%, 3/15/39	700	1,009
4.40%, 5/15/44	500	538
4.13%, 12/15/46	750	771

Pharmacia LLC, 6.60%, 12/1/28	125	157

Wyeth LLC, 5.95%, 4/1/37	725	925

Zoetis, Inc., 3.25%, 2/1/23	500	495
4.70%, 2/1/43	40	43
		15,974

Pipeline – 0.7%

Buckeye Partners L.P., 4.88%, 2/1/21	50	51
4.35%, 10/15/24	35	35
5.60%, 10/15/44	500	498

El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	360	420

Enable Midstream Partners L.P., 2.40%, 5/15/19	250	247
3.90%, 5/15/24	200	195

Enbridge Energy Partners L.P., 5.20%, 3/15/20	210	217
4.20%, 9/15/21	65	66
7.50%, 4/15/38	50	63

Energy Transfer Partners L.P., 4.05%, 3/15/25	25	25

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Pipeline – 0.7% – continued
4.75%, 1/15/26	$135	$137
4.20%, 4/15/27	830	801
6.63%, 10/15/36	900	996
7.50%, 7/1/38	310	375

Enterprise Products Operating LLC, 2.55%, 10/15/19	100	99
5.25%, 1/31/20	1,000	1,038
3.35%, 3/15/23	110	110
3.90%, 2/15/24	1,495	1,514
3.75%, 2/15/25	255	256
3.70%, 2/15/26	105	104
3.95%, 2/15/27	500	503
6.88%, 3/1/33	50	63
7.55%, 4/15/38	485	655
6.45%, 9/1/40	30	38
5.95%, 2/1/41	40	47

Kinder Morgan Energy Partners L.P., 6.85%, 2/15/20	70	74
6.50%, 4/1/20	165	175
4.30%, 5/1/24	170	171
7.40%, 3/15/31	380	460
7.30%, 8/15/33	125	151
6.55%, 9/15/40	205	235
6.38%, 3/1/41	145	162
5.63%, 9/1/41	310	321
5.40%, 9/1/44	250	253

Kinder Morgan, Inc., 6.50%, 9/15/20	255	273
7.75%, 1/15/32	50	64

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	204
5.00%, 3/1/26	500	537
5.15%, 10/15/43	20	22

MPLX L.P., 3.38%, 3/15/23	250	247

ONEOK Partners L.P., 3.38%, 10/1/22	30	30
5.00%, 9/15/23	40	42
4.90%, 3/15/25	40	42
6.65%, 10/1/36	80	96
6.20%, 9/15/43	20	23

Phillips 66 Partners L.P., 3.61%, 2/15/25	76	74

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Pipeline – 0.7% – continued
3.55%, 10/1/26	$470	$447

Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/25	525	528
4.50%, 12/15/26	795	789
6.65%, 1/15/37	80	89
5.15%, 6/1/42	130	123

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	500	538
5.88%, 6/30/26	895	978

Southern Union Co., 8.25%, 11/15/29	25	31

Spectra Energy Partners L.P., 3.38%, 10/15/26	200	189
5.95%, 9/25/43	300	344

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	200	199
5.95%, 12/1/25	175	189
5.30%, 4/1/44	100	93

Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	505	593
7.00%, 10/15/28	630	752
8.38%, 6/15/32	215	273
7.63%, 4/1/37	5	6

Williams Partners L.P., 6.30%, 4/15/40	995	1,140
5.80%, 11/15/43	200	220
		19,730

Power Generation – 0.1%

Consumers Energy Co., 2.85%, 5/15/22	545	539

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	232
4.25%, 6/15/22	250	258
6.25%, 10/1/39	120	131

System Energy Resources, Inc., 4.10%, 4/1/23	160	163
		1,323

Property & Casualty Insurance – 0.4%

Alleghany Corp., 4.95%, 6/27/22	55	58

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Property & Casualty Insurance – 0.4% – continued

Allstate (The) Corp., 5.55%, 5/9/35	$50	$59
(Variable, ICE LIBOR USD 3M + 1.94%), 3.77%, 5/15/37 (3)	100	99
5.20%, 1/15/42	225	251
(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (5)	225	261

American International Group, Inc., 3.75%, 7/10/25	895	881
3.90%, 4/1/26	950	940
4.50%, 7/16/44	30	30
4.80%, 7/10/45	15	15
4.38%, 1/15/55	105	97

Aon Corp., 5.00%, 9/30/20	200	209

Berkshire Hathaway Finance Corp., 5.75%, 1/15/40	255	319
4.40%, 5/15/42	100	106
4.30%, 5/15/43	440	465

Berkshire Hathaway, Inc., 2.10%, 8/14/19	250	249
2.75%, 3/15/23	75	74
3.13%, 3/15/26	1,400	1,365

Chubb (The) Corp., 6.00%, 5/11/37	50	64
6.50%, 5/15/38	85	115

Chubb INA Holdings, Inc., 5.90%, 6/15/19	355	368
2.70%, 3/13/23	300	292
3.35%, 5/3/26	1,000	984
6.70%, 5/15/36	50	67
4.15%, 3/13/43	100	103

Hartford Financial Services Group (The), Inc., 5.50%, 3/30/20	250	261
5.13%, 4/15/22	145	154
5.95%, 10/15/36	285	344

Loews Corp., 2.63%, 5/15/23	250	241
4.13%, 5/15/43	75	74

Marsh & McLennan Cos., Inc., 2.35%, 3/6/20	190	188
3.50%, 6/3/24	75	75
3.50%, 3/10/25	385	382

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Property & Casualty Insurance – 0.4% – continued
3.75%, 3/14/26	$75	$75

Progressive (The) Corp., 3.75%, 8/23/21	330	338

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	97

Travelers (The) Cos., Inc., 6.25%, 6/15/37	375	483
5.35%, 11/1/40	25	30
4.60%, 8/1/43	75	81
		10,294

Publishing & Broadcasting – 0.2%

21st Century Fox America, Inc., 3.70%, 9/15/24	915	922
6.40%, 12/15/35	40	50
8.15%, 10/17/36	15	22
6.15%, 3/1/37	70	87
6.65%, 11/15/37	550	717
7.85%, 3/1/39	100	145
6.90%, 8/15/39	310	417
4.95%, 10/15/45	500	551

Discovery Communications LLC, 5.63%, 8/15/19	92	95
3.30%, 5/15/22	340	337
2.95%, 3/20/23	110	106
3.25%, 4/1/23	300	293
3.80%, 3/13/24	1,405	1,388
6.35%, 6/1/40	195	221

NBCUniversal Media LLC, 2.88%, 1/15/23	125	123
4.45%, 1/15/43	550	557
		6,031

Railroad – 0.3%

Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	355	363
3.40%, 9/1/24	605	607
6.20%, 8/15/36	455	581
5.75%, 5/1/40	225	277
4.40%, 3/15/42	280	295

CSX Corp., 4.25%, 6/1/21	100	103
3.70%, 11/1/23	50	51
3.40%, 8/1/24	500	499
2.60%, 11/1/26	270	246

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Railroad – 0.3% – continued
6.00%, 10/1/36	$100	$122
6.15%, 5/1/37	190	236
6.22%, 4/30/40	365	456
5.50%, 4/15/41	50	58

Norfolk Southern Corp., 5.90%, 6/15/19	320	331
3.25%, 12/1/21	250	251
2.90%, 2/15/23	450	442
3.95%, 10/1/42	20	19
3.94%, 11/1/47 (4)	799	769

Union Pacific Corp., 4.16%, 7/15/22	437	456
2.95%, 1/15/23	35	35
2.75%, 4/15/23	65	64
3.65%, 2/15/24	524	535
2.75%, 3/1/26	300	286
4.75%, 9/15/41	100	110
4.30%, 6/15/42	200	207
		7,399

Real Estate – 0.4%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	104

American Campus Communities Operating Partnership L.P., 4.13%, 7/1/24	100	100

American Tower Corp., 3.50%, 1/31/23	210	209
5.00%, 2/15/24	250	264
4.00%, 6/1/25	115	114
3.38%, 10/15/26	60	56

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	159
3.63%, 10/1/20	75	76
2.95%, 9/15/22	50	49

Boston Properties L.P., 5.88%, 10/15/19	500	519
3.85%, 2/1/23	60	61
3.13%, 9/1/23	135	133
3.65%, 2/1/26	90	88

Camden Property Trust, 2.95%, 12/15/22	150	148

Corporate Office Properties L.P., 3.60%, 5/15/23	90	88

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Real Estate – 0.4% – continued
5.25%, 2/15/24	$100	$105

Digital Realty Trust L.P., 5.25%, 3/15/21	150	158
3.63%, 10/1/22	250	250

Duke Realty L.P., 4.38%, 6/15/22	100	104

EPR Properties, 5.75%, 8/15/22	100	107

Equity Commonwealth, 5.88%, 9/15/20	100	104

ERP Operating L.P., 4.75%, 7/15/20	335	347
4.63%, 12/15/21	111	116
4.50%, 6/1/45	55	57

Essex Portfolio L.P., 3.25%, 5/1/23	50	49
3.88%, 5/1/24	200	201

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 3.15%, 8/1/22	100	99
4.25%, 11/15/23	90	92
3.88%, 8/15/24	860	853
3.40%, 2/1/25	200	194

Highwoods Realty L.P., 3.63%, 1/15/23	100	99

Hospitality Properties Trust, 4.50%, 3/15/25	365	369

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	212

Kilroy Realty L.P., 4.38%, 10/1/25	200	203

Kimco Realty Corp., 3.20%, 5/1/21	240	240

Lexington Realty Trust, 4.40%, 6/15/24	200	199

Liberty Property L.P., 4.13%, 6/15/22	250	257
4.40%, 2/15/24	80	83

Mid-America Apartments L.P., 3.75%, 6/15/24	100	99

National Retail Properties, Inc., 3.80%, 10/15/22	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Real Estate – 0.4% – continued
3.30%, 4/15/23	$100	$99

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	102

Realty Income Corp., 3.25%, 10/15/22	265	263
4.65%, 8/1/23	185	194

Regency Centers Corp., 3.75%, 11/15/22	100	101

Select Income REIT, 4.50%, 2/1/25	150	148

Senior Housing Properties Trust, 3.25%, 5/1/19	75	75
4.75%, 5/1/24	125	126

Simon Property Group L.P., 2.75%, 2/1/23	100	98
3.38%, 10/1/24	90	89
3.38%, 12/1/27	865	830

UDR, Inc., 4.63%, 1/10/22	165	171

Ventas Realty L.P., 3.75%, 5/1/24	210	210
5.70%, 9/30/43	100	116

Ventas Realty L.P./Ventas Capital Corp., 4.25%, 3/1/22	185	190
3.25%, 8/15/22	320	317

Vornado Realty L.P., 5.00%, 1/15/22	160	168

Washington Real Estate Investment Trust, 4.95%, 10/1/20	215	222

Welltower, Inc., 4.13%, 4/1/19	75	76
5.13%, 3/15/43	150	161

Weyerhaeuser Co., 4.63%, 9/15/23	185	195
6.88%, 12/15/33	740	947
		11,788

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 3.63%, 9/15/24	305	303
6.50%, 3/1/41	466	569

Phillips 66, 4.65%, 11/15/34	395	414

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Refining & Marketing – 0.1% – continued
5.88%, 5/1/42	$305	$367

Valero Energy Corp., 7.50%, 4/15/32	765	1,002
		2,655

Restaurants – 0.2%

McDonald’s Corp., 2.20%, 5/26/20	1,890	1,866
3.63%, 5/20/21	200	204
6.30%, 10/15/37	505	648
3.70%, 2/15/42	100	92
4.88%, 12/9/45	542	590
4.45%, 3/1/47	350	361

Starbucks Corp., 2.10%, 2/4/21	540	529
3.85%, 10/1/23	200	207
4.30%, 6/15/45	200	209
		4,706

Retail – Consumer Discretionary – 0.5%

Amazon.com, Inc., 2.60%, 12/5/19	530	530
2.50%, 11/29/22	150	146
3.80%, 12/5/24	1,000	1,025
5.20%, 12/3/25	500	557
4.80%, 12/5/34	1,050	1,163
4.95%, 12/5/44	155	175
4.05%, 8/22/47 (4)	105	105
4.25%, 8/22/57 (4)	500	499

AutoZone, Inc., 4.00%, 11/15/20	250	256
2.50%, 4/15/21	95	93
3.70%, 4/15/22	55	56
3.13%, 7/15/23	135	133
3.75%, 6/1/27	250	245

eBay, Inc., 2.20%, 8/1/19	100	99
2.60%, 7/15/22	500	484
2.75%, 1/30/23	110	106
3.60%, 6/5/27	500	482
4.00%, 7/15/42	235	209

Home Depot (The), Inc., 4.40%, 4/1/21	250	260
2.63%, 6/1/22	475	468
2.70%, 4/1/23	125	122

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Retail – Consumer Discretionary – 0.5% – continued
3.00%, 4/1/26	$170	$165
2.13%, 9/15/26	275	249
5.88%, 12/16/36	350	450
5.40%, 9/15/40	500	608
5.95%, 4/1/41	405	518
4.88%, 2/15/44	405	464

Lowe’s Cos., Inc., 4.63%, 4/15/20	100	103
3.80%, 11/15/21	500	513
3.12%, 4/15/22	500	503
3.88%, 9/15/23	400	414
3.13%, 9/15/24	150	148
4.65%, 4/15/42	50	54
3.70%, 4/15/46	250	232

QVC, Inc., 4.45%, 2/15/25	415	409
5.45%, 8/15/34	450	434

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	149
2.50%, 5/15/23	705	682
2.25%, 9/15/26	1,000	903
		14,211

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	310	329
3.25%, 8/15/26	715	672

Sysco Corp., 2.60%, 10/1/20	1,080	1,071
2.60%, 6/12/22	95	93
3.30%, 7/15/26	120	116
		2,281

Semiconductors – 0.3%

Altera Corp., 4.10%, 11/15/23	1,340	1,396

Applied Materials, Inc., 3.90%, 10/1/25	500	513
5.85%, 6/15/41	100	126

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/22	160	157
3.63%, 1/15/24	740	728

Intel Corp., 2.70%, 12/15/22	80	79

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Semiconductors – 0.3% – continued
3.70%, 7/29/25	$815	$833
4.00%, 12/15/32	150	156
3.73%, 12/8/47 (4)	1,053	1,026

KLA-Tencor Corp., 4.65%, 11/1/24	300	313

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	50

QUALCOMM, Inc., 2.90%, 5/20/24	110	105
3.45%, 5/20/25	485	474
3.25%, 5/20/27	615	583
4.65%, 5/20/35	300	311
4.80%, 5/20/45	285	297
4.30%, 5/20/47	175	170
		7,317

Software & Services – 0.8%

Adobe Systems, Inc., 3.25%, 2/1/25	250	249

Autodesk, Inc., 3.60%, 12/15/22	500	501

CA, Inc., 4.50%, 8/15/23	250	260

Citrix Systems, Inc., 4.50%, 12/1/27	200	199

DXC Technology Co., 4.45%, 9/18/22	200	207

Equifax, Inc., 3.30%, 12/15/22	365	362

International Business Machines Corp., 2.25%, 2/19/21	1,000	984
2.88%, 11/9/22	235	232
3.63%, 2/12/24	785	798
7.00%, 10/30/25	385	472
3.45%, 2/19/26	490	487
6.50%, 1/15/28	100	123
4.00%, 6/20/42	320	325

Microsoft Corp., 4.20%, 6/1/19	250	256
2.00%, 11/3/20	330	325
1.55%, 8/8/21	5	5
2.65%, 11/3/22	730	721
2.00%, 8/8/23	765	725
3.63%, 12/15/23	335	344

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Software & Services – 0.8% – continued
2.88%, 2/6/24	$300	$295
3.13%, 11/3/25	100	99
2.40%, 8/8/26	1,955	1,819
3.30%, 2/6/27	375	372
4.20%, 11/3/35	40	43
4.50%, 10/1/40	890	987
3.50%, 11/15/42	150	144
4.88%, 12/15/43	365	421
3.75%, 2/12/45	145	144
4.45%, 11/3/45	360	399
3.70%, 8/8/46	950	937
4.00%, 2/12/55	350	355
3.95%, 8/8/56	335	333

Moody’s Corp., 4.88%, 2/15/24	250	265

Oracle Corp., 5.00%, 7/8/19	15	15
2.25%, 10/8/19	30	30
1.90%, 9/15/21	50	48
2.50%, 5/15/22	280	275
2.40%, 9/15/23	1,940	1,858
2.95%, 11/15/24	885	861
2.95%, 5/15/25	1,000	968
2.65%, 7/15/26	1,510	1,412
3.25%, 11/15/27	1,965	1,917
4.30%, 7/8/34	10	11
6.13%, 7/8/39	190	245
5.38%, 7/15/40	590	705
4.00%, 7/15/46	500	493
4.38%, 5/15/55	25	26

S&P Global, Inc., 6.55%, 11/15/37	100	132
		23,184

Supermarkets & Pharmacies – 0.1%

Kroger (The) Co., 6.15%, 1/15/20	25	26
2.95%, 11/1/21	660	654
3.40%, 4/15/22	400	398
2.65%, 10/15/26	1,135	1,025
7.50%, 4/1/31	200	254
6.90%, 4/15/38	100	124

Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Supermarkets & Pharmacies – 0.1% – continued
3.45%, 6/1/26	$375	$354
4.50%, 11/18/34	50	49
4.65%, 6/1/46	635	616
		3,600

Tobacco – 0.4%

Altria Group, Inc., 9.25%, 8/6/19	56	61
4.75%, 5/5/21	725	758
2.85%, 8/9/22	100	98
2.95%, 5/2/23	100	98
2.63%, 9/16/26	95	88
4.25%, 8/9/42	135	132
4.50%, 5/2/43	250	253
5.38%, 1/31/44	370	425
3.88%, 9/16/46	440	411

BAT Capital Corp., 2.76%, 8/15/22 (4)	1,000	967
3.56%, 8/15/27 (4)	480	460
4.54%, 8/15/47 (4)	435	430

Philip Morris International, Inc., 4.50%, 3/26/20	250	257
4.13%, 5/17/21	250	258
2.90%, 11/15/21	300	297
2.50%, 11/2/22	250	241
2.63%, 3/6/23	100	97
3.38%, 8/11/25	250	246
6.38%, 5/16/38	280	361
3.88%, 8/21/42	150	142
4.13%, 3/4/43	100	98
4.88%, 11/15/43	100	109
4.25%, 11/10/44	350	351

Reynolds American, Inc., 3.25%, 6/12/20	861	861
4.45%, 6/12/25	1,000	1,029
7.25%, 6/15/37	500	657
6.15%, 9/15/43	65	78
5.85%, 8/15/45	310	363
		9,626

Transportation & Logistics – 0.1%

Cummins, Inc., 4.88%, 10/1/43	90	102

FedEx Corp., 2.30%, 2/1/20	250	247

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Transportation & Logistics – 0.1% – continued
2.70%, 4/15/23	$685	$669
4.00%, 1/15/24	100	103
3.90%, 2/1/35	100	97
3.88%, 8/1/42	50	47
4.10%, 4/15/43	50	48

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	95	96

PACCAR Financial Corp., 2.20%, 9/15/19	100	99
2.25%, 2/25/21	250	245

Ryder System, Inc., 2.55%, 6/1/19	135	135
2.65%, 3/2/20	900	893

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	55

United Parcel Service, Inc., 2.35%, 5/16/22	165	161
6.20%, 1/15/38	160	207
3.63%, 10/1/42	105	99
3.40%, 11/15/46	290	261
		3,564

Travel & Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	1,430	1,417

Marriott International, Inc., 3.38%, 10/15/20	125	126
3.13%, 10/15/21	750	743
3.25%, 9/15/22	50	50
3.13%, 2/15/23	150	148
3.13%, 6/15/26	130	123

Wyndham Worldwide Corp., 4.25%, 3/1/22	100	100
4.50%, 4/1/27	70	69
		2,776

Utilities – 2.0%

Alabama Power Co., 6.13%, 5/15/38	50	64
5.50%, 3/15/41	150	180
4.10%, 1/15/42	730	738
3.85%, 12/1/42	60	60

Ameren Illinois Co., 2.70%, 9/1/22	500	490
3.25%, 3/1/25	500	496

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued

American Water Capital Corp., 3.40%, 3/1/25	$35	$35
2.95%, 9/1/27	1,000	949
6.59%, 10/15/37	125	168
4.30%, 12/1/42	75	81

Appalachian Power Co., 4.60%, 3/30/21	250	261
7.00%, 4/1/38	75	103

Arizona Public Service Co., 4.50%, 4/1/42	230	249
4.70%, 1/15/44	100	109

Atmos Energy Corp., 4.15%, 1/15/43	250	262
4.13%, 10/15/44	75	78

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	279
2.40%, 8/15/26	130	119

Berkshire Hathaway Energy Co., 2.40%, 2/1/20	150	149
6.13%, 4/1/36	585	746
3.80%, 7/15/48 (4)	500	477

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	101
2.40%, 9/1/26	50	46
3.00%, 2/1/27	150	144
4.50%, 4/1/44	50	55

CenterPoint Energy Resources Corp., 6.63%, 11/1/37	50	64
5.85%, 1/15/41	50	62
4.10%, 9/1/47	975	952

CMS Energy Corp., 6.25%, 2/1/20	200	211
3.00%, 5/15/26	40	38

Commonwealth Edison Co., 6.45%, 1/15/38	200	264
3.80%, 10/1/42	90	89
4.60%, 8/15/43	100	109

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	407

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	259
3.30%, 12/1/24	185	185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued
5.30%, 3/1/35	$150	$174
5.85%, 3/15/36	100	123
6.20%, 6/15/36	200	257
6.75%, 4/1/38	100	137
5.50%, 12/1/39	85	102
5.70%, 6/15/40	450	556
4.45%, 3/15/44	100	106

Consolidated Edison, Inc., 2.00%, 5/15/21	85	82

Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19	280	277

Dominion Energy, Inc., 2.50%, 12/1/19	90	89
5.25%, 8/1/33	250	284
5.95%, 6/15/35	750	887
7.00%, 6/15/38	20	26
4.90%, 8/1/41	35	38
4.05%, 9/15/42	100	96

DTE Electric Co., 2.65%, 6/15/22	160	157
6.63%, 6/1/36	200	264
5.70%, 10/1/37	50	62
3.95%, 6/15/42	100	97

DTE Energy Co., 6.38%, 4/15/33	50	62

Duke Energy Carolinas LLC, 3.90%, 6/15/21	50	51
6.45%, 10/15/32	106	135
6.10%, 6/1/37	150	192
6.00%, 1/15/38	35	45
6.05%, 4/15/38	175	224
3.75%, 6/1/45	350	339

Duke Energy Corp., 3.75%, 4/15/24	100	100
3.75%, 9/1/46	120	108

Duke Energy Florida LLC, 3.10%, 8/15/21	25	25
6.35%, 9/15/37	50	67
6.40%, 6/15/38	285	379
3.40%, 10/1/46	290	264

Duke Energy Florida Project Finance LLC, 2.54%, 9/1/29	400	382

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued

Duke Energy Indiana LLC, 6.12%, 10/15/35	$500	$631
6.35%, 8/15/38	25	33
6.45%, 4/1/39	225	306
4.90%, 7/15/43	1,000	1,131

Duke Energy Ohio, Inc., 3.80%, 9/1/23	130	133

Duke Energy Progress LLC, 3.00%, 9/15/21	150	150
2.80%, 5/15/22	100	99
4.10%, 3/15/43	200	205

Entergy Arkansas, Inc., 3.05%, 6/1/23	250	245

Entergy Louisiana LLC, 5.40%, 11/1/24	150	166
3.05%, 6/1/31	950	888

Eversource Energy, 2.80%, 5/1/23	105	102
3.15%, 1/15/25	100	98
3.30%, 1/15/28	165	159

Exelon Corp., 5.63%, 6/15/35	75	90

Florida Power & Light Co., 5.65%, 2/1/37	335	418
5.95%, 2/1/38	150	195
5.96%, 4/1/39	250	322
5.69%, 3/1/40	400	514
4.13%, 2/1/42	250	260
4.05%, 6/1/42	100	104

Georgia Power Co., 4.25%, 12/1/19	500	511
2.40%, 4/1/21	75	74
2.85%, 5/15/22	100	98
5.40%, 6/1/40	250	297
4.30%, 3/15/42	60	61
4.30%, 3/15/43	100	102

Great Plains Energy, Inc., 5.29%, 6/15/22	220	234

Indiana Michigan Power Co., 6.05%, 3/15/37	200	251

Interstate Power & Light Co., 4.70%, 10/15/43	50	56

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued

ITC Holdings Corp., 3.35%, 11/15/27 (4)	$200	$191

Kansas City Power & Light Co., 3.15%, 3/15/23	500	494
5.30%, 10/1/41	50	57

KeySpan Corp., 5.80%, 4/1/35	425	515

MidAmerican Energy Co., 3.50%, 10/15/24	100	101
4.80%, 9/15/43	100	113
4.40%, 10/15/44	150	161

National Fuel Gas Co., 4.90%, 12/1/21	150	156
3.75%, 3/1/23	250	249

Nevada Power Co., 6.65%, 4/1/36	100	134
6.75%, 7/1/37	1,000	1,370
5.45%, 5/15/41	35	42

NextEra Energy Capital Holdings, Inc.,
(Variable, ICE LIBOR USD 3M + 2.13%), 4.25%, 6/15/67 (3)	25	24

NiSource, Inc., 5.95%, 6/15/41	100	120
5.25%, 2/15/43	100	112
4.80%, 2/15/44	80	85

Northern States Power Co., 6.25%, 6/1/36	100	130
5.35%, 11/1/39	1,065	1,288

NSTAR Electric Co., 2.38%, 10/15/22	100	97

Oglethorpe Power Corp., 5.38%, 11/1/40	150	174

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	70
4.15%, 4/1/47	200	208

Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	250	259
7.25%, 1/15/33	200	276
7.50%, 9/1/38	145	214

Pacific Gas & Electric Co., 4.25%, 5/15/21	432	443
3.25%, 9/15/21	45	45
2.45%, 8/15/22	100	96
3.75%, 2/15/24	1,000	1,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued
6.05%, 3/1/34	$550	$656
5.80%, 3/1/37	100	115
5.40%, 1/15/40	160	182
3.75%, 8/15/42	50	45
4.60%, 6/15/43	125	126
4.30%, 3/15/45	250	242

PacifiCorp, 2.95%, 2/1/22	100	100
5.25%, 6/15/35	50	59
6.10%, 8/1/36	200	262
6.25%, 10/15/37	275	361
6.00%, 1/15/39	60	78

Potomac Electric Power Co., 3.60%, 3/15/24	150	153

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	51
3.50%, 12/1/22	1,035	1,038
5.00%, 3/15/44	100	110

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	499
6.25%, 5/15/39	275	355
5.20%, 7/15/41	35	40
4.13%, 6/15/44	100	105

Progress Energy, Inc., 7.75%, 3/1/31	50	68

PSEG Power LLC, 3.00%, 6/15/21	315	314

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,008
2.25%, 9/15/22	100	97
2.50%, 3/15/23	150	146

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	52
6.63%, 11/15/37	125	163

Public Service Electric & Gas Co., 3.00%, 5/15/25	500	489
5.38%, 11/1/39	250	297
3.95%, 5/1/42	50	51
3.65%, 9/1/42	30	29
3.60%, 12/1/47	500	478

Puget Energy, Inc., 3.65%, 5/15/25	500	496

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued

Puget Sound Energy, Inc., 5.48%, 6/1/35	$25	$30
6.27%, 3/15/37	75	98
5.80%, 3/15/40	250	315
5.64%, 4/15/41	80	100

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	65
3.60%, 9/1/23	200	205
6.13%, 9/15/37	50	65
4.50%, 8/15/40	150	165
3.95%, 11/15/41	100	100
4.30%, 4/1/42	150	158

Sempra Energy, 2.40%, 3/15/20	250	247
2.88%, 10/1/22	60	59
2.90%, 2/1/23	500	489
3.25%, 6/15/27	150	142
6.00%, 10/15/39	250	306

Sierra Pacific Power Co., 3.38%, 8/15/23	160	162

South Carolina Electric & Gas Co., 6.05%, 1/15/38	265	315
4.35%, 2/1/42	115	115
5.10%, 6/1/65	50	53

Southern (The) Co., 2.35%, 7/1/21	2,000	1,938
3.25%, 7/1/26	1,000	950

Southern California Edison Co., 3.88%, 6/1/21	150	154
2.40%, 2/1/22	180	175
6.65%, 4/1/29	300	371
6.00%, 1/15/34	100	125
5.35%, 7/15/35	586	683
5.55%, 1/15/37	275	328
5.95%, 2/1/38	100	125
6.05%, 3/15/39	50	64
5.50%, 3/15/40	150	182
3.90%, 3/15/43	150	148

Southern California Gas Co., 5.75%, 11/15/35	150	182
3.75%, 9/15/42	575	576

Southern Co. Gas Capital Corp., 3.50%, 9/15/21	1,150	1,157

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Utilities – 2.0% – continued
5.88%, 3/15/41	$600	$722
4.40%, 5/30/47	250	253

Southern Power Co., 2.38%, 6/1/20	155	153
5.25%, 7/15/43	60	65

Southwest Gas Corp., 3.80%, 9/29/46	250	244

Southwestern Electric Power Co., 3.55%, 2/15/22	150	152
2.75%, 10/1/26	130	122
6.20%, 3/15/40	200	254

Southwestern Public Service Co., 6.00%, 10/1/36	100	124

Tampa Electric Co., 2.60%, 9/15/22	220	214
4.10%, 6/15/42	50	50

Union Electric Co., 3.90%, 9/15/42	50	50

Virginia Electric & Power Co., 2.95%, 1/15/22	95	94
6.00%, 1/15/36	37	46
6.00%, 5/15/37	15	19
8.88%, 11/15/38	300	491
4.65%, 8/15/43	150	163
4.45%, 2/15/44	75	79
3.80%, 9/15/47	125	121

Westar Energy, Inc., 4.13%, 3/1/42	215	223
4.10%, 4/1/43	60	62
4.63%, 9/1/43	150	166

Western Massachusetts Electric Co., 3.50%, 9/15/21	85	86

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	184

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	288
4.10%, 10/15/44	100	101

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	112

Xcel Energy, Inc., 4.70%, 5/15/20	100	103
6.50%, 7/1/36	100	130
		54,907

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 5.50%, 9/15/19	$220	$228
5.00%, 3/1/20	400	415
5.25%, 11/15/21	500	533
3.55%, 6/1/22	100	101
3.20%, 3/15/25	290	283
3.38%, 11/15/27	56	54

Waste Management, Inc., 2.90%, 9/15/22	110	109
3.13%, 3/1/25	1,000	971
3.90%, 3/1/35	125	125
4.10%, 3/1/45	500	502
		3,321

Wireless Telecommunications Services – 0.9%

AT&T, Inc., 3.90%, 3/11/24	30	30
3.95%, 1/15/25	225	225
3.40%, 5/15/25	2,765	2,664
4.13%, 2/17/26	740	742
7.13%, 3/15/26 (4)	900	1,077
4.25%, 3/1/27	1,405	1,420
4.10%, 2/15/28 (4)	971	964
6.35%, 3/15/40	45	52
6.00%, 8/15/40	1,185	1,338
5.35%, 9/1/40	333	350
5.15%, 3/15/42	55	57
4.80%, 6/15/44	250	244
4.35%, 6/15/45	400	366
5.15%, 11/15/46 (4)	402	411
5.45%, 3/1/47	365	387
4.50%, 3/9/48	186	173
5.15%, 2/14/50	335	338
5.30%, 8/14/58	295	298

Verizon Communications, Inc., 4.15%, 3/15/24	1,210	1,242
3.38%, 2/15/25	2,564	2,520
2.63%, 8/15/26	1,360	1,242
4.40%, 11/1/34	85	84
4.81%, 3/15/39	1,149	1,174
5.01%, 4/15/49	3,814	3,926

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 22.0% – continued

Wireless Telecommunications Services – 0.9% – continued
5.01%, 8/21/54	$1,150	$1,150
4.67%, 3/15/55	1,065	1,013
		23,487
Total Corporate Bonds
(Cost $606,465)		609,777

FOREIGN ISSUER BONDS – 7.7%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.75%, 9/19/24	150	148

Auto Parts Manufacturing – 0.0%

Aptiv PLC, 4.25%, 1/15/26	1,000	1,021

Banks – 1.0%

Australia & New Zealand Banking Group Ltd., 2.25%, 6/13/19	500	497
2.30%, 6/1/21	250	244

Barclays Bank PLC, 5.14%, 10/14/20	500	516

BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC, 3.25%, 3/3/23	250	249

BPCE S.A., 2.50%, 7/15/19	500	497
2.65%, 2/3/21	250	246
4.00%, 4/15/24	250	253

Commonwealth Bank of Australia, 2.30%, 3/12/20	1,000	987

Cooperatieve Rabobank U.A., 1.38%, 8/9/19	500	490
4.50%, 1/11/21	1,000	1,038
3.88%, 2/8/22	750	765
3.95%, 11/9/22	250	253
3.38%, 5/21/25	500	494
5.75%, 12/1/43	250	299

Credit Suisse A.G., 5.30%, 8/13/19	1,000	1,031
5.40%, 1/14/20	500	518
3.00%, 10/29/21	1,250	1,238
3.63%, 9/9/24	750	748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Banks – 1.0% – continued

Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	$650	$664
4.88%, 5/15/45	500	529

ING Groep N.V., 3.15%, 3/29/22	500	493

Lloyds Bank PLC, 2.70%, 8/17/20	2,000	1,979

Lloyds Banking Group PLC, 3.00%, 1/11/22	675	664

National Australia Bank Ltd., 2.25%, 1/10/20	500	495
3.00%, 1/20/23	1,000	985

Santander UK PLC, 2.38%, 3/16/20	750	740
4.00%, 3/13/24	250	254

Skandinaviska Enskilda Banken AB, 2.63%, 3/15/21	750	739
1.88%, 9/13/21	980	936

Sumitomo Mitsui Banking Corp., 2.25%, 7/11/19	785	778
2.45%, 1/16/20	510	504
3.00%, 1/18/23	210	206
3.65%, 7/23/25	500	502

Svenska Handelsbanken AB, 2.45%, 3/30/21	250	246
1.88%, 9/7/21	275	263

Toronto-Dominion Bank (The), 2.25%, 11/5/19	270	268
2.13%, 4/7/21	2,000	1,948

Westpac Banking Corp., 4.88%, 11/19/19	250	258
2.30%, 5/26/20	350	345
2.10%, 5/13/21	365	354
2.00%, 8/19/21	250	241
2.85%, 5/13/26	1,000	941
2.70%, 8/19/26	1,000	925
		26,620

Chemicals – 0.2%

Agrium, Inc., 3.15%, 10/1/22	200	198
3.38%, 3/15/25	1,135	1,102
7.13%, 5/23/36	100	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Chemicals – 0.2% – continued
6.13%, 1/15/41	$100	$120
5.25%, 1/15/45	250	272

LYB International Finance B.V., 4.00%, 7/15/23	185	188
5.25%, 7/15/43	565	619

LYB International Finance II B.V., 3.50%, 3/2/27	250	240

LyondellBasell Industries N.V., 5.00%, 4/15/19	700	711
4.63%, 2/26/55	35	34

Potash Corp. of Saskatchewan, Inc., 4.88%, 3/30/20	100	103
3.00%, 4/1/25	180	171
5.88%, 12/1/36	50	58
5.63%, 12/1/40	250	289
		4,233

Commercial Finance – 0.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 2/1/22	250	251
3.50%, 1/15/25	389	375
		626

Diversified Banks – 0.8%

Bank of Montreal, 1.50%, 7/18/19	335	329
2.10%, 12/12/19	180	178
2.10%, 6/15/20	250	245
2.55%, 11/6/22	300	290

Bank of Nova Scotia (The), 2.05%, 6/5/19	700	694
2.13%, 9/11/19	200	199
1.85%, 4/14/20	175	172
4.38%, 1/13/21	250	259
2.45%, 3/22/21	735	723
1.88%, 4/26/21	387	375

Barclays PLC, 3.25%, 1/12/21	1,000	993
3.20%, 8/10/21	725	716
3.68%, 1/10/23	250	248
3.65%, 3/16/25	700	674
5.25%, 8/17/45	200	210
4.95%, 1/10/47	500	513

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Diversified Banks – 0.8% – continued

BNP Paribas S.A., 5.00%, 1/15/21	$1,000	$1,052

HSBC Holdings PLC, 3.40%, 3/8/21	1,000	1,005
5.10%, 4/5/21	1,100	1,158
2.95%, 5/25/21	1,600	1,584
4.88%, 1/14/22	500	525
4.00%, 3/30/22	500	512
4.30%, 3/8/26	1,000	1,023
6.50%, 9/15/37	300	374
6.80%, 6/1/38	150	192
5.25%, 3/14/44	1,000	1,100

Mitsubishi UFJ Financial Group, Inc., 2.19%, 9/13/21	820	791
3.29%, 7/25/27	750	717

Mizuho Financial Group, Inc., 2.27%, 9/13/21	470	452
2.60%, 9/11/22	200	193

Royal Bank of Canada, 1.63%, 4/15/19	250	247
2.20%, 9/23/19	225	224
1.88%, 2/5/20	250	246
2.15%, 3/6/20	500	493
2.10%, 10/14/20	250	246
2.15%, 10/26/20	125	122
2.50%, 1/19/21	200	197
2.30%, 3/22/21	250	246
4.65%, 1/27/26	600	619

Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	495	478
2.63%, 7/14/26	1,000	914
3.54%, 1/17/28	250	243
		21,771

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC, 5.00%, 3/30/20	155	161
5.70%, 3/1/41	250	286
4.63%, 7/2/44	465	481

Tyco Electronics Group S.A., 3.50%, 2/3/22	125	126
7.13%, 10/1/37	50	70
		1,124

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Exploration & Production – 0.2%

Burlington Resources Finance Co., 7.20%, 8/15/31	$320	$426
7.40%, 12/1/31	120	161

Canadian Natural Resources Ltd., 2.95%, 1/15/23	725	704
3.80%, 4/15/24	175	174
3.85%, 6/1/27	760	743
7.20%, 1/15/32	15	19
6.45%, 6/30/33	135	162
6.75%, 2/1/39	200	250

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	240

ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	220	275

Encana Corp., 6.63%, 8/15/37	180	218

Nexen Energy ULC, 6.20%, 7/30/19	215	223
7.88%, 3/15/32	75	102
5.88%, 3/10/35	210	245
6.40%, 5/15/37	390	482
		4,424

Financial Services – 0.2%

GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	830	802
4.42%, 11/15/35	3,000	2,933

Invesco Finance PLC, 4.00%, 1/30/24	100	103

Nomura Holdings, Inc., 6.70%, 3/4/20	386	412

UBS A.G., 2.38%, 8/14/19	2,000	1,985
4.88%, 8/4/20	400	416
		6,651

Food & Beverage – 0.0%

Diageo Capital PLC, 3.88%, 4/29/43	175	174

Government Development Banks – 0.9%

Export Development Canada, 1.50%, 5/26/21	1,000	966

Export-Import Bank of Korea, 4.00%, 1/29/21	1,000	1,020

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Government Development Banks – 0.9% – continued
2.63%, 5/26/26	$1,000	$922

Japan Bank for International Cooperation, 1.75%, 5/29/19	1,000	991
1.88%, 4/20/21	800	778
2.75%, 11/16/27	2,000	1,932

Korea Development Bank (The), 3.00%, 9/14/22	215	211

Kreditanstalt fuer Wiederaufbau, 1.88%, 4/1/19	1,000	996
1.75%, 10/15/19	1,000	991
4.00%, 1/27/20	1,500	1,541
1.88%, 6/30/20	3,000	2,958
2.75%, 9/8/20	500	502
2.75%, 10/1/20	1,000	1,005
2.63%, 1/25/22	900	897
2.13%, 6/15/22	1,000	975
2.00%, 10/4/22	250	242
2.13%, 1/17/23	1,000	971
2.00%, 5/2/25	1,500	1,419
2.88%, 4/3/28	2,000	1,993
0.00%, 4/18/36 (10)	500	286

Landwirtschaftliche Rentenbank, 1.38%, 10/23/19	140	138
2.38%, 6/10/25	1,000	967

Oesterreichische Kontrollbank A.G., 1.13%, 4/26/19	350	346
1.75%, 1/24/20	85	84
2.38%, 10/1/21	1,000	989

Svensk Exportkredit AB, 1.88%, 6/23/20	500	492
1.75%, 3/10/21	500	487
		25,099

Government Local – 0.0%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	514

Government Regional – 0.2%

Hydro-Quebec, 9.40%, 2/1/21	200	234

Province of British Columbia Canada, 2.65%, 9/22/21	150	149
2.00%, 10/23/22	300	289

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Government Regional – 0.2% – continued
7.25%, 9/1/36	$175	$268

Province of Manitoba Canada, 1.75%, 5/30/19	100	99
9.25%, 4/1/20	150	168
2.10%, 9/6/22	100	97

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	422

Province of Ontario Canada, 1.65%, 9/27/19	250	247
4.00%, 10/7/19	835	854
4.40%, 4/14/20	500	518
2.45%, 6/29/22	500	490
2.50%, 4/27/26	500	477

Province of Quebec Canada, 2.75%, 8/25/21	100	100
2.63%, 2/13/23	875	863
7.50%, 7/15/23	300	363
7.13%, 2/9/24	100	121
2.88%, 10/16/24	250	247
7.50%, 9/15/29	375	518

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	243
		6,767

Hardware – 0.0%

Seagate HDD Cayman, 4.88%, 6/1/27	370	350
5.75%, 12/1/34	142	136
		486

Integrated Oils – 0.9%

BP Capital Markets PLC, 2.52%, 1/15/20	290	288
3.99%, 9/26/23	30	31
3.22%, 11/28/23	1,745	1,730
3.81%, 2/10/24	540	551
3.54%, 11/4/24	650	652
3.28%, 9/19/27	595	578

CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	300	304

Ecopetrol S.A., 4.13%, 1/16/25	1,000	973

Husky Energy, Inc., 6.15%, 6/15/19	50	52
7.25%, 12/15/19	10	11

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Integrated Oils – 0.9% – continued
4.00%, 4/15/24	$100	$102

Petro-Canada, 5.95%, 5/15/35	430	521
6.80%, 5/15/38	130	172

Petroleos Mexicanos, 3.50%, 7/23/20	2,900	2,890
5.50%, 1/21/21	570	593
4.88%, 1/24/22	3,015	3,090
3.50%, 1/30/23	75	72
6.50%, 3/13/27	985	1,052
6.63%, 6/15/35	200	207
6.50%, 6/2/41	190	189
6.75%, 9/21/47	870	880
6.35%, 2/12/48 (4)	1,500	1,449

Shell International Finance B.V., 2.13%, 5/11/20	280	276
2.38%, 8/21/22	355	344
2.25%, 1/6/23	1,325	1,272
3.25%, 5/11/25	260	258
2.88%, 5/10/26	865	834
6.38%, 12/15/38	870	1,155
3.63%, 8/21/42	200	189
4.55%, 8/12/43	120	130
4.38%, 5/11/45	330	351

Statoil ASA, 2.75%, 11/10/21	145	144
2.45%, 1/17/23	280	271
7.75%, 6/15/23	350	422
3.70%, 3/1/24	365	372
3.25%, 11/10/24	125	124
4.25%, 11/23/41	350	367

Suncor Energy, Inc., 7.15%, 2/1/32	200	259
5.95%, 12/1/34	50	61

Total Capital International S.A., 2.10%, 6/19/19	1,000	993
2.75%, 6/19/21	325	322
2.88%, 2/17/22	200	199
3.70%, 1/15/24	415	423
		25,153

Internet Media – 0.0%

Baidu, Inc., 3.50%, 11/28/22	200	199

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	$75	$102

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 4.65%, 11/1/44	35	37

Medical Equipment & Devices Manufacturing – 0.1%

Koninklijke Philips N.V., 3.75%, 3/15/22	1,250	1,280
6.88%, 3/11/38	225	304
5.00%, 3/15/42	100	112
		1,696

Metals & Mining – 0.1%

BHP Billiton Finance USA Ltd., 4.13%, 2/24/42	600	617

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	124
5.75%, 6/1/35	100	121

Rio Tinto Finance USA PLC, 2.88%, 8/21/22	25	25
4.75%, 3/22/42	150	166
4.13%, 8/21/42	300	307

Vale Overseas Ltd., 4.38%, 1/11/22	50	51
		1,411

Pharmaceuticals – 0.3%

Allergan Funding SCS, 2.45%, 6/15/19	125	124
3.00%, 3/12/20	500	497
3.85%, 6/15/24	1,000	988
3.80%, 3/15/25	1,180	1,159
4.85%, 6/15/44	995	985

AstraZeneca PLC, 1.95%, 9/18/19	225	222
2.38%, 11/16/20	300	295
3.13%, 6/12/27	100	96
6.45%, 9/15/37	450	583
4.00%, 9/18/42	250	242

GlaxoSmithKline Capital PLC, 2.85%, 5/8/22	1,000	993

Mylan N.V., 3.15%, 6/15/21	1,250	1,233
3.95%, 6/15/26	285	277

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Pharmaceuticals – 0.3% – continued

Sanofi, 4.00%, 3/29/21	$500	$514

Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,000	966
		9,174

Pipeline – 0.1%

Enbridge, Inc., 4.25%, 12/1/26	160	160
4.50%, 6/10/44	40	39

TransCanada PipeLines Ltd., 9.88%, 1/1/21	175	206
5.85%, 3/15/36	200	237
6.20%, 10/15/37	480	592
7.25%, 8/15/38	210	285
6.10%, 6/1/40	130	159
(Variable, ICE LIBOR USD 3M + 2.21%), 4.05%, 5/15/67 (3)	100	96
		1,774

Property & Casualty Insurance – 0.1%

Aon PLC, 3.50%, 6/14/24	500	497

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	279

Sompo International Holdings Ltd., 7.00%, 7/15/34	100	126

Willis Towers Watson PLC, 5.75%, 3/15/21	450	479

XLIT Ltd., 4.45%, 3/31/25	210	211
6.25%, 5/15/27	50	57
5.25%, 12/15/43	250	281
		1,930

Publishing & Broadcasting – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	654

Railroad – 0.1%

Canadian National Railway Co., 2.85%, 12/15/21	85	85
2.75%, 3/1/26	250	238
6.90%, 7/15/28	25	32
6.25%, 8/1/34	15	20
6.20%, 6/1/36	40	52

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Railroad – 0.1% – continued
6.38%, 11/15/37	$20	$27
3.50%, 11/15/42	150	142

Canadian Pacific Railway Co., 5.95%, 5/15/37	710	896
		1,492

Retail – Consumer Discretionary – 0.0%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	335	318

Software & Services – 0.0%

Thomson Reuters Corp., 3.95%, 9/30/21	200	203
5.50%, 8/15/35	150	166
5.65%, 11/23/43	285	326
		695

Sovereigns – 0.9%

Chile Government International Bond, 3.25%, 9/14/21	400	402
3.13%, 1/21/26	500	489
3.63%, 10/30/42	200	191

Colombia Government International Bond, 4.38%, 7/12/21	1,000	1,035
4.50%, 1/28/26	500	517
7.38%, 9/18/37	350	448
6.13%, 1/18/41	250	288
5.63%, 2/26/44	500	545
5.00%, 6/15/45	1,500	1,521

Hungary Government International Bond, 6.38%, 3/29/21	1,000	1,089
5.38%, 3/25/24	1,000	1,090

Israel Government International Bond, 4.00%, 6/30/22	250	258
4.50%, 1/30/43	200	205

Korea International Bond, 7.13%, 4/16/19	150	157
3.88%, 9/11/23	200	206

Mexico Government International Bond, 3.50%, 1/21/21	2,000	2,020
4.00%, 10/2/23	150	154
7.50%, 4/8/33	100	131
6.75%, 9/27/34	750	933

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Sovereigns – 0.9% – continued
6.05%, 1/11/40	$820	$925
4.75%, 3/8/44	1,000	972
5.55%, 1/21/45	500	539
4.60%, 1/23/46	500	475
4.35%, 1/15/47	500	457

Panama Government International Bond, 4.00%, 9/22/24	575	590
3.75%, 3/16/25	500	503
6.70%, 1/26/36	550	694

Peruvian Government International Bond, 7.35%, 7/21/25	500	620
6.55%, 3/14/37	500	640
5.63%, 11/18/50	600	721

Philippine Government International Bond, 4.20%, 1/21/24	1,000	1,040
10.63%, 3/16/25	500	722
5.50%, 3/30/26	200	227
7.75%, 1/14/31	500	685
6.38%, 10/23/34	500	641
5.00%, 1/13/37	500	565

Republic of Italy Government International Bond, 5.38%, 6/15/33	175	202

Republic of Poland Government International Bond, 6.38%, 7/15/19	400	419
5.13%, 4/21/21	150	159
3.00%, 3/17/23	1,000	991
4.00%, 1/22/24	150	156

Uruguay Government International Bond, 7.63%, 3/21/36	250	340
4.13%, 11/20/45	400	373
5.10%, 6/18/50	500	512
		25,847

Supermarkets & Pharmacies – 0.0%

Koninklijke Ahold Delhaize N.V., 5.70%, 10/1/40	400	454

Supranationals – 1.2%

African Development Bank, 1.00%, 5/15/19	1,000	986

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Supranationals – 1.2% – continued
1.13%, 9/20/19	$375	$368
1.25%, 7/26/21	500	478

Asian Development Bank, 1.88%, 4/12/19	150	149
1.50%, 1/22/20	250	246
1.38%, 3/23/20	250	245
2.13%, 11/24/21	100	98
2.00%, 4/24/26	1,000	937
2.50%, 11/2/27	1,000	965

Corp. Andina de Fomento, 4.38%, 6/15/22	613	643

Council Of Europe Development Bank, 1.75%, 11/14/19	1,000	990

European Bank for Reconstruction & Development, 1.75%, 6/14/19	200	199
1.75%, 11/26/19	1,000	990
1.50%, 3/16/20	250	246
1.13%, 8/24/20	500	484
2.75%, 3/7/23	500	500

European Investment Bank, 1.25%, 12/16/19	1,000	981
1.63%, 3/16/20	250	246
2.50%, 4/15/21	1,500	1,494
2.38%, 5/13/21	2,500	2,481
2.13%, 10/15/21	200	196
2.25%, 3/15/22	250	245
3.25%, 1/29/24	250	255
2.50%, 10/15/24	1,000	980
2.13%, 4/13/26	1,500	1,417
4.88%, 2/15/36	200	250

Inter-American Development Bank, 1.13%, 9/12/19	200	197
3.88%, 9/17/19	600	613
1.75%, 10/15/19	1,000	991
3.88%, 2/14/20	500	514
1.88%, 6/16/20	1,000	989
1.88%, 3/15/21	250	245
1.25%, 9/14/21	550	526
1.75%, 9/14/22	400	385
3.00%, 2/21/24	150	151
2.13%, 1/15/25	500	480
2.00%, 6/2/26	1,000	936
3.88%, 10/28/41	200	222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Supranationals – 1.2% – continued

International Bank for Reconstruction & Development, 1.38%, 3/30/20	$1,500	$1,470
2.25%, 6/24/21	500	494
1.38%, 9/20/21	2,000	1,917
2.00%, 1/26/22	235	229
1.63%, 2/10/22	1,000	961
2.50%, 11/25/24	600	588
2.13%, 3/3/25	700	669
2.50%, 7/29/25	500	489
4.75%, 2/15/35	25	30

International Finance Corp., 1.75%, 9/16/19	250	248
2.25%, 1/25/21	155	154
1.13%, 7/20/21	1,000	953

Nordic Investment Bank, 1.88%, 6/14/19	200	199
1.50%, 9/29/20	200	195
2.25%, 2/1/21	667	661
		32,575

Travel & Lodging – 0.0%

Carnival Corp., 3.95%, 10/15/20	250	256

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	290
6.13%, 11/15/37	505	603

Rogers Communications, Inc., 3.00%, 3/15/23	80	79
3.63%, 12/15/25	1,000	996
4.50%, 3/15/43	45	46
5.45%, 10/1/43	130	150

Vodafone Group PLC, 2.95%, 2/19/23	1,290	1,256
7.88%, 2/15/30	15	19
6.25%, 11/30/32	895	1,051
6.15%, 2/27/37	135	157
4.38%, 2/19/43	230	218

		4,865

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 9.13%, 12/15/30	100	146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.7% – continued

Wireline Telecommunications Services – 0.2% – continued

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	$400	$566

Orange S.A., 5.38%, 7/8/19	600	619
9.00%, 3/1/31	610	893

Telefonica Emisiones S.A.U., 5.46%, 2/16/21	155	165
4.57%, 4/27/23	775	815
4.10%, 3/8/27	475	474
7.05%, 6/20/36	205	260

Telefonos de Mexico S.A.B. de C.V., 5.50%, 11/15/19	305	317

		4,255
Total Foreign Issuer Bonds
(Cost $213,071)		212,545

U.S. GOVERNMENT AGENCIES – 29.9% (11)

Fannie Mae – 12.9%
1.75%, 6/20/19	1,000	995
1.13%, 7/26/19	3,002	2,958
0.88%, 8/2/19	2,000	1,964
1.75%, 9/12/19	1,000	993
1.75%, 11/26/19	3,000	2,975
2.63%, 9/6/24	1,000	991
2.13%, 4/24/26	1,000	945
7.13%, 1/15/30	1,500	2,099
6.63%, 11/15/30	200	274
5.63%, 7/15/37	1,000	1,354

Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A2, 2.79%, 5/25/25 (2)(3)	250	246

Fannie Mae-Aces, Series 2011-M5, Class A2, 2.94%, 7/25/21	327	328

Fannie Mae-Aces, Series 2012-M17, Class A2, 2.18%, 11/25/22	200	194

Fannie Mae-Aces, Series 2012-M2, Class A2, 2.72%, 2/25/22	150	149

Fannie Mae-Aces, Series 2012-M4, Class 1A2, 2.98%, 4/25/22	140	141

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Fannie Mae-Aces, Series 2012-M5, Class A2, 2.72%, 2/25/22	$150	$149

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	204	201

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23	200	204

Fannie Mae-Aces, Series 2013-M6, Class 1AC, 3.80%, 2/25/43 (2)(3)	150	148

Fannie Mae-Aces, Series 2013-M6, Class 2A, 2.49%, 3/25/23 (2)(3)	165	163

Fannie Mae-Aces, Series 2013-M7, Class A2, 2.28%, 12/27/22	150	146

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23	126	124

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24	100	100

Fannie Mae-Aces, Series 2014-M3, Class A2, 3.47%, 1/25/24	350	358

Fannie Mae-Aces, Series 2014-M4, Class A2, 3.35%, 3/25/24	545	555

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	150	145

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.84%, 4/25/25 (2)(3)	500	494

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	250	245

Fannie Mae-Aces, Series 2016-M1, Class ASQ2, 2.13%, 2/25/21	436	428

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26	100	97

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Fannie Mae-Aces, Series 2016-M4, Class A2, 2.58%, 3/25/26	$100	$96

Fannie Mae-Aces, Series 2016-M5, Class A2, 2.47%, 4/25/26	250	238

Fannie Mae-Aces, Series 2016-M7, Class AV2, 2.16%, 10/25/23	250	240

Fannie Mae-Aces, Series 2016-M9, Class A2, 2.29%, 6/25/26	100	94

Fannie Mae-Aces, Series 2017-M1, Class A2, 2.42%, 10/25/26 (2)(3)	100	94

Fannie Mae-Aces, Series 2017-M11, Class A2, 2.98%, 8/25/29	125	121

Fannie Mae-Aces, Series 2017-M2, Class A2, 2.78%, 2/25/27 (2)(3)	100	97

Fannie Mae-Aces, Series 2017-M4, Class A2, 2.60%, 12/25/26 (2)(3)	150	143

Fannie Mae-Aces, Series 2017-M5, Class A2, 3.30%, 4/25/29	125	124

Fannie Mae-Aces, Series 2017-M8, Class A2, 3.06%, 5/25/27	300	295

Fannie Mae-Aces, Series 2018-M1, Class A2, 2.99%, 12/25/27 (2)(3)	250	244

Fannie Mae-Aces, Series 2018-M2, Class A2, 2.90%, 1/25/28 (2)(3)	125	121

Fannie Mae-Aces, Series 2018-M3, Class A2, 3.19%, 2/25/30	100	98

Pool #255376, 6.00%, 8/1/19	5	5

Pool #256792, 6.50%, 6/1/22	27	28

Pool #256925, 6.00%, 10/1/37	21	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #256959, 6.00%, 11/1/37	$114	$128

Pool #257042, 6.50%, 1/1/38	229	256

Pool #257106, 4.50%, 1/1/28	3	3

Pool #257237, 4.50%, 6/1/28	39	40

Pool #357630, 5.00%, 10/1/19	6	6

Pool #707791, 5.00%, 6/1/33	132	142

Pool #709239, 5.00%, 7/1/18	5	5

Pool #725185, 5.00%, 2/1/19	4	5

Pool #725425, 5.50%, 4/1/34	48	53

Pool #730811, 4.50%, 8/1/33	88	93

Pool #735222, 5.00%, 2/1/35	29	31

Pool #735358, 5.50%, 2/1/35	116	128

Pool #735502, 6.00%, 4/1/35	17	19

Pool #737853, 5.00%, 9/1/33	237	256

Pool #745336, 5.00%, 3/1/36	600	648

Pool #745418, 5.50%, 4/1/36	44	49

Pool #745754, 5.00%, 9/1/34	359	388

Pool #745826, 6.00%, 7/1/36	161	180

Pool #746272, 4.00%, 10/1/18	9	9

Pool #747383, 5.50%, 10/1/33	101	110

Pool #755632, 5.00%, 4/1/34	89	97

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #772730, 5.00%, 4/1/34	$109	$117

Pool #790406, 6.00%, 9/1/34	63	70

Pool #793666, 5.50%, 9/1/34	70	77

Pool #796250, 5.50%, 11/1/34	45	50

Pool #800471, 5.50%, 10/1/34	316	347

Pool #807701, 4.50%, 12/1/19	5	5

Pool #811944, 4.50%, 1/1/20	9	9

Pool #817795, 6.00%, 8/1/36	22	25

Pool #826057, 5.00%, 7/1/35	83	89

Pool #826585, 5.00%, 8/1/35	131	142

Pool #828523, 5.00%, 7/1/35	45	49

Pool #831676, 6.50%, 8/1/36	19	21

Pool #832628, 5.50%, 9/1/20	18	18

Pool #833067, 5.50%, 9/1/35	171	188

Pool #833163, 5.00%, 9/1/35	86	93

Pool #840577, 5.00%, 10/1/20	9	9

Pool #844909, 4.50%, 10/1/20	2	2

Pool #845425, 6.00%, 2/1/36	122	137

Pool #847921, 5.50%, 11/1/20	54	55

Pool #863759, 4.00%, 12/1/20	7	8

Pool #864435, 4.50%, 12/1/20	29	29

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #868435, 6.00%, 4/1/36	$167	$187

Pool #869710, 6.00%, 4/1/36	73	81

Pool #871135, 6.00%, 1/1/37	41	46

Pool #880505, 6.00%, 8/1/21	5	5

Pool #881818, 6.50%, 8/1/36	143	161

Pool #885769, 6.00%, 6/1/36	16	18

Pool #885866, 6.00%, 6/1/36	78	87

Pool #887111, 5.50%, 5/1/20	4	4

Pool #888100, 5.50%, 9/1/36	199	218

Pool #888152, 5.00%, 5/1/21	17	17

Pool #888205, 6.50%, 2/1/37	45	51

Pool #888447, 4.00%, 5/1/21	13	14

Pool #889224, 5.50%, 1/1/37	225	247

Pool #889390, 6.00%, 3/1/23	24	25

Pool #889401, 6.00%, 3/1/38	95	107

Pool #889415, 6.00%, 5/1/37	433	486

Pool #889579, 6.00%, 5/1/38	214	240

Pool #889630, 6.50%, 3/1/38	29	32

Pool #889970, 5.00%, 12/1/36	166	179

Pool #890234, 6.00%, 10/1/38	101	113

Pool #890329, 4.00%, 4/1/26	1,156	1,205

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #890339, 5.00%, 9/1/20	$15	$15

Pool #892536, 6.50%, 9/1/36	55	62

Pool #893363, 5.00%, 6/1/36	57	61

Pool #893366, 5.00%, 4/1/35	99	107

Pool #898417, 6.00%, 10/1/36	24	26

Pool #899079, 5.00%, 3/1/37	56	60

Pool #902414, 5.50%, 11/1/36	108	119

Pool #906090, 5.50%, 1/1/37	109	120

Pool #910147, 5.00%, 3/1/22	42	43

Pool #912414, 4.50%, 1/1/22	21	22

Pool #915499, 5.00%, 3/1/37	65	69

Pool #915870, 7.00%, 4/1/37	7	8

Pool #918515, 5.00%, 6/1/37	82	88

Pool #923123, 5.00%, 4/1/36	10	11

Pool #923166, 7.50%, 1/1/37	12	13

Pool #928261, 4.50%, 3/1/36	81	85

Pool #928584, 6.50%, 8/1/37	287	329

Pool #928909, 6.00%, 12/1/37	1	2

Pool #928915, 6.00%, 11/1/37	9	10

Pool #930606, 4.00%, 2/1/39	571	590

Pool #931195, 4.50%, 5/1/24	110	115

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #932023, 5.00%, 1/1/38	$78	$84

Pool #932741, 4.50%, 4/1/40	388	411

Pool #934466, 5.50%, 9/1/23	75	78

Pool #940623, 5.50%, 8/1/37	34	37

Pool #943388, 6.00%, 6/1/37	159	178

Pool #943617, 6.00%, 8/1/37	100	111

Pool #945876, 5.50%, 8/1/37	14	15

Pool #946527, 7.00%, 9/1/37	16	16

Pool #947216, 6.00%, 10/1/37	51	57

Pool #949391, 5.50%, 8/1/22	4	4

Pool #953018, 6.50%, 10/1/37	77	86

Pool #953910, 6.00%, 11/1/37	52	58

Pool #955771, 6.50%, 10/1/37	53	59

Pool #959604, 6.50%, 11/1/37	10	12

Pool #959880, 5.50%, 11/1/37	29	32

Pool #962687, 5.00%, 4/1/38	116	124

Pool #963735, 4.50%, 6/1/23	53	55

Pool #965389, 6.00%, 10/1/23	35	36

Pool #966660, 6.00%, 12/1/37	1	2

Pool #968037, 6.00%, 1/1/38	66	73

Pool #969632, 6.50%, 1/1/38	30	34

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #970013, 4.50%, 6/1/38	$139	$145

Pool #972452, 5.50%, 3/1/38	202	220

Pool #975365, 5.00%, 6/1/23	32	34

Pool #976963, 5.50%, 2/1/38	1,280	1,404

Pool #981704, 5.00%, 6/1/23	140	147

Pool #981854, 5.50%, 7/1/38	87	95

Pool #984075, 4.50%, 6/1/23	32	33

Pool #986760, 5.50%, 7/1/38	330	363

Pool #987114, 5.50%, 9/1/23	13	13

Pool #987115, 5.50%, 9/1/23	14	14

Pool #992472, 6.00%, 10/1/38	10	11

Pool #992491, 4.50%, 10/1/23	36	38

Pool #993055, 5.50%, 12/1/38	26	29

Pool #995018, 5.50%, 6/1/38	72	78

Pool #995203, 5.00%, 7/1/35	493	533

Pool #995266, 5.00%, 12/1/23	262	274

Pool #995879, 6.00%, 4/1/39	108	121

Pool #AA0649, 5.00%, 12/1/38	300	326

Pool #AA2939, 4.50%, 4/1/39	563	597

Pool #AA4482, 4.00%, 4/1/39	477	493

Pool #AA4562, 4.50%, 9/1/39	518	550

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AA8978, 4.50%, 7/1/39	$114	$121

Pool #AA9357, 4.50%, 8/1/39	473	500

Pool #AB1048, 4.50%, 5/1/40	686	725

Pool #AB2067, 3.50%, 1/1/41	948	957

Pool #AB2092, 4.00%, 1/1/41	454	470

Pool #AB2272, 4.50%, 2/1/41	677	719

Pool #AB2693, 4.50%, 4/1/41	457	484

Pool #AB2768, 4.50%, 4/1/41	521	552

Pool #AB3035, 5.00%, 5/1/41	817	883

Pool #AB3246, 5.00%, 7/1/41	201	217

Pool #AB4057, 4.00%, 12/1/41	1,781	1,841

Pool #AB4293, 3.50%, 1/1/42	1,171	1,182

Pool #AB5049, 4.00%, 4/1/42	1,834	1,895

Pool #AB6016, 3.50%, 8/1/42	822	829

Pool #AB6293, 3.50%, 9/1/27	1,307	1,334

Pool #AB6472, 2.00%, 10/1/27	589	572

Pool #AB7076, 3.00%, 11/1/42	2,687	2,645

Pool #AB7503, 3.00%, 1/1/43	1,213	1,194

Pool #AB7733, 3.00%, 1/1/43	2,369	2,332

Pool #AB8787, 2.00%, 3/1/28	1,204	1,163

Pool #AB8823, 3.00%, 3/1/43	4,193	4,128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AB9019, 3.00%, 4/1/43	$1,007	$992

Pool #AB9136, 2.50%, 4/1/43	116	109

Pool #AB9363, 3.50%, 5/1/43	2,883	2,907

Pool #AB9990, 3.00%, 7/1/33	236	235

Pool #AC2947, 5.50%, 9/1/39	387	421

Pool #AC2969, 5.00%, 9/1/39	1,819	1,971

Pool #AC3263, 4.50%, 9/1/29	187	198

Pool #AC3312, 4.50%, 10/1/39	930	983

Pool #AC4861, 4.50%, 11/1/24	240	244

Pool #AC5040, 4.00%, 10/1/24	147	152

Pool #AC6118, 4.50%, 11/1/39	266	281

Pool #AC6742, 4.50%, 1/1/40	1,041	1,103

Pool #AC8518, 5.00%, 12/1/39	423	457

Pool #AC9581, 5.50%, 1/1/40	999	1,100

Pool #AD0119, 6.00%, 7/1/38	295	331

Pool #AD0585, 4.50%, 12/1/39	501	533

Pool #AD0639, 6.00%, 12/1/38	107	120

Pool #AD0969, 5.50%, 8/1/37	370	406

Pool #AD5241, 4.50%, 7/1/40	374	395

Pool #AD5525, 5.00%, 6/1/40	412	446

Pool #AD5556, 4.00%, 6/1/25	119	123

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AD7859, 5.00%, 6/1/40	$269	$291

Pool #AE0949, 4.00%, 2/1/41	1,093	1,131

Pool #AE0971, 4.00%, 5/1/25	99	102

Pool #AE0981, 3.50%, 3/1/41	861	869

Pool #AE1807, 4.00%, 10/1/40	1,406	1,454

Pool #AE3873, 4.50%, 10/1/40	184	194

Pool #AE5436, 4.50%, 10/1/40	264	279

Pool #AE5767, (Floating, ICE LIBOR USD 1Y + 1.75%, 8.75% Cap), 3.54%, 5/1/41 (3)	88	92

Pool #AH0525, 4.00%, 12/1/40	1,185	1,224

Pool #AH1295, 3.50%, 1/1/26	366	373

Pool #AH3226, 5.00%, 2/1/41	75	82

Pool #AH4158, 4.00%, 1/1/41	199	205

Pool #AH5573, 4.00%, 2/1/41	947	980

Pool #AH5614, 3.50%, 2/1/26	387	395

Pool #AH8854, 4.50%, 4/1/41	287	303

Pool #AI1247, 4.00%, 4/1/26	185	190

Pool #AI3470, 4.50%, 6/1/41	422	446

Pool #AI4361, (Floating, ICE LIBOR USD 1Y + 1.80%, 8.23% Cap), 3.55%, 9/1/41 (3)	28	29

Pool #AI4380, (Floating, ICE LIBOR USD 1Y + 1.80%, 8.19% Cap), 3.55%, 11/1/41 (3)	31	32

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AI5603, 4.50%, 7/1/41	$230	$243

Pool #AI7743, 4.00%, 8/1/41	237	244

Pool #AI9137, 2.50%, 11/1/27	1,657	1,635

Pool #AI9555, 4.00%, 9/1/41	590	610

Pool #AI9828, (Floating, ICE LIBOR USD 1Y + 1.82%, 7.82% Cap), 2.84%, 11/1/41 (3)	73	76

Pool #AJ2001, (Floating, ICE LIBOR USD 1Y + 1.80%, 7.93% Cap), 2.93%, 10/1/41 (3)	38	40

Pool #AJ4093, 3.50%, 10/1/26	96	98

Pool #AJ4408, 4.50%, 10/1/41	119	126

Pool #AJ6086, 3.00%, 12/1/26	278	279

Pool #AJ9152, 3.50%, 12/1/26	1,180	1,204

Pool #AJ9218, 4.00%, 2/1/42	778	805

Pool #AJ9326, 3.50%, 1/1/42	1,339	1,351

Pool #AJ9355, 3.00%, 1/1/27	638	641

Pool #AK4813, 3.50%, 3/1/42	536	541

Pool #AK4945, 3.50%, 2/1/42	629	635

Pool #AK7766, 2.50%, 3/1/27	755	746

Pool #AK9444, 4.00%, 3/1/42	223	232

Pool #AL0442, 5.50%, 6/1/40	107	117

Pool #AL0766, 4.00%, 9/1/41	1,340	1,387

Pool #AL1449, 4.00%, 1/1/42	1,384	1,430

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AL1849, 6.00%, 2/1/39	$421	$472

Pool #AL1939, 3.50%, 6/1/42	1,483	1,497

Pool #AL2243, 4.00%, 3/1/42	1,405	1,452

Pool #AL2303, 4.50%, 6/1/26	260	266

Pool #AL2326, 4.50%, 4/1/42	2,772	2,923

Pool #AL2397, (Floating, ICE LIBOR USD 1Y + 1.71%, 7.69% Cap), 2.69%, 8/1/42 (3)	149	152

Pool #AL2438, 3.00%, 9/1/27	1,618	1,626

Pool #AL2893, 3.50%, 12/1/42	3,379	3,410

Pool #AL3396, 2.50%, 3/1/28	696	688

Pool #AL4408, 4.50%, 11/1/43	1,746	1,849

Pool #AL4462, 2.50%, 6/1/28	1,191	1,176

Pool #AL4908, 4.00%, 2/1/44	1,318	1,362

Pool #AL5167, 3.50%, 1/1/34	358	365

Pool #AL5254, 3.00%, 11/1/27	898	902

Pool #AL5377, 4.00%, 6/1/44	3,494	3,611

Pool #AL5734, 3.50%, 9/1/29	1,108	1,132

Pool #AL5785, 4.00%, 9/1/44	2,076	2,149

Pool #AL6488, 3.50%, 8/1/43	726	733

Pool #AL7807, 3.00%, 11/1/30	2,901	2,904

Pool #AL8469, 3.50%, 4/1/31	525	537

Pool #AL8908, 3.00%, 8/1/46	982	962

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AL8951, 3.00%, 8/1/46	$898	$879

Pool #AL9582, 3.00%, 12/1/31	1,315	1,315

Pool #AO0752, 3.00%, 4/1/42	761	749

Pool #AO0800, 3.00%, 4/1/27	591	594

Pool #AO2973, 3.50%, 5/1/42	1,691	1,707

Pool #AO4136, 3.50%, 6/1/42	1,026	1,035

Pool #AO7970, 2.50%, 6/1/27	389	385

Pool #AO8031, 3.50%, 7/1/42	2,740	2,766

Pool #AO8629, 3.50%, 7/1/42	483	488

Pool #AP6273, 3.00%, 10/1/42	790	778

Pool #AQ6784, 3.50%, 12/1/42	871	880

Pool #AQ8185, 2.50%, 1/1/28	237	234

Pool #AQ8647, 3.50%, 12/1/42	1,259	1,270

Pool #AR1706, 2.50%, 1/1/28	3,802	3,753

Pool #AR3054, 3.00%, 1/1/28	894	898

Pool #AR3792, 3.00%, 2/1/43	712	701

Pool #AR8151, 3.00%, 3/1/43	1,392	1,371

Pool #AR9188, 2.50%, 3/1/43	169	160

Pool #AR9582, 3.00%, 3/1/43	451	444

Pool #AS0018, 3.00%, 7/1/43	2,948	2,902

Pool #AS0275, 3.00%, 8/1/33	296	295

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AS3600, 3.00%, 10/1/29	$1,889	$1,892

Pool #AS3657, 4.50%, 10/1/44	1,716	1,802

Pool #AS4085, 4.00%, 12/1/44	715	740

Pool #AS4306, 3.00%, 1/1/45	1,269	1,243

Pool #AS4458, 3.50%, 2/1/45	4,216	4,237

Pool #AS4715, 3.00%, 4/1/45	1,162	1,139

Pool #AS5090, 2.50%, 6/1/30	459	451

Pool #AS5324, 2.50%, 7/1/30	996	979

Pool #AS5500, 3.00%, 7/1/35	506	505

Pool #AS5666, 4.00%, 8/1/45	1,542	1,584

Pool #AS5892, 3.50%, 10/1/45	1,887	1,893

Pool #AS6192, 3.50%, 11/1/45	3,506	3,520

Pool #AS6262, 3.50%, 11/1/45	2,121	2,128

Pool #AS6332, 3.50%, 12/1/45	2,356	2,364

Pool #AS6398, 3.50%, 12/1/45	1,604	1,609

Pool #AS6730, 3.50%, 2/1/46	3,039	3,049

Pool #AS6887, 2.50%, 3/1/31	918	900

Pool #AS7149, 3.00%, 5/1/46	1,639	1,605

Pool #AS7157, 3.00%, 5/1/46	1,040	1,016

Pool #AS7247, 4.00%, 5/1/46	721	740

Pool #AS7343, 3.00%, 6/1/46	967	944

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AS7480, 2.00%, 7/1/31	$247	$236

Pool #AS7580, 3.00%, 7/1/46	1,152	1,125

Pool #AS8067, 3.00%, 10/1/46	1,617	1,581

Pool #AS8074, 3.00%, 10/1/46	933	911

Pool #AS8178, 3.00%, 10/1/36	303	301

Pool #AS8194, 2.50%, 10/1/31	2,979	2,920

Pool #AS8424, 3.00%, 12/1/36	450	447

Pool #AS8483, 3.00%, 12/1/46	1,394	1,360

Pool #AS8591, 2.00%, 1/1/32	446	427

Pool #AS8614, 3.50%, 1/1/32	328	335

Pool #AS8699, 4.00%, 1/1/47	4,447	4,568

Pool #AS8960, 4.00%, 3/1/47	925	955

Pool #AS9505, 3.00%, 4/1/32	910	909

Pool #AT0666, 3.50%, 4/1/43	563	568

Pool #AT2720, 3.00%, 5/1/43	1,331	1,311

Pool #AT3164, 3.00%, 4/1/43	2,188	2,154

Pool #AT3180, 3.00%, 5/1/43	2,680	2,639

Pool #AT5026, 3.00%, 5/1/43	2,301	2,266

Pool #AU1657, 2.50%, 7/1/28	568	561

Pool #AU1689, 3.50%, 8/1/43	2,671	2,693

Pool #AU1808, 3.00%, 8/1/43	2,215	2,180

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #AU3164, 3.00%, 8/1/33	$265	$264

Pool #AU5918, 3.00%, 9/1/43	2,019	1,988

Pool #AU5919, 3.50%, 9/1/43	1,480	1,492

Pool #AV0691, 4.00%, 12/1/43	2,753	2,846

Pool #AV2339, 4.00%, 12/1/43	585	605

Pool #AW8167, 3.50%, 2/1/42	670	676

Pool #AW8595, 3.00%, 8/1/29	479	480

Pool #AX2163, 3.50%, 11/1/44	884	890

Pool #AX4413, 4.00%, 11/1/44	1,831	1,883

Pool #AX4839, 3.50%, 11/1/44	1,629	1,639

Pool #AX6139, 4.00%, 11/1/44	2,327	2,403

Pool #AY0544, 2.50%, 8/1/27	1,649	1,630

Pool #AY3062, 3.00%, 11/1/26	570	572

Pool #AY5580, 3.50%, 6/1/45	5,263	5,286

Pool #AY9555, 3.00%, 5/1/45	1,793	1,756

Pool #AZ1449, 3.00%, 7/1/45	1,201	1,176

Pool #AZ2936, 3.00%, 9/1/45	627	614

Pool #AZ2947, 4.00%, 9/1/45	1,570	1,613

Pool #AZ4775, 3.50%, 10/1/45	1,056	1,060

Pool #BA2911, 3.00%, 11/1/30	507	507

Pool #BC0326, 3.50%, 12/1/45	760	762

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #BC0822, 4/1/46 (1)	$7,069	$7,092

Pool #BC1105, 3.50%, 2/1/46	2,736	2,745

Pool #BC1510, 3.00%, 8/1/46	837	817

Pool #BC9096, 3.50%, 12/1/46	1,087	1,090

Pool #BE3171, 2.50%, 2/1/32	912	894

Pool #BH1130, 3.50%, 4/1/32	855	872

Pool #BH7106, 3.50%, 1/1/48	1,453	1,457

Pool #BH9215, 1/1/48 (1)	458	460

Pool #BJ0648, 3/1/48 (1)	1,531	1,535

Pool #BM1687, 4.00%, 1/1/47	3,945	4,060

Pool #BM2001, 3.50%, 12/1/46	439	441

Pool #BM3286, 4.50%, 11/1/47	293	308

Pool #CA0110, 3.50%, 8/1/47	1,871	1,877

Pool #CA0619, 4.00%, 10/1/47	490	503

Pool #CA0620, 10/1/47 (1)	4,879	5,014

Pool #CA0656, 3.50%, 11/1/47	2,424	2,434

Pool #CA0859, 3.50%, 12/1/47	2,519	2,527

Pool #CA0917, 3.50%, 12/1/47	1,448	1,454

Pool #CA1378, 3/1/48 (1)	995	1,022

Pool #MA0361, 4.00%, 3/1/30	187	193

Pool #MA0667, 4.00%, 3/1/31	455	471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #MA0706, 4.50%, 4/1/31	$552	$580

Pool #MA0711, 3.50%, 4/1/31	283	286

Pool #MA0804, 4.00%, 7/1/31	302	313

Pool #MA0976, 3.50%, 2/1/32	639	653

Pool #MA1107, 3.50%, 7/1/32	792	809

Pool #MA1138, 3.50%, 8/1/32	435	444

Pool #MA1141, 3.00%, 8/1/32	222	221

Pool #MA1200, 3.00%, 10/1/32	1,212	1,209

Pool #MA1239, 3.50%, 11/1/32	594	607

Pool #MA1432, 3.00%, 5/1/33	1,219	1,202

Pool #MA1511, 2.50%, 7/1/33	364	356

Pool #MA1764, 4.00%, 1/1/34	537	559

Pool #MA2320, 3.00%, 7/1/35	1,061	1,058

Pool #MA2473, 3.50%, 12/1/35	483	492

Pool #MA2489, 2.50%, 12/1/30	1,460	1,432

Pool #MA2512, 4.00%, 1/1/46	701	720

Pool #MA2670, 3.00%, 7/1/46	2,632	2,569

Pool #MA2672, 3.00%, 7/1/36	591	587

Pool #MA2705, 3.00%, 8/1/46	1,866	1,821

Pool #MA2737, 3.00%, 9/1/46	842	822

Pool #MA2738, 3.00%, 9/1/36	855	850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #MA2771, 3.00%, 10/1/46	$905	$883

Pool #MA2775, 2.50%, 10/1/31	507	497

Pool #MA2781, 2.50%, 10/1/46	573	540

Pool #MA2817, 2.50%, 11/1/36	454	439

Pool #MA2841, 2.50%, 12/1/36	183	178

Pool #MA2863, 1/1/47 (1)	9,931	9,694

Pool #MA2895, 3.00%, 2/1/47	748	731

Pool #MA2929, 3.50%, 3/1/47	4,517	4,532

Pool #MA3028, 3.50%, 6/1/37	976	991

Pool #MA3057, 3.50%, 7/1/47	2,305	2,313

Pool #MA3058, 4.00%, 7/1/47	926	952

Pool #MA3073, 4.50%, 7/1/47	1,908	2,002

Pool #MA3127, 3.00%, 9/1/37	383	381

Pool #MA3150, 4.50%, 10/1/47	932	978

Pool #MA3181, 3.50%, 11/1/37	293	298

Pool #MA3182, 3.50%, 11/1/47	2,416	2,424

Pool #MA3184, 4.50%, 11/1/47	291	305

Pool #MA3185, 3.00%, 11/1/37	489	486

Pool #MA3188, 3.00%, 11/1/32	1,441	1,441

Pool #MA3211, 4.00%, 12/1/47	491	505

Pool #MA3239, 4.00%, 1/1/48	2,070	2,128

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Fannie Mae – 12.9% – continued

Pool #MA3276, 3.50%, 2/1/48	$2,057	$2,063

Pool #MA3281, 4.00%, 2/1/38	992	1,030

Pool #MA3334, 4/1/48 (1)	1,896	1,990

Pool TBA, 4/18/33 (1)	5,500	5,455
4/18/48 (1)	12,700	12,731
		357,854

Federal Home Loan Bank – 0.1%

Federal Home Loan Banks, 5.50%, 7/15/36	500	666

Freddie Mac – 0.9%
1.13%, 4/15/19	4,000	3,957
1.75%, 5/30/19	1,000	995
1.25%, 10/2/19	1,000	985
1.38%, 5/1/20	1,000	981
2.38%, 1/13/22	1,500	1,489
6.75%, 3/15/31	1,200	1,667

Freddie Mac Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.25%, 1/25/20	185	190

Freddie Mac Multifamily Structured Pass Through Certificates, Series K007, Class A2, 4.22%, 3/25/20	244	251

Freddie Mac Multifamily Structured Pass Through Certificates, Series K008, Class A2, 3.53%, 6/25/20	263	267

Freddie Mac Multifamily Structured Pass Through Certificates, Series K011, Class A2, 4.08%, 11/25/20	785	809

Freddie Mac Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.97%, 1/25/21	575	592

Freddie Mac Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.87%, 4/25/21	350	360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac – 0.9% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	$100	$100

Freddie Mac Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	500	499

Freddie Mac Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	150	147

Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	350	342

Freddie Mac Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K025, Class A1, 1.88%, 4/25/22	316	311

Freddie Mac Multifamily Structured Pass Through Certificates, Series K027, Class A2, 2.64%, 1/25/23	750	741

Freddie Mac Multifamily Structured Pass Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	300	303

Freddie Mac Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	250	255

Freddie Mac Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23	300	304

Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23	227	231

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac – 0.9% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23	$365	$371

Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23	350	352

Freddie Mac Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.39%, 3/25/24	295	301

Freddie Mac Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	304

Freddie Mac Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	302

Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	196

Freddie Mac Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	200

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	250	254

Freddie Mac Multifamily Structured Pass Through Certificates, Series K051, Class A2, 3.31%, 9/25/25	300	304

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	300	297

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	250	243

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac – 0.9% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	$500	$485

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	400	382

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	250	240

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	350	350

Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.12%, 6/25/27	350	346

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	250	250

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	150	150

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.19%, 9/25/27	200	199

Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.30%, 11/25/27	150	151

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	150	152

Freddie Mac Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	150	151

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac – 0.9% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	$150	$154

Freddie Mac Multifamily Structured Pass Through Certificates, Series K712, Class A2, 1.87%, 11/25/19	483	478

Freddie Mac Multifamily Structured Pass Through Certificates, Series K716, Class A2, 3.13%, 6/25/21	500	504

Freddie Mac Multifamily Structured Pass Through Certificates, Series K718, Class A2, 2.79%, 1/25/22	250	249

Freddie Mac Multifamily Structured Pass Through Certificates, Series K719, Class A2, 2.73%, 6/25/22	100	100

Freddie Mac Multifamily Structured Pass Through Certificates, Series K722, Class A2, 2.41%, 3/25/23	250	244

Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.14%, 10/25/24	200	201

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	200	206

Pool TBA, 4/18/48 (1)	1,000	1,047
		25,136

Freddie Mac Gold – 7.7%

Pool #A16753, 5.00%, 11/1/33	52	57

Pool #A17665, 5.00%, 1/1/34	55	59

Pool #A27950, 5.50%, 11/1/34	278	306

Pool #A31136, 5.50%, 1/1/35	212	230

Pool #A39306, 5.50%, 11/1/35	147	161

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #A46224, 5.00%, 7/1/35	$25	$27

Pool #A48104, 5.00%, 1/1/36	62	67

Pool #A51296, 6.00%, 8/1/36	15	17

Pool #A54897, 6.50%, 8/1/36	52	58

Pool #A56110, 5.50%, 12/1/36	122	132

Pool #A57604, 5.00%, 3/1/37	161	173

Pool #A58718, 5.50%, 3/1/37	20	22

Pool #A59081, 5.50%, 4/1/37	233	256

Pool #A60942, 5.00%, 5/1/37	53	57

Pool #A61560, 5.50%, 10/1/36	286	315

Pool #A61573, 5.00%, 9/1/34	982	1,065

Pool #A61597, 5.50%, 12/1/35	38	41

Pool #A64474, 5.50%, 9/1/37	16	18

Pool #A67116, 7.00%, 10/1/37	15	18

Pool #A68761, 5.50%, 9/1/37	130	141

Pool #A69169, 4.50%, 12/1/37	71	75

Pool #A69303, 6.00%, 11/1/37	22	24

Pool #A73778, 5.00%, 2/1/38	97	104

Pool #A74134, 7.00%, 2/1/38	22	23

Pool #A78507, 5.00%, 6/1/38	321	345

Pool #A81606, 6.00%, 9/1/38	17	19

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #A83008, 5.50%, 11/1/38	$234	$258

Pool #A84432, 4.50%, 2/1/39	59	62

Pool #A88476, 4.50%, 9/1/39	1,672	1,765

Pool #A89346, 4.50%, 10/1/39	882	933

Pool #A90749, 4.50%, 1/1/40	797	843

Pool #A91541, 5.00%, 3/1/40	220	238

Pool #A91626, 4.50%, 3/1/40	440	467

Pool #A91942, 4.50%, 4/1/40	326	345

Pool #A94672, 4.50%, 10/1/40	497	526

Pool #A96296, 4.00%, 1/1/41	564	584

Pool #A96310, 4.00%, 1/1/41	411	425

Pool #A96995, 4.00%, 2/1/41	939	972

Pool #A97443, 4.50%, 3/1/41	399	422

Pool #B10630, 4.50%, 11/1/18	13	14

Pool #B17658, 4.50%, 1/1/20	1	1

Pool #B18502, 5.50%, 6/1/20	4	4

Pool #B18931, 4.50%, 3/1/20	3	3

Pool #C03457, 4.50%, 2/1/40	281	298

Pool #C03812, 3.50%, 4/1/42	658	667

Pool #C03821, 3.50%, 4/1/42	1,330	1,340

Pool #C04268, 3.00%, 10/1/42	2,847	2,799

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #C09004, 3.50%, 7/1/42	$444	$447

Pool #C09042, 3.50%, 5/1/43	574	578

Pool #C09063, 4.00%, 9/1/44	474	489

Pool #C09066, 3.50%, 10/1/44	648	651

Pool #C91009, 5.00%, 11/1/26	13	14

Pool #C91247, 5.00%, 4/1/29	140	150

Pool #C91354, 4.00%, 1/1/31	456	472

Pool #C91370, 4.50%, 5/1/31	237	249

Pool #C91388, 3.50%, 2/1/32	276	282

Pool #C91402, 4.00%, 10/1/31	373	388

Pool #C91408, 3.50%, 11/1/31	272	278

Pool #C91485, 3.50%, 8/1/32	436	446

Pool #C91811, 4.00%, 1/1/35	192	200

Pool #C91826, 3.00%, 5/1/35	346	345

Pool #C91858, 3.00%, 12/1/35	367	366

Pool #C91879, 3.00%, 6/1/36	420	417

Pool #C91891, 3.00%, 9/1/36	441	438

Pool #C91904, 2.50%, 11/1/36	273	264

Pool #C91908, 3.00%, 1/1/37	182	180

Pool #C91949, 3.00%, 9/1/37	483	480

Pool #C91955, 3.00%, 10/1/37	389	386

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #C91970, 3.50%, 1/1/38	$494	$502

Pool #C91971, 4.00%, 1/1/38	198	205

Pool #D97564, 5.00%, 1/1/28	115	123

Pool #D99094, 3.00%, 3/1/32	290	291

Pool #E03033, 3.00%, 2/1/27	583	586

Pool #E04044, 3.50%, 8/1/27	901	919

Pool #E04072, 2.50%, 8/1/27	259	256

Pool #E99030, 4.50%, 9/1/18	8	8

Pool #G01907, 4.50%, 8/1/34	30	32

Pool #G01974, 5.00%, 12/1/35	278	300

Pool #G02064, 5.00%, 2/1/36	131	141

Pool #G02069, 5.50%, 3/1/36	21	24

Pool #G02386, 6.00%, 11/1/36	212	238

Pool #G02391, 6.00%, 11/1/36	7	7

Pool #G02540, 5.00%, 11/1/34	65	70

Pool #G02649, 6.00%, 1/1/37	10	11

Pool #G02702, 6.50%, 1/1/37	23	26

Pool #G02789, 6.00%, 4/1/37	739	829

Pool #G02911, 6.00%, 4/1/37	10	11

Pool #G02973, 6.00%, 6/1/37	26	30

Pool #G03121, 5.00%, 6/1/36	115	124

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G03134, 5.50%, 8/1/36	$46	$50

Pool #G03176, 5.00%, 8/1/37	38	41

Pool #G03218, 6.00%, 9/1/37	29	33

Pool #G03351, 6.00%, 9/1/37	52	58

Pool #G03513, 6.00%, 11/1/37	66	74

Pool #G03600, 7.00%, 11/1/37	27	31

Pool #G03737, 6.50%, 11/1/37	399	450

Pool #G03992, 6.00%, 3/1/38	64	71

Pool #G04287, 5.00%, 5/1/38	124	133

Pool #G04459, 5.50%, 6/1/38	99	109

Pool #G04611, 6.00%, 7/1/38	195	219

Pool #G04650, 6.50%, 9/1/38	102	115

Pool #G04817, 5.00%, 9/1/38	71	76

Pool #G05082, 5.00%, 3/1/38	160	172

Pool #G05167, 4.50%, 2/1/39	192	202

Pool #G05725, 4.50%, 11/1/39	414	437

Pool #G05733, 5.00%, 11/1/39	334	361

Pool #G05870, 4.50%, 4/1/40	514	544

Pool #G05969, 5.00%, 8/1/40	212	229

Pool #G05971, 5.50%, 8/1/40	883	962

Pool #G06020, 5.50%, 12/1/39	788	865

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G06767, 5.00%, 10/1/41	$688	$742

Pool #G06947, 6.00%, 5/1/40	222	249

Pool #G07030, 4.00%, 6/1/42	2,405	2,490

Pool #G07098, 3.50%, 7/1/42	721	726

Pool #G07152, 4.00%, 6/1/42	1,806	1,869

Pool #G07171, 4.00%, 8/1/42	1,015	1,051

Pool #G07445, 2.50%, 7/1/43	705	665

Pool #G07787, 4.00%, 8/1/44	3,463	3,583

Pool #G07924, 3.50%, 1/1/45	1,014	1,020

Pool #G07961, 3.50%, 3/1/45	2,037	2,048

Pool #G07998, 4.50%, 7/1/44	494	520

Pool #G08189, 7.00%, 3/1/37	31	36

Pool #G08192, 5.50%, 4/1/37	47	52

Pool #G08341, 5.00%, 4/1/39	948	1,022

Pool #G08477, 3.50%, 2/1/42	801	807

Pool #G08537, 3.00%, 7/1/43	2,475	2,431

Pool #G08554, 3.50%, 10/1/43	1,057	1,065

Pool #G08608, 3.00%, 9/1/44	446	437

Pool #G08624, 4.00%, 1/1/45	1,431	1,475

Pool #G08632, 3.50%, 3/1/45	1,840	1,848

Pool #G08648, 3.00%, 6/1/45	769	753

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G08650, 3.50%, 6/1/45	$1,448	$1,454

Pool #G08653, 3.00%, 7/1/45	1,879	1,839

Pool #G08660, 4.00%, 8/1/45	505	521

Pool #G08666, 3.00%, 9/1/45	5,600	5,477

Pool #G08667, 3.50%, 9/1/45	1,129	1,134

Pool #G08672, 4.00%, 10/1/45	683	704

Pool #G08677, 4.00%, 11/1/45	623	643

Pool #G08681, 3.50%, 12/1/45	2,155	2,164

Pool #G08698, 3.50%, 3/1/46	1,122	1,127

Pool #G08702, 3.50%, 4/1/46	1,157	1,162

Pool #G08710, 3.00%, 6/1/46	1,303	1,273

Pool #G08715, 3.00%, 8/1/46	2,832	2,766

Pool #G08721, 3.00%, 9/1/46	794	776

Pool #G08726, 3.00%, 10/1/46	1,049	1,024

Pool #G08747, 3.00%, 2/1/47	653	638

Pool #G08766, 3.50%, 6/1/47	1,273	1,278

Pool #G08774, 3.50%, 8/1/47	472	473

Pool #G08785, 4.00%, 10/1/47	2,065	2,122

Pool #G08788, 3.50%, 11/1/47	2,804	2,812

Pool #G08790, 4.50%, 11/1/47	1,930	2,027

Pool #G08792, 3.50%, 12/1/47	737	740

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G08793, 4.00%, 12/1/47	$2,111	$2,171

Pool #G08794, 4.50%, 12/1/47	691	726

Pool #G08797, 4.00%, 1/1/48	1,781	1,834

Pool #G08804, 3.50%, 3/1/48	1,766	1,771

Pool #G11776, 4.50%, 9/1/20	9	9

Pool #G12571, 4.00%, 1/1/22	39	40

Pool #G12673, 5.00%, 9/1/21	22	22

Pool #G12837, 4.50%, 4/1/22	35	35

Pool #G12868, 5.00%, 11/1/22	66	69

Pool #G12869, 5.00%, 9/1/22	51	52

Pool #G13136, 4.50%, 5/1/23	65	67

Pool #G13151, 6.00%, 3/1/23	57	59

Pool #G13201, 4.50%, 7/1/23	39	40

Pool #G13433, 5.50%, 1/1/24	54	56

Pool #G14168, 5.50%, 12/1/24	70	72

Pool #G14239, 4.00%, 9/1/26	1,019	1,052

Pool #G14554, 4.50%, 7/1/26	102	105

Pool #G14891, 3.00%, 10/1/28	412	412

Pool #G15089, 2.50%, 11/1/28	701	691

Pool #G15134, 3.00%, 5/1/29	280	280

Pool #G15468, 3.50%, 12/1/29	585	598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G18220, 6.00%, 11/1/22	$9	$9

Pool #G18420, 3.00%, 1/1/27	778	782

Pool #G18438, 2.50%, 6/1/27	353	349

Pool #G18442, 3.50%, 8/1/27	580	591

Pool #G18475, 2.50%, 8/1/28	2,573	2,538

Pool #G18571, 2.50%, 10/1/30	531	520

Pool #G18601, 3.00%, 5/1/31	751	750

Pool #G18618, 2.00%, 11/1/31	261	249

Pool #G18629, 2.00%, 1/1/32	88	84

Pool #G18664, 3.50%, 10/1/32	477	487

Pool #G30327, 4.50%, 1/1/27	22	23

Pool #G30835, 3.50%, 12/1/35	371	378

Pool #G31020, 2.50%, 2/1/37	97	94

Pool #G60145, 3.50%, 8/1/45	1,099	1,105

Pool #G60238, 3.50%, 10/1/45	1,551	1,561

Pool #G60361, 3.50%, 12/1/45	1,530	1,537

Pool #G60440, 3.50%, 3/1/46	2,606	2,622

Pool #G60696, 3.00%, 9/1/46	1,428	1,395

Pool #G60707, 3.00%, 9/1/46	1,376	1,346

Pool #G60723, 3.00%, 10/1/46	1,110	1,086

Pool #G60724, 3.00%, 10/1/46	1,109	1,084

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G60948, 3.00%, 1/1/47	$3,654	$3,568

Pool #G61044, 3/1/47 (1)	4,676	4,698

Pool #J00991, 4.00%, 1/1/21	20	21

Pool #J02541, 4.00%, 9/1/20	6	6

Pool #J03041, 6.00%, 7/1/21	14	15

Pool #J03736, 5.50%, 11/1/21	24	25

Pool #J05307, 4.50%, 8/1/22	8	8

Pool #J06175, 5.00%, 5/1/21	6	6

Pool #J06465, 6.00%, 11/1/22	9	9

Pool #J06476, 5.50%, 11/1/22	22	23

Pool #J08098, 5.50%, 6/1/23	28	28

Pool #J08202, 5.00%, 7/1/23	15	15

Pool #J08454, 5.00%, 8/1/23	34	35

Pool #J08913, 5.50%, 10/1/23	19	19

Pool #J09148, 5.00%, 12/1/23	43	43

Pool #J09305, 5.00%, 2/1/24	73	76

Pool #J09463, 5.00%, 3/1/24	39	39

Pool #J11136, 4.00%, 11/1/24	57	58

Pool #J12098, 4.50%, 4/1/25	307	317

Pool #J14808, 3.50%, 3/1/26	386	394

Pool #J17055, 3.00%, 11/1/26	326	328

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #J17232, 3.00%, 11/1/26	$323	$325

Pool #J17932, 3.00%, 3/1/27	495	498

Pool #J20834, 2.50%, 10/1/27	656	648

Pool #J21601, 2.50%, 12/1/27	2,186	2,157

Pool #J22069, 2.50%, 1/1/28	162	160

Pool #J22986, 2.50%, 3/1/28	1,333	1,315

Pool #J23813, 2.00%, 5/1/28	1,142	1,104

Pool #J30435, 3.00%, 1/1/30	722	721

Pool #J31371, 2.50%, 4/1/30	942	923

Pool #J32223, 2.50%, 7/1/30	683	669

Pool #J32244, 3.00%, 7/1/30	2,354	2,352

Pool #J34252, 3.50%, 4/1/31	154	157

Pool #K90071, 3.00%, 2/1/33	1,024	1,010

Pool #K90641, 3.50%, 6/1/33	153	156

Pool #K90791, 3.00%, 7/1/33	434	435

Pool #K91490, 3.50%, 1/1/34	818	835

Pool #K92325, 3.00%, 1/1/35	631	630

Pool #Q02211, 4.50%, 7/1/41	495	524

Pool #Q02605, 4.50%, 8/1/41	1,194	1,263

Pool #Q03085, 4.00%, 9/1/41	244	253

Pool #Q04649, 3.50%, 11/1/41	304	307

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #Q08894, 3.50%, 6/1/42	$820	$826

Pool #Q09009, 4.00%, 6/1/42	1,702	1,762

Pool #Q10389, 3.50%, 8/1/42	1,369	1,382

Pool #Q10438, 3.50%, 8/1/42	1,271	1,280

Pool #Q14324, 3.00%, 1/1/43	1,399	1,375

Pool #Q14676, 3.00%, 1/1/43	903	887

Pool #Q15438, 3.00%, 2/1/43	1,240	1,219

Pool #Q15843, 3.00%, 2/1/43	408	402

Pool #Q18305, 3.50%, 5/1/43	2,217	2,234

Pool #Q18339, 3.00%, 5/1/43	425	418

Pool #Q19697, 3.00%, 6/1/43	1,010	992

Pool #Q19909, 3.00%, 7/1/43	801	787

Pool #Q20550, 3.00%, 8/1/43	1,311	1,287

Pool #Q21320, 3.50%, 8/1/43	550	555

Pool #Q24954, 4.00%, 2/1/44	848	878

Pool #Q27352, 3.50%, 7/1/44	2,856	2,877

Pool #Q27353, 4.00%, 7/1/44	2,404	2,483

Pool #Q29640, 4.00%, 11/1/44	793	820

Pool #Q36759, 3.50%, 10/1/45	1,557	1,567

Pool #Q37471, 4.00%, 11/1/45	1,047	1,079

Pool #Q37986, 3.50%, 12/1/45	796	800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool #Q40841, 3.00%, 6/1/46	$1,218	$1,190

Pool #Q43876, 3.00%, 10/1/46	1,155	1,128

Pool #Q44663, 3.00%, 11/1/46	1,676	1,636

Pool #Q45095, 3.50%, 12/1/46	3,410	3,424

Pool #Q48874, 3.50%, 6/1/47	386	388

Pool #Q50031, 3.50%, 8/1/47	1,371	1,377

Pool #Q50962, 3.50%, 9/1/47	1,746	1,752

Pool #Q52115, 3.50%, 11/1/47	734	736

Pool #Q52319, 3.50%, 11/1/47	1,565	1,570

Pool #Q53695, 3.50%, 1/1/48	1,608	1,613

Pool #Q54334, 2/1/48 (1)	1,389	1,393

Pool #V60268, 3.00%, 9/1/28	1,209	1,211

Pool #V60886, 2.50%, 8/1/30	316	310

Pool #V60902, 2.50%, 8/1/30	244	239

Pool #V61151, 2.50%, 5/1/31	909	891

Pool #V61347, 2.50%, 10/1/31	914	896

Pool #V80003, 3.00%, 4/1/43	1,866	1,834

Pool #V80004, 3.00%, 4/1/43	514	505

Pool #V80058, 3.00%, 5/1/43	820	806

Pool #V83616, 11/1/47 (1)	967	994

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Freddie Mac Gold – 7.7% – continued

Pool TBA, 4/18/33 (1)	$6,400	$6,322
4/18/48 (1)	11,000	11,037
		213,390

Government National Mortgage Association I – 0.9%
Pool #510835, 5.50%, 2/15/35	32	36

Pool #553463, 3.50%, 1/15/42	812	825

Pool #597889, 5.50%, 6/15/33	208	227

Pool #614169, 5.00%, 7/15/33	56	60

Pool #616879, 3.50%, 2/15/42	579	588

Pool #617739, 6.00%, 10/15/37	14	15

Pool #634431, 6.00%, 9/15/34	19	21

Pool #641416, 5.50%, 4/15/35	154	169

Pool #646341, 6.00%, 11/15/36	40	45

Pool #648538, 5.00%, 12/15/35	63	67

Pool #651753, 5.50%, 3/15/36	14	15

Pool #670030, 3.00%, 7/15/45	770	759

Pool #675211, 6.50%, 3/15/38	12	13

Pool #675484, 5.50%, 6/15/38	84	93

Pool #676360, 6.50%, 10/15/37	8	9

Pool #682899, 6.00%, 9/15/40	182	208

Pool #687824, 5.50%, 8/15/38	129	141

Pool #687900, 5.00%, 9/15/38	168	181

Pool #687901, 5.00%, 9/15/38	98	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association I – 0.9% – continued

Pool #692309, 6.00%, 1/15/39	$68	$76

Pool #697645, 5.50%, 10/15/38	42	46

Pool #698236, 5.00%, 6/15/39	350	376

Pool #698336, 4.50%, 5/15/39	398	413

Pool #699277, 6.00%, 9/15/38	19	21

Pool #700918, 5.50%, 11/15/38	133	145

Pool #700972, 5.50%, 11/15/38	28	31

Pool #701196, 6.00%, 10/15/38	21	23

Pool #703677, 5.50%, 6/15/39	145	158

Pool #704185, 5.50%, 1/15/39	34	37

Pool #704514, 4.50%, 5/15/39	656	693

Pool #704624, 4.50%, 7/15/39	1,839	1,944

Pool #717175, 4.50%, 6/15/39	386	408

Pool #719262, 5.00%, 8/15/40	186	199

Pool #720065, 4.50%, 6/15/39	1,279	1,355

Pool #720202, 4.50%, 7/15/39	307	325

Pool #723231, 4.00%, 10/15/39	272	280

Pool #723339, 5.00%, 9/15/39	180	193

Pool #726085, 4.00%, 11/15/24	136	140

Pool #728629, 4.50%, 1/15/40	612	648

Pool #733663, 4.50%, 5/15/40	1,424	1,509

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association I – 0.9% – continued

Pool #736768, 3.00%, 11/15/42	$1,096	$1,084

Pool #737286, 4.50%, 5/15/40	499	528

Pool #737416, 3.50%, 9/15/25	104	107

Pool #738134, 3.50%, 4/15/26	212	218

Pool #738247, 4.50%, 4/15/41	228	240

Pool #745215, 4.00%, 7/15/25	95	98

Pool #747643, 4.50%, 8/15/40	769	813

Pool #760874, 3.50%, 2/15/26	174	179

Pool #768800, 4.50%, 6/15/41	115	121

Pool #773939, 4.00%, 11/15/41	578	603

Pool #778957, 3.50%, 3/15/42	703	716

Pool #782131, 5.50%, 12/15/36	59	65

Pool #782150, 5.50%, 4/15/37	69	76

Pool #782259, 5.00%, 2/15/36	128	138

Pool #782272, 5.50%, 2/15/38	125	138

Pool #782498, 6.00%, 12/15/38	60	67

Pool #782565, 5.00%, 2/15/39	1,381	1,483

Pool #782584, 5.00%, 3/15/39	83	89

Pool #782675, 4.50%, 6/15/24	98	103

Pool #782696, 5.00%, 6/15/39	324	348

Pool #782831, 6.00%, 12/15/39	42	46

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association I – 0.9% – continued

Pool #783176, 4.00%, 11/15/40	$749	$775

Pool #783467, 4.00%, 10/15/41	2,344	2,424

Pool #783740, 2.50%, 12/15/27	281	278

Pool #AA5391, 3.50%, 6/15/42	49	50

Pool #AA6089, 3.00%, 2/15/43	469	464

Pool #AB2761, 3.50%, 8/15/42	191	194

Pool #AB2891, 3.00%, 9/15/42	275	272

Pool #AD8781, 3.00%, 3/15/43	409	404

Pool #AD9016, 3.00%, 4/15/43	484	480

Pool #AL1763, 3.50%, 1/15/45	298	301
		25,499

Government National Mortgage Association II – 7.3%

Pool #3570, 6.00%, 6/20/34	55	62

Pool #3665, 5.50%, 1/20/35	158	175

Pool #3852, 6.00%, 5/20/36	25	28

Pool #3879, 6.00%, 7/20/36	79	90

Pool #3910, 6.00%, 10/20/36	38	42

Pool #3994, 5.00%, 6/20/37	25	27

Pool #4018, 6.50%, 8/20/37	94	108

Pool #4026, 5.00%, 9/20/37	36	38

Pool #4027, 5.50%, 9/20/37	19	20

Pool #4040, 6.50%, 10/20/37	19	22

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #4098, 5.50%, 3/20/38	$117	$126

Pool #4116, 6.50%, 4/20/38	44	51

Pool #4170, 6.00%, 6/20/38	91	102

Pool #4194, 5.50%, 7/20/38	218	237

Pool #4243, 5.00%, 9/20/38	49	53

Pool #4244, 5.50%, 9/20/38	62	67

Pool #4245, 6.00%, 9/20/38	34	38

Pool #4269, 6.50%, 10/20/38	45	50

Pool #4290, 5.50%, 11/20/38	40	43

Pool #4344, 6.00%, 1/20/39	73	83

Pool #4345, 6.50%, 1/20/39	50	55

Pool #4425, 5.50%, 4/20/39	135	146

Pool #4559, 5.00%, 10/20/39	294	317

Pool #4561, 6.00%, 10/20/39	170	192

Pool #4617, 4.50%, 1/20/40	91	95

Pool #4619, 5.50%, 1/20/40	282	305

Pool #4713, 4.50%, 6/20/40	264	278

Pool #4747, 5.00%, 7/20/40	230	248

Pool #4881, 3.50%, 12/20/40	968	983

Pool #4882, 4.00%, 12/20/40	2,226	2,327

Pool #4923, 4.50%, 1/20/41	213	224

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #5050, 4.00%, 5/20/26	$178	$183

Pool #5081, 4.00%, 6/20/41	353	369

Pool #5082, 4.50%, 6/20/41	371	390

Pool #5083, 5.00%, 6/20/41	1,443	1,547

Pool #5114, 4.00%, 7/20/41	1,430	1,495

Pool #5141, 5.00%, 8/20/41	194	207

Pool #5175, 4.50%, 9/20/41	200	210

Pool #5176, 5.00%, 9/20/41	987	1,056

Pool #5202, 3.50%, 10/20/41	551	559

Pool #5203, 4.00%, 10/20/41	349	365

Pool #5232, 3.50%, 11/20/41	1,057	1,073

Pool #5264, 5.50%, 12/20/41	25	27

Pool #5280, 4.00%, 1/20/42	385	403

Pool #5304, 3.50%, 2/20/42	393	399

Pool #5317, 5.50%, 2/20/42	188	206

Pool #5326, 3.00%, 3/20/27	518	521

Pool #5331, 3.50%, 3/20/42	631	641

Pool #626951, 3.00%, 6/20/45	721	711

Pool #737602, 4.00%, 11/20/40	405	421

Pool #752757, 4.50%, 11/20/40	516	550

Pool #755677, 4.00%, 12/20/40	300	310

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #766711, 4.00%, 5/20/42	$1,448	$1,501

Pool #782433, 6.00%, 10/20/38	134	151

Pool #783976, 3.50%, 4/20/43	4,516	4,586

Pool #784345, 3.50%, 7/20/47	1,044	1,059

Pool #AA5970, 3.00%, 1/20/43	1,436	1,419

Pool #AA6054, 3.00%, 2/20/43	2,078	2,051

Pool #AA6149, 3.00%, 3/20/43	1,460	1,440

Pool #AA6160, 3.50%, 3/20/43	516	523

Pool #AA6243, 3.50%, 4/20/43	202	204

Pool #AB9443, 3.50%, 11/20/42	774	783

Pool #AD1755, 3.50%, 2/20/43	873	886

Pool #AD8825, 3.50%, 3/20/43	511	518

Pool #AF5097, 4.00%, 8/20/43	1,522	1,574

Pool #AJ0645, 3.50%, 7/20/44	503	509

Pool #AJ0789, 3.50%, 8/20/45	3,887	3,933

Pool #AJ3643, 4.00%, 10/20/44	957	990

Pool #AK6867, 3.50%, 1/20/45	2,625	2,656

Pool #AO7525, 3.50%, 8/20/45	2,420	2,448

Pool #AO7682, 4.00%, 8/20/45	1,001	1,043

Pool #BB6965, 3.50%, 7/20/47	494	501

Pool #MA0006, 2.50%, 4/20/27	192	190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #MA0022, 3.50%, 4/20/42	$636	$645

Pool #MA0088, 3.50%, 5/20/42	1,425	1,447

Pool #MA0220, 3.50%, 7/20/42	743	754

Pool #MA0318, 3.50%, 8/20/42	1,384	1,405

Pool #MA0321, 5.00%, 8/20/42	362	387

Pool #MA0391, 3.00%, 9/20/42	2,913	2,879

Pool #MA0392, 3.50%, 9/20/42	597	606

Pool #MA0698, 3.00%, 1/20/43	694	686

Pool #MA0850, 2.50%, 3/20/43	253	244

Pool #MA0851, 3.00%, 3/20/43	1,015	1,004

Pool #MA0852, 3.50%, 3/20/43	1,195	1,214

Pool #MA0933, 3.00%, 4/20/43	1,248	1,234

Pool #MA0934, 3.50%, 4/20/43	406	412

Pool #MA1011, 3.00%, 5/20/43	1,201	1,188

Pool #MA1012, 3.50%, 5/20/43	1,072	1,088

Pool #MA1064, 2.50%, 6/20/28	699	692

Pool #MA1089, 3.00%, 6/20/43	1,290	1,276

Pool #MA1224, 3.50%, 8/20/43	961	976

Pool #MA1285, 3.50%, 9/20/43	550	558

Pool #MA1839, 4.00%, 4/20/44	321	332

Pool #MA1920, 4.00%, 5/20/44	346	358

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #MA2224, 4.00%, 9/20/44	$1,842	$1,907

Pool #MA2444, 3.00%, 12/20/44	273	270

Pool #MA2521, 3.50%, 1/20/45	1,101	1,113

Pool #MA2522, 4.00%, 1/20/45	390	404

Pool #MA2677, 3.00%, 3/20/45	604	596

Pool #MA2753, 3.00%, 4/20/45	1,572	1,559

Pool #MA2754, 3.50%, 4/20/45	652	660

Pool #MA2891, 3.00%, 6/20/45	1,710	1,696

Pool #MA2892, 3.50%, 6/20/45	579	586

Pool #MA2935, 3.00%, 7/20/30	962	968

Pool #MA2960, 3.00%, 7/20/45	1,310	1,294

Pool #MA3034, 3.50%, 8/20/45	1,642	1,661

Pool #MA3104, 3.00%, 9/20/45	1,750	1,728

Pool #MA3106, 4.00%, 9/20/45	1,511	1,564

Pool #MA3172, 3.00%, 10/20/45	344	339

Pool #MA3173, 3.50%, 10/20/45	6,937	7,015

Pool #MA3174, 4.00%, 10/20/45	813	842

Pool #MA3244, 3.50%, 11/20/45	1,245	1,259

Pool #MA3245, 4.00%, 11/20/45	2,909	3,011

Pool #MA3310, 3.50%, 12/20/45	2,652	2,682

Pool #MA3378, 4.50%, 1/20/46	1,631	1,714

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #MA3521, 3.50%, 3/20/46	$2,471	$2,499

Pool #MA3522, 4.00%, 3/20/46	684	707

Pool #MA3596, 3.00%, 4/20/46	1,494	1,477

Pool #MA3597, 3.50%, 4/20/46	2,492	2,520

Pool #MA3662, 3.00%, 5/20/46	2,366	2,338

Pool #MA3663, 3.50%, 5/20/46	1,525	1,541

Pool #MA3664, 4.00%, 5/20/46	669	692

Pool #MA3735, 3.00%, 6/20/46	2,859	2,821

Pool #MA3736, 3.50%, 6/20/46	1,996	2,017

Pool #MA3777, 2.50%, 7/20/31	235	231

Pool #MA3778, 3.00%, 7/20/31	302	304

Pool #MA3802, 3.00%, 7/20/46	3,347	3,302

Pool #MA3803, 3.50%, 7/20/46	2,964	2,996

Pool #MA3873, 3.00%, 8/20/46	1,281	1,264

Pool #MA3874, 3.50%, 8/20/46	1,355	1,370

Pool #MA3936, 3.00%, 9/20/46	2,876	2,839

Pool #MA4002, 2.50%, 10/20/46	179	171

Pool #MA4003, 3.00%, 10/20/46	1,905	1,879

Pool #MA4067, 2.50%, 11/20/46	1,361	1,297

Pool #MA4068, 3.00%, 11/20/46	8,990	8,865

Pool #MA4101, 2.50%, 12/20/31	171	168

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Government National Mortgage Association II – 7.3% – continued

Pool #MA4125, 2.50%, 12/20/46	$91	$87

Pool #MA4196, 3.50%, 1/20/47	2,006	2,027

Pool #MA4261, 3.00%, 2/20/47	2,993	2,951

Pool #MA4322, 4.00%, 3/20/47	1,015	1,046

Pool #MA4382, 3.50%, 4/20/47	722	729

Pool #MA4509, 3.00%, 6/20/47	3,005	2,961

Pool #MA4512, 4.50%, 6/20/47	1,499	1,559

Pool #MA4624, 3.00%, 8/20/32	283	285

Pool #MA4652, 3.50%, 8/20/47	2,995	3,027

Pool #MA4719, 3.50%, 9/20/47	4,979	5,032

Pool #MA4778, 3.50%, 10/20/47	3,069	3,101

Pool #MA4838, 4.00%, 11/20/47	490	505

Pool #MA4900, 3.50%, 12/20/47	3,040	3,072

Pool #MA4901, 4.00%, 12/20/47	6,928	7,129

Pool #MA4962, 3.50%, 1/20/48	2,955	2,987

Pool #MA4963, 4.00%, 1/20/48	1,292	1,330

Pool #MA5019, 3.50%, 2/20/48	4,191	4,236

Pool #MA5077, 3/20/48 (1)	1,497	1,513

Pool TBA, 4/18/48 (1)	18,090	18,253
		202,621

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.9% (11) – continued

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	$1,650	$2,166
Total U.S. Government Agencies
(Cost $841,126)		827,332

U.S. GOVERNMENT OBLIGATIONS – 37.3%

U.S. Treasury Bonds – 7.4%

8.75%, 8/15/20	450	516

6.25%, 8/15/23	6,550	7,752

7.63%, 2/15/25	165	216

6.00%, 2/15/26	9,750	12,032

6.13%, 11/15/27	9,000	11,573

6.25%, 5/15/30	6,000	8,142

5.38%, 2/15/31	4,000	5,122

4.50%, 2/15/36	475	587

4.38%, 2/15/38	1,890	2,326

4.50%, 5/15/38	1,700	2,128

3.50%, 2/15/39	6,000	6,592

4.25%, 5/15/39	4,250	5,172

4.50%, 8/15/39	6,000	7,546

4.38%, 11/15/39	7,000	8,668

4.63%, 2/15/40	5,250	6,718

4.38%, 5/15/40	1,000	1,240

3.75%, 8/15/41	4,000	4,558

3.13%, 2/15/42	2,000	2,066

2.75%, 8/15/42	2,500	2,415

3.38%, 5/15/44	5,000	5,377

3.00%, 11/15/44	7,000	7,046

2.50%, 2/15/45	4,000	3,652

3.00%, 5/15/45	13,000	13,082

3.00%, 11/15/45	28,000	28,157

2.50%, 5/15/46	8,000	7,275

2.25%, 8/15/46	5,000	4,307

2.88%, 11/15/46	5,000	4,904

3.00%, 5/15/47	8,000	8,039

2.75%, 8/15/47	10,000	9,557

2.75%, 11/15/47	15,000	14,340

3.00%, 2/15/48	5,000	5,029
		206,134

U.S. Treasury Notes – 29.9%

3.75%, 11/15/18	2,300	2,324

1.50%, 12/31/18	10,000	9,957

1.13%, 1/15/19	5,000	4,962

0.75%, 2/15/19	5,000	4,941

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 37.3% – continued

U.S. Treasury Notes – 29.9% – continued

2.75%, 2/15/19	$18,000	$18,098

1.13%, 2/28/19	20,000	19,823

1.38%, 2/28/19	4,000	3,973

1.50%, 2/28/19	5,000	4,972

1.25%, 4/30/19	20,000	19,806

1.63%, 4/30/19	10,000	9,943

0.88%, 6/15/19	10,000	9,845

1.63%, 6/30/19	10,000	9,932

0.88%, 7/31/19	2,000	1,966

1.38%, 7/31/19	1,000	989

1.63%, 7/31/19	10,000	9,925

3.63%, 8/15/19	18,000	18,336

1.75%, 9/30/19	30,000	29,785

1.00%, 11/15/19	1,000	980

3.38%, 11/15/19	16,000	16,286

1.63%, 12/31/19	2,500	2,473

3.63%, 2/15/20	5,000	5,123

1.38%, 3/31/20	2,280	2,239

1.13%, 4/30/20	3,000	2,928

3.50%, 5/15/20	5,000	5,120

1.38%, 5/31/20	15,000	14,698

1.50%, 5/31/20	20,000	19,651

1.50%, 6/15/20	20,000	19,648

2.63%, 8/15/20	3,000	3,019

1.63%, 10/15/20	25,000	24,550

2.63%, 11/15/20	3,000	3,019

1.63%, 11/30/20	10,000	9,807

1.75%, 12/31/20	10,000	9,834

1.38%, 1/31/21	10,000	9,722

3.63%, 2/15/21	12,000	12,411

1.13%, 2/28/21	29,000	27,967

2.38%, 3/15/21	20,000	19,991

1.38%, 5/31/21	12,000	11,615

1.13%, 6/30/21	20,000	19,186

2.13%, 6/30/21	1,740	1,723

2.13%, 8/15/21	36,000	35,609

2.00%, 11/15/21	700	689

1.88%, 1/31/22	1,500	1,466

1.88%, 3/31/22	10,000	9,760

1.75%, 6/30/22	100,000	96,918

1.63%, 8/15/22	9,000	8,667

1.75%, 9/30/22	3,925	3,794

2.13%, 12/31/22	5,000	4,904

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 37.3% – continued

U.S. Treasury Notes – 29.9% – continued

1.50%, 2/28/23	$10,000	$9,510

2.63%, 2/28/23	20,000	20,061

1.63%, 4/30/23	20,000	19,095

1.63%, 5/31/23	1,000	954

2.75%, 11/15/23	5,000	5,036

2.50%, 5/15/24	20,000	19,833

2.00%, 6/30/24	25,000	24,057

2.38%, 8/15/24	9,000	8,848

2.25%, 11/15/24	3,000	2,921

2.75%, 2/28/25	15,000	15,063

2.25%, 11/15/25	9,525	9,219

1.63%, 2/15/26	29,660	27,364

1.63%, 5/15/26	5,000	4,599

2.25%, 8/15/27	15,000	14,382

2.25%, 11/15/27	20,000	19,158

2.75%, 2/15/28	45,000	45,023
		828,497
Total U.S. Government Obligations
(Cost $1,042,830)		1,034,631

MUNICIPAL BONDS – 0.7%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	128

California – 0.3%

Bay Area Toll Bridge Authority Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	224

Bay Area Toll Bridge Authority Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	224

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	153
7.30%, 10/1/39	920	1,341
7.63%, 3/1/40	405	617
7.60%, 11/1/40	400	619

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

California – 0.3% – continued

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	$200	$207

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	891

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	390

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	222

Los Angeles Department of Airports Direct Pay Revenue Bonds, Build America Bonds, 6.58%, 5/15/39	250	324

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	290	388

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	415

Metropolitan Water District of Southern California Revenue Bonds, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	109

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	137

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	109

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	191
		6,561

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	$300	$355

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	36

Florida – 0.0%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 2.11%, 7/1/18	500	500

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	100	123

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	70	87
7.06%, 4/1/57	300	360
		570

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	300	396

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	177

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	661
		1,234

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	275

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

Massachusetts – 0.0% – continued

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	$100	$123
		398

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	118

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	376

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	296
		672

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	254

New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 6.10%, 12/15/28	300	314

New Jersey State Turnpike Authority Taxable Revenue Bonds, Series F, Build America Bonds, 7.41%, 1/1/40	125	184

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	145	174
		926

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	75	113

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

New York – 0.1% – continued

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.69%, 11/15/40	$100	$135
6.81%, 11/15/40	60	82

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	262
5.72%, 6/15/42	250	326

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	365

New York G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	123
5.85%, 6/1/40	85	109

New York State Dormitory Authority Personal Income Taxable Revenue Bonds, Series F, Build America Bonds, 5.63%, 3/15/39	75	91

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	308

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	100	120

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	246

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	445

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/1/40	200	254

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

New York – 0.1% – continued

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	$250	$292
		3,271

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	200	272

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	506

Northeast Regional Sewer District Improvement Taxable Revenue Bonds, Build America Bonds, 6.04%, 11/15/40	145	157

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	223

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11 (6)	200	218

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	100
		1,476

Oregon – 0.0%

Oregon State Department of Transportation Highway User Taxable Revenue Bonds, Series A, Subordinate Lien, Build America Bonds, 5.83%, 11/15/34	200	249

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	218

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	$100	$136

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	216

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF-Gtd.), 6.45%, 2/15/35	200	219

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	270	315

North Texas Tollway Authority Revenue Bonds, Series B, Build America Bonds, 6.72%, 1/1/49	125	184

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	261

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	256

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	351

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	115
		1,917

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	97

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & TRB, Build America Bonds, 5.49%, 11/1/39	80	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.7% – continued

Washington – 0.0% – continued

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	$100	$126

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	120
		345
Total Municipal Bonds
(Cost $15,610)		19,207

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (12)(13)	50,000	$–
Total Other
(Cost $39)		–

INVESTMENT COMPANIES – 4.1%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (14)(15)	113,294,212	113,294
Total Investment Companies
(Cost $113,294)		113,294

Total Investments – 103.4%
(Cost $2,879,281)		2,862,887

Liabilities less Other Assets – (3.4%)		(92,941)
NET ASSETS – 100.0%		$2,769,946

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(2)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(5)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(6)	Century bond maturing in 2111.
(7)	Century bond maturing in 2114.
(8)	Century bond maturing in 2116.
(9)	Century bond maturing in 2112.
(10)	Zero coupon bond.
(11)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(12)	Issuer has defaulted on terms of debt obligation.
(13)	Level 3 asset that is worthless, bankrupt or has been delisted.
(14)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(15)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	44.1%
U.S. Agency	21.0
AAA	3.8
AA	2.8
A	12.0
BBB	12.3
Cash Equivalents	4.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$46,101	$–	$46,101
Corporate Bonds (1)	–	609,777	–	609,777
Foreign Issuer Bonds (1)	–	212,545	–	212,545
U.S. Government Agencies (1)	–	827,332	–	827,332
U.S. Government Obligations (1)	–	1,034,631	–	1,034,631
Municipal Bonds (1)	–	19,207	–	19,207
Investment Companies	113,294	–	–	113,294
Total Investments	$113,294	$2,749,593	$–	$2,862,887

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

PSF - Permanent School Fund

TBA - To Be Announced

TRB - Tax Revenue Bonds

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9%

U.S. Treasury Bonds – 17.0%

6.00%, 2/15/26	$10	$12

6.50%, 11/15/26	75	97

6.38%, 8/15/27	65	85

6.13%, 11/15/27	75	96

5.50%, 8/15/28	50	62

5.25%, 11/15/28	100	123

6.13%, 8/15/29	50	66

6.25%, 5/15/30	75	102

5.38%, 2/15/31	200	256

4.50%, 2/15/36	190	235

4.75%, 2/15/37	25	32

5.00%, 5/15/37	100	132

4.38%, 2/15/38	50	61

4.50%, 5/15/38	95	119

3.50%, 2/15/39	210	231

4.25%, 5/15/39	100	122

4.50%, 8/15/39	175	220

4.38%, 11/15/39	150	186

4.63%, 2/15/40	185	237

4.38%, 5/15/40	190	235

3.88%, 8/15/40	100	116

4.25%, 11/15/40	175	214

4.75%, 2/15/41	195	255

4.38%, 5/15/41	190	236

3.75%, 8/15/41	150	171

3.13%, 11/15/41	195	201

3.13%, 2/15/42	200	207

3.00%, 5/15/42	255	258

2.75%, 8/15/42	180	174

2.75%, 11/15/42	315	304

3.13%, 2/15/43	355	366

2.88%, 5/15/43	425	419

3.63%, 8/15/43	400	448

3.75%, 11/15/43	480	548

3.63%, 2/15/44	400	448

3.38%, 5/15/44	450	484

3.13%, 8/15/44	525	541

3.00%, 11/15/44	455	458

2.50%, 2/15/45	500	456

3.00%, 5/15/45	450	453

2.88%, 8/15/45	425	417

3.00%, 11/15/45	480	483

2.50%, 2/15/46	400	364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Bonds – 17.0% – continued

2.50%, 5/15/46	$475	$432

2.25%, 8/15/46	375	323

2.88%, 11/15/46	450	441

3.00%, 2/15/47	400	402

3.00%, 5/15/47	400	402

2.75%, 8/15/47	450	430

2.75%, 11/15/47	450	430

3.00%, 2/15/48	275	277
		13,867

U.S. Treasury Notes – 81.9%

0.88%, 4/15/19	300	296

1.25%, 4/30/19	300	297

1.63%, 4/30/19	300	298

0.88%, 5/15/19	200	197

3.13%, 5/15/19	350	354

1.13%, 5/31/19	150	148

1.25%, 5/31/19	300	297

1.50%, 5/31/19	350	347

0.88%, 6/15/19	150	148

1.25%, 6/30/19	350	346

1.63%, 6/30/19	550	546

0.75%, 7/15/19	400	393

0.88%, 7/31/19	115	113

1.38%, 7/31/19	250	247

1.63%, 7/31/19	400	397

0.75%, 8/15/19	300	294

3.63%, 8/15/19	300	306

1.00%, 8/31/19	175	172

1.25%, 8/31/19	500	493

1.63%, 8/31/19	250	248

0.88%, 9/15/19	250	245

1.00%, 9/30/19	175	172

1.38%, 9/30/19	300	296

1.75%, 9/30/19	300	298

1.00%, 10/15/19	250	245

1.50%, 10/31/19	700	692

1.00%, 11/15/19	275	270

3.38%, 11/15/19	400	407

1.00%, 11/30/19	105	103

1.50%, 11/30/19	500	494

1.75%, 11/30/19	300	298

1.38%, 12/15/19	250	246

1.13%, 12/31/19	150	147

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 81.9% – continued

1.63%, 12/31/19	$350	$346

1.88%, 12/31/19	250	248

1.38%, 1/15/20	250	246

1.25%, 1/31/20	400	393

1.38%, 1/31/20	350	344

2.00%, 1/31/20	300	299

1.38%, 2/15/20	200	197

3.63%, 2/15/20	500	512

1.25%, 2/29/20	350	343

1.38%, 2/29/20	150	147

2.25%, 2/29/20	500	500

1.63%, 3/15/20	250	247

1.13%, 3/31/20	250	244

1.38%, 3/31/20	200	196

2.25%, 3/31/20	500	500

1.50%, 4/15/20	100	98

1.13%, 4/30/20	250	244

1.38%, 4/30/20	350	343

1.50%, 5/15/20	300	295

3.50%, 5/15/20	350	358

1.38%, 5/31/20	300	294

1.50%, 5/31/20	350	344

1.50%, 6/15/20	250	246

1.63%, 6/30/20	550	541

1.50%, 7/15/20	350	343

1.63%, 7/31/20	600	590

2.00%, 7/31/20	200	198

1.50%, 8/15/20	250	245

2.63%, 8/15/20	300	302

1.38%, 8/31/20	450	440

2.13%, 8/31/20	335	333

1.38%, 9/15/20	250	244

1.38%, 9/30/20	700	683

1.63%, 10/15/20	200	196

1.38%, 10/31/20	305	297

1.75%, 10/31/20	380	374

1.75%, 11/15/20	250	246

2.63%, 11/15/20	585	589

1.63%, 11/30/20	500	490

2.00%, 11/30/20	325	322

1.88%, 12/15/20	250	247

1.75%, 12/31/20	265	261

2.38%, 12/31/20	200	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 81.9% – continued

2.00%, 1/15/21	$300	$297

1.38%, 1/31/21	325	316

2.13%, 1/31/21	175	174

2.25%, 2/15/21	375	374

3.63%, 2/15/21	550	569

1.13%, 2/28/21	250	241

2.00%, 2/28/21	390	386

2.38%, 3/15/21	300	300

1.25%, 3/31/21	400	387

2.25%, 3/31/21	350	348

1.38%, 4/30/21	300	291

2.25%, 4/30/21	375	373

3.13%, 5/15/21	275	281

1.38%, 5/31/21	400	387

2.00%, 5/31/21	350	345

1.13%, 6/30/21	350	336

2.13%, 6/30/21	350	347

1.13%, 7/31/21	300	287

2.25%, 7/31/21	325	323

2.13%, 8/15/21	500	495

1.13%, 8/31/21	300	287

2.00%, 8/31/21	250	246

1.13%, 9/30/21	350	334

2.13%, 9/30/21	350	346

1.25%, 10/31/21	350	335

2.00%, 10/31/21	400	394

2.00%, 11/15/21	475	467

1.75%, 11/30/21	400	390

1.88%, 11/30/21	250	245

2.00%, 12/31/21	400	393

2.13%, 12/31/21	225	222

1.50%, 1/31/22	250	241

1.88%, 1/31/22	300	293

2.00%, 2/15/22	425	417

1.75%, 2/28/22	250	243

1.88%, 2/28/22	400	391

1.75%, 3/31/22	260	253

1.88%, 3/31/22	400	390

1.75%, 4/30/22	450	437

1.88%, 4/30/22	250	244

1.75%, 5/15/22	375	364

1.75%, 5/31/22	400	388

1.88%, 5/31/22	300	292

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 81.9% – continued
1.75%, 6/30/22	$400	$388
2.13%, 6/30/22	350	344
1.88%, 7/31/22	400	389
2.00%, 7/31/22	200	196
1.63%, 8/15/22	350	337
1.63%, 8/31/22	350	337
1.88%, 8/31/22	375	365
1.75%, 9/30/22	395	382
1.88%, 9/30/22	300	292
1.88%, 10/31/22	375	364
2.00%, 10/31/22	300	293
1.63%, 11/15/22	555	533
2.00%, 11/30/22	700	683
2.13%, 12/31/22	525	515
1.75%, 1/31/23	275	265
2.38%, 1/31/23	400	397
2.00%, 2/15/23	475	463
1.50%, 2/28/23	450	428
2.63%, 2/28/23	600	602
1.50%, 3/31/23	200	190
2.50%, 3/31/23	350	349
1.63%, 4/30/23	325	310
1.75%, 5/15/23	725	696
1.63%, 5/31/23	200	191
1.38%, 6/30/23	350	329
1.25%, 7/31/23	300	280
2.50%, 8/15/23	300	299
1.38%, 8/31/23	250	235
1.38%, 9/30/23	350	328
1.63%, 10/31/23	300	285
2.75%, 11/15/23	600	604
2.13%, 11/30/23	300	292
2.25%, 12/31/23	250	245
2.25%, 1/31/24	400	392
2.75%, 2/15/24	550	553
2.13%, 2/29/24	300	292
2.13%, 3/31/24	250	243
2.00%, 4/30/24	350	337
2.50%, 5/15/24	725	719
2.00%, 5/31/24	300	289
2.00%, 6/30/24	350	337
2.13%, 7/31/24	350	339
2.38%, 8/15/24	725	713

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.9% – continued

U.S. Treasury Notes – 81.9% – continued
1.88%, 8/31/24	$350	$334
2.13%, 9/30/24	300	290
2.25%, 10/31/24	350	341
2.25%, 11/15/24	750	730
2.13%, 11/30/24	300	290
2.25%, 12/31/24	350	341
2.50%, 1/31/25	300	297
2.00%, 2/15/25	775	742
2.75%, 2/28/25	350	351
2.63%, 3/31/25	300	299
2.13%, 5/15/25	650	626
2.00%, 8/15/25	800	762
2.25%, 11/15/25	645	624
1.63%, 2/15/26	700	646
1.63%, 5/15/26	750	690
1.50%, 8/15/26	720	654
2.00%, 11/15/26	750	707
2.25%, 2/15/27	650	625
2.38%, 5/15/27	750	728
2.25%, 8/15/27	700	671
2.25%, 11/15/27	650	623
2.75%, 2/15/28	500	500
		66,735
Total U.S. Government Obligations
(Cost $81,850)		80,602

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.9%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (1)(2)	1,542,818	$1,543
Total Investment Companies
(Cost $1,543)		1,543

Total Investments – 100.8%
(Cost $83,393)		82,145

Liabilities less Other Assets – (0.8%)		(668)
NET ASSETS – 100.0%		$81,477

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	98.1%
Cash Equivalents	1.9
Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$–	$80,602	$–	$80,602
Investment Companies	1,543	–	–	1,543
Total Investments	$1,543	$80,602	$–	$82,145

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2018

investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2018, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Bond Index Fund as of March 31, 2018.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Bond Index	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$4,184	$(4,184)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Bond Index	$5,562	$–
U.S. Treasury Index	379	332

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2018

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Bond Index	$–	$962	$–	$(16,555)

U.S. Treasury Index	–	20	–	$(1,472)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$–	$69,389	$–

U.S. Treasury Index	–	1,638	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$–	$72,010	$1,562

U.S. Treasury Index	–	1,913	385

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2018, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Bond Index	0.13%	0.15%
U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2018. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). Prior to November 29, 2017, the uninvested cash of the of the Bond Index Fund was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2018

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$1,274,855	$204,009	$938,719	$202,060
U.S. Treasury Index	31,621	–	57,542	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF INVESTMENTS
Bond Index	$38,881	$(55,436)	$(16,555)	$2,879,442
U.S. Treasury Index	341	(1,813)	(1,472)	83,617

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	88,342	$926,135	1,942	$20,387	(59,965)	$(631,564)	30,319	$314,958
U.S. Treasury Index	1,194	25,496	76	1,611	(2,483)	(53,031)	(1,213)	(25,924)

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	84,889	$909,368	2,016	$21,406	(93,362)	$(988,988)	(6,457)	$(58,214)
U.S. Treasury Index	1,970	42,968	105	2,282	(2,570)	(55,790)	(495)	(10,540)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Bond Index	Northern Institutional Funds - Government Assets Portfolio*	$62,917	$303,897	$366,814	$–	$–	$291	$–	–

	Northern Institutional Funds - U.S. Government Portfolio	–	273,475	160,181	–	–	388	113,294	113,294
	Total	$62,917	$577,372	$526,995	$–	$–	$679	$113,294	113,294

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio	$805	$24,909	$24,171	$–	$–	$4	$1,543	1,543

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of two separate portfolios of Northern Funds (the “Funds”) comprising the Bond Index Fund and U.S. Treasury Index Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios constituting the Northern Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — There were no long-term capital gain distributions paid during the fiscal year ended March 31, 2018.

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 90), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.15%	$1,000.00	$988.50	$0.74
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.17%	$1,000.00	$987.50	$0.84
Hypothetical	0.17%	$1,000.00	$1,024.08	$0.86

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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FIXED INCOME INDEX FUNDS

(UNAUDITED)	MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

FIXED INCOME INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2,3,4

U.S. TREASURY INDEX FUND1,2,4

1	Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2	Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3	U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4	Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

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FIXED INCOME INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

35	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

40	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

48	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

70	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

83	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

98	NOTES TO THE FINANCIAL STATEMENTS

106	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

107	TAX INFORMATION

108	FUND EXPENSES

110	TRUSTEES AND OFFICERS

114	INVESTMENT CONSIDERATIONS

116	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month period ended March 31, 2018, the U.S. Federal Reserve moved forward on its policy of removing monetary accommodation by hiking its benchmark rate three times and beginning to shrink its balance sheet. Driving the U.S. Federal Reserve’s actions were sustained economic expansion, robust corporate earnings and tentative signs of wage pressures. These developments were partly attributable to a lowering of U.S. tax rates and increased fiscal spending. In response, the U.S. Treasury yield curve flattened notably during the period, with short-end rates climbing significantly, while long-end rates actually declined slightly. The tax-exempt yield curve mirrored these movements, though to a lesser degree. Municipals outperformed their taxable counterparts, as demand remained resilient and supply slowed following a record-breaking level of issuance at the end of 2017.

For the 12-month period ended March 31, 2018, the Arizona Tax-Exempt Fund returned 1.95%, compared to 2.22% for its benchmark, the Bloomberg Barclays Arizona Municipal Bond Index. We modestly increased duration during the period, helping to boost return relative to the benchmark. Our underweight to long-dated Arizona securities within our barbelled maturity positioning constrained performance relative to the benchmark, as these maturities were top performers. In addition, the Fund’s meaningfully higher credit profile versus the benchmark detracted from returns, as lower-rated securities outperformed. At the end of the period, the Fund had less than 6% exposure to A-rated credits and no exposure to BBB-rated bonds. We continue to favor defensive coupon and call structures.

Going forward, we will continue to monitor the U.S. Federal Reserve for any changes in expectations regarding additional rate hikes under its new Chairman, Jerome Powell. In addition, we will closely track market-impacting comments from Washington D.C. In particular, we will monitor expected Arizona supply for any opportunities presented by changes in issuance patterns. In actively managing the Fund, we will look to enhance returns by capitalizing on technical imbalances in the Arizona market.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
ARIZONA TAX-EXEMPT FUND	1.95%	2.47%	4.23%	4.50%
BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX	2.22	2.72	4.52	4.82

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month period ended March 31, 2018, the U.S. Federal Reserve moved forward on its policy of removing monetary accommodation by hiking its benchmark rate three times and beginning to shrink its balance sheet. Driving the U.S. Federal Reserve’s actions were sustained economic expansion, robust corporate earnings and tentative signs of wage pressures. These developments were partly attributable to a lowering of U.S. tax rates and increased fiscal spending. In response, the U.S. Treasury yield curve flattened notably during the period, with short-end rates climbing significantly, while long-end rates actually declined slightly. The tax-exempt yield curve mirrored these movements, though to a lesser degree. Municipals outperformed their taxable counterparts, as demand remained resilient and supply slowed following a record-breaking level of issuance at the end of 2017.

For the 12-month period ended March 31, 2018, the California Intermediate Tax-Exempt Fund returned 1.67%, compared to 1.45% for the Fund’s benchmark, the Bloomberg Barclays California Intermediate Municipal Bond Index. We modestly increased duration during the period, helping to boost return relative to the benchmark. Our overweight to long-dated California securities within our barbelled maturity positioning aided the Fund’s performance relative to the benchmark, as these maturities were better performers. However, the Fund’s considerably higher credit quality versus its benchmark and peers detracted from the Fund’s returns, as lower-rated securities outperformed by a wide margin. At the end of the period, the Fund had less than 5% exposure to A-rated credits and no exposure to BBB-rated bonds. We continue to favor defensive coupon and call structures.

Going forward, we will continue to monitor the U.S. Federal Reserve for any changes in expectations regarding additional rate hikes under its new Chairman, Jerome Powell. In addition, we will closely track market-impacting comments from Washington D.C. In particular, we will monitor expected California supply for any opportunities presented by changes in issuance patterns. In actively managing the Fund, we will look to enhance returns by capitalizing on technical imbalances in the California market.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	1.67%	2.21%	3.77%	4.00%
BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	1.45	2.28	4.24	4.64

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month period ended March 31, 2018, the U.S. Federal Reserve moved forward on its policy of removing monetary accommodation by hiking its benchmark rate three times and beginning to shrink its balance sheet. Driving the U.S. Federal Reserve’s actions were sustained economic expansion, robust corporate earnings and tentative signs of wage pressures. These developments were partly attributable to a lowering of tax rates and increased fiscal spending. In response, the Treasury yield curve flattened notably during the period, with short-end rates climbing significantly, while long-end rates actually declined slightly. The tax-exempt yield curve mirrored these movements, though to a lesser degree. Municipals outperformed their taxable counterparts, as demand remained resilient and supply slowed following a record-breaking level of issuance at the end of 2017.

For the 12-month period ended March 31, 2018, the California Tax-Exempt Fund returned 2.69%, compared to 2.88% for the Fund’s benchmark, the Bloomberg Barclays California Municipal Bond Index. We modestly increased duration during the period, helping to boost return relative to the benchmark. Our underweight to long-dated California securities within our barbelled maturity positioning constrained the Fund’s performance relative to the benchmark, as these maturities were top performers. In addition, the Fund’s meaningfully higher credit profile versus the benchmark detracted from the Fund’s returns, as lower-rated securities outperformed. At the end of the period, the Fund had less than 6% exposure to A-rated credits and no exposure to BBB-rated bonds. We continue to favor defensive coupon and call structures.

Going forward, we will continue to monitor the U.S. Federal Reserve for any changes in expectations regarding additional rate hikes under its new Chairman, Jerome Powell. In addition, we will closely track market-impacting comments from Washington D.C. In particular, we will monitor expected California supply for any opportunities presented by changes in issuance patterns. In actively managing the Fund, we will seek to enhance returns by capitalizing on technical imbalances in the California market.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97
CALIFORNIA TAX-EXEMPT FUND	2.69%	3.28%	5.24%	5.28%
BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	2.88	3.08	4.72	5.16

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economic growth was sustained during the 12-month period ended March 31, 2018, as companies posted improved earnings results while inflation remained relatively subdued. The U.S. Federal Reserve implemented three incremental increases in its benchmark overnight lending rate during the period, leaving the Federal funds target rate range at 1.50%-1.75% as of March 31, 2018, and began to reduce its balance sheet. Longer-term U.S. Treasury yields moved higher in the first quarter of 2018 on stepped-up inflation expectations.

The municipal bond market posted positive returns, and high-yield municipals outperformed investment-grade municipals. Municipal returns were supported early in the period by positive municipal bond fund inflows. Market participants focused on Puerto Rico, which filed for Title III bankruptcy in May of 2017, and on the prospective passage of budgets in troubled states including Connecticut, New Jersey, Pennsylvania and especially Illinois. Puerto Rico credits moved dramatically lower in September 2017 as a result of the damage from Hurricane Irma. In late 2017, the municipal market was roiled by various U.S. tax reform proposals. As a result, new-issue supply increased substantially, with December 2017 breaking records for the highest monthly issuance ever. Entering 2018, investors anticipated strong municipal market returns as new-issue supply was down significantly in January. However, rising U.S. Treasury yields, large scale selling from bank portfolios and the supply overhang from December 2017 pushed municipal yields higher in January 2018 and February 2018, before they retraced to a degree at the end of March 2018.

For the 12-month period ended March 31, 2018, the Fund posted a 4.03% return, versus the 3.83% return of its benchmark, the Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. Fund returns were boosted by strong performance in the health care, tobacco and higher education sectors. High yield outperformed investment-grade municipal securities in the period. As a result, the Fund’s underweight to credits rated below BBB, along with its underweight to lower quality general obligation debt, constrained the Fund’s performance. The Fund experienced a high level of holdings that were pre-refunded to shorter call dates, muting the Fund’s performance as rising interest rates in the shorter portion of the yield curve led those issues to underperform.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD MUNICIPAL FUND	4.03%	3.33%	4.15%	3.81%
BLOOMBERG BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	3.83	3.21	4.88	4.91

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Intermediate Tax-Exempt Fund returned 1.75% during the past 12-month period ended March 31, 2018, compared with its benchmark, the Bloomberg Barclays Intermediate Municipal Bond Index, return of 1.41%. The Fund’s outperformance was driven by moderately defensive duration positioning as well as by yield curve decisions. During the period, the municipal yield curve flattened as short and intermediate yields increased more than longer-term yields. The U.S. Federal Reserve raised short-term rates three times by 25 basis points each during the period. The U.S. Federal Reserve also initiated its much anticipated balance sheet reduction. Improved global growth and strong labor conditions were the main factors behind the U.S. Federal Reserve’s moderate tightening of monetary policy. Inflation thus far has remained quiescent, and continues to be below the U.S. Federal Reserve’s target of 2%. Tax-exempt bonds outperformed their taxable counterparts during the period as technical factors, such as supply and demand, were quite positive. Municipal supply, despite a huge tax-related push in December 2017, remained conservative in terms of their borrowing, and demand from major market participants has continued to be firm.

The Intermediate Tax-Exempt Fund emphasizes high quality tax-free revenue and general obligation bonds, while utilizing an active relative value management style. On a sector basis, significant portfolio holdings include transportation, sales tax and water/sewer bonds. General obligation bond selection is made with a strong focus on quality, and criteria that include budget and pension status. In terms of portfolio quality, over 90% of the Fund’s holdings were in the AAA or AA categories as of March 31, 2018. Additionally, the Fund’s duration has recently ranged between 3.75 and 4.25 years, moderately shorter than the Index. Also, the maturity spectrum of the Fund’s holdings was broader than the benchmark. During the 12-month period, the Fund’s duration and yield curve positioning contributed to performance.

We believe that the Fund is well positioned with cash/short-term holdings to take advantage of upcoming investment opportunities as the Fund seeks to maximize tax-free income in a high quality portfolio with intermediate interest rate risk.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERMEDIATE TAX-EXEMPT FUND	1.75%	1.98%	3.51%	4.11%
BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	1.41	2.16	4.08	4.95

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In response to continued economic improvement and solid employment readings, the U.S. Federal Reserve boosted short-term rates in three 25-basis-point increments during the 12-month period ended March 31, 2018, to a target range of 1.50%-1.75%. In addition, in October 2017 the U.S. Federal Reserve began the process of reducing its bond holdings. U.S. Treasury yields out through 10-year maturities rose over the period, while longer-term yields declined modestly in response to muted inflation readings and lower yields in other developed countries.

Tax-exempt yields moved in sympathy with U.S. Treasuries, but municipals outperformed their U.S. Treasury counterparts. Heavy municipal new-issue supply throughout most of the period was met with strong, diverse demand. After causing new-issue supply to spike in late 2017, the tax reform enacted may put downward pressure on municipal issuance as it eliminated an issuer’s ability to advance refund an outstanding issue with tax-exempt debt. This form of financing represented roughly 15% of tax-exempt issuance over the past few years. The municipal yield curve flattened significantly as U.S. Federal Reserve action pressured short maturity yields higher, while strong demand drove long maturity yields modestly lower.

For the 12-month period ended March 31, 2018, the Fund returned 0.07% compared to a 0.53% return for its benchmark, the Bloomberg Barclays 1-5 Year Blend Municipal Bond Index. The Fund’s more conservative profile with respect to credit quality was the primary detractor from relative performance, as lower-tier investment grade credits outperformed. The Fund’s positive return in a rising rate environment was due in large part to yield curve positioning, management of overall duration, and tactical trading strategies. We focused on purchasing one-year and five- to eight-year maturities, while reducing exposure to the two- to four-year maturity range as we viewed that part of the yield curve as overvalued. Although we generally maintained a slightly defensive duration profile versus the benchmark, we took advantage of periods of elevated market volatility to tactically extend interest rate exposure. Lastly, we focused on premium coupon bonds, which we believe are better able to hold their value in a rising rate environment.

PORTFOLIO MANAGER*

SCOTT COLBY With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/22/07
SHORT-INTERMEDIATE TAX-EXEMPT FUND	0.07%	0.61%	1.62%	1.87%
BLOOMBERG BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	0.53	1.10	2.36	2.71

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

*	Effective May 9, 2018 Mr. Colby is the portfolio manager of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Fund returned 2.57% during the 12-month period ended March 31, 2018, compared with its benchmark return of 2.66%. The Fund’s slight underperformance was driven by its credit quality which, was higher than that of the index. The Fund’s BBB and A exposures were much lower than the benchmark, and lower-rated credits outperformed during the period. Over the 12-month period, the municipal yield curve flattened as short and intermediate yields increased more than longer-term yields. The U.S. Federal Reserve raised short-term rates three times by 25 basis points each during the period. The U.S. Federal Reserve also initiated its much anticipated balance sheet reduction. Improved global growth and strong labor conditions were the main factors behind the U.S. Federal Reserve’s moderate tightening of monetary policy. Inflation thus far has remained quiescent, and continues to be below the U.S. Federal Reserve’s target of 2%. Tax-exempt bonds outperformed their taxable counterparts during the period as technical factors such as supply and demand were quite positive. Municipal supply, despite a huge tax-related push in December 2017, were manageable as most state and local governments remained conservative in terms of their borrowing, and demand from major market participants has continued to be firm.

The Intermediate Tax-Exempt Fund emphasizes high quality tax-free revenue and general obligation bonds, while utilizing an active relative value management style. On a sector basis, significant portfolio holdings include transportation, sales tax and water/sewer bonds. General obligation bond selection is made with a strong focus on quality, and criteria that include budget and pension status. In terms of portfolio quality, over 85% of the Fund’s holdings were in the AAA or AA categories as of March 31, 2018. Additionally, the Fund’s duration has recently ranged between 4.75 and 5.25 years, moderately shorter than the Index. Also, the maturity spectrum of the Fund’s holdings was broader than the benchmark. During the 12-month period ended March 31, 2018, the Fund’s duration and yield curve positioning contributed to performance.

We believe that the Fund is well positioned with cash/short-term holdings to take advantage of upcoming investment opportunities as the Fund seeks to maximize tax-free income in a high quality portfolio with intermediate interest rate risk.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
TAX-EXEMPT FUND	2.57%	2.80%	4.45%	4.93%
BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX	2.66	2.73	4.40	5.24

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 114.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
ASSETS:
Investments, at value	$107,984	$481,158	$175,172
Investments in affiliates, at value	2,678	25,859	13,485
Interest income receivable	1,078	5,208	1,741
Receivable for securities sold	–	–	–
Receivable for fund shares sold	–	537	348
Receivable from investment adviser	3	5	5
Prepaid and other assets	2	1	2
Total Assets	111,745	512,768	190,753
LIABILITIES:
Payable for securities purchased	–	–	–
Payable for when-issued securities	–	17,762	9,179
Payable for fund shares redeemed	19	352	136
Distributions payable to shareholders	48	181	90
Payable to affiliates:
Management fees	9	41	15
Custody fees	2	3	2
Shareholder servicing fees	16	26	28
Transfer agent fees	1	1	1
Trustee fees	3	3	4
Accrued other liabilities	26	27	26
Total Liabilities	124	18,396	9,481
Net Assets	$111,621	$494,372	$181,272
ANALYSIS OF NET ASSETS:
Capital stock	$111,403	$493,567	$175,801
Accumulated undistributed net investment loss	(10)	(4)	(1)
Accumulated undistributed net realized loss	(1,083)	(2,501)	(1,905)
Net unrealized appreciation (depreciation)	1,311	3,310	7,377
Net Assets	$111,621	$494,372	$181,272
Shares Outstanding ($.0001 par value, unlimited authorization)	10,704	47,235	15,895
Net Asset Value, Redemption and Offering Price Per Share	$10.43	$10.47	$11.40
Investments, at cost	$106,673	$477,848	$167,795
Investments in affiliates, at cost	2,678	25,859	13,485

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$396,268	$2,499,781	$836,049	$1,033,108
10,853	438,135	76,241	38,519
5,793	32,944	10,838	13,045
–	–	647	–
59	2,740	395	1,315
3	40	11	8
2	13	2	8
412,978	2,973,653	924,183	1,086,003

–	–	1,871	–
–	35,799	9,242	9,636
46	1,362	3,570	464
230	873	165	488

61	237	75	89
3	8	4	4
7	143	28	27
1	9	3	3
4	13	4	7
27	69	28	27
379	38,513	14,990	10,745
$412,599	$2,935,140	$909,193	$1,075,258

$416,628	$2,952,566	$913,863	$1,075,157
(1)	(197)	(170)	(256)
(19,855)	(20,335)	(310)	(9,578)
15,827	3,106	(4,190)	9,935
$412,599	$2,935,140	$909,193	$1,075,258
47,504	283,024	89,160	102,527
$8.69	$10.37	$10.20	$10.49
$380,441	$2,496,675	$840,239	$1,023,173
10,853	438,135	76,241	38,519

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest Income	$3,559	$14,433
Dividend income from investments in affiliates	83	175
Total Investment Income	3,642	14,608
EXPENSES:
Management fees	467	2,053
Custody fees	22	60
Transfer agent fees	16	71
Registration fees	13	11
Printing fees	20	20
Professional fees	38	38
Shareholder servicing fees	61	99
Trustee fees	10	10
Other	14	15
Total Expenses	661	2,377
Less expenses reimbursed by investment adviser	(157)	(213)
Net Expenses	504	2,164
Net Investment Income	3,138	12,444
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	656	2,101
Net changes in unrealized appreciation (depreciation) on:
Investments	(1,945)	(7,074)
Net Gains (Losses)	(1,289)	(4,973)
Net Increase in Net Assets Resulting from Operations	$1,849	$7,471

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2018

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,721	$21,659	$66,186	$15,958	$37,526
145	89	2,822	784	439
6,866	21,748	69,008	16,742	37,965

774	3,517	11,756	4,352	4,578
30	56	299	114	123
27	69	417	152	160
11	26	24	24	19
20	20	70	22	20
38	38	72	37	38
113	27	583	119	106
9	10	38	10	9
14	15	48	14	15
1,036	3,778	13,307	4,844	5,068
(211)	(109)	(731)	(274)	(262)
825	3,669	12,576	4,570	4,806
6,041	18,079	56,432	12,172	33,159

840	2,048	15,468	2,200	5,033

(2,104)	(1,335)	(23,328)	(13,352)	(11,012)
(1,264)	713	(7,860)	(11,152)	(5,979)
$4,777	$18,792	$48,572	$1,020	$27,180

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2018	2017	2018	2017
OPERATIONS:
Net investment income	$3,138	$3,141	$12,444	$12,338
Net realized gains (losses)	656	(897)	2,101	(1,283)
Net change in unrealized depreciation	(1,945)	(3,336)	(7,074)	(16,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,849	(1,092)	7,471	(5,714)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	9,982	(984)	29,019	(15,044)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,982	(984)	29,019	(15,044)
DISTRIBUTIONS PAID:
From net investment income	(3,138)	(3,141)	(12,444)	(12,338)
From net realized gains	–	(1,350)	–	(4,730)
Total Distributions Paid	(3,138)	(4,491)	(12,444)	(17,068)
Total Increase (Decrease) in Net Assets	8,693	(6,567)	24,046	(37,826)
NET ASSETS:
Beginning of year	102,928	109,495	470,326	508,152
End of year	$111,621	$102,928	$494,372	$470,326
Accumulated Undistributed Net Investment Loss	$(10)	$(10)	$(4)	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$6,041	$5,795	$18,079	$21,714	$56,432	$61,415	$12,172	$13,124	$33,159	$33,748
840	(1,367)	2,048	(9,446)	15,468	(12,112)	2,200	448	5,033	(7,235)
(2,104)	(6,792)	(1,335)	(18,226)	(23,328)	(76,755)	(13,352)	(14,773)	(11,012)	(32,918)
4,777	(2,364)	18,792	(5,958)	48,572	(27,452)	1,020	(1,201)	27,180	(6,405)

4,679	(1,657)	(64,949)	(71,396)	190,429	(273,666)	(125,575)	(97,190)	3,981	53,760
4,679	(1,657)	(64,949)	(71,396)	190,429	(273,666)	(125,575)	(97,190)	3,981	53,760

(6,041)	(5,795)	(18,079)	(21,715)	(56,430)	(61,415)	(12,172)	(13,132)	(33,159)	(33,748)
–	(2,068)	–	–	–	(45,383)	(1,330)	(1,776)	–	(1,079)
(6,041)	(7,863)	(18,079)	(21,715)	(56,430)	(106,798)	(13,502)	(14,908)	(33,159)	(34,827)
3,415	(11,884)	(64,236)	(99,069)	182,571	(407,916)	(138,057)	(113,299)	(1,998)	12,528

177,857	189,741	476,835	575,904	2,752,569	3,160,485	1,047,250	1,160,549	1,077,256	1,064,728
$181,272	$177,857	$412,599	$476,835	$2,935,140	$2,752,569	$909,193	$1,047,250	$1,075,258	$1,077,256
$(1)	$(1)	$(1)	$(1)	$(197)	$(199)	$(170)	$(277)	$(256)	$(256)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.54		$10.96		$10.93	$10.66		$11.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.29		0.34	0.36		0.36
Net realized and unrealized gains (losses)	(0.11)		(0.30)		0.09	0.30		(0.33)
Total from Investment Operations	0.20		(0.01)		0.43	0.66		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)		(0.29)		(0.34)	(0.36)		(0.36)
From net realized gains	–		(0.12)		(0.06)	(0.03)		(0.04)
Total Distributions Paid	(0.31)		(0.41)		(0.40)	(0.39)		(0.40)
Net Asset Value, End of Year	$10.43		$10.54		$10.96	$10.93		$10.66
Total Return(1)	1.95%		(0.17)%		4.06%	6.26%		0.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$111,621		$102,928		$109,495	$90,046		$78,914
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46	%(2)	0.46%	0.46	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.61%		0.62%		0.59%	0.70%		0.96%
Net investment income, net of reimbursements and credits	2.89	%(2)	2.65	%(2)	3.17%	3.32	%(2)	3.38	%(2)
Net investment income, before reimbursements and credits	2.74%		2.49%		3.04%	3.08%		2.87%
Portfolio Turnover Rate	85.89%		83.45%		60.73%	85.31%		30.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, and less than $16,000, which represents less than 0.02 percent of average net assets for the fiscal years ended March 31, 2017 and less than 1,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.57		$11.03		$10.90	$10.57		$10.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.26		0.28	0.28		0.30
Net realized and unrealized gains (losses)	(0.10)		(0.36)		0.15	0.33		(0.25)
Total from Investment Operations	0.18		(0.10)		0.43	0.61		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.26)		(0.28)	(0.28)		(0.30)
From net realized gains	–		(0.10)		(0.02)	–		(0.02)
Total Distributions Paid	(0.28)		(0.36)		(0.30)	(0.28)		(0.32)
Net Asset Value, End of Year	$10.47		$10.57		$11.03	$10.90		$10.57
Total Return(1)	1.67%		(0.87)%		4.03%	5.84%		0.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$494,372		$470,326		$508,152	$476,061		$359,151
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.50%		0.51%		0.50%	0.58%		0.86%
Net investment income, net of reimbursements and credits	2.61	%(2)	2.42	%(2)	2.59%	2.61	%(2)	2.90	%(2)
Net investment income, before reimbursements and credits	2.56%		2.36%		2.54%	2.48%		2.49%
Portfolio Turnover Rate	52.17%		64.62%		81.80%	106.30%		98.76%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, $28,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$11.48		$12.06		$11.86	$11.26		$11.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39		0.35		0.38	0.38		0.40
Net realized and unrealized gains (losses)	(0.08)		(0.45)		0.20	0.60		(0.31)
Total from Investment Operations	0.31		(0.10)		0.58	0.98		0.09
LESS DISTRIBUTIONS PAID:
From net investment income	(0.39)		(0.35)		(0.38)	(0.38)		(0.40)
From net realized gains	–		(0.13)		–	–		(0.21)
Total Distributions Paid	(0.39)		(0.48)		(0.38)	(0.38)		(0.61)
Net Asset Value, End of Year	$11.40		$11.48		$12.06	$11.86		$11.26
Total Return(1)	2.69%		(0.83)%		4.97%	8.84%		0.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$181,272		$177,857		$189,741	$145,831		$119,640
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46	%(2)	0.46%	0.46	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.58%		0.61%		0.60%	0.71%		0.99%
Net investment income, net of reimbursements and credits	3.36	%(2)	2.95	%(2)	3.18%	3.29	%(2)	3.55	%(2)
Net investment income, before reimbursements and credits	3.24%		2.80%		3.04%	3.04%		3.01%
Portfolio Turnover Rate	83.27%		97.34%		131.91%	194.12%		150.19%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursement of management or advisory fees, as applicable, incurred in connection with the investment cash in affiliated money market funds of approximately $21,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, approximately $16,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$8.69		$9.02		$8.93	$8.49		$9.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.32		0.33	0.38		0.40
Net realized and unrealized gains (losses)	–		(0.33)		0.09	0.44		(0.55)
Total from Investment Operations	0.35		(0.01)		0.42	0.82		(0.15)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.32)		(0.33)	(0.38)		(0.40)
Total Distributions Paid	(0.35)		(0.32)		(0.33)	(0.38)		(0.40)
Net Asset Value, End of Year	$8.69		$8.69		$9.02	$8.93		$8.49
Total Return(1)	4.03%		(0.10)%		4.80%	9.79%		(1.51)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$412,599		$476,835		$575,904	$336,608		$240,728
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.80	%(2)	0.80	%(2)	0.80%	0.80	%(2)	0.80	%(2)
Expenses, before reimbursements and credits	0.83%		0.82%		0.83%	0.89%		0.98%
Net investment income, net of reimbursements and credits	3.96	%(2)	3.60	%(2)	3.67%	4.29	%(2)	4.73	%(2)
Net investment income, before reimbursements and credits	3.93%		3.58%		3.64%	4.20%		4.55%
Portfolio Turnover Rate	9.69%		39.67%		7.20%	8.16%		10.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, approximately $42,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.40		$10.82		$10.71	$10.44		$10.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.21		0.22	0.21		0.23
Net realized and unrealized gains (losses)	(0.03)		(0.26)		0.15	0.30		(0.21)
Total from Investment Operations	0.19		(0.05)		0.37	0.51		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.21)		(0.22)	(0.21)		(0.23)
From net realized gains	–		(0.16)		(0.04)	(0.03)		(0.05)
Total Distributions Paid	(0.22)		(0.37)		(0.26)	(0.24)		(0.28)
Net Asset Value, End of Year	$10.37		$10.40		$10.82	$10.71		$10.44
Total Return(1)	1.75%		(0.48)%		3.54%	4.90%		0.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,935,140		$2,752,569		$3,160,485	$3,142,905		$2,369,509
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)	0.44	%(2)
Expenses, before reimbursements and credits	0.48%		0.49%		0.49%	0.57%		0.85%
Net investment income, net of reimbursements and credits	2.03	%(2)	1.94	%(2)	2.04%	1.95	%(2)	2.27	%(2)
Net investment income, before reimbursements and credits	2.00%		1.90%		2.00%	1.83%		1.86%
Portfolio Turnover Rate	120.62%		106.67%		127.92%	128.42%		107.28%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $278,000, which represents approximately 0.01 percent of average net assets for the the fiscal year ended March 31, 2018, and approximately $261,000, $6,000 and $38,000, which represent less than 0.01, 0.005 and 0.005 percent of average net assets for each of the the fiscal years ended March 31, 2017, 2015 and 2014, respectively. Absent the additional reimbursements,net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.33		$10.48		$10.46	$10.46		$10.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.12		0.12	0.14		0.15
Net realized and unrealized gains (losses)	(0.11)		(0.13)		0.02	–		(0.12)
Total from Investment Operations	0.01		(0.01)		0.14	0.14		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)		(0.12)		(0.12)	(0.14)		(0.15)
From net realized gains	(0.01)		(0.02)		– (1)	–		–	(1)
Total Distributions Paid	(0.14)		(0.14)		(0.12)	(0.14)		(0.15)
Net Asset Value, End of Year	$10.20		$10.33		$10.48	$10.46		$10.46
Total Return(2)	0.07%		(0.10)%		1.41%	1.33%		0.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$909,193		$1,047,250		$1,160,549	$1,392,725		$1,329,074
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.45%	0.45	%(3)	0.45	%(3)
Expenses, before reimbursements and credits	0.48%		0.48%		0.48%	0.55%		0.79%
Net investment income, net of reimbursements and credits	1.21	%(3)	1.18	%(3)	1.18%	1.32	%(3)	1.45	%(3)
Net investment income, before reimbursements and credits	1.18%		1.15%		1.15%	1.22%		1.11%
Portfolio Turnover Rate	36.55%		21.23%		20.01%	23.13%		20.44%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $96,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31,2018, and approximately $46,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31,2017 and approximately $1,000 and $13,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015 and 2014 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2018		2017		2016	2015		2014
Net Asset Value, Beginning of Year	$10.55		$10.89		$10.80	$10.44		$10.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.31		0.36	0.38		0.38
Net realized and unrealized gains (losses)	(0.06)		(0.33)		0.09	0.36		(0.37)
Total from Investment Operations	0.27		(0.02)		0.45	0.74		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)		(0.31)		(0.36)	(0.38)		(0.38)
From net realized gains	–		(0.01)		–	–		(0.14)
Total Distributions Paid	(0.33)		(0.32)		(0.36)	(0.38)		(0.52)
Net Asset Value, End of Year	$10.49		$10.55		$10.89	$10.80		$10.44
Total Return(1)	2.57%		(0.16)%		4.29%	7.16%		0.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,075,258		$1,077,256		$1,064,728	$864,091		$746,780
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.48%		0.48%		0.48%	0.58%		0.86%
Net investment income, net of reimbursements and credits	3.12	%(2)	2.91	%(2)	3.37%	3.53	%(2)	3.62	%(2)
Net investment income, before reimbursements and credits	3.09%		2.88%		3.34%	3.40%		3.21%
Portfolio Turnover Rate	103.25%		99.52%		111.59%	164.86%		129.73%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $64,000, $103,000, $1,000, and $13,000, which represent less than 0.01, 0.01, 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7%

Arizona – 96.7%

Arizona Board of Regents Refunding COPS, University of Arizona Project, 5.00%, 6/1/26	$600	$709
5.00%, 6/1/27	500	593
5.00%, 6/1/28	400	479

Arizona Board of Regents State University System Revenue Bonds, Series A, 5.00%, 7/1/31	550	630
5.00%, 6/1/32	1,500	1,721
5.00%, 7/1/34	750	852
5.00%, 7/1/35	750	851

Arizona Board of Regents State University System Revenue Bonds, Series D, 5.00%, 7/1/26	500	585

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/35	1,000	1,140
5.00%, 7/1/41	1,000	1,131

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/28	2,560	2,998
5.00%, 7/1/31	2,000	2,363

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	500	519

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/33	1,710	1,977

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	2,000	2,031

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (AGC Insured), 5.00%, 7/1/22	1,345	1,400

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.00%, 7/1/26	850	1,009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7% – continued

Arizona – 96.7% – continued

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, Prerefunded, 5.50%, 7/1/19 (1)	$1,000	$1,048

Gilbert Public Facilities Municipal Property Corp. Revenue Refunding Bonds, 5.00%, 7/1/26	3,000	3,560

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Prerefunded, 6.00%, 7/1/18 (1)	1,000	1,011

Goodyear Water & Sewer Revenue Bonds, Subordinate Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,098

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, Prerefunded, 5.00%, 8/1/18 (1)	2,000	2,023
5.25%, 8/1/18 (1)	1,005	1,017

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, Prerefunded, 4.50%, 7/1/19 (1)	1,190	1,232

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 5.25%, 7/1/28 (2)	940	1,087
5.50%, 7/1/29 (2)	485	567
5.50%, 7/1/30 (2)	375	438

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	227

Maricopa County School District No. 17 Tolleson Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017 (BAM Insured), 5.00%, 7/1/29	975	1,146
5.00%, 7/1/30	900	1,054
5.00%, 7/1/31	500	583

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7% – continued

Arizona – 96.7% – continued
4.00%, 7/1/34	$500	$526

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project, 5.00%, 7/1/26	2,250	2,670

Maricopa County School District No. 6 Washington Elementary G.O. Unlimited Bonds, Series A, 5.00%, 7/1/25	1,000	1,166

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Refunding Bonds, 5.00%, 7/1/27	2,750	3,302
5.00%, 7/1/28	1,830	2,189

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,008

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,860

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	177

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A, School Improvement Project of 2015, 3.00%, 7/1/29	825	828
3.00%, 7/1/30	1,000	1,000

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,111

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/26	400	462

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7% – continued

Arizona – 96.7% – continued

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/27	$1,020	$1,190
5.00%, 7/1/33	500	575
5.00%, 7/1/36	625	712
5.00%, 7/1/37	650	740

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement Projects of 2010 & 2014, 2.25%, 7/1/26	800	765

Maricopa County Union High School District No. 216 Agua Fria G.O. Unlimited Bonds, Series A, School Improvement Project of 2015, 3.00%, 7/1/24	250	259

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,136

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (AGC Insured), 5.50%, 7/1/21	1,000	1,047
5.00%, 7/1/23	1,000	1,041

Peoria G.O. Unlimited Bonds, Series A, 3.00%, 7/15/28	600	608

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B, 5.00%, 7/1/34	5,000	5,798

Phoenix Civic Improvement Corp. Subordinated Excise Tax Revenue Refunding Bonds, Series A, 5.00%, 7/1/28	1,125	1,303

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	1,706
5.50%, 7/1/21	1,080	1,090

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	1,000	1,124

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7% – continued

Arizona – 96.7% – continued

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/19 (1)	$530	$552

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, 5.00%, 7/1/30	1,200	1,408

Pima County Sewer Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/21 (1)	1,000	1,098

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,131

Pima County Sewer System Revenue Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/20 (1)	1,350	1,446

Pima County Street & Highway Revenue Bonds, Prerefunded, 4.00%, 7/1/19 (1)	1,970	2,026

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	1,005	1,132

Pinal County Community College District Revenue Bonds, Central Arizona Collage (BAM Insured), 5.00%, 7/1/27	250	290
5.00%, 7/1/28	175	202

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,109

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	1,975

Queen Creek Excise Tax & State Shared Revenue Bonds, Series A, 5.00%, 8/1/42	2,500	2,903

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B, 5.00%, 8/1/47	2,540	2,798

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.7% – continued

Arizona – 96.7% – continued

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/31	$2,500	$2,999

Santa Cruz County Jail District Pledged Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/25	1,000	1,154
5.00%, 7/1/27	2,290	2,688
5.00%, 7/1/31	1,285	1,474

Santa Cruz County Pledged Revenue Refunding Bonds (AGM Insured), 3.13%, 7/1/38	755	721

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,179

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Subordinate Lien (NATL Insured), 5.00%, 12/1/23	1,135	1,138

Tucson COPS (AGC Insured), Prerefunded, 5.00%, 7/1/19 (1)	2,000	2,082

Tucson Water System Revenue Bonds, Prerefunded, 5.00%, 7/1/21 (1)	1,825	2,007
		107,984
Total Municipal Bonds
(Cost $106,673)		107,984

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.4%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (3)(4)	2,678,486	$2,678
Total Investment Companies
(Cost $2,678)		2,678

Total Investments – 99.1%
(Cost $109,351)		110,662

Other Assets less Liabilities – 0.9%		959
NET ASSETS – 100.0%		$111,621

(1)	Maturity date represents the prerefunded date.
(2)	Security has converted to a fixed rate as of July 1, 2015, and will be going forward.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2018

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	2.9%
AA	84.9
A	9.8
Cash Equivalents	2.4

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal ratingof MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	9.3%
General	24.0
Higher Education	13.8
School District	29.5
Water	10.4
All other sectors less than 5%	13.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$107,984	$–	$107,984
Investment Companies	2,678	–	–	$2,678
Total Investments	$2,678	$107,984	$–	$110,662

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

COPS - Certificates of Participation

G.O. - General Obligation

NATL - National Public Finance Guarantee Corporation

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3%

California – 97.3%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$923

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B, 5.00%, 10/1/28	2,000	2,248

Anaheim Housing & Public Improvement Authority Sewer Revenue Refunding Bonds, 5.00%, 2/1/31	1,005	1,207

Antelope Valley-East Kern Water Agency Water Revenue Refunding Bonds, 5.00%, 6/1/27	500	598
5.00%, 6/1/28	565	671

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series E, 2.00%, 4/1/21 (1)(2)	565	564

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C, 1.88%, 4/1/19 (1)(2)	425	426

Butte-Glenn Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	500	565

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,902

California State Department of Water Resources Power Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	5,188

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/19	5,000	5,214

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	1,250	1,458
5.25%, 11/1/40	8,500	9,204

California State G.O. Unlimited Bonds (NATL Insured), Unrefunded Balance, 4.75%, 2/1/19	85	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

California State G.O. Unlimited Bonds, Series 2007 (FGIC Insured), Partially Prerefunded, 5.38%, 6/1/26	$2,220	$2,234

California State G.O. Unlimited Bonds, Various Purpose, 5.25%, 10/1/39	1,500	1,751

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	5,000	5,909
5.00%, 8/1/26	4,000	4,784
5.00%, 9/1/27	1,845	2,193
5.00%, 8/1/28	4,000	4,809

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	5,000	5,938
5.00%, 8/1/28	7,000	8,279

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	1,000	1,164

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	3,875

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	3,500	4,117

California State G.O. Unlimited Refunding Bonds, Various Purpose, 5.00%, 10/1/29	3,800	4,454

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/32	1,200	1,384

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	250	297

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health System, 2.00%, 10/1/25 (1)(2)	2,450	2,360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health, 5.00%, 11/15/35	$2,500	$2,887

California State Infrastructure & Economic Development Bank Revenue Bonds, Clean Water State Revolving Green Bond, 5.00%, 10/1/31	1,000	1,215

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series E, Pacific Gas & Electric, 1.75%, 6/1/22 (1)(2)	2,000	1,922

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, The Salvation Army Western, 5.00%, 9/1/28	575	672

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,065

California State Public Works Board Lease Revenue Bonds, Subseries I-1, Various Capital Projects, Prerefunded, 6.38%, 11/1/19 (3)	2,500	2,687

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,169

California State University Systemwide Revenue Refunding Bonds, Series B-3, 4.00%, 11/1/23 (1)(2)	5,750	6,250

California State Various Purpose G.O. Unlimited Bonds, 5.50%, 4/1/19	1,000	1,040
5.00%, 9/1/19	4,720	4,950
5.00%, 10/1/19	2,990	3,144
5.00%, 9/1/20	1,690	1,823
5.00%, 10/1/20	6,000	6,486
5.00%, 10/1/22	500	565
4.00%, 5/1/23	1,485	1,622
5.00%, 10/1/23	500	575
5.00%, 5/1/24	1,450	1,683

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued
5.00%, 11/1/28	$4,000	$4,824
5.25%, 3/1/30	1,500	1,598
6.50%, 4/1/33	5,260	5,514

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,500	1,689
5.00%, 12/1/23	2,450	2,826
5.00%, 10/1/26	2,750	3,187
5.00%, 11/1/28	1,000	1,206

Carlsbad Unified School District G.O. Unlimited Bonds, 0.00%, 5/1/19 (4)	1,250	1,228

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (3)	1,000	1,189

Cotati-Rohnert Park Unified School District G.O. Unlimited Bonds, Series E, Election of 2014 (BAM Insured), 4.00%, 8/1/28	500	555
4.00%, 8/1/29	500	551

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/30	3,000	3,611

Eastern California Municipal Water District Water & Sewer COPS, Series H, Prerefunded, 5.00%, 7/1/18 (3)	2,000	2,018

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/23 (4)	9,940	8,828

Escondido Union School District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	1,595	1,654

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 0.00%, 1/1/20 (4)	2,150	2,086

Foothill-De Anza Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/28	2,250	2,669

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (3)	$1,500	$1,677

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	2,500	2,829

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F, 5.00%, 6/1/27	1,100	1,292

Long Beach Harbor Revenue Bonds, Series A (AMT), 5.00%, 5/15/30	1,300	1,520

Long Beach Unified School District G.O. Unlimited Bonds, Series S, Election of 2008, Prerefunded, 5.00%, 8/1/19 (3)	1,005	1,050

Long Beach Unified School District G.O. Unlimited Bonds, Series SE, Election of 2008, Unrefunded Balance, 5.00%, 8/1/20	70	73

Los Angeles Community College District G.O. Unlimited Bonds, Series J, Election of 2008, 4.00%, 8/1/29	330	370

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/25	5,600	6,557

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/24	945	1,062

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	1,665	1,950

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/28	1,145	1,346
5.00%, 12/1/29	2,630	3,080
5.00%, 12/1/31	2,000	2,316

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5/15/27 (5)	$5,000	$5,904
5/15/28 (5)	5,000	5,942
5/15/29 (5)	1,000	1,184

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 5.00%, 5/15/27	640	745
5.00%, 5/15/28	600	694

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International Airport (AMT), 5.25%, 5/15/31	2,000	2,384

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,490
5.25%, 5/15/29	5,000	5,363
5.00%, 5/15/40	3,500	3,726

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	2,825	2,850

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/30	500	587

Los Angeles Department of Water & Power Waterworks System Revenue Bonds, Series A, 5.00%, 7/1/38	3,375	3,970

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/27	5,000	5,960
5.00%, 7/1/36	5,000	5,750

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,565

Los Angeles Municipal Improvement Corp. Lease Revenue Refunding Bonds, Real Property, Series B, 5.00%, 11/1/31	3,500	4,101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008, 5.00%, 7/1/29	$1,500	$1,821
5.00%, 7/1/30	1,190	1,438

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/23	2,500	2,873

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity, 6.00%, 6/1/21	1,185	1,339

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 6/1/23	1,935	2,174

Marin County COPS, Prerefunded, 3.00%, 8/1/20 (3)	1,595	1,642
4.00%, 8/1/20 (3)	1,140	1,199

Metropolitan Water District of Southern California State Subordinate Revenue Refunding Bonds, Series A, 2.25%, 7/1/24	910	920
2.50%, 7/1/27	7,550	7,643

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (3)	2,000	2,229

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,268

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A, 5.00%, 10/1/26	1,490	1,745
5.00%, 10/1/27	1,130	1,315
5.00%, 10/1/28	2,770	3,208

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/20	1,000	1,079
5.00%, 9/1/22	1,445	1,629

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Mojave Water Agency COPS, Series A, Prerefunded, 5.00%, 6/1/19 (3)	$665	$692

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/27	1,000	1,168
5.00%, 10/1/28	670	774

Mount San Jacinto Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	2,000	2,109

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/25	1,690	1,950

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured), 5.00%, 8/1/33	1,185	1,362

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/25	2,360	2,689
5.00%, 8/1/26	2,145	2,441
5.00%, 8/1/31	3,620	4,196

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/22	750	847
5.00%, 8/1/24	600	704

Orange County Transportation Authority Toll Road Revenue Refunding Bonds, Senior Lien, 91 Express Lanes, 5.00%, 8/15/20	1,000	1,078

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 2.00%, 8/1/27	1,970	1,906

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 4.00%, 8/1/46	1,000	1,037

Palos Verdes Peninsula Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 11/1/25	780	934

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	$1,000	$1,180

Poway Unified School District No. 07 Improvement G.O. Unlimited Bonds, Series 1-A, Election of 2008, 0.00%, 8/1/20 (4)	3,280	3,138

Redding Electric System Revenue Refunding Bonds, 5.00%, 6/1/30	2,070	2,486

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), Prerefunded, 5.00%, 7/1/18 (3)	1,150	1,160

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County, 3.00%, 7/1/30	2,295	2,283

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series A, Public Defender & Probation Building, 5.25%, 11/1/24	800	929

Riverside County Transportation Commission Revenue Refunding Bonds, Series A, 3.00%, 6/1/26	5,500	5,752

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B, 5.00%, 6/1/30	5,000	6,000

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	703

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/35	1,000	1,163

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,603

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Sacramento Municipal Utility District Revenue Refunding Bonds, Series U (AGM Insured), Prerefunded, 5.00%, 8/15/18 (3)	$1,165	$1,180

Sacramento Municipal Utility District Revenue Refunding Bonds, Series U (AGM Insured), Unrefunded Balance, 5.00%, 8/15/19	610	618
5.00%, 8/15/25	1,225	1,241

San Diego Association of Governments South Bay Expressway Toll Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/28	1,200	1,432
5.00%, 7/1/29	850	1,007

San Diego Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	3,090	3,740

San Diego County Regional Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/1/26	400	464

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark, 5.00%, 10/15/30	1,040	1,198

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	1,150	1,175
4.25%, 3/1/20	1,130	1,185

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 4.00%, 5/15/19 (3)	1,495	1,536

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, 5.00%, 5/15/27	2,000	2,355

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, Prerefunded, 5.00%, 5/15/19 (3)	5,000	5,193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	$1,500	$1,898

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	2,365	2,792

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (3)	2,000	2,069
5.13%, 4/1/19 (3)	1,000	1,036

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, 2.00%, 4/1/24 (1)(2)	7,620	7,422
2.13%, 4/1/25 (1)(2)	13,600	13,300

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.85%, 4/1/25 (1)(2)	5,800	5,949
2.95%, 4/1/26 (1)(2)	19,975	20,558

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,215

San Francisco City & County G.O. Unlimited Bonds, Series B, 6/15/29 (5)	4,810	4,848

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	2,808

San Francisco County Transportation Authority Sales TRB, 3.00%, 2/1/30	5,000	5,008

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/26	1,055	1,215

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.75%, 3/1/21 (3)	2,000	2,226

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

San Joaquin Delta Community College District G.O. Unlimited Bonds, Series D, Election of 2004, 4.00%, 8/1/27	$1,325	$1,477

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Prerefunded, 5.00%, 8/1/21 (3)	830	915

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Unrefunded Balance, 5.00%, 8/1/23	170	188

San Luis Obispo County Community College District G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/38	1,000	1,052
4.00%, 8/1/43	1,000	1,043

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,026

Santa Clara County G.O. Unlimited Bonds, Series B, Election of 2008, 5.00%, 8/1/28	3,000	3,366

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, Prerefunded, 4.50%, 7/1/20 (3)	2,000	2,127

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, Prerefunded, 5.00%, 7/1/20 (3)	6,540	7,028

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (3)	2,000	2,266

South Orange County Public Financing Authority Special Tax Revenue Refunding Bonds, Series A, Foothill Area (NATL Insured), 5.25%, 8/15/18	2,500	2,507

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase II Project, 5.25%, 7/1/27	1,000	1,107

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project No. 1, 5.00%, 7/1/24	$1,240	$1,310

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	4,700	5,036
5.00%, 7/1/30	2,500	2,674

Tracy Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	745	896

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	719

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23 (3)	1,220	1,395

University of California General Revenue Bonds, Series AF, Unrefunded Balance, 5.00%, 5/15/36	4,475	5,021

University of California Limited Project Revenue Refunding Bonds, Series I, 5.00%, 5/15/27	2,000	2,353

University of California Revenue Refunding Bonds, Series AY, 5.00%, 5/15/30	2,125	2,569

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,149

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (3)	1,000	1,013

Ventura County Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/18 (4)	1,635	1,626

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	1,060	1,220

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.3% – continued

California – 97.3% – continued

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	$1,645	$1,719

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, 5.00%, 9/1/25	500	589
5.00%, 9/1/26	1,000	1,167
		481,158
Total Municipal Bonds
(Cost $477,848)		481,158

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.3%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (6)(7)	25,858,821	$25,859
Total Investment Companies
(Cost $25,859)		25,859

Total Investments – 102.6%
(Cost $503,707)		507,017

Liabilities less Other Assets – (2.6%)		(12,645)
NET ASSETS – 100.0%		$494,372

(1)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(2)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(3)	Maturity date represents the prerefunded date.
(4)	Zero coupon bond.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2018

At March 31, 2018, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	3.6%
AA	83.5
A	7.0
B	0.4
Not Rated	0.4
Cash Equivalents	5.1

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	6.1%
Financials	5.1
General	9.2
General Obligation	28.4
Higher Education	5.4
Power	5.5
School District	12.3
Transportation	11.8
Water	9.2
All other sectors less than 5%	7.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$481,158	$–	$481,158
Investment Companies	25,859	–	–	25,859
Total Investments	$25,859	$481,158	$–	$507,017

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

FGIC - Financial Guaranty Insurance

Corporation G.O. - General Obligation

NATL - National Public Finance Guarantee Corporation

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6%

California – 96.6%

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (AGC Insured), Prerefunded, 5.50%, 8/1/19 (1)	$1,000	$1,052

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), 5.25%, 8/1/44	1,500	1,756

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (1)	3,595	3,633

California State G.O. Unlimited Bonds, Various Purpose, 5.25%, 10/1/39	3,500	4,086

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,393
5.00%, 8/1/25	2,500	2,955
5.00%, 8/1/26	1,000	1,196
5.00%, 8/1/28	1,000	1,202

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/28	2,000	2,365

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	2,500	2,909

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	500	588

California State G.O. Unlimited Refunding Bonds, Various Purpose, 5.00%, 11/1/37	3,650	4,270

California State Health Facilities Financing Authority Revenue Bonds, Subseries A-2, Kaiser Permanente, 5.00%, 11/1/47	1,000	1,295

California State Infrastructure & Economic Development Bank Revenue Bonds, Clean Water State Revolving Green Bond, 5.00%, 10/1/31	2,135	2,594

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, Prerefunded, 6.00%, 4/1/19 (1)	$1,400	$1,462

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,169

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,405
5.25%, 3/1/30	3,500	3,729
5.50%, 3/1/40	2,865	3,061

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/28	2,500	3,015

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (1)	570	678
6.00%, 8/1/23 (1)	1,000	1,201

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), Prerefunded, 5.50%, 8/1/19 (1)	500	526

Escondido Union School District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	3,000	3,111

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (1)	3,500	3,912

Healdsburg Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/31	520	573

Imperial Community College District G.O. Unlimited Refunding Bonds (BAM Insured), 4.00%, 8/1/40	2,000	2,081

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	1,500	1,697

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

Long Beach Harbor Revenue Bonds, Series A (AMT), 5.00%, 5/15/31	$1,200	$1,397

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/30	2,000	2,328

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5/15/29 (2)	1,500	1,775
5/15/31 (2)	5,000	5,875

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/40	1,500	1,597

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/36	2,375	2,731

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	5	5

Los Angeles Municipal Improvement Corp. Lease Revenue Refunding Bonds, Real Property, Series B, 5.00%, 11/1/31	1,500	1,758

Los Angeles Wastewater System Revenue Refunding Bonds, Series C, Green Bonds, 5.00%, 6/1/28	1,465	1,724

Marin County COPS, Prerefunded, 4.25%, 8/1/20 (1)	1,575	1,666

Metropolitan Water District of Southern California State Subordinate Revenue Refunding Bonds, Series A, 2.50%, 7/1/27	800	810

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (1)	600	669
5.50%, 9/1/21 (1)	2,500	2,806

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	1,500	1,559

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, Prerefunded, 6.00%, 4/1/19 (1)	$2,000	$2,088

Morgan Hill Unified School District G.O. Unlimited Bonds, Series B, Election of 2012, 4.00%, 8/1/47	1,250	1,300

Mount San Jacinto Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	3,000	3,164

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 0.00%, 8/1/33 (3)	10,000	5,992

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 5.25%, 8/1/45	2,000	2,378
4.00%, 8/1/46	3,000	3,111

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured), (Step to 7.00% on 08/01/19), 1.73%, 8/1/38 (4)	5,000	6,120

Pleasanton Unified School District G.O. Unlimited Refunding Bond, Election of 2016, 4.00%, 8/1/42	2,000	2,102

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	1,605	1,686

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No.1 of Marin County, 5.00%, 1/1/34	240	274
5.00%, 1/1/35	250	285
5.00%, 1/1/36	275	312
5.00%, 1/1/37	215	244
5.00%, 1/1/39	500	563
5.00%, 1/1/43	1,195	1,335

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/35	$1,420	$1,651

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	61

Salinas City Elementary School District G.O. Unlimited CABS, Series C, Election of 2008 (BAM Insured), 7/1/40 (2)	1,500	585

San Diego Association of Governments South Bay Expressway Toll Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/32	850	990

San Diego County Water Authority COPS, Series 2008A (AGM Insured), Prerefunded, 5.00%, 5/1/18 (1)	2,000	2,006

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 5.00%, 5/15/19 (1)	1,500	1,558

San Diego Unified School District G.O. Unlimited Refunding CABS, Series K-2, 0.00%, 7/1/35 (3)	3,250	1,703

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	1,000	1,180

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (1)	3,650	3,776
5.13%, 4/1/19 (1)	1,500	1,554

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.85%, 4/1/25 (5)(6)	1,500	1,539
2.95%, 4/1/26 (5)(6)	5,500	5,661

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/42	1,500	1,697

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

San Francisco City & County G.O. Unlimited Bonds, Series B, 6/15/29 (2)	$1,000	$1,008

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.25%, 3/1/21 (1)	2,075	2,280

San Luis Obispo County Community College District G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/43	2,000	2,086

Santa Clara County G.O. Unlimited Bonds, Series B, Election of 2008, 5.00%, 8/1/28	2,000	2,244

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,356

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (1)	2,025	2,294

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	2,520	2,548

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23 (1)	430	492

University of California General Revenue Bonds, Series AF, Unrefunded Balance, 5.00%, 5/15/36	1,570	1,761

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,500	2,528

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/30	1,000	1,153
5.00%, 7/1/32	595	684

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (1)	4,065	4,119

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.6% – continued

California – 96.6% – continued

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	$2,000	$2,090
		175,172
Total Municipal Bonds
(Cost $167,795)		175,172

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.5%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (7)(8)	13,485,024	$13,485
Total Investment Companies
(Cost $13,485)		13,485

Total Investments – 104.1%
(Cost $181,280)		188,657

Liabilities less Other Assets – (4.1%)		(7,385)
NET ASSETS – 100.0%		$181,272

(1)	Maturity date represents the prerefunded date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(3)	Zero coupon bond.
(4)	Step coupon bond. Rate as of March 31, 2018 is disclosed.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	4.1%
AA	77.2
A	10.9
Not Rated	0.6
Cash Equivalents	7.2

Total	100.0%
* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	5.8%
Financials	7.2
General	8.1
General Obligation	36.8
School District	15.5
Transportation	7.9
Water	8.1
All other sectors less than 5%	10.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$175,172	$–	$175,172
Investment Companies	13,485	–	–	13,485
Total Investments	$13,485	$175,172	$–	$188,657

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

G.O. - General Obligation

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8%

Alabama – 1.3%

Alabama State Port Authority Docks Facilities Revenue Bonds, Prerefunded, 6.00%, 10/1/20 (1)	$5,000	$5,514

Arizona – 2.9%

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,460
5.00%, 2/15/46	3,500	3,619

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service of New Mexico Palo Verde, 6.25%, 1/1/38	4,000	4,308

Phoenix IDA Education Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/41	1,200	1,287
5.00%, 7/1/46	1,300	1,370
		12,044

California – 12.7%

California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/37	500	550
5.00%, 10/15/47	1,000	1,087

California State Municipal Finance Authority COPS, Community Hospitals of Central California, Prerefunded, 5.50%, 2/1/19 (1)	4,000	4,131

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University, 5.00%, 11/1/46	3,000	3,211

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, Prerefunded, 6.13%, 6/1/20 (1)	2,000	2,192
6.25%, 6/1/20 (1)	1,000	1,099

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

California – 12.7% – continued

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46 (2)(3)	$5,250	$5,632

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Prerefunded, 7.25%, 11/1/21 (1)	2,000	2,368

California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical Center, 5.25%, 12/1/44	2,500	2,676

California Statewide Communities Development Authority Revenue Refunding Bonds, Series A, California Baptist University, 5.00%, 11/1/32	500	550
5.00%, 11/1/41	1,000	1,082

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.13%, 6/1/47	4,000	4,000

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Unrefunded Balance, 5.75%, 6/1/47	4,705	4,733

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	5,000	5,626

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,227

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A-1, 5.00%, 6/1/37	6,000	6,014
5.13%, 6/1/46	2,000	2,003
		52,181

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Colorado – 3.1%

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/47	$1,000	$1,088
5.00%, 12/31/51	1,000	1,085

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	4,000	4,221

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Revenue Refunding Bonds, Series A, 5.00%, 12/15/41	3,000	3,070

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,225
		12,689

Delaware – 0.5%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	2,000	2,138

District of Columbia – 2.1%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	5,476

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail and Capital Project, 5.00%, 10/1/53	3,000	3,194
		8,670

Florida – 4.4%

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	3,215	3,345

Citizens Property Insurance Corp. Revenue Bonds, Series A1, 5.00%, 6/1/25	5,000	5,736

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/40	1,500	1,650
5.00%, 10/1/44	1,500	1,647

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Florida – 4.4% – continued

Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/1/40	$5,000	$5,534

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (4)	143	91
		18,003

Georgia – 1.3%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Series A1,Georgia Proton Treatment Center, 6.75%, 1/1/35	5,000	5,143

Illinois – 9.1%

Chicago Board of Education Dedicated Capital Improvement Special Tax Obligation Revenue Bonds, 6.00%, 4/1/46	4,000	4,683

Chicago Waterworks Revenue Bonds, Second Lien, 5.00%, 11/1/29	5,000	5,607

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, Prerefunded, 7.75%, 8/15/19 (1)	35	38
7.75%, 8/15/19 (1)	3,465	3,745

Illinois State Finance Authority Revenue Bonds, Silver Cross & Medical Centers, Prerefunded, 6.88%, 8/15/19 (1)	1,000	1,068
7.00%, 8/15/19 (1)	1,000	1,070

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University, 5.00%, 8/1/42	1,100	1,189

Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/36	5,000	5,575

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Illinois – 9.1% – continued

Illinois State Finance Authority Student Housing & Academic Facilities Revenue Bonds, CHF - Chicago, LLC - University of Illinois at Chicago Project), 5.00%, 2/15/47	$5,200	$5,540

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/41	5,000	5,617

Railsplitter Tobacco Settlement Authority Revenue Bonds, Prerefunded, 5.50%, 6/1/21 (1)	1,000	1,110
6.00%, 6/1/21 (1)	2,000	2,250
		37,492

Indiana – 2.1%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,312
6.38%, 9/15/41	2,000	2,164

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., Prerefunded, 8.00%, 9/1/21 (1)	2,500	2,991
		8,467

Kentucky – 1.3%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	2,500	2,750

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,686
		5,436

Louisiana – 7.3%

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26 (1)	50	59

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	4,950	5,415

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Louisiana – 7.3% – continued

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	$2,000	$2,202

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,213

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,334

Louisiana State Public Facilities Authority Revenue Bonds, Provident Group-Flagship Property, Louisiana State University Nicholson Gateway Project Series 2016A, 5.00%, 7/1/46	3,500	3,813

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Lafayette General Health System, 5.00%, 11/1/41	5,000	5,433

New Orleans Sewerage Service Revenue Bonds, 5.00%, 6/1/45	4,000	4,380

New Orleans Water Revenue Refunding Bonds, 5.00%, 12/1/44	3,000	3,299

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.50%, 5/15/29	2,000	2,080
		30,228

Maine – 1.2%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, 5.00%, 7/1/43	5,000	5,129

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Maryland – 2.0%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	$4,335	$4,436

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,550	1,741
6.13%, 1/1/36	2,000	2,219
		8,396

Massachusetts – 3.9%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,048

Massachusetts State Development Finance Agency Revenue Bonds, Boston Medical Center Green Bonds, 5.00%, 7/1/44	3,000	3,267

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	4,230	4,602

Massachusetts State Development Finance Agency Revenue Bonds, Series F, Milford Regional Medical Center, 5.75%, 7/15/43	2,000	2,170
		16,087

Michigan – 2.5%

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program Great Lakes Water Authority, 5.00%, 7/1/35	3,000	3,298

Michigan State Finance Authority Revenue Refunding Bonds, Series D-4, Local Government Loan Program Great Lakes Water Authority, 5.00%, 7/1/30	2,000	2,226

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Michigan – 2.5% – continued

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	$4,355	$4,815
		10,339

Mississippi – 0.7%

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,733

Missouri – 1.1%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,597
6.75%, 9/1/34	1,750	1,800
		4,397

Nevada – 1.1%

Clark County Airport System Revenue Refunding Bonds, Senior Series A, 5.00%, 7/1/40	4,000	4,476

New Jersey – 3.9%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/25	1,950	2,168
5.00%, 1/1/48	1,665	1,761

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,252

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.25%, 6/15/41	2,000	2,142
5.00%, 6/15/45	2,250	2,372

New Jersey State Turnpike Authority Revenue Bonds, Series E, 5.00%, 1/1/45	5,000	5,535
		16,230

New York – 7.1%

Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds, Catholic Health System Obligation, 5.25%, 7/1/35	1,500	1,668

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

New York – 7.1% – continued
5.00%, 7/1/40	$2,770	$2,993

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, New School, 5.00%, 7/1/45	2,375	2,617

New York State Thruway Authority General Junior Indebtedness Obligation Revenue Bonds, Series A, Junior Lien, 5.00%, 1/1/46	5,000	5,566

New York State Transportation Development Corp. Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.25%, 1/1/50	5,000	5,472

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 5.00%, 8/1/31	5,000	5,269

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 198, 5.00%, 11/15/41	5,000	5,730
		29,315

North Dakota – 1.3%

Ward County Health Care Facilities Revenue Bonds, Series C, Trinity Obligated Group, 5.00%, 6/1/48	5,000	5,401

Ohio – 4.4%

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, Prerefunded, 7.00%, 11/1/20 (1)	4,000	4,497

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.50%, 1/15/48	750	764

Ohio State Turnpike Commission Revenue Bonds, Junior Lien, Infrastructure Project, 5.00%, 2/15/48	3,000	3,248

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Ohio – 4.4% – continued

Ohio State University Hospital Health System Revenue Refunding Bonds, 5.00%, 1/15/41	$4,655	$5,114

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21 (5)	4,000	4,596
		18,219

Pennsylvania – 4.8%

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, Prerefunded, 7.13%, 7/1/19 (1)	3,000	3,197

Delaware County IDA Revenue Refunding Bonds, Covanta Project, 5.00%, 7/1/43	2,500	2,529

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, Prerefunded, 6.00%, 7/1/20 (1)	2,500	2,727

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,197

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, 5.00%, 3/15/45	5,000	4,765

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,419
		19,834

Rhode Island – 1.3%

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	5,000	5,366

Texas – 8.9%

Austin Convention Enterprises, Inc. Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/32	1,000	1,138
5.00%, 1/1/34	500	564

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Texas – 8.9% – continued

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	$1,500	$1,530
5.00%, 12/1/45	2,000	2,032

Houston Airport System Special Facilities Revenue Bonds (AMT), UTD United Airlines, Inc., 5.00%, 7/15/28	3,000	3,375

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, 5.00%, 5/15/40	3,000	3,303

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Refunding Bonds, Legacy at Willow Bend Project, 5.00%, 11/1/46	3,000	3,130

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, 5.00%, 4/1/48	3,000	3,079

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,721

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., Prerefunded, 6.20%, 2/15/20 (1)	3,500	3,773

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, Blueridge Transportation (AMT), 5.00%, 12/31/40	2,750	3,000

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,309

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	2,500	2,701

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.8% – continued

Texas – 8.9% – continued

Travis County HFDC Revenue Bonds, Westminster Manor Project, Prerefunded, 7.00%, 11/1/20 (1)	$805	$906
7.13%, 11/1/20 (1)	2,000	2,257
		36,818

Virginia – 0.7%

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project Green Bonds, 5.25%, 7/1/35	270	291
5.00%, 7/1/45	2,515	2,649
		2,940

Washington – 1.8%

Port of Seattle Revenue Bonds, Series A, 5.00%, 4/1/40	3,000	3,335

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, Prerefunded, 7.00%, 7/1/19 (1)	4,000	4,248
		7,583
Total Municipal Bonds
(Cost $375,441)		391,268

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (6)(7)	10,852,623	$10,853
Total Investment Companies
(Cost $10,853)		10,853

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.2%

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series BB, Second Generation Resolution, 1.73%, 4/2/18 (8)(9)	$5,000	$5,000
Total Short-Term Investments
(Cost $5,000)		5,000

Total Investments – 98.7%
(Cost $391,294)		407,121

Other Assets less Liabilities – 1.3%		5,478
NET ASSETS – 100.0%		$412,599

(1)	Maturity date represents the prerefunded date.
(2)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of this restricted illiquid security amounted to approximately $5,632,000 or 1.4% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16-3/8/17	$5,468

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of this security is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Security has converted to a fixed rate as of December 15, 1999, and will be going forward.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.
(8)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(9)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AA	10.0%
A	23.7
BBB	39.3
BB	9.4
B	4.0
Not Rated	10.9
Cash Equivalents	2.7

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.9%
Development	8.9
Education	6.5
General	6.8
Higher Education	10.0
Medical	19.0
Tobacco Settlement	6.8
Transportation	13.5
Water	6.9
All other sectors less than 5%	12.7

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$391,268	$–	$391,268
Investment Companies	10,853	–	–	10,853
Short-Term Investments	–	5,000	–	5,000
Total Investments	$10,853	$396,268	$–	$407,121

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	REALIZED GAINS (LOSSES) (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)		TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)		BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Municipal Bonds
Florida	$67	$–	*	$32	$–		$(8)	$–		$(91)	$–	$–

*	Amount rounds to less than one thousand.

The transfer out of Level 3, noted above, was due to receiving an evaluated price.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

COPS - Certificates of Participation

EDA - Economic Development Authority

HFDC - Health Facilities Development Corporation

IDA - Industrial Development Authority

PFA - Public Finance Authority

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4%

Alabama – 0.2%

Auburn University General Fee Revenue Refunding Bonds, Prerefunded, 5.00%, 6/1/18 (1)	$5,000	$5,028

Alaska – 0.6%

Alaska State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/28	5,560	6,401

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	5,000	5,774

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,539
		17,714

Arizona – 3.9%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/26	6,630	7,755

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	10,000	10,153

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	13,610	15,718

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, Prerefunded, 5.25%, 7/1/19 (1)	10,000	10,445

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	13,732
5.00%, 7/1/31	2,000	2,346
5.00%, 7/1/34	5,350	6,220

Arizona State Transportation Board Highway Subordinated Revenue Bonds, Subseries A, Unrefunded Balance, 5.00%, 7/1/28	3,035	3,364

Chandler Excise TRB, 5.00%, 7/1/27	5,000	5,647

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	180	188

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Arizona – 3.9% – continued

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2015, 5.00%, 7/1/26	$1,500	$1,780

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/20	1,500	1,600

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/20 (1)	3,000	3,214

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/26	5,000	5,775

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	11,039

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/31	6,500	7,798

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Salt Water Project Electric, 5.00%, 1/1/34	5,000	5,928

Scottsdale G.O. Unlimited Refunding Bonds, 5.00%, 7/1/26	1,700	2,034
		114,736

California – 13.5%

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, (Step to 5.00% on 08/01/23), 0.82%, 8/1/34 (2)	3,500	3,037

Cabrillo Community College District G.O. Unlimited CABS, Series B, Election of 2004 (NATL Insured), 0.00%, 8/1/39 (3)	11,755	4,219

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

California – 13.5% – continued

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AM, 5.00%, 12/1/25	$1,000	$1,146

California State Department of Water Resources Central Valley Project Water System Revenue Refunding Bonds, Series AX, 5.00%, 12/1/32	1,000	1,206

California State G.O. Unlimited Bonds, Series 2007 (AMBAC Insured), Unrefunded Balance, 5.00%, 10/1/18	75	75

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,079
5.00%, 8/1/26	10,000	11,960
5.00%, 8/1/28	12,000	14,427
6.25%, 11/1/34	5,000	5,357

California State G.O. Unlimited Refunding Bonds, Various Purpose, 5.00%, 11/1/37	10,000	11,699

California State Health Facilities Financing Authority Revenue Bonds, Series A, Cedars Sinai Medical Center, 5.00%, 8/15/30	1,270	1,498

California State Taxable G.O. Unlimited Bonds, High Speed Passenger Train, 2.19%, 4/1/20 (4)(5)	5,000	4,974

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/31	10,000	11,723

California State Various Purpose G.O. Unlimited Bonds, 6.00%, 4/1/38	20,000	20,853

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 10/1/29	5,000	5,634

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

California – 13.5% – continued

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/29	$1,250	$1,429

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, (Step to 6.63% on 08/01/26), 2.59%, 8/1/35 (2)	11,850	10,979

City of Los Angeles Taxable G.O. Unlimited Refunding Bonds, Series A, 2.44%, 9/1/22	5,000	4,924

Contra Costa Water District Revenue Refunding Bonds, Series R, 5.00%, 10/1/18	1,575	1,603

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	497

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/30	5,000	6,018

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	5,000	5,522

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	10,000	11,588
5.00%, 8/1/31	6,000	6,933

Los Angeles County TRANS, 5.00%, 6/29/18	20,000	20,170

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,200

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5/15/27 (6)	10,000	11,808

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International Airport (AMT), 5.00%, 5/15/34	575	649
5.00%, 5/15/35	600	676

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

California – 13.5% – continued

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	$2,500	$2,813

Los Angeles Department of Water & Power Waterworks System Revenue Bonds, Series A, 5.00%, 7/1/35	3,410	4,036

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	59

Los Angeles TRANS, 5.00%, 6/28/18	43,710	44,076

Los Angeles Unified School District G.O. Unlimited Bonds, Election of 2008, Series B-1, 5.00%, 7/1/32	10,000	11,959
5.00%, 7/1/36	6,500	7,657

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/27	10,000	12,190

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/30	3,500	4,142

Metropolitan Water District of Southern California State Variable Subordinate Revenue Refunding Bonds, Series E, (Floating, SIFMA Municipal Swap Index Yield + 0.05%), 1.63%, 7/18/18 (5)	20,000	19,999

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B, 5.00%, 6/1/33	7,520	8,898

San Diego Unified School District Convertible G.O. Unlimited Refunding CABS, Series R-2, (Step to 6.63% on 07/01/30), 0.78%, 7/1/40 (2)	5,000	4,150
(Step to 6.63% on 07/01/30), 0.76%, 7/1/41 (2)	6,000	4,970

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, 5.00%, 4/1/27	1,145	1,280

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

California – 13.5% – continued

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	$7,390	$7,655

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (4)(5)	5,000	5,146

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series B, 5.00%, 5/1/47	2,500	2,850

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,596

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Series D, Green Bonds, 5.00%, 11/1/31	2,000	2,408

San Jose Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Subseries B, 5.00%, 8/1/19	2,000	2,088

San Jose Unified School District Santa Clara County G.O. Unlimited CABS, Series C, Election of 2002 (NATL Insured), 0.00%, 8/1/30 (3)	2,500	1,696

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	760

Santa Cruz County G.O. Unlimited TRANS, 3.00%, 6/28/18	25,000	25,090

Simi Valley Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	1,000	1,225

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	5,000	5,055

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,349

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

California – 13.5% – continued

Ventura County G.O. Limited Notes, 4.00%, 7/2/18	$13,535	$13,620

Yosemite Community College District G.O. Unlimited CABS, Election of 2004, 0.00%, 8/1/31 (3)	10,000	6,422
		395,152

Colorado – 1.7%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,836

Cherry Creek School District No. 5 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/32	3,845	4,447

Colorado Sate Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project, 5.00%, 3/1/40	2,500	2,838

Colorado State Board of Governors University Enterprise System Revenue Bonds, Series E-1 (State Higher Education Intercept Program), 5.00%, 3/1/34	2,150	2,455

Colorado State School Of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	1,000	1,140
5.00%, 12/1/47	2,900	3,289

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	1,500	1,707
5.25%, 11/15/29	1,740	1,974

Denver City & County Board of Water Commissioners Water Revenue Bonds, Series A, Green Bonds, 5.00%, 9/15/47	5,000	5,813

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (1)	6,550	6,947

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Colorado – 1.7% – continued

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	$5,000	$5,763

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded, 5.00%, 6/1/23 (1)	1,000	1,139

University of Colorado Enterprise Revenue Refunding Bonds, Series A-2, 5.00%, 6/1/27	2,000	2,411
5.00%, 6/1/28	2,500	3,048
		48,807

Connecticut – 1.6%

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 3/15/29	5,000	5,514

Connecticut State G.O. Unlimited Bonds, Series B, 5.00%, 5/15/22	2,000	2,176

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	5,414

Connecticut State G.O. Unlimited Bonds, Series E, 5.00%, 9/15/26	3,825	4,143
4.00%, 9/15/27	5,000	5,179

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 4/15/27 (6)	10,000	11,324

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series 2013 A, Yale University, 5.00%, 7/1/20 (4)(5)	5,000	5,371

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,759

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Connecticut – 1.6% – continued

South Central Regional Water Authority Water System Revenue Bonds, 22nd Series B (AGM Insured), Prerefunded, 5.00%, 8/1/18 (1)	$2,000	$2,023

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	3,000	3,445

		46,348

Delaware – 0.3%

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23	969	1,039

Delaware State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 1/1/27	4,770	5,760

Delaware State Transportation Authority System Revenue Refunding Bonds, 5.00%, 7/1/26	1,500	1,785

		8,584

District of Columbia – 1.3%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/18 (1)	1,000	1,018
5.50%, 10/1/18 (1)	10,500	10,706
6.00%, 10/1/18 (1)	5,000	5,110

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/39	5,000	5,614

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.13%, 10/1/39	2,460	2,500

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,229
5.00%, 10/1/26	2,000	2,178

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, (AMT), 5.00%, 10/1/29	3,000	3,482

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

District Of Columbia – 1.3% – continued

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	$3,000	$3,339

Washington Convention & Sports Authority Dedicated Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	2,000	2,370

		39,546

Florida – 3.3%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/37	1,500	1,688

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,087

Broward County Airport System Revenue Bonds, Series Q-1, 5.00%, 10/1/42	1,295	1,416

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,092
5.00%, 9/1/25	1,000	1,091

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,694

Florida State Board of Public Education Capital Outlay G.O. Unlimited Bonds, Series A, 5.25%, 6/1/28	11,135	11,313

Florida State Department of Transportation G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/18	2,000	2,017

Florida State Municipal Power Agency All Requirements Revenue Bonds, Prerefunded, 5.00%, 10/1/18 (1)	1,445	1,470

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,756

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Florida – 3.3% – continued

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Prerefunded, 5.63%, 11/15/19 (1)	$10	$11

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Unrefunded Balance, 5.63%, 11/15/37	4,990	5,299

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,735

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/44	4,000	4,392

JEA Electric System Revenue Refunding Bonds, Series B, 5.00%, 10/1/27	10,000	11,952

JEA Water & Sewer System Subordinated Revenue Refunding Bonds, Series A, 5.00%, 10/1/31	1,690	1,992

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	892

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,484
5.00%, 10/1/32	3,890	4,312

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	724

Miami-Dade County School Board COPS, Series A, 5.00%, 5/1/32	5,000	5,480

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,253
5.25%, 10/1/22	2,500	2,843

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (1)	80	88

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Florida – 3.3% – continued

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	$4,920	$5,398

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,714
5.25%, 6/1/30	5,000	5,706
		95,899

Georgia – 3.2%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (1)	10,000	10,291

Forsyth County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/29	2,705	3,298

Fulton County Development Authority Revenue Refunding Bonds, Georgia Tech Foundation CRC & Tech Square Projects, 5.00%, 11/1/26	5,000	5,989
5.00%, 11/1/29	1,000	1,197

Georgia State G.O. Unlimited Bonds, Series A-1, 5.00%, 2/1/26	5,000	5,966
5.00%, 2/1/27	17,500	21,162

Georgia State G.O. Unlimited Bonds, Series A-2, 5.00%, 2/1/30	2,500	2,990
5.00%, 2/1/32	5,000	5,932

Georgia State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/26	10,000	12,000
5.00%, 7/1/28	10,000	12,107

Georgia State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 7/1/26	1,500	1,800

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/23 (4)(5)	5,000	5,322

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Georgia – 3.2% – continued

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	$2,500	$2,669
5.50%, 7/1/60	2,500	2,782
		93,505

Hawaii – 1.2%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,074

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	11,543

Honolulu City & County Variable G.O. Unlimited Refunding Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.31%), 1.89%, 9/1/20 (5)	5,000	5,002

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution, 5.00%, 7/1/27	3,310	3,853

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	13,682
		35,154

Idaho – 0.3%

Idaho State G.O. Unlimited TANS, 4.00%, 6/29/18	10,000	10,058

Illinois – 2.2%

Central Lake County Joint Action Water Agency G.O. Unlimited Refunding Bonds (AMBAC Insured), 6.00%, 2/1/19	645	667

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,756

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Illinois – 2.2% – continued

Chicago O’Hare International Airport General Revenue Bonds, Series C (AMT), Senior Lien, 5.25%, 1/1/27	$500	$553

Chicago O’Hare International Airport Revenue Bonds, Series E, Senior Lien, 5.00%, 1/1/26	5,000	5,787

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,658

Cook County Sales Tax Revenue Refunding Bonds, 5.00%, 11/15/33	5,000	5,767

Illinois State Finance Authority Revenue Bonds, Northwestern Memorial Healthcare, 4.00%, 7/15/47	8,500	8,714

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,652

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/35	1,500	1,645

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,455	1,609

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,321

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	2,500	2,790
5.00%, 1/1/42	1,775	2,009

Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series A, 5.00%, 2/1/29	2,000	2,156

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	3,000	3,120

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Illinois – 2.2% – continued

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	$2,500	$2,812

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/24	5,000	5,601
		63,871

Indiana – 0.7%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,341
5.25%, 10/1/38	2,980	3,277

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	4,000	4,463

New Albany-Floyd County School Building Corp. First Mortgage Revenue Bonds (State Intercept Program), 5.00%, 7/15/34	2,925	3,340

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,325	1,394
5.50%, 1/10/24	1,135	1,288
		20,103

Kentucky – 1.3%

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	7,500	8,548

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project No. 112 (State Appropriation Insured), 5.00%, 11/1/27	10,000	11,437

Kentucky State Turnpike Authority Economic Development Road Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	5,240	6,138

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Kentucky – 1.3% – continued

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	$3,000	$3,288

University of Kentucky General Receipt Revenue Bonds, Series A (State Intercept Program), 4.00%, 10/1/29	8,000	8,654
		38,065

Louisiana – 0.3%

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/24	2,825	3,202

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,077
		9,279

Maryland – 3.2%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/27	5,805	6,755

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Prerefunded, 5.00%, 2/15/23 (1)	2,905	3,291

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Unrefunded Balance, 5.00%, 2/15/24	2,095	2,378

Howard County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 2/15/25	10,000	11,733
5.00%, 2/15/30	2,500	3,024

Maryland State Department of Transportation Consolidated Revenue Bonds, Third Issue, 4.00%, 12/15/25	5,000	5,438

Maryland State G.O. Unlimited Bonds, First Series, 4.00%, 6/1/25	1,500	1,646

Maryland State G.O. Unlimited Bonds, First Series B, Prerefunded, 4.50%, 3/15/19 (1)	5,000	5,137

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Maryland – 3.2% – continued

Maryland State G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/22	$855	$961

Maryland State G.O. Unlimited Bonds, Series A, 2.75%, 8/1/25	3,350	3,417
5.00%, 8/1/26	10,000	11,977

Maryland State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/25	1,000	1,182
5.00%, 8/1/26	10,000	11,977

Maryland State Stadium Authority Revenue Bonds, Baltimore City Public Schools, 5.00%, 5/1/30	2,000	2,305

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 7/1/19 (1)	2,000	2,058

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,160

Prince George’s Country Consolidated Public Improvement G.O. Limited Bonds, Series C, 4.00%, 8/1/26	5,000	5,400

Prince George’s Country Consolidated Public Improvement G.O. Limited Refunding Bonds, Series B, 5.00%, 7/15/30	1,220	1,460

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	582

Washington Suburban Sanitary District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/26	4,895	5,849
3.00%, 6/1/29	5,000	5,044
		92,774

Massachusetts – 1.6%

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Prerefunded, 5.25%, 7/1/18 (1)	355	358

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Massachusetts – 1.6% – continued

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Prerefunded, Prerefunded, 5.25%, 7/1/18 (1)	$145	$146

Massachusetts State Development Finance Agency Revenue Bonds, Series A, Harvard University, Prerefunded, 5.50%, 11/15/18 (1)	1,220	1,250

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Harvard University, Prerefunded, 5.00%, 10/15/20 (1)	2,585	2,794

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/47	2,000	2,253

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/27	4,000	4,794

Massachusetts State G.O. Limited Bonds, Series E, 3.00%, 12/1/27	2,500	2,536

Massachusetts State G.O. Limited Bonds, Series F, 5.00%, 11/1/41	3,000	3,480

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/25	3,500	4,184

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, Prerefunded, 5.25%, 7/1/19 (1)	5,000	5,223

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University, 6.25%, 4/1/20	1,000	1,090

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/18	500	503
5.50%, 6/1/21	500	557

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Massachusetts – 1.6% – continued

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, 5.00%, 8/1/26	$5,000	$5,370

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 8/1/26	10,000	12,181

Massachusetts State Water Resources Authority Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 7/15/19	495	507
		47,226

Michigan – 1.9%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,803

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured), 5.00%, 5/1/27	400	465

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/29	5,000	5,642

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	10,972

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/25	3,970	4,472
5.00%, 10/1/29	5,000	5,909

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, 5.00%, 12/1/37	5,000	5,703
5.00%, 12/1/47	1,000	1,081

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	346

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Michigan – 1.9% – continued

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, William Beaumont Hospital Credit Group, 5.00%, 9/1/39	$3,000	$3,263

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	3,400	3,808

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	10,993
		54,457

Minnesota – 0.5%

Hennepin County G.O. Unlimited Bonds, Series A, 5.00%, 12/1/25	3,515	3,972

Minneapolis-Saint Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,559

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	5,000	5,724

Minnesota State G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 10/1/20	75	81

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,148

Minnesota State Various Purpose G.O. Unlimited Bonds, Prerefunded, 5.00%, 8/1/22 (1)	245	274

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/26	1,000	1,157
		14,915

Missouri – 0.4%

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	3,750	3,916

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Missouri – 0.4% – continued

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	$1,490	$1,754

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Escrowed to Maturity, 5.00%, 7/1/23	125	142

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Prerefunded, 5.00%, 1/1/20 (1)	5	5

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Unrefunded Balance, 5.00%, 1/1/22	5,055	5,336

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27 (3)	2,100	1,618
		12,771

Montana – 0.0%

Montana Board Of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA), 12/1/43 (6)	1,000	1,004

Nebraska – 0.4%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	4,404

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	5,000	5,199

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/34	3,000	3,299
		12,902

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Nevada – 1.4%

Clark County G.O. Limited Bonds, Las Vegas Convention & Visitor, 7/1/47 (6)	$5,000	$5,140

Clark County G.O. Limited Refunding Bonds, 5.00%, 6/1/29	5,000	5,928

Clark County G.O. Limited Tax Bank Bonds, Prerefunded, 5.00%, 6/1/18 (1)	2,500	2,514

Clark County Passenger Facility Charge Revenue Refunding Bonds (AMT), Las Vegas McCarran International Airport, 5.00%, 7/1/24	1,250	1,426

Clark County School District Building G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/24	3,000	3,410

Clark County School District Building G.O. Limited Refunding Bonds, Series C, 5.00%, 6/15/27	3,000	3,443

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/28	3,045	3,479

Clark County School District Various Purpose Medium Term G.O. Limited Bonds, 3.00%, 6/15/25	3,930	3,979

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, Prerefunded, 5.00%, 6/1/18 (1)	8,000	8,045

Nevada System of Higher Education Community College Revenue Bonds, 4.00%, 7/1/41	40	41

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,480
		40,885

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (1)	5,000	5,208

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New Jersey – 0.6%

Cape May County G.O. Unlimited Bonds, 3.00%, 9/1/29	$3,170	$3,158

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/27	3,290	3,498

New Jersey State Turnpike Authority Revenue Bonds, Series A, 4.00%, 1/1/35	5,000	5,210

New Jersey State Turnpike Authority Revenue Refunding Bonds, Series G, 4.00%, 1/1/35	5,000	5,260

Parsippany-Troy Hills Township G.O. Unlimited Bonds, Series ABCD, 3.00%, 9/15/27	1,665	1,692
		18,818

New Mexico – 0.2%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,026

New Mexico State Finance Authority Senior Lien Public Project Revolving Revenue Refunding Bonds, 5.00%, 6/1/18	1,500	1,508
		4,534

New York – 13.3%

Hudson Yards Infrastructure Corp. Second Indenture Revenue Refunding Bonds, Series A, 5.00%, 2/15/34	1,000	1,155

Long Island Power Authority Electric System Revenue Bonds, Series A, Prerefunded, 6.25%, 4/1/19 (1)	5,000	5,227

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Green Bonds, Climate Bond Certified, 5.00%, 11/15/28	3,425	4,111
5.25%, 11/15/33	3,000	3,616

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, Prerefunded, 5.00%, 11/15/19 (1)	5,000	5,266

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 5.25%, 11/15/32	$10,000	$11,906

Metropolitan Transportation Authority Revenue Bonds, Series B-4, 5.00%, 11/15/19 (4)(5)	1,175	1,234

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20 (1)	5,000	5,451

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A-2, Green Bonds, 5.00%, 11/15/22	1,500	1,686

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/27	3,850	4,507

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.25%, 11/15/28	5,000	5,910

Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Green Bonds, Climate Bond Certified, 5.00%, 11/15/26	550	647

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project, 5.00%, 7/1/26	2,500	2,963

New York City Housing Development Corporation MFH Revenue Refunding Bonds, Sustainable Neighborhood (FNMA Insured), 2.95%, 2/1/26 (4)(5)	4,000	4,015

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series CC-1, Fiscal 2018, 5.00%, 6/15/48	5,000	5,725

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2, 5.00%, 6/15/40	10,000	11,599

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/33	$5,000	$5,851
5.25%, 6/15/36	2,500	2,965

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	5,000	5,748
5.00%, 6/15/39	8,000	9,051

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Bonds, Series GG-1, 5.00%, 6/15/39	5,000	5,178

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/37	5,000	5,836
5.00%, 7/15/43	3,000	3,475

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	10,952

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Prerefunded, 5.00%, 11/1/19 (1)	5	5

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,584

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-1, 2.00%, 8/1/18	5,000	5,008

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 8/1/35	$3,210	$3,645

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,169

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Unrefunded Balance, 5.00%, 11/1/21	4,995	5,259

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series C, 5.00%, 11/1/30	2,500	2,945

New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.00%, 8/1/45	1,000	1,148

New York G.O. Unlimited Bonds, Series 1, 5.00%, 8/1/20	750	805

New York G.O. Unlimited Bonds, Series 1, Fiscal 2018, 5.00%, 8/1/25	5,000	5,854

New York G.O. Unlimited Bonds, Series B-1, 5.25%, 10/1/30	10,005	12,092

New York G.O. Unlimited Bonds, Series D, 5.00%, 8/1/23	5,000	5,647

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1, 5.00%, 3/1/37	3,700	4,303
5.00%, 3/1/40	5,000	5,791
4.00%, 3/1/42	5,000	5,191

New York G.O. Unlimited Refunding Bonds, Series C, 4.00%, 8/1/34	5,000	5,300

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/28	$1,045	$1,228

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, School Districts Financing Program (AGM State Aid Withholding), 5.00%, 10/1/22	1,585	1,785

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (1)	4,660	4,907

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	340	357

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series A, 5.00%, 2/15/30	10,000	11,759

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series D, 5.00%, 2/15/26	5,000	5,899

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/34	10,000	11,640

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	8,893

New York State Dormitory Authority Personal Income TRB, Series 2017-A, Prerefunded, 5.00%, 2/15/19 (1)	1,815	1,866

New York State Dormitory Authority Personal Income TRB, Series 2017-A, Unrefunded Balance, 5.00%, 2/15/39	115	118

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued

New York State Dormitory Authority Personal Income TRB, Series B, Education, Prerefunded, 5.75%, 3/15/19 (1)	$16,000	$16,630

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	11,236

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/18	5,000	5,036
5.00%, 6/15/19	4,275	4,451
5.00%, 6/15/36	5,000	5,454

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, Prerefunded, 5.25%, 12/15/18 (1)	9,900	10,152

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, Unrefunded Balance, 5.25%, 12/15/26	100	103

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured), 5.00%, 4/1/21	7,465	7,907

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/27	2,675	3,146

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, Service Contract, 5.38%, 1/1/22	1,850	1,902

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,290

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,363

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/22	1,000	1,131
5.00%, 10/15/27	15,635	18,131

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

New York – 13.3% – continued
5.00%, 10/15/28	$5,000	$5,782

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges & Tunnels, 4.00%, 11/15/48	7,500	7,759

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, Prerefunded, 5.00%, 5/15/25 (1)	1,330	1,571

Triborough Bridge & Tunnel Authority Revenue Bonds, Series C-2, MTA Bridges & Tunnels, 5.00%, 11/15/42	5,000	5,789

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C-1, MTA Bridges & Tunnels, 5.00%, 11/15/26	10,270	12,364

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/41	5,000	5,841

Utility Debt Securitization Authority Revenue Refunding Bonds, Series B, Restructuring Bonds, 5.00%, 6/15/20	20,000	20,140
		389,561

North Carolina – 1.4%

Charlotte COPS, Series B, 3.00%, 6/1/22	20,330	20,344

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	3,990

Greensboro Enterprise System Revenue Refunding Bonds, Series B, Green Bonds, 5.00%, 12/1/29	2,565	3,100

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	5,000	5,099

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 5/1/20 (1)	5,000	5,337

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

North Carolina – 1.4% – continued

Wake County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/31	$3,565	$4,312
		42,182

Ohio – 1.0%

Cuyahoga Community College District G.O. Unlimited Bonds, 5.00%, 12/1/28	2,300	2,703

Franklin County Revenue Bonds, Series A, Trinity Health Credit Group, 5.00%, 12/1/47	5,000	5,610

Hamilton County Hospital Facilities Revenue Bonds, UC Health, 5.00%, 2/1/27	1,600	1,790

Northeast Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	2,000	2,259

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/15/27	5,000	6,042

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	250	263

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A, 5.00%, 2/15/28	2,000	2,369
5.00%, 2/15/31	1,000	1,172

Ohio State University Revenue Bonds, Series A, 5.00%, 12/1/39	5,000	5,638

Ohio State Water Development Authority Drinking Water Assistance Fund Revenue Bonds, 5.00%, 12/1/28	2,320	2,771
		30,617

Oklahoma – 0.3%

Oklahoma State Turnpike Authority Revenue Bonds, Series A, 4.00%, 1/1/33	1,000	1,062

Tulsa Public Facilities Authority Revenue Bonds, 3.00%, 6/1/27	5,000	5,074
3.00%, 6/1/29	3,000	3,002
		9,138

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Oregon – 1.6%

Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/26	$5,000	$5,942

Multnomah County G.O. Limited Bonds, 5.00%, 6/1/28	2,650	3,189
5.00%, 6/1/30	1,940	2,317
5.00%, 6/1/31	5,185	6,170

Oregon State Board Education G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/20 (1)	40	43

Oregon State Board Education G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	4,440	4,771

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 11/15/30	4,950	5,684

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/26	1,695	2,036

Oregon State G.O. Limited TANS, Series A, 5.00%, 9/28/18	15,000	15,250

Washington County G.O. Limited Bonds, 5.00%, 3/1/25	1,500	1,760
		47,162

Pennsylvania – 2.0%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/25	1,000	1,122
5.00%, 6/1/26	1,500	1,698
5.00%, 6/1/27	1,000	1,135
5.00%, 6/1/31	2,000	2,255

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Pennsylvania – 2.0% – continued

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured), 4.00%, 6/1/39	$2,500	$2,521

Montgomery County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/22	915	1,017

Neshaminy School Disaster G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/34	5,000	5,575

Northampton County General Purpose Authority College Revenue Refunding Bonds, Lafayette College, 5.00%, 11/1/34	3,000	3,494

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	5,000	5,190
4.00%, 6/1/30	5,555	5,755

Pennsylvania State G.O. Unlimited Bonds, Series 2, 5.00%, 9/15/27	5,000	5,758

Pennsylvania State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 1/1/26	10,000	11,484

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/37	5,000	5,697

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	5,000	5,523
		58,224

Rhode Island – 0.4%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	2,923

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,099

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Rhode Island – 0.4% – continued

Rhode Island State Clean Water Finance Agency Pollution Control Subordinated Revenue Refunding Bonds, Subseries A, 5.00%, 10/1/21	$2,880	$3,106

Rhode Island State Health & Educational Building Corporation Higher Education Facilities Revenue Refunding Bonds, Series A, Brown University, 5.00%, 9/1/29	3,525	4,250
		11,378

South Carolina – 1.0%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), Prerefunded, 5.00%, 11/1/21 (1)	2,500	2,771

Charleston County G.O. Unlimited Refunding Bonds, Series D (State Aid Withholding), 4.00%, 11/1/26	5,000	5,497

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	4,870	5,671

Scago Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	577

South Carolina State G.O. Unlimited Bonds, Series B (State Aid Withholding), 5.00%, 4/1/29	790	957

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (1)	12,000	12,345
		27,818

Tennessee – 1.0%

Knox County G.O. Unlimited Bonds, 4.00%, 6/1/28	1,000	1,091

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Tennessee – 1.0% – continued

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, Series C, 5.00%, 7/1/26	$10,000	$11,661

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	4,600	4,916

Smyrna G.O. Unlimited Refunding Bonds, 5.00%, 4/1/23	3,490	3,964

Tennessee Housing Development Agency Residential Finance Program Revenue Bonds, Series 2, 3.70%, 7/1/36	2,170	2,191

Tennessee State Energy Acquisition Corporation Revenue Bonds, Series A, Gas Project, 4.00%, 5/1/23 (4)(5)	3,000	3,206

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program, 3.75%, 1/1/19	435	440
4.05%, 7/1/20	445	462
4.13%, 7/1/21	1,520	1,565

Williamson County District School G.O. Unlimited Bonds, 5.00%, 4/1/25	1,000	1,180
		30,676

Texas – 7.6%

Bexar County Flood Control G.O. Limited Refunding Bonds, 5.00%, 6/15/24	4,235	4,897

Bexar County G.O. Limited Refunding Bonds, 5.00%, 6/15/27	5,000	5,909

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	111

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/26	1,000	1,156

Houston G.O. Limited TRANS, 5.00%, 6/29/18	10,000	10,083

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Texas – 7.6% – continued

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series (AGM Insured), Escrowed to Maturity, 4.75%, 1/1/28	$6,175	$6,934

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19 (1)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19 (1)	80	83

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19 (1)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, 5.50%, 5/15/19 (1)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.50%, 5/15/33	1,905	1,982

North East Texas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/26	10,445	12,206

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/25	1,800	2,018
5.00%, 1/1/35	3,000	3,622
5.00%, 1/1/38	3,000	3,443

Round Rock Independent School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	2,050	2,468

San Antonio Electric & Gas Systems Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21 (4)(5)	1,500	1,500

Sherman Independent School District G.O. Unlimited Bonds, Series A (PSF-Gtd.), School Building, 5.00%, 2/15/40	2,000	2,336

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Texas – 7.6% – continued

Southwest Higher Education Authority Revenue Refunding Bonds, Southern Methodist University Project, 5.00%, 10/1/26	$5,250	$6,174

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded, 5.00%, 5/15/23 (1)	5,000	5,705

Texas State A&M University Financing System Revenue Refunding Bonds, Series E, 3.00%, 5/15/28	2,500	2,525

Texas State A&M University Financing System Taxable Revenue Refunding Bonds, Series B, 3.25%, 5/15/19	2,750	2,779

Texas State G.O. Limited Refunding Bonds, Series A, 5.00%, 8/1/27	2,000	2,342

Texas State TRANS, 4.00%, 8/30/18	132,250	133,582

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	70	80

Texas State Water Development Board Revenue Bonds, Series A, 5.00%, 10/15/40	3,000	3,383

Texas State Water Development Board State Water Implementation Revenue Bonds, 5.00%, 10/15/46	5,000	5,720

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.00%, 7/1/25	2,000	2,326
		223,379

Utah – 0.5%

Provo G.O. Unlimited Refunding Bonds, 5.00%, 1/1/26	1,000	1,184

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/26	1,500	1,728

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/26	6,250	7,490

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Utah – 0.5% – continued

Utah State G.O. Unlimited Bonds, Prerefunded, 5.00%, 7/1/22 (1)	$5,000	$5,594
		15,996

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,609

Virginia – 2.0%

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	3,993

Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/48	15,000	17,394

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,509

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	1,500	1,690

Norforlk Water Revenue Refunding Bonds, 5.00%, 11/1/28	7,500	9,060
5.00%, 11/1/31	3,595	4,292
5.00%, 11/1/32	3,575	4,252

Richmond G.O. Unlimited Bonds, Series A (State Aid Withholding), Prerefunded, 5.00%, 3/1/23 (1)	5,000	5,681

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, 5.00%, 7/1/28	5,000	5,849

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, Series A, 5.00%, 5/15/27	3,000	3,597

Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/19	1,000	1,039

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Virginia – 2.0% – continued

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.50%, 10/1/22	$1,000	$1,149
		59,505

Washington – 0.9%

Benton & Klickitat Counties Prosser Consolidated School District No. 116-219 G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/28	2,100	2,495

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program), 12/1/31 (6)	5,710	6,735

Grant County Public Utility District No. 2 Electric System Revenue Refunding Bonds, 2.00%, 12/2/20 (4)(5)	3,500	3,494

Seattle Municipal Light and Power Improvement Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 5.00%, 2/1/21 (1)	1,670	1,814

Washington State COPS, Series A, 5.00%, 7/1/35	2,430	2,784

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,223

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	3,000	3,356

Washington State Various Purpose G.O. Unlimited Bonds, Series 2010E, Prerefunded, 4.00%, 2/1/20 (1)	1,395	1,453
		26,354

Wisconsin – 2.3%

PMA Levy & Aid Program Revenue Notes, Series A, 2.00%, 10/19/18	7,805	7,820

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 81.4% – continued

Wisconsin – 2.3% – continued

Wisconsin State Environmental Improvement Fund Taxable Revenue Notes, Series B, 1.30%, 6/1/18	$25,000	$24,964

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/26	5,000	5,981

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3, 5.00%, 11/1/28	5,000	5,992

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	10,350	12,026

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	770

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 4.00%, 11/15/34	5,000	5,193
4.00%, 11/15/36	3,000	3,088

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, 4.50%, 7/1/33	2,610	2,783
		68,617
Total Municipal Bonds
(Cost $2,386,385)		2,389,559

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 14.9%

Northern Institutional Funds – Municipal Portfolio, 1.32% (7)(8)	125,000,000	$125,000

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (7)(8)	313,134,771	313,135
Total Investment Companies
(Cost $438,135)		438,135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.8%

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 0.95%, 8/15/18 (4)(5)	$3,000	$2,993

California State Educational Facilities Authority Variable Revenue Bonds, Series B, California Institute of Technology, 1.52%, 4/9/18 (5)(9)	650	650

California State Floating G.O. Unlimited Bonds, Series A-2 (Bank of Montreal LOC), 1.50%, 4/2/18 (5)(9)	7,200	7,200

California Statewide Communities Development Authorities Variable Revenue Bonds, Series M, Kaiser Permanente, 1.50%, 4/9/18 (5)(9)	16,450	16,450

Colorado State Educational Loan Program Revenue TRANS, Series A, 5.00%, 6/28/18	10,000	10,082

Connecticut State HFA Housing Mortgage Finance Program Revenue Refunding Bonds, Series F-4 (GNMA/FNMA/FHLMC Insured), 1.20%, 11/15/18 (4)(5)	1,000	1,000

Cumberland County G.O. Unlimited TANS, 2.00%, 11/8/18	5,000	5,010

Erie County G.O. Limited RANS, 2.00%, 6/30/18	5,500	5,506

Lamar Consolidated Independent Schoolhouse District Variable G.O. Unlimited Bonds, Series A (PSF-Gtd.), 1.05%, 8/15/18 (4)(5)	2,000	1,996

Los Angeles Unified School District Taxable G.O. Unlimited Notes, Series B-2, Election of 2008, 1.85%, 5/1/18	10,000	9,999

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/23/18	10,000	10,003

Massachusetts State G.O. Limited RANS, Series B, 2.00%, 5/21/18	10,000	10,006

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series Y, Harvard University Issue, 1.56%, 4/9/18 (5)(9)	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.8% – continued

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascension Health, 2.00%, 5/30/18 (4)(5)	$2,905	$2,907

New York City Adjustable G.O. Unlimited Bonds, Subseries A-4, Fiscal 2017 (Citibank LOC), 1.59%, 4/9/18 (5)(9)	2,000	2,000

Philadelphia TRANS, Series A, 2.00%, 6/29/18	6,000	6,005

Triborough Bridge & Tunnel Authority General Revenue Variable Bonds, Series C (Bank of Tokyo-Mitsubishi UFJ LOC), 1.52%, 4/9/18 (5)(9)	500	500

University of North Carolina Chapel Hill Variable Revenue Bonds, Series C, 1.46%, 4/9/18 (5)(9)	7,915	7,915
Total Short-Term Investments
(Cost $110,290)		110,222

Total Investments – 100.1%
(Cost $2,934,810)		2,937,916

Liabilities less Other Assets – (0.1%)		(2,776)
NET ASSETS – 100.0%		$2,935,140

(1)	Maturity date represents the prerefunded date.
(2)	Step coupon bond. Rate as of March 31, 2018 is disclosed.
(3)	Zero coupon bond.
(4)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(5)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2018 is disclosed.
(9)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	15.1%
AA	47.2
A	10.6
A1+ (Short Term)	7.5
A1 (Short Term)	3.4
BBB	0.2
Not Rated	1.1
Cash Equivalents	14.9

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	14.9%
General	18.0
General Obligation	25.2
Higher Education	5.2
School District	5.5
Transportation	6.6
Water	9.8
All other sectors less than 5%	14.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$2,389,559	$–	$2,389,559
Investment Companies	438,135	–	–	438,135
Short-Term Investments	–	110,222	–	110,222
Total Investments	$438,135	$2,499,781	$–	$2,937,916

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

IDA - Industrial Development Authority

LOC - Letter of Credit

MBIA - Municipal Bond Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SIFMA - Securities Industry And Financial Markets Association

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1%

Alabama – 0.6%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Refunding Bonds, Series B, 5.00%, 9/1/23	$5,000	$5,719

Arizona – 1.5%

Chandler G.O. Limited Refunding Bonds, 4.00%, 7/1/21	4,000	4,273

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series C, 2.00%, 7/1/18	5,000	5,006

Maricopa County Unified School District No. 4 Mesa G.O. Limited Refunding Bonds, 4.00%, 7/1/19	2,000	2,056

Scottsdale G.O. Limited Refunding Bonds, 3.00%, 7/1/22	2,000	2,085
		13,420

California – 8.1%

California Department of Water Resources Revenue Bonds, Series AE, Central Valley Project,, 5.00%, 6/1/18 (1)	1,830	1,841

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Escrowed to Maturity, 5.00%, 12/1/21	90	100

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System, 5.00%, 10/18/22 (2)(3)	2,500	2,802

California State School Cash Reserve Program Authority Revenue Notes, Series B, 3.00%, 6/29/18	5,000	5,018

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/18	10,000	10,177

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/20	8,000	8,667
5.00%, 11/1/24	1,525	1,785

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

California – 8.1% – continued
5.00%, 10/1/25	$5,900	$6,986

Clovis Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/20	1,000	1,078

Golden Empire Schools Financing Authority Lease Revenue Notes, Kern High School District, 4.00%, 5/1/18	2,225	2,230

Los Angeles County TRANS, 5.00%, 6/29/18	6,640	6,696

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	5,216

Los Angeles TRANS, 5.00%, 6/28/18	5,000	5,042

Los Angeles Unified School District G.O Unlimited Bonds, Series B-1, Election of 2008, 5.00%, 7/1/23	1,500	1,724
5.00%, 7/1/25	1,275	1,516

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	5,000	5,179

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, 2.00%, 4/1/24 (2)(3)	5,000	4,870

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/18	1,385	1,395

Southern California Public Power Authority Revenue Refunding Bonds, Series 1, Magnolia Power Project, 2.00%, 7/1/20 (2)(3)	925	931
		73,253

Colorado – 0.8%

Adams Co. 12 Five Star Schools G.O. Unlimited Refunding Bonds, Series B (State Intercept Program), 5.00%, 12/15/19	1,625	1,715

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Colorado – 0.8% – continued

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (1)	$5,000	$5,303
		7,018

Connecticut – 3.8%

Connecticut G.O. Unlimited Refunding Bonds, Series B, 5.00%, 4/15/25 (4)	8,250	9,242

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 5.00%, 10/15/20	8,000	8,555

Connecticut State G.O. Unlimited Bonds, Series F, 5.00%, 11/15/23	3,900	4,334

Connecticut State G.O. Unlimited Refunding Bonds, Series G, 5.00%, 11/1/20	3,500	3,746

Connecticut State G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/15/20	2,500	2,678

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series 2013 A, Yale University, 1.00%, 7/1/19 (2)(3)	1,175	1,165

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 9/1/21	4,425	4,812
		34,532

Delaware – 0.4%

New Castle County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/18	3,445	3,504

District of Columbia – 0.3%

District of Columbia G.O. Unlimited Bonds, Series D, 5.00%, 6/1/24	2,000	2,315

Florida – 1.4%

Cape Coral Utility Improvement Special Assessment Refunding Bonds, Various Areas (AGM Insured), 1.40%, 9/1/18	745	744

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Florida – 1.4% – continued

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/23	$3,845	$4,387

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	5,000	5,344

JEA Electric System Revenue Refunding Bonds, Series A-Three, 5.00%, 10/1/19	1,275	1,340

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,104
		12,919

Georgia – 3.7%

Atlanta & Fulton County Recreation Authority Revenue Refunding & Park Improvement Bonds, Series A, 5.00%, 12/1/19	380	401

Cherokee County School System G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 8/1/20	2,160	2,320

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/20	1,000	1,074
5.00%, 8/1/21	1,785	1,966

DeKalb County Water & Sewerage Revenue Refunding Bonds, Second Resolution, 5.00%, 10/1/20	1,250	1,347

Forsyth County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/25	1,345	1,582

Forsyth County School District G.O. Unlimited Bonds, 5.00%, 2/1/19	1,000	1,028
5.00%, 2/1/20	1,000	1,060

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/18	2,505	2,555

Georgia State G.O. Unlimited Bonds, Series A-1, 5.00%, 2/1/24	5,000	5,785

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Georgia – 3.7% – continued

Georgia State G.O. Unlimited Refunding Bonds, Series C-1, 4.00%, 1/1/25	$2,165	$2,407

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,028

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	5,504

Macon-Bibb County Sales Tax G.O. Unlimited Bonds, 5.00%, 12/1/23	1,500	1,715
		33,772

Hawaii – 2.7%

Hawaii State G.O. Unlimited Bonds, Series EH, 5.00%, 8/1/19	3,810	3,977

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,000	5,532

Hawaii State G.O. Unlimited Refunding Bonds, Series EZ, 5.00%, 10/1/23	8,000	9,162

Honolulu City & County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 10/1/21	5,000	5,525
		24,196

Idaho – 0.7%

Canyon County School District No. 134 Middleton G.O. Unlimited Refunding Bonds (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/20	1,045	1,127

Idaho State G.O. Unlimited TANS, 4.00%, 6/29/18	5,000	5,029
		6,156

Illinois – 3.0%

Chicago Transit Authority Capital Grant Receipts Revenue Refunding Bonds, State of Good Repair, 4.00%, 6/1/19	2,500	2,557

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Illinois – 3.0% – continued

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	$1,150	$1,281

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20 (1)	500	541

DuPage County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,016

Illinois State Finance Authority Clean Water Initiative Revenue Bonds, 5.00%, 7/1/19	5,440	5,660

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	3,500	3,683

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series B, 5.00%, 12/1/18	1,000	1,022

Peoria Variable G.O. Unlimited Refunding Bonds, Series A, 1.99%, 4/9/18 (3)(5)	4,700	4,700

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/21	6,260	6,707
		27,167

Indiana – 0.7%

Crown Point Multi-School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 5.00%, 7/15/24	1,025	1,176

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,794

Indiana State Finance Authority Highway Revenue Refunding Bonds, Series C, 5.00%, 12/1/23	1,500	1,723

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Indiana – 0.7% – continued

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	$1,490	$1,617
		6,310

Kansas – 0.9%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/21	835	921

Johnson County Unified School District No. 233 G.O. Unlimited Bonds, Series A, 5.00%, 9/1/24	1,000	1,161

Kansas State Department of Transportation Highway Revenue Bonds, Series A, 5.00%, 9/1/25	2,100	2,479

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,262

Wichita G.O. Unlimited Temporary Notes, Series 286, 1.10%, 10/13/18	1,250	1,247
		8,070

Kentucky – 0.6%

Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series E-1, 3.00%, 11/1/18	1,000	1,007

Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series A, Revitalization Projects, 5.00%, 7/1/18	4,500	4,538
		5,545

Louisiana – 0.9%

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured), 5.00%, 10/1/25	2,495	2,888

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Louisiana – 0.9% – continued

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Delta Campus Facilities Corp. Project (BAM Insured), 5.00%, 10/1/25	$2,525	$2,922

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/24	1,200	1,363

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project (BAM Insured), 5.00%, 10/1/25	1,150	1,331
		8,504

Maryland – 7.7%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 4/1/18	2,915	2,915

Anne Arundel County G.O. Limited Refunding Bonds, 5.00%, 10/1/25	2,805	3,322

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	5,000	5,223

Baltimore County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	6,410	7,203

Baltimore County G.O. Unlimited Bonds, 5.00%, 3/1/25	3,555	4,173

Baltimore County Metropolitan District 77th Issue G.O. Unlimited Bonds, 5.00%, 8/1/23	1,395	1,596

Baltimore County Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/19	5,000	5,143

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Maryland – 7.7% – continued

Baltimore Wastewater Projects Revenue Bonds, Series C, 5.00%, 7/1/21	$1,330	$1,461

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,071

Charles County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 10/1/20	1,935	2,088
5.00%, 10/1/21	2,035	2,250

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 4.00%, 8/1/20	235	247

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Unrefunded Balance, 4.00%, 8/1/20	4,985	5,243

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	3,735	3,846

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	3,000	3,189

Maryland State G.O. Unlimited Bonds, Second Series B, Prerefunded, 5.00%, 8/1/22 (1)	3,000	3,374

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 3/15/23	5,000	5,678

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/23	3,860	4,403

Washington Suburban Sanitary District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/24	5,000	5,806
5.00%, 6/1/25	1,500	1,768
		69,999

Massachusetts – 1.4%

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/24	1,500	1,725

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Massachusetts – 1.4% – continued

Massachusetts State G.O. Limited Bonds, Series B, Consolidated Loan, Green Bonds, 5.00%, 4/1/25	$4,300	$5,037

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/19	1,000	1,044

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM Insured), 5.50%, 8/1/20	2,000	2,173

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 8/1/25	2,200	2,644
		12,623

Michigan – 1.6%

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	851

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,344

Michigan State Finance Authority Clean Water State Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	3,028

Michigan State Finance Authority State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/19	2,755	2,890

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	1,635	1,715

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	325	336

University of Michigan Revenue Refunding Bonds, Series A, 5.00%, 4/1/20	1,350	1,438

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Michigan – 1.6% – continued

Utica Community Schools Building & Site G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	$1,340	$1,385

Western Michigan University General Revenue Refunding Bonds, 5.00%, 11/15/19	850	893
		14,880

Minnesota – 3.3%

Hastings Independent School District No. 200 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/21	1,550	1,682

Hennepin County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/21	3,000	3,333

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/25	4,940	5,846

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	2,030	2,245

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 5.00%, 10/1/19	10,075	10,570

Olmsted County G.O. Unlimited Bonds, Series A, 4.00%, 2/1/21	1,545	1,638

Park Rapids Independent School District No. 309 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/20	1,410	1,493

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,475	1,516

Washington County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/24	1,355	1,567
		29,890

Missouri – 0.9%

Columbia School District G.O. Unlimited Refunding Bonds, 5.00%, 3/1/26	3,025	3,521

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Missouri – 0.9% – continued

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A, 5.00%, 5/1/24	$1,040	$1,207

Springfield Public Utility Revenue Refunding Bonds, 5.00%, 8/1/21	3,000	3,298
		8,026

Nebraska – 0.7%

Lancaster County School District No.1 G.O. Limited Refunding Bonds, 5.00%, 1/15/25	3,935	4,583

Omaha Public Power District Electric System Revenue Refunding Bonds, Series B, 5.00%, 2/1/19	2,000	2,056
		6,639

Nevada – 0.8%

Clark County School District G.O. Limited Refunding Bonds, Series B, 5.00%, 6/15/18	2,215	2,230

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C, 5.00%, 9/15/21	3,260	3,593

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	1,869
		7,692

New Hampshire – 0.2%

Portsmouth Capital Improvement Loan G.O. Unlimited Bonds, 5.00%, 6/1/21	1,590	1,746

NewJersey – 4.2%

Burlington County Bridge Commission Lease Revenue Notes, Series A, 2.00%, 4/24/18	5,905	5,907

Burlington County G.O. Unlimited Bonds, Series A, 2.50%, 1/15/24	2,100	2,107

Essex County Improvement Authority Revenue Refunding Bonds (County Gtd.), 2.00%, 12/15/23	10,000	9,729

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

New Jersey – 4.2% – continued

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Escrowed to Maturity, 5.00%, 9/1/18	$7,775	$7,884

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Unrefunded Balance, 5.00%, 9/1/18	1,325	1,341

New Jersey State Housing & Mortgage Finance Agency Multifamily Revenue Refunding Bonds, Series B, 2.00%, 5/1/21	2,000	1,989

Parsippany-Troy Hills Township G.O. Unlimited Bonds, Series ABCD, 2.50%, 9/15/24	5,000	4,991

Union County G.O. Unlimited Bonds, Escrowed to Maturity, 3.00%, 3/1/19	80	81

Union County G.O. Unlimited Bonds, Series B, Escrowed to Maturity, 3.00%, 3/1/20	55	56

Union County G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 3/1/20	147	151

Union County G.O. Unlimited Bonds, Unrefunded Balance, 3.00%, 3/1/19	4,235	4,290
		38,526

New Mexico – 1.0%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	1,840

New Mexico State Finance Authority Revenue Refunding Bonds, Series E, 5.00%, 6/1/20	2,845	3,042

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, Escrowed to Maturity, 5.00%, 4/1/18	1,240	1,240
5.00%, 4/1/19	1,285	1,327

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance, 5.00%, 4/1/19	1,425	1,471
		8,920

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

New York – 3.8%

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	$4,015	$4,020

Metropolitan Transportation Authority Revenue Bonds, Subseries A-1, 5.00%, 11/15/18	3,540	3,616

Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Green Bonds, Climate Bond Certified, 5.00%, 11/15/24	3,175	3,673

Monroe County Industrial Development Agency School Facilities Revenue Bonds, Rochester Schools Modernization (State Aid Withholding), 5.00%, 5/1/18	1,000	1,003

New York G.O. Unlimited Bonds, Series G, 5.00%, 8/1/19	5,000	5,218

New York G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/21	1,475	1,608

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series A, 5.00%, 2/15/23	5,000	5,655

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/20	2,850	3,028

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/21	4,750	5,180

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C-1, MTA Bridges & Tunnels, 5.00%, 11/15/26	1,680	2,022
		35,023

North Carolina – 0.9%

Forsyth County G.O. Unlimited Bonds, 5.00%, 5/1/20	890	950

Guilford County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/24	3,435	3,980

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

North Carolina – 0.9% – continued

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/19	$3,410	$3,570
		8,500

Ohio – 3.5%

Butler County Hospital Facilities Revenue Refunding Bonds, UC Health, 5.00%, 11/15/24	1,500	1,719
5.00%, 11/15/25	3,080	3,562

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/19	5,000	5,205

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,550	2,665

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	1,115	1,238

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 11/1/20	750	809

Hamilton City School District Various Purpose G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 12/1/20	1,770	1,910

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/19	5,000	5,202

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/21	2,350	2,593

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/19	2,000	2,077

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/26	3,000	3,578

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 5.00%, 1/1/25	1,000	1,166
		31,724

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Oklahoma – 0.4%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School, 5.00%, 10/1/25	$1,000	$1,153

Oklahoma State Turnpike Authority Second Senior Revenue Refunding Bonds, Series D, 5.00%, 1/1/24	1,000	1,147

Tulsa County Industrial Authority Capital Improvements Revenue Bonds, 4.00%, 12/1/18	1,270	1,289
		3,589

Oregon – 3.5%

Clackamas County G.O. Unlimited Bonds, Series B, 5.00%, 6/1/25	1,425	1,679

Deschutes County Administrative School District No.1 G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/26	2,935	3,495

Greater Albany School District No. 8J G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/25	1,625	1,904

Klamath Falls City Schools G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/21	1,925	2,110

Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/24	3,915	4,527

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series C, 5.00%, 4/1/22	2,000	2,233

Oregon State G.O. Limited TANS, Series A, 5.00%, 9/28/18	7,500	7,625

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/20	1,740	1,882

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Oregon – 3.5% – continued
5.00%, 11/1/21	$905	$1,003

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,170

Portland G.O. Unlimited Bonds, Series A, Public Safety Project, 5.00%, 6/15/22	1,165	1,308

Tualatin Hills Park & Recreation District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/20	1,665	1,782
		31,718

Pennsylvania – 0.5%

Bethlehem Area School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 5.00%, 2/1/23	1,055	1,178

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/23	1,750	1,929

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	300	302

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	1,000	1,038
		4,447

South Carolina – 2.2%

Clover School District No. 2 G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/22	1,820	2,023

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 3/1/19	2,120	2,185

Richland County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 3/1/21	2,000	2,180

Spartanburg County School District No. 1 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	2,040	2,159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

South Carolina – 2.2% – continued
5.00%, 3/1/21	$2,300	$2,501

Spartanburg County School District No. 6 G.O. Unlimited BANS, 5.00%, 9/27/18	7,500	7,623

York County School District No. 1 G.O. Unlimited Bonds, Series A (SCSDE Insured), Prerefunded, 5.25%, 3/1/19 (1)	1,330	1,374
		20,045

Tennessee – 0.7%

Rutherford County G.O. Unlimited Bonds, 5.00%, 4/1/25	2,850	3,343

Tennessee State School Bond Authority Revenue Refunding Bonds, Higher Educational Facilities Second Program (State Intercept Program), 5.00%, 11/1/21	2,125	2,353

Williamson County District School G.O. Unlimited Bonds, Series A, 5.00%, 4/1/20	1,000	1,065
		6,761

Texas – 6.1%

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	1,125	1,267

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF-Gtd.), 1.35%, 8/1/19 (2)(3)	2,000	1,987

Eagle Mountain & Saginaw Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/1/19 (2)(3)	2,500	2,506

Houston G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/24	2,000	2,289

Houston Independent School District G.O. Limited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	3,800	4,360

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/23	800	902

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Texas – 6.1% – continued

Houston Independent Schoolhouse District G.O. Limited Bonds, Series A-2 (PSF-Gtd.), 3.00%, 6/1/19 (2)(3)	$2,250	$2,281

Laredo G.O. Limited Refunding Bonds, 5.00%, 2/15/23	3,595	4,046

Mckinney Independent School District School Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/25	1,800	2,100

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/22	3,690	4,072

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.13%, 8/1/20 (2)(3)	2,245	2,247

Plano Independent School District School Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/23	5,000	5,643

San Antonio Electric & Gas Systems Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21 (2)(3)	2,000	2,000

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/18	3,620	3,681

Texas State TRANS, 4.00%, 8/30/18	15,300	15,454

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 12/15/21	500	555
		55,390

Utah – 2.0%

Box Elder County School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 7/15/23	1,000	1,143

Davis County School District G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/23	2,815	3,212

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Utah – 2.0% – continued

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	$7,540	$7,583

Granite School District Salt Lake County G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/25	1,400	1,644

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/19 (1)	425	446

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 10/1/27	45	47
5.00%, 10/1/28	30	31

Nebo School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 4.00%, 7/1/23	2,265	2,474

Tooele County School District G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/19	1,675	1,739
		18,319

Virginia – 6.6%

Arlington County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 2/15/19	305	314

Lynchburg Public Improvement G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 6/1/18	2,990	3,007

Norfolk G.O. Unlimited Refunding Bonds, Series B, 5.00%, 10/1/25	1,275	1,502

Norfolk G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/22	4,100	4,597

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Virginia – 6.6% – continued

Portsmouth G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/15/24	$1,000	$1,161

Virginia State College Building Authority Educational Facilities Public Higher Education Revenue Refunding Bonds, Series B (State Intercept Program), 5.00%, 9/1/23	4,290	4,895

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series D, 21st Century College (State Intercept Program), 5.00%, 2/1/23	1,285	1,451

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/18	3,465	3,479
5.00%, 5/15/20	8,170	8,717

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A, 5.00%, 8/1/22	3,505	3,925

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	1,260	1,385

Virginia State Public School Authority School Financing Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/23	10,000	11,411

Virginia State Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	10,441

Virginia State Resources Authority Clean Water Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	3,500	3,779
		60,064

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Washington – 4.2%

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	$10,230	$10,317

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/18	2,500	2,540
5.00%, 12/1/20	2,000	2,166

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	830

Snohomish County School District No. 332 Granite Falls G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/19	1,000	1,035

Washington Federal Highway Grant Anticipation Revenue Bonds, Series C, Senior 520 Corridor Program, 5.00%, 9/1/18	4,750	4,815

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/21	9,795	10,644

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2015, 5.00%, 7/1/21	3,000	3,294

Whatcom County School District No. 501 Bellingham G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,170	2,350
		37,991

Wisconsin – 0.8%

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	215

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.1% – continued

Wisconsin – 0.8% – continued

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/25	$6,125	$7,191
		7,406
Total Municipal Bonds
(Cost $796,437)		792,318

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.4%

Northern Institutional Funds – Municipal Portfolio, 1.32% (6)(7)	25,000,000	$25,000

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (6)(7)	51,240,572	51,241
Total Investment Companies
(Cost $76,241)		76,241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.8%

Colorado State General Fund Revenue TRANS, Series A, 4.00%, 6/27/18	$10,000	$10,058

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	2,260	2,279

Lamar Consolidated Independent Schoolhouse District Variable G.O. Unlimited Bonds, Series A (PSF-Gtd.), 1.05%, 8/15/18 (2)(3)	3,500	3,493

Madison Metropolitan School District TRANS, 2.00%, 9/6/18	10,000	10,014

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/23/18	7,160	7,162

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance, 5.00%, 4/1/18	1,375	1,375

Northside Texas Independent School District Building Variable G.O. Unlimited Bonds (PSF-Gtd.), 1.35%, 6/1/18 (2)(3)	3,345	3,344

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.8% – continued

Ohio State Water Development Authority Water Pollution Control Loan Fund Revenue Refunding Bonds, Water Quality, 5.00%, 6/1/18	$2,190	$2,202

PMA Levy & Aid Program Revenue Notes, Series A, 2.00%, 7/20/18	3,800	3,804
Total Short-Term Investments
(Cost $43,802)		43,731

Total Investments – 100.3%
(Cost $916,480)		912,290

Liabilities less Other Assets – (0.3%)		(3,097)
NET ASSETS – 100.0%		$909,193

(1)	Maturity date represents the prerefunded date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(5)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	21.7%
AA	49.2
A	9.2
A1+ (Short Term)	8.1
A1 (Short Term)	0.8
BBB	0.1
Not Rated	2.5
Cash Equivalents	8.4

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2018

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Education	5.4%
Financials	8.4
General	12.1
General Obligations	39.1
School District	18.3
Transportation	5.1
All other sectors less than 5%	11.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds(1)	$–	$792,318	$–	$792,318
Investment Companies	76,241	–	–	76,241
Short Term Investments	–	43,731	–	43,731
Grand Total	$76,241	$836,049	$–	$912,290

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

BAM - Build America Mutual

BANS - Bond Anticipation Notes

COPS - Certificates of Participation

EDA - Economic Development Authority

G.O. - General Obligation

Gtd. - Guaranteed

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 5.00%, 3/1/27	$1,000	$1,118

Arizona – 1.3%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/42	1,365	1,571

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18 (1)	5,000	5,042

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,620

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,180
		14,413

California – 12.3%

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (1)	1,500	1,516

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State G.O. Unlimited Bonds, Various Purpose, 5.25%, 10/1/39	5,000	5,837

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	700	837
5.25%, 8/1/31	5,000	5,897
6.25%, 11/1/34	2,830	3,032

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/30	2,525	2,966

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/39	5,000	5,665

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

California – 12.3% – continued

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/32	$1,000	$1,129

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election of 2006,
(Step to 6.00% on 05/01/19), 1.78%, 5/1/34 (2)	2,500	2,815

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/29	4,350	5,052
5.00%, 8/1/31	14,690	16,975

Los Angeles Department of Airports, Senior Refunding Revenue Bonds, Series B (AMT), 5/15/34 (3)	3,000	3,494

Los Angeles Department of Water & Power System Revenue Bonds, Series E, 5.00%, 7/1/35	2,750	3,120

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/31	1,445	1,658

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series A, 5.00%, 7/1/39	2,070	2,429
5.00%, 7/1/43	2,500	2,922

Los Angeles TRANS, 5.00%, 6/28/18	5,000	5,042

Los Angeles Unified School District G.O. Unlimited Bonds, Election of 2008, Series B-1, 5.00%, 7/1/32	5,000	5,979
5.00%, 7/1/36	3,500	4,123

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,039

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/30	1,500	1,775

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

California – 12.3% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	$7,020	$7,296

Newport Mesa Unified School District G.O. Unlimited CABS Refunding Bonds, 0.00%, 8/1/41 (4)	2,000	804

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/28	1,000	1,174

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	831,280	1,368

San Diego Unified School District Convertible G.O. Unlimited Refunding CABS, Series R-2, (Step to 6.63% on 07/01/30), 0.78%, 7/1/40 (2)	5,000	4,150
(Step to 6.63% on 07/01/30), 0.76%, 7/1/41 (2)	4,050	3,355

San Diego Unified School District G.O. Unlimited Refunding CABS, Series K-2, 0.00%, 7/1/38 (4)	4,200	1,924

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (1)	5,000	5,173

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (5)(6)	2,500	2,573

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/42	1,500	1,697

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series B, 5.00%, 5/1/47	1,000	1,140

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,192

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

California – 12.3% – continued

San Jose Unified School District Santa Clara County G.O. Unlimited CABS, Series C, Election of 2002 (NATL Insured), 0.00%, 8/1/30 (4)	$2,500	$1,697

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (1)	1,100	1,246

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, (Step to 5.13% on 08/01/23), 1.44%, 8/1/41 (2)	3,200	2,826

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (1)	7,000	7,094
		132,086

Colorado – 3.1%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,836

Cherry Creek School District No. 5 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/32	2,000	2,313

Colorado Sate Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project, 5.00%, 3/1/40	2,500	2,838

Colorado State School Of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	3,400	3,875

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,168
5.25%, 11/15/36	5,000	5,277

Denver City & County Board of Water Commissioners Water Revenue Bonds, Series A, Green Bonds, 5.00%, 9/15/47	2,045	2,377

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Colorado – 3.1% – continued

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 5.00%, 8/1/42	$1,500	$1,707

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	5,000	5,766
		33,157

Connecticut – 0.5%

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 5.00%, 8/1/34	3,000	3,305

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	2,000	2,296
		5,601

District of Columbia – 3.2%

District of Columbia G.O. Unlimited Bonds, Series D, 5.00%, 6/1/31	2,595	3,067

District of Columbia G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/38	1,000	1,133

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), Prerefunded, 5.50%, 10/1/18 (1)	1,010	1,030

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.50%, 10/1/18 (1)	20,000	20,392

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, Subordinate Lien, 5.00%, 10/1/36	5,000	5,728

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds, 5.00%, 10/1/45	2,500	2,837
		34,187

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Florida – 7.4%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/42	$2,500	$2,796

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,628

Broward County Airport System Revenue Refunding Bonds, Series O, 5.38%, 10/1/29	510	537

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,349
5.00%, 9/1/25	1,000	1,091

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,694

Central Florida Expressway Authority Revenue Refunding Bonds, Senior Lien, 4.00%, 7/1/41	1,000	1,023

Florida State Board of Public Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	5,000	6,021

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, Prerefunded, 6.25%, 10/1/19 (1)	3,000	3,203

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Prerefunded, 5.63%, 11/15/19 (1)	15	16

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Unrefunded Balance, 5.63%, 11/15/37	4,985	5,294

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,734

JEA Electric System Revenue Refunding Bonds, Series B, 5.00%, 10/1/30	2,250	2,656

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Florida – 7.4% – continued

Miami Beach Water & Sewer Revenue Refunding Bonds, 5.00%, 9/1/47	$2,000	$2,282

Miami-Dade County Aviation Revenue Bonds, Miami International, Prerefunded, 5.50%, 10/1/20 (1)	605	660

Miami-Dade County Aviation Revenue Bonds, Miami International, Unrefunded Balance, 5.50%, 10/1/29	1,895	2,059

Miami-Dade County Aviation Revenue Refunding Bonds, 5.00%, 10/1/41	450	508

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,248

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,515

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/1/39	4,025	4,480

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	10,874

Miami-Dade County Transit System Sales Surtax Revenue Refunding Bonds, 4.00%, 7/1/36	2,770	2,909

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (1)	75	83

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,925	5,404

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds, 5.00%, 10/1/38	5,000	5,605

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Florida – 7.4% – continued

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 5.00%, 10/1/36	$1,750	$2,032
		79,701

Georgia – 3.6%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (1)	7,500	7,718

Georgia State G.O. Unlimited Bonds, Series A, Tranche 2, 5.00%, 2/1/27	3,075	3,652

Georgia State G.O. Unlimited Bonds, Series A-1, 5.00%, 2/1/26	1,510	1,802

Georgia State G.O. Unlimited Bonds, Series A-2, 5.00%, 2/1/30	2,500	2,990

Georgia State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/26	3,745	4,494
5.00%, 7/1/28	4,890	5,920

Georgia State G.O. Unlimited Refunding Bonds, Series E, 5.00%, 12/1/28	5,160	6,194

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	2,500	2,669
5.50%, 7/1/60	2,500	2,782
		38,221

Hawaii – 1.3%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,296

Honolulu City & County G.O. Unlimited Bonds, Series D, Prerefunded, 5.25%, 9/1/19 (1)	1,000	1,050

Honolulu City & County Variable G.O. Unlimited Refunding Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.88%, 9/1/20 (6)	3,500	3,501

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Hawaii – 1.3% – continued

University of Hawaii Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/19 (1)	$5,000	$5,264
		14,111

Idaho – 0.2%

Idaho State Health Facilities Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, 5.00%, 12/1/47	1,750	1,964

Illinois – 7.2%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,756

Chicago O’Hare International Airport General Revenue Bonds, Series D, Senior Lien, 5.00%, 1/1/39	1,015	1,100

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/41	3,100	3,440

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,208

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/35	5,000	5,514

Cook County Sales Tax Revenue Refunding Bonds, 4.00%, 11/15/34	5,085	5,274

Illinois Educational Facilities Authority Revenue Bonds, Field Museum Of Natural History, 3.90%, 11/1/36	1,740	1,740

Illinois Finance Authority Revenue Bonds, The University Of Chicago Series, 5.00%, 10/1/48	5,000	5,666

Illinois State Finance Authority Revenue Bonds, Northwestern Memorial Healthcare, 4.00%, 7/15/47	5,000	5,126

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Illinois – 7.2% – continued

Illinois State Finance Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/28	$1,500	$1,830

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,653

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, Prerefunded, 6.00%, 3/1/19 (1)	4,850	5,039

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, Prerefunded, 6.13%, 4/1/21 (1)	5,000	5,611

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,000	1,106

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	4,750	4,968

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	2,000	2,232
5.00%, 1/1/42	6,000	6,790

Kane County Forest Preserve District G.O. Unlimited Bonds, Series A, 3.25%, 12/15/32	2,905	2,905

Morton Grove-Niles Water Commission G.O. Limited Water Bonds, Alternate Revenue Source, Series A, 5.00%, 12/1/41	1,635	1,846

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/1/34	3,400	4,342

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	2,000	2,080

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,812
		77,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Indiana – 0.6%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	$3,150	$3,464

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL Insured), 3.50%, 6/1/18	3,280	3,290
		6,754

Kentucky – 0.7%

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	2,500	2,850

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,192

University of Kentucky General Receipt Revenue Bonds, Series A (State Intercept Program), 3.00%, 10/1/35	3,000	2,742
		7,784

Louisiana – 1.7%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, Prerefunded, 5.25%, 2/1/19 (1)	5,000	5,151

Lafayette Parish School Board Of The Paris, Sales Tax Revenue Bonds, Series 2018, 5.00%, 4/1/48	2,165	2,464

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A, First Lien, 4.00%, 5/1/41	5,000	5,187

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured), 5.00%, 12/1/41	5,000	5,568
		18,370

Maryland – 1.3%

Howard County G.O. Unlimited Bonds, Series A, 5.00%, 2/15/30	1,000	1,191

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Maryland – 1.3% – continued

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/26	$1,000	$1,198
5.00%, 3/15/31	3,440	4,083

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health, 5.00%, 7/1/44	1,100	1,233

Maryland State Stadium Authority Revenue Bonds, Baltimore City Public Schools, 5.00%, 5/1/30	1,000	1,152

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 7/1/19 (1)	2,500	2,573

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,160

Washington Suburban Sanitary District G.O. Unlimited Refunding Bonds, 3.00%, 6/1/29	1,035	1,044
		13,634

Massachusetts – 4.5%

Massachusetts Bay Transportation Authority Assessment Revenue Refunding Bonds, Series A, 5.00%, 7/1/41	2,800	3,082

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,360

Massachusetts State College Building Authority, Revenue Bonds, Series B, Green Bonds (State Intercept Program), 5.00%, 5/1/39	1,000	1,121

Massachusetts State Development Finance Agency Broad Institute Revenue Refunding Bonds, 5.00%, 4/1/37	1,000	1,164

Massachusetts State G.O. Limited Bonds, Series F, 5.00%, 11/1/41	5,000	5,800

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Massachusetts – 4.5% – continued

Massachusetts State G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/30	$6,000	$6,988

Massachusetts State Housing Finance Agency Revenue Bonds, Series C, 3.90%, 12/1/42	1,000	1,012

Massachusetts State Housing Finance Agency Revenue Bonds, Series H, 4.40%, 12/1/46	1,000	1,042

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	3,094

Massachusetts State School Building Authority Senior Dedicated Sales TRB, Series A, 5.00%, 5/15/43	3,015	3,340

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, Prerefunded, 5.00%, 8/1/19 (1)	10,000	10,441

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,171

University of Massachusetts Building Authority Project Revenue Bonds, Senior Series 1, 5.00%, 11/1/44	5,000	5,631
		48,246

Michigan – 2.6%

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/25	1,000	1,157

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,248

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,840

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Michigan – 2.6% – continued

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	$5,000	$5,580

Michigan State Building Authority Revenue Refunding Bonds, Series I, 5.00%, 4/15/36	1,000	1,145

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, 5.00%, 12/1/47	3,915	4,232

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, 5.00%, 10/1/39	3,200	3,444

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, William Beaumont Hospital Credit Group, 5.00%, 9/1/39	2,000	2,175

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	2,000	2,211

Wayne County Airport Authority Revenue Refunding Bonds, Series G, 5.00%, 12/1/34	2,625	2,940
		27,972

Minnesota – 0.2%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program), 5.00%, 2/1/28	275	329

Wayzata Independent School District No. 284 G.O. Unlimited Bonds, Series A (School District Credit Program), 5.00%, 2/1/26	1,500	1,780
		2,109

Mississippi – 0.1%

Mississippi State Development Bank Special Obligation Revenue Bonds, Rankin County School District Bond Project, 5.00%, 6/1/31	1,155	1,352

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Missouri – 1.0%

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	$1,820	$1,901

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A, 5.00%, 5/1/26	3,175	3,775
5.00%, 5/1/42	1,000	1,161

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/33	1,000	1,143

Missouri State Health & Educational Facilities Authority Saint Louis University Revenue Bonds, Series A, 5.00%, 10/1/38	2,500	2,808
		10,788

Montana – 0.1%

Montana Board Of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA), 12/1/48 (3)	1,100	1,104

Nebraska – 1.4%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/36	1,000	1,134
5.00%, 11/15/37	1,000	1,132

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	5,000	5,199
5.00%, 2/1/42	4,250	4,943

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/34	2,210	2,430
		14,838

Nevada – 2.4%

Clark County Airport System Revenue Bonds, Series C, Subordinate Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,737

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Nevada – 2.4% – continued

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/36	$5,000	$5,217

Clark County G.O. Limited Bonds, Las Vegas Convention & Visitor, 7/1/47 (3)	5,000	5,140

Clark County G.O. Limited Tax Bank Bonds, Prerefunded, 5.00%, 6/1/18 (1)	2,500	2,514

Clark County School District Building G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/26	3,080	3,568

Clark County School District G.O. Limited Refunding Bonds, Series C, 5.00%, 6/15/35	3,000	3,428
4.00%, 6/15/37	2,460	2,554

Washoe County Highway Fuel TRB, 5.00%, 2/1/43	1,750	1,791
		25,949

New Hampshire – 1.6%

New Hampshire State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/27	5,000	5,820

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (1)	11,000	11,458
		17,278

NewJersey – 0.2%

New Jersey State Turnpike Authority Revenue Refunding Bonds, Series G, 4.00%, 1/1/35	1,855	1,951

New Mexico – 0.1%

New Mexico State Mortgage Finance Authority SFM Class 1 Revenue Bonds, Series C-2 (GNMA/FNMA/FHLMC Insured), 5.00%, 9/1/26	1,525	1,550

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

New York – 15.8%

Long Island Power Authority General Electric System Revenue Bonds, Series A, Prerefunded, 6.00%, 5/1/19 (1)	$5,000	$5,232

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Green Bonds, Climate Bond Certified, 5.25%, 11/15/33	2,000	2,411

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, Prerefunded, 5.50%, 11/15/18 (1)	10,000	10,244

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, Prerefunded, 5.00%, 11/15/19 (1)	5,000	5,266

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20 (1)	5,000	5,451

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D-1, 5.00%, 11/15/33	3,000	3,410

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.00%, 11/15/34	2,000	2,268

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, Prerefunded, 5.75%, 6/15/18 (1)	5,805	6,020

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, Unrefunded Balance, 5.75%, 6/15/40	4,195	4,061

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, Second Generation, Fiscal 2013, 5.00%, 6/15/47	2,500	2,757

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

New York – 15.8% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second Generation Resolution, Fiscal 2017, 5.00%, 6/15/46	$5,000	$5,668

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.25%, 6/15/36	2,000	2,372
5.00%, 6/15/39	1,800	2,077

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	2,000	2,263

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/37	1,000	1,167
5.00%, 7/15/43	3,000	3,476
4.00%, 7/15/46	2,000	2,061

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,584

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017, 5.00%, 2/1/40	3,000	3,437

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series C, 5.00%, 11/1/33	3,000	3,500

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series A-3, 4.00%, 8/1/42	3,500	3,630

New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.00%, 8/1/45	2,275	2,611

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

New York – 15.8% – continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/34	$500	$571

New York Dormitory Authority Sales Tax Revenue Bonds, Series A, 4.00%, 3/15/47	5,000	5,208

New York G.O. Unlimited Bonds, Series B-1, 5.25%, 10/1/31	5,000	6,020

New York G.O. Unlimited Bonds, Series E-1, 5.00%, 3/1/40	5,000	5,791
4.00%, 3/1/42	5,000	5,191

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/28	1,510	1,714

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (1)	4,655	4,902

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	345	362

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University, 5.00%, 10/1/46	500	661

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 4.00%, 7/1/47	510	528

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, New York University, 5.00%, 7/1/29	2,000	2,388

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

New York – 15.8% – continued

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/37	$2,530	$2,923

New York State Dormitory Authority Personal Income TRB, Series B, Education, Prerefunded, 5.75%, 3/15/19 (1)	11,980	12,451

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/26	1,000	1,172

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	10,889

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, Escrowed to Maturity, 5.50%, 4/15/35	5,000	6,686

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA/FNMA Insured), 4.15%, 11/1/47	1,000	1,028

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	56

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/27	2,000	2,352

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	2,000	2,206

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	1,000	1,181

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/28	2,500	2,891

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

New York – 15.8% – continued
5.00%, 10/15/29	$2,000	$2,306

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges & Tunnels, 4.00%, 11/15/48	2,500	2,586

Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, 5.00%, 11/15/35	2,305	2,680

Triborough Bridge & Tunnel Authority Revenue Bonds, Series C-2, MTA Bridges & Tunnels, 5.00%, 11/15/42	2,500	2,895
		169,604

North Carolina – 1.2%

Charlotte COPS, Series B, 3.00%, 6/1/22	2,000	2,001

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	2,000	2,040

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	6,015	6,848

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/32	1,500	1,732
		12,621

Ohio – 2.4%

Akron Income Tax Revenue Refunding Bonds, Community Learning Centers, 4.00%, 12/1/32	1,300	1,387

Franklin County Hospital Facilities Revenue Refunding & Improvement Bonds, Ohiohealth Corporation, 4.00%, 5/15/43	2,040	2,069

Northeast Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	945	1,067

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/15/27	5,000	6,042

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Ohio – 2.4% – continued

Ohio State G.O. Unlimited Bonds, Series T, 5.00%, 5/1/32	$2,625	$3,085

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	1,000	1,054

Ohio Turnpike and Infrastructure Commission Senior Lien Revenue Bonds, Series A, 5.00%, 2/15/48	10,000	10,875
		25,579

Oklahoma – 0.6%

Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C, 4.00%, 1/1/42	6,600	6,831

Oregon – 1.9%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38 (4)	7,500	3,220

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	1,100	1,269

Oregon State G.O. Limited TANS, Series A, 5.00%, 9/28/18	10,000	10,167

Oregon State Health & Science University Revenue Refunding Bonds, Series B, 5.00%, 7/1/38	2,035	2,319

Port of Portland Airport Revenue Bonds, Series 24A, 5.00%, 7/1/47	1,000	1,130

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/35	2,000	2,342
		20,447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Pennsylvania – 1.2%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured), 4.00%, 6/1/39	$10,000	$10,083

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	932
5.00%, 5/1/35	865	977

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 118-B, 4.10%, 10/1/45	570	581
		12,573

South Carolina – 1.9%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,820	6,777

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (1)	13,000	13,374
		20,151

Tennessee – 0.0%

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B, 3.38%, 7/1/38	145	141

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	310	317
		458

Texas – 4.3%

Arlington Senior Lien Special Tax Revenue Bonds, Series A, Senior Lien (AGM Insured), 4.00%, 2/15/44	3,240	3,325
5.00%, 2/15/48	3,000	3,373

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	500	579

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Texas – 4.3% – continued

Brushy Creek Regional Utility Authority Contract Revenue Refunding Bonds, Regional Water Treatment & Distribution, 3.75%, 8/1/38	$500	$507

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), Prerefunded, 6.00%, 8/15/18 (1)	5,000	5,082

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, Prerefunded, 0.00%, 8/15/18 (7)(1)	12,505	5,912

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 6.25%, 5/15/18 (1)	10,000	10,055

Lower Colorado River Authority Revenue Refunding Bonds, 5.00%, 5/15/39	2,500	2,733

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/35	1,025	1,237
5.00%, 1/1/39	2,500	2,863

Sherman Independent School District G.O. Unlimited Bonds, Series A (PSF-Gtd.), School Building, 5.00%, 2/15/40	1,590	1,857

Texas State G.O. Limited Refunding Bonds, Series A, 5.00%, 8/1/27	1,185	1,387

Texas State Water Development Board State Water Implementation Revenue Bonds, 5.00%, 10/15/46	1,500	1,716

Ysleta Independent School District G.O. Unlimited Bonds, School Building (PSF-Gtd.), 5.00%, 8/15/45	5,000	5,702
		46,328

Utah – 0.9%

Provo G.O. Unlimited Refunding Bonds, 5.00%, 1/1/26	500	592

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/42	3,000	3,350

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.1% – continued

Utah – 0.9% – continued

Utah Transit Authority Senior Lien Sales TRB, 5.00%, 12/15/35	$5,215	$6,191
		10,133

Virginia – 2.2%

Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/48	11,475	13,307

Norfolk G.O. Unlimited Bonds, Series A, 5.00%, 10/1/41	500	574

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	500	563

Norforlk Water Revenue Refunding Bonds, 5.00%, 11/1/29	4,885	5,878
5.00%, 11/1/42	2,715	3,157
		23,479

Washington – 0.9%

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/40	560	629

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services, 5.00%, 10/1/38	5,000	5,509

Washington State Housing Finance Commission Revenue Refunding Bonds, Single Family Program, 3.70%, 12/1/34	85	86

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	2,000	2,237

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	1,320	1,482
		9,943

Wisconsin – 2.1%

PMA Levy & Aid Program Revenue Notes, Series A, 2.00%, 10/19/18	5,000	5,010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 94.1% – continued

Wisconsin – 2.1% – continued

Wisconsin State Environmental Improvement Fund Taxable Revenue Notes, Series B, 1.30%, 6/1/18	$9,000	$8,987

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3, 5.00%, 11/1/32	5,000	5,916

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 4.00%, 11/15/36	2,295	2,362
		22,275
Total Municipal Bonds
(Cost $1,001,733)		1,011,698

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (8)(9)	38,519,336	$38,519
Total Investment Companies
(Cost $38,519)		38,519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.0%

Los Angeles Unified School District Taxable G.O. Unlimited Notes, Series B-2, Election of 2008, 1.85%, 5/1/18	$2,500	$2,500

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/23/18	3,000	3,001

Texas State TRANS, 4.00%, 8/30/18	15,750	15,909
Total Short-Term Investments
(Cost $21,440)		21,410

Total Investments – 99.7%
(Cost $1,061,692)		1,071,627

Other Assets less Liabilities – 0.3%		3,631
NET ASSETS – 100.0%		$1,075,258

(1)	Maturity date represents the prerefunded date.
(2)	Step coupon bond. Rate as of March 31, 2018 is disclosed.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

(4)	Zero coupon bond.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the puttable date.
(7)	Zero coupon bond. Maturity date represents the prerefunded date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	11.7%
AA	61.0
A	19.1
A1+ (Short Term)	2.7
A1 (Short Term)	0.5
BBB	0.7
Not Rated	0.7
Cash Equivalents	3.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	6.9%
General	17.5
General Obligation	18.0
Higher Education	5.4
Power	7.4
School District	7.8
Transportation	9.5
Water	15.4
All other sectors less than 5%	12.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$1,011,698	$–	$1,011,698
Investment Companies	38,519	–	–	38,519
Short-Term Investments	–	21,410	–	21,410
Total Investments	$38,519	$1,033,108	$–	$1,071,627

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS

MARCH 31, 2018

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

IBC - Insured Bond Certificates

IDA - Industrial Development Authority

MBIA - Municipal Bond Insurance Association

MWRA - Massachusetts Water Resources Authority

NATL - National Public Finance Guarantee Corporation

PSF - Permanent School Fund

RANS - Revenue Anticipation Notes

SFM - Single Family Mortgage

SIFMA - Securities Industry And Financial Markets Association

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security;

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2018

the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2018, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Short-Intermediate Tax-Exempt	Daily	Monthly

Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds. At March 31, 2018 the following reclassifications were recorded:

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
High Yield Municipal	$–	$23,276	$(23,276)
Short-Intermediate Tax-Exempt	107	–	(107)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2017 through the fiscal year ended March 31, 2018, the following Fund incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Short-Intermediate Tax-Exempt	$310

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2018, the High Yield Municipal Fund utilized approximately $2,048,000 in capital loss carry forward.

At March 31, 2018, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2018	MARCH 31, 2019
High Yield Municipal	$–	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

The High Yield Municipal Fund had approximately $23,276,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2018.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Arizona Tax-Exempt	$1,084	$–
California Intermediate Tax-Exempt	2,500	–
California Tax-Exempt	1,905	–
High Yield Municipal	7,589	–
Intermediate Tax-Exempt	19,913	–
Tax-Exempt	9,123	308

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$40	$1	$–	$1,311

California Intermediate Tax-Exempt	178	3	–	3,309

California Tax-Exempt	87	5	–	7,377

High Yield Municipal	229	5	–	15,828

Intermediate Tax-Exempt	656	30	–	2,684

Short-Intermediate Tax-Exempt	–	–	–	(4,190)

Tax-Exempt	231	7	–	9,789

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2018

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,081	$74	$–
California Intermediate Tax-Exempt	12,349	183	–
California Tax-Exempt	5,718	363	–
High Yield Municipal	17,860	404	–
Intermediate Tax-Exempt	54,961	1,938	–
Short-Intermediate Tax-Exempt	11,848	431	1,330
Tax-Exempt	32,984	464	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,128	$1,251	$113
California Intermediate Tax-Exempt	12,289	3,324	1,469
California Tax-Exempt	5,596	2,160	95
High Yield Municipal	20,952	757	–
Intermediate Tax-Exempt	61,276	29,007	16,536
Short-Intermediate Tax-Exempt	13,086	446	1,396
Tax-Exempt	33,646	1,134	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2018, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below.

NORTHERN FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Tax-Exempt	0.43%	0.417%	0.404%	0.45%
High Yield Municipal	0.77%	0.747%	0.725%	0.80%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Tax-Exempt	0.43%	0.417%	0.404%	0.45%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2018. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2018

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$–	$96,888	$–	$85,788
California Intermediate Tax-Exempt	–	279,245	–	238,794
California Tax-Exempt	–	147,028	–	138,361
High Yield Municipal	–	42,260	–	107,964
Intermediate Tax-Exempt	–	2,565,799	–	2,822,888
Short-Intermediate Tax-Exempt	–	297,943	–	409,831
Tax-Exempt	–	1,068,890	–	1,075,737

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF INVESTMENTS
Arizona Tax-Exempt	$2,171	$(860)	$1,311	$109,351
California Intermediate Tax-Exempt	8,178	(4,868)	3,310	503,707
California Tax-Exempt	8,135	(758)	7,377	181,280
High Yield Municipal	18,119	(2,292)	15,827	391,294
Intermediate Tax-Exempt	24,813	(22,130)	2,683	2,935,233
Short-Intermediate Tax-Exempt	1,999	(6,189)	(4,190)	916,480
Tax-Exempt	18,051	(8,261)	9,790	1,061,837

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,910	$30,934	135	$1,441	(2,111)	$(22,393)	934	$9,982
California Intermediate Tax-Exempt	12,198	129,614	243	2,591	(9,703)	(103,186)	2,738	29,019
California Tax-Exempt	4,097	47,496	249	2,887	(3,943)	(45,704)	403	4,679
High Yield Municipal	6,775	59,602	185	1,627	(14,340)	(126,178)	(7,380)	(64,949)
Intermediate Tax-Exempt	76,196	799,004	943	9,902	(58,901)	(618,477)	18,238	190,429
Short-Intermediate Tax-Exempt	21,199	218,695	300	3,089	(33,711)	(347,359)	(12,212)	(125,575)
Tax-Exempt	26,901	285,734	463	4,933	(26,956)	(286,686)	408	3,981

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	4,472	$48,730	215	$2,276	(4,909)	$(51,990)	(222)	$(984)
California Intermediate Tax-Exempt	11,128	121,043	516	5,476	(13,236)	(141,563)	(1,592)	(15,044)
California Tax-Exempt	4,863	58,271	371	4,335	(5,471)	(64,263)	(237)	(1,657)
High Yield Municipal	22,068	198,682	211	1,875	(31,260)	(271,953)	(8,981)	(71,396)
Intermediate Tax-Exempt	77,835	835,530	4,794	49,561	(109,983)	(1,158,757)	(27,354)	(273,666)
Short-Intermediate Tax-Exempt	32,836	340,183	330	3,404	(42,529)	(440,777)	(9,363)	(97,190)
Tax-Exempt	41,466	447,646	583	6,243	(37,716)	(400,129)	4,333	53,760

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio	$10,157	$104,805	$112,284	$–	$–	$83	$2,678	2,678
California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio	$21,202	$253,301	$248,644	$–	$–	$175	$25,859	25,859
California Tax-Exempt Fund	Northern Institutional Funds - U.S. Government Portfolio	$13,853	$135,609	$135,977	$–	$–	$145	$13,485	13,485
High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio	$9,385	$144,657	$143,189	$–	$–	$89	$10,853	10,853
Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio	$125,000	$–	$–	$–	$–	$960	$125,000	125,000
	Northern Institutional Funds - U.S. Government Portfolio	117,686	1,779,241	1,583,792	–	–	1,862	313,135	313,135
	TOTAL	$242,686	$1,779,241	$1,583,792	$–	$–	$2,822	$438,135	438,135
Short-Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio	$25,000	$–	$–	$–	$–	$192	$25,000	25,000
	Northern Institutional Funds - U.S. Government Portfolio	72,902	475,771	497,432	–	–	592	51,241	51,241
	TOTAL	$97,902	$475,771	497,432	$–	$–	$784	$76,241	76,241

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MARCH 31, 2018

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio	$25,318	$815,796	$802,595	$–	$–	$439	$38,519	38,519

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity.

Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure except for the items noted below:

Effective April 1, 2018, NTI has agreed to increase the contractual expense reimbursement it provides to the High Yield Municipal Fund by lowering the contractual expense limitation after which expense reimbursement takes effect from 0.80% to 0.60%. This contractual expense limitation may not be terminated before April 1, 2019 without the approval of the Board.

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TAX EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Short-Intermediate Tax-Exempt	$0.0140

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2018, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 97.66%, California Intermediate Tax-Exempt Fund –98.54%, California Tax-Exempt Fund – 94.03%, High Yield Municipal Fund – 97.79%, Intermediate Tax-Exempt Fund –96.59%, Short-Intermediate Tax-Exempt Fund – 96.49% and Tax-Exempt Fund – 98.61%

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 102), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.47%	$1,000.00	$991.80	$2.33
Hypothetical	0.47%	$1,000.00	$1,022.59	$2.37

CALIFORNIA INTERMEDIATE TAX-EXEMPT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.45%	$1,000.00	$991.50	$2.23
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.46%	$1,000.00	$997.20	$2.29
Hypothetical	0.46%	$1,000.00	$1,022.64	$2.32

HIGH YIELD MUNICIPAL
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.80%	$1,000.00	$1,005.00	$4.00
Hypothetical	0.80%	$1,000.00	$1,020.94	$4.03

INTERMEDIATE TAX-EXEMPT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.45%	$1,000.00	$992.60	$2.24
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

SHORT-INTERMEDIATE TAX-EXEMPT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.45%	$1,000.00	$992.00	$2.23
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2018 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.45%	$1,000.00	$997.50	$2.24
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	113	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND1,3,4,5,6,7

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5,6,7

CA TAX-EXEMPT FUND1,3,4,5,6,7

HIGH YIELD MUNICIPAL FUND1,2,3,6,7

INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

TAX-EXEMPT FUND1,3,6,7

1	Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2	High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3	Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4	Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5	State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6	Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7	Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

TAX-EXEMPT FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	115	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

6	STATEMENTS OF ASSETS AND LIABILITIES

7	STATEMENTS OF OPERATIONS

8	STATEMENTS OF CHANGES IN NET ASSETS

9	FINANCIAL HIGHLIGHTS

SCHEDULES OF INVESTMENTS

13	MONEY MARKET FUND
Ticker Symbol: NORXX

17	MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOMXX

28	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

32	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

36	NOTES TO THE FINANCIAL STATEMENTS

43	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

44	TAX AND DISTRIBUTION INFORMATION

45	FUND EXPENSES

46	TRUSTEES AND OFFICERS

50	INVESTMENT CONSIDERATIONS

52	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Money Market Funds. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

The Money Market Fund and the Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve implemented three incremental increases in its benchmark overnight lending rate over the 12 month period ended March 31, 2018, leaving the Federal funds target rate range at 1.50%-1.75% as of March 31, 2018. Despite an improving labor market and passable economic growth, inflation remained below the U.S. Federal Reserve’s 2% target throughout the period. Nevertheless, the U.S. Federal Reserve began its balance sheet normalization process in October of 2017, under which it will gradually reduce its bond portfolio, a process which is expected to put some upward pressure on interest rates. According to the U.S. Federal Reserve, after 12 months the planned tapering will have instituted the equivalent of a 25-basis-point rate hike. The longer-term outlook and future leadership of the U.S. Federal Reserve was uncertain for a period as there were multiple vacancies on the U.S. board. President Trump chose not to renew Chair Yellen’s term and instead appointed Jerome Powell to lead the U.S. Federal Reserve. Mr. Powell’s first meeting as Chair was in March 2018, and it is anticipated that he will pursue a similar monetary policy path to Yellen’s.

The short end of the yield curve was orderly for most of the period. However, credit spreads widened aggressively late in the period in anticipation of both corporations repatriating cash in the wake of U.S. tax reform and a dramatic increase in U.S. Treasury issuance in 2018. The market was prepared for higher rates in the short end given expectations for a March 2018 Federal funds hike, but rates increased much more than anticipated. Credit spreads were expected to begin tightening in April as investors have more cash to invest and Treasury issuance begins to subside.

For its most recent fiscal year ended March 31, 2018, the Northern Money Market Fund posted a 1.10% return, compared with the 0.85% return of its benchmark, iMoneyNet MFR AverageTM/First Tier Retail. As of March 31, 2018, the Fund’s 7-day current yield was 1.60%. We continue to position the Fund conservatively, with a neutral duration strategy. Liquidity and principal preservation remain our primary objectives.

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MONEY MARKET FUND		1.10%	0.32%	0.28%	1.60%
IMONEYNET MFR AVERAGETM/FIRST TIER RETAIL		0.85	0.24	0.33

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2018. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2018, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 50.

OVERNIGHT (ONE BUSINESS DAY)	22.7%
2 - 15 DAYS	35.7
16 - 30 DAYS	10.5
31 - 60 DAYS	12.0
61 - 97 DAYS	16.5
98 - 180 DAYS	0.6
181 - 270 DAYS	2.0

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2018, the Municipal Money Market Fund offered investors tax-exempt returns, a stable net asset value and liquidity. Major themes affecting the short duration municipal markets during the period included higher money market yields and U.S. tax reform legislation.

The U.S. Federal Reserve implemented three 25-basis-point increases in its benchmark overnight lending rate over the period, leaving the target range for the federal funds rate at 1.50%-1.75% as of March 31, 2018. The U.S. Federal Reserve’s aggregate 75-basis-point increase in policy rates pushed short duration municipal yields higher as well. Short duration municipal yields were also affected by uncertainty created by the proposed U.S. federal tax changes. The potential elimination of several types of municipal issuance prompted some municipal issuers to bring forward offerings of bonds originally scheduled for early 2018. This caused a dramatic increase in municipal issuance during the last quarter of 2017, pushing municipal yields higher.

For the 12-month period, the Fund provided a total return of 0.79%, compared to 0.50% for its benchmark, the iMoneyNet MFR AverageTM/Tax-Free Retail. Throughout the period, the Fund was positioned to weather a rising rate environment. The manager invested new cash balances primarily in municipal variable rate demand notes, or VRDNs. The interest rate of VRDNs is adjusted daily or weekly to reflect current market interest rates. These issues offer liquidity and a strong credit profile, and can be tendered at par. In the run-up to U.S. federal tax reform, investors saw tax-free VRDN yields set at levels that exceeded 30-day LIBOR. Our holdings of municipal VRDNs exceeded 90% of Fund assets throughout the period. The Fund’s weighted average maturity was maintained between 10 and 15 days during the period, essentially a neutral stance relative to the iMoneyNet Municipal Retail benchmark.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MUNICIPAL MONEY MARKET FUND		0.79%	0.27%	0.28%	1.16%
IMONEYNET MFR AVERAGETM/TAX-FREE RETAIL		0.50	0.16	0.23

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2018. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2018, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 50.

OVERNIGHT (ONE BUSINESS DAY)	36.7%
2 - 15 DAYS	59.4
31 - 60 DAYS	1.1
61 - 97 DAYS	0.7
98 - 180 DAYS	2.0
181 - 270 DAYS	0.1

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Higher-risk asset classes finished the 12-month period ended March 31, 2018 with gains, although volatility returned to global markets in the first quarter of 2018 when U.S. stocks briefly dipped into correction territory. Bond yields also moved higher, particularly for short-term issues, and the yield curve flattened meaningfully. The Federal Open Market Committee (“FOMC”) raised the target range for the federal funds rate by a quarter point three times during the period, in June 2017, December 2017 and March 2018. The FOMC, at its September 2017 meeting, also announced that it would begin to reduce the size of its balance sheet. Economic data released during the second half of 2017 generally surprised to the upside and painted a picture of a strong labor market in the United States.

Money market rates moved higher during the period as the FOMC has prepared the markets well in advance of each rate hike. The U.S. Federal Reserve’s decision to begin reducing the size of its balance sheet had little immediate effect on the money markets, but it may have more of an influence as monetary policy continues to normalize. In addition, the government increased U.S. Treasury bill issuance late in the period — an important trend that we will continue to monitor closely through the remainder of 2018. Accordingly, we selectively rotated into longer-term securities to take advantage of steepness in the money market yield curve while maintaining a strong liquidity profile to accommodate any unexpected outflows.

The U.S. Government Money Market Fund posted a total return of 0.78% for the 12-month period ended March 31, 2018, compared with the 0.48% return of its benchmark, the iMoneyNet MFR AverageTM/Govt & Agencies Retail. As of March 31, 2018 the Fund’s 7-day current yield was 1.33%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET FUND		0.78%	0.19%	0.21%	1.33%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.48	0.11	0.21

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2018. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2018, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare the Fund to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 50.

OVERNIGHT (ONE BUSINESS DAY)	35.2%
2 - 15 DAYS	17.2
16 - 30 DAYS	17.7
31 - 60 DAYS	6.7
61 - 97 DAYS	12.7
98 - 180 DAYS	5.2
181 - 270 DAYS	4.9
271 - 366 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Higher-risk asset classes finished the 12-month period ended March 31, 2018 with gains, although volatility returned to global markets in the first quarter of 2018 when U.S. stocks briefly dipped into correction territory. Bond yields also moved higher, particularly for short-term issues, and the yield curve flattened meaningfully. The Federal Open Market Committee (“FOMC”) raised the target range for the federal funds rate by a quarter point three times during the period, in June 2017, December 2017 and March 2018. The FOMC, at its September 2017 meeting, also announced that it would begin to reduce the size of its balance sheet. Economic data released during the second half of 2017 generally surprised to the upside and painted a picture of a strong labor market in the United States.

Money market rates moved higher during the period as the FOMC has prepared the markets well in advance of each rate hike. The U.S. Federal Reserve’s decision to begin reducing the size of its balance sheet had little immediate effect on the money markets, but it may have more of an influence as monetary policy continues to normalize. In addition, the government increased U.S. Treasury bill issuance late in the period — an important trend that we will continue to monitor closely through the remainder of 2018. Accordingly, we selectively rotated into longer-term securities to take advantage of steepness in the money market yield curve while maintaining a strong liquidity profile to accommodate any unexpected outflows.

The U.S. Government Select Money Market Fund posted a total return of 0.78% for the 12-month period ended March 31, 2018, compared with the 0.48% return of its benchmark, the iMoneyNet MFR AverageTM/Govt & Agencies Retail. As of March 31, 2018 the Fund’s 7-day current yield was 1.33%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET FUND		0.78%	0.19%	0.20%	1.33%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.48	0.11	0.21

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2018. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2018, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare the Fund to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 50.

OVERNIGHT (ONE BUSINESS DAY)	42.7%
2 - 15 DAYS	4.7
16 - 30 DAYS	21.1
31 - 60 DAYS	10.9
61 - 97 DAYS	10.5
98 - 180 DAYS	4.8
181 - 270 DAYS	4.9
271 - 366 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2018

Amounts in thousands, except per share data	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$349,041	$876,074	$9,497,795	$2,495,566
Repurchase agreements, at cost, which approximates fair value	6,516	–	6,707,134	1,330,000
Cash	–	109	32,958	–
Due from custodian	200	700	–	–
Interest income receivable	289	1,459	12,585	2,666
Receivable for securities sold	–	215	–	–
Receivable for fund shares sold	3	–	137	3,684
Receivable from affiliates for expense reimbursements	–	1	48	12
Prepaid and other assets	9	6	28	4
Total Assets	356,058	878,564	16,250,685	3,831,932
LIABILITIES:
Cash overdraft	257	–	–	4,599
Due to custodian	–	300	–	–
Payable for securities purchased	19,235	495	157,199	45,037
Payable for fund shares redeemed	–	57	79,944	–
Distributions payable to shareholders	413	701	16,305	3,887
Payable to affiliates:
Management fees	35	67	1,013	240
Custody fees	5	4	45	13
Transfer agent fees	1	3	46	11
Trustee fees	2	–	18	18
Accrued other liabilities	91	41	196	80
Total Liabilities	20,039	1,668	254,766	53,885
Net Assets	$336,019	$876,896	$15,995,919	$3,778,047
ANALYSIS OF NET ASSETS:
Capital stock	$336,064	$876,960	$15,995,879	$3,778,050
Accumulated undistributed net investment income (loss)	(45)	1	(9)	(13)
Accumulated undistributed net realized gain (loss)	–	(65)	49	10
Net Assets	$336,019	$876,896	$15,995,919	$3,778,047
Shares Outstanding ($.0001 par value, unlimited authorization)	336,022	876,895	15,995,912	3,778,088
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2018

Amounts in thousands	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$2,811	$5,144	$175,531	$39,605
Income from affiliates (Note 6)	–	–	120	–
Total Investment Income	2,811	5,144	175,651	39,605
EXPENSES:
Management fees	674	1,651	51,464	11,404
Custody fees	57	69	1,672	402
Transfer agent fees	30	75	2,339	518
Registration fees	27	21	34	39
Printing fees	–	–	244	83
Professional fees	38	38	200	84
Trustee fees	10	10	142	48
Other	38	35	155	61
Total Expenses	874	1,899	56,250	12,639
Less expenses voluntarily reimbursed by investment adviser	(131)	(657)	–	–
Less expenses contractually reimbursed by investment adviser	(140)	(117)	(1,408)	(466)
Less custodian credits	(3)	(19)	(36)	(2)
Net Expenses	600	1,106	54,806	12,171
Net Investment Income	2,211	4,038	120,845	27,434
NET REALIZED GAINS:
Net realized gains (losses) on:
Investments	–	–	49	9
Net Gains	–	–	49	9
Net Increase in Net Assets Resulting from Operations	$2,211	$4,038	$120,894	$27,443

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2018	2017	2018	2017	2018	2017	2018	2017
OPERATIONS:
Net investment income	$2,211	$7,032	$4,038	$2,759	$120,845	$15,398	$27,434	$5,258
Net realized gains (losses)	–	978	–	(65)	49	38	9	40
Net increase from payment by affiliate (Note 6)	–	136	–	91	–	–	–	–
Net Increase in Net Assets Resulting from Operations	2,211	8,146	4,038	2,785	120,894	15,436	27,443	5,298
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	171,522	(7,397,266)	673,039	(5,456,159)	(486,033)	13,122,151	497,010	(606,916)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	171,522	(7,397,266)	673,039	(5,456,159)	(486,033)	13,122,151	497,010	(606,916)
DISTRIBUTIONS PAID:
From net investment income	(2,320)	(7,945)	(4,037)	(3,024)	(120,883)	(15,407)	(27,473)	(5,265)
From net realized gains	–	(71)	–	(622)	–	–	–	–
Total Distributions Paid	(2,320)	(8,016)	(4,037)	(3,646)	(120,883)	(15,407)	(27,473)	(5,265)
Total Increase (Decrease) in Net Assets	171,413	(7,397,136)	673,040	(5,457,020)	(486,022)	13,122,180	496,980	(606,883)
NET ASSETS:
Beginning of year	164,606	7,561,742	203,856	5,660,876	16,481,941	3,359,761	3,281,067	3,887,950
End of year	$336,019	$164,606	$876,896	$203,856	$15,995,919	$16,481,941	$3,778,047	$3,281,067
Accumulated Undistributed Net Investment Income (Loss)	$(45)	$(46)	$1	$–	$(9)	$(9)	$(13)	$(14)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	– (1)	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Net increase from payment by affiliate (Note 6)	–	– (3)	– (4)	–	–
Total from Investment Operations	0.01	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	– (5)	– (5)	– (5)	– (5)
From net realized gains	–	– (6)	– (6)	–	–
Total Distributions Paid	(0.01)	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(7)	1.10%	0.42%	0.05%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$336,019	$164,606	$7,561,742	$8,844,593	$7,979,006
Ratio to average net assets of:
Expenses, net of reimbursements and credits(8)	0.29%	0.34%	0.26%	0.17%	0.18%
Expenses, before reimbursements and credits	0.43%	0.37%	0.36%	0.39%	0.48%
Net investment income, net of reimbursements and credits(8)	1.09%	0.22%	0.05%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	0.95%	0.19%	(0.05)%	(0.21)%	(0.29)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $136,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(4)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $8,190,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(5)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(6)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(7)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	– (1)	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)	–	0.01	– (2)	– (2)	– (2)
Net increase from payment by affiliate (Note 6)	–	– (3)	–	–	–
Total from Investment Operations	0.01	0.01	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	(0.01)	– (4)	– (4)	– (4)
From net realized gains	–	– (5)	– (5)	– (5)	–
Total Distributions Paid	(0.01)	(0.01)	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(6)	0.79%	0.53%	0.02%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$876,896	$203,856	$5,660,876	$6,273,372	$6,427,560
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.22%	0.34%	0.09%	0.07%	0.10%
Expenses, before reimbursements and credits	0.38%	0.37%	0.36%	0.39%	0.48%
Net investment income, net of reimbursements and credits(7)	0.81%	0.11%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	0.65%	0.08%	(0.26)%	(0.31)%	(0.37)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $91,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(5)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(6)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(7)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	– (1)	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.01	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	– (3)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.01)	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.78%	0.12%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$15,995,919	$16,481,941	$3,359,761	$1,763,668	$1,383,478
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.22%	0.09%	0.10%
Expenses, before reimbursements and credits	0.36%	0.36%	0.36%	0.40%	0.48%
Net investment income, net of reimbursements and credits(5)	0.77%	0.15%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	0.76%	0.14%	(0.13)%	(0.30)%	(0.37)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	– (1)	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.01	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	– (3)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.01)	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.78%	0.15%	0.02%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,778,047	$3,281,067	$3,887,950	$3,359,681	$3,727,033
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.20%	0.09%	0.10%
Expenses, before reimbursements and credits	0.37%	0.36%	0.36%	0.39%	0.48%
Net investment income, net of reimbursements and credits(5)	0.80%	0.14%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	0.78%	0.13%	(0.15)%	(0.29)%	(0.37)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 10.1%

ABS Other – 10.1%

Alpine Securitization LLC, 2.28%, 6/12/18 (1)	$3,000	$2,987

Bedford Row Funding Corp., (Floating, ICE LIBOR USD 3M + 0.16%) 2.45%, 6/27/18 (1)(2)	3,000	3,000

Bennington Stark Capital Co. LLC, 1.88%, 5/4/18	1,000	998

Collateralized Commercial Paper Co. LLC, (Floating, ICE LIBOR USD 1M + 0.20%) 2.01%, 4/18/18 (3)	4,000	4,000

Concord Minutemen Capital Co. LLC, Class A, 1.88%, 5/10/18	2,000	1,996

Crown Point Capital Co. LLC, 2.28%, 6/14/18	4,000	3,981

Kells Funding LLC, 1.72%, 4/9/18 (1)	4,000	3,998

Lexington Parker Capital Co. LLC, 2.03%, 4/23/18 (1)	2,000	1,998

LMA Americas LLC, 1.83%, 5/9/18	2,000	1,996

Matchpoint Finance PLC, 2.18%, 6/4/18 (1)	3,000	2,989

Ridgefield Funding Co. LLC, 1.81%, 4/3/18	3,900	3,900
2.36%, 6/20/18	2,000	1,990
		33,833
Total ABS Commercial Paper
(Cost $33,833)		33,833

CERTIFICATES OF DEPOSIT – 28.6%

Banking – 28.6%

Australia and New Zealand Banking Group, (Floating, ICE LIBOR USD 1M + 0.20%) 2.06%, 4/23/18 (3)	2,000	2,000

Bank of Montreal, Chicago Branch, (Floating, ICE LIBOR USD 1M + 0.30%) 2.00%, 4/9/18 (3)	3,000	3,000

(Floating, ICE LIBOR USD 1M + 0.18%) 2.05%, 4/26/18 (3)	1,000	1,000

(Floating, ICE LIBOR USD 1M + 0.25%) 2.13%, 4/30/18 (3)	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 28.6% – continued

Banking – 28.6% – continued
2.10%, 6/1/18	$3,000	$3,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 4/16/18	4,000	4,000

BNP Paribas S.A., New York Branch, (Floating, ICE LIBOR USD 3M + 0.16%) 2.45%, 6/26/18 (3)	2,500	2,500

Canadian Imperial Bank of Commerce, (Floating, ICE LIBOR USD 1M + 0.20%) 2.05%, 4/23/18 (3)	5,000	5,000

(Floating, ICE LIBOR USD 3M + 0.15%) 2.33%, 6/18/18 (3)	3,000	3,000

Citibank N.A., New York Branch, 1.72%, 4/11/18	2,000	2,000

(Floating, ICE LIBOR USD 1M + 0.27%) 2.08%, 4/17/18 (3)	3,000	3,000
2.10%, 6/5/18	3,000	3,000

Cooperatieve Rabobank U.A., London Branch, (Floating, ICE LIBOR USD 1M + 0.22%) 2.09%, 4/26/18 (3)	3,000	3,000

Cooperatieve Rabobank U.A., New York Branch, (Floating, ICE LIBOR USD 1M + 0.16%) 1.88%, 4/9/18 (3)	1,500	1,500

(Floating, ICE LIBOR USD 3M + 0.20%) 2.27%, 6/12/18 (3)	2,000	2,000

Credit Suisse A.G., New York Branch, (Floating, ICE LIBOR USD 1M + 0.19%) 2.05%, 4/23/18 (2)	2,000	2,000

Natixis S.A., New York Branch, 2.15%, 6/5/18	2,500	2,500
2.30%, 6/15/18	3,000	3,000

Oversea-Chinese Banking Corp. Ltd., (Floating, ICE LIBOR USD 1M + 0.30%) 1.99%, 4/6/18 (3)	2,000	2,000
2.00%, 5/22/18	2,500	2,500

Royal Bank of Canada, New York Branch, (Floating, ICE LIBOR USD 1M + 0.12%) 1.83%, 4/9/18 (3)	4,000	4,000

(Floating, ICE LIBOR USD 1M + 0.25%) 1.99%, 4/11/18 (3)	2,000	2,000

(Floating, ICE LIBOR USD 3M + 0.17%) 2.06%, 5/21/18 (3)	2,000	2,000

Shizuoka Bank Ltd., New York Branch, 2.14%, 5/24/18	2,000	2,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 28.6% – continued

Banking – 28.6% – continued
2.10%, 5/25/18	$3,000	$3,000

Societe Generale, New York Branch, 2.00%, 5/31/18	3,000	3,000

Sumitomo Mitsui Banking Corp., New York Branch, 2.05%, 5/23/18	4,000	4,000

Sumitomo Mitsui Trust Bank Ltd., 1.80%, 4/13/18	2,000	2,000

Svenska Handelsbanken AB, New York Branch, (Floating, ICE LIBOR USD 3M + 0.20%) 2.33%, 6/15/18 (3)	2,000	2,000

Toronto Dominion Bank, New York Branch, 1.75%, 10/26/18	2,000	2,000

Wells Fargo Bank N.A. Floating Rate Notes, (Floating, ICE LIBOR USD 1M + 0.13%) 1.87%, 4/10/18 (3)	2,000	2,000

(Floating, ICE LIBOR USD 1M + 0.21%) 1.99%, 4/16/18 (3)	2,500	2,500

Wells Fargo Bank West N.A. Floating Rate Notes, (Floating, ICE LIBOR USD 1M + 0.11%) 1.77%, 4/3/18 (3)	6,000	6,000

Wells Fargo Bank West N.A., (Floating, ICE LIBOR USD 3M + 0.18%) 2.43%, 6/22/18 (3)	2,500	2,500

Westpac Banking Corp., New York Branch, (Floating, ICE LIBOR USD 1M + 0.23%) 1.97%, 4/10/18 (3)	2,000	2,000

(Floating, ICE LIBOR USD 3M + 0.18%) 2.21%, 6/6/18 (3)	3,000	3,000
		96,000
Total Certificates Of Deposit
(Cost $96,000)		96,000

COMMERCIAL PAPER – 21.6%

Banking – 18.0%

ABN AMRO Funding USA LLC, 1.74%, 4/5/18 (1)	4,000	3,999

Bank of Nova Scotia, 2.18%, 6/8/18 (1)	2,000	1,992

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 21.6% – continued

Banking – 18.0% – continued

Bank of Nova Scotia, New York Branch, (Floating, ICE LIBOR USD 3M + 0.12%) 2.30%, 6/19/18 (3)	$3,000	$3,000

Commonwealth Bank of Australia, 1.67%, 4/9/18 (1)	2,000	1,999

(Floating, ICE LIBOR USD 1M + 0.20%) 2.07%, 4/26/18 (1)(3)	2,000	2,000

(Floating, ICE LIBOR USD 1M + 0.21%) 2.09%, 4/30/18 (1)(3)	2,000	2,000

Commonwealth Bank of Australia, New York Branch, (Floating, ICE LIBOR USD 1M + 0.16%) 1.88%, 4/9/18 (1)(3)	3,000	3,000

DBS Bank Ltd.,
1.72%, 4/10/18 (1)	3,000	2,999
2.07%, 5/29/18 (1)	3,000	2,990
2.06%, 6/5/18 (1)	3,000	2,989

HSBC Bank PLC, (Floating, ICE LIBOR USD 3M + 0.18%) 2.07%, 5/21/18 (1)(3)	2,000	2,000

ING US Funding LLC, (Floating, ICE LIBOR USD 1M + 0.19%) 1.88%, 4/5/18 (3)	1,000	1,000

(Floating, ICE LIBOR USD 1M + 0.13%) 1.90%, 4/16/18 (3)	3,000	3,000

National Australia Bank Ltd. (Floating, ICE LIBOR USD 1M + 0.16%) 1.82%, 4/1/18 (1)(3)	1,000	1,000

(Floating, ICE LIBOR USD 3M + 0.20%) 2.35%, 6/15/18 (1)(3)	1,100	1,100

National Australia Bank Ltd., (Floating, ICE LIBOR USD 1M + 0.20%) 2.08%, 4/30/18 (1)(3)	2,000	2,000

Oversea-Chinese Banking Corp. Ltd., (Floating, ICE LIBOR USD 1M + 0.14%) 1.88%, 4/11/18 (1)(3)	2,000	2,000

(Floating, ICE LIBOR USD 1M + 0.15%) 2.00%, 4/23/18 (1)(3)	1,000	1,000

(Floating, ICE LIBOR USD 3M + 0.17%) 2.06%, 5/21/18 (1)(3)	2,000	2,000

Skandinaviska Enskilda Banken AB, 2.28%, 6/21/18 (1)	3,000	2,985

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 21.6% – continued

Banking – 18.0% – continued

Toronto Dominion Bank, New York Branch, (Floating, ICE LIBOR USD 1M + 0.15%) 1.84%, 4/6/18 (1)(3)	$3,000	$3,000

(Floating, ICE LIBOR USD 1M + 0.17%) 1.92%, 4/13/18 (1)(3)	4,000	4,000

(Floating, ICE LIBOR USD 3M + 0.27%) 2.56%, 6/26/18 (1)(3)	2,000	2,000

United Overseas Bank Ltd., 2.28%, 7/6/18 (1)	2,500	2,484

Westpac Banking Corp., (Floating, ICE LIBOR USD 1M + 0.12%) 1.81%, 4/4/18 (1)(3)	4,000	4,000
		60,537

Brokerage – 1.2%

JPMorgan Securities LLC, Nrw York Branch, (Floating, ICE LIBOR USD 1M + 0.20%) 1.89%, 4/6/18 (2)	4,000	4,000

Foreign Local Government – 0.9%

NRW.BANK, 1.87%, 4/25/18 (1)	3,000	2,996

Healthcare – 1.5%

Baylor Scott & White Holdings, 2.18%, 5/23/18	5,000	4,985
Total Commercial Paper
(Cost $72,518)		72,518

EURODOLLAR TIME DEPOSITS – 27.5%

Banking – 24.4%

Australia and New Zealand Banking Group, 1.73%, 4/3/18	10,000	10,000

BNP Paribas S.A., Paris Branch, 1.72%, 4/2/18	8,000	8,000

Credit Agricole S.A., London Branch,
1.67%, 4/2/18	14,000	14,000
1.73%, 4/2/18	5,040	5,040

ING Bank N.V., Amsterdam Branch, 1.70%, 4/2/18	5,040	5,040

KBC Bank N.V., New York Branch, 1.69%, 4/2/18	15,000	15,000

Natixis S.A., New York Branch, 1.68%, 4/2/18	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 27.5% – continued

Banking – 24.4% – continued

Swedbank AB, New York Branch, 1.68%, 4/2/18	$16,000	$16,000
		82,080

Foreign Local Government – 3.1%

Zuercher Kantonalbank, Zurich Branch,
1.75%, 4/2/18	5,155	5,155
1.90%, 4/2/18	5,155	5,155
		10,310
Total Eurodollar Time Deposits
(Cost $92,390)		92,390

MUNICIPAL INVESTMENTS – 16.1%

California – 2.7%

California State Taxable Commercial Notes, Series B-1 2.10%, 5/15/18	6,000	6,000

HW Hellman Building L.P. Bonds, 1.77%, 4/9/18 (4)(5)	3,000	3,000
		9,000

Delaware – 1.6%

Capital Source 16 LLC, 1.95%, 4/9/18 (4)(5)	5,500	5,500

Illinois – 1.4%

Lexington Financial Services LLC, 1.97%, 4/9/18 (4)(5)	4,800	4,800

New Jersey – 1.5%

North Hudson Sewerage Authority Gross Revenue Lease Certificates, Senior Lien Taxable Variable Revenue Bonds, Series 2012 C (TD Bank N.A. LOC) 1.85%, 4/9/18 (4)(5)	5,000	5,000

New York – 6.5%

J P Morgan Chase Putters / Drivers Variable Revenue Bonds, Series T0009 1.90%, 4/2/18 (1)(4)(5)	10,000	10,000

Long Island Power Authority Electric System Taxable Commercial Paper Notes, Series Gr-4A 2.10%, 12/19/18	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 16.1% – continued

New York – 6.5% – continued

New York State Housing Finance Agency Taxable Revenue Bonds, Maestro West Chelsea Housing Project (Wells Fargo Bank N.A. LOC) 1.85%, 4/9/18 (4)(5)	$2,000	$2,000

New York State Housing Finance Agency Taxable Variable Revenue Bonds, 606 West 57St Housing Project (Wells Fargo Bank N.A. LOC) 1.95%, 4/9/18 (4)(5)	5,000	5,000
		22,000

Washington – 2.4%

ASC Admiral Way LLC, 1.77%, 4/9/18 (4)(5)	8,000	8,000
Total Municipal Investments
(Cost $54,300)		54,300

Investments, at Amortized Cost
( $349,041)		349,041

REPURCHASE AGREEMENTS – 1.9% (6)

Repurchase Agreements – 1.9%

Citigroup Global Markets, Inc., dated 03/29/18, repurchase price $6,517 1.80%, 4/2/18	6,516	6,516
Total Repurchase Agreements
(Cost $6,516)		6,516

Total Investments – 105.8%
(Cost $355,557) (7)		355,557

Liabilities less Other Assets – (5.8%)		(19,538)
NET ASSETS – 100.0%		$336,019

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(5)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$6,646	2.38%	8/15/24

(7)	The cost for federal income tax purposes was approximately $355,557,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2018:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$355,557	$–	$355,557

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMETNS:

1M - 1 Month

3M - 3 Month

ABS - Asset-Backed Securities

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

LOC - Letter of Credit

USD - United States Dollars

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9%

Alabama – 0.6%

Mobile County IDA Pollution Control Revenue Refunding Bonds, ExxonMobil Project 1.70%, 4/2/18 (1)(2)	$3,000	$3,000

Tuscaloosa County IDA Gulf Opportunity Zone Variable Revenue Bonds, Series A, Hunt Refining Project (JPMorgan Chase Bank N.A. LOC) 1.60%, 4/9/18 (1)(2)	2,500	2,500
		5,500

Alaska – 1.1%

Alaska State Housing Finance Corp. Home Mortgage Variable Revenue Bonds, Series B 1.59%, 4/9/18 (1)(2)	3,900	3,900

Valdez Marine Terminal Revenue Refunding Bonds, Series A, Exxon Pipeline Projects 1.70%, 4/2/18 (1)(2)	2,000	2,000

Valdez Marine Terminal Revenue Refunding Bonds, Series B, Exxon Pipeline Company Project 1.70%, 4/2/18 (1)(2)	3,800	3,800
		9,700

California – 3.6%

California State Health Facilities Financing Authority Variable Revenue Bonds, Series C, Kaiser Permanente 1.58%, 4/9/18 (1)(2)	5,000	5,000

California State Pollution Control Financing Authority PCR Revenue Refunding Bonds, Pacific Gas & Electric (Mizuho Bank Ltd. LOC) 1.65%, 4/2/18 (1)(2)	5,200	5,200

California Statewide Communities Development Authority MFH Variable Revenue Bonds, Series WW (AMT), David Avenue Apartments 1.69%, 4/9/18 (1)(2)	700	700

Daly City Housing Development Finance Agency Multifamily Variable Revenue Refunding Bonds, Series A, Serramonte Del Ray 1.66%, 4/9/18 (1)(2)	3,200	3,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

California – 3.6% – continued

Oceanside MFH Variable Revenue Bonds, Shadow Way (FHLMC LOC) 1.60%, 4/9/18 (1)(2)	$7,575	$7,575

Riverside City Variable Revenue Refunding COPS (Bank of America N.A. LOC) 1.53%, 4/9/18 (1)(2)	9,700	9,700
		31,375

Colorado – 2.2%

Colorado City Springs Co. Utilities Variable Revenue Bonds, Series C 1.62%, 4/9/18 (1)(2)	7,800	7,800

Colorado State Educational & Cultural Facilities Authority Adjustable Revenue Refunding Bonds, Capital Christian Schools (Five Star Bank LOC) 1.58%, 4/9/18 (1)(2)	8,695	8,695

Colorado State Housing & Finance Authority SFM Revenue Bonds, Series 1-A3 1.62%, 4/9/18 (1)(2)	2,705	2,705
		19,200

Connecticut – 0.6%

Connecticut State Housing Finance Authority Housing Finance Program Variable Revenue Refunding Bonds, Subseries F-3 1.61%, 4/9/18 (1)(2)	5,000	5,000

Delaware – 0.0%

Delaware Economic Development Authority Variable Revenue Bonds, YMCA Delaware Project (PNC Bank LOC) 1.62%, 4/9/18 (1)(2)	200	200

Florida – 9.9%

Broward County School District G.O. Limited TANS 2.00%, 6/15/18	2,000	2,004

Florida Municipal Power Agency Variable Revenue Bonds, All Requirements Supply (Bank of America N.A. LOC) 1.75%, 4/2/18 (1)(2)	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Florida – 9.9% – continued

Florida State HFA Adjustable Revenue Bonds (FNMA Insured) 1.65%, 4/9/18 (1)(2)	$3,700	$3,700

Florida State Housing Finance Corp. Multifamily Mortgage Variable Revenue Bonds, Series K-1, Autumn Place Apartments (Suntrust Bank LOC) 1.61%, 4/9/18 (1)(2)	5,955	5,955

Highlands County Health Facilities Authority Variable Revenue Bonds, Series A, Hospital Adventist Health System 1.60%, 4/9/18 (1)(2)	23,100	23,100

Highlands County Health Facilities Authority Variable Revenue Refunding Bonds, Adventist Health System 1.60%, 4/9/18 (1)(2)	15,925	15,925

JEA Electric System Variable Revenue Bonds, Subseries D 1.69%, 4/2/18 (1)(2)	3,305	3,305

Jea Variable Rate Electric System Variable Revenue Bonds, Series Three C-1 1.65%, 4/9/18 (1)(2)	5,300	5,300

Jea Variable Rate Electric System Variable Revenue Bonds, Series Three-A 1.60%, 4/9/18 (1) (2)	3,500	3,500

Miami Dade County Special Obligation Revenue Bonds, Series B, Juvenile Courthouse (AMBAC Insured) (TD Bank N.A. LOC) 1.58%, 4/9/18 (1)(2)	4,000	4,000

Miami-Dade County Seaport Variable Revenue Bonds Series A (Bank of Tokyo-Mitsubishi UFJ LOC) 1.63%, 4/9/18 (1)(2)	15,000	15,000

Orange County Health Facilities Authority Variable Revenue Bonds, Series C-2, Nemours Foundation (TD Bank N.A. LOC) 1.59%, 4/9/18 (1)(2)	1,800	1,800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Florida – 9.9% – continued

Orange County Housing Finance Authority MFH Adjustable Revenue Bonds, Series B (AMT), Lakeside Pointe Apartments (FNMA LOC) 1.70%, 4/9/18 (1)(2)	$1,900	$1,900

Sunshine State Governmental Financing Commission Variable Revenue Bonds, Series A, Miami Dade County Program (MUFG Union Bank N.A. LOC) 1.61%, 4/9/18 (1)(2)	1,000	1,000
		86,589

Georgia – 1.5%

Glynn-Brunswick Memorial Hospital Authority Anticipation Certificates Variable Revenue Bonds, Southeast Georgia Health System Project, (TD Bank N.A. LOC) 1.60%, 4/9/18 (1)(2)	200	200

Gwinnett County Development Authority Variable Revenue Bonds, Goodwill North, Inc. Project (Branch Banking & Trust Co. LOC) 1.48%, 4/9/18 (1)(2)	1,220	1,220

Monroe County Development Authority PCR Variable Revenue Bonds, Series B, Oglethorpe Power Corp. (JPMorgan Chase Bank N.A. LOC) 1.65%, 4/9/18 (1)(2)	7,000	7,000

Municipal Electric Authority of Georgia Adjustable General Revenue Refunding Bonds, Subseries C (TD Bank N.A. LOC) 1.58%, 4/9/18 (1)(2)	4,810	4,810
		13,230

Illinois – 15.5%

Illinois State Development Finance Authority Variable Revenue Bonds, North Park University Project (U.S. Bank N.A. LOC) 1.59%, 4/9/18 (1)(2)	3,700	3,700

Illinois State Development Finance Authority Variable Revenue Bonds, Series B, Evanston Northwestern 1.70%, 4/2/18 (1)(2)	5,100	5,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Illinois – 15.5% – continued

Illinois State Development Finance Authority Variable Revenue Bonds, Wheaton Academy Project (BMO Harris Bank N.A. LOC) 1.65%, 4/9/18 (1)(2)	$5,700	$5,700

Illinois State Educational Facilities Authority Student Housing Adjustable Revenue Bonds, IIT State, Unrefunded Balance (BMO Harris Bank N.A. LOC) 1.65%, 4/9/18 (1)(2)	3,150	3,150

Illinois State Finance Authority Adjustable Revenue Bonds, Subseries B, Northwestern University 1.59%, 4/9/18 (1)(2)	2,200	2,200

Illinois State Finance Authority Variable Revenue Bonds, Community Action Partnership (Citibank N.A. LOC) 1.65%, 4/9/18 (1)(2)	2,470	2,470

Illinois State Finance Authority Variable Revenue Bonds, North Park University Project (U.S. Bank N.A. LOC) 1.59%, 4/9/18 (1)(2)	7,300	7,300

Illinois State Finance Authority Variable Revenue Bonds, Northwestern Memorial Hospital University (U.S. Bank N.A. LOC) 1.68%, 4/2/18 (1)(2)	7,200	7,200

Illinois State Finance Authority Variable Revenue Bonds, Series B, University of Chicago Media Center (Wells Fargo Bank N.A. LOC) 1.70%, 4/2/18 (1)(2)	4,800	4,800

Illinois State Finance Authority Variable Revenue Bonds, Series D-1, University Of Chicago Medical (PNC Bank LOC) 1.65%, 4/2/18 (1)(2)	6,000	6,000

Illinois State Finance Authority Variable Revenue Bonds, University of Chicago Medical Center (Sumitomo Mitsui Banking LOC) 1.65%, 4/9/18 (1)(2)	12,200	12,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Illinois – 15.5% – continued

Illinois State Finance Authority Variable Revenue Bonds, University of Chicago Medical Center, Series D-2 (PNC Bank LOC) 1.65%, 4/2/18 (1)(2)	$5,800	$5,800

Illinois State Finance Authority Variable Revenue Refunding Bonds, Hospital Sisters Services (Bank of Montreal LOC) 1.62%, 4/9/18 (1)(2)	5,000	5,000

Illinois State Health Facilities Authority Variable Revenue Refunding Bonds, Evanston Hospital Corp. 1.63%, 4/9/18 (1)(2)	16,000	16,000

Illinois State Toll Highway Authority Variable Revenue Bonds, Series A-2A, Senior Priority (Bank of Tokyo-Mitsubishi UFJ LOC) 1.64%, 4/9/18 (1)(2)	5,360	5,360

Illinois State Toll Highway Authority Variable Revenue Bonds, Series A-2D, Senior Priority (Bank of America N.A. LOC) 1.63%, 4/9/18 (1)(2)	18,350	18,350

Quad Cities Regional EDA Adjustable Revenue Bonds, Augustana College (Harris N.A. LOC) 1.62%, 4/9/18 (1)(2)	3,700	3,700

RBC Municipal Products, Inc. Trust Revenue Notes, Series 2017-E-100 (AGM Insured) 1.61%, 4/9/18 (1)(2)(3)	14,900	14,900

Southwestern Illinois Development Authority Variable Revenue Bonds, Arizona Co., Inc. Project (FHLB LOC) 1.68%, 4/9/18 (1)(2)	1,000	1,000

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2018-XF253 1.61%, 4/9/18 (1)(2)(3)	6,400	6,400
		136,330

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Indiana – 1.7%

Indiana State Finance Authority Environmental Variable Revenue Refunding Bonds, Series A-4, Duke Energy Indiana Project (Sumitomo Mitsui Banking LOC) 1.70%, 4/2/18 (1)(2)	$7,800	$7,800

Indiana State Finance Authority Health System Variable Revenue Refunding Bonds, Series I, Sisters of St. Francis Health Services, Inc. (Barclays Bank PLC LOC) 1.72%, 4/2/18 (1)(2)	6,885	6,885
		14,685

Iowa – 4.5%

Hills City Health Facilities Variable Revenue Bonds, Mercy Hospital Project (U.S. Bank N.A. LOC) 1.75%, 4/2/18 (1)(2)	9,910	9,910

Iowa State Finance Authority Community Variable Revenue Bonds, Wesley Retirement Services (Bank of America N.A. LOC) 1.59%, 4/9/18 (1)(2)	6,300	6,300
1.59%, 4/9/18 (1)(2)	3,345	3,345

Iowa State Finance Authority Educational Facilities Variable Revenue Bonds, Holy Family Catholic Schools (U.S. Bank N.A. LOC) 1.70%, 4/2/18 (1)(2)	2,000	2,000

Iowa State Higher Education Loan Authority Private College Facilities Variable Refunding Revenue Bonds, Loras College Project (Bank of America N.A. LOC) 1.70%, 4/2/18 (1)(2)	3,860	3,860

Iowa State Higher Education Loan Authority Private College Facilities Variable Revenue Bonds (Bank of America N.A. LOC) 1.70%, 4/2/18 (1)(2)	2,500	2,500

Iowa State Higher Education Loan Authority Private College Facilities Variable Revenue Bonds, Loras College Project (Bank of America N.A. LOC) 1.70%, 4/2/18 (1)(2)	6,050	6,050

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Iowa – 4.5% – continued

Iowa State Higher Education Loan Authority Variable Revenue Bonds, Private College Facilities Des Moines (BMO Harris Bank N.A. LOC) 1.71%, 4/2/18 (1)(2)	$1,660	$1,660

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2017-ZM0582 1.61%, 4/9/18 (1)(2)(3)	3,750	3,750
		39,375

Kentucky – 0.1%

Lexington-Fayette Urban County Government Variable Revenue Refunding Bonds, Eastland Parkway (Traditional Bank, Inc. LOC) 1.83%, 4/9/18 (1)(2)	1,215	1,215

Louisiana – 3.6%

East Baton Rouge Parish IDB Revenue Bonds, Series B, ExxonMobil Project 1.69%, 4/2/18 (1)(2)	10,000	10,000

Louisiana State HFA Variable Revenue Bonds, Canterbury House Apartments (FNMA LOC) 1.60%, 4/9/18 (1)(2)	15,470	15,470

Louisiana State Public Facilities Authority Multifamily Variable Revenue Refunding Bonds (FNMA Insured) 1.68%, 4/9/18 (1)(2)	6,000	6,000
		31,470

Maryland – 0.4%

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Ordenton Christian School (PNC Bank LOC) 1.58%, 4/9/18 (1)(2)	3,535	3,535

Massachusetts – 0.5%

Massachusetts State G.O. Limited RANS, Series C 2.00%, 6/25/18	4,000	4,009

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Michigan – 0.5%

Michigan State Strategic Fund Limited Obligations Variable Revenue Refunding Bonds, Consumers Energy Co. (JPMorgan Chase Bank N.A. LOC) 1.61%, 4/9/18 (1)(2)	$4,500	$4,500

Minnesota – 3.8%

Hennepin County Variable G.O. Unlimited Bonds, Series B 1.57%, 4/9/18 (1)(2)	7,500	7,500

Minnesota State Higher Education Facilities Authority Revenue Variable Bonds, Series 6Q, Concordia University, St. Paul (U.S. Bank N.A. LOC) 1.69%, 4/2/18 (1)(2)	5,335	5,335

Minnetonka City MFH Variable Revenue Bonds, Tonka Creek Project (Bridgewater Bank LOC) 1.66%, 4/9/18 (1)(2)	3,515	3,515

Minnetonka City MFH Variable Revenue Refunding Bonds, Minnetonka Hills Apartments (FNMA LOC) 1.67%, 4/9/18 (1)(2)	300	300

Oak Park Heights MFH Variable Revenue Refunding Bonds, Boutwells Landing 1.60%, 4/9/18 (1)(2)	10,900	10,900

Owatonna Housing Variable Revenue Refunding Bonds, Series A, Second Century Project (Bridgewater Bank LOC) 1.69%, 4/9/18 (1)(2)	2,135	2,135

St. Louis Park MFH Variable Revenue Bonds, Series B, Shoreham Project (Bridgewater Bank LOC) 1.66%, 4/9/18 (1)(2)	3,700	3,700
		33,385

Mississippi – 3.4%

Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue Bonds, Series A, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	3,000	3,000
1.70%, 4/2/18 (1)(2)	3,595	3,595

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Mississippi – 3.4% – continued

Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue Bonds, Series C, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	$400	$400

Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue Bonds, Series G, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	8,600	8,600

Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue Bonds, Series L, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	100	100

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series B, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	1,000	1,000
1.70%, 4/2/18 (1)(2)	2,500	2,500

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series C, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	290	290

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series E, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	3,300	3,300

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series F, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	2,500	2,500

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series H, Chevron USA, Inc. Project 1.70%, 4/2/18 (1)(2)	4,875	4,875
		30,160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Missouri – 2.1%

Bridgeton Industrial Development Authority Variable Revenue Bonds, Stolze Printing Project (Carrollton Bank LOC) 1.70%, 4/9/18 (1)(2)	$1,900	$1,900

Missouri State Health & Educational Facilities Authority Variable Revenue Bonds, Bethesda Health Group, Inc. (Bank of America N.A. LOC) 1.72%, 4/2/18 (1)(2)	1,000	1,000

Platte County Missouri IDA MFH Adjustable Revenue Refunding Bonds, Wexford Place Project 1.68%, 4/9/18 (1)(2)	5,335	5,335

Saint Joseph IDA Health Facilities Variable Revenue Bonds, Heartland Regional Medical Center (U.S. Bank N.A. LOC) 1.69%, 4/2/18 (1)(2)	8,500	8,500

St. Louis Missouri City IDA Variable Revenue Bonds, Mid-America Transplant Services (BMO Harris Bank N.A. LOC) 1.69%, 4/2/18 (1)(2)	1,955	1,955
		18,690

Nevada – 0.2%

Clark County Airport Variable Revenue Bonds, Sub Lien, Series D-2B (Royal Bank of Canada LOC) 1.60%, 4/9/18 (1)(2)	1,300	1,300

New Jersey – 2.3%

Hudson County Improvement Authority Revenue Notes, Series C-1 (County Gtd.) 2.25%, 10/18/18	1,000	1,006

RBC Municipal Products, Inc. Trust Revenue Bonds, Series E-102, Floater Certificates (Royal Bank of Canada LOC) 1.61%, 4/9/18 (1)(2)(3)	4,000	4,000

RBC Municipal Products, Inc. Trust Revenue Notes, Series 2018-E117 (Royal Bank of Canada LOC) 1.76%, 4/2/18 (1)(2)	15,000	15,000
		20,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

New York – 15.0%

Metropolitan Transportation Authority Revenue Bonds, Subseries E-1 (U.S. Bank N.A. LOC) 1.70%, 4/2/18 (1)(2)	$5,000	$5,000

Metropolitan Transportation Authority Variable Revenue Bonds, Subseries E-2 (Bank of America N.A. LOC) 1.59%, 4/9/18 (1)(2)	2,000	2,000

New York City Adjustable G.O. Unlimited Bonds, Series I, Subseries I-8 1.72%, 4/2/18 (1)(2)	8,900	8,900

New York City Adjustable G.O. Unlimited Bonds, Subseries G-6 (Mizuho Bank Ltd. LOC) 1.77%, 4/2/18 (1)(2)	8,000	8,000

New York City Adjustable G.O. Unlimited, Subseries A-5 (Bank of Montreal LOC) 1.60%, 4/9/18 (1)(2)	5,650	5,650

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series DD-3B, Second Generation 1.70%, 4/2/18 (1)(2)	10,000	10,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series F, Subseries F-2 (Citibank N.A. LOC) 1.70%, 4/2/18 (1)(2)	10,000	10,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Subseries B 1.70%, 4/2/18 (1)(2)	4,000	4,000

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Adjustable Revenue Bonds 1.73%, 4/2/18 (1)(2)	4,000	4,000

New York City Municipal Water Finance Authority Water & Sewer System Second General Solution Adjustable Revenue Bonds, Series BB 1.75%, 4/2/18 (1)(2)	10,000	10,001

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

New York – 15.0% – continued

New York City Transitional Finance Authority Adjustable Future Tax Secured Revenue Bonds 1.65%, 4/2/18 (1)(2)	$5,000	$5,000
1.75%, 4/2/18 (1)(2)	1,000	1,000

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Bonds, Series A-3 1.73%, 4/2/18 (1)(2)	1,800	1,800

New York City Transitional Finance Authority Future Tax Secured Variable Revenue Bonds Revenue Refunding Bonds 1.70%, 4/2/18 (1)(2)	3,850	3,850

New York City Variable G.O. Unlimited Bonds, Subseries A-2 (Mizuho Bank Ltd. LOC) 1.75%, 4/2/18 (1)(4)	5,600	5,600

New York City Variable G.O. Unlimited Bonds, Subseries A-3 (Mizuho Bank Ltd. LOC) 1.75%, 4/2/18 (1)(2)	1,400	1,400

New York City Variable G.O. Unlimited Bonds, Subseries L-5 1.70%, 4/2/18 (1)(2)	3,600	3,600

New York City Water Finance Authority Water & Sewer System Second Generation Adjustable Revenue Bonds (M&T BANK LOC) 1.70%, 4/2/18 (1)(2)	6,200	6,200

New York G.O. Unlimited Bonds, Subseries I-4, (TD Bank N.A. LOC) 1.70%, 4/2/18 (1)(2)	600	600

New York Housing Development Corp. Multifamily Mortgage Variable Revenue Bonds, 245 East 124Th Street, Non AMT (FHLMC LOC) 1.62%, 4/9/18 (1)(2)	4,600	4,600

New York Mortgage Agency Home Owner Mortgage Variable Revenue Bonds, Non Ace Series 207 1.58%, 4/9/18 (1)(2)	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

New York – 15.0% – continued

New York State HFA Variable Revenue Bonds, Series A, Maestro West Chelsea Housing (Wells Fargo Bank N.A. LOC) 1.61%, 4/9/18 (1)(2)	$4,100	$4,100

New York State HFA Variable Revenue Bonds, Series S, 19 India Street (JPMorgan Chase Bank N.A. LOC) 1.61%, 4/9/18 (1)(2)	2,120	2,120

New York State Housing Finance Agency 25 Washington Street Housing Variable Revenue Bonds (M&T Bank N.A. LOC) 1.63%, 4/9/18 (1)(2)	785	785

New York State Housing Finance Agency 33 Bond Street Housing Variable Revenue Bonds (Manufacturers & Traders LOC) 1.60%, 4/9/18 (1)(2)	800	800

New York State Housing Finance Agency Variable Revenue Bonds, 316 Eleventh Avenue Housing, Series A (FNMA LOC) 1.65%, 4/9/18 (1)(2)	1,100	1,100

New York State Housing Finance Agency Variable Revenue Bonds, 625 West 57Th Street Housing Project (Bank of New York Mellon LOC) 1.58%, 4/9/18 (1)(2)	10,000	10,000

New York Variable G.O. Unlimited Bonds, Subseries L-4 (U.S. Bank N.A. LOC) 1.70%, 4/2/18 (1)(2)	1,485	1,485
		131,591

Ohio – 1.5%

Allen County Hospital Facilities Adjustable Revenue Bonds, Series C, Catholic Healthcare (Union Bank N.A. LOC) 1.65%, 4/2/18 (1)(2)	2,900	2,900

Hamilton County Hospital Facilities Variable Revenue Refunding Bonds, Cincinnati Children’s Hospital (Floating, SIFMA Municipal Swap Index Yield + 0.00%) 1.09%, 4/9/18 (2)	8,000	8,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Ohio – 1.5% – continued

Ohio State Adjustable G.O. Unlimited Bonds, Series B, Common Schools 1.58%, 4/9/18 (1)(2)	$100	$100

Ohio State Higher Educational Facilities Commission Hospital Revenue Bonds, Cleveland Clinic Health System 1.71%, 4/2/18 (1)(2)	2,500	2,500
		13,500

Oregon – 0.0%

Oregon State Facilities Authority Variable Revenue Bonds, Series A, Quatama Crossing Housing (FNMA LOC) 1.68%, 4/9/18 (1)(2)	300	300

Pennsylvania – 4.0%

Lancaster County Hospital Authority Variable Revenue Bonds, Series D, Masonic Homes Project (JPMorgan Chase Bank N.A. LOC) 1.71%, 4/2/18 (1)(2)	3,400	3,400

Montgomery County G.O. Unlimited Bonds, Series A 1.69%, 4/2/18 (1)(2)	12,300	12,300

Pennsylvania State Economic Development Financing Authority Exempt Facilities Variable Revenue Bonds, PSEG Power (TD Bank N.A. LOC) 1.58%, 4/9/18 (1)(2)	3,000	3,000

RBC Municipal Products, Inc. Trust Revenue Bonds, Series E-101, Floater Certificates (Royal Bank of Canada LOC) 1.61%, 4/9/18 (1)(2)	5,000	5,000

RBC Municipal Products, Inc. Trust Revenue Bonds, Series E-111 (Royal Bank of Canada LOC) 1.74%, 4/2/18 (1)(2)	7,000	7,000

West Cornwall Township Municipal Authority Senior Living Facility Variable Revenue Bonds, Lebanon Valley Bretheren Home Project (PNC Bank LOC) 1.58%, 4/9/18 (1)(2)	4,400	4,400
		35,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Rhode Island – 0.0%

Rhode Island Health & Educational Building Corp. Variable Revenue Refunding Bonds, Bryant University (TD Bank N.A. LOC) 1.59%, 4/9/18 (1)(2)	$200	$200

South Carolina – 1.5%

Greenville Hospital System Board Hospital Facilities Variable Revenue Refunding, Series B (U.S. Bank N.A. LOC) 1.57%, 4/9/18 (1)(2)	3,500	3,500

South Carolina Public Service Authority Revenue Notes Commercial Paper, Series D 1.35%, 5/21/18	10,000	10,000
		13,500

South Dakota – 0.3%

South Dakota Housing Development Authority MFH Variable Revenue Bonds, Country Meadows Apartments Project 1.61%, 4/9/18 (1)(2)	2,500	2,500

Tennessee – 1.9%

Blount County Public Building Authority Variable Revenue Bonds, Local Government Public Improvement, Series C-3-A (County Gtd.) 1.59%, 4/9/18 (1)(2)	5,700	5,700

Blount County Public Building Authority Variable Revenue Bonds, Series E-7-A, Local Government Public Improvement (County Gtd.) (Branch Banking & Trust Co. LOC) 1.59%, 4/9/18 (1)(2)	2,275	2,275

Knox County Health & Educational Facilities Board Variable Revenue Bonds, Johnson Bible College Project (Home Federal Bank of Tennessee LOC) 1.61%, 4/9/18 (1)(2)	2,000	2,000

Sevier County Public Building Authority Variable Revenue Bonds, Series 6-A1, Local Government Public Improvement (County Gtd.) 1.59%, 4/9/18 (1)(2)	2,800	2,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Tennessee – 1.9% – continued

Sevier County Public Building Authority Variable Revenue Bonds, Series B-1, Local Government Public Improvement (Branch Banking & Trust LOC) 1.59%, 4/9/18 (1)(2)	$3,695	$3,695
		16,470

Texas – 11.0%

Bexar Health Facilities Development Corp. Health Care Revenue Bonds, Series A, Centro Del Barrio (JPMorgan Chase Bank N.A. LOC) 1.64%, 4/9/18 (1)(2)	11,780	11,780

Bexar Housing Finance Corp. Variable Revenue Refunding Bonds, Palisades Park Apartments Project 1.66%, 4/9/18 (1)(2)	3,380	3,380

Brazos Harbor Industrial Development Corp. Variable Revenue Refunding Bonds, BASF Corp. Project 1.67%, 4/9/18 (1)(2)	2,400	2,400

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Subseries C-1, Methodist Hospital System 1.72%, 4/2/18 (1)(4)	5,400	5,400

Harris County Health Facilities Development Corp. Variable Revenue Refunding Bonds, Series A-2, Methodist Hospital System 1.72%, 4/2/18 (1)(2)	4,900	4,900

Lower Neches Valley Authority Industrial Development Corp. Variable Revenue Refunding Bonds, Series A, ExxonMobil Project 1.70%, 4/2/18 (1)(2)	1,000	1,000

Mesquite Independent School District Variable G.O. Unlimited Bonds, Series A, School Building Project (PSF-Gtd.) 1.60%, 4/9/18 (1)(2)	1,750	1,750

Northwest Independent School District Variable G.O. Unlimited Bonds (PSF-Gtd.) 1.60%, 4/9/18 (1)(2)	500	500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Texas – 11.0% – continued

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Variable Revenue Bonds, Series A, Total Petrochemicals 1.66%, 4/9/18 (1)(2)	$5,000	$5,000

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Variable Revenue Bonds, Total Petrochemicals 1.66%, 4/9/18 (1)(2)	12,500	12,500
1.66%, 4/9/18 (1)(2)	1,600	1,600

San Antonio MFH Finance Corp. Variable Revenue Bonds, Artisan San Pedro Apartments (FHLMC LOC) 1.61%, 4/9/18 (1)(2)	13,000	13,000

Texas State Department of Housing & Community Affairs MFH Variable Revenue Bonds, Costa Mariposa Apartments 1.61%, 4/9/18 (1)(2)	8,000	8,000

Texas State TRANS 4.00%, 8/30/18	17,450	17,669

Texas State Variable G.O. Unlimited Bonds 1.63%, 4/9/18 (1)(2)	8,000	8,000
		96,879

Utah – 2.7%

Murray City Hospital Variable Revenue Bonds, Series C, IHC Health Services, Inc. 1.72%, 4/2/18 (1)(2)	10,500	10,500

Murray City Utah Hospital Variable Revenue Bonds, Health Services Inc., Series B 1.61%, 4/9/18 (1)(2)	3,000	3,000

Utah State Housing Corp. MFH Variable Revenue Bonds, Florentine Villas-A (FHLMC LOC) 1.61%, 4/9/18 (1)(2)	9,880	9,880
		23,380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Virginia – 0.8%

Lynchburg Economic Development Authority Hospital Variable Revenue Refunding Bonds, Centra Health Obligated (Branch Banking & Trust LOC) 1.68%, 4/2/18 (1)(2)	$3,500	$3,500

Virginia Small Business Financing Authority Variable Revenue Refunding Bonds, Virginia University Real Estate (Bank of America N.A. LOC) 1.71%, 4/2/18 (1)(2)	3,305	3,305
		6,805

Washington – 0.8%

Washington State Higher Education Facilities Authority Variable Revenue Bonds, Whitman College Project 1.58%, 4/9/18 (1)(2)	3,060	3,060

Washington State Housing Finance Commission Variable Revenue Bonds, Draw Down Redmond Ridge Apartments (FHLB LOC) 1.63%, 4/9/18 (1)(2)	3,500	3,500

Washington State Housing Finance Commission Variable Revenue Refunding Bonds, Olympic Heights Apartments Project (FNMA LOC) 1.60%, 4/9/18 (1)(2)	100	100
		6,660

Wisconsin – 0.1%

Sun Prairie Development Variable Revenue Bonds, YMCA Dane County Project (U.S. Bank N.A. LOC) 1.58%, 4/9/18 (1)(2)	485	485

Wyoming – 1.7%

Lincoln County PCR Variable Revenue Refunding Bonds, ExxonMobil Project (Non-AMT) 1.69%, 4/2/18 (1)(2)	15,000	15,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.9% – continued

Municipal States Pooled Securities – 0.5%

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2017-XM0492 1.61%, 4/9/18 (1)(2)(3)	$4,250,000	$4,250
Total Municipal Investments
(Cost $876,074)		876,074

Total Investments – 99.9%
(Cost $876,074) (5)		876,074

Other Assets less Liabilities – 0.1%		822
NET ASSETS – 100.0%		$876,896

(1)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(2)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(5)	The cost for federal income tax purposes was approximately $876,074,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Hospital	23.4%
Housing	15.6
State	8.4
Transportation	7.1
Industrial	6.4
Water & Sewer	5.9
IDB & PCR	5.9
University	5.7
All other sectors less than 5%	21.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2018:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund (1)	$–	$876,074	$–	$876,074

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATIONS OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

COPS - Certificates of Participation

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

HFA - Housing Finance Authority

IDA - Industrial Development Authority

IDB - Industrial Development Board

LOC - Letter of Credit

MFH - Multifamily Housing

PCR - Pollution Control Revenue

PSF - Permanent School Fund

RANS - Revenue Anticipation Notes

SIFMA - Securities Industry And Financial Markets Association

SFM - Single Family Mortgage

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1)

Federal Farm Credit Bank – 7.5%

FFCB Bonds, 1.23%, 7/27/18	$12,000	$11,999
1.25%, 8/10/18	12,000	11,999

FFCB Discount Notes,
1.26%, 4/12/18 (2)	7,000	6,997
1.26%, 4/18/18 (2)	4,000	3,998
1.25%, 5/7/18 (2)	18,000	17,978
1.27%, 5/9/18 (2)	11,000	10,985
1.25%, 6/4/18 (2)	23,000	22,950
1.27%, 6/7/18 (2)	12,000	11,972
1.26%, 6/19/18 (2)	14,000	13,962
1.27%, 6/27/18 (2)	1,000	997
1.28%, 6/27/18 (2)	60,000	59,817
1.27%, 6/28/18 (2)	15,000	14,954
1.27%, 7/12/18 (2)	8,000	7,972
1.28%, 7/16/18 (2)	8,000	7,970
1.26%, 7/25/18 (2)	23,000	22,908
1.60%, 9/24/18 (2)	22,000	21,830
1.61%, 10/29/18 (2)	17,000	16,842
2.00%, 11/20/18 (2)	20,000	19,745
1.83%, 1/4/19 (2)	12,000	11,833

FFCB Notes,
(Floating, ICE LIBOR USD 1M - 0.07%) 1.59%, 4/1/18 (3)	35,000	35,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.59%, 4/2/18 (3)	80,000	79,991
(Floating, ICE LIBOR USD 1M - 0.06%) 1.61%, 4/2/18 (3)	40,000	40,000
(Floating, U.S. Federal Funds - 0.01%) 1.67%, 4/2/18 (3)	75,000	74,989
(Floating, U.S. Federal Funds + 0.02%) 1.70%, 4/2/18 (3)	8,000	7,999
(Floating, U.S. Federal Funds + 0.03%) 1.71%, 4/2/18 (3)	55,000	54,995
(Floating, U.S. Federal Funds + 0.24%) 1.92%, 4/2/18 (3)	6,000	6,000
(Floating, U.S. Federal Funds + 0.25%) 1.93%, 4/2/18 (3)	36,000	35,998
(Floating, ICE LIBOR USD 1M - 0.10%) 1.59%, 4/3/18 (3)	38,000	37,999
(Floating, ICE LIBOR USD 1M - 0.07%) 1.62%, 4/3/18 (3)	50,000	49,998
(Floating, U.S. Federal Funds + 0.13%) 1.90%, 4/3/18 (3)	55,000	55,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1) – continued

Federal Farm Credit Bank – 7.5% – continued
(Floating, ICE LIBOR USD 1M + 0.11%) 1.85%, 4/12/18 (3)	$9,000	$9,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.67%, 4/13/18 (3)	80,000	79,994
(Floating, ICE LIBOR USD 1M - 0.08%) 1.68%, 4/13/18 (3)	50,000	49,993
(Floating, ICE LIBOR USD 1M - 0.08%) 1.70%, 4/16/18 (3)	40,000	40,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.73%, 4/20/18 (3)	120,000	120,000
(Floating, ICE LIBOR USD 1M + 0.12%) 1.94%, 4/20/18 (3)	7,000	7,000
(Floating, ICE LIBOR USD 1M - 0.07%) 1.80%, 4/23/18 (3)	30,000	29,999
(Floating, ICE LIBOR USD 1M - 0.13%) 1.74%, 4/25/18 (3)	70,000	69,999
(Floating, ICE LIBOR USD 1M + 0.13%) 2.00%, 4/25/18 (4)	15,000	15,000
		1,196,662

Federal Home Loan Bank – 32.1%

FHLB Bonds, 0.88%, 6/29/18	52,000	51,947
0.63%, 8/7/18	40,000	39,907
1.25%, 8/7/18	22,950	22,948

FHLB Discount Notes, 1.60%, 4/13/18 (2)	15,000	14,992
1.62%, 4/27/18 (2)	65,000	64,925
1.59%, 4/30/18 (2)	90,000	89,885
1.56%, 5/11/18 (2)	25,000	24,957
1.73%, 5/11/18 (2)	85,000	84,836
1.64%, 5/18/18 (2)	50,000	49,893
1.66%, 5/18/18 (2)	25,000	24,947
1.65%, 5/23/18 (2)	101,000	100,759
1.68%, 5/25/18 (2)	125,000	124,687
1.26%, 6/1/18 (2)	32,000	31,932
1.27%, 6/1/18 (2)	6,000	5,987
1.55%, 6/12/18 (2)	55,000	54,823
1.72%, 6/13/18 (2)	220,000	219,237
1.51%, 6/14/18 (2)	415,000	413,720
1.52%, 6/14/18 (2)	263,000	262,189
1.64%, 6/15/18 (2)	145,000	144,496
1.79%, 6/15/18 (2)	150,000	149,441
1.27%, 8/2/18 (2)	15,000	14,936
1.27%, 8/3/18 (2)	104,000	103,552

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1) – continued

Federal Home Loan Bank – 32.1% – continued

FHLB Notes,
(Floating, ICE LIBOR USD 1M - 0.15%) 1.52%, 4/1/18 (3)	$150,000	$150,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.53%, 4/1/18 (3)	147,000	146,997
(Floating, ICE LIBOR USD 1M - 0.14%) 1.55%, 4/3/18 (3)	95,000	95,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.61%, 4/4/18 (3)	110,000	110,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.55%, 4/5/18 (3)	125,000	125,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.56%, 4/5/18 (3)	235,000	235,000
(Floating, ICE LIBOR USD 3M - 0.22%) 1.48%, 4/6/18 (4)	65,000	65,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.65%, 4/11/18 (3)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.61%, 4/13/18 (4)	30,000	30,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.64%, 4/15/18 (3)	60,000	60,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.69%, 4/15/18 (3)	80,000	80,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.66%, 4/16/18 (3)	119,000	119,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.72%, 4/17/18 (3)	95,000	95,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.72%, 4/18/18 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.72%, 4/20/18 (3)	105,000	105,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.74%, 4/20/18 (3)	88,000	88,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.70%, 4/21/18 (3)	56,000	56,000
(Floating, ICE LIBOR USD 1M - 0.11%) 1.74%, 4/22/18 (3)	110,000	110,000
(Floating, ICE LIBOR USD 1M - 0.04%) 1.83%, 4/23/18 (3)	26,000	26,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/24/18 (3)	265,000	265,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.73%, 4/24/18 (3)	56,000	56,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.73%, 4/25/18 (3)	42,000	42,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/25/18 (3)	385,000	385,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (1) – continued

Federal Home Loan Bank – 32.1% – continued
(Floating, ICE LIBOR USD 1M - 0.13%) 1.74%, 4/25/18 (3)	$135,000	$135,000
(Floating, ICE LIBOR USD 1M - 0.12%) 1.75%, 4/25/18 (3)	150,000	150,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/26/18 (3)	67,000	67,000
(Floating, ICE LIBOR USD 3M - 0.16%) 1.85%, 6/1/18 (4)	59,000	59,000
(Floating, ICE LIBOR USD 3M - 0.12%) 2.17%, 6/26/18 (3)	107,000	107,001
		5,131,994

Federal Home Loan Mortgage Corporation – 2.1%

FHLMC Bonds, 1.06%, 6/22/18	160,000	159,916

FHLMC Notes,
(Floating, ICE LIBOR USD 3M - 0.23%) 1.50%, 4/17/18 (3)	103,000	103,000
(Floating, ICE LIBOR USD 3M - 0.25%) 1.50%, 4/25/18 (3)	80,000	80,000
		342,916

Federal National Mortgage Association – 0.6%

FNMA Bonds, 0.88%, 5/21/18	96,000	95,950
Total U.S. Government Agencies
(Cost $6,767,522)		6,767,522

U.S. GOVERNMENT OBLIGATIONS – 17.1%

U.S. Treasury Bills – 4.1%
1.26%, 5/3/18 (2)	135,000	134,849
1.47%, 5/10/18 (2)	260,000	259,577
1.63%, 6/7/18 (2)	85,000	84,737
1.90%, 9/6/18 (2)	105,000	104,136
1.89%, 9/27/18 (2)	65,000	64,388
		647,687

U.S. Treasury Floating Rate Notes – 4.3%
(Floating, U.S. Treasury 3M Bill MMY + 0.00%) 1.77%, 4/2/18 (3)	70,000	69,937
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 1.83%, 4/2/18 (3)	58,000	58,004
(Floating, U.S. Treasury 3M Bill MMY + 0.14%) 1.91%, 4/2/18 (3)	150,000	149,986

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 17.1% – continued

U.S. Treasury Floating Rate Notes – 4.3% – continued
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 1.94%, 4/2/18 (3)	$106,000	$105,993
(Floating, U.S. Treasury 3M Bill MMY + 0.19%) 1.96%, 4/2/18 (3)	308,000	308,028
		691,948

U.S. Treasury Notes – 8.7%
1.13%, 6/15/18	183,000	182,935
1.00%, 8/15/18	156,000	155,834
0.75%, 8/31/18	100,000	99,766
1.50%, 8/31/18	212,000	212,091
0.75%, 10/31/18	225,000	223,430
1.25%, 10/31/18	155,000	154,371
1.75%, 10/31/18	65,000	64,932
1.25%, 11/15/18	34,000	33,940
1.25%, 11/30/18	126,000	125,751
1.38%, 11/30/18	88,000	87,846
1.13%, 1/15/19	50,000	49,742
		1,390,638
Total U.S. Government Obligations
(Cost $2,730,273)		2,730,273

Investments, at Amortized Cost
( $9,497,795)		9,497,795

REPURCHASE AGREEMENTS – 41.9%

Joint Repurchase Agreements – 0.4% (5)(6)

Bank of America Securities LLC, dated 3/30/18, repurchase price $32,710 1.40%, 4/6/18	32,700	32,700

Societe Generale, New York Branch, dated 3/30/18, repurchase price $32,712 1.74%, 4/6/18	32,701	32,701
		65,401

Repurchase Agreements – 41.5% (7)

Bank of America N.A., dated 3/29/18, repurchase price $450,091 1.81%, 4/2/18	450,000	450,000

Barclays Capital, Inc., dated 3/29/18, repurchase price $150,029 1.75%, 4/2/18	150,000	150,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 41.9% – continued

Repurchase Agreements – 41.5% (7) – continued

BNP Paribas S.A., dated 3/22/18, repurchase price $475,726 1.72%, 4/23/18	$475,000	$475,000

BNY Mellon Capital Markets LLC, dated 3/29/18, repurchase price $550,108 1.77%, 4/2/18	550,000	550,000

Citigroup Global Markets, Inc., dated 3/29/18, repurchase price $109,359 1.80%, 4/2/18	109,337	109,337

Citigroup Global Markets, Inc., dated 3/29/18, repurchase price $7,397 1.78%, 4/2/18	7,396	7,396

Deutsche Bank A.G., dated 3/29/18, repurchase price $435,087 1.80%, 4/2/18	435,000	435,000

Goldman Sachs & Co., dated 3/29/18, repurchase price $315,063 1.78%, 4/2/18	315,000	315,000

ING Financial Markets LLC, dated 3/29/18, repurchase price $1,000,197 1.77%, 4/2/18	1,000,000	1,000,000

RBC Capital Markets LLC, dated 3/29/18, repurchase price $250,086 1.76%, 4/5/18	250,000	250,000

RBS Securities, Inc., dated 3/28/18, repurchase price $1,250,415 1.71%, 4/4/18	1,250,000	1,250,000

RBS Securities, Inc., dated 3/29/18, repurchase price $250,084 1.72%, 4/5/18	250,000	250,000

RBS Securities, Inc., dated 3/29/18, repurchase price $500,097 1.75%, 4/2/18	500,000	500,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 41.9% – continued

Repurchase Agreements – 41.5% (7) – continued

RBS Securities, Inc., dated 3/29/18, repurchase price $900,176 1.76%, 4/2/18	$900,000	$900,000
		6,641,733
Total Repurchase Agreements
(Cost $6,707,134)		6,707,134

Total Investments – 101.3%
(Cost $16,204,929) (8)		16,204,929

Liabilities less Other Assets – (1.3%)		(209,010)
NET ASSETS – 100.0%		$15,995,919

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$33,344	3.00%	11/15/45
U.S. Treasury Notes	$33,438	0.13%	4/15/19

Total	$66,782

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$99,320	1.04% – 5.50%	12/14/18 – 8/23/41
FHLMC	$468,992	0.88% – 10.00%	5/1/18 – 3/1/48
FNMA	$1,192,004	0.88% – 7.00%	5/21/18 – 8/1/56
GNMA	$872,278	2.38% – 7.50%	1/15/19 – 3/20/48
U.S. Treasury Bills	$388,075	0.00%	4/26/18 – 2/28/19
U.S. Treasury Bonds	$847,589	0.00% – 8.88%	5/15/18 – 2/15/48
U.S. Treasury Notes	$2,932,093	0.00% – 3.75%	3/31/18 – 11/15/27
Total	$6,800,351

(8)	The cost for federal income tax purposes was approximately $16,204,929,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2018:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$16,204,929	$–	$16,204,929

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

MMY - Money Market Yield

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 48.8% (1)

Federal Farm Credit Bank – 13.4%

FFCB Bonds, 1.03%, 5/11/18	$15,000	$14,988
1.23%, 7/27/18	3,000	3,000
1.25%, 8/10/18	11,000	10,999

FFCB Discount Notes, 1.52%, 4/2/18 (2)	40,000	39,998
1.26%, 4/12/18 (2)	1,000	1,000
1.26%, 4/18/18 (2)	1,000	999
1.26%, 4/24/18 (2)	3,000	2,998
1.25%, 5/7/18 (2)	4,000	3,995
1.27%, 5/9/18 (2)	2,000	1,997
1.25%, 5/31/18 (2)	8,000	7,984
1.25%, 6/4/18 (2)	5,000	4,989
1.67%, 6/5/18 (2)	7,000	6,979
1.27%, 6/7/18 (2)	3,000	2,993
1.30%, 6/15/18 (2)	11,000	10,971
1.26%, 6/19/18 (2)	3,000	2,992
1.27%, 6/27/18 (2)	4,000	3,988
1.27%, 7/12/18 (2)	2,000	1,993
1.28%, 7/16/18 (2)	2,000	1,992
1.53%, 7/16/18 (2)	10,000	9,955
1.26%, 7/25/18 (2)	5,000	4,980
1.78%, 7/30/18 (2)	5,000	4,971
1.39%, 8/23/18 (2)	11,000	10,940
1.60%, 9/24/18 (2)	5,000	4,961
1.50%, 10/1/18 (2)	10,000	9,925
1.53%, 10/10/18 (2)	10,000	9,919
1.61%, 10/29/18 (2)	4,000	3,963
2.00%, 11/20/18 (2)	5,000	4,936
1.83%, 1/4/19 (2)	3,000	2,958

FFCB Notes,
(Floating, ICE LIBOR USD 1M - 0.07%) 1.59%, 4/1/18 (3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.59%, 4/2/18 (3)	20,000	19,998
(Floating, ICE LIBOR USD 1M - 0.06%) 1.61%, 4/2/18 (3)	10,000	10,000
(Floating, U.S. Federal Funds - 0.01%) 1.67%, 4/2/18 (3)	3,000	2,999
(Floating, U.S. Federal Funds - 0.01%) 1.67%, 4/2/18 (3)	15,000	14,998
(Floating, U.S. Federal Funds + 0.02%) 1.70%, 4/2/18 (3)	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 48.8% (1) – continued

Federal Farm Credit Bank – 13.4% – continued

(Floating, U.S. Federal Funds + 0.03%) 1.71%, 4/2/18 (3)	$15,000	$14,999
(Floating, U.S. Federal Funds + 0.24%) 1.92%, 4/2/18 (3)	1,000	1,000
(Floating, U.S. Federal Funds + 0.25%) 1.93%, 4/2/18 (3)	5,000	5,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.59%, 4/3/18 (3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.07%) 1.62%, 4/3/18 (3)	10,000	10,000
(Floating, U.S. Federal Funds + 0.13%) 1.90%, 4/3/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M + 0.18%) 1.87%, 4/4/18 (4)	6,000	6,000
(Floating, ICE LIBOR USD 1M + 0.11%) 1.85%, 4/12/18 (3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.67%, 4/13/18 (3)	20,000	19,998
(Floating, ICE LIBOR USD 1M - 0.08%) 1.68%, 4/13/18 (3)	10,000	9,999
(Floating, ICE LIBOR USD 1M - 0.08%) 1.70%, 4/16/18 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.71%, 4/17/18 (3)	62,000	62,001
(Floating, ICE LIBOR USD 1M - 0.09%) 1.73%, 4/20/18 (3)	35,000	35,000
(Floating, ICE LIBOR USD 1M + 0.12%) 1.94%, 4/20/18 (3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.07%) 1.80%, 4/23/18 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.79%, 4/25/18 (3)	24,000	23,999
		507,354

Federal Home Loan Bank – 35.0%

FHLB Bonds, 1.13%, 4/25/18	14,000	13,993
0.88%, 6/29/18	19,000	18,981
0.63%, 8/7/18	10,000	9,977

FHLB Discount Notes, 1.60%, 4/13/18 (2)	5,000	4,997
1.61%, 4/18/18 (2)	15,000	14,989
1.59%, 4/27/18 (2)	55,000	54,936
1.61%, 4/27/18 (2)	25,000	24,971
1.62%, 4/27/18 (2)	100,000	99,884
1.59%, 4/30/18 (2)	35,000	34,955
1.60%, 5/2/18 (2)	35,000	34,952

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 48.8% (1) – continued

Federal Home Loan Bank – 35.0% – continued
1.61%, 5/7/18 (2)	$65,000	$64,895
1.72%, 5/9/18 (2)	30,000	29,945
1.56%, 5/11/18 (2)	5,000	4,991
1.64%, 5/18/18 (2)	10,000	9,979
1.66%, 5/18/18 (2)	5,000	4,989
1.65%, 5/23/18 (2)	22,000	21,948
1.68%, 5/25/18 (2)	75,000	74,812
1.26%, 6/1/18 (2)	7,000	6,985
1.27%, 6/1/18 (2)	1,000	998
1.55%, 6/12/18 (2)	10,000	9,968
1.26%, 6/13/18 (2)	30,000	29,924
1.72%, 6/13/18 (2)	50,000	49,827
1.51%, 6/14/18 (2)	90,000	89,722
1.52%, 6/14/18 (2)	40,000	39,877
1.64%, 6/15/18 (2)	30,000	29,896
1.27%, 8/3/18 (2)	22,000	21,905

FHLB Notes,
(Floating, ICE LIBOR USD 1M - 0.13%) 1.53%, 4/1/18 (3)	21,000	21,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.53%, 4/1/18 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.55%, 4/3/18 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.61%, 4/4/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.55%, 4/5/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.65%, 4/11/18 (3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.61%, 4/13/18 (4)	6,000	6,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.64%, 4/15/18 (3)	12,000	12,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.69%, 4/15/18 (3)	45,000	45,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.66%, 4/16/18 (3)	23,000	23,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.72%, 4/17/18 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.72%, 4/18/18 (3)	4,000	4,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.72%, 4/20/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.74%, 4/20/18 (3)	19,000	19,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 48.8% (1) – continued

Federal Home Loan Bank – 35.0% – continued
(Floating, ICE LIBOR USD 1M - 0.14%) 1.70%, 4/21/18 (3)	$14,000	$14,000
(Floating, ICE LIBOR USD 1M - 0.11%) 1.74%, 4/22/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/24/18 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/24/18 (3)	30,000	30,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.73%, 4/24/18 (3)	13,000	13,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.73%, 4/25/18 (3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/25/18 (3)	30,000	30,000
(Floating, ICE LIBOR USD 1M - 0.13%) 1.74%, 4/25/18 (3)	35,000	35,000
(Floating, ICE LIBOR USD 1M - 0.12%) 1.75%, 4/25/18 (3)	35,000	35,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.73%, 4/26/18 (3)	16,000	16,000
(Floating, ICE LIBOR USD 3M - 0.16%) 1.85%, 6/1/18 (4)	13,000	13,000
(Floating, ICE LIBOR USD 3M - 0.12%) 2. 17%, 6/26/18 (3)	6,000	6,000
		1,323,296

Tennessee Valley Authority – 0.4%

TVA Bonds, 4.50%, 4/1/18	3,000	3,000
1.75%, 10/15/18	11,000	11,013
		14,013
Total U.S. Government Agencies
(Cost $1,844,663)		1,844,663

U.S. GOVERNMENT OBLIGATIONS – 17.3%

U.S. Treasury Bills – 5.8%
1.61%, 4/26/18 (2)	65,000	64,923
1.26%, 5/3/18 (2)	30,000	29,966
1.47%, 5/10/18 (2)	60,000	59,903
1.63%, 6/7/18 (2)	25,000	24,923
1.90%, 9/6/18 (2)	25,000	24,794
1.89%, 9/27/18 (2)	15,000	14,859
		219,368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 17.3% – continued

U.S. Treasury Floating Rate Notes – 4.6%
(Floating, U.S. Treasury 3M Bill MMY + 0.00%) 1.77%, 4/2/18 (3)	$20,000	$19,982
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 1.83%, 4/2/18 (3)	12,000	12,001
(Floating, U.S. Treasury 3M Bill MMY + 0.14%) 1.91%, 4/2/18 (3)	20,000	19,998
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 1.94%, 4/2/18 (3)	43,000	43,016
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 1.94%, 4/2/18 (3)	21,000	20,999
(Floating, U.S. Treasury 3M Bill MMY + 0.19%) 1.96%, 4/2/18 (3)	56,000	56,005
		172,001

U.S. Treasury Notes – 6.9%
1.13%, 6/15/18	40,000	39,986
2.25%, 7/31/18	7,000	7,022
1.00%, 8/15/18	31,000	30,967
1.50%, 8/31/18	36,000	36,010
0.75%, 10/31/18	25,000	24,828
1.25%, 10/31/18	15,000	14,941
1.75%, 10/31/18	30,000	29,962
1.25%, 11/15/18	8,000	7,986
1.25%, 11/30/18	33,000	32,935
1.38%, 11/30/18	23,000	22,959
1.13%, 1/15/19	12,000	11,938
		259,534
Total U.S. Government Obligations
(Cost $650,903)		650,903

Investments, at Amortized
Cost ( $2,495,566)		2,495,566

REPURCHASE AGREEMENTS – 35.2% (5)

Repurchase Agreements – 35.2%

Bank of America N.A., dated 3/29/18, repurchase price $290,058 1.81%, 4/2/18	290,000	290,000

Bank of Nova Scotia, dated 3/29/18, repurchase price $650,126 1.75%, 4/2/18	650,000	650,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 35.2% (5) – continued

Repurchase Agreements – 35.2% – continued

Citigroup Global Markets, Inc., dated 3/29/18, repurchase price $30,006 1.78%, 4/2/18	$30,000	$30,000

JPMorgan Securities LLC, dated 3/29/18, repurchase price $125,025 1.79%, 4/2/18	125,000	125,000

JPMorgan Securities LLC, dated 3/29/18, repurchase price $165,03 2 1.77%, 4/2/18	165,000	165,000

Mizuho Securities USA, Inc., dated 3/29/18, repurchase price $70,014 1.81%, 4/2/18	70,000	70,000
		1,330,000
Total Repurchase Agreements
(Cost $1,330,000)		1,330,000

Total Investments – 101.3%
(Cost $3,825,566) (6)		3,825,566

Liabilities less Other Assets – (1.3%)		(47,519)
NET ASSETS – 100.0%		$3,778,047

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$34,375	4.50%	2/1/48 – 4/1/48
FNMA	$164,336	2.41% – 4.50%	1/1/21 – 3/1/48
GNMA	$300,840	3.00% – 5.00%	10/20/46 – 2/20/48
U.S. Treasury Bills	$9,112	0.00%	6/14/18 – 1/31/19
U.S. Treasury Bonds	$111,642	0.63% – 4.38%	1/15/27 – 8/15/47
U.S. Treasury Notes	$741,148	0.13% – 2.25%	3/31/18 – 1/15/27
Total	$1,361,453

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(6)	The cost for federal income tax purposes was approximately $3,825,566,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2018:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,825,566	$–	$3,825,566

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

MMY - Money Market Yield

TVA - Tennessee Valley Authority

USD - United States Dollars

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the U.S. Securities and Exchange Commission (“SEC”). The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, an insurer’s exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The

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MONEY MARKET FUNDS

MARCH 31, 2018

underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. Certain Funds have entered into such repurchase agreements at March 31, 2018, as reflected in their accompanying Schedule of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund has entered into such joint repurchase agreements at March 31, 2018, as reflected in its accompanying Schedule of Investments.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, Netting Arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2018, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

Money Market Fund	Citigroup	$6,516	$(6,516)	$–

	Total	$6,516	$(6,516)	$–

U.S. Government Money Market	Bank of America	$482,700	$(482,700)	$–

	Barclays	150,000	(150,000)	–

	BNP Paribas	475,000	(475,000)	–

	BNY Mellon	550,000	(550,000)	–

	Citigroup	116,733	(116,733)	–

	Deutsche Bank	435,000	(435,000)	–

	Goldman Sachs	315,000	(315,000)	–

	ING	1,000,000	(1,000,000)	–

	RBC Capital	250,000	(250,000)	–

	RBS Securities	2,900,000	(2,900,000)	–

	Societe Generale	32,701	(32,701)	–

	Total	$6,707,134	$(6,707,134)	$–

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

U.S. Government Select Money Market	Bank of America	$290,000	$(290,000)	$–

	Bank of Nova Scotia	650,000	(650,000)	–

	Citigroup	30,000	(30,000)	–

	JPMorgan	290,000	(290,000)	–

	Mizuho	70,000	(70,000)	–

	Total	$1,330,000	$(1,330,000)	$–

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Funds may receive dividend income, if any, from investment companies. Dividend income is recognized on the ex-dividend date. The Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES For the Money Market Fund and Municipal Money Market Fund only, each Fund may impose a liquidity fee of up to 2 percent on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Fund’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 30 percent of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Fund fall below 30 percent of the total assets.

10 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interest of the Fund.

If a Fund imposes a redemption gate, the Fund and the Fund’s authorized intermediaries will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30 percent or more of its total assets in weekly liquid assets. A Fund may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees would generally be used to assist the Funds to stem redemptions during times of market stress.

A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees, if any, are included in “Payments for Shares Redeemed” in Note 7—Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Money Market Fund or Municipal Money Market Fund during the fiscal year ended March 31, 2018.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

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MONEY MARKET FUNDS

MARCH 31, 2018

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Money Market	$110	$(110)	$–
Municipal Money Market	–	1	(1)
U.S. Government Money Market	38	(38)	–
U.S. Government Select Money Market	40	(40)	–

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Municipal Money Market	$66	$–

At March 31, 2018, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$366	$–

Municipal Money Market	702	–	–

U.S. Government Money Market	–	16,363	–

U.S. Government Select Money Market	–	3,902	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$2,008	$–

Municipal Money Market	3,461	–	–

U.S. Government Money Market	–	109,188	–

U.S. Government Select Money Market	–	24,523	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$9,311	$71

Municipal Money Market	2,750	208	622

U.S. Government Money Market	–	10,904	–

U.S. Government Select Money Market	–	4,494	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2018, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEE	EXPENSE LIMITATIONS

Money Market	0.33%	0.35%

Municipal Money Market	0.33%	0.35%

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2018. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of a Fund from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2018, NTI voluntarily reimbursed fees for the Money Market Fund and Municipal Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations, and the amounts outstanding at March 31, 2018 are

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MONEY MARKET FUNDS

MARCH 31, 2018

included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Money Market	$ 2,000	$ (25,245)

Municipal Money Market	575,260	(422,720)

*	During the fiscal year ended March 31, 2018, the realized gain (loss) associated with these transactions was zero.

On December 15, 2016, Northern Trust Corporation made capital contributions of approximately $136,000 and $91,000 to the Money Market Fund and Municipal Money Market Fund, respectively, in order to maintain the Funds’ NAV at a $1.00 per share. These contributions were shown on the Money Market Fund’s and Municipal Money Market Fund’s Statements of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate” in the annual report for the fiscal year ended March 31, 2017.

Northern Trust will return to the Funds the full amount of the return that Northern Trust receives on a Fund’s uninvested cash resulting from Northern Trust client custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves. These amounts are shown on the U.S. Government Money Market Fund’s Statements of Operations as “Income from affiliates”.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Money Market	$ 308,385	$ 1,587	$ (138,450)	$ 171,522

Municipal Money Market	1,505,900	722	(833,583)	673,039

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

U.S. Government Money Market	$61,850,625	$28,540	$(62,365,198)	$(486,033)

U.S. Government Select Money Market	16,601,578	7,101	(16,111,669)	497,010

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$10,838,074	$1,849	$(18,237,189)	$(7,397,266)

Municipal Money Market	9,444,586	310	(14,901,055)	(5,456,159)

U.S. Government Money Market	46,902,533	3,293	(33,783,675)	13,122,151

U.S. Government Select Money Market	15,268,187	972	(15,876,075)	(606,916)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of four separate portfolios of Northern Funds (the “Funds”) comprising the Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the four portfolios constituting the Northern Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2018 (UNAUDITED)

During the fiscal year ended March 31, 2018, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Municipal Money Market 99.99%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2018: the Money Market Fund, U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

1. DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.34%	$1,000.00	$1,006.40	$1.70
Hypothetical	0.34%	$1,000.00	$1,023.24	$1.72

MUNICIPAL MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.29%	$1,000.00	$1,004.20	$1.45
Hypothetical	0.29%	$1,000.00	$1,023.49	$1.46

U.S. GOVERNMENT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.35%	$1,000.00	$1,004.70	$1.75
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.35%	$1,000.00	$1,004.80	$1.75
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUND[1,2,3,4,6,7]	U.S. GOVERNMENT MONEY MARKET FUND[1,2,3,6]
MUNICIPAL MONEY MARKET FUND[1,2,3,4,5,7]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[1,2,3,6]

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

2 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

4 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

5 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

7 Liquidity Fee and Redemption Gate Risk: The Fund may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

1. PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

2. PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

24	ACTIVE M EMERGING MARKETS EQUITY FUND
Ticker Symbol: NMMEX

32	ACTIVE M INTERNATIONAL EQUITY FUND
Ticker Symbol: NMIEX

41	ACTIVE M U.S. EQUITY FUND
Ticker Symbol: NMUSX

46	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

49	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

52	NORTHERN ENGAGE 360TM FUND
Ticker Symbol: NENGX

FIXED INCOME FUNDS

60	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

73	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

104	NOTES TO THE FINANCIAL STATEMENTS

121	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

122	TAX INFORMATION

123	FUND EXPENSES

125	TRUSTEES AND OFFICERS

129	APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS

137	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2018, a rally in information technology stocks, rising commodity prices, positive sentiment toward China and higher growth expectations supported returns in the emerging markets. Investor confidence in the asset class increased along with the introduction of new leadership in South Africa and government efforts to cleanse corruption within Brazil. The beneficiaries of the factors driving returns included materials, energy and financials stocks in Brazil, consumer discretionary in South Africa, and information technology, financials and real estate in China. Lagging segments of the market included consumer staples, utilities and telecom services. Among the prominent markets in the MSCI Emerging Markets Index, South Korea, India and Mexico trailed during the period.

The Active M Emerging Markets Equity Fund outperformed over the reporting period, gaining 25.21% versus 24.93% for its benchmark, the MSCI Emerging Markets Index. Stock selection by sector and country contributed to performance. Stock selection in materials, financials and consumer discretionary were primary drivers of Fund’s results. While an overweight to information technology proved beneficial, weak stock selection in the sector detracted. From a country/regional perspective, areas of selection strength included Brazil, Mexico, South Africa and Taiwan. Additional value was generated through holdings in Russia and India. An underweight to China combined with weak stock selection weighed on relative return. Real estate exposure in the United Arab Emirates was subtractive.

There were no Sub-adviser changes to the Fund over the reporting period. Axiom International Investors, LLC’s (“Axiom”) more growth-focused strategy benefited from investor appetite for growth stocks. Axiom also capitalized on strong returns from Internet-related companies in both the consumer discretionary and information technology sectors, and holdings in financials. Conversely, Westwood Global Investments, LLC’s (“Westwood”) more value-oriented investment approach was challenged over the period. Westwood’s information technology stocks outperformed the broader MSCI Emerging Markets Index but lagged sector returns as a result of their lack of holdings in Chinese Internet stocks. Lastly, PanAgora Asset Management, Inc.’s active quantitative approach detracted due to weak stock selection across sectors and countries.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
ACTIVE M EMERGING MARKETS EQUITY FUND	25.21%	9.63%	5.40%	13.52%
MSCI EMERGING MARKETS INDEXSM	24.93	8.81	4.99	12.37

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The market pullback in the first quarter of 2018, which saw developed non-U.S. markets as measured by the MSCI EAFE® Index decline 1.53%, was not enough to offset the strong gains experienced over the remainder of the 12-month period ended March 31, 2018. During the period, the MSCI EAFE Index advanced 14.80%, while emerging markets as measured by the MSCI Emerging Markets Index returned 24.93%. Traditional economic indicators that buoyed the market advance over the period remained intact. However, during the first quarter of 2018 concerns regarding Russian aggression and potential protectionist trade policies weighed on investor sentiment. The U.S. announcement of two separate tariff programs raised the perception of risk for investors.

Over its most recent fiscal year ended March 31, 2018, the 19.28% return of the Active M International Equity Fund beat its benchmark, the MSCI World ex-US IM Index return of 14.95%. The excess performance generated was due in large part to security selection across geographies and sectors. On a regional basis, security selection within continental Europe was the largest driver of the Fund’s returns. Within the region, security selection in health care, enhanced by an underweight allocation, aided the Fund’s performance. Financials were also a strong-performing area for the Fund, due to both stock selection as well as an underweight. The Fund’s approximate 14% exposure to the emerging markets was additive.

The strongest contributions from the Fund’s five sub-advisers were from Victory Capital Management Inc. (“Victory”) and WCM Investment Management (“WCM”). Victory added value across sectors with particular skill demonstrated within companies from continental Europe and Japan. WCM’s approximate 19% exposure to emerging markets enhanced strong issue selection. During the period, we removed the international relative value sub-adviser Cambiar Investors, LLC from the Fund and added both Wellington Management Company LLP’s international contrarian value large-cap strategy and Brandes Investment Partners, LP’s international small-mid-cap strategy for more distinct value exposure.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06
ACTIVE M INTERNATIONAL EQUITY FUND	19.28%	4.93%	2.03%	3.17%
MSCI WORLD EX-US IM	14.95	6.54	3.00	3.87
MSCI ACWI® EX-USA	16.53	5.89	2.70	4.45

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

MSCI World ex-US IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

ACTIVE M U.S. EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equities, as measured by the Russell 3000® Index, rose 13.81% over the 12-month period ended March 31, 2018. Mega-cap stocks (the Russell Top 200) led the way at 14.7%, while small-cap stocks as measured by the Russell 2000® Index rose 11.79%. There was significant sector dispersion as information technology outperformed telecom services by over 32%. Information technology, financials, consumer discretionary, industrials, health care and materials all had double-digit growth, while telecom services, energy, consumer staples and real estate posted negative performance. Growth stocks far outpaced value stocks across the market cap spectrum. Higher-beta stocks and higher-momentum stocks also performed well.

The Active M U.S. Equity Fund underperformed the Russell 3000 Index, returning 12.25% versus 13.81% for the benchmark for the 12-month period ended March 31, 2018 as stock selection accounted for most of the underperformance. Sector exposure had a slightly negative impact, where a modest overweight to information technology was offset by a slight overweight to the underperforming telecom services and consumer staples segments. The Fund had been slightly overweight more defensive managers with more defensive managers that typically would be expected to provide some downside protection. As such, the Fund was negatively impacted over the 12-month period by its underweight to higher-beta and momentum stocks that led the market. In terms of sub-advisers, the small-cap core sub-adviser Granite Investment Partners, LLC contributed positively, outpacing the Russell 2000 Index as well as the Russell 3000 Index benchmark. Polen Capital Management, LLC, the large-cap growth sub-adviser, turned in the strongest return although they slightly underperformed the Russell 1000® Growth Index.

For portfolio construction reasons, we made changes to the Fund’s sub-advisers during the past 12 month period. The London Company’s yield-oriented strategy was removed and its assets redeployed to Lazard Asset Management LLC’s U.S. equity concentrated all-cap core strategy and Thompson Siegel & Walmsley LLC’s mid-cap value strategy.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	SINCE INCEPTION 5/5/16
ACTIVE M U.S. EQUITY FUND	12.25%	14.26%
RUSSELL 3000® INDEX	13.81	16.94

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 3000® Index is a free float-adjusted market capitalization index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global-listed infrastructure, as measured by the S&P Global Infrastructure Index, returned 5.15% for the 12-month period ended March 31, 2018. GDP-sensitive industries such as airports and toll roads were the strongest areas of the listed infrastructure market. Positive economic growth has led to improving volumes for these transportation assets. U.S. rail also performed well, benefiting from strong manufacturing surveys and corporate U.S. tax reform. In contrast, rising concerns regarding global trade negatively impacted the ports sector. The volatility surrounding the commodities market continued to impact energy pipelines. More recently, weakness in the energy segment came after the Federal Energy Regulatory Commission announced an adjustment to regulated tariff calculations for some interstate pipelines. From a regional perspective, Continental Europe was the strongest region, while North America was weaker.

The Multi-Manager Global Listed Infrastructure Fund outperformed the S&P Global Infrastructure Index for the annual period, gaining 6.62% versus 5.15%, respectively for the same period. The Fund benefited from strong stock selection in the transportation industry, as holdings in airports, toll roads and rail performed well. Selection in towers and an underweight to the poor-performing energy industry also benefited results. In contrast, stock selection was weak within satellites and electric utilities. From a regional perspective, continental Europe, Asia Pacific and Japan contributed to the Fund’s performance, while selection in the U.K. detracted from results.

Sub-adviser Lazard Asset Management, LLC (“Lazard”) drove the Fund’s performance over the 12-month period. Lazard’s concentrated portfolio benefited from strong security selection, particularly within the transportation industries in continental Europe and North America. A lack of exposure to the weaker performing energy pipeline industry further contributed to their strong relative results. Sub-adviser Maple-Brown Abbott Limited underperformed due to stock selection in energy pipelines and electric utilities.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 9/18/12
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	6.62%	5.75%	7.77%	8.80%
S&P GLOBAL INFRASTRUCTURE INDEX	5.15	4.44	6.88	7.46

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Similar to the prior 12-month period, global equities posted positive performance for the 12-month period ended March 31, 2018. Global real estate securities underperformed broader equities during the period, as investors remained concerned about the impact of rising interest rates on real estate values. For the period, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Developed Index returned a modest 3.23%, slightly above the prior 12-month period. North America was the weakest region for the most recent period, and the only region to post negative returns, driven by weakness in the United States. Europe was the strongest performing region as the UK bounced back from Brexit concerns, and countries such as Germany, Spain, Norway and Sweden outperformed. The Asia-Pacific region and Japan modestly outperformed. The top-performing property type was industrial, which continues to benefit from e-commerce and changes in the retail industry. Health care posted double-digit declines due to its high interest rate sensitivity and premium valuations.

The Multi-Manager Global Real Estate Fund returned 3.93% for the 12-month period ended March 31, 2018, outperforming the 3.23% return of the Fund’s benchmark the FTSE® EPRA®/NAREIT® Developed Index. The Fund’s underweight allocation to the health care sector contributed positively to relative performance during the period. Positive stock selection in the diversified sector also contributed. An underweight in continental Europe detracted from performance, while the Fund’s overweight to the UK helped as an offset.

Sub-adviser Brookfield Investment Management, Inc. outperformed the FTSE® EPRA®/NAREIT® Developed Index over the period. Their portfolio added value through positive stock selection in the diversified and hotel sectors, and an underweight in health care. An overweight in the UK was also a meaningful contributor. Sub-adviser Massachusetts Financial Services Company (“MFS”) was a new addition to the Fund in January 2018, replacing Delaware Investments Fund Advisers. Although MFS was only in the Fund for a short time, the sub-adviser outperformed the benchmark during the month of March 2018. Another important change to the Fund effective December 1, 2017 was the replacement of the FTSE® EPRA®/NAREIT® Global Index by the FTSE® EPRA®/NAREIT® Developed Index as the Fund’s benchmark, which is a better representation of the exposures in the Fund and also the most commonly used index in the industry.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
MULTI-MANAGER GLOBAL REAL ESTATE FUND	3.93%	1.70%	3.63%	12.57%
FTSE® EPRA®/NAREIT® DEVELOPED INDEX	3.23	1.52	4.10	9.75
FTSE® EPRA®/NAREIT® GLOBAL INDEX	6.55	2.76	4.29	13.08

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

FTSE® EPRA®/NAREIT® Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest in an index.

FTSE® EPRA®/NAREIT® Global Index is a free float-adjusted, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NORTHERN ENGAGE360TM FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equities, as measured by the MSCI ACWI® Index, rose 14.85% over the 12-month period ended March 31, 2018. Emerging markets as measured by the MSCI Emerging Markets Index led the way, returning 24.93%, while developed markets as measured by the MSCI World Index were up 13.59%. The growth portion of the benchmark far outpaced the value portion, rising 20.0% and 9.8%, respectively. Information technology led all sectors, up nearly 30%, while telecom services posted a flat return. On a factor basis, higher momentum stocks performed well.

The Northern Engage360TM Fund was launched on November 20, 2017. Since its inception, the Fund has returned 1.80% versus its benchmark, the MSCI All Country World Index return of 2.34%. The Fund has faced headwinds since its inception due to a minor underweight to emerging markets and a slight value tilt. A small underweight to information technology as well as holding lower momentum stocks also had a negative impact.

Since the Fund’s inception, three of its sub-advisers have contributed positively to results. The U.S. large cap sub-adviser Aristotle Capital Management, LLC outperformed the Russell 1000® Value Index for the period on the strength of its stock selection. In addition, EARNEST Partners, LLC the Fund’s U.S. mid-cap sub-adviser, benefited from an overweight to information technology. Lastly, the international sub-adviser Ariel Investments, LLC performed well on an absolute and relative basis despite an underweight to emerging markets and an overweight to telecom services. The remaining two sub-advisers detracted from results over the period largely due to their investment styles. Denver Investment Advisors, LLC underperformed its Russell SMID Value benchmark due to their focus on dividends, as low/non-dividend-paying stocks fared much better than dividend payers, while the international sub-adviser Strategic Global Advisors LLC came in slightly behind its benchmark due to a slight value tilt.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	SINCE INCEPTION 11/20/17
NORTHERN ENGAGE360TM FUND	1.80%
MSCI ACWI INDEX	2.34

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. As of May 31, 2017, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2017, the emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging market debt continued to experience positive tailwinds during the 12-month reporting period ended March 31, 2018, fueled by growth and local currency appreciation. The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and external currency emerging market debt, as well as to opportunistically invest in emerging market corporate and frontier market bonds. During the reporting period, emerging market local bonds posted a positive return of 13.0%. External debt, i.e., debt denominated in U.S. dollars or euros, posted a return of 4.3%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned 9.30% for the 12-month period ended March 31, 2018, compared with the blended benchmark return of 8.60%. The Fund ranked in the top decile among peers in its Morningstar category (Emerging Markets bond). Much of the Fund’s outperformance can be attributed to the Fund’s tactical overweight to local currency, at the expense of external debt. The Fund also decreased corporate exposure and increased frontier market exposure during the 12-month period, which was additive to performance.

During the period, we made one sub-adviser change to the Fund, removing BlueBay Asset Management LLP and reallocating assets to Global Evolution USA, LLC (“Global Evolution”) in October 2017. Global Evolution utilizes a bottom-up focused strategy with a concentrated and benchmark agnostic approach. Environment, social and governance factors are an integral part of their investment process and the portfolio is expected to have a higher allocation to frontier debt markets versus peers.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 12/3/13
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	9.30%	4.34%	2.24%
50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED	8.60	5.68	3.98
JP MORGAN EMBI GLOBAL DIVERSIFIED	4.30	5.78	6.46
JP MORGAN GBI-EM GLOBAL DIVERSIFIED	12.99	5.43	1.43

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield market posted a solid gain for the 12-month period ended March 31, 2018, returning 3.70% as measured by the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index. The period began with significant spread compression, followed by softness in the latter half due to sector-specific issues and equity market volatility. From a quality perspective, the CCC & below segment led performance with a return of 5.33%, followed by the single-B and BB-rated segments, returning 3.50% and 3.30%, respectively. All high yield industries posted positive absolute returns for the period, with transportation, utilities and insurance performing the best and telecom, media and retail trailing.

For the 12 months period ended March 31, 2018, the Multi-Manager High Yield Opportunity Fund returned 4.26% versus 3.70% for its benchmark the ICE BofAML U.S. High Master II Constrained Index.

The Fund benefited from an overweight to CCC-rated securities, the top-performing quality segment. This positioning was driven largely by the sub-adviser DDJ Capital Management, LLC. In addition, a non-benchmark exposure to bank loans also was a tailwind, as loans outperformed bonds when the market weakened. Lastly, the Fund’s yield advantage over the ICE BofAML U.S. High Yield Master II Constrained Index also helped performance. Conversely, a modest exposure to investment-grade issues detracted from relative results.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 9/23/09
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	4.26%	5.09%	4.53%	7.01%
ICE BofAML U.S. HIGH YIELD MASTER II CONSTRAINED INDEX	3.70	5.19	5.02	8.08

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

ICE BofAML U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuer based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 137.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	ACTIVE M U.S. EQUITY FUND
ASSETS:
Investments, at value	$1,223,520	$1,316,135	$448,297
Investments in affiliates, at value	39,438	66,068	21,924
Foreign currencies, at value (cost $1,444, $893, $715, $416, $329 and $1,170, respectively)	1,445	893	–
Due from broker (Note 2)	–	–	–
Interest income receivable	–	–	–
Dividend income receivable	3,575	4,767	925
Receivable for foreign tax reclaims	327	4,286	–
Receivable for securities sold	7,996	5,335	3,658
Receivable for fund shares sold	1,114	234	77
Receivable from investment adviser	28	25	3
Unrealized appreciation on bilateral interest rate swap agreements	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	2	3	5
Total Assets	1,277,445	1,397,746	474,889
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Payable for variation margin on centrally cleared interest rate swap agreements	–	–	–
Payable for securities purchased	6,351	6,451	2,000
Unfunded loan commitments (Note 2)	–	–	–
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	1	1
Payable for fund shares redeemed	1,690	160	60
Due to broker (Note 2)	–	–	–
Payable to affiliates:
Management fees	260	215	58
Custody fees	26	28	3
Shareholder servicing fees	34	6	–
Transfer agent fees	3	4	1
Trustee fees	2	2	1
Accrued other liabilities	94	35	26
Total Liabilities	8,460	6,902	2,150
Net Assets	$1,268,985	$1,390,844	$472,739
ANALYSIS OF NET ASSETS:
Capital stock	$962,540	$1,182,933	$379,078
Accumulated undistributed net investment income (loss)	5,938	14,582	259
Accumulated undistributed net realized gain (loss)	(54,519)	(2,773)	50,272
Net unrealized appreciation (depreciation)	355,026	196,102	43,130
Net Assets	$1,268,985	$1,390,844	$472,739
Shares Outstanding ($.0001 par value, unlimited authorization)	56,271	118,921	37,675
Net Asset Value, Redemption and Offering Price Per Share	$22.55	$11.70	$12.55
Investments, at cost	$868,373	$1,119,850	$405,143
Investments in affiliates, at cost	39,438	66,068	21,924

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2018

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360™ FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$1,128,447	$73,705	$94,199	$178,427	$249,048
78,011	1,747	3,600	7,397	12,532
730	435	330	1,177	–
–	–	–	43	–
–	–	–	2,753	4,217
1,425	460	231	11	12
857	243	29	36	–
2,549	494	61	955	1,816
510	1	–	–	131
6	4	6	5	7
–	–	–	3	–
–	–	13	273	–
2	2	1	2	2
1,212,537	77,091	98,470	191,082	267,765

–	–	116	320	–
–	–	–	3	–
6,461	–	185	747	2,002
–	–	–	–	18
–	–	–	–	75
–	–	–	–	–
36	71	–	50	177
–	–	–	267	–

205	13	13	31	42
25	5	5	6	8
13	2	–	–	2
3	–	–	1	1
2	2	–	1	1
30	25	28	26	29
6,775	118	347	1,452	2,355
$1,205,762	$76,973	$98,123	$189,630	$265,410

$1,102,967	$81,088	$100,052	$193,462	$298,994
12,188	(286)	364	696	756
42,230	(2,427)	38	(5,790)	(27,591)
48,377	(1,402)	(2,331)	1,262	(6,749)
$1,205,762	$76,973	$98,123	$189,630	$265,410
93,983	7,412	9,652	19,581	27,065
$12.83	$10.38	$10.17	$9.68	$9.81
$1,079,638	$75,127	$96,422	$177,152	$255,797
78,011	1,747	3,600	7,397	12,532

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	ACTIVE M U.S. EQUITY FUND
INVESTMENT INCOME:
Dividend income	$27,584 (2)	$31,359 (2)	$9,983 (2)
Non-cash dividend income	–	–	–
Dividend income from investments in affiliates	309	537	217
Interest income	7	32	9
Total Investment Income	27,900	31,928	10,209
EXPENSES:
Management fees	12,290	11,136	3,552
Custody fees	1,064	1,268	79
Transfer agent fees	171	205	83
Blue sky fees	25	22	22
SEC fees	1	1	1
Printing fees	28	37	33
Audit fees	19	19	19
Legal fees	19	19	19
Shareholder servicing fees	134	22	–
Trustee fees	9	10	10
Other	72	49	16
Total Expenses	13,832	12,788	3,834
Less expenses reimbursed by investment adviser	(1,252)	(1,237)	(155)
Net Expenses	12,580	11,551	3,679
Net Investment Income	15,320	20,377	6,530
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	63,098	123,414	52,297
Credit default swap agreements	–	–	–
Interest rate swap agreements	–	–	–
Futures contracts	5,261	3,752	1,862
Foreign currency transactions	(338)	(124)	–
Forward foreign currency exchange contracts	–	–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	165,358	85,947	6,655
Credit default swap agreements	–	–	–
Interest rate swap agreements	–	–	–
Futures contracts	(764)	(465)	(16)
Foreign currency translations	(126)	497	–
Forward foreign currency exchange contracts	–	–	–
Net Gains (Losses)	232,489	213,021	60,798
Net Increase (Decrease) in Net Assets Resulting from Operations	$247,809	$233,398	$67,328

(1)	Commenced investment operations on November 20, 2017.
(2)	Net of $3,443, $2,802, $48, $4,286, $185, $44, $171 and $1, respectively, in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2018

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360™ FUND(1)	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$39,219 (2)	$6,153 (2)	$571 (2)	$–	$21
4,547	–	–	–	–
665	49	18	90	115
16	–	–	10,102 (2)	21,572 (2)
44,447	6,202	589	10,192	21,708

11,077	1,417	179	1,375	2,530
1,150	179	39	181	310
186	24	4	24	46
22	21	26	22	25
1	1	1	1	1
29	28	8	36	27
19	19	16	19	19
19	19	4	19	19
50	9	–	–	6
10	9	2	10	10
14	16	5	15	14
12,577	1,742	284	1,702	3,007
(182)	(278)	(100)	(182)	(400)
12,395	1,464	184	1,520	2,607
32,052	4,738	405	8,672	19,101

116,192	13,429	36	2,411	6,132
–	–	–	(101)	–
–	–	–	487	–
2,717	–	2	(109)	–
57	75	8	39	–
–	–	3	1,432	–

(66,202)	(7,691)	(2,223)	670	(11,850)
–	–	–	4	–
–	–	–	(90)	–
(547)	–	(6)	3	–
87	84	1	(61)	–
–	–	(103)	2	–
52,304	5,897	(2,282)	4,687	(5,718)
$84,356	$10,635	$(1,877)	$13,359	$13,383

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		ACTIVE M U.S. EQUITY FUND
Amounts in thousands	2018	2017	2018	2017	2018	2017(1)
OPERATIONS:
Net investment income	$15,320	$9,638	$20,377	$18,057	$6,530	$3,541
Net realized gains (losses)	68,021	(17,118)	127,042	23,075	54,159	83
Net change in unrealized appreciation (depreciation)	164,468	159,139	85,979	57,689	6,639	36,491
Net Increase (Decrease) in Net Assets Resulting from Operations	247,809	151,659	233,398	98,821	67,328	40,115
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	59,055	149,266	20,098	(371,050)	(165,634)	544,712
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	59,055	149,266	20,098	(371,050)	(165,634)	544,712
DISTRIBUTIONS PAID:
From net investment income	–	(15,870)	(19,000)	(20,000)	(6,285)	(3,527)
From net realized gains	–	–	–	–	(3,970)	–
Return of capital	–	–	–	–	–	–
Total Distributions Paid	–	(15,870)	(19,000)	(20,000)	(10,255)	(3,527)
Total Increase (Decrease) in Net Assets	306,864	285,055	234,496	(292,229)	(108,561)	581,300
NET ASSETS:
Beginning of year	962,121	677,066	1,156,348	1,448,577	581,300	–
End of year	$1,268,985	$962,121	$1,390,844	$1,156,348	$472,739	$581,300
Accumulated Undistributed Net Investment Income (Loss)	$5,938	$(9,521)	$14,582	$11,656	$259	$14

(1)	Commenced investment operations on May 5, 2016.
(2)	Commenced investment operations on November 20, 2017.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND		NORTHERN ENGAGE360™ FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2018	2017	2018	2017	2018(2)	2018	2017	2018	2017

$32,052	$26,564	$4,738	$4,753	$405	$8,672	$4,543	$19,101	$21,912
118,966	70,238	13,504	20,375	49	4,159	(1,705)	6,132	(3,354)
(66,662)	48,584	(7,607)	(18,363)	(2,331)	528	1,248	(11,850)	36,586
84,356	145,386	10,635	6,765	(1,877)	13,359	4,086	13,383	55,144

(37,725)	(47,081)	(143,081)	(85,318)	100,052	86,793	29,250	(51,709)	(116,483)
(37,725)	(47,081)	(143,081)	(85,318)	100,052	86,793	29,250	(51,709)	(116,483)

(38,377)	(28,178)	(7,385)	(9,699)	(52)	(8,919)	(1,208)	(19,123)	(18,210)
(50,799)	–	(1,370)	(20,516)	–	–	–	–	–
–	–	–	–	–	–	(30)	–	–
(89,176)	(28,178)	(8,755)	(30,215)	(52)	(8,919)	(1,238)	(19,123)	(18,210)
(42,545)	70,127	(141,201)	(108,768)	98,123	91,233	32,098	(57,449)	(79,549)

1,248,307	1,178,180	218,174	326,942	–	98,397	66,299	322,859	402,408
$1,205,762	$1,248,307	$76,973	$218,174	$98,123	$189,630	$98,397	$265,410	$322,859
$12,188	$27,452	$(286)	$(1,702)	$364	$696	$(1,501)	$756	$778

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$18.05	$15.36		$18.25	$18.98	$18.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.20		0.25	0.24	0.18
Net realized and unrealized gains (losses)	4.22	2.79		(2.49)	(0.78)	0.09
Total from Investment Operations	4.50	2.99		(2.24)	(0.54)	0.27
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	(0.30)		(0.28)	(0.19)	(0.21)
From net realized gains	–	–		(0.37)	–	–
Total Distributions Paid	–	(0.30)		(0.65)	(0.19)	(0.21)
Net Asset Value, End of Year	$22.55	$18.05		$15.36	$18.25	$18.98
Total Return(2)	24.93%	19.75%		(12.11)%	(2.80)%	1.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,268,985	$962,121		$677,066	$1,313,300	$2,006,652
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.10%	1.15	%(4)	1.35%	1.35%	1.33%
Expenses, before reimbursements and credits	1.21%	1.28	%(4)	1.45%	1.45%	1.53%
Net investment income, net of reimbursements and credits(3)	1.34%	1.13	%(4)	1.32%	1.25%	1.00%
Net investment income, before reimbursements and credits	1.23%	1.00	%(4)	1.22%	1.15%	0.80%
Portfolio Turnover Rate	36.14%	59.52%		37.58%	36.18%	54.90%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $46,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, and approximately $36,000, $16,000, $9,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.95	$9.35		$10.44	$10.92	$9.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.16		0.13	0.20	0.12
Net realized and unrealized gains (losses)	1.74	0.60		(1.15)	(0.45)	1.04
Total from Investment Operations	1.91	0.76		(1.02)	(0.25)	1.16
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.16)	(0.16)		(0.07)	(0.23)	(0.12)
Total Distributions Paid	(0.16)	(0.16)		(0.07)	(0.23)	(0.12)
Net Asset Value, End of Year	$11.70	$9.95		$9.35	$10.44	$10.92
Total Return(2)	19.17%	8.27%		(9.77)%	(2.27)%	11.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,390,844	$1,156,348		$1,448,577	$1,915,763	$2,853,538
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.84%	0.92	%(4)	1.20%	1.21%	1.29	%(5)
Expenses, before reimbursements and credits	0.93%	1.01	%(4)	1.26%	1.30%	1.41%
Net investment income, net of reimbursements and credits(3)	1.49%	1.41	%(4)	1.22%	1.45%	1.31	%(5)
Net investment income, before reimbursements and credits	1.40%	1.32	%(4)	1.16%	1.36%	1.19%
Portfolio Turnover Rate	65.70%	115.17%		70.24%	35.87%	39.36%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $77,000, $71,000, $57,000, $19,000 and $66,000, which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005 and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.
(5)	Effective January 1, 2014, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.20%. Prior to January 1, 2014, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

ACTIVE M U.S. EQUITY FUND
Selected per share data	2018	2017(1)
Net Asset Value, Beginning of Period	$11.39	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.09
Net realized and unrealized gains (losses)	1.24	1.39
Total from Investment Operations	1.39	1.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.09)
From net realized gains	(0.09)	–
Total Distributions Paid	(0.23)	(0.09)
Net Asset Value, End of Period	$12.55	$11.39
Total Return(2)	12.25%	14.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$472,739	$581,300
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.66%	0.67%
Expenses, before reimbursements and credits	0.69%	0.72%
Net investment income, net of reimbursements and credits(4)	1.18%	1.16	%(5)
Net investment income, before reimbursements and credits	1.15%	1.11	%(5)
Portfolio Turnover Rate	68.70%	15.49%

(1)	Commenced investment operations on May 5, 2016.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $30,000 and $27,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018 and period from May 5, 2016 (commencement of operations) to March 31, 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	As the Fund commenced investment operations on May 5, 2016, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.97	$11.76	$12.22	$12.81	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.28	0.31	0.26	0.23
Net realized and unrealized gains (losses)	0.51	1.22	(0.53)	(0.17)	2.12
Total from Investment Operations	0.89	1.50	(0.22)	0.09	2.35
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.44)	(0.29)	(0.24)	(0.23)	(0.21)
From net realized gains	(0.59)	–	–	(0.45)	(0.19)
Total Distributions Paid	(1.03)	(0.29)	(0.24)	(0.68)	(0.40)
Net Asset Value, End of Year	$12.83	$12.97	$11.76	$12.22	$12.81
Total Return(2)	6.62%	12.96%	(1.80)%	0.64%	22.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,205,762	$1,248,307	$1,178,180	$1,403,843	$1,129,178
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.02%	1.02%	1.02%	1.04%	1.18%
Net investment income, net of reimbursements and credits(3)	2.59%	2.24%	2.51%	2.05%	2.10%
Net investment income, before reimbursements and credits	2.57%	2.22%	2.49%	2.01%	1.92%
Portfolio Turnover Rate	44.40%	81.27%	56.92%	58.31%	52.90%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $97,000, $52,000, $33,000, $10,000 and $15,000 which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.63	$11.91		$16.66	$16.81	$19.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.30		0.30	0.27	0.23
Net realized and unrealized gains (losses)	0.35	(0.04)		(0.71)	1.77	(0.17)
Total from Investment Operations	0.42	0.26		(0.41)	2.04	0.06
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.57)	(0.48)		(0.44)	(0.29)	(0.44)
From net realized gains	(0.10)	(1.06)		(3.90)	(1.90)	(1.83)
Total Distributions Paid	(0.67)	(1.54)		(4.34)	(2.19)	(2.27)
Net Asset Value, End of Year	$10.38	$10.63		$11.91	$16.66	$16.81
Total Return(2)	3.93%	2.72%		(1.46)%	12.76%	0.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$76,973	$218,174		$326,942	$767,452	$897,084
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.92%	0.96	%(4)	1.11%	1.10%	1.10%
Expenses, before reimbursements and credits	1.09%	1.10	%(4)	1.20%	1.26%	1.48%
Net investment income, net of reimbursements and credits(3)	2.97%	1.79	%(4)	1.44%	1.67%	1.47%
Net investment income, before reimbursements and credits	2.80%	1.65	%(4)	1.35%	1.51%	1.09%
Portfolio Turnover Rate	144.67%	167.04%		94.24%	117.05%	48.54%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $8,000, $16,000, $14,000, $6,000 and $22,000, which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

NORTHERN ENGAGE360™ FUND
Selected per share data	2018(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05
Net realized and unrealized gains (losses)	0.13
Total from Investment Operations	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)
Total Distributions Paid	(0.01)
Net Asset Value, End of Period	$10.17
Total Return(2)	1.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$98,123
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.70%
Expenses, before reimbursements and credits	1.08%
Net investment income, net of reimbursements and credits(4)	1.54	%(5)
Net investment income, before reimbursements and credits	1.16	%(5)
Portfolio Turnover Rate	7.21%

(1)	Commenced investment operations on November 20, 2017.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.01 percent of average net assets for the period from November 20, 2017 (commencement of operations) to March 31, 2018. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2018	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$9.32	$8.89	$9.15		$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.55	0.53	0.35		0.46	0.12
Net realized and unrealized gains (losses)	0.30	0.03	(0.55	)(2)	(1.00)	0.13
Total from Investment Operations	0.85	0.56	(0.20)		(0.54)	0.25
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.49)	(0.13)	–		(0.34)	(0.08)
From net realized gains	–	–	–		(0.14)	–
Return of capital	–	– (4)	(0.06)		–	–
Total Distributions Paid	(0.49)	(0.13)	(0.06)		(0.48)	(0.08)
Net Asset Value, End of Period	$9.68	$9.32	$8.89		$9.15	$10.17
Total Return(5)	9.30%	6.32%	(2.25)%		(5.52)%	2.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$189,630	$98,397	$66,299		$106,888	$102,174
Ratio to average net assets of:(6)
Expenses, net of reimbursements and credits(7)	0.94%	0.95%	0.95%		0.94%	0.92%
Expenses, before reimbursements and credits	1.05%	1.14%	1.11%		1.11%	1.42%
Net investment income, net of reimbursements and credits(7)	5.36%	5.48%	5.00%		4.62%	4.43	%(8)
Net investment income, before reimbursements and credits	5.25%	5.29%	4.84%		4.45%	3.93	%(8)
Portfolio Turnover Rate	99.56%	210.59%	203.48%		273.46%	38.02%

(1)	Commenced investment operations on December 3, 2013.
(2)	The Fund received reimbursements from NTI of approximately $52,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(3)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(4)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.
(5)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $8,000, $5,000, $2,000 and $3,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016 and 2015, and the period from December 3, 2013 (commencement of operations) to March 31, 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(8)	As the Fund commenced investment operations on December 3, 2013, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.01	$9.01		$10.12	$10.72	$11.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.63	0.63		0.51	0.53	0.56
Net realized and unrealized gains (losses)	(0.20)	0.91		(1.03)	(0.41)	0.10
Total from Investment Operations	0.43	1.54		(0.52)	0.12	0.66
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.63)	(0.54)		(0.54)	(0.54)	(0.58)
From net realized gains	–	–		(0.05)	(0.18)	(0.36)
Total Distributions Paid	(0.63)	(0.54)		(0.59)	(0.72)	(0.94)
Net Asset Value, End of Year	$9.81	$10.01		$9.01	$10.12	$10.72
Total Return(2)	4.37%	17.41%		(5.19)%	1.15%	6.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$265,410	$322,859		$402,408	$532,258	$728,450
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.87	%(4)	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	0.99%	0.99	%(4)	0.99%	1.04%	1.19%
Net investment income, net of reimbursements and credits(3)	6.26%	6.51	%(4)	5.51%	4.99%	5.21%
Net investment income, before reimbursements and credits	6.13%	6.39	%(4)	5.42%	4.85%	4.92%
Portfolio Turnover Rate	66.18%	92.50%		73.41%	53.92%	68.10%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $18,000, $25,000, $29,000, $6,000 and $28,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1)

Argentina – 0.1%

Banco Macro S.A. ADR	12,100	$1,306

Brazil – 7.6%

Ambev S.A. ADR	67,082	488

Centrais Eletricas Brasileiras S.A. *	91,500	582

EcoRodovias Infraestrutura e Logistica S.A.	94,100	249

EDP - Energias do Brasil S.A. *	254,300	1,025

Estacio Participacoes S.A.	338,300	3,583

Fibria Celulose S.A.	1,037,780	20,442

Fleury S.A.	73,500	604

Hypera S.A.	313,300	3,431

Lojas Renner S.A. *	328,300	3,416

MRV Engenharia e Participacoes S.A.	159,500	785

Natura Cosmeticos S.A.	990,721	9,603

Petroleo Brasileiro S.A. ADR *	1,389,928	19,654

Suzano Papel e Celulose S.A. *	442,000	4,466

TIM Participacoes S.A. ADR	191,542	4,151

Vale S.A. *	1,753,253	22,416

Vale S.A. ADR *	80,305	1,021
		95,916

Chile – 0.2%

Cencosud S.A.	507,035	1,552

Cia Cervecerias Unidas S.A. ADR	14,837	436
		1,988

China – 17.5%

Agile Group Holdings Ltd.	354,000	741

Agricultural Bank of China Ltd., Class H	2,312,000	1,330

Aier Eye Hospital Group Co. Ltd., Class A	502,962	3,240

Alibaba Group Holding Ltd. ADR *	195,030	35,796

ANTA Sports Products Ltd.	137,000	697

BAIC Motor Corp. Ltd., Class H (2)	462,500	573

Baidu, Inc. ADR *	24,631	5,497

Bank of China Ltd., Class H	12,267,106	6,667

Beijing Capital International Airport Co. Ltd., Class H	698,000	945

China Construction Bank Corp., Class H	10,764,569	11,185

China Huarong Asset Management Co. Ltd., Class H (2)	614,000	260

China Lodging Group Ltd. ADR	17,400	2,292

China Merchants Bank Co. Ltd., Class H	580,000	2,406

China Molybdenum Co. Ltd., Class H	4,842,000	3,705

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

China – 17.5% – continued

China Petroleum & Chemical Corp., Class H	6,375,000	$5,653

China Railway Construction Corp. Ltd., Class H	86,500	87

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,794,446	1,385

CNOOC Ltd.	85,342	126

Country Garden Holdings Co. Ltd.	1,322,000	2,761

CSPC Pharmaceutical Group Ltd.	2,302,000	6,197

Ctrip.com International Ltd. ADR *	67,580	3,151

Dali Foods Group Co. Ltd. (2)	269,000	222

Dongfeng Motor Group Co. Ltd., Class H	12,090,000	14,107

Geely Automobile Holdings Ltd.	421,000	1,230

Guangzhou Automobile Group Co. Ltd., Class H	640,000	1,189

Guangzhou R&F Properties Co. Ltd., Class H	637,309	1,608

Health and Happiness H&H International Holdings Ltd. *	286,500	2,189

Industrial & Commercial Bank of China Ltd., Class H	8,205,141	7,115

JD.com, Inc. ADR *	62,906	2,547

Jiangsu Expressway Co. Ltd., Class H	352,000	501

Logan Property Holdings Co. Ltd.	268,000	414

Longfor Properties Co. Ltd.	172,000	531

NetEase, Inc. ADR	914	256

People’s Insurance Co. Group of China (The) Ltd., Class H	3,958,000	1,869

PICC Property & Casualty Co. Ltd., Class H	1,192,000	2,108

Ping An Insurance Group Co. of China Ltd., Class H	1,535,000	15,795

Postal Savings Bank of China Co. Ltd., Class H (2)	519,000	329

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	796,000	533

SINA Corp.	4,140	432

Sinopec Engineering Group Co. Ltd., Class H	555,000	558

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,790,000	1,094

Sinotrans Ltd., Class H	622,000	345

Sinotruk Hong Kong Ltd.	243,500	290

Sunny Optical Technology Group Co. Ltd.	301,800	5,694

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

China – 17.5% – continued

TAL Education Group ADR	71,700	$2,659

Tencent Holdings Ltd.	826,100	43,974

Tianhe Chemicals Group Ltd. *(2)(3)	17,672,000	2,635

TravelSky Technology Ltd., Class H	270,617	793

Vipshop Holdings Ltd. ADR *	83,800	1,393

Want Want China Holdings Ltd.	12,800,000	10,364

Weibo Corp. ADR *	2,767	331

Wuxi Biologics Cayman, Inc. *(2)	28,000	272

Yirendai Ltd. ADR	14,723	592

Yuzhou Properties Co. Ltd.	396,000	272

Zhejiang Expressway Co. Ltd., Class H	514,000	528

Zhuzhou CRRC Times Electric Co. Ltd., Class H	548,500	2,678
		222,141

Czech Republic – 0.8%

CEZ A.S.	35,726	891

Komercni banka A.S.	207,542	9,471
		10,362

Egypt – 1.2%

Commercial International Bank Egypt S.A.E.	3,059,270	15,448

Commercial International Bank Egypt S.A.E. GDR (Registered)	71,868	365
		15,813

Greece – 0.1%

National Bank of Greece S.A. *	5,681,762	1,841

Hong Kong – 4.4%

AIA Group Ltd.	645,300	5,509

Brilliance China Automotive Holdings Ltd.	950,000	1,998

China Everbright Ltd.	116,000	245

China Lumena New Materials Corp. *(4)	5,884,000	–

China Mobile Ltd.	2,189,085	20,029

China Overseas Land & Investment Ltd.	1,872,000	6,581

China Resources Cement Holdings Ltd.	418,000	365

China Travel International Investment Hong Kong Ltd.	730,000	261

Haier Electronics Group Co. Ltd. *	1,328,000	4,782

Hong Kong Exchanges & Clearing Ltd.	39,200	1,288

Kingboard Chemical Holdings Ltd.	80,500	374

Kingboard Laminates Holdings Ltd.	233,000	341

Kunlun Energy Co. Ltd.	506,000	440

Sands China Ltd.	494,000	2,682

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

Hong Kong – 4.4% – continued

Shimao Property Holdings Ltd.	598,000	$1,712

Sino Biopharmaceutical Ltd.	599,000	1,194

Sun Art Retail Group Ltd.	1,295,500	1,526

Wynn Macau Ltd.	1,430,600	5,246

Yuexiu Property Co. Ltd.	2,808,000	667
		55,240

Hungary – 0.0%

MOL Hungarian Oil & Gas PLC	50,923	558

India – 6.5%

Adani Ports & Special Economic Zone Ltd.	75,946	414

Aditya Birla Capital Ltd. *(5)	1	–

Ashok Leyland Ltd.	249,157	560

Coal India Ltd.	82,737	361

HCL Technologies Ltd.	29,423	440

HDFC Bank Ltd.	250,535	7,296

HDFC Bank Ltd. ADR	4,900	484

Hexaware Technologies Ltd.	49,828	290

Hindalco Industries Ltd.	406,674	1,349

Hindustan Petroleum Corp. Ltd.	176,505	942

Hindustan Unilever Ltd.	24,842	511

Housing Development Finance Corp. Ltd.	76,029	2,138

ICICI Bank Ltd.	748,715	3,217

ICICI Bank Ltd. ADR	401,940	3,557

Indiabulls Housing Finance Ltd.	30,819	594

Indian Oil Corp. Ltd.	474,178	1,298

Infosys Ltd. ADR	35,173	628

ITC Ltd.	951,058	3,755

Larsen & Toubro Ltd.	193,400	3,923

LIC Housing Finance Ltd.	44,960	370

Mahindra & Mahindra Ltd.	201,365	2,287

Maruti Suzuki India Ltd.	38,742	5,293

Muthoot Finance Ltd.	56,141	352

National Aluminium Co. Ltd.	264,235	272

NHPC Ltd.	120,057	51

NMDC Ltd.	157,801	289

Oil & Natural Gas Corp. Ltd.	193,733	530

Rain Industries Ltd.	85,177	497

Reliance Industries Ltd.	482,395	6,560

Rural Electrification Corp. Ltd.	395,991	761

Tata Consultancy Services Ltd.	493,881	21,652

Tata Global Beverages Ltd.	254,364	1,025

Tech Mahindra Ltd.	210,919	2,085

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

India – 6.5% – continued

UltraTech Cement Ltd.	66,403	$4,037

UPL Ltd.	142,055	1,598

Vakrangee Ltd.	274,201	950

Vedanta Ltd.	290,987	1,250

Wipro Ltd.	91,884	398
		82,014

Indonesia – 0.9%

Adaro Energy Tbk PT	5,608,600	873

Bank Mandiri Persero Tbk PT	2,150,000	1,203

Bank Rakyat Indonesia Persero Tbk PT *	23,722,300	6,226

Gudang Garam Tbk PT	437,300	2,309

Telekomunikasi Indonesia Persero Tbk PT	2,098,230	551

United Tractors Tbk PT	278,300	649
		11,811

Japan – 0.2%

Keyence Corp.	5,000	3,103

Malaysia – 1.1%

AirAsia Bhd.	900,900	915

CIMB Group Holdings Bhd.	3,525,100	6,553

Genting Bhd.	122,800	277

Genting Malaysia Bhd.	2,078,700	2,633

Malaysia Airports Holdings Bhd.	350,000	801

Petronas Dagangan Bhd.	56,600	364

Sime Darby Bhd.	639,600	437

Tenaga Nasional Bhd.	309,300	1,299

Top Glove Corp. Bhd.	142,800	356

Westports Holdings Bhd.	419,700	389
		14,024

Mexico – 5.1%

Alfa S.A.B. de C.V., Series A	5,662,187	7,319

America Movil S.A.B. de C.V., Series L	1,653,091	1,580

America Movil S.A.B. de C.V., Series L ADR	1,221,572	23,320

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander ADR	84,550	606

Coca-Cola Femsa S.A.B. de C.V. ADR	22,379	1,487

Fomento Economico Mexicano S.A.B. de C.V. ADR	10,236	936

Grupo Bimbo S.A.B. de C.V., Series A	1,901,600	4,168

Grupo Financiero Banorte S.A.B. de C.V., Series O	844,400	5,185

Industrias Bachoco S.A.B. de C.V. ADR	5,932	367

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

Mexico – 5.1% – continued

Megacable Holdings S.A.B. de C.V., Series CPO	118,839	$549

Telesites S.A.B. de C.V. *	554,968	439

Wal-Mart de Mexico S.A.B. de C.V.	7,308,300	18,698
		64,654

Peru – 0.3%

Credicorp Ltd.	12,850	2,918

Southern Copper Corp.	12,870	697
		3,615

Philippines – 0.7%

Ayala Land, Inc.	312,400	247

BDO Unibank, Inc.	364,900	975

Cebu Air, Inc.	208,290	378

DMCI Holdings, Inc.	1,563,900	366

Globe Telecom, Inc.	10,775	336

International Container Terminal Services, Inc.	140,200	269

Metropolitan Bank & Trust Co.	1,808,400	2,985

SM Investments Corp.	169,291	2,995
		8,551

Poland – 0.6%

Energa S.A.	157,524	444

Grupa Lotos S.A.	25,119	388

KGHM Polska Miedz S.A.	19,423	495

Polski Koncern Naftowy ORLEN S.A.	16,554	408

Powszechna Kasa Oszczednosci Bank Polski S.A. *	295,997	3,502

Powszechny Zaklad Ubezpieczen S.A.	195,963	2,393
		7,630

Qatar – 0.0%

Industries Qatar QSC	5,275	153

Ooredoo QPSC	22,903	519
		672

Russia – 2.4%

Gazprom PJSC ADR	170,968	834

LUKOIL PJSC ADR (London Exchange)	137,317	9,473

Mobile TeleSystems PJSC ADR	106,014	1,208

Novolipetsk Steel PJSC GDR	21,769	543

Sberbank of Russia PJSC (Moscow Exchange)	508,500	2,251

Sberbank of Russia PJSC ADR	544,750	10,174

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

Russia – 2.4% – continued

Surgutneftegas OJSC ADR	66,276	$324

Yandex N.V., Class A *	134,300	5,298
		30,105

Singapore – 0.0%

DBS Group Holdings Ltd.	23,700	500

South Africa – 7.4%

African Rainbow Minerals Ltd.	39,021	335

AVI Ltd.	23,789	223

Barclays Africa Group Ltd.	14,158	227

Barloworld Ltd.	1,131,056	15,894

Bidvest Group (The) Ltd.	242,031	4,590

Clicks Group Ltd.	109,215	1,690

Coronation Fund Managers Ltd.	44,895	306

Discovery Ltd.	115,216	1,661

Exxaro Resources Ltd.	129,437	1,193

FirstRand Ltd.	1,010,181	5,717

Imperial Holdings Ltd.	96,130	1,899

Investec Ltd.	15,702	122

Kumba Iron Ore Ltd.	32,856	789

Mondi Ltd.	36,816	1,004

MTN Group Ltd.	111,584	1,131

Naspers Ltd., Class N	70,219	17,201

RMB Holdings Ltd.	72,398	473

Sappi Ltd.	39,025	251

Standard Bank Group Ltd.	1,028,277	19,019

Truworths International Ltd.	2,087,441	19,128

Wilson Bayly Holmes-Ovcon Ltd.	45,610	598
		93,451

South Korea – 14.8%

Celltrion, Inc. *	2,402	697

CJ O Shopping Co. Ltd.	1,827	383

Com2uSCorp	2,477	434

GS Home Shopping, Inc.	2,144	379

Hana Financial Group, Inc.	18,813	807

Hotel Shilla Co. Ltd.	7,399	666

Hyundai Marine & Fire Insurance Co. Ltd.	14,117	515

Hyundai Mipo Dockyard Co. Ltd. *	4,030	378

Hyundai Mobis Co. Ltd.	48,656	10,933

Hyundai Motor Co.	129,339	17,413

Industrial Bank of Korea	61,150	881

KB Financial Group, Inc.	22,186	1,263

Korea Electric Power Corp.	14,943	461

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

South Korea – 14.8% – continued

Korea Investment Holdings Co. Ltd.	10,045	$779

LG Chem Ltd.	18,779	6,792

LG Electronics, Inc.	24,472	2,514

LS Corp.	8,134	569

Meritz Fire & Marine Insurance Co. Ltd.	13,577	268

NAVER Corp.	3,456	2,568

NCSoft Corp.	5,397	2,127

NH Investment & Securities Co. Ltd.	67,790	900

OCI Co. Ltd.	7,219	1,063

Orion Corp.	110,688	13,292

POSCO	73,049	22,307

Samsung Electronics Co. Ltd.	29,202	67,423

Samsung SDS Co. Ltd.	1,754	420

Shinhan Financial Group Co. Ltd.	487,244	20,890

SK Holdings Co. Ltd.	2,902	806

SK Hynix, Inc.	71,682	5,467

SK Innovation Co. Ltd.	11,536	2,284

SK Telecom Co. Ltd.	1,459	320

S-Oil Corp.	8,733	983

Woori Bank	40,945	563
		187,545

Taiwan – 11.8%

Accton Technology Corp.	195,000	659

Acer, Inc. *	1,541,000	1,313

Asustek Computer, Inc.	102,000	960

AU Optronics Corp.	1,263,000	591

Catcher Technology Co. Ltd.	1,287,000	15,670

Cathay Financial Holding Co. Ltd.	2,255,000	4,014

Chailease Holding Co. Ltd.	648,000	2,289

Chipbond Technology Corp.	402,000	928

CTBC Financial Holding Co. Ltd.	5,476,500	3,982

E Ink Holdings, Inc.	401,000	688

Epistar Corp. *	821,000	1,219

First Financial Holding Co. Ltd.	2,246,800	1,560

Formosa Chemicals & Fibre Corp.	249,000	927

HannStar Display Corp.	1,511,000	526

Hon Hai Precision Industry Co. Ltd.	7,735,285	24,248

King’s Town Bank Co. Ltd.	427,293	542

MediaTek, Inc.	214,000	2,495

Micro-Star International Co. Ltd.	189,000	620

Phison Electronics Corp.	6,000	64

President Chain Store Corp.	366,000	3,716

Radiant Opto-Electronics Corp.	147,000	361

St. Shine Optical Co. Ltd.	11,000	321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

Taiwan – 11.8% – continued

Taiwan Semiconductor Manufacturing Co. Ltd.	6,657,542	$56,170

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	424,700	18,585

Uni-President Enterprises Corp.	278,000	653

Walsin Lihwa Corp.	452,000	274

Win Semiconductors Corp.	275,000	2,962

Yageo Corp.	64,000	1,146

Yuanta Financial Holding Co. Ltd.	3,985,000	1,825
		149,308

Thailand – 1.9%

Beauty Community PCL (Registered)	1,949,500	1,328

Kasikornbank PCL NVDR	347,700	2,357

Kiatnakin Bank PCL NVDR	249,100	584

Krung Thai Bank PCL NVDR	764,592	462

Land & Houses PCL NVDR	977,400	328

PTT Global Chemical PCL NVDR	566,300	1,711

PTT PCL NVDR	187,100	3,303

Siam Commercial Bank (The) PCL (Registered)	2,443,600	11,175

Siam Commercial Bank (The) PCL NVDR	88,200	403

Star Petroleum Refining PCL NVDR	332,300	170

Thai Oil PCL NVDR	459,400	1,348

Thanachart Capital PCL NVDR	380,263	654

Tisco Financial Group PCL NVDR	214,300	615
		24,438

Turkey – 0.6%

Akbank Turk A.S.	214,928	520

KOC Holding A.S.	490,018	2,030

Turk Hava Yollari A.O. *	118,530	574

Turk Telekomunikasyon A.S. *	163,936	276

Turkiye Garanti Bankasi A.S.	547,116	1,517

Turkiye Is Bankasi A.S., Class C	418,188	757

Ulker Biskuvi Sanayi A.S.	373,001	2,099
		7,773

United Arab Emirates – 1.4%

Dubai Investments PJSC	1,326,585	756

Dubai Islamic Bank PJSC	708,726	1,025

Emaar Properties PJSC	8,363,784	13,243

NMC Health PLC	47,927	2,290
		17,314

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% (1) – continued

United States – 1.6%

Alphabet, Inc., Class A *	1,000	$1,037

Copa Holdings S.A., Class A	19,310	2,484

Facebook, Inc., Class A *	10,600	1,694

Mastercard, Inc., Class A	5,700	998

NVIDIA Corp.	4,100	949

Raytheon Co.	4,600	993

Tenaris S.A. ADR	344,644	11,949
		20,104
Total Common Stocks
(Cost $808,503)		1,131,777

PARTICIPATION (EQUITY LINKED) NOTES – 1.6%

China – 1.6%

Anhui Conch Cement Co. Ltd., Issued by JP Morgan Structured Products, Expires 4/14/21	515,700	2,636

Hangzhou Hikvision Digital Technology Co. Ltd., Issued by JP Morgan Structured Products, Expires 4/20/20 (2)	889,500	5,839

Han’s Laser Technology Industry Group Co. Ltd., Issued by JP Morgan Structured Products, Expires 7/27/18	340,000	2,956

Kweichow Moutai Co. Ltd., Issued by JP Morgan Structured Products, Expires 11/13/19 (2)	33,260	3,614

Shanghai International Airport Co. Ltd., Issued by JP Morgan Structured Products, Expires 11/20/19 (2)	760,700	5,905
		20,950
Total Participation (Equity Linked) Notes
(Cost $11,134)		20,950

PREFERRED STOCKS – 5.5% (1)

Brazil – 4.8%

Banco Bradesco S.A. ADR *	114,297	1,358

Banco do Estado do Rio Grande do Sul S.A., Class B, 0.21% (6)	164,100	1,008

Gerdau S.A. ADR, 0.39% (6)	1,027,100	4,786

Itau Unibanco Holding S.A., 0.35% (6)	79,861	1,241

Itau Unibanco Holding S.A. ADR, 0.35% (6)	2,167,290	33,810

Itausa – Investimentos Itau S.A., 0.44% (6)	522,600	2,183

Lojas Americanas S.A. *	1,490,683	8,507

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 5.5% (1) – continued

Brazil – 4.8% – continued

Petroleo Brasileiro S.A. *	156,856	$1,017

Petroleo Brasileiro S.A. ADR *	368,097	4,782

Telefonica Brasil S.A. ADR, 2.64% (6)	111,282	1,709

Usinas Siderurgicas de Minas Gerais S.A., Class A *	179,400	593
		60,994

Chile – 0.3%

Embotelladora Andina S.A., Class B ADR, 2.38% (6)	9,566	280

Sociedad Quimica y Minera de Chile S.A. ADR, 0.92% (6)	62,470	3,070
		3,350

Colombia – 0.0%

Banco Davivienda S.A., 2.64% (6)	45,959	496

South Korea – 0.4%

Samsung Electronics Co. Ltd., 2.12% (6)	2,336	4,471
Total Preferred Stocks
(Cost $47,373)		69,311

RIGHTS – 0.0%

Philippines – 0.0%

Metropolitan Bank & Trust Co. *	572,937	119
Total Rights
(Cost $—)		119

INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (7)(8)	39,438,316	39,438
Total Investment Companies
(Cost $39,438)		39,438

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.61%, 7/19/18 (9)(10)	$1,370	$1,363
Total Short-Term Investments
(Cost $1,363)		1,363

Total Investments – 99.5%
(Cost $907,811)		1,262,958

Other Assets less Liabilities – 0.5%		6,027
Net Assets – 100.0%		$1,268,985

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of this restricted illiquid security amounted to approximately $2,635,000 or 0.2% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Tianhe Chemicals Group Ltd.	6/13/14-12/15/14	$4,079

(4)	Level 3 asset that is worthless, bankrupt or has been delisted.
(5)	Value rounds to less than one thousand.
(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2018 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Mini MSCI Emerging Markets Index	415	$24,647	Long	6/18	$(150)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.8%
Consumer Staples	7.0
Energy	6.2
Financials	22.9
Health Care	1.6
Industrials	5.2
Information Technology	28.7
Materials	9.3
Real Estate	2.4
Telecommunication Services	4.5
Utilities	0.4

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	20.8%
Hong Kong Dollar	17.9
Korean Won	15.7
Taiwan Dollar	10.7
South African Rand	7.7
Brazilian Real	7.0
Indian Rupee	6.3
All other currencies less than 5%	13.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Argentina	$1,306	$–	$–	$1,306
Brazil	95,916	–	–	95,916
Chile	1,988	–	–	1,988
China	54,946	167,195	–	222,141
India	4,669	77,345	–	82,014
Japan	3,103	–	–	3,103
Malaysia	14,024	–	–	14,024
Mexico	26,716	37,938	–	64,654
Peru	3,615	–	–	3,615
Russia	8,757	21,348	–	30,105
South Korea	187,545	–	–	187,545
Taiwan	149,308	–	–	149,308
Thailand	11,935	12,503	–	24,438
Turkey	7,773	–	–	7,773
United States	20,104	–	–	20,104
All Other Countries (1)	–	223,743	–	223,743
Total Common Stocks	591,705	540,072	–	1,131,777
Participation (Equity Linked)
Notes (1)	–	20,950	–	20,950
Preferred Stocks
Columbia	–	496	–	496
All Other Countries (1)	68,815	–	–	68,815
Total Preferred Stocks	68,815	496	–	69,311
Rights	–	119	–	119
Investment Companies	39,438	–	–	39,438
Short-Term Investments	–	1,363	–	1,363
Total Investments	$699,958	$563,000	$–	$1,262,958

OTHER FINANCIAL INSTRUMENTS
Liabilities
Future Contracts	$(150)	$–	$–	$(150)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Egypt	$15,448	Valuations at official close price with foreign fair value adjustment
Mexico	37,938	Valuations at official close price with foreign fair value adjustment

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Transfers from Level 1 to Level 2
Preferred Stocks
Colombia	496	Valuations at official close price with foreign fair value adjustment

Total	$53,882

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Malaysia	$10,491	Valuations at official close price
Russia	2,251	Valuations at official close price
South Korea	167,637	Valuations at official close price
Taiwan	115,584	Valuations at official close price
Thailand	8,876	Valuations at official close price
Turkey	4,885	Valuations at official close price
Preferred Stocks
South Korea	4,471	Valuations at official close price

Total	$314,195

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1)

Australia – 2.4%

Amaysim Australia Ltd.	627,908	$555

Beach Energy Ltd.	2,170,455	2,059

BHP Billiton PLC	136,816	2,699

BT Investment Management Ltd.	137,215	1,069

Charter Hall Group	417,225	1,847

CSL Ltd.	139,405	16,763

CSR Ltd.	418,834	1,676

Downer EDI Ltd.	159,397	792

Metcash Ltd.	448,550	1,084

Mineral Resources Ltd.	88,081	1,164

OZ Minerals Ltd.	120,925	840

Seven Group Holdings Ltd.	82,889	1,123

Star Entertainment Group (The) Ltd.	243,081	997
		32,668

Belgium – 0.5%

Ageas	70,369	3,638

D’ieteren S.A./N.V.	38,169	1,547

Warehouses De Pauw – CVA	11,942	1,484
		6,669

Brazil – 1.3%

Cia Paranaense de Energia	215,400	1,503

Embraer S.A. ADR	245,582	6,385

Petroleo Brasileiro S.A. ADR *	177,954	2,516

Raia Drogasil S.A. *	337,700	7,651
		18,055

Canada – 5.4%

Air Canada *	48,936	1,017

ARC Resources Ltd.	59,123	644

Barrick Gold Corp.	191,549	2,386

BRP, Inc. (Sub Voting)	29,915	1,149

Cameco Corp.	65,519	596

Canada Goose Holdings, Inc. *	39,054	1,305

Canadian Apartment Properties REIT	35,123	1,013

Canadian Imperial Bank of Commerce	7,883	696

Canadian Pacific Railway Ltd.	84,325	14,883

Canadian Pacific Railway Ltd.	30,247	5,334

Canadian Western Bank	29,498	757

Capital Power Corp.	54,609	1,028

Celestica, Inc. *	128,342	1,328

Dollarama, Inc.	66,467	8,078

Dorel Industries, Inc., Class B	67,547	1,528

E-L Financial Corp. Ltd.	2,035	1,276

Eldorado Gold Corp. *	405,452	341

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Canada – 5.4% – continued

Encana Corp.	493,681	$5,430

Enerflex Ltd.	68,061	811

Entertainment One Ltd.	293,503	1,159

Gildan Activewear, Inc.	105,901	3,059

Gran Tierra Energy, Inc. *	398,869	1,108

Hudbay Minerals, Inc.	122,291	866

IAMGOLD Corp. *	289,383	1,500

Interfor Corp. *	61,986	1,130

Kinross Gold Corp. *	354,163	1,399

Manulife Financial Corp.	334,687	6,214

Maxar Technologies Ltd.	14,627	676

New Flyer Industries, Inc.	18,947	861

Parex Resources, Inc. *	124,532	1,752

Premium Brands Holdings Corp.	17,469	1,607

Sleep Country Canada Holdings, Inc. (2)	8,646	229

Tamarack Valley Energy Ltd. *	477,711	1,038

TFI International, Inc.	37,410	961

Tourmaline Oil Corp.	39,627	672

Tricon Capital Group, Inc.	112,129	857

WSP Global, Inc.	17,539	808
		75,496

China – 1.9%

Baidu, Inc. ADR *	26,400	5,892

China Telecom Corp. Ltd., Class H	7,740,000	3,432

Dongfeng Motor Group Co. Ltd., Class H	2,114,000	2,467

Sinopharm Group Co. Ltd., Class H	87,600	441

Tencent Holdings Ltd.	257,205	13,691
		25,923

Czech Republic – 0.1%

O2 Czech Republic A.S.	58,984	815

Denmark – 1.3%

Chr Hansen Holding A/S	127,947	11,055

Coloplast A/S, Class B	4,176	354

GN Store Nord A/S	38,916	1,381

Jyske Bank A/S (Registered)	12,650	750

Novozymes A/S, Class B	67,393	3,490

Royal Unibrew A/S	19,168	1,274
		18,304

Finland – 0.3%

Cramo OYJ	59,536	1,244

DNA OYJ	38,387	834

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Finland – 0.3% – continued

Nokia OYJ	219,817	$1,215

Valmet OYJ	55,258	1,109
		4,402

France – 7.9%

Alstom S.A.	53,560	2,416

Alten S.A.	15,996	1,543

Arkema S.A.	20,183	2,636

BNP Paribas S.A.	106,890	7,925

Cie de Saint-Gobain	87,419	4,618

Eiffage S.A.	21,586	2,459

Elis S.A.	28,753	712

Engie S.A.	337,602	5,640

Essilor International Cie Generale d’Optique S.A.	68,731	9,278

Faurecia S.A.	20,321	1,647

Hermes International	17,036	10,101

Ipsen S.A.	18,533	2,878

LVMH Moet Hennessy Louis Vuitton S.E.	47,028	14,503

Nexity S.A. *	24,549	1,575

Pernod Ricard S.A.	43,006	7,164

Renault S.A.	11,118	1,351

Rexel S.A.	156,218	2,646

Rubis S.C.A.	16,207	1,171

Savencia S.A.	17,682	1,898

Schneider Electric S.E. *	70,625	6,212

SCOR S.E.	21,457	879

SEB S.A.	4,909	938

Societe BIC S.A.	19,676	1,959

Societe Generale S.A.	73,293	3,987

Teleperformance	19,271	2,990

Television Francaise 1	56,534	770

TOTAL S.A.	142,466	8,097

Trigano S.A.	4,425	801

Worldline S.A. *(2)	26,474	1,346
		110,140

Germany – 5.1%

Aareal Bank A.G.	18,791	896

adidas A.G.	58,917	14,269

alstria office REIT-A.G.	83,293	1,306

BASF S.E.	62,961	6,399

Bechtle A.G.	14,371	1,166

Carl Zeiss Meditec A.G. (Bearer)	23,113	1,476

CECONOMY A.G.	168,470	1,943

Draegerwerk A.G. & Co. KGaA	26,617	1,964

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Germany – 5.1% – continued

Draegerwerk A.G. & Co. KGaA *	3,311	$1,551

Duerr A.G.	12,825	1,409

E.ON S.E.	243,504	2,706

Freenet A.G.	33,407	1,017

Gerresheimer A.G.	11,391	935

Kloeckner & Co. S.E.	89,364	1,122

LANXESS A.G.	10,920	837

Linde A.G. *	39,206	8,254

METRO A.G.	222,897	3,947

MTU Aero Engines A.G.	7,529	1,269

Rheinmetall A.G.	15,927	2,264

RHOEN-KLINIKUM A.G.	20,341	686

RWE A.G. *	90,391	2,233

SAF-Holland S.A.	60,399	1,220

Salzgitter A.G.	31,480	1,614

SAP S.E.	41,153	4,306

Stabilus S.A.	24,057	2,298

TAG Immobilien A.G.	93,745	1,945

Wirecard A.G.	20,215	2,390
		71,422

Hong Kong – 2.6%

AIA Group Ltd.	1,669,800	14,255

Bosideng International Holdings Ltd.	7,534,000	744

China High Precision Automation Group Ltd. *(3)	982,000	5

China Merchants Port Holdings Co. Ltd.	702,309	1,559

China Mobile Ltd.	1,052,994	9,635

China Mobile Ltd.	155,000	1,418

China Unicom Hong Kong Ltd. *	1,978,000	2,522

First Pacific Co. Ltd.	1,740,000	950

Luk Fook Holdings International Ltd.	199,000	725

Melco International Development Ltd.	431,000	1,263

Tongda Group Holdings Ltd.	3,740,000	721

Towngas China Co. Ltd. *	982,000	861

Yue Yuen Industrial Holdings Ltd.	307,500	1,228
		35,886

Hungary – 0.0%

Magyar Telekom Telecommunications PLC	370,235	662

India – 1.1%

HDFC Bank Ltd. ADR	141,363	13,962

Infosys Ltd. ADR	94,367	1,685
		15,647

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Ireland – 3.2%

Accenture PLC, Class A	105,604	$16,210

Bank of Ireland Group PLC *	263,870	2,302

C&C Group PLC	896,066	2,941

Dalata Hotel Group PLC *	123,722	946

Grafton Group PLC	87,729	949

ICON PLC *	85,149	10,060

Ryanair Holdings PLC ADR *	71,872	8,829

UDG Healthcare PLC	159,028	1,940
		44,177

Israel – 0.3%

SodaStream International Ltd. *	11,772	1,081

Taro Pharmaceutical Industries Ltd. *	27,680	2,733
		3,814

Italy – 3.9%

A2A S.p.A.	792,162	1,517

Amplifon S.p.A.	139,747	2,492

Assicurazioni Generali S.p.A.	220,630	4,254

Banca Generali S.p.A.	22,619	730

BPER Banca	415,267	2,320

Brembo S.p.A.	176,703	2,736

Cerved Information Solutions S.p.A.	64,408	805

DiaSorin S.p.A.	9,290	837

Eni S.p.A.	399,462	7,042

Ferrari N.V.	77,916	9,385

Infrastrutture Wireless Italiane S.p.A. (2)	210,349	1,666

Luxottica Group S.p.A.	121,922	7,587

Saipem S.p.A. *	470,767	1,851

UniCredit S.p.A. *	543,924	11,413
		54,635

Japan – 18.4%

ADEKA Corp.	97,300	1,754

Asahi Intecc Co. Ltd.	36,400	1,442

Benesse Holdings, Inc.	21,400	775

Calbee, Inc.	41,300	1,366

Canon, Inc.	74,500	2,698

Chiyoda Corp.	114,500	1,080

Chudenko Corp.	58,600	1,584

Citizen Watch Co. Ltd.	166,600	1,196

CKD Corp.	82,800	1,842

Dai Nippon Printing Co. Ltd.	70,800	1,463

Daifuku Co. Ltd.	30,300	1,814

Daihen Corp.	107,000	822

Dai-ichi Life Holdings, Inc.	164,900	3,010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Japan – 18.4% – continued

Daikyonishikawa Corp.	63,100	$1,034

DCM Holdings Co. Ltd.	72,200	733

DeNA Co. Ltd.	87,100	1,572

Denka Co. Ltd.	52,100	1,746

Doutor Nichires Holdings Co. Ltd.	49,600	1,162

Dowa Holdings Co. Ltd.	17,300	619

East Japan Railway Co.	69,900	6,479

Eisai Co. Ltd.	37,600	2,396

FANUC Corp.	51,100	12,947

Foster Electric Co. Ltd.	32,400	791

Fuji Media Holdings, Inc.	174,700	2,980

Fuji Oil Holdings, Inc.	29,000	875

Fujitsu Ltd.	548,900	3,378

Gree, Inc.	205,800	1,170

Hachijuni Bank (The) Ltd.	383,700	2,055

Hitachi Ltd.	88,000	637

Honda Motor Co. Ltd.	193,200	6,645

Horiba Ltd.	17,600	1,363

Inpex Corp.	183,700	2,272

Jafco Co. Ltd.	15,900	753

Japan Airlines Co. Ltd.	161,300	6,491

Japan Hotel REIT Investment Corp.	1,184	842

JCR Pharmaceuticals Co. Ltd.	19,700	1,124

JGC Corp.	117,800	2,562

JSR Corp.	145,900	3,281

Kanamoto Co. Ltd.	31,900	1,061

KDDI Corp.	289,800	7,399

Keihin Corp.	41,300	842

Kenedix Office Investment Corp.	137	841

Keyence Corp.	29,960	18,595

Kissei Pharmaceutical Co. Ltd.	94,700	2,559

Komatsu Ltd.	9,700	323

Kyushu Financial Group, Inc.	182,400	902

Lintec Corp.	25,600	743

Macromill, Inc.	30,100	894

Maeda Corp.	90,200	1,064

Makino Milling Machine Co. Ltd.	95,000	891

Mandom Corp.	34,100	1,176

Matsumotokiyoshi Holdings Co. Ltd.	44,400	1,878

Medipal Holdings Corp.	110,200	2,258

Mitsubishi Heavy Industries Ltd.	104,400	3,997

Mitsubishi Motors Corp.	189,100	1,352

Mitsubishi Tanabe Pharma Corp.	65,800	1,286

Mitsubishi UFJ Financial Group, Inc.	790,500	5,178

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Japan – 18.4% – continued

Mizuho Financial Group, Inc.	2,584,500	$4,649

NET One Systems Co. Ltd.	105,600	1,611

Nikon Corp.	84,400	1,504

Nippon Accommodations Fund, Inc.	204	892

Nippon Suisan Kaisha Ltd.	261,900	1,359

Nippon Television Holdings, Inc.	85,800	1,520

North Pacific Bank Ltd.	308,100	1,028

Open House Co. Ltd.	30,900	1,917

Outsourcing, Inc.	58,800	1,051

PALTAC CORPORATION	38,400	2,057

Penta-Ocean Construction Co. Ltd.	173,900	1,273

Prima Meat Packers Ltd.	105,000	602

Rohto Pharmaceutical Co. Ltd.	30,600	856

Round One Corp.	83,600	1,323

Ryobi Ltd.	34,300	904

Saizeriya Co. Ltd.	25,800	735

Sankyo Co. Ltd.	138,100	4,867

Sankyu, Inc.	17,500	867

Sanwa Holdings Corp.	167,100	2,156

Sega Sammy Holdings, Inc.	224,500	3,555

Seino Holdings Co. Ltd.	91,200	1,678

Shiga Bank (The) Ltd.	238,000	1,199

Ship Healthcare Holdings, Inc.	29,400	1,036

Shizuoka Bank (The) Ltd.	182,000	1,721

Showa Denko K.K.	31,900	1,349

Sompo Holdings, Inc.	100,200	4,032

Starts Corp., Inc.	37,400	1,017

Sumitomo Bakelite Co. Ltd.	168,000	1,483

Sumitomo Forestry Co. Ltd.	79,300	1,271

Sumitomo Mitsui Financial Group, Inc.	211,100	8,844

Sumitomo Mitsui Trust Holdings, Inc.	83,500	3,380

Suzuken Co. Ltd.	34,100	1,408

Sysmex Corp.	108,740	9,852

T&D Holdings, Inc.	268,000	4,253

Taisho Pharmaceutical Holdings Co. Ltd.	39,600	3,893

Taiyo Yuden Co. Ltd.	64,900	1,100

Takasago Thermal Engineering Co. Ltd.	43,900	806

Takeda Pharmaceutical Co. Ltd.	246,400	12,002

TIS, Inc.	44,500	1,761

Toagosei Co. Ltd.	128,100	1,508

Toda Corp.	127,000	920

Tokyo Ohka Kogyo Co. Ltd.	46,200	1,656

Tokyo Seimitsu Co. Ltd.	34,300	1,385

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Japan – 18.4% – continued

Tokyo Steel Manufacturing Co. Ltd.	137,500	$1,105

Toyo Suisan Kaisha Ltd.	64,100	2,485

TSI Holdings Co. Ltd.	221,100	1,598

Tsubaki Nakashima Co. Ltd.	30,100	780

TV Asahi Holdings Corp.	97,000	2,116

Ulvac, Inc.	21,200	1,189

UT Group Co. Ltd. *	46,400	1,526

Wacoal Holdings Corp.	57,700	1,670

Zenkoku Hosho Co. Ltd.	36,600	1,606
		256,347

Mexico – 0.9%

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	85,294	565

Fibra Uno Administracion S.A. de C.V.	937,322	1,415

Wal-Mart de Mexico S.A.B. de C.V.	3,935,796	10,069
		12,049

Netherlands – 3.3%

Akzo Nobel N.V.	63,205	5,975

AMG Advanced Metallurgical Group N.V.	25,086	1,122

ASM International N.V.	12,995	950

ASR Nederland N.V.	31,111	1,332

BE Semiconductor Industries N.V.	23,470	2,406

Core Laboratories N.V.	85,943	9,301

Euronext N.V. (2)	30,133	2,205

ING Groep N.V.	296,419	5,006

Koninklijke Philips N.V.	7,977	307

Philips Lighting N.V. (2)	33,663	1,266

PostNL N.V.	520,578	1,951

Royal Dutch Shell PLC, Class B	388,409	12,517

TKH Group N.V. – CVA	17,378	1,115
		45,453

New Zealand – 0.1%

Summerset Group Holdings Ltd.	348,135	1,754

Norway – 0.2%

Sbanken ASA (2)	34,416	324

Statoil ASA	73,129	1,732

Storebrand ASA	157,772	1,292
		3,348

Russia – 1.7%

Gazprom PJSC ADR	784,699	3,827

LUKOIL PJSC ADR (London Exchange)	62,300	4,298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Russia – 1.7% – continued

Sberbank of Russia PJSC ADR	108,100	$2,019

Yandex N.V., Class A *	329,158	12,985
		23,129

Singapore – 0.3%

Frasers Logistics & Industrial Trust	988,400	824

Mapletree Industrial Trust	1,148,500	1,785

Venture Corp. Ltd.	95,800	2,069
		4,678

South Africa – 0.3%

Anglo American Platinum Ltd.	37,709	1,033

Gold Fields Ltd. ADR	644,989	2,593

Impala Platinum Holdings Ltd. *	229,414	457
		4,083

South Korea – 3.2%

Chong Kun Dang Pharmaceutical Corp.	7,879	942

Douzone Bizon Co. Ltd.	38,947	2,116

GS Home Shopping, Inc.	5,319	941

KB Financial Group, Inc.	54,517	3,105

Kia Motors Corp.	87,984	2,559

KIWOOM Securities Co. Ltd.	18,284	1,861

Korea United Pharm, Inc.	30,609	797

KT Corp. ADR	239,358	3,279

KT&G Corp.	26,457	2,482

Lotte Chilsung Beverage Co. Ltd.	1,504	2,164

Lotte Confectionery Co. Ltd.	2,915	476

Lotte Corp. *	36,484	2,173

LS Industrial Systems Co. Ltd.	19,021	1,096

Poongsan Corp.	25,137	926

S-1 Corp.	29,510	2,738

Samsung Electronics Co. Ltd.	1,906	4,401

SFA Engineering Corp.	30,715	997

Shinhan Financial Group Co. Ltd.	50,523	2,166

SillaJen, Inc. *	8,789	882

SK Telecom Co. Ltd.	24,436	5,353

SKC Co. Ltd.	28,767	1,032

SL Corp.	44,236	861

TES Co. Ltd.	40,095	1,140
		44,487

Spain – 1.2%

Atresmedia Corp. de Medios de Comunicacion S.A.	135,897	1,296

Bankinter S.A.	151,209	1,556

CaixaBank S.A.	1,055,546	5,034

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Spain – 1.2% – continued

Industria de Diseno Textil S.A.	134,684	$4,221

Melia Hotels International S.A.	57,304	810

Merlin Properties Socimi S.A.	171,376	2,624

Red Electrica Corp. S.A.	33,599	692
		16,233

Sweden – 2.3%

Ahlsell AB (2)	128,621	810

Alfa Laval AB	63,077	1,491

Atlas Copco AB, Class A	283,472	12,280

Dometic Group AB (2)	135,531	1,239

Hexagon AB, Class B	148,185	8,878

Resurs Holding AB (2)	73,778	522

SSAB AB, Class B *	327,629	1,525

Swedish Orphan Biovitrum AB *	46,240	826

Telefonaktiebolaget LM Ericsson, Class B	505,259	3,206

Wihlborgs Fastigheter AB	67,741	1,570
		32,347

Switzerland – 7.3%

ABB Ltd. (Registered)	276,805	6,592

Adecco Group A.G. (Registered)	31,091	2,215

Aryzta A.G. *	69,856	1,555

Barry Callebaut A.G. (Registered)	439	858

Chubb Ltd.	107,393	14,688

Cie Financiere Richemont S.A. (Registered)	30,841	2,770

Coca-Cola HBC A.G. – CDI *	36,495	1,350

GAM Holding A.G. *	49,713	836

Georg Fischer A.G. (Registered)	2,157	2,889

Givaudan S.A. (Registered)	970	2,211

Helvetia Holding A.G. (Registered)	1,245	742

Julius Baer Group Ltd. *	67,921	4,182

LafargeHolcim Ltd. (Registered) *	70,822	3,879

Logitech International S.A. (Registered)	64,436	2,363

Nestle S.A. (Registered)	168,839	13,366

Novartis A.G. (Registered)	84,507	6,837

Oriflame Holding A.G.	22,889	1,098

Pargesa Holding S.A. (Bearer)	28,056	2,490

Roche Holding A.G. (Genusschein)	24,712	5,668

Sika A.G. (Bearer)	1,064	8,340

Straumann Holding A.G. (Registered)	1,311	827

Swiss Life Holding A.G. (Registered) *	6,299	2,244

UBS Group A.G. (Registered) *	316,569	5,574

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

Switzerland – 7.3% – continued

Wizz Air Holdings PLC *(2)	43,110	$1,972

Zurich Insurance Group A.G.	18,452	6,055
		101,601

Taiwan – 1.4%

Asustek Computer, Inc.	145,000	1,365

MediaTek, Inc.	100,450	1,171

Shin Kong Financial Holding Co. Ltd.	3,992,000	1,575

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	357,321	15,636
		19,747

United Kingdom – 14.9%

Anglo American PLC	152,042	3,552

AstraZeneca PLC	171,353	11,786

Auto Trader Group PLC (2)	167,506	825

Aviva PLC	897,500	6,254

B&M European Value Retail S.A.	247,952	1,363

Balfour Beatty PLC	1,126,658	4,235

Barclays PLC	3,078,531	8,991

Beazley PLC	133,949	1,078

Bellway PLC	25,229	1,081

BP PLC	2,423,200	16,317

British American Tobacco PLC	164,508	9,550

BT Group PLC	959,008	3,064

Cairn Energy PLC *	255,240	739

Centrica PLC	1,523,772	3,043

Cineworld Group PLC	259,803	861

Clinigen Group PLC	119,412	1,496

Cobham PLC *	1,650,858	2,851

Compass Group PLC	647,484	13,231

Computacenter PLC	70,215	1,133

Costain Group PLC	137,602	897

De La Rue PLC	194,267	1,389

Debenhams PLC	2,658,107	780

Dechra Pharmaceuticals PLC	25,871	954

Diageo PLC	84,854	2,871

Dialog Semiconductor PLC *	20,049	477

DS Smith PLC	120,306	795

Electrocomponents PLC	159,804	1,347

Experian PLC	640,473	13,835

Ferroglobe PLC *	57,206	614

G4S PLC	259,093	903

GlaxoSmithKline PLC	397,739	7,727

Greggs PLC	61,234	1,056

Hays PLC	544,358	1,439

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

United Kingdom – 14.9% – continued

HSBC Holdings PLC	786,800	$7,355

Hunting PLC *	97,075	915

Ibstock PLC (2)	225,549	894

IG Group Holdings PLC	74,192	831

Intermediate Capital Group PLC	98,585	1,360

ITV PLC	731,272	1,481

J Sainsbury PLC	1,914,131	6,415

JD Sports Fashion PLC	304,056	1,432

Johnson Matthey PLC	6,573	281

Jupiter Fund Management PLC	200,576	1,329

Just Group PLC	417,570	799

Keller Group PLC	74,959	916

Kingfisher PLC	751,443	3,092

Lloyds Banking Group PLC	3,760,942	3,418

LondonMetric Property PLC	425,399	1,064

Marks & Spencer Group PLC	1,425,019	5,408

Micro Focus International PLC	94,992	1,329

Mitie Group PLC	619,634	1,383

National Express Group PLC	238,866	1,298

Northgate PLC	130,639	620

Premier Foods PLC *	1,266,780	672

Prudential PLC	230,736	5,768

Redrow PLC	141,833	1,186

Rolls-Royce Holdings PLC *	235,504	2,885

RPC Group PLC	69,129	752

Safestore Holdings PLC	198,009	1,366

Spectris PLC	29,018	1,098

SSE PLC	294,685	5,281

Standard Chartered PLC	339,222	3,397

Stock Spirits Group PLC	212,530	741

Synthomer PLC	234,897	1,582

Tate & Lyle PLC	130,699	1,000

UNITE Group (The) PLC	112,731	1,253

Vesuvius PLC	150,010	1,230

Virgin Money Holdings UK PLC	277,709	1,025

Vodafone Group PLC	1,556,313	4,261

Wm Morrison Supermarkets PLC	1,708,752	5,120
		206,771

United States – 0.3%

Banco Latinoamericano de Comercio Exterior S.A.	52,951	1,509

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.1% (1) – continued

United States – 0.3% – continued

Carnival PLC	39,032	$2,515

Nexteer Automotive Group Ltd. *	488,000	746
		4,770
Total Common Stocks
(Cost $1,102,004)		1,295,512

PREFERRED STOCKS – 1.1% (1)

Brazil – 0.3%

Cia Brasileira de Distribuicao *	95,900	1,933

Telefonica Brasil S.A., 2.64 (4)	93,300	1,424
		3,357

Germany – 0.8%

Volkswagen A.G., 2.49 (4)	56,616	11,261
Total Preferred Stocks
(Cost $11,819)		14,618

INVESTMENT COMPANIES – 4.9%

iShares MSCI Emerging Markets ETF	4,300	283

Northern Institutional Funds – U.S. Government Portfolio, 1.43% (5)(6)	66,067,986	66,068

Vanguard FTSE Developed Markets ETF	29,026	1,285
Total Investment Companies
(Cost $67,656)		67,636

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.59%, 7/19/18 (7)(8)	$4,460	$4,437
Total Short-Term Investments
(Cost $4,439)		4,437

Total Investments – 99.4%
(Cost $1,185,918)		1,382,203

Other Assets less Liabilities – 0.6%		8,641
Net Assets – 100.0%		$1,390,844

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Level 3 asset.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2018 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI EAFE Index	282	$28,208	Long	6/18	$(314)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.9%
Consumer Staples	7.6
Energy	6.5
Financials	17.6
Health Care	10.4
Industrials	15.8
Information Technology	11.8
Materials	7.8
Real Estate	2.0
Telecommunication Services	3.6
Utilities	2.0

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	23.3%
Japanese Yen	19.5
British Pound	17.6
United States Dollar	12.3
Swiss Franc	6.3
All other currencies less than 5%	21.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$18,055	$–	$–	$18,055
Canada	74,338	1,158	–	75,496
China	5,892	20,031	–	25,923
Hong Kong	–	35,881	5	35,886
India	15,647	–	–	15,647
Ireland	35,100	9,077	–	44,177
Israel	3,814	–	–	3,814
Japan	256,347	–	–	256,347
Mexico	565	11,484	–	12,049
Netherlands	9,301	36,152	–	45,453
Russia	12,985	10,144	–	23,129
South Africa	2,593	1,490	–	4,083
South Korea	44,487	–	–	44,487
Switzerland	14,688	86,913	–	101,601
Taiwan	19,747	–	–	19,747
United Kingdom	614	206,157	–	206,771
United States	1,509	3,261	–	4,770
All Other Countries (1)	–	358,077	–	358,077
Total Common Stocks	$515,682	$779,825	$5	$1,295,512

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Preferred Stocks
Brazil	$3,357	$–	$–	$3,357
Germany	–	11,261	–	11,261
Total Preferred Stocks	3,357	11,261	–	14,618
Investment Companies	67,636	–	–	67,636
Short-Term Investments	–	4,437	–	4,437
Total Investments	$586,675	$795,523	$5	$1,382,203

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(314)	$–	$–	$(314)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Germany	$15,846	Valuations at official close price with foreign fair value adjustment
Italy	12,930	Valuations at official close price with foreign fair value adjustment
Mexico	10,069	Valuations at official close price with foreign fair value adjustment

Total	$38,845

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Japan	$102,666	Valuations at official close price
South Korea	19,628	Valuations at official close price

Total	$122,294

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued	MARCH 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Common Stocks

Hong Kong	$5	$–	$–	*	$–	$–	$–	$–	$5	$–	*

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/18 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/18 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stocks	$5	Discounted Cash Flow Analysis	Distressed/Defaulted Market Discount, Estimated Recovery Value (1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are: Distressed/Defaulted Market Discount and Estimated Recovery Value. Significant increases (decreases) in the market discount in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in estimated recovery value in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6%

Aerospace & Defense – 1.5%

Northrop Grumman Corp.	10,100	$3,526

Raytheon Co.	16,400	3,540
		7,066

Apparel & Textile Products – 1.3%

Albany International Corp., Class A	12,366	776

NIKE, Inc., Class B	82,272	5,466
		6,242

Asset Management – 0.4%

E*TRADE Financial Corp. *	21,600	1,197

WisdomTree Investments, Inc.	83,910	769
		1,966

Automotive – 0.8%

Aptiv PLC	31,975	2,717

Cooper-Standard Holdings, Inc. *	7,590	932
		3,649

Banking – 1.7%

BancFirst Corp.	7,814	415

BB&T Corp.	69,100	3,596

Boston Private Financial Holdings, Inc.	35,565	536

Central Pacific Financial Corp.	18,417	524

CIT Group, Inc.	40,800	2,101

Columbia Banking System, Inc.	21,936	920
		8,092

Biotechnology & Pharmaceuticals – 4.8%

Cambrex Corp. *	19,484	1,019

Eagle Pharmaceuticals, Inc. *	6,683	352

Halozyme Therapeutics, Inc. *	42,336	829

Johnson & Johnson	28,000	3,588

Ligand Pharmaceuticals, Inc. *	4,846	800

Merck & Co., Inc.	65,700	3,579

Pfizer, Inc.	99,900	3,546

Regeneron Pharmaceuticals, Inc. *	8,979	3,092

United Therapeutics Corp. *	10,200	1,146

Zoetis, Inc.	57,276	4,783
		22,734

Chemicals – 1.6%

DowDuPont, Inc.	54,217	3,454

Mosaic (The) Co.	20,700	503

PPG Industries, Inc.	17,200	1,919

Sensient Technologies Corp.	26,170	1,847
		7,723

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Commercial Services – 0.6%

CBIZ, Inc. *	47,637	$869

H&R Block, Inc.	58,500	1,487

SP Plus Corp. *	19,197	683
		3,039

Consumer Products – 7.1%

Archer-Daniels-Midland Co.	84,800	3,678

Coca-Cola (The) Co.	246,405	10,701

Farmer Brothers Co. *	24,072	727

Inter Parfums, Inc.	15,865	748

JM Smucker (The) Co.	9,200	1,141

Kellogg Co.	32,400	2,106

MGP Ingredients, Inc.	10,836	971

Molson Coors Brewing Co., Class B	83,140	6,263

Mondelez International, Inc., Class A	86,600	3,614

Nestle S.A. ADR	41,404	3,273

Phibro Animal Health Corp., Class A	13,366	531
		33,753

Consumer Services – 0.1%

Nutrisystem, Inc.	24,077	649

Design, Manufacturing & Distribution – 0.3%

Avnet, Inc.	32,000	1,336

Distributors - Consumer Staples – 0.4%

US Foods Holding Corp. *	58,800	1,927

Distributors - Discretionary – 0.4%

KAR Auction Services, Inc.	32,500	1,762

Engineering & Construction Services – 0.3%

Kratos Defense & Security Solutions, Inc. *	69,687	717

TopBuild Corp. *	11,002	842
		1,559

Forest & Paper Products – 0.1%

Neenah, Inc.	7,883	618

Gaming, Lodging & Restaurants – 1.1%

Caesars Entertainment Corp. *	75,300	847

Starbucks Corp.	75,312	4,360
		5,207

Hardware – 5.0%

ARRIS International PLC *	76,700	2,038

Cisco Systems, Inc.	282,700	12,125

Cray, Inc. *	39,254	813

Infinera Corp. *	71,299	774

Mercury Systems, Inc. *	13,349	645

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Hardware – 5.0% – continued

Motorola Solutions, Inc.	49,125	$5,173

NCR Corp. *	34,900	1,100

Universal Electronics, Inc. *	14,954	778
		23,446

Health Care Facilities & Services – 4.7%

AmerisourceBergen Corp.	12,800	1,103

Cardinal Health, Inc.	82,800	5,190

CVS Health Corp.	57,600	3,583

Express Scripts Holding Co. *	50,500	3,489

HealthEquity, Inc. *	14,965	906

Laboratory Corp. of America Holdings *	9,600	1,553

MEDNAX, Inc. *	29,500	1,641

Medpace Holdings, Inc. *	14,834	518

NeoGenomics, Inc. *	85,527	698

Quest Diagnostics, Inc.	34,800	3,490
		22,171

Industrial Services – 0.6%

AerCap Holdings N.V. *	34,500	1,750

SiteOne Landscape Supply, Inc. *	11,188	862
		2,612

Institutional Financial Services – 0.8%

Bank of New York Mellon (The) Corp.	69,900	3,602

Insurance – 4.2%

Alleghany Corp.	4,300	2,642

Allstate (The) Corp.	46,500	4,408

AMERISAFE, Inc.	9,553	528

Kinsale Capital Group, Inc.	13,786	708

Loews Corp.	39,200	1,949

Markel Corp. *	1,000	1,170

Marsh & McLennan Cos., Inc.	43,300	3,576

Progressive (The) Corp.	35,600	2,169

Voya Financial, Inc.	17,100	864

Willis Towers Watson PLC	10,600	1,613
		19,627

Iron & Steel – 0.6%

Carpenter Technology Corp.	16,649	734

Steel Dynamics, Inc.	48,365	2,139
		2,873

Leisure Products – 0.2%

Acushnet Holdings Corp.	49,813	1,150

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Machinery – 0.7%

Astec Industries, Inc.	15,004	$828

Kennametal, Inc.	64,470	2,589
		3,417

Manufactured Goods – 0.4%

Chart Industries, Inc. *	18,249	1,077

EnPro Industries, Inc.	10,044	777
		1,854

Media – 7.5%

Alphabet, Inc., Class A *	6,504	6,746

Alphabet, Inc., Class C *	6,146	6,341

AMC Networks, Inc., Class A *	32,200	1,665

Boingo Wireless, Inc. *	31,170	772

Booking Holdings, Inc. *	1,283	2,669

Discovery Communications, Inc., Class C *	99,200	1,936

DISH Network Corp., Class A *	73,400	2,781

Facebook, Inc., Class A *	24,182	3,864

Liberty Expedia Holdings, Inc., Class A *	36,600	1,438

Liberty Media Corp.-Liberty SiriusXM, Class C *	18,800	768

New York Times (The) Co., Class A	30,227	728

News Corp., Class A	85,100	1,345

Quotient Technology, Inc. *	60,429	792

Scholastic Corp.	19,011	738

Viacom, Inc., Class B	53,800	1,671

Wix.com Ltd. *	11,827	941
		35,195

Medical Equipment & Devices – 4.7%

Abbott Laboratories	58,500	3,505

Align Technology, Inc. *	16,648	4,181

DENTSPLY SIRONA, Inc.	43,900	2,209

Glaukos Corp. *	22,318	688

Medtronic PLC	119,890	9,618

Zimmer Biomet Holdings, Inc.	17,400	1,897
		22,098

Metals & Mining – 0.4%

Encore Wire Corp.	19,631	1,113

Ferroglobe Representation & Warranty Insurance Trust *(1)	134,047	—

Kaiser Aluminum Corp.	7,857	793
		1,906

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Oil, Gas & Coal – 5.6%

Antero Resources Corp. *	108,600	$2,156

Chevron Corp.	31,300	3,570

ConocoPhillips	62,900	3,729

Forum Energy Technologies, Inc. *	48,294	531

Halliburton Co.	76,700	3,600

Marathon Oil Corp.	224,574	3,622

Occidental Petroleum Corp.	54,600	3,547

Range Resources Corp.	126,900	1,845

Schlumberger Ltd.	23,760	1,539

Transocean Ltd. *	54,200	537

Williams (The) Cos., Inc.	66,400	1,651
		26,327

Passenger Transportation – 0.6%

Alaska Air Group, Inc.	24,300	1,506

United Continental Holdings, Inc. *	18,400	1,278
		2,784

Real Estate – 0.4%

CBRE Group, Inc., Class A *	11,600	548

Marcus & Millichap, Inc. *	36,537	1,317
		1,865

Real Estate Investment Trusts – 3.4%

Annaly Capital Management, Inc.	219,800	2,293

Colony NorthStar, Inc., Class A	293,800	1,651

Equity Residential	59,548	3,669

Iron Mountain, Inc.	27,200	894

JBG SMITH Properties	60,700	2,046

Terreno Realty Corp.	21,038	726

Uniti Group, Inc.	96,400	1,566

VEREIT, Inc.	485,300	3,378
		16,223

Recreational Facilities & Services – 0.4%

Madison Square Garden (The) Co., Class A *	6,800	1,671

Renewable Energy – 0.1%

Green Plains, Inc.	27,577	463

Retail - Consumer Staples – 2.1%

Casey’s General Stores, Inc.	20,600	2,261

Dollar General Corp.	43,835	4,101

Dollar Tree, Inc. *	38,000	3,606
		9,968

Retail - Discretionary – 4.9%

Advance Auto Parts, Inc.	14,100	1,672

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Retail - Discretionary – 4.9% – continued

AutoZone, Inc. *	3,620	$2,348

eBay, Inc. *	110,790	4,458

Foot Locker, Inc.	20,100	915

Liberty Interactive Corp. QVC Group, Class A *	6,100	154

Lowe’sCos., Inc.	97,260	8,535

Monro, Inc.	16,698	895

O’Reilly Automotive, Inc. *	17,528	4,336
		23,313

Semiconductors – 2.4%

Analog Devices, Inc.	38,060	3,468

Intel Corp.	70,000	3,646

MACOM Technology Solutions Holdings, Inc. *	17,118	284

Skyworks Solutions, Inc.	41,360	4,147
		11,545

Software – 7.1%

Acxiom Corp. *	32,815	745

Adobe Systems, Inc. *	41,643	8,998

CA, Inc.	119,400	4,048

Descartes Systems Group (The), Inc. *	24,184	690

Five9, Inc. *	38,327	1,142

Microsoft Corp.	70,918	6,473

New Relic, Inc. *	10,820	802

Open Text Corp.	42,500	1,479

Oracle Corp.	180,875	8,275

Talend S.A. ADR *	16,883	812
		33,464

Specialty Finance – 2.5%

Ally Financial, Inc.	28,900	785

FNF Group	30,700	1,228

Mastercard, Inc., Class A	14,522	2,544

Visa, Inc., Class A	52,920	6,330

Western Union (The) Co.	40,100	771
		11,658

Technology Services – 4.6%

Accenture PLC, Class A	31,917	4,899

Automatic Data Processing, Inc.	45,157	5,124

Cubic Corp.	15,612	993

Dell Technologies, Inc., Class V *	20,800	1,523

DXC Technology Co.	44,340	4,458

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.6% – continued

Technology Services – 4.6% – continued

Gartner, Inc. *	34,508	$4,059

MAXIMUS, Inc.	12,800	854
		21,910

Telecom – 2.6%

AT&T, Inc.	222,350	7,927

ORBCOMM, Inc. *	76,460	716

Verizon Communications, Inc.	75,900	3,630
		12,273

Transportation & Logistics – 0.3%

Hub Group, Inc., Class A *	17,296	724

Marten Transport Ltd.	37,449	854
		1,578

Transportation Equipment – 0.5%

Wabtec Corp.	30,535	2,486

Utilities – 3.6%

AES Corp.	191,805	2,181

Alliant Energy Corp.	65,900	2,693

American States Water Co.	12,823	680

Edison International	56,500	3,597

FirstEnergy Corp.	90,500	3,078

PPL Corp.	114,900	3,251

WEC Energy Group, Inc.	23,100	1,448
		16,928

Waste & Environment Services & Equipment – 1.2%

Stericycle, Inc. *	33,200	1,943

Waste Management, Inc.	42,200	3,550
		5,493
Total Common Stocks
(Cost $404,068)		447,222

INVESTMENT COMPANIES – 4.7%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (2)(3)	21,924,214	21,924
Total Investment Companies
(Cost $21,924)		21,924

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.59%, 7/19/18 (4)(5)	$1,080	$1,075
Total Short-Term Investments
(Cost $1,075)		1,075

Total Investments – 99.5%
(Cost $427,067)		470,221

Other Assets less Liabilities – 0.5%		2,518
NET ASSETS – 100.0%		$472,739

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2018 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	10	$766	Long	6/18	$(5)
E-Mini S&P 500	50	6,608	Long	6/18	(19)
E-Mini S&P MidCap 400	3	565	Long	6/18	–*

Total					$(24)

*	Amount rounds to less than one thousand.
(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.1%
Consumer Staples	9.2
Energy	6.0
Financials	8.4
Health Care	14.3
Industrials	7.8
Information Technology	27.3
Materials	2.7
Real Estate	3.5
Telecommunication Services	2.9
Utilities	3.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$447,222	$–	$–	$447,222
Investment Companies	21,924	–	–	21,924
Short-Term Investments	–	1,075	–	1,075
Total Investments	$469,146	$1,075	$–	$470,221

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(24)	$–	$–	$(24)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.2% (1)

Australia – 8.5%

AusNet Services	11,846,082	$15,341

Macquarie Atlas Roads Group	1,972,362	8,804

Spark Infrastructure Group	18,335,071	33,782

Transurban Group	5,065,367	44,610
		102,537

Brazil – 2.3%

EDP - Energias do Brasil S.A. *	2,474,800	9,977

Transmissora Alianca de Energia Eletrica S.A.	2,617,300	17,227
		27,204

Canada – 6.0%

Enbridge, Inc.	770,199	24,224

Hydro One Ltd. (2)	1,858,300	30,175

TransCanada Corp.	425,148	17,582
		71,981

Chile – 0.5%

Aguas Andinas S.A., Class A	9,963,643	6,481

France – 8.7%

Eutelsat Communications S.A.	1,025,941	20,344

Getlink S.E.	3,255,860	46,483

SES S.A.	1,316,547	17,837

Vinci S.A.	199,381	19,631
		104,295

Germany – 2.6%

Fraport A.G. Frankfurt Airport Services Worldwide	323,090	31,885

Italy – 14.6%

ASTM S.p.A.	145,598	3,678

Atlantia S.p.A.	2,059,869	63,859

Hera S.p.A.	1,441,433	5,283

Italgas S.p.A.	2,570,423	15,380

Snam S.p.A.	8,987,053	41,340

Societa Iniziative Autostradali e Servizi S.p.A.	260,645	4,869

Terna Rete Elettrica Nazionale S.p.A.	7,154,681	41,859
		176,268

Japan – 1.7%

Tokyo Gas Co. Ltd.	778,200	20,635

Mexico – 0.8%

OHL Mexico S.A.B. de C.V.	4,812,189	9,075

Netherlands – 2.8%

Koninklijke Vopak N.V.	694,786	34,135

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.2% (1) – continued

Portugal – 0.5%

REN - Redes Energeticas Nacionais SGPS S.A.	2,125,769	$6,563

Spain – 4.1%

Abertis Infraestructuras S.A.	624,500	14,007

Cellnex Telecom S.A.U. (2)	419,499	11,214

Enagas S.A.	76,613	2,097

Red Electrica Corp. S.A.	1,082,005	22,288
		49,606

Switzerland – 2.0%

Flughafen Zurich A.G. (Registered)	108,309	23,909

United Kingdom – 14.5%

National Grid PLC	6,635,119	74,617

Pennon Group PLC	1,909,375	17,257

Severn Trent PLC	1,513,498	39,202

United Utilities Group PLC	4,301,279	43,218
		174,294

United States – 20.6%

Atmos Energy Corp.	168,707	14,212

CMS Energy Corp.	473,923	21,464

Crown Castle International Corp.	245,499	26,909

CSX Corp.	176,400	9,827

Edison International	772,970	49,207

Kinder Morgan, Inc.	1,667,042	25,106

NiSource, Inc.	860,701	20,579

Norfolk Southern Corp.	141,950	19,274

PG&E Corp.	1,090,713	47,915

Sempra Energy	124,345	13,830
		248,323
Total Common Stocks
(Cost $1,007,411)		1,087,191

MASTER LIMITED PARTNERSHIPS – 3.3%

United States – 3.3%

Boardwalk Pipeline Partners L.P.	2,107,737	21,393

Enbridge Energy Partners L.P.	1,901,531	18,331
		39,724
Total Master Limited Partnerships
(Cost $70,694)		39,724

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.5%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (3)(4)	78,010,716	$78,011
Total Investment Companies
(Cost $78,011)		78,011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.59%, 7/19/18 (5)(6)	$1,540	$1,532
Total Short-Term Investments
(Cost $1,533)		1,532

Total Investments – 100.1%
(Cost $1,157,649)		1,206,458

Liabilities less Other Assets – (0.1%)		(696)
Net Assets – 100.0%		$1,205,762

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2018 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	96	$12,686	Long	6/18	$(373)
Mini MSCI EAFE Index	99	9,903	Long	6/18	(97)

Total					$(470)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	3.4%
Energy	16.3
Industrials	26.6
Real Estate	2.4
Telecommunication Services	1.0
Utilities	50.3

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	35.7%
United States Dollar	25.6
British Pound	15.5
Australian Dollar	9.1
Canadian Dollar	6.4
All other currencies less than 5%	7.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued	MARCH 31, 2018

valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$27,204	$–	$–	$27,204
Canada	71,981	–	–	71,981
Chile	6,481	–	–	6,481
Japan	20,635	–	–	20,635
United States	248,323	–	–	248,323
All Other Countries (1)	–	712,567	–	712,567
Total Common Stocks	374,624	712,567	–	1,087,191
Master Limited Partnerships (1)	39,724	–	–	39,724
Investment Companies	78,011	–	–	78,011
Short-Term Investments	–	1,532	–	1,532
Total Investments	$492,359	$714,099	$–	$1,206,458

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(470)	$–	$–	$(470)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Italy	$8,547	Valuations at official close price with foreign fair value adjustment
Mexico	9,075	Valuations at official close price with foreign fair value adjustment

Total	$17,622

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Japan	$20,635	Valuations at official close price

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% (1)

Australia – 4.6%

BGP Holdings PLC *(2)	3,277,404	$–

Dexus	90,807	653

Gateway Lifestyle	860,100	1,313

GPT Group (The)	107,300	392

National Storage REIT	971,623	1,175
		3,533

Belgium – 0.8%

Warehouses De Pauw - CVA	4,578	569

Canada – 1.5%

Boardwalk Real Estate Investment Trust	34,150	1,174

China – 0.3%

SOHO China Ltd.	440,600	232

France – 2.9%

Gecina S.A.	2,300	400

Unibail-Rodamco S.E.	8,062	1,845
		2,245

Germany – 3.4%

alstria office REIT-A.G.	17,619	276

Grand City Properties S.A.	49,884	1,193

LEG Immobilien A.G.	6,682	752

Vonovia S.E.	8,511	422
		2,643

Hong Kong – 5.8%

Fortune Real Estate Investment Trust	435,000	529

Hang Lung Properties Ltd.	535,000	1,255

Hongkong Land Holdings Ltd.	97,300	673

Hysan Development Co. Ltd.	24,170	128

Link REIT	169,500	1,454

Wharf Real Estate Investment Co. Ltd. *	62,916	412
		4,451

Japan – 10.2%

Advance Residence Investment Corp.	434	1,122

Hulic REIT, Inc.	78	119

Japan Logistics Fund, Inc.	372	764

Kenedix Office Investment Corp.	144	884

Leopalace21 Corp.	69,342	578

Mitsubishi Estate Co. Ltd.	65,300	1,104

Mitsui Fudosan Co. Ltd.	129,300	3,137

Nippon Accommodations Fund, Inc.	30	131
		7,839

Mexico – 0.3%

Prologis Property Mexico S.A. de C.V.	130,525	250

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% (1) – continued

Netherlands – 1.5%

Atrium European Real Estate Ltd. *	189,424	$933

Eurocommercial Properties N.V. - CVA	4,900	203
		1,136

Norway – 0.8%

Entra ASA (3)	46,619	636

Singapore – 3.4%

Ascendas India Trust	1,164,600	898

CapitaLand Commercial Trust	202,400	284

City Developments Ltd.	69,200	690

Mapletree Logistics Trust	791,500	745
		2,617

Spain – 1.5%

Inmobiliaria Colonial Socimi S.A.	25,200	292

Merlin Properties Socimi S.A.	58,000	888
		1,180

United Kingdom – 8.7%

Big Yellow Group PLC	79,945	957

Capital & Counties Properties PLC	64,600	247

Derwent London PLC	25,412	1,107

Grainger PLC	98,728	401

Great Portland Estates PLC	85,945	803

Hammerson PLC	53,281	402

Land Securities Group PLC	101,612	1,338

LondonMetric Property PLC	290,597	726

Shaftesbury PLC	53,750	741
		6,722

United States – 50.0%

Alexandria Real Estate Equities, Inc.	9,274	1,158

American Homes 4 Rent, Class A	70,301	1,412

American Tower Corp.	2,943	428

AvalonBay Communities, Inc.	10,455	1,719

Boston Properties, Inc.	3,814	470

Brixmor Property Group, Inc.	85,807	1,309

Crown Castle International Corp.	4,100	449

DDR Corp.	54,500	399

Duke Realty Corp.	23,600	625

Equinix, Inc.	2,346	981

Equity LifeStyle Properties, Inc.	11,409	1,001

Equity Residential	4,500	277

Essex Property Trust, Inc.	2,000	481

Extended Stay America, Inc.	18,800	372

Federal Realty Investment Trust	3,500	406

Gramercy Property Trust	60,887	1,323

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% (1) – continued

United States – 50.0% – continued

HCP, Inc.	29,000	$674

Hudson Pacific Properties, Inc.	19,800	644

Kilroy Realty Corp.	9,000	639

Life Storage, Inc.	12,735	1,064

Medical Properties Trust, Inc.	97,420	1,266

MGM Growth Properties LLC, Class A	10,100	268

Mid-America Apartment Communities, Inc.	23,639	2,157

Park Hotels & Resorts, Inc.	25,264	683

Physicians Realty Trust	22,300	347

Piedmont Office Realty Trust, Inc.,

Class A	13,800	243

Prologis, Inc.	3,300	208

Public Storage	13,514	2,708

QTS Realty Trust, Inc., Class A	7,600	275

Ramco-Gershenson Properties Trust	64,975	803

Rexford Industrial Realty, Inc.	13,098	377

RLJ Lodging Trust	18,700	364

Simon Property Group, Inc.	29,872	4,611

STAG Industrial, Inc.	34,838	833

Starwood Property Trust, Inc.	38,199	800

STORE Capital Corp.	35,244	875

Sun Communities, Inc.	14,069	1,285

Taubman Centers, Inc.	4,300	245

Urban Edge Properties	30,830	658

Ventas, Inc.	13,800	684

Washington Prime Group, Inc.	152,573	1,018

Welltower, Inc.	24,159	1,315

Weyerhaeuser Co.	17,837	624
		38,478
Total Common Stocks
(Cost $75,127)		73,705

INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (4)(5)	1,747,336	1,747
Total Investment Companies
(Cost $1,747)		1,747

Total Investments – 98.0%
(Cost $76,874)		75,452

Other Assets less Liabilities – 2.0%		1,521
Net Assets – 100.0%		$76,973

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2018 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	11.0%
Diversified REITs	9.4
Health Care REITs	5.8
Hotel & Resort REITs	1.8
Hotels, Resorts & Cruise Lines	0.5
Industrial REITs	5.9
Mortgage REITS	1.1
Office REITs	8.9
Real Estate Development	0.3
Real Estate Operating Companies	9.1
Residential REITs	14.6
Retail REITs	19.8
Specialized REITs	11.8

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	53.1%
Euro	10.6
Japanese Yen	10.6
British Pound	9.1
Hong Kong Dollar	5.5
All other currencies less than 5%	11.1

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$1,174	$–	$–	$1,174
Japan	7,839	–	–	7,839
United States	38,478	–	–	38,478
All Other Countries (1)	–	26,214	–	26,214
Total Common Stocks	47,491	26,214	–	73,705
Investment Companies	1,747	–	–	1,747
Total Investments	$49,238	$26,214	$–	$75,452

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Germany	$1,193	Valuations at official close price with foreign fair value adjustment

At March 31, 2018, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Japan	$5,069	Valuations at official close price

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1)

Australia – 1.1%

AMP Ltd.	14,044	$54

Aristocrat Leisure Ltd.	9,032	168

BlueScope Steel Ltd.	9,780	115

Fortescue Metals Group Ltd.	17,259	58

Harvey Norman Holdings Ltd.	15,341	44

Macquarie Group Ltd.	2,301	184

Metcash Ltd.	23,012	56

Mineral Resources Ltd.	7,229	96

Origin Energy Ltd. *	9,660	65

Qantas Airways Ltd.	17,259	78

Scentre Group	23,012	68

SpeedCast International Ltd.	13,000	51

Whitehaven Coal Ltd.	13,423	46
		1,083

Austria – 0.2%

OMV A.G.	2,397	140

Belgium – 0.4%

Galapagos N.V. *	76	8

Galapagos N.V. (Euronext Amsterdam Stock Exchange) *	83	8

KBC Group N.V.	2,320	202

UCB S.A.	2,512	205
		423

Brazil – 0.2%

BB Seguridade Participacoes S.A.	11,032	98

Multiplus S.A.	6,521	61

Smiles Fidelidade S.A. *	2,282	48
		207

Canada – 3.2%

Bank of Montreal	3,750	283

Canadian Imperial Bank of Commerce	1,300	115

CGI Group, Inc., Class A *	1,800	104

Dollarama, Inc.	2,050	249

Enerplus Corp.	25,140	283

Enerplus Corp. (Toronto Exchange)	8,100	91

Genworth MI Canada, Inc.	2,500	80

Granite Real Estate Investment Trust	1,500	59

Hydro One Ltd. (2)	3,960	64

IGM Financial, Inc.	11,797	345

Magna International, Inc.	645	36

Manulife Financial Corp.	14,000	260

Methanex Corp.	1,400	85

New Flyer Industries, Inc.	4,400	200

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

Canada – 3.2% – continued

Open Text Corp.	2,900	$101

Parex Resources, Inc. *	3,300	46

Royal Bank of Canada	4,000	309

Stars Group (The), Inc. *	2,500	69

Suncor Energy, Inc.	4,893	169

Toronto-Dominion Bank (The)	2,100	119

Transcontinental, Inc., Class A	5,100	101
		3,168

Chile – 0.5%

Banco Santander Chile ADR	13,667	458

China – 1.4%

Baidu, Inc. ADR *	5,913	1,320

China Shenhua Energy Co. Ltd., Class H	32,500	81
		1,401

Denmark – 0.5%

Danske Bank A/S	4,430	166

Royal Unibrew A/S	1,668	111

Sydbank A/S	3,183	117

Vestas Wind Systems A/S	1,515	108
		502

Finland – 0.9%

Neste OYJ	4,506	314

Nokia OYJ	99,214	549
		863

France – 3.1%

Arkema S.A.	575	75

Atos S.E.	460	63

BNP Paribas S.A.	1,879	139

Cie Generale des Etablissements Michelin S.C.A.	6,891	1,019

Derichebourg S.A.	6,370	56

Eiffage S.A.	863	98

Klepierre S.A.	3,125	126

L’Oreal S.A.	460	104

Pernod Ricard S.A.	306	51

Peugeot S.A.	5,350	129

Renault S.A.	1,342	163

Safran S.A.	3,178	337

Sanofi	2,299	185

SPIE S.A.	1,898	42

Thales S.A.	1,811	221

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

France – 3.1% – continued

Trigano S.A.	364	$66

Valeo S.A.	2,742	181
		3,055

Germany – 4.7%

Allianz S.E. (Registered)	1,592	360

Bayer A.G. (Registered)	575	65

Continental A.G.	1,131	312

Covestro A.G. (2)	3,483	343

Deutsche Boerse A.G.	13,209	1,799

Duerr A.G.	805	89

GEA Group A.G.	852	36

Rheinmetall A.G.	479	68

RTL Group S.A.	2,213	184

SAP S.E.	1,496	157

Siltronic A.G. *	1,170	200

Telefonica Deutschland Holding A.G.	176,891	831

Uniper S.E.	6,137	187
		4,631

Hong Kong – 2.1%

China Mobile Ltd.	129,500	1,185

CK Hutchison Holdings Ltd.	2,500	30

CLP Holdings Ltd.	9,500	97

Dah Sing Financial Holdings Ltd.	13,200	84

HKT Trust & HKT Ltd.	38,000	48

Lee & Man Paper Manufacturing Ltd.	38,000	41

Li & Fung Ltd.	574,000	283

Link REIT	18,000	154

Melco International Development Ltd.	21,000	62

WH Group Ltd. (2)	99,500	107
		2,091

Hungary – 0.1%

MOL Hungarian Oil & Gas PLC	10,202	112

Ireland – 1.1%

ICON PLC *	1,553	184

Medtronic PLC	9,900	794

Perrigo Co. PLC	1,681	140
		1,118

Israel – 0.3%

Bank Leumi Le-Israel B.M.	12,618	76

Check Point Software Technologies Ltd. *	1,074	107

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

Israel – 0.3% – continued

Orbotech Ltd. *	959	$59

Taro Pharmaceutical Industries Ltd. *	901	89
		331

Italy – 0.7%

Azimut Holding S.p.A.	2,770	60

Italgas S.p.A.	8,805	53

Snam S.p.A.	120,715	555
		668

Japan – 10.7%

Alfresa Holdings Corp.	3,300	73

Asahi Glass Co. Ltd.	1,500	62

ASKUL Corp.	1,600	54

Astellas Pharma, Inc.	12,800	194

Bandai Namco Holdings, Inc.	2,900	95

Brother Industries Ltd.	6,200	144

Central Japan Railway Co.	1,000	189

Dai-ichi Life Holdings, Inc.	3,800	69

Daito Trust Construction Co. Ltd.	400	69

Daiwa House Industry Co. Ltd.	4,800	185

Fuji Machine Manufacturing Co. Ltd.	3,300	65

FUJIFILM Holdings Corp.	1,900	76

Hoya Corp.	2,900	145

Japan Tobacco, Inc.	10,300	297

Kajima Corp.	5,000	46

Kaken Pharmaceutical Co. Ltd.	1,700	100

Kao Corp.	4,600	345

KDDI Corp.	6,900	176

Kirin Holdings Co. Ltd.	9,600	256

Kokuyo Co. Ltd.	5,200	102

Konami Holdings Corp.	2,300	121

Mabuchi Motor Co. Ltd.	2,000	99

MEIJI Holdings Co. Ltd.	800	61

Mitsubishi Corp.	12,800	344

Mitsubishi Electric Corp.	11,700	187

Mitsubishi UFJ Financial Group, Inc. ADR	71,000	471

MS&AD Insurance Group Holdings, Inc.	2,100	66

Murata Manufacturing Co. Ltd.	100	14

Nichirei Corp.	2,900	80

Nintendo Co. Ltd.	2,300	1,013

Nippon Light Metal Holdings Co. Ltd.	47,900	128

Nippon Telegraph & Telephone Corp.	17,500	806

Nissan Chemical Industries Ltd.	3,100	129

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

Japan – 10.7% – continued

NTT DOCOMO, Inc.	35,400	$904

Olympus Corp.	1,300	49

Ono Pharmaceutical Co. Ltd.	2,600	81

ORIX Corp.	9,600	169

SCREEN Holdings Co. Ltd.	800	73

Secom Co. Ltd.	1,600	119

Seven Bank Ltd.	73,100	233

Shimamura Co. Ltd.	3,700	463

Shionogi & Co. Ltd.	5,200	268

Sony Corp.	1,700	82

Subaru Corp.	7,800	256

Sumitomo Chemical Co. Ltd.	25,000	146

Sumitomo Corp.	12,600	212

Sumitomo Dainippon Pharma Co. Ltd.	5,000	84

Sumitomo Heavy Industries Ltd.	1,700	65

Taisei Corp.	4,600	234

Takeda Pharmaceutical Co. Ltd.	2,400	117

Tokyo Electron Ltd.	400	75

Tomy Co. Ltd.	9,300	95

Tosoh Corp.	8,400	165

Ulvac, Inc.	5,400	303

Yamaha Motor Co. Ltd.	1,300	39
		10,493

Mexico – 0.2%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander ADR	15,998	114

Wal-Mart de Mexico S.A.B. de C.V.	38,638	99
		213

Netherlands – 2.7%

ABN AMRO Group N.V. – CVA (2)	4,373	132

APERAM S.A.	2,282	109

Gemalto N.V.	12,756	780

ING Groep N.V.	3,663	62

Koninklijke Ahold Delhaize N.V.	57,596	1,366

NN Group N.V.	1,726	76

Randstad Holding N.V.	2,167	143
		2,668

Norway – 0.1%

Norwegian Finans Holding ASA *	6,500	73

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

Singapore – 0.1%

Best World International Ltd.	58,000	$82

Singapore Exchange Ltd.	8,300	47
		129

South Korea – 0.4%

LG Corp.	1,350	109

LG Uplus Corp.	5,216	60

SK Innovation Co. Ltd.	441	87

SK Telecom Co. Ltd.	345	76

Woori Bank	6,980	96
		428

Spain – 2.2%

Banco Bilbao Vizcaya Argentaria S.A. ADR	94,600	747

CIE Automotive S.A.	2,627	94

Endesa S.A.	22,979	506

Mediaset Espana Comunicacion S.A.	6,980	71

Repsol S.A.	18,046	321

Tecnicas Reunidas S.A.	14,124	417
		2,156

Sweden – 0.6%

Boliden AB	3,240	114

Intrum Justitia AB	3,605	102

Loomis AB, Class B	2,339	84

Skandinaviska Enskilda Banken AB, Class A	10,183	107

Vitrolife AB	729	52

Volvo AB, Class B	5,300	97
		556

Switzerland – 4.7%

Adecco Group A.G. (Registered)	729	52

Chubb Ltd.	4,650	636

Kuehne + Nagel International A.G. (Registered)	77	12

Lonza Group A.G. (Registered) *	575	136

Nestle S.A. (Registered)	1,397	111

Novartis A.G. (Registered)	3,096	250

Novartis A.G. ADR	8,200	663

Oriflame Holding A.G.	1,110	53

Roche Holding A.G. (Genusschein)	5,958	1,367

SGS S.A. (Registered)	51	125

Straumann Holding A.G. (Registered)	75	47

Swiss Life Holding A.G. (Registered) *	422	150

Swiss Re A.G.	997	102

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

Switzerland – 4.7% – continued

Swisscom A.G. (Registered)	1,556	$772

UBS Group A.G. (Registered) *	4,549	80
		4,556

Taiwan – 0.2%

Silicon Motion Technology Corp. ADR	4,200	202

Thailand – 0.5%

Esso Thailand PCL *	91,000	51

Fabrinet *	433	14

Kasikornbank PCL NVDR	37,400	253

Star Petroleum Refining PCL (Registered)	245,400	126
		444

United Arab Emirates – 0.1%

Dubai Financial Market PJSC *	151,326	43

United Kingdom – 6.9%

3i Group PLC	22,999	278

Bellway PLC	2,646	113

Berkeley Group Holdings (The) PLC	2,320	124

Bunzl PLC	4,143	122

Diageo PLC	5,216	177

Dialog Semiconductor PLC *	4,244	101

Fiat Chrysler Automobiles N.V.	8,220	169

GlaxoSmithKline PLC	81,394	1,581

Howden Joinery Group PLC	6,661	43

HSBC Holdings PLC	14,013	131

Intermediate Capital Group PLC	3,279	45

Lloyds Banking Group PLC	475,584	432

Micro Focus International PLC	8,054	113

National Grid PLC	18,349	206

Persimmon PLC	5,542	197

QinetiQ Group PLC	28,765	83

Reckitt Benckiser Group PLC	7,067	599

RELX PLC	2,474	51

Rightmove PLC	2,071	126

Rio Tinto Ltd.	2,570	144

Savills PLC	5,216	72

Subsea 7 S.A.	8,322	106

Tate & Lyle PLC	11,334	87

Taylor Wimpey PLC	82,461	214

Tesco PLC	78,625	227

Travelport Worldwide Ltd.	13,245	216

Unilever N.V. – CVA	3,164	179

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

United Kingdom – 6.9% – continued

Unilever N.V. (Registered)	13,350	$753

WPP PLC	5,101	81
		6,770

United States – 46.0%

AbbVie, Inc.	7,400	700

Acadia Healthcare Co., Inc. *	15,000	588

Activision Blizzard, Inc.	3,659	247

Adobe Systems, Inc. *	7,300	1,577

AES Corp.	38,300	435

AGCO Corp.	2,550	165

Agilent Technologies, Inc.	2,566	172

Akamai Technologies, Inc. *	2,436	173

Allegheny Technologies, Inc. *	5,804	137

American Tower Corp.	1,983	288

Americold Realty Trust	5,275	101

Ameriprise Financial, Inc.	6,000	888

AmerisourceBergen Corp.	3,071	265

Amgen, Inc.	4,900	835

ANSYS, Inc. *	6,080	953

Apogee Enterprises, Inc.	3,378	146

Archer-Daniels-Midland Co.	12,100	525

Arrow Electronics, Inc. *	1,607	124

Autodesk, Inc. *	2,105	264

Avnet, Inc.	2,400	100

Bank of America Corp.	36,400	1,092

Big Lots, Inc.	4,250	185

Bio-Rad Laboratories, Inc., Class A *	553	138

Black Hills Corp.	2,608	142

Black Knight, Inc. *	3,148	148

Bloomin’ Brands, Inc.	4,678	114

BOK Financial Corp.	6,369	630

BorgWarner, Inc.	2,956	148

Boston Properties, Inc.	722	89

Cabot Corp.	1,310	73

Caleres, Inc.	5,340	179

Capital One Financial Corp.	7,900	757

Carnival PLC	1,342	86

CBRE Group, Inc., Class A *	5,018	237

Children’s Place (The), Inc.	1,155	156

Cimarex Energy Co.	1,354	127

Coca-Cola (The) Co.	13,700	595

Continental Resources, Inc. *	3,698	218

CSX Corp.	3,420	191

Cullen/Frost Bankers, Inc.	4,800	509

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

United States – 46.0% – continued

Cummins, Inc.	1,059	$172

CyrusOne, Inc.	3,335	171

D.R. Horton, Inc.	5,265	231

Danaher Corp.	9,800	960

Darden Restaurants, Inc.	1,686	144

DENTSPLY SIRONA, Inc.	1,938	98

Dover Corp.	1,598	157

DowDuPont, Inc.	10,900	694

East West Bancorp, Inc.	11,300	707

Eastman Chemical Co.	1,857	196

Eaton Vance Corp.	2,829	157

EchoStar Corp., Class A *	1,902	100

Edison International	1,644	105

Education Realty Trust, Inc.	5,249	172

Ensign Group (The), Inc.	4,900	129

EQT Corp.	11,660	554

Everest Re Group Ltd.	919	236

First Horizon National Corp.	6,960	131

FNB Corp.	12,059	162

Gaming and Leisure Properties, Inc.	3,583	120

General Dynamics Corp.	5,187	1,146

Genpact Ltd.	3,514	112

GEO Group (The), Inc.	11,510	236

Glacier Bancorp, Inc.	5,340	205

Global Brass & Copper Holdings, Inc.	2,977	100

Global Payments, Inc.	2,520	281

Goodyear Tire & Rubber (The) Co.	4,411	117

Graham Holdings Co., Class B	263	158

Gramercy Property Trust	5,169	112

Greenbrier (The) Cos., Inc.	1,885	95

Halliburton Co.	10,700	502

Home Depot (The), Inc.	5,400	963

Independent Bank Corp.	2,190	157

Ingredion, Inc.	1,156	149

Intercontinental Exchange, Inc.	3,613	262

InterDigital, Inc.	1,308	96

Intuit, Inc.	1,648	286

Investors Bancorp, Inc.	19,016	259

Invitation Homes, Inc.	5,520	126

Jabil, Inc.	4,896	141

JB Hunt Transport Services, Inc.	1,295	152

Johnson Controls International PLC	20,550	724

JPMorgan Chase & Co.	5,950	654

KeyCorp	17,571	344

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

United States – 46.0% – continued

Keysight Technologies, Inc. *	3,370	$177

Kroger (The) Co.	21,100	505

Laboratory Corp. of America Holdings *	885	143

Lamb Weston Holdings, Inc.	1,780	104

Lennar Corp., Class A	14,700	866

Martin Marietta Materials, Inc.	3,800	788

Masco Corp.	4,928	199

MEDNAX, Inc. *	127	7

Methode Electronics, Inc.	2,536	99

Microchip Technology, Inc.	11,200	1,023

Microsoft Corp.	12,150	1,109

Mid-America Apartment Communities, Inc.	1,369	125

Mondelez International, Inc., Class A	13,900	580

Mosaic (The) Co.	5,490	133

MTS Systems Corp.	2,680	138

National Fuel Gas Co.	12,200	628

Navient Corp.	10,890	143

Newfield Exploration Co. *	4,714	115

Northwest Bancshares, Inc.	9,148	152

OGE Energy Corp.	4,639	152

Oshkosh Corp.	13,190	1,019

Packaging Corp. of America	1,438	162

Park Hotels & Resorts, Inc.	4,670	126

PayPal Holdings, Inc. *	10,600	804

Phibro Animal Health Corp., Class A	4,451	177

Philip Morris International, Inc.	2,291	228

Phillips 66	8,700	835

Pioneer Natural Resources Co.	3,300	567

PPG Industries, Inc.	7,750	865

Primoris Services Corp.	4,850	121

Progressive (The) Corp.	3,364	205

Public Service Enterprise Group, Inc.	2,230	112

Radian Group, Inc.	9,345	178

Raymond James Financial, Inc.	2,483	222

Realogy Holdings Corp.	5,475	149

Regal Beloit Corp.	1,799	132

Reinsurance Group of America, Inc.	1,261	194

RenaissanceRe Holdings Ltd.	917	127

Republic Services, Inc.	3,668	243

Schweitzer-Mauduit International, Inc.	3,807	149

Scotts Miracle-Gro (The) Co.	1,315	113

Sealed Air Corp.	3,495	150

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% (1) – continued

United States – 46.0% – continued

SM Energy Co.	8,160	$147

Snap-on, Inc.	1,217	180

Spire, Inc.	3,110	225

Stifel Financial Corp.	2,317	137

Synchrony Financial	4,598	154

Synopsys, Inc. *	2,140	178

Tenaris S.A. ADR	6,513	226

TiVo Corp.	18,379	249

TJX (The) Cos., Inc.	2,574	210

Total System Services, Inc.	2,775	239

Union Bankshares Corp.	3,960	145

Valvoline, Inc.	6,310	140

Voya Financial, Inc.	3,940	199

Walgreens Boots Alliance, Inc.	9,400	615

WEC Energy Group, Inc.	2,444	153

Westlake Chemical Corp.	935	104

WestRock Co.	1,772	114

Woodward, Inc.	2,183	156

Xilinx, Inc.	2,646	191
		45,096
Total Common Stocks
(Cost $96,288)		94,078

PREFERRED STOCKS – 0.1% (1)

Spain – 0.1%

Grifols S.A. ADR, 2.07% (3)	4,770	101
Total Preferred Stocks
(Cost $114)		101

INVESTMENT COMPANIES – 3.7%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (4)(5)	3,599,760	3,600
Total Investment Companies
(Cost $3,600)		3,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 1.59%, 7/19/18 (6)(7)	$20	$20
Total Short-Term Investments
(Cost $20)		20

Total Investments – 99.7%
(Cost $100,022)		97,799

Other Assets less Liabilities – 0.3%		324
Net Assets – 100.0%		$98,123

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2018 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
JPMorgan Chase	Euro	99	British Pound	88	4/12/18	$1
JPMorgan Chase	United States Dollar	118	Chinese Yuan Renminbi	750	4/12/18	1
JPMorgan Chase	United States Dollar	487	Japanese Yen	52,940	4/12/18	11
JPMorgan Chase	United States Dollar	41	Singapore Dollar	55	4/12/18	–	*
Subtotal Appreciation						13
JPMorgan Chase	Chinese Yuan Renminbi	2,761	United States Dollar	437	4/12/18	(2)
JPMorgan Chase	Chinese Yuan Renminbi	2,930	United States Dollar	454	4/12/18	(12)
JPMorgan Chase	Euro	238	Australian Dollar	367	4/12/18	(12)
JPMorgan Chase	Euro	647	British Pound	567	4/12/18	– *
JPMorgan Chase	Euro	238	Canadian Dollar	365	4/12/18	(10)
JPMorgan Chase	Euro	39	Israeli Shekel	167	4/12/18	(1)
JPMorgan Chase	Euro	30	Israeli Shekel	125	4/12/18	(1)
JPMorgan Chase	Euro	10	New Zealand Dollar	17	4/12/18	– *

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360™ FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
JPMorgan Chase	Euro	20	New Zealand Dollar	33	4/12/18	$– *
JPMorgan Chase	Euro	45	Norwegian Krone	429	4/12/18	– *
JPMorgan Chase	Euro	49	Norwegian Krone	470	4/12/18	– *
JPMorgan Chase	Euro	198	Swedish Krona	1,948	4/12/18	(11)
JPMorgan Chase	Euro	196	Swedish Krona	1,917	4/12/18	(12)
JPMorgan Chase	United States Dollar	609	Australian Dollar	756	4/12/18	(28)
JPMorgan Chase	United States Dollar	609	Canadian Dollar	750	4/12/18	(27)
JPMorgan Chase	United States Dollar	110	Singapore Dollar	144	4/12/18	– *
Subtotal Depreciation						(116)

Total						$(103)

*	Amount rounds to less than one thousand.

At March 31, 2018, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI EAFE Index	2	$200	Long	6/18	$(2)
E-Mini S&P 500	1	132	Long	6/18	(4)

Total					$(6)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.3%
Consumer Staples	9.0
Energy	6.7
Financials	20.1
Health Care	11.9
Industrials	9.9
Information Technology	15.8
Materials	5.9
Real Estate	3.0
Telecommunication Services	5.2
Utilities	3.2

Total	100.0%

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	55.6%
Euro	15.2
Japanese Yen	10.6
British Pound	5.5
All other currencies less than 5%	13.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2018 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Belgium	$8	$415	$–	$423
Brazil	207	–	–	207
Canada	3,168	–	–	3,168
Chile	458	–	–	458
China	1,320	81	–	1,401
Ireland	1,118	–	–	1,118
Israel	255	76	–	331
Japan	10,493	–	–	10,493
Mexico	114	99	–	213
South Korea	428	–	–	428
Spain	747	1,409	–	2,156
Switzerland	1,299	3,257	–	4,556
Taiwan	202	–	–	202
Thailand	318	126	–	444
United Kingdom	969	5,801	–	6,770
United States	45,010	86	–	45,096
All Other Countries (1)	–	16,614	–	16,614
Total Common Stocks	66,114	27,964	–	94,078
Preferred Stocks (1)	101	–	–	101
Investment Companies	3,600	–	–	3,600

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Short-Term Investments	$–	$20	$–	$20
Total Investments	$69,815	$27,984	$–	$97,799

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency
Exchange Contracts	$–	$13	$–	$13
Liabilities
Forward Foreign Currency
Exchange Contracts	–	(116)	–	(116)
Futures Contracts	(6)	–	–	(6)
Total Other Financial Instruments	$(6)	$(103)	$–	$(109)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

Since the Fund commenced operations on November 20, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 0.0%

United States – 0.0%

CEDC Finance Corp. International, Inc., 10.00%, 12/31/22 (2)	$85	$76
Total Corporate Bonds
(Cost $83)		76

FOREIGN ISSUER BONDS – 94.1%

Angola – 0.5%

Angolan Government International Bond, 9.50%, 11/12/25	900	1,019

Argentina – 4.1%

Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.50%), 25.42%, 3/11/19 (ARS) (3)	454	23
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 26.16%, 3/1/20 (ARS) (3)	476	25
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 24.95%, 4/3/22 (ARS) (3)	3,746	191

Argentina POM Politica Monetaria, (Floating, Argentina Central Bank 7D Repo Rate + 0.00%), 27.25%, 6/21/20 (ARS) (3)	32,691	1,721

Argentine Republic Government International Bond, 6.88%, 4/22/21	150	159
4.63%, 1/11/23	400	386
7.50%, 4/22/26	305	325
5.88%, 1/11/28	1,371	1,292
8.28%, 12/31/33	140	152
(Step to 3.75% on 03/31/19), 2.50%, 12/31/38 (4)	360	239
7.63%, 4/22/46	400	398
6.88%, 1/11/48	316	289

Bonos de la Nacion Argentina con Ajuste por CER, 3.75%, 2/8/19 (ARS)	8,000	417

Letras del Banco Central de la Republica Argentina, 0.00%, 6/21/18 (ARS) (5)	14,701	692
0.00%, 8/15/18 (ARS) (5)	3,595	163

Provincia de Buenos Aires, 6.50%, 2/15/23	450	463

Provincia de Cordoba,

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Argentina – 4.1% – continued

7.13%, 6/10/21	$450	$473
7.13%, 8/1/27	405	403
		7,811

Azerbaijan – 0.9%

Republic of Azerbaijan International Bond, 4.75%, 3/18/24	1,200	1,210

Southern Gas Corridor CJSC, 6.88%, 3/24/26	200	221

State Oil Co. of the Azerbaijan Republic, 6.95%, 3/18/30	200	217
		1,648

Bahrain – 0.1%

Bahrain Government International Bond, 7.50%, 9/20/47	200	183

Belarus – 0.5%

Republic of Belarus International Bond,
6.88%, 2/28/23	440	467
7.63%, 6/29/27	200	221
6.20%, 2/28/30 (2)	200	198
		886

Bermuda – 0.6%

Digicel Group Ltd., 8.25%, 9/30/20	865	748
7.13%, 4/1/22	400	313
		1,061

Brazil – 7.7%

Banco Nacional de Desenvolvimento Economico e Social, 6.50%, 6/10/19	100	103

Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 8/15/22 (BRL)	1,637	1,634

Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/1/21 (BRL)	9,224	2,938
10.00%, 1/1/23 (BRL)	7,809	2,474
10.00%, 1/1/25 (BRL)	3,834	1,207
10.00%, 1/1/27 (BRL)	10,831	3,392

Brazilian Government International Bond, 2.63%, 1/5/23	200	190
4.25%, 1/7/25	220	219
6.00%, 4/7/26	600	660
4.63%, 1/13/28	200	196
8.25%, 1/20/34	40	51

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Brazil – 7.7% – continued
7.13%, 1/20/37	$50	$58
5.63%, 1/7/41	100	98
5.00%, 1/27/45	600	540

CSN Islands XI Corp., 6.88%, 9/21/19	110	110

CSN Resources S.A., 6.50%, 7/21/20	110	107

Samarco Mineracao S.A., 4.13%, 11/1/22 (6)	400	297
5.75%, 10/24/23 (6)	200	149
5.38%, 9/26/24 (6)	200	148
		14,571

Chile – 2.2%

Banco del Estado de Chile, 3.88%, 2/8/22	150	151

Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/1/21 (CLP)	600,000	1,019
4.50%, 3/1/26 (CLP)	900,000	1,499
5.00%, 3/1/35 (CLP)	300,000	498

Chile Government International Bond, 3.13%, 1/21/26	400	392

Corp. Nacional del Cobre de Chile, 5.63%, 10/18/43	200	232
4.88%, 11/4/44	200	212
4.50%, 8/1/47	200	203
		4,206

China – 0.4%

Amber Circle Funding Ltd., 3.25%, 12/4/22	200	198

Franshion Development Ltd., 6.75%, 4/15/21	200	215

Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20	100	102
6.30%, 11/12/40	100	126

Sunac China Holdings Ltd., 7.95%, 8/8/22	200	205
		846

Colombia – 4.4%

Colombia Government International Bond, 4.00%, 2/26/24	850	858
8.13%, 5/21/24	165	202
7.38%, 9/18/37	100	128

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Colombia – 4.4% – continued
6.13%, 1/18/41	$320	$369
5.63%, 2/26/44	200	218
5.00%, 6/15/45	1,050	1,067

Colombian TES,
11.00%, 7/24/20 (COP)	305,400	123
7.00%, 5/4/22 (COP)	6,922,800	2,612
10.00%, 7/24/24 (COP)	4,411,700	1,900
6.00%, 4/28/28 (COP)	1,014,100	351
7.75%, 9/18/30 (COP)	397,100	155

Ecopetrol S.A., 7.63%, 7/23/19	60	63

Empresas Publicas de Medellin ESP, 8.38%, 11/8/27 (COP)	693,000	254
		8,300

Costa Rica – 1.2%

Costa Rica Government International Bond,
4.83%, 5/27/20	200	201
5.52%, 11/10/21	700	679
4.25%, 1/26/23	240	231
5.75%, 11/20/24	650	675
6.44%, 11/21/29	480	450
		2,236

Croatia – 1.1%

Croatia Government International Bond,
6.75%, 11/5/19	100	106
6.63%, 7/14/20	200	215
6.38%, 3/24/21	1,500	1,623
6.00%, 1/26/24	200	221
		2,165

Czech Republic – 0.5%

Czech Republic Government Bond, 0.08%, 7/17/19 (CZK)	18,000	870

Dominican Republic – 1.8%

Dominican Republic International Bond,
7.50%, 5/6/21	120	127
6.60%, 1/28/24	100	109
5.88%, 4/18/24	200	210
5.50%, 1/27/25	1,280	1,319
6.88%, 1/29/26	230	255
5.95%, 1/25/27	380	398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Dominican Republic – 1.8% – continued
7.45%, 4/30/44	$190	$215
6.85%, 1/27/45	650	702
		3,335

Ecuador – 3.7%

Ecuador Government International Bond, 10.50%, 3/24/20	1,271	1,365
10.75%, 3/28/22	1,712	1,879
8.75%, 6/2/23	400	412
7.95%, 6/20/24	1,016	1,011
9.65%, 12/13/26	400	423
9.63%, 6/2/27	780	838
8.88%, 10/23/27	543	555
7.88%, 1/23/28	578	559
		7,042

Egypt – 1.8%

Egypt Government International Bond, 6.13%, 1/31/22	300	311
7.50%, 1/31/27	745	808
6.59%, 2/21/28	200	204
6.59%, 2/21/28 (2)	200	203
6.88%, 4/30/40	100	98
8.50%, 1/31/47	800	895
7.90%, 2/21/48 (2)	200	211

Egypt Treasury Bills, 0.00%, 4/10/18 (EGP) (5)	4,900	278
0.00%, 4/17/18 (EGP) (5)	4,075	230
0.00%, 4/24/18 (EGP) (5)	600	34
0.00%, 6/26/18 (EGP) (5)	2,325	127
0.00%, 7/3/18 (EGP) (5)	450	25
		3,424

El Salvador – 0.6%

El Salvador Government International Bond, 7.38%, 12/1/19	40	42
5.88%, 1/30/25	239	234
6.38%, 1/18/27	63	62
8.63%, 2/28/29	490	563
8.25%, 4/10/32	70	79
7.65%, 6/15/35	60	63
7.63%, 2/1/41	150	158
		1,201

Ethiopia – 0.1%

Ethiopia International Bond,

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Ethiopia – 0.1% – continued

6.63%, 12/11/24	$250	$258

Gabon – 0.1%

Gabon Government International Bond, 6.38%, 12/12/24	200	199

Georgia – 0.1%

Georgia Government International Bond, 6.88%, 4/12/21	200	216

Ghana – 0.5%

Ghana Government International Bond, 7.88%, 8/7/23	300	328
10.75%, 10/14/30	400	524
		852

Hong Kong – 0.1%

Industrial & Commercial Bank of China Asia Ltd., 5.13%, 11/30/20	100	104

Hungary – 1.6%

Hungary Government Bond, 7.00%, 6/24/22 (HUF)	59,850	293
3.00%, 6/26/24 (HUF)	80,490	342
5.50%, 6/24/25 (HUF)	73,500	359

Hungary Government International Bond, 5.38%, 2/21/23	240	259
5.75%, 11/22/23	1,460	1,615
5.38%, 3/25/24	156	170
7.63%, 3/29/41	38	55
		3,093

India – 1.3%

Export-Import Bank of India, 4.00%, 1/14/23	200	201

India Government Bond, 7.35%, 6/22/24 (INR)	10,000	152
7.72%, 5/25/25 (INR)	81,000	1,254
7.59%, 1/11/26 (INR)	60,000	917
		2,524

Indonesia – 7.2%

Indonesia Government International Bond, 3.75%, 4/25/22	450	451
8.50%, 10/12/35	100	142
6.63%, 2/17/37	100	121
7.75%, 1/17/38	100	136
5.25%, 1/17/42	350	369

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Indonesia – 7.2% – continued
5.13%, 1/15/45	$200	$208
5.95%, 1/8/46	200	232
5.25%, 1/8/47	200	212

Indonesia Treasury Bond, 7.88%, 4/15/19 (IDR)	514,000	38
11.50%, 9/15/19 (IDR)	10,500,000	824
5.63%, 5/15/23 (IDR)	399,000	29
8.38%, 3/15/24 (IDR)	8,979,000	713
8.38%, 9/15/26 (IDR)	13,859,000	1,114
7.00%, 5/15/27 (IDR)	3,685,000	273
6.13%, 5/15/28 (IDR)	6,763,000	474
9.00%, 3/15/29 (IDR)	11,237,000	939
10.50%, 8/15/30 (IDR)	1,340,000	124
8.75%, 5/15/31 (IDR)	16,575,000	1,362
9.50%, 7/15/31 (IDR)	11,312,000	986
7.50%, 8/15/32 (IDR)	6,773,000	505
8.38%, 3/15/34 (IDR)	6,104,000	483
8.25%, 5/15/36 (IDR)	19,480,000	1,528
7.50%, 5/15/38 (IDR)	1,437,000	106

Perusahaan Listrik Negara PT, 5.50%, 11/22/21	200	212

Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25	1,800	1,820
4.55%, 3/29/26 (2)	110	112
4.55%, 3/29/26	200	205
		13,718

Iraq – 0.6%

Iraq International Bond, 6.75%, 3/9/23 (2)	250	253
6.75%, 3/9/23	570	580
5.80%, 1/15/28	250	240
		1,073

Ireland – 0.3%

SCF Capital Designated Activity Co., 5.38%, 6/16/23	200	204

Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20	100	106
5.94%, 11/21/23	200	215
		525

Ivory Coast – 0.6%

Ivory Coast Government International Bond, 5.38%, 7/23/24	500	491

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Ivory Coast – 0.6% – continued
6.38%, 3/3/28	$200	$202
5.75%, 12/31/32	469	452
		1,145

Jamaica – 0.1%

Jamaica Government International Bond, 7.88%, 7/28/45	200	239

Kazakhstan – 1.4%

Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	200	200

KazAgro National Management Holding JSC, 4.63%, 5/24/23	200	199

Kazakhstan Government International Bond, 5.13%, 7/21/25	1,050	1,140
4.88%, 10/14/44	200	200
6.50%, 7/21/45	400	484

Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/27	200	200

KazMunayGas National Co. JSC, 9.13%, 7/2/18	105	107
7.00%, 5/5/20	100	107
		2,637

Kenya – 0.4%

Kenya Government International Bond, 6.88%, 6/24/24	650	681

Lebanon – 0.7%

Lebanon Government International Bond, 5.45%, 11/28/19	131	131
6.38%, 3/9/20	150	151
8.25%, 4/12/21	278	293
6.10%, 10/4/22	424	418
6.00%, 1/27/23	120	117
6.60%, 11/27/26	77	73
6.75%, 11/29/27	51	49
		1,232

Luxembourg – 0.1%

QGOG Constellation S.A., 9.50%, 11/9/24 (7)	251	122

Malaysia – 2.4%

Axiata SPV1 Labuan Ltd., 5.38%, 4/28/20	100	105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Malaysia – 2.4% – continued

Malaysia Government Bond, 4.38%, 11/29/19 (MYR)	$1,330	$350
3.66%, 10/15/20 (MYR)	3,197	832
3.62%, 11/30/21 (MYR)	160	42
3.88%, 3/10/22 (MYR)	2,157	564
3.80%, 9/30/22 (MYR)	2,291	595
4.18%, 7/15/24 (MYR)	1,054	277
3.96%, 9/15/25 (MYR)	658	170
4.39%, 4/15/26 (MYR)	338	90
4.50%, 4/15/30 (MYR)	967	254
4.23%, 6/30/31 (MYR)	184	47
3.84%, 4/15/33 (MYR)	530	128

Malaysia Sovereign Sukuk Bhd., 3.04%, 4/22/25	800	785

Petronas Capital Ltd., 5.25%, 8/12/19	100	103
7.88%, 5/22/22	100	117
		4,459

Mexico – 7.4%

Comision Federal de Electricidad, 4.88%, 1/15/24	200	206
8.18%, 12/23/27 (MXN)	2,060	109

Mexican Bonos, 6.50%, 6/10/21 (MXN)	21,160	1,141
6.50%, 6/9/22 (MXN)	22,840	1,225
8.00%, 12/7/23 (MXN)	6,230	355
10.00%, 12/5/24 (MXN)	91,556	5,782
5.75%, 3/5/26 (MXN)	18,660	933
7.50%, 6/3/27 (MXN)	19,900	1,109

Mexico Government International Bond, 4.00%, 10/2/23	200	205
4.13%, 1/21/26	1,050	1,066
6.05%, 1/11/40	40	45
4.75%, 3/8/44	130	127
5.55%, 1/21/45	70	75
4.60%, 1/23/46	200	190
5.75%, 10/12/10 (8)	600	612

Petroleos Mexicanos, 6.00%, 3/5/20	20	21
7.19%, 9/12/24 (MXN)	3,090	154
6.88%, 8/4/26	150	165
6.50%, 6/2/41	90	89
5.50%, 6/27/44	40	36

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Mexico – 7.4% – continued
5.63%, 1/23/46	$130	$116
6.75%, 9/21/47	195	197
		13,958

Mongolia – 0.3%

Energy Resources LLC, 2.37%, 10/1/18 (7)(9)	60	37
5.35%, 9/30/22 (3)(10)	224	228

Mongolia Government International Bond, 5.13%, 12/5/22	400	391
		656

Morocco – 0.5%

Morocco Government International Bond, 4.25%, 12/11/22	710	726
5.50%, 12/11/42	200	213
		939

Netherlands – 0.8%

Kazakhstan Temir Zholy Finance B.V., 6.95%, 7/10/42	200	224

Majapahit Holding B.V., 8.00%, 8/7/19	100	106
7.75%, 1/20/20	100	107

Metinvest B.V., 9.37%, 12/31/21 (7)	441	463

Petrobras Global Finance B.V., 7.38%, 1/17/27	115	125
6.88%, 1/20/40	360	354
6.85%, 6/5/15 (11)	240	227
		1,606

Nigeria – 0.1%

Nigeria Government International Bond, 6.50%, 11/28/27	200	203

Oman – 0.2%

Oman Government International Bond, 6.50%, 3/8/47	200	189
6.75%, 1/17/48	210	203
		392

Pakistan – 0.6%

Pakistan Government International Bond, 7.25%, 4/15/19	203	207
8.25%, 4/15/24	200	209
8.25%, 9/30/25	200	209
6.88%, 12/5/27	281	267

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Pakistan – 0.6% – continued

Second Pakistan International Sukuk (The) Co. Ltd., 6.75%, 12/3/19	$200	$205
		1,097

Panama – 0.9%

Panama Government International Bond, 7.13%, 1/29/26	300	370
8.88%, 9/30/27	662	918
9.38%, 4/1/29	73	106
6.70%, 1/26/36	124	157
4.30%, 4/29/53	200	197
		1,748

Paraguay – 0.3%

Paraguay Government International Bond, 4.63%, 1/25/23	200	205
4.70%, 3/27/27	400	406
		611

Peru – 2.0%

Banco de Credito del Peru, 4.85%, 10/30/20 (PEN)	785	244

Fondo MIVIVIENDA S.A., 7.00%, 2/14/24 (PEN)	279	96

Peru Government Bond, 6.15%, 8/12/32 (PEN) (2)	1,940	664

Peruvian Government International Bond, 7.84%, 8/12/20 (PEN)	850	295
7.35%, 7/21/25	218	270
6.95%, 8/12/31 (PEN)	2,621	959
8.75%, 11/21/33	470	704
6.90%, 8/12/37 (PEN)	266	95
5.63%, 11/18/50	413	496
		3,823

Philippines – 1.0%

Philippine Government International Bond, 4.95%, 1/15/21 (PHP)	47,000	917
10.63%, 3/16/25	63	91
9.50%, 2/2/30	134	204
7.75%, 1/14/31	200	274
6.38%, 10/23/34	100	128

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Philippines – 1.0% – continued

Power Sector Assets & Liabilities Management Corp., 7.39%, 12/2/24	$200	$243
		1,857

Poland – 2.6%

Republic of Poland Government Bond, 5.25%, 10/25/20 (PLN)	5,000	1,596
3.25%, 7/25/25 (PLN)	1,809	541
2.50%, 7/25/26 (PLN)	2,360	665
2.50%, 7/25/27 (PLN)	3,266	908

Republic of Poland Government International Bond, 5.00%, 3/23/22	678	726
3.00%, 3/17/23	481	477
		4,913

Romania – 0.4%

Romania Government Bond, 5.80%, 7/26/27 (RON)	490	142

Romanian Government International Bond, 6.75%, 2/7/22	174	193
4.38%, 8/22/23	306	315
6.13%, 1/22/44	24	29
		679

Russia – 5.5%

Gazprom Neft OAO Via GPN Capital S.A., 4.38%, 9/19/22	200	199

Gazprom OAO Via Gaz Capital S.A., 8.63%, 4/28/34 (2)	50	65

Russian Federal Bond - OFZ, 6.70%, 5/15/19 (RUB)	50,000	878
6.40%, 5/27/20 (RUB)	9,542	167
7.60%, 4/14/21 (RUB)	13,468	243
7.50%, 8/18/21 (RUB)	52,381	945
7.40%, 12/7/22 (RUB)	10,474	191
7.00%, 1/25/23 (RUB)	8,018	144
7.00%, 8/16/23 (RUB)	25,251	452
7.75%, 9/16/26 (RUB)	81,811	1,512
8.15%, 2/3/27 (RUB)	118,603	2,251
8.50%, 9/17/31 (RUB)	21,224	416
7.70%, 3/23/33 (RUB)	12,933	236

Russian Foreign Bond - Eurobond, 4.88%, 9/16/23	800	843
4.75%, 5/27/26	800	828

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Russia – 5.5% – continued
4.38%, 3/21/29 (2)(12)	$200	$198
5.25%, 6/23/47	600	601

Sberbank of Russia Via SB Capital S.A., 5.25%, 5/23/23	200	203
		10,372

Senegal – 0.4%

Senegal Government International Bond, 6.25%, 5/23/33	200	197
6.75%, 3/13/48 (2)(12)	200	196
6.75%, 3/13/48	340	334
		727

Serbia – 0.5%

Serbia International Bond, 4.88%, 2/25/20	200	205
7.25%, 9/28/21	700	779
		984

South Africa – 7.0%

Eskom Holdings SOC Ltd., 7.13%, 2/11/25	200	205

Republic of South Africa Government Bond, 10.50%, 12/21/26 (ZAR)	30,168	2,948
8.00%, 1/31/30 (ZAR)	14,609	1,202
7.00%, 2/28/31 (ZAR)	19,326	1,452
8.25%, 3/31/32 (ZAR)	8,035	668
6.25%, 3/31/36 (ZAR)	7,809	514
8.50%, 1/31/37 (ZAR)	4,036	332
9.00%, 1/31/40 (ZAR)	3,765	322
6.50%, 2/28/41 (ZAR)	615	40
8.75%, 1/31/44 (ZAR)	10,961	911
8.75%, 2/28/48 (ZAR)	36,189	3,022

Republic of South Africa Government International Bond, 5.88%, 5/30/22 (2)	100	108
4.88%, 4/14/26	200	200
4.85%, 9/27/27	690	682
4.30%, 10/12/28	340	318
5.00%, 10/12/46	200	182
5.65%, 9/27/47	200	198
		13,304

Sri Lanka – 0.7%

Sri Lanka Government International Bond, 6.00%, 1/14/19	430	438

PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Sri Lanka – 0.7% – continued
5.88%, 7/25/22	$250	$254
6.83%, 7/18/26	200	206
6.20%, 5/11/27	400	393
		1,291

Supranational – 0.4%

European Bank for Reconstruction & Development, 6.00%, 5/4/20 (INR)	52,000	791

Suriname – 0.3%

Republic of Suriname, 9.25%, 10/26/26	550	566

Tajikistan – 0.1%

Republic of Tajikistan International Bond, 7.13%, 9/14/27	230	214

Thailand – 0.9%

Bank of Thailand Bill, 1.10%, 9/27/18 (THB) (5)(13)	6,725	214

Thailand Government Bond, 2.55%, 6/26/20 (THB)	5,469	180
1.20%, 7/14/21 (THB)	7,600	262
2.00%, 12/17/22 (THB)	6,287	203
3.63%, 6/16/23 (THB)	6,494	226
1.25%, 3/12/28 (THB)	2,102	67
3.40%, 6/17/36 (THB)	16,588	549
2.88%, 6/17/46 (THB)	1,290	38
		1,739

Tunisia – 0.5%

Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	995	950

Turkey – 4.8%

Turkey Government Bond, 9.50%, 1/12/22 (TRY)	416	94
3.00%, 2/23/22 (TRY)	966	403
10.70%, 8/17/22 (TRY)	1,000	233
8.50%, 9/14/22 (TRY)	613	132
7.10%, 3/8/23 (TRY)	1,142	229
8.80%, 9/27/23 (TRY)	788	168
10.40%, 3/20/24 (TRY)	240	55
8.00%, 3/12/25 (TRY)	1,077	218
10.60%, 2/11/26 (TRY)	2,249	517
11.00%, 2/24/27 (TRY)	15,520	3,631

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Turkey – 4.8% – continued

Turkey Government International Bond, 7.00%, 3/11/19	$100	$103
7.50%, 11/7/19	100	106
7.00%, 6/5/20	57	61
5.63%, 3/30/21	450	466
7.38%, 2/5/25	114	126
6.00%, 3/25/27	1,250	1,268
6.88%, 3/17/36	88	92
6.75%, 5/30/40	100	102
6.00%, 1/14/41	200	187
4.88%, 4/16/43	545	441
6.63%, 2/17/45	240	238
5.75%, 5/11/47	321	285
		9,155

Ukraine – 1.5%

Ukraine Government International Bond, 7.75%, 9/1/23	1,170	1,214
7.75%, 9/1/24	390	403
7.75%, 9/1/25	115	118
7.75%, 9/1/26	100	102
7.38%, 9/25/32	957	925
		2,762

United Arab Emirates – 1.3%

Abu Dhabi Government International Bond, 2.50%, 10/11/22	850	820
3.13%, 5/3/26	200	193

Dubai Drydocks, 2.00%, 11/20/20 (14)	600	570

Dubai World Corp., 2.00%, 9/30/22 (14)	989	935
		2,518

United Kingdom – 0.2%

DTEK Finance PLC, 10.75%, 12/31/24 (7)	263	284

Ukreximbank Via Biz Finance PLC, 9.63%, 4/27/22	155	164
		448

Uruguay – 0.8%

Uruguay Government International Bond, 9.88%, 6/20/22 (UYU)	6,000	216
4.50%, 8/14/24	155	163
4.38%, 10/27/27	700	723

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.1% – continued

Uruguay – 0.8% – continued
7.88%, 1/15/33	$121	$165
7.63%, 3/21/36	89	121
4.13%, 11/20/45	74	69
5.10%, 6/18/50	71	73
		1,530

Venezuela – 1.8%

Petroleos de Venezuela S.A., 8.50%, 10/27/20	2,596	2,230
9.00%, 11/17/21 (6)	172	56
12.75%, 2/17/22 (6)	92	31
5.38%, 4/12/27 (6)	77	21
9.75%, 5/17/35 (6)	222	69

Venezuela Government International Bond, 7.00%, 12/1/18 (6)(15)	1	—
7.75%, 10/13/19 (6)	141	43
12.75%, 8/23/22 (6)	151	50
9.00%, 5/7/23 (6)	171	51
8.25%, 10/13/24 (6)	299	88
7.65%, 4/21/25 (6)	65	19
11.75%, 10/21/26 (6)	672	219
9.25%, 9/15/27	186	60
9.25%, 5/7/28 (6)	143	43
11.95%, 8/5/31 (6)	1,095	365
9.38%, 1/13/34 (6)	4	1
7.00%, 3/31/38	2	1
		3,347

Vietnam – 0.1%

Vietnam Government International Bond, 6.75%, 1/29/20	176	186
4.80%, 11/19/24	80	82
		268

Zambia – 0.5%

Zambia Government International Bond, 5.38%, 9/20/22	850	811
8.97%, 7/30/27	200	211
		1,022
Total Foreign Issuer Bonds
(Cost $177,069)		178,351

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (16)(17)	7,396,901	$7,397
Total Investment Companies
(Cost $7,397)		7,397

Total Investments – 98.0%
(Cost $184,549)		185,824

Other Assets less Liabilities – 2.0%		3,806
Net Assets – 100.0%		$189,630

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(4)	Step coupon bond. Rate as of March 31, 2018 is disclosed.
(5)	Zero coupon bond.
(6)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(7)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(8)	Century bond maturing in 2110.
(9)	Perpetual bond. Maturity date represents next call date.
(10)	The coupon rate is subject to the performance of the TSIPPCAE Index.
(11)	Century bond maturing in 2115.
(12)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of these restricted illiquid securities amounted to approximately $394,000 or 0.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Russian Foreign Bond - Eurobond, 4.38%, 3/21/29	3/16/18	$196

Senegal Government International Bond, 6.75%, 3/13/48	3/7/18	197

(13)	Discount rate at the time of purchase.
(14)	Level 3 asset.
(15)	Amount rounds to less than one thousand.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Brazilian Real	9,278	United States Dollar	2,837	4/3/18	$28
BNP	Peruvian Nuevo Sol	143	United States Dollar	44	4/30/18	– *
BNP	Philippine Peso	11,997	United States Dollar	229	4/30/18	– *
BNP	South African Rand	7,578	United States Dollar	645	4/30/18	8
BNP	South African Rand	730	United States Dollar	62	4/30/18	– *
BNP	South African Rand	2,263	United States Dollar	190	5/31/18	– *
BNP	Turkish Lira	163	United States Dollar	42	4/30/18	1
BNP	United States Dollar	85	Argentine Peso	1,760	4/27/18	1
BNP	United States Dollar	83	Argentine Peso	1,750	5/31/18	1
BNP	United States Dollar	111	Argentine Peso	2,385	6/29/18	1
BNP	United States Dollar	649	Chilean Peso	395,298	4/30/18	6
BNP	United States Dollar	676	Colombian Peso	1,944,363	4/30/18	20
BNP	United States Dollar	153	Colombian Peso	437,507	4/30/18	3
BNP	United States Dollar	91	Colombian Peso	261,727	4/30/18	3
BNP	United States Dollar	1,611	Czech Koruna	34,435	4/30/18	59
BNP	United States Dollar	23	Czech Koruna	469	4/30/18	– *
BNP	United States Dollar	156	Indonesian Rupiah	2,147,496	4/30/18	– *
BNP	United States Dollar	70	Indonesian Rupiah	962,780	4/30/18	– *
BNP	United States Dollar	50	Mexican Peso	953	4/30/18	2
BNP	United States Dollar	270	Mexican Peso	4,976	4/30/18	2
BNP	United States Dollar	118	Peruvian Nuevo Sol	383	4/30/18	1
BNP	United States Dollar	1,067	Polish Zloty	3,797	4/30/18	43
BNP	United States Dollar	239	Polish Zloty	819	5/30/18	– *
BNP	United States Dollar	75	Polish Zloty	257	8/31/18	– *
BNP	United States Dollar	42	Romanian Leu	159	4/30/18	–*
BNP	United States Dollar	319	South African Rand	3,835	4/30/18	4
BNP	United States Dollar	58	Thai Baht	1,810	5/31/18	– *
BNP	United States Dollar	57	Turkish Lira	231	4/30/18	1
BNP	United States Dollar	57	Turkish Lira	230	4/30/18	1
Citibank	Indian Rupee	65,647	United States Dollar	1,002	5/31/18	1
Citibank	Indonesian Rupiah	11,589,372	United States Dollar	860	4/30/18	17
Citibank	Philippine Peso	11,551	United States Dollar	227	4/30/18	6
Citibank	Polish Zloty	539	United States Dollar	160	4/30/18	3
Citibank	United States Dollar	45	Chilean Peso	27,224	4/30/18	– *
Citibank	United States Dollar	1,170	Mexican Peso	22,210	4/30/18	46
Citibank	United States Dollar	218	Mexican Peso	4,111	4/30/18	7
Citibank	United States Dollar	78	Polish Zloty	267	8/31/18	1
Citibank	United States Dollar	39	South African Rand	480	4/30/18	1
Citibank	United States Dollar	122	Turkish Lira	489	4/3/18	1
Citibank	United States Dollar	57	Turkish Lira	230	4/30/18	1
Goldman Sachs	Brazilian Real	6,359	United States Dollar	1,923	5/3/18	2
Goldman Sachs	United States Dollar	120	Brazilian Real	399	5/3/18	1
Goldman Sachs	United States Dollar	57	Turkish Lira	229	4/30/18	1
Subtotal Appreciation						273
BNP	Brazilian Real	1,107	United States Dollar	332	5/3/18	(2)
BNP	Chilean Peso	80,376	United States Dollar	133	4/30/18	– *
BNP	Indian Rupee	39,355	United States Dollar	600	5/31/18	(1)
BNP	Mexican Peso	1,742	United States Dollar	92	4/30/18	(3)
BNP	Mexican Peso	17,970	United States Dollar	964	4/30/18	(20)
BNP	Philippine Peso	12,275	United States Dollar	234	4/30/18	(1)
BNP	South African Rand	7,037	United States Dollar	585	4/30/18	(6)

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	United States Dollar	88	Argentine Peso	1,776	4/27/18	$(1)
BNP	United States Dollar	202	Brazilian Real	656	4/3/18	(3)
BNP	United States Dollar	700	Brazilian Real	2,263	4/3/18	(15)
BNP	United States Dollar	67	Chilean Peso	39,459	4/30/18	(2)
BNP	United States Dollar	209	Czech Koruna	4,234	5/31/18	(3)
BNP	United States Dollar	308	Czech Koruna	6,264	5/31/18	(4)
BNP	United States Dollar	890	Hungarian Forint	224,529	5/31/18	(2)
BNP	United States Dollar	277	Indonesian Rupiah	3,792,107	4/30/18	(1)
BNP	United States Dollar	377	Indonesian Rupiah	5,095,532	4/30/18	(7)
BNP	United States Dollar	411	Indonesian Rupiah	5,512,190	4/30/18	(10)
BNP	United States Dollar	21	Philippine Peso	1,074	4/30/18	– *
BNP	United States Dollar	43	Philippine Peso	2,222	4/30/18	– *
BNP	United States Dollar	160	Philippine Peso	8,282	4/30/18	(2)
BNP	United States Dollar	22	Polish Zloty	76	4/30/18	– *
BNP	United States Dollar	219	Polish Zloty	741	5/30/18	(3)
BNP	United States Dollar	513	Polish Zloty	1,701	5/30/18	(16)
BNP	United States Dollar	2,246	Polish Zloty	7,590	6/29/18	(25)
BNP	United States Dollar	69	Romanian Leu	259	5/31/18	– *
BNP	United States Dollar	315	Russian Ruble	17,946	4/27/18	(3)
BNP	United States Dollar	220	Russian Ruble	12,381	4/27/18	(4)
BNP	United States Dollar	244	Thai Baht	7,616	5/31/18	– *
BNP	United States Dollar	59	Turkish Lira	230	4/30/18	(1)
BNP	United States Dollar	38	Turkish Lira	146	4/30/18	(1)
BNP	United States Dollar	130	Turkish Lira	509	4/30/18	(2)
BNP	United States Dollar	89	Turkish Lira	344	4/30/18	(3)
BNP	United States Dollar	133	Turkish Lira	513	4/30/18	(4)
Citibank	Chilean Peso	254,255	United States Dollar	420	4/30/18	(1)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Citibank	Mexican Peso	13,467	United States Dollar	710	4/30/18	$(27)
Citibank	Mexican Peso	22,151	United States Dollar	1,160	4/30/18	(53)
Citibank	Mexican Peso	31,688	United States Dollar	1,669	4/30/18	(66)
Citibank	Russian Ruble	10,553	United States Dollar	183	4/27/18	(1)
Citibank	South African Rand	2,191	United States Dollar	184	4/30/18	– *
Citibank	Turkish Lira	433	United States Dollar	108	4/30/18	(1)
Citibank	Turkish Lira	489	United States Dollar	121	4/30/18	(2)
Citibank	United States Dollar	64	Czech Koruna	1,314	4/30/18	– *
Citibank	United States Dollar	67	Czech Koruna	1,381	4/30/18	– *
Citibank	United States Dollar	56	Czech Koruna	1,129	5/31/18	(1)
Citibank	United States Dollar	580	Czech Koruna	11,849	8/31/18	(1)
Citibank	United States Dollar	98	Hungarian Forint	24,697	4/27/18	– *
Citibank	United States Dollar	177	Hungarian Forint	43,911	4/27/18	(4)
Citibank	United States Dollar	142	Peruvian Nuevo Sol	460	4/30/18	– *
Citibank	United States Dollar	183	Peruvian Nuevo Sol	592	4/30/18	– *
Citibank	United States Dollar	260	Philippine Peso	13,468	4/30/18	(3)
Citibank	United States Dollar	157	Polish Zloty	534	4/30/18	(1)
Citibank	United States Dollar	80	Polish Zloty	266	4/30/18	(2)
Citibank	United States Dollar	930	Romanian Leu	3,504	5/31/18	(4)
Citibank	United States Dollar	252	Thai Baht	7,868	4/30/18	– *
Citibank	United States Dollar	1,328	Thai Baht	41,311	4/30/18	(5)
Goldman Sachs	United States Dollar	1,928	Brazilian Real	6,359	4/3/18	(3)
Subtotal Depreciation						(320)

Total						$(47)

*	Amount rounds to less than one thousand.

As of March 31, 2018, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Kuala Lumpur Interbank Offered Rate 3 Month (1)	3.94%(1)	2,500,000	MYR	4/20/22	$3	–	$3

Total								$3

(1)	Payment frequency is quarterly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

As of March 31, 2018, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Warsaw Interbank Offer
Rate 6 Month (2)	2.44%(3)	2,000,000	PLN	7/11/22	$12	$–	$12
Warsaw Interbank Offer
Rate 6 Month (2)	2.40%(3)	750,000	PLN	3/26/23	–*	–	–*
Subtotal Appreciation							12
28-day Mexican Interbank Equilibrium Interest Rate (TIIE) (1)	7.35%(1)	20,400,000	MXN	6/14/23	(1)	–	(1)
Subtotal Depreciation							(1)
Total							$11

(1)	Payment frequency is lunar.
(2)	Payment frequency is semi-annually.
(3)	Payment frequency is annually.
*	Amount rounds to less than one thousand.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
A	12.5%
AA	2.2
AAA	0.4
B	16.2
BB	31.1
BBB	22.9
Cash Equivalent	4.0
CCC or below	4.9
Not Rated	5.8

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2018, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Basic Materials	1.1%
Communications	0.7
Consumer, Non-cyclical	–*
Diversified	0.1
Energy	3.2
Financial	3.3
Government	90.6
Industrial	0.3
Utilities	0.7

Total	100.0%

*	Amount rounds to less than .005.

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	51.7%
Brazilian Real	6.5
South African Rand	6.4
Mexican Peso	6.1
Indonesian Rupiah	5.3
All other currencies less than 5%	24.0

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$76	$–	$76
Foreign Issuer Bonds
United Arab Emirates	–	1,013	1,505	2,518
All Other Countries (1)	–	175,833	–	175,833
Total Foreign Issuer Bonds	–	176,846	1,505	178,351
Investment Companies	7,397	–	–	7,397
Total Investments	$7,397	$176,922	$1,505	$185,824

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency
Exchange Contracts	$–	$273	$–	$273
Bilateral Interest Rate Swap
Agreements	–	3	–	3
Centrally Cleared Interest Rate
Swap Agreements	–	12	–	12
Liabilities
Forward Foreign Currency
Exchange Contracts	–	(320)	–	(320)
Centrally Cleared Interest Rate
Swap Agreements	–	(1)	–	(1)
Total Other Financial Instruments	$–	$(33)	$–	$(33)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Foreign Issuer Bonds United Arab Emirates	$–	$7	$2	$15	$1,501	$(20)	$–	$–	$1,505	$15

The Fund valued the securities included in the Balance as of 3/31/18 above using prices provided by a third party provider.

EXPLANATION OF CURRENCY ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

7D – 7 Day

ARS – Argentine Peso

BRL – Brazilian Real

CLP – Chilean Peso

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RON – Romanian Leu

RUB – Russian Ruble

THB – Thai Baht

TIIE – The Equilibrium Interbank Interest Rate

TSIPPCAE – The Steel Index Platts Premium Coal Australia Export

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.50%, 9/15/26	$25	$22

Denbury Resources, Inc., 5.00%, 12/15/23 (1)	17	15
		37
Total Convertible Bonds
(Cost $39)		37

CORPORATE BONDS – 64.9%

Advertising & Marketing – 0.3%

Acosta, Inc., 7.75%, 10/1/22 (1)	600	378

Lamar Media Corp., 5.00%, 5/1/23	115	116
5.75%, 2/1/26	120	124

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 3/15/25	115	117
		735

Aerospace & Defense – 0.6%

Arconic, Inc., 5.13%, 10/1/24	50	51
5.95%, 2/1/37	175	181

Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/1/22 (1)	50	52

TransDigm, Inc., 6.50%, 5/15/25	25	25
6.38%, 6/15/26	1,200	1,209

Triumph Group, Inc., 7.75%, 8/15/25	75	77
		1,595

Airlines – 0.1%

Allegiant Travel Co., 5.50%, 7/15/19	100	101

United Continental Holdings, Inc., 6.00%, 12/1/20	25	26
4.25%, 10/1/22	25	25
		152

Apparel & Textile Products – 0.0%

Hanesbrands, Inc., 4.88%, 5/15/26 (1)	100	97

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Auto Parts Manufacturing – 0.3%

American Axle & Manufacturing, Inc., 6.63%, 10/15/22	$150	$155

Cooper-Standard Automotive, Inc., 5.63%, 11/15/26 (1)	75	75

Dana, Inc., 6.00%, 9/15/23	125	129

Goodyear Tire & Rubber (The) Co., 5.13%, 11/15/23	40	40
5.00%, 5/31/26	75	73

Tenneco, Inc., 5.38%, 12/15/24	150	152

ZF North America Capital, Inc., 4.00%, 4/29/20 (1)	245	248
		872

Banks – 0.2%

CIT Group, Inc., 5.50%, 2/15/19 (1)	61	63
3.88%, 2/19/19	360	362
4.13%, 3/9/21	70	70
		495

Cable & Satellite – 2.7%

Altice US Finance I Corp., 5.38%, 7/15/23 (1)	200	203
5.50%, 5/15/26 (1)	235	230

Block Communications, Inc., 6.88%, 2/15/25 (1)	25	25

Cablevision Systems Corp., 5.88%, 9/15/22	100	99

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	405	411
5.13%, 2/15/23	150	151
5.13%, 5/1/23 (1)	640	641
5.75%, 9/1/23	425	431
5.88%, 4/1/24 (1)	25	26
5.38%, 5/1/25 (1)	50	49
5.75%, 2/15/26 (1)	735	731
5.50%, 5/1/26 (1)	100	98
5.88%, 5/1/27 (1)	140	140
5.00%, 2/1/28 (1)	615	577

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	695	707

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Cable & Satellite – 2.7% – continued
5.13%, 12/15/21 (1)	$496	$494
7.75%, 7/15/25 (1)	200	212

CSC Holdings LLC, 7.63%, 7/15/18	190	193
10.88%, 10/15/25 (1)	543	638
5.50%, 4/15/27 (1)	210	201

DISH DBS Corp., 5.13%, 5/1/20	100	100
5.00%, 3/15/23	75	67
5.88%, 11/15/24	365	325
7.75%, 7/1/26	240	225

Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (1)	75	79

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	125	115
		7,168

Casinos & Gaming – 2.0%

Boyd Gaming Corp., 6.88%, 5/15/23	605	638
6.38%, 4/1/26	435	454

Churchill Downs, Inc., 4.75%, 1/15/28 (1)	50	47

CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25 (1)	225	216

Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23 (1)	50	51

Eldorado Resorts, Inc., 7.00%, 8/1/23	35	37
6.00%, 4/1/25	125	127

GLP Capital L.P./GLP Financing II, Inc., 4.38%, 11/1/18	310	311
4.88%, 11/1/20	555	565
5.38%, 11/1/23	245	254
5.38%, 4/15/26	25	25

Inn of the Mountain Gods Resort & Casino, 9.25%, 11/30/20 (1)	25	23

Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22 (1)	805	877

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Casinos & Gaming – 2.0% – continued

Jacobs Entertainment, Inc., 7.88%, 2/1/24 (1)	$150	$159

MGM Resorts International, 8.63%, 2/1/19	555	580
5.25%, 3/31/20	80	82
6.63%, 12/15/21	120	129

Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (1)	200	199

Scientific Games International, Inc., 6.63%, 5/15/21	25	26
10.00%, 12/1/22	395	425

Station Casinos LLC, 5.00%, 10/1/25 (1)	50	47

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (1)	130	131
5.25%, 5/15/27 (1)	25	24
		5,427

Chemicals – 1.2%

CF Industries, Inc., 7.13%, 5/1/20	24	26
5.38%, 3/15/44	240	218

Cornerstone Chemical Co., 6.75%, 8/15/24 (1)	320	318

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	50	53

Hexion, Inc., 6.63%, 4/15/20	1,520	1,417
10.00%, 4/15/20	390	377
10.38%, 2/1/22 (1)	75	73
13.75%, 2/1/22 (1)	200	170

Koppers, Inc., 6.00%, 2/15/25 (1)	25	26

Olin Corp., 5.00%, 2/1/30	25	24

Platform Specialty Products Corp., 5.88%, 12/1/25 (1)	75	73

TPC Group, Inc., 8.75%, 12/15/20 (1)	175	176

Valvoline, Inc., 5.50%, 7/15/24	75	77

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Chemicals – 1.2% – continued

Versum Materials, Inc., 5.50%, 9/30/24 (1)	$50	$52

WR Grace & Co-Conn, 5.13%, 10/1/21 (1)	130	133
5.63%, 10/1/24 (1)	75	77
		3,290

Coal Operations – 1.1%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp.,
7.50%, 5/1/25 (1)	100	105

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
12.00%, 11/1/21	75	78
6.38%, 3/15/24	150	118

CONSOL Energy, Inc., 11.00%, 11/15/25 (1)	75	80

Foresight Energy LLC/Foresight Energy Finance Corp.,
11.50%, 4/1/23 (1)	2,660	2,155

Murray Energy Corp., 11.25%, 4/15/21 (1)	600	225

Peabody Energy Corp., 6.00%, 3/31/22 (1)	100	102
		2,863

Commercial Finance – 0.5%

ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (1)	225	211

DAE Funding LLC, 4.00%, 8/1/20 (1)	100	98
4.50%, 8/1/22 (1)	125	119
5.00%, 8/1/24 (1)	125	118

Fortress Transportation & Infrastructure Investors LLC,
6.75%, 3/15/22 (1)	460	466

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
7.38%, 4/1/20 (1)	200	202
7.25%, 8/15/24 (1)	200	197
		1,411

Communications Equipment – 0.2%

CommScope Technologies LLC, 6.00%, 6/15/25 (1)	245	255

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Communications Equipment – 0.2% – continued

CommScope, Inc., 5.00%, 6/15/21 (1)	$285	$289
5.50%, 6/15/24 (1)	55	56
		600

Construction Materials Manufacturing – 0.2%

NWH Escrow Corp., 7.50%, 8/1/21 (1)	25	23

Standard Industries, Inc., 5.38%, 11/15/24 (1)	250	253
4.75%, 1/15/28 (1)	25	24

US Concrete, Inc., 6.38%, 6/1/24	195	202

USG Corp., 5.50%, 3/1/25 (1)	150	156
		658

Consumer Finance – 3.0%

Ally Financial, Inc., 3.25%, 11/5/18	405	406
3.75%, 11/18/19	125	126
8.00%, 3/15/20	880	946
4.13%, 3/30/20	75	75
7.50%, 9/15/20	25	27
8.00%, 11/1/31	50	61

CNG Holdings, Inc., 9.38%, 5/15/20 (1)	50	49

First Data Corp., 7.00%, 12/1/23 (1)	535	562
5.00%, 1/15/24 (1)	330	330
5.75%, 1/15/24 (1)	25	25

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
5.25%, 3/15/22 (1)	100	100

MGIC Investment Corp., 5.75%, 8/15/23	75	79

Navient Corp., 5.50%, 1/15/19	170	172
4.88%, 6/17/19	725	731
8.00%, 3/25/20	185	197
5.88%, 3/25/21	230	235
6.63%, 7/26/21	140	145
6.50%, 6/15/22	125	129
7.25%, 9/25/23	50	52

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Consumer Finance – 3.0% – continued
6.13%, 3/25/24	$740	$737
5.88%, 10/25/24	365	358
6.75%, 6/25/25	170	172

OneMain Financial Holdings LLC, 7.25%, 12/15/21 (1)	395	409

Springleaf Finance Corp., 8.25%, 12/15/20	155	169
7.75%, 10/1/21	175	189
6.13%, 5/15/22	410	417
8.25%, 10/1/23	440	475
6.88%, 3/15/25	305	306

Starwood Property Trust, Inc., 3.63%, 2/1/21 (1)	230	226
4.75%, 3/15/25 (1)	50	49
		7,954

Consumer Products – 0.7%

Edgewell Personal Care Co., 4.70%, 5/19/21	150	147
4.70%, 5/24/22	120	116

First Quality Finance Co., Inc., 5.00%, 7/1/25 (1)	25	24

High Ridge Brands Co., 8.88%, 3/15/25 (1)	1,415	1,252

Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23 (1)	100	95

Prestige Brands, Inc., 6.38%, 3/1/24 (1)	110	113

Revlon Consumer Products Corp., 6.25%, 8/1/24	50	31

Spectrum Brands, Inc., 5.75%, 7/15/25	125	128
		1,906

Consumer Services – 1.1%

ADT (The) Corp., 5.25%, 3/15/20	100	102
4.88%, 7/15/32 (1)	240	208

Aramark Services, Inc., 5.13%, 1/15/24	385	393
5.00%, 2/1/28 (1)	110	108

Booz Allen Hamilton, Inc., 5.13%, 5/1/25 (1)	50	49

Matthews International Corp., 5.25%, 12/1/25 (1)	50	49

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Consumer Services – 1.1% – continued

Michael Baker International LLC, 8.75%, 3/1/23 (1)	$125	$120

Prime Security Services Borrower LLC/Prime Finance, Inc.,
9.25%, 5/15/23 (1)	221	239

R.R. Donnelley & Sons Co., 7.63%, 6/15/20	334	351
7.88%, 3/15/21	305	316
6.50%, 11/15/23	98	97
6.00%, 4/1/24	103	98

Service Corp. International, 5.38%, 1/15/22	215	219
5.38%, 5/15/24	560	582

Sotheby’s, 4.88%, 12/15/25 (1)	100	95
		3,026

Containers & Packaging – 1.7%

Ball Corp., 4.38%, 12/15/20	40	41
5.00%, 3/15/22	205	212

Berry Global, Inc., 6.00%, 10/15/22	200	206
5.13%, 7/15/23	270	273
4.50%, 2/15/26 (1)	25	24

BWAY Holding Co., 5.50%, 4/15/24 (1)	300	302
7.25%, 4/15/25 (1)	275	280

Crown Americas LLC/Crown Americas Capital Corp. VI,
4.75%, 2/1/26 (1)	190	184

Flex Acquisition Co., Inc., 6.88%, 1/15/25 (1)	50	50

Multi-Color Corp., 6.13%, 12/1/22 (1)	125	129

Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 (1)	440	444
5.38%, 1/15/25 (1)	250	251

Plastipak Holdings, Inc., 6.25%, 10/15/25 (1)	50	50

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg),
5.75%, 10/15/20	426	432
5.13%, 7/15/23 (1)	530	535

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Containers & Packaging – 1.7% – continued
7.00%, 7/15/24 (1)	$50	$52

Sealed Air Corp., 5.50%, 9/15/25 (1)	150	155

W/S Packaging Holdings, Inc., 9.00%, 4/15/23 (1)	870	883
		4,503

Department Stores – 0.0%

JC Penney Corp., Inc., 8.63%, 3/15/25 (1)	25	23
6.38%, 10/15/36	100	62
		85

Distributors – Consumer Discretionary – 1.0%

American Tire Distributors, Inc., 10.25%, 3/1/22 (1)	2,490	2,543

Diversified Banks – 0.3%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 3.63%), 5.40%, 7/30/18 (2)(3)	300	300

(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 9/5/24 (2)(3)	200	212

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2)(3)	25	25

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 8/15/26 (2)(3)	100	106

JPMorgan Chase & Co.,

(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 4/30/24 (2)(3)	25	26
		669

Electrical Equipment Manufacturing – 0.2%

Airxcel, Inc., 8.50%, 2/15/22 (1)	67	73

Itron, Inc., 5.00%, 1/15/26 (1)	25	25

Vertiv Group Corp., 9.25%, 10/15/24 (1)	75	78

Vertiv Intermediate Holding Corp., 12.00%, (100% Cash), 2/15/22 (1)(4)	325	344
		520

Entertainment Content – 0.5%

AMC Networks, Inc., 4.75%, 8/1/25	155	149

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Entertainment Content – 0.5% – continued

Liberty Interactive LLC, 8.50%, 7/15/29	$195	$211

Univision Communications, Inc., 6.75%, 9/15/22 (1)	229	236
5.13%, 5/15/23 (1)	595	567

WMG Acquisition Corp., 5.00%, 8/1/23 (1)	50	50
		1,213

Entertainment Resources – 1.1%

AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	280	276
5.88%, 11/15/26	75	74
6.13%, 5/15/27	485	478

Boyne USA, Inc., 5/1/25 (1)(5)(6)	25	26

Carmike Cinemas, Inc., 6.00%, 6/15/23 (1)	75	78

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
5.38%, 4/15/27 (1)	50	49

Cinemark USA, Inc., 5.13%, 12/15/22	50	51

Constellation Merger Sub, Inc., 8.50%, 9/15/25 (1)	100	97

Live Nation Entertainment, Inc., 5.63%, 3/15/26 (1)	25	25

LTF Merger Sub, Inc., 8.50%, 6/15/23 (1)	325	340

National CineMedia LLC, 5.75%, 8/15/26	50	45

Six Flags Entertainment Corp., 4.88%, 7/31/24 (1)	180	175

Sterling Entertainment Group LLC, 10.25%, 1/15/25 (7)	1,110	1,093
		2,807

Exploration & Production – 4.3%

Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp.,
7.88%, 12/15/24	75	78

Antero Resources Corp., 5.38%, 11/1/21	405	412
5.13%, 12/1/22	345	348

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Exploration & Production – 4.3% – continued
5.00%, 3/1/25	$15	$15

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
10.00%, 4/1/22 (1)	440	475

Bill Barrett Corp., 7.00%, 10/15/22	50	50

California Resources Corp., 8.00%, 12/15/22 (1)	275	216

Callon Petroleum Co., 6.13%, 10/1/24	175	179

Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	46	47

Centennial Resource Production LLC, 5.38%, 1/15/26 (1)	50	49

Chesapeake Energy Corp., 6.63%, 8/15/20	227	234
6.88%, 11/15/20	75	77
6.13%, 2/15/21	145	146
8.00%, 1/15/25 (1)	335	324
8.00%, 6/15/27 (1)	305	291

CNX Resources Corp., 5.88%, 4/15/22	50	50

Continental Resources, Inc., 4.50%, 4/15/23	105	106
3.80%, 6/1/24	225	217
4.90%, 6/1/44	85	81

Covey Park Energy LLC/Covey Park Finance Corp.,
7.50%, 5/15/25 (1)	125	124

CrownRock L.P./CrownRock Finance, Inc.,
5.63%, 10/15/25 (1)	50	50

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	75	77
6.38%, 8/15/21	150	126
9.25%, 3/31/22 (1)	21	21

Diamondback Energy, Inc., 5.38%, 5/31/25 (1)	25	25

Eclipse Resources Corp., 8.88%, 7/15/23	25	24

Energy Ventures Gom LLC/EnVen Finance Corp.,
11.00%, 2/15/23 (1)	580	586

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Exploration & Production – 4.3% – continued

EP Energy LLC/Everest Acquisition Finance, Inc.,
9.38%, 5/1/20	$237	$220
7.75%, 9/1/22	200	130
6.38%, 6/15/23	826	421
9.38%, 5/1/24 (1)	827	588

Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (1)	25	26

Gulfport Energy Corp., 6.00%, 10/15/24	100	95
6.38%, 5/15/25	50	48
6.38%, 1/15/26	25	24

Halcon Resources Corp., 6.75%, 2/15/25 (1)	50	49

Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp.,
5.63%, 2/15/26 (1)	150	147

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	50	47

Jonah Energy LLC/Jonah Energy Finance Corp.,
7.25%, 10/15/25 (1)	25	23

Jones Energy Holdings LLC/Jones Energy Finance Corp.,
6.75%, 4/1/22	50	28
9.25%, 3/15/23	50	28
9.25%, 3/15/23 (1)	25	24

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26 (1)	125	126

Murphy Oil Corp., 4.45%, 12/1/22	175	169

Newfield Exploration Co., 5.38%, 1/1/26	140	145

Oasis Petroleum, Inc., 6.50%, 11/1/21	160	162
6.88%, 3/15/22	200	203

Parsley Energy LLC/Parsley Finance Corp.,
6.25%, 6/1/24 (1)	50	52
5.63%, 10/15/27 (1)	50	50

PDC Energy, Inc., 6.13%, 9/15/24	230	235

QEP Resources, Inc., 5.63%, 3/1/26	75	71

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Exploration & Production – 4.3% – continued

Range Resources Corp., 5.00%, 8/15/22	$265	$256
5.00%, 3/15/23	320	307

Resolute Energy Corp., 8.50%, 5/1/20	450	449

RSP Permian, Inc., 6.63%, 10/1/22	105	110

Sanchez Energy Corp., 7.75%, 6/15/21	150	138
6.13%, 1/15/23	620	452

SM Energy Co., 6.50%, 11/15/21	75	75
6.13%, 11/15/22	375	375
5.00%, 1/15/24	135	125
5.63%, 6/1/25	110	104
6.75%, 9/15/26	125	124

Southwestern Energy Co., 6.70%, 1/23/25	175	170
7.50%, 4/1/26	50	50

Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 8.75%, 4/15/23 (1)	50	47

Whiting Petroleum Corp., 5.75%, 3/15/21	170	172
6.25%, 4/1/23	310	314
6.63%, 1/15/26 (1)	100	101

WildHorse Resource Development Corp., 6.88%, 2/1/25	100	100

WPX Energy, Inc., 7.50%, 8/1/20	109	117
8.25%, 8/1/23	100	112
5.25%, 9/15/24	190	187
		11,424

Financial Services – 1.3%

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)(3)	75	73

Eagle Holding Co. II LLC, 7.63%, 5/15/22 (1)(4)	185	187

FBM Finance, Inc., 8.25%, 8/15/21 (1)	225	235

Hunt Cos., Inc., 6.25%, 2/15/26 (1)	25	24

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Financial Services – 1.3% – continued

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	$100	$102
5.88%, 2/1/22	410	411
6.25%, 2/1/22	225	229

Lions Gate Capital Holdings LLC, 5.88%, 11/1/24 (1)	50	50

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	330	326

Nationstar Mortgage LLC/Nationstar Capital Corp.,
9.63%, 5/1/19	125	127
6.50%, 6/1/22	51	52

NFP Corp., 6.88%, 7/15/25 (1)	800	794

Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
6.38%, 12/15/22 (1)	25	26

Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
6.75%, 6/1/25 (1)	585	584

Trident Merger Sub, Inc., 6.63%, 11/1/25 (1)	25	24

VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (1)	50	53

Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 7/15/25 (1)	125	128
		3,425

Food & Beverage – 0.4%

B&G Foods, Inc., 5.25%, 4/1/25	75	70

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	100	97
5.88%, 9/30/27 (1)	50	47

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
5.88%, 1/15/24	120	124

Post Holdings, Inc., 5.50%, 3/1/25 (1)	180	177
5.75%, 3/1/27 (1)	380	378
5.63%, 1/15/28 (1)	230	220
		1,113

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64 9% – continued

Forest & Paper Products Manufacturing – 0.0%

Appvion, Inc., 9.00%, 6/1/20 (1)(8)	$225	$–

Mercer International, Inc., 6.50%, 2/1/24	50	52
		52

Hardware – 0.9%

CDW LLC/CDW Finance Corp., 5.00%, 9/1/23	230	233
5.00%, 9/1/25	185	184

Dell International LLC/EMC Corp., 5.88%, 6/15/21 (1)	440	452
6.02%, 6/15/26 (1)	160	172

Diebold Nixdorf, Inc., 8.50%, 4/15/24	75	79

EMC Corp., 1.88%, 6/1/18	650	648
2.65%, 6/1/20	150	145

Everi Payments, Inc., 7.50%, 12/15/25 (1)	75	76

NCR Corp., 6.38%, 12/15/23	225	233

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	50	50

Western Digital Corp., 4.75%, 2/15/26	150	150
		2,422

Health Care Facilities & Services – 4.0%

Charles River Laboratories International, Inc.,
5.50%, 4/1/26 (1)	50	51

CHS/Community Health Systems, Inc., 8.00%, 11/15/19	79	71
7.13%, 7/15/20	90	73
6.88%, 2/1/22	210	122

DaVita, Inc., 5.75%, 8/15/22	385	395
5.13%, 7/15/24	275	268
5.00%, 5/1/25	105	102

Envision Healthcare Corp., 5.13%, 7/1/22 (1)	50	50
5.63%, 7/15/22	95	95
6.25%, 12/1/24 (1)	245	253

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Health Care Facilities & Services – 4.0% – continued

HCA, Inc., 6.50%, 2/15/20	$50	$52
5.88%, 3/15/22	135	142
4.75%, 5/1/23	305	308
5.00%, 3/15/24	320	323
5.25%, 4/15/25	200	204
7.69%, 6/15/25	620	684
7.58%, 9/15/25	100	110
7.75%, 7/15/36	420	462

Kindred Healthcare, Inc., 8.00%, 1/15/20	50	53

LifePoint Health, Inc., 5.88%, 12/1/23	165	167

NVA Holdings, Inc., 6.88%, 4/1/26 (1)	590	594

RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 5/1/23 (1)	1,260	1,310

Select Medical Corp., 6.38%, 6/1/21	25	25

Surgery Center Holdings, Inc., 6.75%, 7/1/25 (1)	910	883

Team Health Holdings, Inc., 6.38%, 2/1/25 (1)	570	489

Tenet Healthcare Corp., 6.00%, 10/1/20	75	78
7.50%, 1/1/22 (1)	185	195
8.13%, 4/1/22	210	219
6.75%, 6/15/23	535	524
4.63%, 7/15/24 (1)	312	300
7.00%, 8/1/25 (1)	100	98
6.88%, 11/15/31	100	91

Universal Hospital Services, Inc., 7.63%, 8/15/20	100	101

Vizient, Inc., 10.38%, 3/1/24 (1)	1,560	1,728

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	125	119
		10,739

Home Improvement – 0.6%

Apex Tool Group LLC/BC Mountain Finance, Inc.,
9.00%, 2/15/23 (1)	1,130	1,127

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Home Improvement – 0.6% – continued

BMC East LLC, 5.50%, 10/1/24 (1)	$75	$75

Griffon Corp., 5.25%, 3/1/22	125	125

Jeld-Wen, Inc., 4.63%, 12/15/25 (1)	50	48
4.88%, 12/15/27 (1)	50	47

Scotts Miracle-Gro (The) Co., 5.25%, 12/15/26	50	50

Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 7/15/23	50	51
		1,523

Homebuilders – 1.4%

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 8/1/25 (1)	50	49

AV Homes, Inc., 6.63%, 5/15/22	100	102

Beazer Homes USA, Inc., 8.75%, 3/15/22	100	108
6.75%, 3/15/25	50	50

Century Communities, Inc., 6.88%, 5/15/22	125	129
5.88%, 7/15/25	100	95

K Hovnanian Enterprises, Inc., 5.00%, 11/1/21	385	347

Lennar Corp., 8.38%, 5/15/18 (1)	80	81
6.95%, 6/1/18	40	40
8.38%, 1/15/21 (1)	85	94
4.13%, 1/15/22	175	172
5.38%, 10/1/22 (1)	150	154
4.75%, 11/15/22	215	216
4.88%, 12/15/23	260	261
5.25%, 6/1/26 (1)	195	193

Meritage Homes Corp., 6.00%, 6/1/25	215	220
6.00%, 6/1/25 (1)	25	26

PulteGroup, Inc., 4.25%, 3/1/21	340	344

Shea Homes L.P./Shea Homes Funding Corp., 6.13%, 4/1/25 (1)	95	96

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Homebuilders – 1.4% – continued

Toll Brothers Finance Corp., 4.00%, 12/31/18	$105	$106
4.38%, 4/15/23	140	139
4.35%, 2/15/28	120	112

TRI Pointe Group, Inc., 5.25%, 6/1/27	50	47

Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/1/23	175	174
6.63%, 8/15/25 (1)	75	74

William Lyon Homes, Inc., 6.00%, 9/1/23 (1)	50	50
5.88%, 1/31/25	125	122
		3,601

Industrial Other – 0.6%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	150	146

APTIM Corp., 7.75%, 6/15/25 (1)	125	108

Brand Industrial Services, Inc., 8.50%, 7/15/25 (1)	125	130

Engility Corp., 8.88%, 9/1/24	25	26

Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	50	51

H&E Equipment Services, Inc., 5.63%, 9/1/25	100	101

HD Supply, Inc., 5.75%, 4/15/24 (1)	210	221

Herc Rentals, Inc., 7.50%, 6/1/22 (1)	60	64
7.75%, 6/1/24 (1)	129	140

New Enterprise Stone & Lime Co., Inc., 10.13%, 4/1/22 (1)	125	134
6.25%, 3/15/26 (1)	50	50

United Rentals North America, Inc., 4.63%, 7/15/23	55	56
5.75%, 11/15/24	225	234
5.88%, 9/15/26	50	52
4.88%, 1/15/28	75	72
		1,585

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Internet Media – 0.3%

Match Group, Inc., 6.38%, 6/1/24	$50	$53
5.00%, 12/15/27 (1)	50	49

Netflix, Inc., 5.38%, 2/1/21	40	42
5.50%, 2/15/22	300	311
4.38%, 11/15/26	150	142
4.88%, 4/15/28 (1)	85	82
		679

Iron & Steel – 1.0%

Specialty Steel Supply, Inc., 11.62%, 11/15/22	2,670	2,670

Life Insurance – 0.4%

AssuredPartners, Inc., 7.00%, 8/15/25 (1)	1,125	1,111

Genworth Holdings, Inc., 7.70%, 6/15/20	25	25
		1,136

Machinery Manufacturing – 1.2%

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (1)	100	107

Cloud Crane LLC, 10.13%, 8/1/24 (1)	150	166

CNH Industrial Capital LLC, 3.38%, 7/15/19	85	85
4.88%, 4/1/21	150	154
4.38%, 4/5/22	205	208

JPW Industries Holding Corp., 9.00%, 10/1/24 (1)	1,140	1,196

SPX FLOW, Inc., 5.63%, 8/15/24 (1)	50	51
5.88%, 8/15/26 (1)	50	51

Tennant Co., 5.63%, 5/1/25	50	51

Titan International, Inc., 6.50%, 11/30/23 (1)	125	129

Welbilt, Inc., 9.50%, 2/15/24	85	95

Xerium Technologies, Inc., 9.50%, 8/15/21	810	834
		3,127

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Managed Care – 1.7%

Centene Corp., 4.75%, 5/15/22	$365	$370
6.13%, 2/15/24	145	151

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	200	206

Opal Acquisition, Inc., 7.50%, 7/1/24 (1)(5)	1,304	1,288
10.00%, 10/1/24 (1)	1,636	1,415

Polaris Intermediate Corp., 8.50%, 12/1/22 (1)(4)	1,000	1,020
		4,450

Manufactured Goods – 1.5%

FXI Holdings, Inc., 7.88%, 11/1/24 (1)	25	24

Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (1)	100	105

Material Science Corp., 14.00%, 6/22/22 (7)	1,474	1,328

Novelis Corp., 6.25%, 8/15/24 (1)	25	26
5.88%, 9/30/26 (1)	295	289

Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc., 8.63%, 6/1/21 (1)	2,070	2,117
		3,889

Mass Merchants – 0.1%

Dollar Tree, Inc., 5.75%, 3/1/23	230	240

Medical Equipment & Devices Manufacturing – 0.6%

Avantor, Inc., 9.00%, 10/1/25 (1)	1,295	1,276

Hologic, Inc., 4.38%, 10/15/25 (1)	170	164
4.63%, 2/1/28 (1)	45	43
		1,483

Metals & Mining – 2.8%

AK Steel Corp., 7.63%, 10/1/21	75	77

Aleris International, Inc., 7.88%, 11/1/20	175	172
9.50%, 4/1/21 (1)	50	52

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Metals & Mining – 2.8% – continued

Big River Steel LLC/BRS Finance Corp., 7.25%, 9/1/25 (1)	$946	$982

Century Aluminum Co., 7.50%, 6/1/21 (1)	1,160	1,180

Cleveland-Cliffs, Inc., 5.75%, 3/1/25 (1)	125	119

Coeur Mining, Inc., 5.88%, 6/1/24	50	50

Freeport-McMoRan, Inc., 3.10%, 3/15/20	130	129
4.00%, 11/14/21	115	115
6.75%, 2/1/22	100	103
3.55%, 3/1/22	120	116
6.88%, 2/15/23	25	27
3.88%, 3/15/23	435	420
5.40%, 11/14/34	475	451
5.45%, 3/15/43	335	308

Hecla Mining Co., 6.88%, 5/1/21	75	76

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	540	595

Real Alloy Holding, Inc., 10.00%, 5/16/18 (7)	1,647	1,703
10.00%, 1/15/19 (1)(7)(8)	1,283	166

Steel Dynamics, Inc., 5.50%, 10/1/24	145	150

TMS International Corp., 7.25%, 8/15/25 (1)	75	78

United States Steel Corp., 6.88%, 8/15/25	100	103
6.25%, 3/15/26	50	50

Warrior Met Coal, Inc., 8.00%, 11/1/24 (1)	150	153
		7,375

Oil & Gas Services & Equipment – 0.4%

Calfrac Holdings L.P., 7.50%, 12/1/20 (1)	225	221

Diamond Offshore Drilling, Inc., 7.88%, 8/15/25	25	25

FTS International, Inc., 6.25%, 5/1/22	125	125

Global Marine, Inc., 7.00%, 6/1/28	25	25

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Oil & Gas Services & Equipment – 0.4% – continued

Nabors Industries, Inc., 5.00%, 9/15/20	$50	$50
4.63%, 9/15/21	25	24

Parker Drilling Co., 7.50%, 8/1/20	25	23
6.75%, 7/15/22	25	19

Rowan Cos., Inc., 7.38%, 6/15/25	100	94

SESI LLC, 7.13%, 12/15/21	50	51
7.75%, 9/15/24 (1)	310	321

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26 (1)	75	76

Weatherford International LLC, 9.88%, 3/1/25 (1)	25	23
6.80%, 6/15/37	75	53
		1,130

Pharmaceuticals – 0.3%

Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (1)	200	173
5.38%, 1/15/23 (1)	255	193

inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (1)	120	128

Valeant Pharmaceuticals International, 6.75%, 8/15/21 (1)	25	25
7.25%, 7/15/22 (1)	280	280
		799

Pipeline – 3.4%

American Midstream Partners L.P./American Midstream Finance Corp., 8.50%, 12/15/21 (1)	100	101

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 9/15/24	335	338

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (1)	100	102

Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	100	111
5.88%, 3/31/25	275	288

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Pipeline – 3.4% – continued
5.13%, 6/30/27	$95	$94

Cheniere Energy Partners L.P., 5.25%, 10/1/25 (1)	635	626

CNX Midstream Partners L.P./CNX Midstream Finance Corp., 6.50%, 3/15/26 (1)	50	49

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 4/1/23	110	111
5.75%, 4/1/25	105	104

DCP Midstream Operating L.P., 9.75%, 3/15/19 (1)	95	100
2.70%, 4/1/19	105	104
8.13%, 8/16/30	35	43
6.45%, 11/3/36 (1)	60	64
(Variable, ICE LIBOR USD 3M + 3.85%), 5.85%, 5/21/43 (1)(2)	310	293
5.60%, 4/1/44	205	207

Energy Transfer Equity L.P., 7.50%, 10/15/20	490	528
4.25%, 3/15/23	50	48
5.88%, 1/15/24	175	181

Energy Transfer Partners L.P., (Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (2)(3)	75	72
(Variable, ICE LIBOR USD 3M + 4.16%), 6.63%, 2/15/28 (2)(3)	50	48

Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/1/25	25	24

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 8/1/24 (1)	100	102

NGPL PipeCo LLC, 4.38%, 8/15/22 (1)	100	99

NuStar Logistics L.P., 8.40%, 4/15/18	35	35
4.80%, 9/1/20	175	175
6.75%, 2/1/21	55	57
4.75%, 2/1/22	60	58

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	100	101
6.88%, 5/15/23 (1)	75	76

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Pipeline – 3.4% – continued

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	$50	$48

Rockies Express Pipeline LLC, 6.85%, 7/15/18 (1)	80	81
6.00%, 1/15/19 (1)	255	259
5.63%, 4/15/20 (1)	275	285
7.50%, 7/15/38 (1)	75	90
6.88%, 4/15/40 (1)	25	29

SemGroup Corp., 7.25%, 3/15/26	180	180

SemGroup Corp./Rose Rock Finance Corp., 5.63%, 7/15/22	450	436
5.63%, 11/15/23	460	435

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 8/15/22	207	202
5.75%, 4/15/25	420	400

Summit Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 7.43%), 9.50%, 12/15/22 (2)(3)	125	127

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (1)	75	76

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.13%, 11/15/19	120	120
4.25%, 11/15/23	555	533
6.75%, 3/15/24	280	296
5.13%, 2/1/25	150	149
5.00%, 1/15/28 (1)	335	320

TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 2/15/26	25	25

Williams (The) Cos., Inc., 7.88%, 9/1/21	90	101
7.50%, 1/15/31	120	146
5.75%, 6/24/44	255	270
		8,947

Power Generation – 2.1%

Calpine Corp., 6.00%, 1/15/22 (1)	455	467

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Power Generation – 2.1% – continued
5.38%, 1/15/23	$620	$593
5.50%, 2/1/24	450	409
5.75%, 1/15/25	540	494

Dynegy, Inc., 7.38%, 11/1/22	350	369
5.88%, 6/1/23	310	318
7.63%, 11/1/24	520	561
8.00%, 1/15/25 (1)	110	120
8.13%, 1/30/26 (1)	275	304

GenOn Energy, Inc., 7.88%, 6/15/17 (8)	50	41

NRG Energy, Inc., 6.25%, 7/15/22	155	160
6.25%, 5/1/24	25	26
7.25%, 5/15/26	590	624
6.63%, 1/15/27	920	941
5.75%, 1/15/28 (1)	25	24

NRG Yield Operating LLC, 5.00%, 9/15/26	50	49

Pattern Energy Group, Inc., 5.88%, 2/1/24 (1)	100	102
		5,602

Property & Casualty Insurance – 0.9%

Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25 (1)	150	144

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23 (1)	790	814

Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, (100% Cash), 7/15/19 (1)(4)	25	25

HUB International Ltd., 7.88%, 10/1/21 (1)	605	626

Radian Group, Inc., 7.00%, 3/15/21	25	27
4.50%, 10/1/24	75	73

USIS Merger Sub, Inc., 6.88%, 5/1/25 (1)	645	645
		2,354

Publishing & Broadcasting – 1.9%

CBS Radio, Inc., 7.25%, 11/1/24 (1)	75	76

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Publishing & Broadcasting – 1.9% – continued

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	$550	$549
6.50%, 11/15/22	260	265

EW Scripps (The) Co., 5.13%, 5/15/25 (1)	100	93

Gray Television, Inc., 5.13%, 10/15/24 (1)	210	203
5.88%, 7/15/26 (1)	385	374

iHeartCommunications, Inc., 9.00%, 12/15/19 (8)	50	40
14.00%, 2/1/21 (8)	129	19

Nexstar Broadcasting, Inc., 5.63%, 8/1/24 (1)	225	220

Salem Media Group, Inc., 6.75%, 6/1/24 (1)	25	24

Sinclair Television Group, Inc., 5.38%, 4/1/21	205	207
6.13%, 10/1/22	125	128
5.13%, 2/15/27 (1)	250	232

Sirius XM Radio, Inc., 3.88%, 8/1/22 (1)	125	120
4.63%, 5/15/23 (1)	45	44
6.00%, 7/15/24 (1)	410	422
5.38%, 7/15/26 (1)	305	301
5.00%, 8/1/27 (1)	225	212

TEGNA, Inc., 5.13%, 10/15/19	318	320
5.13%, 7/15/20	200	203
6.38%, 10/15/23	25	26

Townsquare Media, Inc., 6.50%, 4/1/23 (1)	75	71

Tribune Media Co., 5.88%, 7/15/22	370	375

Urban One, Inc., 9.25%, 2/15/20 (1)	660	640
		5,164

Real Estate – 2.8%

Crescent Communities LLC/Crescent Ventures, Inc., 8.88%, 10/15/21 (1)	117	123

CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 3/15/24	25	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Real Estate – 2.8% – continued
5.38%, 3/15/27	$25	$25

Equinix, Inc., 5.38%, 4/1/23	350	357
5.88%, 1/15/26	175	182

ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	280	272

FelCor Lodging L.P., 6.00%, 6/1/25	250	258

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25 (1)	50	50

Iron Mountain US Holdings, Inc., 5.38%, 6/1/26 (1)	85	81

Iron Mountain, Inc., 6.00%, 8/15/23	375	388
5.75%, 8/15/24	675	654
5.25%, 3/15/28 (1)	145	137

iStar, Inc., 4.63%, 9/15/20	50	50

Kennedy-Wilson, Inc., 5.88%, 4/1/24	25	25

MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, 3/1/24	345	362
5.50%, 5/1/24	415	423
5.25%, 8/1/26	365	364
5.00%, 10/15/27	470	461

Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (1)	250	251
5.25%, 12/1/21 (1)	225	226

RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 4/15/23	50	50

Sabra Health Care L.P./Sabra Capital Corp., 5.50%, 2/1/21	585	597

SBA Communications Corp., 4.00%, 10/1/22 (1)	100	96

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (1)	1,125	1,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Real Estate – 2.8% – continued

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23	$1,010	$954

VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23	90	100
		7,529

Real Estate Investment Trusts – 0.5%

QCP SNF West/Central/East/AL REIT LLC, 8.13%, 11/1/23 (1)	1,360	1,411

Refining & Marketing – 0.1%

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	175	185

CITGO Petroleum Corp., 6.25%, 8/15/22 (1)	25	25

Delek Logistics Partners L.P., 6.75%, 5/15/25 (1)	75	76
		286

Restaurants – 0.3%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	125	126
8.75%, 10/1/25 (1)	175	182

IRB Holding Corp., 6.75%, 2/15/26 (1)	75	73

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/1/24 (1)	100	99
5.25%, 6/1/26 (1)	315	314

Nathan’s Famous, Inc., 6.63%, 11/1/25 (1)	50	50
		844

Retail – Consumer Discretionary – 1.3%

American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (1)	100	103

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (1)	160	152

Beacon Escrow Corp., 4.88%, 11/1/25 (1)	25	24

Beacon Roofing Supply, Inc., 6.38%, 10/1/23	75	79

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Retail – Consumer Discretionary – 1.3% – continued

Builders FirstSource, Inc., 5.63%, 9/1/24 (1)	$100	$100

FirstCash, Inc., 5.38%, 6/1/24 (1)	50	51

Hertz (The) Corp., 5.88%, 10/15/20	165	164
7.63%, 6/1/22 (1)	110	112
5.50%, 10/15/24 (1)	725	613

L Brands, Inc., 5.25%, 2/1/28	25	24
6.75%, 7/1/36	200	192

Lithia Motors, Inc., 5.25%, 8/1/25 (1)	50	50

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (1)	1,235	1,238

Penske Automotive Group, Inc., 3.75%, 8/15/20	50	50
5.75%, 10/1/22	100	102

PetSmart, Inc., 5.88%, 6/1/25 (1)	100	72

QVC, Inc., 5.45%, 8/15/34	140	135

Sonic Automotive, Inc., 6.13%, 3/15/27	100	96
		3,357

Retail – Consumer Staples – 0.1%

US Foods, Inc., 5.88%, 6/15/24 (1)	150	153

Semiconductors – 0.6%

Advanced Micro Devices, Inc., 7.50%, 8/15/22	66	72
7.00%, 7/1/24	261	274

Amkor Technology, Inc., 6.38%, 10/1/22	270	278

Entegris, Inc., 4.63%, 2/10/26 (1)	50	49

Micron Technology, Inc., 5.25%, 1/15/24 (1)	275	284
5.50%, 2/1/25	145	151
5.63%, 1/15/26 (1)	120	124

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Semiconductors – 0.6% – continued

Microsemi Corp., 9.13%, 4/15/23 (1)	$99	$110

Qorvo, Inc., 6.75%, 12/1/23	125	133
7.00%, 12/1/25	50	54
		1,529

Software & Services – 2.6%

Ascend Learning LLC, 6.88%, 8/1/25 (1)	25	26

BMC Software Finance, Inc., 8.13%, 7/15/21 (1)	125	125

Boxer Parent Co., Inc., 9.00%, (100% Cash), 10/15/19 (1)(4)	24	24

CDK Global, Inc., 3.80%, 10/15/19	80	80
5.00%, 10/15/24	30	31
4.88%, 6/1/27 (1)	96	92

Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/1/25 (1)	125	124

Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	125	132

Gartner, Inc., 5.13%, 4/1/25 (1)	50	50

Harland Clarke Holdings Corp., 9.25%, 3/1/21 (1)	375	385
8.38%, 8/15/22 (1)	370	376

Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, (100% Cash), 5/1/21 (1)(4)	486	491

Infor US, Inc., 6.50%, 5/15/22	300	305

iPayment, Inc., 10.75%, 4/15/24 (1)	25	28

j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25 (1)	325	333

MSCI, Inc., 5.25%, 11/15/24 (1)	325	332
5.75%, 8/15/25 (1)	285	298
4.75%, 8/1/26 (1)	50	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Software & Services – 2.6% – continued

Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/1/20	$285	$285
5.00%, 4/15/22 (1)	720	719

Nuance Communications, Inc., 5.38%, 8/15/20 (1)	180	181
6.00%, 7/1/24	440	451

Quintiles IMS, Inc., 5.00%, 10/15/26 (1)	200	199

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	565	558

Riverbed Technology, Inc., 8.88%, 3/1/23 (1)	180	171

RP Crown Parent LLC, 7.38%, 10/15/24 (1)	330	342

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	125	139

SS&C Technologies Holdings, Inc., 5.88%, 7/15/23	125	132

Symantec Corp., 5.00%, 4/15/25 (1)	170	171

Veritas US, Inc./Veritas Bermuda Ltd., 10.50%, 2/1/24 (1)	200	187
		6,817

Supermarkets & Pharmacies – 0.2%

Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.75%, 3/15/25	455	388

Cumberland Farms, Inc., 6.75%, 5/1/25 (1)	150	156
		544

Tobacco – 0.0%

Vector Group Ltd., 6.13%, 2/1/25(1)	75	75

Transportation & Logistics – 0.2%

BCD Acquisition, Inc., 9.63%, 9/15/23 (1)	320	346

Wabash National Corp., 5.50%, 10/1/25 (1)	25	24

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Transportation & Logistics – 0.2% – continued

XPO Logistics, Inc., 6.50%, 6/15/22 (1)	$75	$77
6.13%, 9/1/23 (1)	50	52
		499

Travel & Lodging – 0.1%

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/1/25	250	250

Utilities – 0.5%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	75	72
5.75%, 5/20/27	100	96

Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 5/1/21	50	48

Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., 8.63%, 6/15/20	50	46

NextEra Energy Operating Partners L.P., 4.25%, 9/15/24 (1)	50	48

Talen Energy Supply LLC, 4.60%, 12/15/21	445	385
9.50%, 7/15/22 (1)	505	490
6.50%, 6/1/25	155	109
10.50%, 1/15/26 (1)	50	43
		1,337

Waste & Environment Services & Equipment – 0.0%

Wrangler Buyer Corp, 6.00%, 10/1/25 (1)	25	25

Wireless Telecommunications Services – 1.5%

Hughes Satellite Systems Corp., 6.50%, 6/15/19	183	188
6.63%, 8/1/26	175	174

Iridium Communications, Inc., 10.25%, 4/15/23 (1)	290	298

Sprint Capital Corp., 8.75%, 3/15/32	500	523

Sprint Communications, Inc., 9.00%, 11/15/18 (1)	395	407
9.25%, 4/15/22	75	86
6.00%, 11/15/22	175	172

Sprint Corp., 7.88%, 9/15/23	355	362

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Wireless Telecommunications Services – 1.5% – continued
7.13%, 6/15/24	$820	$800
7.63%, 3/1/26	145	141

T-Mobile USA, Inc., 4.00%, 4/15/22	50	50
6.00%, 3/1/23	560	582
6.00%, 4/15/24	125	130
4.50%, 2/1/26	75	72
4.75%, 2/1/28	125	120
		4,105

Wireline Telecommunications Services – 3.0%

CenturyLink, Inc., 7.50%, 4/1/24	25	25
7.60%, 9/15/39	100	86

Cogent Communications Group, Inc., 5.38%, 3/1/22 (1)	50	51

Embarq Corp., 8.00%, 6/1/36	1,135	1,070

Frontier Communications Corp., 8.13%, 10/1/18	115	116
10.50%, 9/15/22	470	393
7.13%, 1/15/23	80	54
7.63%, 4/15/24	145	91
11.00%, 9/15/25	1,400	1,049
8.50%, 4/1/26 (1)	75	73
9.00%, 8/15/31	657	399

GTT Communications, Inc., 7.88%, 12/31/24 (1)	790	792

Level 3 Financing, Inc., 5.38%, 8/15/22	110	110
5.63%, 2/1/23	125	125
5.13%, 5/1/23	310	304
5.38%, 1/15/24	190	185

Level 3 Parent LLC, 5.75%, 12/1/22	205	204

Qualitytech L.P./QTS Finance Corp., 4.75%, 11/15/25 (1)	25	24

Qwest Corp., 6.88%, 9/15/33	390	371

West Corp., 8.50%, 10/15/25 (1)	1,285	1,243

Windstream Services LLC/Windstream Finance Corp., 7.75%, 10/1/21	31	23

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.9% – continued

Wireline Telecommunications Services – 3.0% – continued
6.38%, 8/1/23 (1)	$27	$15
8.63%, 10/31/25 (1)	18	17

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	495	509
6.38%, 5/15/25	150	155
5.75%, 1/15/27 (1)	555	543
		8,027
Total Corporate Bonds
(Cost $174,908)		172,306

FOREIGN ISSUER BONDS – 13.2%

Advertising & Marketing – 0.2%

MDC Partners, Inc., 6.50%, 5/1/24 (1)	450	438

Aerospace & Defense – 0.3%

Bombardier, Inc., 8.75%, 12/1/21 (1)	350	384
6.00%, 10/15/22 (1)	150	149
6.13%, 1/15/23 (1)	200	199
		732

Airlines – 0.1%

Air Canada, 7.75%, 4/15/21 (1)	300	328

Auto Parts Manufacturing – 0.2%

Delphi Technologies PLC, 5.00%, 10/1/25 (1)	75	72

IHO Verwaltungs GmbH, 4.50%, (100% Cash), 9/15/23 (1)(4)	275	267

Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (1)	295	304
		643

Banks – 0.1%

Barclays Bank PLC, 7.63%, 11/21/22	200	220

Biotechnology – 0.0%

Concordia International Corp., 9.50%, 10/21/22 (1)	100	6

Cable & Satellite – 2.0%

Altice Luxembourg S.A., 7.75%, 5/15/22 (1)	845	785
7.63%, 2/15/25 (1)	285	244

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Cable & Satellite – 2.0% – continued

SFR Group S.A., 6.00%, 5/15/22 (1)	$1,605	$1,569
7.38%, 5/1/26 (1)	610	581

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/1/28 (1)	400	384

Unitymedia GmbH, 6.13%, 1/15/25 (1)	200	210

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (1)	205	208

UPCB Finance IV Ltd., 5.38%, 1/15/25 (1)	205	198

Virgin Media Finance PLC, 6.00%, 10/15/24 (1)	425	421

Virgin Media Secured Finance PLC, 5.50%, 8/15/26 (1)	300	291

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (1)	435	409
		5,300

Casinos & Gaming – 0.3%

Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24 (1)	75	80

International Game Technology PLC, 5.63%, 2/15/20 (1)	260	266
6.25%, 2/15/22 (1)	230	241

Wynn Macau Ltd., 5.50%, 10/1/27 (1)	200	196
		783

Chemicals – 0.6%

Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	175	132

Kissner Holdings L.P./Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA, 8.38%, 12/1/22 (1)	100	102

NOVA Chemicals Corp., 5.25%, 8/1/23 (1)	185	186
4.88%, 6/1/24 (1)	405	388
5.00%, 5/1/25 (1)	270	259
5.25%, 6/1/27 (1)	320	304

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Chemicals – 0.6% – continued

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 9/1/25 (1)	$75	$74

Tronox Finance PLC, 5.75%, 10/1/25 (1)	75	73

Venator Finance S.a.r.l./Venator Materials Corp., 5.75%, 7/15/25 (1)	25	25
		1,543

Commercial Finance – 1.2%

Aircastle Ltd., 4.63%, 12/15/18	335	338
6.25%, 12/1/19	190	197
5.13%, 3/15/21	635	651
5.50%, 2/15/22	100	104

Fly Leasing Ltd., 6.38%, 10/15/21	200	208

Park Aerospace Holdings Ltd., 3.63%, 3/15/21 (1)	75	71
5.25%, 8/15/22 (1)	1,130	1,107
5.50%, 2/15/24 (1)	475	461
		3,137

Communications Equipment – 0.0%

Nokia OYJ, 3.38%, 6/12/22	25	24

Consumer Finance – 0.1%

4finance S.A., 10.75%, 5/1/22(1)	200	208

Consumer Services – 0.1%

Garda World Security Corp., 7.25%, 11/15/21 (1)	50	51

GW Honos Security Corp., 8.75%, 5/15/25 (1)	200	209
		260

Containers & Packaging – 0.6%

ARD Finance S.A., 7.13%, (100% Cash), 9/15/23 (4)	200	207

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21 (1)	300	306
4.25%, 9/15/22 (1)	405	403

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Containers & Packaging – 0.6% – continued
7.25%, 5/15/24 (1)	$250	$266
6.00%, 2/15/25 (1)	325	327
		1,509

Diversified Banks – 0.2%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)(3)	25	23

Barclays PLC, (Variable, USD Swap 5Y + 6.71%), 8.25%, 12/15/18 (2)(3)	400	413
		436

Exploration & Production – 0.9%

Aker BP ASA, 5.88%, 3/31/25 (1)	150	152

MEG Energy Corp., 6.38%, 1/30/23 (1)	680	568
7.00%, 3/31/24 (1)	1,660	1,369

OGX Austria GmbH, 8.50%, 6/1/18 (8)(9)	2,420	–
8.38%, 4/1/22 (8)(9)	1,800	–

Seven Generations Energy Ltd., 6.88%, 6/30/23 (1)	75	78
5.38%, 9/30/25 (1)	50	48

Vermilion Energy, Inc., 5.63%, 3/15/25 (1)	75	73
		2,288

Financial Services – 0.0%

Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc.,
8.50%, 12/15/22 (1)	50	50

Travelport Corporate Finance PLC, 6.00%, 3/15/26 (1)	25	25
		75

Homebuilders – 0.1%

Brookfield Residential Properties, Inc., 6.38%, 5/15/25 (1)	25	25

Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/1/22 (1)	50	52

Mattamy Group Corp., 6.50%, 10/1/25 (1)	25	25

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Homebuilders – 0.1% – continued

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 3/1/24 (1)	$238	$238
		340

Industrial Other – 0.0%

Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (1)	50	50

Machinery Manufacturing – 0.4%

CNH Industrial N.V., 4.50%, 8/15/23	120	122

Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26 (1)	930	927
		1,049

Medical Equipment & Devices Manufacturing – 0.0%

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.50%, 4/15/25 (1)	155	120

Metals & Mining – 1.7%

Alcoa Nederland Holding B.V., 7.00%, 9/30/26 (1)	200	216

ArcelorMittal, 5.50%, 8/5/20	25	26
7.00%, 3/1/41	110	128

Constellium N.V., 6.63%, 3/1/25 (1)	250	253

Essar Steel Algoma, Inc., 9.50%, 11/15/19 (1)(8)	275	155

First Quantum Minerals Ltd., 7.00%, 2/15/21 (1)	250	251
7.25%, 5/15/22 (1)	165	165
6.50%, 3/1/24 (1)	200	190
6.88%, 3/1/26 (1)	200	190

FMG Resources (August 2006) Pty. Ltd., 9.75%, 3/1/22 (1)	25	28
4.75%, 5/15/22 (1)	230	227
5.13%, 5/15/24 (1)	45	44

Hudbay Minerals, Inc., 7.25%, 1/15/23 (1)	50	52
7.63%, 1/15/25 (1)	330	349

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Metals & Mining – 1.7% – continued

IAMGOLD Corp., 7.00%, 4/15/25 (1)	$75	$77

Kinross Gold Corp., 5.13%, 9/1/21	50	52
4.50%, 7/15/27 (1)	25	24

Mountain Province Diamonds, Inc., 8.00%, 12/15/22 (1)	25	25

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	680	694

Taseko Mines Ltd., 8.75%, 6/15/22 (1)	150	156

Teck Resources Ltd., 4.50%, 1/15/21	75	75
4.75%, 1/15/22	250	253
3.75%, 2/1/23	25	24
8.50%, 6/1/24 (1)	165	183
6.13%, 10/1/35	100	106
6.00%, 8/15/40	100	103
6.25%, 7/15/41	310	329
5.20%, 3/1/42	25	23
		4,398

Oil & Gas Services & Equipment – 0.6%

Ensco PLC, 7.75%, 2/1/26	25	23
5.75%, 10/1/44	80	54

Noble Holding International Ltd., 7.75%, 1/15/24	125	116
7.88%, 2/1/26 (1)	50	49

Precision Drilling Corp., 6.50%, 12/15/21	242	244
7.75%, 12/15/23	100	104
5.25%, 11/15/24	320	300
7.13%, 1/15/26 (1)	75	74

Transocean, Inc., 5.80%, 10/15/22	75	72
9.00%, 7/15/23 (1)	75	80
7.50%, 1/15/26 (1)	125	123
7.50%, 4/15/31	50	44

Trinidad Drilling Ltd., 6.63%, 2/15/25 (1)	75	70

Weatherford International Ltd., 8.25%, 6/15/23	25	22

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Oil & Gas Services & Equipment – 0.6% – continued
9.88%, 2/15/24	$75	$68
6.50%, 8/1/36	25	18
7.00%, 3/15/38	50	36
		1,497

Pharmaceuticals – 0.8%

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	570	430
6.00%, 2/1/25 (1)	315	226

Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (1)	150	151
5.50%, 3/1/23 (1)	410	359
5.88%, 5/15/23 (1)	625	551
6.13%, 4/15/25 (1)	25	22
5.50%, 11/1/25 (1)	325	316
9.00%, 12/15/25 (1)	200	199
		2,254

Property & Casualty Insurance – 0.1%

Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (1)	200	207

Publishing & Broadcasting – 0.0%

Clear Channel International B.V., 8.75%, 12/15/20 (1)	25	26

Refining & Marketing – 0.0%

Parkland Fuel Corp., 6.00%, 4/1/26 (1)	25	25

Restaurants – 0.4%

1011778 B.C. ULC/New Red Finance, Inc., 4.63%, 1/15/22 (1)	175	175
4.25%, 5/15/24 (1)	605	579
5.00%, 10/15/25 (1)	415	395
		1,149

Semiconductors – 0.4%

NXP B.V./NXP Funding LLC, 4.13%, 6/1/21 (1)	545	550
3.88%, 9/1/22 (1)	200	199

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (1)	295	310
		1,059

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Software & Services – 0.4%

Camelot Finance S.A., 7.88%, 10/15/24 (1)	$175	$182

IHS Markit Ltd., 5.00%, 11/1/22 (1)	455	472

Nielsen Co. Luxembourg (The) S.a.r.l., 5.50%, 10/1/21 (1)	150	152

Open Text Corp., 5.88%, 6/1/26 (1)	375	386
		1,192

Travel & Lodging – 0.3%

NCL Corp. Ltd., 4.75%, 12/15/21 (1)	575	581

Silversea Cruise Finance Ltd., 7.25%, 2/1/25 (1)	75	79

Viking Cruises Ltd., 6.25%, 5/15/25 (1)	25	25
		685

Utilities – 0.0%

Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23 (1)	50	50

Wireless Telecommunications Services – 1.0%

Digicel Group Ltd., 8.25%, 9/30/20 (1)	500	430

Intelsat Connect Finance S.A., 12.50%, 4/1/22 (1)	341	262

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	295	238
8.00%, 2/15/24 (1)	100	105
9.75%, 7/15/25 (1)	250	233

Intelsat Luxembourg S.A., 7.75%, 6/1/21	288	158
8.13%, 6/1/23	221	106

SoftBank Group Corp., 4.50%, 4/15/20 (1)	570	581

Wind Tre S.p.A., 5.00%, 1/20/26 (1)	590	500

Xplornet Communications, Inc., 9.63%, 6/1/22 (1)(4)	26	27
		2,640

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.2% – continued

Wireline Telecommunications Services – 0.1%

Telecom Italia Capital S.A., 6.00%, 9/30/34	$280	$290
Total Foreign Issuer Bonds
(Cost $39,633)		34,961

TERM LOANS – 15.4%

Advertising & Marketing – 0.3%

Advantage Sales & Marketing, Inc., Term Loan, (Floating, ICE LIBOR USD 3M + 6.50%, 1.00% Floor), 8.27%, 7/25/22 (10)	205	195

Getty Images, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.50%, 1.25% Floor), 5.80%, 10/18/19 (10)	594	568
		763

Aerospace & Defense – 0.0%

Sequa Mezzanine Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 7.07%, 11/28/21 (10)	25	25

Auto Parts Manufacturing – 1.1%

DexKo Global, Inc., Term B Loan, (Floating, ICE LIBOR USD 3M + 8.25%), 10.55%, 7/24/25 (10)	1,460	1,475

Truck Hero, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.25%, 1.00% Floor), 10.47%, 4/21/25 (10)	1,360	1,365
		2,840

Cable & Satellite – 0.0%

Radiate Holdco LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 4.88%, 2/1/24 (10)	99	99

Casinos & Gaming – 1.0%

CEOC LLC, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.50%), 4.38%, 10/7/24 (10)	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Casinos & Gaming – 1.0% – continued

CityCenter Holdings LLC, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.38%, 4/18/24 (10)	$50	$50

Cowlitz Tribal Gaming Authority, Term B Loan, (Floating, ICE LIBOR USD 1M + 10.50%, 1.00% Floor), 12.38%, 12/6/21 (10)	243	265

Gateway Casinos & Entertainment Ltd., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 4.75%, 3/13/25 (10)	75	76

Parq Holdings L.P., Closing Date Term Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 9.80%, 12/17/20 (10)	2,139	2,139

Scientific Games International, Inc., Initial Term B-5 Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 4.63%, 8/14/24 (10)	10	10
(Floating, ICE LIBOR USD 2M + 2.75%), 4.74%, 8/14/24 (10)	40	40
		2,680

Chemicals – 0.4%

New Arclin U.S. Holding Corp., Term Loan, (Floating, ICE LIBOR USD 3M + 8.75%, 1.00% Floor), 11.05%, 2/14/25 (10)	333	336

Unifrax I LLC, Initial Dollar Term Loan, (Floating, ICE LIBOR USD 3M + 3.50%, 1.00% Floor), 5.80%, 4/4/24 (10)	50	50

UTEX Industries, Inc., Initial Loan, 5/20/22 (10)(11)	170	163
(Floating, ICE LIBOR USD 1M + 7.25%, 1.00% Floor), 9.13%, 5/20/22 (10)	310	298

Venator Finance S.a.r.l. (Venator Materials LLC), Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 4.88%, 8/8/24 (10)	50	50
		897

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Coal Operations – 0.0%

Peabody Energy Corp., Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%, 1.00% Floor), 5.38%, 3/31/22 (10)	$23	$24

Commercial Finance – 0.0%

Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan, (Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 4.07%, 3/21/22 (10)	50	50

Communications Equipment – 0.0%

CPI International, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%, 1.00% Floor), 5.38%, 7/26/24 (10)	50	50

Consumer Finance – 0.2%

First Data Corp., 2022D New Dollar Term Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 4.12%, 7/8/22 (10)	463	464

Tacala Investment Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%), 4.91%, 1/31/25 (10)	25	25
		489

Consumer Products – 0.4%

Parfums Holding Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.75%, 1.00% Floor), 11.06%, 6/30/25 (10)	950	955

Consumer Services – 0.1%

Aramark Intermediate HoldCo Corp., U.S. Term B-1 Loan, 3/11/25 (10)(11)	75	76

AVSC Holding Corp., Initial Loan, (Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 9.26%, 9/1/25 (10)	25	25

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Consumer Services – 0.1% – continued

USS Ultimate Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 5.63%, 8/25/24 (10)	$50	$50
(Floating, ICE LIBOR USD 1M + 7.75%, 1.00% Floor), 9.63%, 8/25/25 (10)	50	50
		201

Containers & Packaging – 1.0%

Berlin Packaging LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 6.75%, 1.00% Floor), 8.42%, 9/30/22 (10)	2,000	2,018

Berry Global, Inc., Term R Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 3.74%, 1/19/24 (10)	50	50

BWay Holding Co., Initial Term Loan, (Floating, ICE LIBOR USD 2M + 3.25%), 5.27%, 4/3/24 (10)	1	1
(Floating, ICE LIBOR USD 3M + 3.25%), 5.59%, 4/3/24 (10)	198	198

Consolidated Container Co. LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.88%, 5/22/24 (10)	50	50

Crown Holdings, Inc., Dollar Term B Loan, 1/29/25 (10)(11)	50	50

Flex Acquisition Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.00%, 1.00% Floor), 4.69%, 12/29/23 (10)	99	100

Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 4.63%, 2/5/23 (10)	223	224
		2,691

Educational Services – 0.6%

KUEHG Corp., Tranche B Term Loan, (Floating, ICE LIBOR USD 3M + 8.25%, 1.00% Floor), 10.55%, 8/22/25 (10)	950	964

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Educational Services – 0.6% – continued

Learning Care Group (US) No. 2, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 9.39%, 3/13/26 (10)	$176	$178
(Floating, ICE LIBOR USD 2M + 7.50%, 1.00% Floor), 9.41%, 3/13/26 (10)	294	297
		1,439

Entertainment Content – 0.1%

Univision Communications, Inc., 2017 Replacement Repriced Term Loan, (Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 4.63%, 3/15/24 (10)	267	263

Entertainment Resources – 0.2%

Formula One Management Ltd., Facility B3, (Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.38%, 2/1/24 (10)	110	110

Life Time Fitness, Inc., 2017 Refinancing Term Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 4.73%, 6/10/22 (10)	222	222

Seaworld Parks & Entertainment, Inc., Term B-5 Loan, (Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 5.30%, 4/1/24 (10)	149	148

		480

Exploration & Production – 0.1%

California Resources Corp., Initial Loan, (Floating, ICE LIBOR USD 1M + 4.75%, 1.00% Floor), 6.57%, 12/31/22 (10)	250	254

California Resources Corp., Loan, (Floating, ICE LIBOR USD 1M + 10.38%, 1.00% Floor), 12.23%, 12/31/21 (10)	25	28

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Exploration & Production – 0.1% – continued

Chesapeake Energy Corp., Class A Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 9.44%, 8/23/21 (10)	$75	$79
		361

Financial Services – 0.9%

Focus Financial Partners LLC, Term Loan, (Floating, ICE LIBOR USD 3M + 7.50%), 9.80%, 5/22/25 (10)	1,080	1,091

Masergy Holdings, Inc., Initial Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 9.80%, 12/16/24 (10)	840	843

Tempo Acquisition LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 4.88%, 5/1/24 (10)	74	75

Travelport Finance S.a.r.l., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 2.50%), 4.40%, 3/17/25 (10)	25	25

UFC Holdings LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.13%, 8/18/23 (10)	49	49
(Floating, ICE LIBOR USD 1M + 7.50%, 1.00% Floor), 9.38%, 8/18/24 (10)	125	127

Werner FinCo L.P., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 5.88%, 7/24/24 (10)	25	25
(Floating, Prime Rate U.S. 3M + 3.00%, 2.00% Floor), 7.75%, 7/24/24 (10)(12)	–	–
		2,235

Food & Beverage – 0.0%

Chobani LLC, New Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%, 1.00% Floor), 5.38%, 10/10/23 (10)	25	25

PFS Holding Corp., Loan, 1/31/21 (10)(11)	10	7
		32

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Government Regional – 0.0%

Seminole Tribe of Florida, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 3.88%, 7/8/24 (10)	$100	$100

Hardware – 0.4%

Everi Payments, Inc., Term B Loan, (Floating, ICE LIBOR USD 2M + 3.50%, 1.00% Floor), 5.49%, 5/9/24 (10)	99	100

Lully Finance S.a r.l., Initial Term B-1 Loan, (Floating, ICE LIBOR USD 1M + 8.50%, 1.00% Floor), 10.38%, 10/16/23 (10)	1,030	1,012
		1,112

Health Care Facilities & Services – 3.9%

Air Methods Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.50%, 1.00% Floor), 5.80%, 4/22/24 (10)	74	74

Aveanna Healthcare LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.00% Floor), 9.90%, 3/13/25 (10)	1,140	1,129
(Floating, ICE LIBOR USD 3M + 8.00%, 1.00% Floor), 9.98%, 3/13/25 (10)	570	564

Envision Healthcare Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 4.88%, 12/1/23 (10)	90	90

Genoa, a QoL Healthcare Co. LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.00% Floor), 9.88%, 10/28/24 (10)	1,160	1,172

Heartland Dental LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 8.50%, 1.00% Floor), 10.38%, 7/31/24 (10)	1,780	1,795

Lanai Holdings III, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 2M + 8.50%, 1.00% Floor), 10.29%, 8/28/23 (10)	1,820	1,711

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Health Care Facilities & Services – 3.9% – continued

Miami Valley, 10.50%, 1/20/23 (7)	$198	$196

Parexel International Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 4.63%, 9/27/24 (10)	50	50

PharMerica Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 7.75%), 9.46%, 12/5/25 (10)	970	970

Surgery Center Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.13%, 9/2/24 (10)	50	50

Team Health Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 4.63%, 2/6/24 (10)	474	453

U.S. Renal Care, Inc., Term Loan, (Floating, ICE LIBOR USD 3M + 8.00%, 1.00% Floor), 10.30%, 12/29/23 (10)	2,050	2,060

Wink Holdco, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.66%, 12/2/24 (10)	50	50
(Floating, ICE LIBOR USD 1M + 6.75%, 1.00% Floor), 8.42%, 12/1/25 (10)	75	74
		10,438

Home & Office Products Manufacturing – 0.0%

Serta Simmons Bedding LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.00% Floor), 9.71%, 11/8/24 (10)	95	76

Home Improvement – 0.1%

ServiceMaster (The) Co. LLC, Tranche C Term Loan, (Floating, ICE LIBOR USD 1M + 2.50%), 4.38%, 11/8/23 (10)	192	192

Industrial Other – 0.0%

DG Investment Intermediate Holdings 2, Inc., Delayed Draw Term Loan, 2/3/25 (10)(11)(13)	2	2

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Industrial Other – 0.0% – continued

DG Investment Intermediate Holdings 2, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 5.30%, 2/3/25 (10)	$23	$23
(Floating, ICE LIBOR USD 3M + 6.75%, 0.75% Floor), 9.05%, 2/2/26 (10)	25	25
		50

Internet Media – 0.8%

MH Sub I LLC, Amendment No. 2 Initial Term Loan, (Floating, ICE LIBOR USD 1M + 7.50%, 1.00% Floor), 9.28%, 9/15/25 (10)	730	737

Ten-X LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%), 9.89%, 9/29/25 (7)(10)	1,360	1,319
		2,056

Leisure Products Manufacturing – 0.0%

Hayward Industries, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%), 5.38%, 8/5/24 (10)	25	25

Life Insurance – 0.0%

Genworth Holdings, Inc., Initial Loan, (Floating, ICE LIBOR USD 1M + 4.50%, 1.00% Floor), 6.20%, 3/7/23 (10)	25	25

Machinery Manufacturing – 0.4%

Columbus McKinnon Corp., Repriced Term Loan, (Floating, ICE LIBOR USD 3M + 2.50%, 1.00% Floor), 4.80%, 1/31/24 (10)	44	44

Engineered Machinery Holdings, Inc., Delayed Draw Term Loan, 7/18/25 (10)(11)(13)	16	16
(Floating, ICE LIBOR USD 3M + 7.25%), 9.55%, 7/18/25 (10)	82	83

Engineered Machinery Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 5.55%, 7/19/24 (10)	25	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Machinery Manufacturing – 0.4% – continued
(Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 9.55%, 7/18/25 (10)	$827	$833

Terex Corp., Incremental U.S. Term Loan, (Floating, ICE LIBOR USD 2M + 2.00%, 0.75% Floor), 3.99%, 1/31/24 (10)	24	25
		1,026

Managed Care – 0.4%

MPH Acquisition Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 5.05%, 6/7/23 (10)	88	89

Opal Acquisition, Inc., Term B Loan, (Floating, ICE LIBOR USD 3M + 4.00%, 1.00% Floor), 5.69%, 11/27/20 (10)	476	450
(Floating, ICE LIBOR USD 3M + 4.00%, 1.00% Floor), 6.30%, 11/27/20 (10)	584	551
		1,090

Manufactured Goods – 0.0%

Neenah Foundry Co., Loan, (Floating, ICE LIBOR USD 2M + 6.50%), 8.29%, 12/13/22 (10)	50	51

Metals & Mining – 0.2%

Atkore International, Inc., Initial Incremental Term Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 5.06%, 12/22/23 (10)	25	25

Big River Steel LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 7.30%, 8/23/23 (10)	25	25

Helix Acquisition Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.00%), 10.30%, 9/29/25 (10)	50	51

Real Alloy Holding, Inc., Term Loan, 11.50%, 12/1/24 (7)	388	388
		489

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Oil & Gas Services & Equipment – 0.0%

Lucid Energy Group II Borrower LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.79%, 2/17/25 (10)	$25	$25

Pipeline – 0.0%

BCP Renaissance Parent LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.00%, 1.00% Floor), 5.77%, 10/31/24 (10)	100	100

Power Generation – 0.2%

Calpine Corp., Term Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 3.63%, 12/31/19 (10)	50	49
(Floating, ICE LIBOR USD 3M + 2.50%), 4.81%, 1/15/23 (10)	190	190

Vistra Operations Co. LLC, 2016 Incremental Term Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 4.06%, 12/14/23 (10)	71	72
(Floating, ICE LIBOR USD 1M + 2.25%), 4.13%, 12/14/23 (10)	23	23

Vistra Operations Co. LLC, Initial Term C Loan, (Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.38%, 8/4/23 (10)	11	11

Vistra Operations Co. LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 4.38%, 8/4/23 (10)	60	61
		406

Property & Casualty Insurance – 0.1%

Asurion LLC, Replacement B-2 Term Loan, (Floating, ICE LIBOR USD 1M + 6.00%), 7.88%, 8/4/25 (10)	50	51

Asurion LLC, Replacement B-6 Term Loan, 11/3/23 (10)(11)	2	2
(Floating, ICE LIBOR USD 1M + 2.75%), 4.63%, 11/3/23 (10)	48	48

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Property & Casualty Insurance – 0.1% – continued

USI, Inc., 2017 New Term Loan, (Floating, ICE LIBOR USD 3M + 3.00%), 5.30%, 5/16/24 (10)	$75	$75
		176

Publishing & Broadcasting – 0.0%

Meredith Corp., Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 4.88%, 1/31/25 (10)	100	100

Restaurants – 0.1%

1011778 B.C. Unlimited Liability Co., Term B-3 Loan, (Floating, ICE LIBOR USD 1M + 2.25%, 1.00% Floor), 4.13%, 2/16/24 (10)	30	30
(Floating, ICE LIBOR USD 3M + 2.25%, 1.00% Floor), 4.55%, 2/16/24 (10)	19	19

Golden Nugget, Inc., Initial B Term Loan, (Floating, ICE LIBOR USD 2M + 3.25%, 0.75% Floor), 4.90%, 10/4/23 (10)	22	22
(Floating, ICE LIBOR USD 2M + 3.25%, 0.75% Floor), 5.04%, 10/4/23 (10)	28	28

IRB Holding Corp., Term B Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 4.94%, 2/5/25 (10)	50	51
		150

Retail – Consumer Discretionary – 0.1%

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 5.00%, 0.75% Floor), 6.88%, 9/25/24 (10)	134	133

General Nutrition Centers, Inc., Tranche B-2 Term Loan, 3/4/21 (10)(11)	28	28
(Floating, ICE LIBOR USD 3M + 8.75%, 0.75% Floor), 10.73%, 3/4/21 (10)	74	76

PriSo Acquisition Corp., Term B Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.88%, 5/8/22 (10)	49	49
		286

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Semiconductors – 0.0%

Micron Technology, Inc., Term Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 3.88%, 4/26/22 (10)	$25	$25

Software & Services – 2.1%

Barracuda Networks, Inc., Term Loan, (Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 5.06%, 2/12/25 (10)	25	26
(Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 9.06%, 2/12/26 (10)	25	25

Camelot U.S. Acquisition 1 Co., New Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.13%, 10/3/23 (10)	74	74

Donnelley Financial Solutions, Inc., 2017 Refinancing Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 4.88%, 9/29/23 (10)	24	24

Evergreen Skills Lux S.a.r.l., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.75%, 1.00% Floor), 6.63%, 4/28/21 (10)	1,531	1,478
(Floating, ICE LIBOR USD 1M + 8.25%, 1.00% Floor), 10.13%, 4/28/22 (10)	1,360	1,171

Harland Clarke Holdings Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 7.05%, 11/3/23 (10)	136	137

iPayment, Inc., New Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 6.62%, 4/11/23 (10)	75	75

Optiv, Inc., Initial Term Loan, 2/1/24 (10)(11)	50	48
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.13%, 2/1/24 (10)	389	375
1/31/25 (10)(11)	40	38
(Floating, ICE LIBOR USD 1M + 7.25%, 1.00% Floor), 9.13%, 1/31/25 (10)	500	472

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Software & Services – 2.1% – continued

Peak 10 Holding Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 9.02%, 8/1/25 (10)	$880	$883

Presidio Holdings, Inc., Term B Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 4.45%, 2/2/24 (10)	173	174
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 4.63%, 2/2/24 (10)	4	4

RP Crown Parent LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.88%, 10/12/23 (10)	25	25

SS&C Technologies Holdings, Inc., Term B-3 Loan, 2/28/25 (10)(11)	330	332

SS&C Technologies Holdings, Inc., Term B-4 Loan, 2/28/25 (10)(11)	118	118
		5,479

Transportation & Logistics – 0.1%

Deck Chassis Acquisition, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 6.00%), 7.88%, 6/15/23 (10)	50	51

Navistar, Inc., Tranche B Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%), 5.21%, 11/6/24 (10)	150	151

OSG Bulk Ships, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 6.04%, 8/5/19 (10)	76	73
		275

Travel & Lodging – 0.0%

RHP Hotel Properties L.P., Tranche B Term Loan, (Floating, ICE LIBOR USD 3M + 2.25%), 4.07%, 5/11/24 (10)	99	100

Wireline Telecommunications Services – 0.1%

CenturyLink, Inc., Initial Term B Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 4.63%, 1/31/25 (10)	244	240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.4% – continued

Wireline Telecommunications Services – 0.1% – continued

Zayo Group LLC, 2017 Incremental Refinancing B-2 Term Facility, (Floating, ICE LIBOR USD 1M + 2.25%, 1.00% Floor), 4.13%, 1/19/24 (10)	$89	$90
		330
Total Term Loans
(Cost $40,383)		40,756

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.2%

Oil, Gas & Coal – 0.1%

Bonanza Creek Energy, Inc. *	8,355	$232

Halcon Resources Corp. *	22,454	109

Linn Energy, Inc. *(7)	465	15

Peabody Energy Corp.	227	8

Peabody Energy NPV *	163	2
		366

Software – 0.1%

Avaya Holdings Corp. *	5,129	115
Total Common Stocks
(Cost $635)		481

CONVERTIBLE PREFERRED STOCKS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.75% (1)	13	7
Total Convertible Preferred Stocks
(Cost $10)		7

MASTER LIMITED PARTNERSHIPS – 0.2%

Oil, Gas & Coal – 0.2%

Foresight Energy L.P.	107,536	379
Total Master Limited Partnerships
(Cost $–)		379

PREFERRED STOCKS – 0.0%

Oil, Gas & Coal – 0.0%

Peabody Energy Corp. *	567	14
Total Preferred Stocks
(Cost $14)		14

OTHER – 0.0%

Escrow Avaya Holdings Corp. *(9)	250,000	–

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% – continued

Escrow Avaya Holdings Corp.*(9)	25,000	$–

Escrow Clear Channel Worldwide Holdings, Inc.*(9)	100,750	–

Escrow Hercules Offshore, Inc.*	3,570	1

Escrow Peabody Energy Corp.*(9)	200,000	–

Escrow Washington Mutual Bank* (9)	250,000	–
Total Other
(Cost $33)		1

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Halcon Resources Corp., Exp. 9/9/20, Strike $14.04*	3,297	$2

Material Science Corp., Exp. 6/22/22, Strike $0.01*(7)	77,693	104
Peabody Energy Corp., Exp. 8/31/17, Strike $0.01*(9)	5	–
Total Warrants
(Cost $142)		106

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.7%

Northern Institutional Funds - U.S. Government Portfolio, 1.43% (14)(15)	12,531,653	$12,532
Total Investment Companies
(Cost $12,532)		12,532

Total Investments – 98.6%
(Cost $268,329)		261,580

Other Assets less Liabilities – 1.4%		3,830
NET ASSETS – 100.0%		$265,410

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(5)	Restricted security that has been deemed illiquid. At March 31, 2018, the value of these restricted illiquid securities amounted to approximately $1,314,000 or 0.5% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Boyne USA, Inc., 5/1/25	3/27/18	$25

Opal Acquisition, Inc., 7.50%, 7/1/24	6/26/17-8/21/17	1,271

(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2018.
(7)	Level 3 asset.
(8)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(9)	Level 3 asset that is worthless, bankrupt or has been delisted.
(10)	Variable rate security. Rate as of March 31, 2018 is disclosed.
(11)	Position is unsettled. Contract rate was not determined at March 31, 2018 and does not take effect until settlement date.
(12)	Principal Amount and Value rounds to less than one thousand.
(13)	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2.
(14)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(15)	7-day current yield as of March 31, 2018 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
B	36.6%
BB	22.2
BBB	0.5
CCC or below	30.8
Not Rated	5.1
Cash Equivalents	4.8

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

At March 31, 2018, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Convertible Bonds(1)	$–	$37	$–	$37
Corporate Bonds
Entertainment Resources	–	1,714	1,093	2,807
Manufactured Goods	–	2,561	1,328	3,889
Metals & Mining	–	5,506	1,869	7,375
All Other Industries(1)	–	158,235	–	158,235
Total Corporate Bonds	–	168,016	4,290	172,306

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Foreign Issuer Bonds(1)	$–	$34,961	$–	$34,961
Term Loans
Health Care Facilities & Services	–	10,242	196	10,438
Internet Media	–	737	1,319	2,056
Metals & Mining	–	101	388	489
All Other Industries(1)	–	27,773	–	27,773
Total Term Loans	–	38,853	1,903	40,756
Common Stocks
Oil, Gas & Coal	349	2	15	366
Software	115	–	–	115
Total Common Stocks	464	2	15	481
Convertible Preferred Stocks(1)	–	7	–	7
Master Limited Partnerships(1)	379	–	–	379
Preferred Stocks(1)	14	–	–	14
Other	–	1	–	1
Warrants	–	2	104	106
Investment Companies	12,532	–	–	12,532
Total Investments	$13,389	$241,879	$6,312	$261,580

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/17 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)		REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Corporate Bonds

Entertainment Resources	$–	$–	*	$–	$–	*	$1,093	$–	$–	$–	$1,093		$– *

Manufactured Goods	–	–		–	–		–	–	1,328	–	1,328		(25)

Metals & Mining	–	–		–	–		–	–	1,869	–	1,869	**	(1,198)

Term Loans

Health Care Facilities & Services	–	–		–	–		–	–	196	–	196		1

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

	BALANCE AS OF 3/31/17 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/18 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/18 (000s)

Internet Media	$–	$2	$–		$(2)	$1,319	$–	$–	$–	$1,319		$(2)

Metals & Mining	–	–	55		–	554	(221)	–	–	388	**	–

Common Stocks

Oil, Gas & Coal	–	–	2		11	4	(2)	–	–	15		11

Warrants	646	–	—	*	(646)	–	— *	104	–	104		(34)

Total	$646	$2	$57		$(637)	$2,970	$(223)	$3,497	$–	$6,312		$(1,247)

*	Amount rounds to less than one thousand.
**	The Fund valued this security based on the bankruptcy sale.

The Fund valued the securities included in the Balance as of 3/31/18 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee, which also caused the transfers into level 3, as noted above.

	FAIR VALUE AT 3/31/18 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE

Corporate Bonds	$2,421	Market Approach	Yield(2)	10.2%-14%

Term Loans	$1,515	Market Approach	Yield(2)	9.8%-10.5%

Common Stocks	$15	Market Approach	Intrinsic Value/Liquidity Discount(1)	20%

Warrants	$104	Market Approach	Intrinsic Value/Liquidity Discount(1)	25%

(1)

The significant unobservable inputs that can be used in the fair value measurement are; Intrinsic Value and Liquidity Discount. Significant increases (decreases) in the intrinsic value in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discount in isolation would result in a significantly lower (higher) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are; Yield. Significant decreases (increase) in yield would result in a significantly higher (lower) fair value measurement.

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

2M - 2 Month

3M - 3 Month

5Y - 5 Year

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	103	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Active M U.S. Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360™, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The Northern Engage360™ Fund commenced operations on November 20, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. Centrally cleared swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an

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independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2018, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Active M Emerging Markets Equity	Long	Liquidity
Active M International Equity	Long	Liquidity
Active M U.S. Equity	Long and Short	Liquidity
Multi-Manager Global Listed Infrastructure	Long	Liquidity
Northern Engage360™	Long	Liquidity
Multi-Manager Emerging Markets Debt Opportunity	Short	Hedge/Liquidity/Speculation
Multi-Manager High Yield Opportunity	Short	Hedge/Liquidity

At March 31, 2018, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Active M U.S. Equity, Multi-Manager Global Listed Infrastructure and Northern Engage360™ Funds was approximately $1,363,000, $4,437,000, $1,075,000, $1,532,000 and $20,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on

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NOTES TO THE FINANCIAL STATEMENTS continued

investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts when seeking to hedge against fluctuations in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2018 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $250,000 was posted by the counterparty and is included in Due to broker on the Statements of Assets and Liabilities.

E) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a

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deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. There were no outstanding credit default swaps as of March 31, 2018 for the Multi-Manager Emerging Markets Debt Opportunity Fund. During the fiscal year ended March 31, 2018, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into credit default swap agreements for hedging purposes. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

F) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as unrealized appreciation (depreciation) on interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2018, no collateral had been posted by either the Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2018, the fair value of cash pledged to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $43,000. Such amount is included in Due from broker on the Statements of Assets and Liabilities and the fair value of foreign currencies received as collateral for open positions for the Multi-Manager Emerging

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Markets Debt Opportunity Fund was approximately $17,000. Such amount is included in Due to broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2018, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

G) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund enters into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. No currency swap agreements were held during the fiscal year ended March 31, 2018.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2018, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

J) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

K) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out

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(“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $1,000, $2,000 and $6,000 for the fiscal year ended March 31, 2018, for the Active M Emerging Markets Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2018, for the Active M International Equity and Multi-Manager Global Real Estate Funds. There were no redemption fees for the fiscal year ended March 31, 2018, for the Active M U.S. Equity, Northern Engage360™ and Multi-Manager Emerging Markets Debt Opportunity Funds. Redemption fees were approximately $3,000 and $2,000 for the fiscal year ended March 31, 2017, for the Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2017, for the Active M Emerging Markets Equity, Active M International Equity and Multi-Manager Global Real Estate Funds. There were no redemption fees for the fiscal year ended March 31, 2017, for the Multi-Manager Emerging Markets Debt Opportunity Fund. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

L) UNFUNDED LOAN COMMITMENTS The Multi-Manager High Yield Opportunity Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

M) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Active M Emerging Markets Equity	Annually
Active M International Equity	Annually
Active M U.S. Equity	Quarterly
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly

DECLARATION AND PAYMENT FREQUENCY
Northern Engage360™	Annually
Multi-Manager Emerging Markets Debt Opportunity	Quarterly
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2018, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Active M Emerging Markets Equity	$139	$(139)	$–
Active M International Equity	1,549	7,208	(8,757)
Multi-Manager Global Listed Infrastructure	(8,939)	8,939	–
Multi-Manager Global Real Estate	4,063	(4,063)	–
Northern Engage360™	11	(11)	–
Multi-Manager Emerging Markets Debt Opportunity	2,444	(2,444)	–

N) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

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NOTES TO THE FINANCIAL STATEMENTS continued

The Fund has elected to defer net capital losses and/or net currency losses incurred from November 1, 2017 through November 30, 2017, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Multi-Manager Global Real Estate	$1,807

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryfowards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, for the Multi-Manager Global Listed Infrastructure Fund for the period ended March 31, 2013 and for the Multi-Manager Emerging Markets Debt Opportunity Fund for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012, or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2018, the Active M Emerging Markets Equity, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds utilized approximately $60,975,000, $1,673,000 and $5,939,000 in capital loss carryforwards, respectively. The Active M International Equity Fund utilized approximately $88,358,000 in pre-enactment and approximately $30,737,000 in post-enactment capital loss carryforwards.

The Active M International Equity Fund had approximately $8,757,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2018.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Active M Emerging Markets Equity	$33,540	$–
Multi-Manager Emerging Markets Debt Opportunity	4,085	1,448
Multi-Manager High Yield Opportunity	–	26,657

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Active M Emerging Markets Equity	$6,039	$–	$333,947
Active M International Equity	18,908	–	189,005
Active M U.S. Equity Fund	8,919	42,832	41,912
Northern Engage360™	298	–	(2,226)
Multi-Manager Emerging Markets Debt Opportunity	2,297	–	(594)
Multi-Manager High Yield Opportunity	754	–	(7,680)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2017, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$27,899	$42,071	$167,992
Multi-Manager Global Real Estate	5,669	1,242	(461)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Active M International Equity	$19,000	$–	$–
Active M U.S. Equity	6,285	3,970	–
Northern Engage360™	52	–	–

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MARCH 31, 2018

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Multi-Manager Emerging Market Debt Opportunity	$8,919	$–	$–
Multi-Manager High Yield Opportunity	19,123	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Active M Emerging Markets Equity	$15,870	$–	$–
Active M International Equity	20,000	–	–
Active M U.S. Equity	3,527	–	–
Multi-Manager Emerging Market Debt Opportunity	1,208	–	30
Multi-Manager High Yield Opportunity	18,210	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2017 and November 30, 2016 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2017 and November 30, 2016 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2017 AND NOVEMBER 30, 2016 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Listed Infrastructure (2017)	$34,556	$–
Multi-Manager Global Listed Infrastructure (2016)	22,067	–
Multi-Manager Global Real Estate (2017)	8,391	20,836
Multi-Manager Global Real Estate (2016)	8,184	102,285

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2017 through March 31, 2018 will be determined at the end of its tax year.

As of March 31, 2018 no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

O) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018.

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NOTES TO THE FINANCIAL STATEMENTS continued

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2018.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the Northern Engage360™ Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than acquired fund fees and extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%
Active M International Equity	0.82%	0.795%	0.771%	0.84%
Active M U.S. Equity	0.64%	0.621%	0.602%	0.66%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%
Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%
Northern Engage360™	0.68%	0.66%	0.64%	0.70%

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%
Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2018 except for Northern Engage360™ Fund which is expected to continue until at least November 17, 2018. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to

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Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Active M International Equity Fund.

As of March 31, 2018, Axiom International Investors LLC, PanAgora Asset Management, Inc. and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2018, Brandes Investment Partners, L.P., Causeway Capital Management LLC, Victory Capital

Management Inc., WCM Investment Management and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2018, Delaware Investments Fund Advisers, Granite Investment Partners, LLC, Lazard Asset Management LLC, Polen Capital Management, LLC and Thompson, Siegel & Walmsley LLC are the Sub-Advisers for the Active M U.S. Equity Fund

As of March 31, 2018, Lazard Asset Management LLC and Maple-Brown Abbott Limited are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2018, Brookfield Investment Management Inc. and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2018, Ariel Investments, LLC, Aristotle Capital Management, LLC, Denver Investment Advisors LLC, Earnest Partners, LLC and Strategic Global Advisors, LLC are the Sub-Advisers for Northern Engage360™ Fund.

As of March 31, 2018, Ashmore Investment Management Limited and Global Evolution USA, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2018, DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC and Nomura Corporate Research and Asset Management Inc. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2018, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). Prior to November 29, 2017, the uninvested cash of the Funds was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise

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NOTES TO THE FINANCIAL STATEMENTS continued

payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2018, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Active M International Equity	$458	$–
Multi-Manager Global Real Estate	–	7

*	During the fiscal year ended March 31, 2018, the realized gain (loss) associated with these transactions was less than $1,000.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Active M Emerging Markets Equity	$–	$474,418	$–	$397,486
Active M International Equity	–	850,429	–	850,810
Active M U.S. Equity	–	362,616	–	538,537
Multi-Manager Global Listed Infrastructure	–	513,965	–	627,865
Multi-Manager Global Real Estate	–	216,447	–	355,006
Northern Engage360™	–	101,226	–	4,861
Multi-Manager Emerging Markets Debt Opportunity	–	234,763	–	144,243

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager High Yield Opportunity	$–	$190,457	$–	$244,575

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Active M Emerging Markets Equity	$360,242	$(26,331)	$333,911	$928,897
Active M International Equity	220,025	(31,151)	188,874	1,193,015
Active M U.S. Equity	54,381	(12,468)	41,913	428,284
Multi-Manager Global Listed Infrastructure	134,633	(89,668)	44,965	1,161,023
Multi-Manager Global Real Estate	1,063	(7,105)	(6,042)	81,494
Northern Engage360™	2,323	(4,551)	(2,228)	99,918
Multi-Manager Emerging Markets Debt Opportunity	3,931	(4,544)	(613)	186,404
Multi-Manager High Yield Opportunity	4,344	(12,024)	(7,680)	269,260

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8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Active M Emerging Markets Equity	11,131	$229,295	–	$ –	(8,158)	$(170,240)	2,973	$59,055
Active M International Equity	17,814	190,125	80	936	(15,172)	(170,963)	2,722	20,098
Active M U.S. Equity	5,657	67,849	355	4,441	(19,392)	(237,924)	(13,380)	(165,634)
Multi-Manager Global Listed Infrastructure	14,683	198,978	3,958	52,856	(20,900)	(289,559)	(2,259)	(37,725)
Multi-Manager Global Real Estate	1,589	17,041	181	1,929	(14,889)	(162,051)	(13,119)	(143,081)
Northern Engage360™*	9,647	100,000	5	52	–	–	9,652	100,052
Multi-Manager Emerging Markets Debt Opportunity	11,057	106,500	748	7,156	(2,780)	(26,863)	9,025	86,793
Multi-Manager High Yield Opportunity	5,243	52,437	234	2,335	(10,654)	(106,481)	(5,177)	(51,709)

*	Commenced investment operations on November 20, 2017.

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Active M Emerging Markets Equity	23,590	$386,004	127	$2,034	(14,492)	$(238,772)	9,225	$149,266
Active M International Equity	17,918	169,600	108	984	(56,824)	(541,634)	(38,798)	(371,050)
Active M U.S. Equity*	59,035	630,602	45	488	(8,025)	(86,378)	51,055	544,712
Multi-Manager Global Listed Infrastructure	15,410	185,791	607	7,226	(19,926)	(240,098)	(3,909)	(47,081)
Multi-Manager Global Real Estate	3,550	38,696	1,651	16,767	(12,113)	(140,781)	(6,912)	(85,318)
Multi-Manager Emerging Markets Debt Opportunity	4,983	46,529	100	901	(1,981)	(18,180)	3,102	29,250
Multi-Manager High Yield Opportunity	8,908	86,879	229	2,224	(21,577)	(205,586)	(12,440)	(116,483)

*	Commenced investment operations on May 5, 2016.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Active M Emerging Markets Equity	Northern Institutional Funds - Government Assets Portfolio*	$38,756	$206,123	$244,879	$–	$–	$135	$–	–
	Northern Institutional Funds - U.S. Government Portfolio	–	126,203	86,765	–	–	174	39,438	39,438
	Total	$38,756	$332,326	$331,644	$–	$–	$309	$39,438	39,438

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Active M International Equity	Northern Institutional Funds – Government Asset Portfolio*	$46,300	$379,738	$426,038	$ –	$ –	$251	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	218,867	152,799	–	–	286	66,068	66,068
	Total	$46,300	$598,605	$578,837	$–	$–	$537	$66,068	66,068
Active M U.S. Equity	Northern Institutional Funds – Government Assets Portfolio*	$17,283	$175,252	$192,535	$–	$–	$93	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	205,272	183,348	–	–	124	21,924	21,924
	Total	$17,283	$380,524	$375,883	$–	$–	$217	$21,924	21,924
Multi-Manager Global Listed Infrastructure	Northern Institutional Funds – Government Assets Portfolio*	$57,454	$430,841	$488,295	$–	$–	$302	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	271,599	193,588	–	–	363	78,011	78,011
	Total	$57,454	$702,440	$681,883	$–	$–	$665	$78,011	78,011
Multi-Manager Global Real Estate	Northern Institutional Funds – Government Assets Portfolio*	$9,793	$102,278	$112,071	$–	$–	$27	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	61,613	59,866	–	–	22	1,747	1,747
	Total	$9,793	$163,891	$171,937	$–	$–	$49	$1,747	1,747
Northern Engage360™	Northern Institutional Funds – U.S. Government Portfolio	$–	$53,969	$50,369	$–	$–	$18	$3,600	3,600
Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds – Government Assets Portfolio*	$4,043	$164,734	$168,777	$–	$–	$46	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	48,509	41,112	–	–	44	7,397	7,397
	Total	$4,043	$213,243	$209,889	$–	$–	$90	$7,397	7,397

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Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Multi-Manager High Yield Opportunity	Northern Institutional Funds – Government Assets Portfolio*	$8,659	$152,287	$160,946	$–	$–	$64	$–	–
	Northern Institutional Funds – U.S. Government Portfolio	–	103,483	90,951	–	–	51	12,532	12,532
	Total	$8,659	$255,770	$251,897	$–	$–	$115	$12,532	12,532

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2018:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net Assets-Net unrealized appreciation	$–		Net Assets-Net unrealized depreciation	$(150	)*
Active M International Equity	Equity contracts	Net Assets-Net unrealized appreciation	–		Net Assets-Net unrealized depreciation	(314	)*
Active M U.S. Equity	Equity contracts	Net Assets-Net unrealized appreciation	–		Net Assets-Net unrealized depreciation	(24	)*
Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets-Net unrealized appreciation	–		Net Assets-Net unrealized depreciation	(470	)*
Northern Engage360™	Equity contracts	Net Assets-Net unrealized appreciation	–		Net Assets-Net unrealized depreciation	(6	)*
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	13		Unrealized depreciation on forward foreign currency exchange contracts	(116)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	273		Unrealized depreciation on forward foreign currency exchange contracts	(320)
	Interest rate contracts	Net Assets-Net unrealized appreciation	12	**	Net Assets-Net unrealized depreciation	(1	)**
		Unrealized appreciation on bilateral interest rate swap agreements	3		Unrealized depreciation on bilateral interest rate swap agreements	–

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**	Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a

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NOTES TO THE FINANCIAL STATEMENTS continued

counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2018, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Northern Engage360™	JPMorgan Chase	$13	$(13)	$–	$–
Multi-Manager Emerging Markets Debt Opportunity	BNP	$188	$(145)	$(40)	$3
	Citibank	84	(84)	–	–
	Goldman Sachs	4	(3)	–	1
	Total	$276	$(232)	$(40)	$4

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Northern Engage360™	JPMorgan Chase	$(116)	$13	$–	$(103)
Multi-Manager Emerging Markets Debt
Opportunity	BNP	$(145)	$145	$–	$–
	Citibank	(172)	84	–	(88)
	Goldman Sachs	(3)	3	–	–
	Total	$(320)	$232	$–	$(88)

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2018:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$5,261
Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	3,752
Active M U.S. Equity	Equity contracts	Net realized gains (losses) on futures contracts	1,862
Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	2,717
Northern Engage360™	Equity contracts	Net realized gains (losses) on futures contracts	2
	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	3
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	1,432
	Credit contracts	Net realized gains (losses) on credit default swap agreements	(101)
	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	487
		Net realized gains (losses) on futures contracts	(109)

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MULTI-MANAGER FUNDS

MARCH 31, 2018

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(764)
Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(465)
Active M U.S. Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(16)
Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(547)
Northern Engage360™	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(6)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(103)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2
	Credit contracts	Net change in unrealized appreciation (depreciation) on credit default swap agreements	4
	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	(90)
		Net change in unrealized appreciation (depreciation) on futures contracts	3

Volume of derivative activity for the fiscal year ended March 31, 2018*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		CREDIT CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT
Active M Emerging Markets Equity	–	$ –	148	$ 1,213	–	$ –	–	$ –
Active M International Equity	–	–	63	3,027	–	–	–	–
Active M U.S. Equity	–	–	166	957	–	–	–	–
Multi-Manager Global Listed Infrastructure	–	–	200	1,376	–	–	–	–
Northern Engage360™	38	451	15	106	–	–	–	–
Multi-Manager Emerging Markets Debt Opportunity	1,275	103,241	–	–	3	2,867	67	3,687

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity and interest rate, swap credit and interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the items noted below.

Denver Investment Advisers, LLC (“Denver”), sub-adviser to the Northern Engage360™ Fund, was acquired by Segall Bryant & Hamill (“SBH”), a Chicago-based investment management firm. The transaction closed on April 30, 2018 and may be deemed to be a “change in control” of an adviser under the 1940 Act. As required under the 1940 Act, the sub-advisory agreement between Denver and NTI with respect to the Northern Engage360™ Fund (the “Original Sub-Advisory Agreement”) provided for automatic termination upon an assignment, including a change in control.

In anticipation of the change in ownership of Denver, the Board of Trustees of the Trust approved, at a regular meeting of the Board on February 14, 2018, a new sub-advisory agreement between SBH and NTI (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect upon the date of the change of control of Denver and is similar in all material respects to the Original Sub-Advisory Agreement.

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of eight separate portfolios of Northern Funds (the “Funds”) comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Active M U.S. Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund, including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, and Multi-Manager High Yield Opportunity Fund; the related statements of operations and changes in net assets and the financial highlights for the periods indicated in the table below for Multi-Manager Emerging Markets Debt Opportunity Fund, Active M U.S. Equity Fund and Northern Engage360TM Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Northern Funds as of March 31, 2018, and the results of their operations for the year then ended or for the period listed in the table below, the changes in their net assets for each of the two years in the period then ended or for the period listed in the table below, and the financial highlights for each of the five years in the period then ended or for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Northern Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Multi-Manager Emerging Markets Debt Opportunity Fund	For the year ended March 31, 2018	For the years ended March 31, 2018 and 2017	For the years ended March 31, 2018, 2017, 2016, 2015, and the period from December 3, 2013 (commencement of operations) through March 31, 2014
Active M U.S. Equity Fund	For the year ended March 31, 2018	For the year ended March 31, 2018 and the period from May 5, 2016 (commencement of operations) through March 31, 2017
Northern Engage360TM Fund	For the period from November 20, 2017 (commencement of operations) through March 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Active M U.S. Equity	$0.087511
Multi-Manager Global Listed Infrastructure	0.485302
Multi-Manager Global Real Estate	0.094107

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended March 31, 2018 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Active M U.S. Equity	100.00%
Multi-Manager Global Listed Infrastructure	14.51%
Northern Engage360™	46.10%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Active M International Equity	$0.0210	$0.1928
Multi-Manager Global Listed Infrastructure	0.0406	0.3152
Northern Engage360™	0.0039	0.0401

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2018:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Active M U.S. Equity	$42,832

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2018, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2017:

QDI PERCENTAGE
Active M International Equity	100.00%
Active M U.S. Equity	100.00%
Multi-Manager Global Listed Infrastructure	99.92%
Multi-Manager Global Real Estate	22.90%
Northern Engage360™	100.00%

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MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360™, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity; Funds and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 - 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 109), if any, in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360™ , Multi-Manager Emerging Markets Debt Opportunity, Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 114), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	1.10%	$1,000.00	$1,106.20	$5.78
Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54

ACTIVE M INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.84%	$1,000.00	$1,044.70	$4.28
Hypothetical	0.84%	$1,000.00	$1,020.74	$4.23

ACTIVE M U.S. EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.66%	$1,000.00	$1,053.10	$3.38
Hypothetical	0.66%	$1,000.00	$1,021.64	$3.33

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	1.00%	$1,000.00	$956.60	$4.88
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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MULTI-MANAGER FUNDS

FUND EXPENSES continued	MARCH 31, 2018 (UNAUDITED)

MULTI-MANAGER GLOBAL REAL ESTATE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.92%	$1,000.00	$997.10	$4.58
Hypothetical	0.92%	$1,000.00	$1,020.34	$4.63

NORTHERN ENGAGE360™(1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.70%	$1,000.00	$1,018.00	$2.53
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.94%	$1,000.00	$1,024.20	$4.74
Hypothetical	0.94%	$1,000.00	$1,020.24	$4.73

MULTI-MANAGER HIGH YIELD OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017 - 3/31/2018
Actual	0.86%	$1,000.00	$1,003.90	$4.30
Hypothetical	0.86%	$1,000.00	$1,020.64	$4.33

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

(1)	Commenced investment operations on November 20, 2017. The actual expense example is based on the period since inception; the hypothetical example is based on the half-year beginning 10/1/2017.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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TRUSTEES AND OFFICERS Continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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MULTI-MANAGER FUNDS

March 31, 2018 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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TRUSTEES AND OFFICERS continued

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Approval of New Sub-Advisory Agreement (Multi-Manager Global Real Estate Fund)

At a quarterly meeting of the Board of Trustees (the “Board” or the “Trustees”) held on August 23-24, 2017 (the “August Meeting”), the Trustees, including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately, approved the termination of Delaware Investment Fund Advisors (“DIFA”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (the “Global Real Estate Fund”), which was effective on January 10, 2018 and approved a new sub-advisory agreement (the “MFS Agreement”), dated January 24, 2018, with respect to the Global Real Estate Fund between Northern Trust Investments, Inc. (“NTI”) and Massachusetts Financial Services Company (“MFS”). From January 10, 2018 until January 24, 2018, NTI managed the portion of the Global Real Estate Fund previously managed by DIFA.

The Trustees reviewed and discussed information and written materials from NTI and MFS regarding: (i) the nature and quality of the investment advisory services to be provided by MFS, including the experience and qualifications of the personnel providing such services; (ii) MFS’ financial condition, history of operations and ownership structures; (iii) MFS’ brokerage and soft dollar practices; (iv) MFS’ investment strategies and styles of investing; (v) the performance history of MFS with respect to accounts or funds managed similarly to the Global Real Estate Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to MFS’ risk management and cyber-security programs and MFS’ compliance policies and procedures (including its code of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluations of such policies and procedures, as well as MFS’ regulatory history; (vii) MFS’ conflicts of interest in managing the Fund, including MFS’ financial or business relationships with NTI and its affiliates, if any; and (viii) the terms of the MFS Agreement. The Trustees also considered NTI’s discussion of the reasons that it anticipated that MFS may improve the performance of the Global Real Estate Fund. The Trustees also reviewed NTI’s proprietary method for allocating assets among the sub-advisers to the Global Real Estate Fund and the proposed allocation of assets among MFS and the other sub-adviser to the Global Real Estate Fund, as well as the then current allocations of assets among the sub-advisers.

In evaluating the MFS Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to MFS.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to MFS’ operations, qualifications, performance and experience in managing the type of strategy for which MFS was proposed to be engaged in connection with the Global Real Estate Fund. The Board also considered NTI’s evaluation of MFS’ ability to enhance the Global Real Estate Fund’s returns. The Trustees also reviewed the CCO’s evaluation of MFS’ compliance program, noting that the he believed the program to be satisfactory and in compliance with regulatory requirements. The Trustees concluded that MFS was able to provide quality services to the Global Real Estate Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that MFS would be paid by NTI out of its management fee and not by the Global Real Estate Fund. The Trustees also believed, based on NTI’s representations, that the MFS Agreement had been negotiated at arms’-length among NTI and MFS. The Trustees also considered comparisons of MFS’ fees at various asset levels of the Global Real Estate Fund and in relation to other sub-adviser to the Fund. The Trustees also compared MFS’ fees in relation to its other similar institutional accounts. Finally, the Trustees also considered NTI’s representations that the fee to be paid to MFS was reasonable in light of the anticipated quality of the services to be performed by it.

The Trustees also considered the projected profitability to NTI of the Global Real Estate Fund before and after the addition of MFS as well as changes in the amount of management fees to be paid to NTI before and after the addition of MFS. These comparisons showed that NTI’s profitability slightly decreased. It was noted that NTI had also presented quarterly profitability reports to the Board, as required by the Trust’s exemptive order. The Trustees did not consider MFS’ projected profitability as they did not consider it to be particularly relevant because NTI would be paying MFS out of its management fee. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to MFS and NTI’s evaluation of that performance. They reviewed reports prepared by NTI showing the hypothetical performance of MFS and the Fund over various time periods if MFS, and not DIFA, had been managing the Global Real Estate Fund along with the Brookfield Investment Management Inc., the Fund’s other sub-adviser. The Trustees also considered MFS’ actual performance record in the strategy for which it was being engaged. This information was compared to performance information with respect to the Fund’s benchmark. It was noted that MFS had a different style than the

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other sub-adviser to the Global Real Estate Fund and that its style would underperform in certain markets. The Trustees concluded, based upon the information provided, that MFS’ performance record was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Global Real Estate Fund primarily at the management fee level given that NTI would be paying MFS of its management fee. It was noted by the Trustees that MFS had a breakpoint incorporated into its sub-advisory fee structures.

Other Benefits

The Trustees considered other benefits derived or to be derived by MFS as a result of its relationship with the Global Real Estate Fund. These benefits included, but were not limited to, research and other benefits in connection with brokerage commissions paid by the Global Real Estate Fund. The Trustees also considered the other relationships that MFS had with NTI or its affiliates, including other sub-advisory relationships to portfolios managed by NTI.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the proposed fee to be paid to MFS was reasonable in light of the services to be provided by it and that the MFS Agreement should be approved.

Approval of Management Agreement and Sub-Advisory Agreements (Northern Engage360™ Fund)

Approval of Management Agreement

At a quarterly in-person meeting of the Board held on November 15-16, 2017 (the “November Meeting”), the Trustees, including the Independent Trustees voting separately, considered and approved the Management Agreement with respect to the Northern Engage360™ Fund (the “New Fund”).

In advance of the November Meeting, the Trustees received and considered a variety of information relating to the Management Agreement and NTI and its affiliates (collectively, “Northern”) with respect to the other Multi-Manager Funds as part of their re-approval of the Management Agreement for those funds of the Trust. At the November Meeting, the Trustees considered these reports and presentations, as applicable, and discussed the information that had been provided. In connection with their deliberations, the Independent Trustees met separately with and were advised by their independent legal counsel, and received a memorandum from their independent legal counsel regarding their responsibilities under applicable law. They also met in executive session at the November Meeting with their independent legal counsel without employees of Northern present.

In evaluating the Management Agreement for the New Fund, the Trustees took into account their knowledge of Northern, its services and other funds of the Trust resulting from their meetings and other interactions throughout the year and past years. The Trustees understood that the evaluation process with respect to Northern and the Management Agreement is an ongoing one. In this regard, the Trustees took into account materials and information relating to Northern’s investment management services received both at the November Meeting and in other meetings held during the year. These materials included: (i) compliance reports; (ii) information about Northern’s and its affiliates’ risk management processes; (iii) fees charged to and expenses borne by the other Multi-Manager Funds; (iv) Northern’s profitability and costs and compensation paid to affiliates of Northern; (v) the qualifications of Northern and its affiliates to provide services to the New Fund; (vi) policies adopted by Northern regarding compliance with the exemptive order applicable to the New Fund, including supervision and monitoring of the sub-advisers; and (vii) policies adopted by Northern regarding brokerage, including soft dollars, trade allocations and other matters. The Trustees also considered the nature, quality and extent of non-advisory services to be provided to the New Fund by Northern’s affiliates.

With respect to the New Fund, the Trustees reviewed, among other things, information specifically relating to: (i) the terms of the Management Agreement and the multi-manager exemptive order; (ii) the proposed contractual and net management fees and estimated total expenses (after any proposed expense reimbursements) of the New Fund in comparison to those borne by mutual fund peer groups and categories selected by Broadridge; (iv) the management fees to be charged to the New Fund compared to the management fees charged by Northern to Northern’s other comparable institutional accounts, if any; (v) Northern’s staffing for the Multi-Manager Funds and the experience of the senior management, portfolio managers, credit research and other personnel; (vi) Northern’s financial resources and its ability to attract and retain portfolio management and other talent; (vii) Northern’s investments in technology to benefit the Multi-Manager Funds; (viii) the fees to be paid by the New Fund to Northern and its affiliates for services, and the projected expenses to be incurred by them in connection with the provision of those services; and (ix) the benefits anticipated to be received by Northern and its affiliates from their relationships with the New Fund. The Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). In evaluating

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the Management Agreement for the New Fund, the Trustees gave weight to various factors including those discussed herein, but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors.

Nature, Extent and Quality of Services

The Trustees considered, as part of their review, the nature, extent and quality of the services to be provided by Northern. In this regard, they considered both the investment advisory services and the administrative and other non-advisory services that would be provided to the New Fund by Northern and its affiliates. These services would include acting as the New Fund’s administrator and sub-administrator, custodian and transfer agent and providing other services necessary for the operation of the New Fund and the Trust. The Trustees understood that the Management Agreement encompassed both the advisory and administrative functions to be rendered by Northern.

The Trustees considered, in evaluating whether to approve the Management Agreement, that Northern would engage sub-advisers, subject to the Trustees’ approval, to manage the investments of the New Fund. They considered that Northern would provide overall general investment management services to the New Fund, including managing the day-to-day operations of the New Fund, and also would have the ultimate responsibility to oversee the sub-advisers, and to recommend their hiring, termination and replacement, subject to the Trustees’ approval. The Trustees discussed that Northern was also responsible for, among other things: (i) selecting the New Fund’s overall investment strategy; (ii) allocating and reallocating assets among the sub-advisers consistent with the New Fund’s investment objective and strategies; (iii) monitoring and evaluating each sub-adviser’s performance; (iv) compensating the sub-advisers; and (v) implementing procedures relating to the sub-advisers’ compliance with the New Fund’s investment objective, policies and restrictions and monitoring of the same. The Trustees also took into consideration that Northern would manage the cash portion of the New Fund in addition to providing these services.

In addition, the Board considered that Northern selected sub-advisers to manage the New Fund on the basis of both qualitative and quantitative analyses that assess a number of factors. They noted that Northern would allocate each portion of the assets of the New Fund to a sub-adviser selected through this process on the basis of a particular strategy assigned to it, with the goal that the investment styles of the sub-advisers for the New Fund would be complementary. Therefore, the Trustees considered that the sub-advisers are chosen not only based on their performance but for their anticipated investment synergy with the other sub-advisers managing assets of the New Fund. The Trustees also considered that the prospectuses for the New Fund would disclose Northern’s role in selecting the sub-advisers and that shareholders may consider this factor in determining whether to invest in the New Fund. The Trustees also took into account that at the time of the November Meeting, Northern supervised a significant number of sub-advisers. The Trustees also considered Northern’s expertise in managing multi-manager strategies and its investments in the multi-manager business.

The Trustees discussed the quality of Northern’s communications with and services to shareholders, as well as the expenditures made by Northern and its affiliates to improve the quality and scope of their services to the Multi-Manager Funds. The Trustees believed that Northern had made significant commitments to address regulatory compliance requirements applicable to the Multi-Manager Funds. In this regard, the Trustees noted that Northern’s staff conducted thorough and ongoing operational and compliance due diligence on prospective and existing sub-advisers. They noted enhancements made to the compliance and due diligence teams during the year to enhance their effectiveness and resources.

The Trustees also considered the strength of Northern’s and its affiliates’ risk management processes. They noted Northern’s enhancements to technology in recent years, including in the areas of cybersecurity controls, business continuity and disaster recovery and compliance with new regulatory reporting requirements.

The Trustees also reviewed the compliance and administrative services that would be provided to the New Fund by Northern, including its oversight of the New Fund’s day-to-day operations and fund accounting. The Trustees also noted that on a regular basis they would receive and review information from the Trust’s Chief Compliance Officer regarding the New Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act. They also considered the quality of Northern’s compliance oversight program with respect to all of the New Fund’s service providers, including the proposed sub-advisers, and the continued active involvement of Northern’s internal audit group in reviewing operations related to the New Fund. The Trustees also took into account that the scope of services provided by Northern and the undertakings required of Northern in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered Northern’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations.

The Trustees also considered the qualifications, background and responsibilities of Northern’s senior and other investment

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personnel, noting Northern’s recruitment and retention plans for attracting high quality professionals, as well as its portfolio management compensation structure. They also received information regarding management’s approach regarding selection and oversight of the sub-advisers and the consistency of investment approach with respect to the New Fund. The Trustees also took into consideration Northern’s and its affiliates’ strong financial position, stability and willingness to support the Multi-Manager Funds through expense reimbursements. The Trustees concluded that Northern was able to commit substantial financial and other resources to the operations of the New Fund and was able to provide quality services to the New Fund.

Performance

The Trustees did not consider the investment performance of the New Fund in evaluating the Management Agreement as the New Fund was not operational.

Fee Rates, Costs of Services and Profitability

The Trustees also evaluated the New Fund’s proposed contractual management fee rate; Northern’s proposed contractual expense reimbursement and expense cap with respect to the New Fund and the New Fund’s estimated total operating expense ratio; and whether a consistent methodology was in place for determining the fees and expenses of the New Fund. The Trustees also considered that, if the New Fund swept uninvested cash into a Northern affiliated money market fund, Northern would rebate back to the New Fund all of the advisory fees that were received by Northern, if any, from the applicable money market fund in compliance with the Trust’s exemptive order. The Trustees also considered the net management fee at various asset levels after Northern’s payment of the sub-advisory fees and the information provided by Northern relating to the prospective costs of the services to be provided by Northern and its affiliates.

The Trustees reviewed information on the management fee rate under the Management Agreement and the New Fund’s estimated total operating expense ratio compared to similar information for mutual funds advised by unaffiliated investment management firms, as prepared by Broadridge. In comparing the New Fund’s management fees to those of comparable funds, the Trustees noted that such fees include both advisory and administrative costs. Among other data, the Trustees considered that the estimated total expense ratio after reimbursement of expenses for the New Fund and contractual and net management fee were in the first quartile (i.e., lowest) among its Broadridge peer expense universe and group. The Trustees considered Northern’s discussion of the fees of the New Fund relative to its peer group, including the multi-manager structure and also noted that Northern proposed to reimburse expenses for the New Fund.

The Trustees received information describing the New Fund’s estimated expenses, including the management fee structure and the estimated amount Northern would retain after payment of sub-advisory fees and the services provided by Northern under the Management Agreement and in supervising the sub-advisers. The Trustees also took into account that the New Fund would utilize multiple sub-advisers.

The Trustees did not review information comparing the Fund’s fee rate to the fee rates charged by Northern to similarly managed, private institutional accounts because there were no applicable comparisons for the New Fund.

The Trustees considered the anticipated amount of assets in the New Fund; information provided by Northern relating to the expected cost of services to be provided by it and its affiliates; and the projected profits to be realized by them through their relationship with the New Fund both before and after distribution and certain non-distribution costs, such as shareholder servicing fees. The Trustees reviewed Northern’s assumptions and methodology for allocating costs to the New Fund, recognizing that cost allocation methodologies were inherently subjective and not audited. The Trustees also noted that Northern would provide administrative services under the Management Agreement and that affiliates of Northern would serve as sub-administrator, custodian and transfer agent. The Trustees considered that Northern would pay the New Fund’s sub-administration fee from its management fee. The Trustees also reviewed information provided by an independent consultant with respect to Northern’s profitability compared to other publicly-traded advisers. They considered that comparisons of advisory agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. They also took into account the nature of the Fund and the high quality of the services to be provided by Northern and understood that Northern should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the New Fund. The Trustees concluded, based on the information provided to them, that the profitability of Northern was not unreasonable based on the services and benefits provided and the costs assumed by Northern and its affiliates.

Economies of Scale

The Trustees considered the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflected these economies of scale for the benefit of shareholders. They took into account management’s discussion of the Fund’s management fee structure and considered Northern’s view that the New Fund would share in economies of scale through the level at which the New Fund’s management fee was set and

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through Northern’s proposed contractual expense reimbursement that limited the expenses for the New Fund to a specific level. In addition, the Trustees considered that the New Fund’s management fee was subject to breakpoints, thus ensuring that as the New Fund’s assets grew, its shareholders would receive reduced fee rates. The Trustees also noted that the projected total expenses of the New Fund after the proposed reimbursements were below the median of its Broadridge category.

Other Benefits to Northern

The Trustees also reviewed other benefits that would accrue to Northern and its affiliates as a result of their relationship with the New Fund. Those benefits included fees received by Northern’s affiliates for transfer agency, custodial, and sub-administrative functions. The Trustees also considered that many of the New Fund’s shareholders were likely to have other client relationships with NTI’s affiliate, The Northern Trust Company, or its affiliates. The Trustees also took into account the extent to which Northern and its other clients, as well as the New Fund, would benefit from receipt of the research products and services generated by the Trust’s equity investment portfolios and the benefits from some of the proposed sub-advisory fee structures where the fee would be based on all assets managed by the sub-adviser for the New Fund and Northern’s other clients. The Trustees also discussed that Northern had other business relationships with certain of the sub-advisers and that Northern may benefit from lower fees charged by these sub-advisers in these other business relationships. The Trustees also noted the benefits to Northern and their affiliates from the ability to leverage resources over a larger asset base.

After deliberation, the Trustees concluded with respect to the New Fund that the management fee to be paid by the New Fund was reasonable in light of the services expected to be provided by Northern, its estimated costs and the New Fund’s projected asset levels, and other factors including those discussed above and that the approval of the Management Agreement would be in the best interest of the New Fund and its shareholders and should be approved.

Approval of Sub-Advisory Agreements

At the November Meeting, the Trustees, including the Independent Trustees voting separately, considered and approved five sub-advisory agreements (the “New Fund Sub-Advisory Agreements”) for the New Fund between NTI and each of Ariel Investments, LLC, Aristotle Capital Management, LLC, Denver Investment Advisors LLC, EARNEST Partners, LLC and Strategic Global Advisors, LLC (together, the “New Fund Sub-Advisers”).

The Trustees reviewed and discussed information and written materials from Northern and the proposed New Fund Sub-Advisers regarding: (i) the nature and quality of the investment advisory services to be provided by the New Fund Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) each sub-adviser’s financial condition, history of operations and ownership structure; (iii) the New Fund Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Fund Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Fund Sub-Advisers with respect to accounts or funds managed similarly to the New Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to each New Fund Sub-Adviser’s risk management and cybersecurity programs and each New Fund Sub-Adviser’s compliance policies and procedures (including their codes of ethics) and the CCO’s evaluations of such policies and procedures, as well as the New Fund Sub-Adviser’s regulatory history; (vii) the New Fund Sub-Advisers’ conflicts of interest in managing the New Fund, including the New Fund Sub-Advisers’ financial or business relationships with Northern, if any; and (viii) the terms of the proposed New Fund Sub-Advisory Agreements. The Trustees also reviewed and discussed Northern’s strategy for allocating assets among the various New Fund Sub-Advisers, as well as the proposed allocation of assets among the various New Fund Sub-Advisers.

In evaluating the New Fund Sub-Advisory Agreements, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weights to different factors. However, the Trustees relied upon the recommendations and performance evaluations by Northern with respect to each of the New Fund Sub-Advisers.

Nature, Quality and Extent of Services

The Trustees considered the information and evaluations provided by Northern with respect to each New Fund Sub-Adviser’s operations, qualifications and experience in managing the type of strategies for which the New Fund Sub-Adviser would be engaged. The Trustees also considered the CCO’s evaluation of each New Fund Sub-Adviser’s compliance program, noting that he believed these programs to be satisfactory and in compliance with regulatory requirements.

The Trustees considered and evaluated the performance information presented with respect to each New Fund Sub-Adviser and Northern’s evaluation of sub-adviser performance. The Trustees reviewed reports prepared by Northern showing the hypothetical performance of each New Fund Sub-Adviser and the New Fund over various time periods if the New Fund Sub-Adviser had been managing the New Fund along with the other New Fund Sub-Advisers. The Trustees also considered each

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New Fund Sub-Adviser’s actual performance record in the strategy for which it was being engaged. This information was compared to performance information with respect to the New Fund’s benchmark. It was noted that each New Fund Sub-Adviser had a different style, and that these styles would underperform in various markets. The Trustees concluded, based upon the information provided, that the New Fund Sub-Advisers’ performance records were generally satisfactory. The Trustees concluded that each New Fund Sub-Adviser was able to provide quality services to the New Fund.

Fees, Expenses and Profitability

With respect to the proposed sub-advisory fees, the Trustees considered that the New Fund Sub-Advisers would each be paid by Northern out of its management fees and not by the New Fund. The Trustees also believed, based on Northern’s representations, that each New Fund Sub-Advisory Agreement had been negotiated at arms’-length among Northern and each New Fund Sub-Adviser. The Trustees also considered comparisons of the New Fund Sub-Advisers’ fees at various asset levels of the New Fund and in relation to each other. The Trustees also compared the New Fund Sub-Advisers’ fees in relation to their other similar institutional accounts with similar strategies, if any. Finally, the Trustees also considered Northern’s representations that the fees to be paid to the New Fund Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.

Although the Trustees considered Northern’s projected profitability with respect to the New Fund, they did not consider the New Fund Sub-Advisers’ projected profitability as they did not consider it to be particularly relevant because Northern would pay each New Fund Sub-Adviser out of its management fee. The Trustees therefore believed that Northern had an incentive to negotiate the lowest possible sub-advisory fees.

Economies of Scale

The Trustees considered information prepared by Northern that showed that the levels of aggregate sub-advisory fee rates decreased as the New Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the New Fund primarily at the management fee level given that Northern would pay the New Fund Sub-Advisers out of its management fees. It was noted by the Trustees that some of the New Fund Sub-Advisers had breakpoints incorporated into their sub-advisory fee structures that were based on all of the assets under management by Northern sub-advised by the New Fund Sub-Adviser, not just Fund assets.

Other Benefits

The Trustees considered other benefits to be derived by certain of the New Fund Sub-Advisers as a result of their relationship with the New Fund. These benefits included in certain cases research and other benefits in connection with brokerage commissions paid by the New Fund. The Trustees also considered the other relationships that certain of the sub-advisers had with Northern, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by Northern, the Trustees concluded that the fees to be paid to the New Fund Sub-Advisers with respect to the New Fund were reasonable in light of the services to be provided by each of them and that the proposed New Fund Sub-Advisory Agreements with respect to the New Fund should be approved.

Approval of New Sub-Advisory Agreement (Northern Engage360™ Fund)

At an in-person meeting of the Board of Trustees held on February 14-15, 2018 (the “February Meeting”), the Trustees, including the Independent Trustees voting separately, considered and approved a new sub-advisory agreement between NTI and Segall Bryant and Hammill (“SBH” or the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) with respect to the Northern Engage360™ Fund (the “Fund”) as a result of a pending acquisition by SBH of Denver Investment Advisors LLC (“Denver”) that would result in a change of control and of the name of Denver. The New Sub-Advisory Agreement will take effect upon the change of control of Denver, which will cause the automatic termination of the current sub-advisory agreement in place with Denver for the Fund (the “Current Sub-Advisory Agreement”). It was noted that the New Sub-Advisory Agreement has the same terms as the Current Sub-Advisory Agreement in place with Denver for the Fund, including with respect to the sub-advisory fee rates.

The Trustees noted that the Current Sub-Advisory Agreement with Denver had recently been approved by the Board in November 2017 (the “Prior Meeting”). In considering the approval of the New Sub-Advisory Agreement, the Board took into account the information and materials they had reviewed and the factors and conclusions that they had considered in connection with the approvals of the Current Sub-Advisory Agreement in November 2017, and which are reflected below. With respect to the New Sub-Advisory Agreement, the Board also took into account more recent information provided at the February Meeting with respect to Denver. The Board also considered information provided by Northern with respect to the change of control of Denver. With respect to the New Sub-Advisory Agreement, the Board took into account representations that NTI did not expect the SBH acquisition to have a

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March 31, 2018

material impact on the services Denver currently provides to the Fund, but that Denver’s name would change to SBH.

The information reviewed and discussed by the Trustees at their prior meetings regarding Denver included: (i) the nature and quality of the investment advisory services to be provided by the Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the Sub-Adviser’s financial condition, history of operations and ownership structure; (iii) the Sub-Adviser’s brokerage and soft dollar practices; (iv) the Sub-Adviser’s investment strategies and style of investing; (v) the performance history of the Sub-Adviser with respect to accounts or funds managed similarly to the Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to the Sub-Adviser’s risk management and cybersecurity programs and the Sub-Adviser’s compliance policies and procedures (including its code of ethics) and the CCO’s evaluations of such policies and procedures, as well as the Sub-Adviser’s regulatory history; (vii) the Sub-Adviser’s conflicts of interest in managing the Fund, including the Sub-Adviser’s financial or business relationships with Northern, if any; and (viii) the terms of the proposed Sub-Advisory Agreement. The Trustees also reviewed and discussed Northern’s strategy for allocating assets among the various sub-advisers, as well as the proposed allocation of assets among the various sub-advisers for the Fund, including with respect to the Sub-Adviser.

In evaluating the New Sub-Advisory Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weights to different factors. However, the Trustees relied upon the recommendations and performance evaluations by Northern with respect to the Sub-Adviser.

Nature, Quality and Extent of Services

The Trustees also considered at the Prior Meeting the information and evaluations provided by Northern with respect to the Sub-Adviser’s operations, qualifications and experience in managing the type of strategies for which the Sub-Adviser was engaged. The Trustees also considered the CCO’s evaluation of the Sub-Adviser’s compliance program, noting that he believed the program to be satisfactory and in compliance with regulatory requirements. Northern also told the Board at the February Meeting that there would be no material impact from an investment or compliance perspective under the New Sub-Advisory Agreement but that Denver’s name would change to SBH. The Trustees concluded that SBH was able to provide quality services to the Funds.

Fees, Expenses and Performance

With respect to the proposed sub-advisory fees, the Trustees had considered at the Prior Meeting that the Sub-Adviser would be paid by Northern out of its management fees and not by the Fund and the were told at the February Meeting that the fees under the New Sub-Advisory Agreement would not change from those under the Current Sub-Advisory Agreement. The Trustees also believed, based on Northern’s representations, that the New Sub-Advisory Agreement had been negotiated at arms’-length among Northern and SBH. The Trustees also considered at the Prior Meeting comparisons of Denver’s fees at various asset levels of the Fund. The Trustees had also compared such fees in relation to their other similar institutional accounts with similar strategies, if any. Finally, the Trustees had also considered Northern’s representations that the fees to be paid to the Sub-Adviser were reasonable in light of the anticipated quality of the services it would perform.

Although the Trustees consider Northern’s projected profitability with respect to the Fund, they did not consider the Sub-Adviser’s projected profitability as they did not consider it to be particularly relevant because Northern would pay the Sub-Adviser out of its management fee. The Trustees therefore believed that Northern had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the more recent performance information presented with respect to Denver against the Fund’s benchmark. The Board took into account the short performance history of Denver with respect to the Fund since the approval of the Current Sub-Advisory Agreement and were told by management that the investment program with respect to the Fund would not be impacted by the change in control and that there would be no material changes in investment personnel. The Trustees concluded, based upon the information provided, that the Sub-Adviser’s performance record was generally satisfactory.

Economies of Scale

The Trustees generally considered economies of scale with respect to the Fund primarily at the management fee level given that Northern pays the Sub-Adviser out of its management fees. It was noted by the Trustees that the Sub-Adviser had breakpoints incorporated into its sub-advisory fee structures that were based on all of the assets under management by Northern sub-advised by the Sub-Adviser, not just Fund assets.

Other Benefits

The Trustees considered at the Prior Meeting other benefits to be derived by the Sub-Adviser as a result of its relationship with the Fund. These benefits included in certain cases research and other benefits in connection with brokerage commissions paid by the

NORTHERN FUNDS ANNUAL REPORT	135	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS continued

Fund. The Trustees also considered the other relationships, if any, that the Sub-Adviser had with Northern, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by Northern, the Trustees concluded that the fees to be paid to the Sub-Adviser with respect to the Northern Engage360™ Fund were reasonable in light of the services to be provided by them and that the New Sub-Advisory Agreement should be approved to take effect when the change of control transaction with respect to Denver took place.

MULTI-MANAGER FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND1,2,4,5,10,11

ACTIVE M INTERNATIONAL EQUITY FUND1,2,4,10,11

ACTIVE M U.S. EQUITY FUND2,10,11

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

    FUND1,2,4,5,7,8,10,11

MULTI-MANAGER GLOBAL REAL ESTATE FUND2,4,9,10,11

NORTHERN ENGAGE 360™ FUND1,2,4,5,10,11,12

MULTI-MANAGER EMERGING MARKETS DEBT     OPPORTUNITY FUND1,3,4,5,6,8

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND1,3,4,6

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

9 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

10 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

12 New Fund Risk: New fund risk is the risk that the Fund, because it is new with no operating history; will not grow or maintain an economically viable size, in which case the Board of Trustees of the Trust may determine to liquidate the Fund.

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MULTI-MANAGER FUNDS

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MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	139	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND
Ticker Symbol: BBALX

9	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	FUND EXPENSES

18	TRUSTEES AND OFFICERS

22	BENCHMARK INFORMATION

23	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

This report has been prepared for the general information of Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Global Tactical Asset Allocation Fund summary prospectus or prospectus, which contains complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read the summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2018, financial markets benefited from a combination of global growth momentum and subdued inflation. Major developed market central banks began taking smalls steps to normalize monetary policy, led by the U.S. Federal Reserve, which implemented a plan to gradually reduce the size of its balance sheet and raised interest rates three times. The political environment was closely followed by investors, including the passage of tax changes in the United States and support for populist political parties in Europe. Market volatility returned in February and March of 2018 based on increasing concerns about inflation and global trade. Risk assets performed well, with global equities performing the best among major asset classes. Returns across the major equity regions were all in double digits, led by emerging market equities at 25.2%, with non-U.S. developed market equities at 14.3%, and U.S. equities at 14.0% (as measured by the MSCI Emerging MarketsSM, MSCI World ex-US, and MSCI US indices, respectively). Returns within fixed income were more modest, with investment-grade fixed income as gauged by the Bloomberg Barclays U.S. Aggregate Bond Index returning 1.2% and high-yield fixed income as gauged by the Bloomberg Barclays U.S. Corporate High Yield Bond Index returning 3.8%.

The Fund returned 8.55% during the 12-month reporting period ended March 31, 2018, trailing the 9.28% return of its blended benchmark for the same period. Strategic positioning was hurt by the weak performance of high-yield fixed income and real assets compared to global equities. Tactical positioning benefited primarily from an underweight in investment-grade fixed income and an overweight to global equities. Exposure to risk factors such as value, small size and high yield acted as a constraint on relative performance for the period.

Relative to its strategic norms, the Fund ended the period overweight risk, with meaningful overweights to non-U.S. developed market equities and emerging market stocks, and slight overweights to U.S. equities and high yield fixed income. These overweights were funded primarily through a considerable underweight to investment-grade fixed income. The Fund remains committed to broad global diversification and exposure to risk factors that have been demonstrated to support long-term performance.

PORTFOLIO MANAGERS

BOB BROWNE With Northern Trust since 2009
DANIEL J. PHILLIPS With Northern Trust since 2005
JIM McDONALD With Northern Trust since 2001

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2018
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 7/1/93
GLOBAL TACTICAL ASSET ALLOCATION FUND	8.55%	5.74%	5.84	%*	6.29	%*
BLENDED INDEX**	9.28	6.34	5.15		6.76
MSCI ACWI INDEX	14.85	9.14	5.54		7.30
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	1.20	1.83	3.63		5.19

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*	Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

GROWTH OF A $10,000 INVESTMENT

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Information about Benchmarks and Investment Considerations can be found on page 22 and page 23.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2018

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments, at value	$830
Investments in affiliates, at value	93,246
Dividend income receivable	12
Receivable for fund shares sold	53
Receivable from investment adviser	3
Prepaid and other assets	2
Total Assets	94,146
LIABILITIES:
Payable for fund shares redeemed	52
Payable to affiliates:
Management fees	4
Custody fees	2
Shareholder servicing fees	8
Trustee fees	3
Accrued other liabilities	32
Total Liabilities	101
Net Assets	$94,045
ANALYSIS OF NET ASSETS:
Capital stock	$83,573
Accumulated undistributed net investment income	247
Accumulated undistributed net realized loss	(31)
Net unrealized appreciation	10,256
Net Assets	$94,045
Shares Outstanding ($.0001 par value, unlimited authorization)	7,224
Net Asset Value, Redemption and Offering Price Per Share	$13.02
Investments, at cost	$843
Investments in affiliates, at cost	$82,977

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2018

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income	$8
Dividend income from investments in affiliates	2,476
Total Investment Income	2,484
EXPENSES:
Management fees	204
Custody fees	22
Transfer agent fees	13
Blue sky fees	23
SEC fees	1
Printing fees	41
Professional fees	38
Shareholder servicing fees	27
Trustee fees	10
Other	13
Total Expenses	392
Less expenses reimbursed by investment adviser	(155)
Net Expenses	237
Net Investment Income	2,247
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	2
Investments in affiliates	1,817
Net changes in unrealized appreciation (depreciation) on:
Investments	(13)
Investments in affiliates	3,064
Net Gains	4,870
Net Increase in Net Assets Resulting from Operations	$7,117

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2018	2017
OPERATIONS:
Net investment income	$2,247	$2,010
Net realized gains (losses)	1,819	(272)
Net change in unrealized appreciation	3,051	6,010
Net Increase in Net Assets Resulting from Operations	7,117	7,748
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	5,687	6,316
Net Increase in Net Assets Resulting from Capital Share Transactions	5,687	6,316
DISTRIBUTIONS PAID:
From net investment income	(2,257)	(2,166)
From net realized gains	(800)	–
Total Distributions Paid	(3,057)	(2,166)
Total Increase in Net Assets	9,747	11,898
NET ASSETS:
Beginning of year	84,298	72,400
End of year	$94,045	$84,298
Accumulated Undistributed Net Investment Income	$247	$257

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2018	2017		2016		2015	2014
Net Asset Value, Beginning of Year	$12.41	$11.54		$12.20		$12.20	$11.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.32		0.33		0.24	0.20
Net realized and unrealized gains (losses)	0.72	0.90		(0.52)		0.06	0.81
Total from Investment Operations	1.05	1.22		(0.19)		0.30	1.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)	(0.35	)(1)	(0.32	)(1)	(0.21)	(0.21)
From net realized gains	(0.11)	–		(0.15)		(0.09)	–
Total Distributions Paid	(0.44)	(0.35)		(0.47)		(0.30)	(0.21)
Net Asset Value, End of Year	$13.02	$12.41		$11.54		$12.20	$12.20
Total Return(2)	8.55%	10.73%		(1.52)%		2.51%	8.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$94,045	$84,298		$72,400		$79,345	$81,591
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)(4)	0.27%	0.27%		0.27%		0.26%	0.25%
Expenses, before reimbursements and credits(4)	0.44%	0.49%		0.46%		0.53%	0.75%
Net investment income, net of reimbursements and credits(3)	2.53%	2.67%		2.78%		1.95%	1.79%
Net investment income, before reimbursements and credits	2.36%	2.45%		2.59%		1.68%	1.29%
Portfolio Turnover Rate	25.39%	27.84%		20.49%		51.55%	23.95%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017 and less than 0.005 percent for the fiscal years ended March 31, 2016, 2015 and 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2018

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 100.0%

FlexShares Credit-Scored U.S. Corporate Bond Index Fund (1)	41,789	$2,067

FlexShares Credit-Scored U.S. Long Corporate Bond Index Fund (1)	20,096	1,050

FlexShares Disciplined Duration MBS Index Fund (1)	92,695	2,172

FlexShares Global Quality Real Estate Index Fund (1)	31,507	1,905

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	153,010	3,784

FlexShares International Quality Dividend Index Fund (1)	356,841	9,399

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	139,097	9,424

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	153,586	9,352

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	143,931	4,689

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	114,634	12,577

FlexShares Quality Dividend Index Fund (1)	203,058	8,880

FlexShares Ready Access Variable Income Fund (1)	23,656	1,782

FlexShares STOXX Global Broad Infrastructure Index Fund (1)	40,199	1,855

iShares 20+ Year Treasury Bond ETF	686	84

iShares 3-7 Year Treasury Bond ETF	5,462	659

iShares 7-10 Year Treasury Bond ETF	846	87

NF – Bond Index Fund (1)	1,780,905	18,361

NF – High Yield Fixed Income Fund (1)	828,009	5,564

NIF – U.S. Government Portfolio, 1.43% (1)(2)	384,767	385
Total Investment Companies
(Cost $83,820)		94,076

Total Investments – 100.0%
(Cost $83,820)		94,076

Liabilities less Other Assets – (0.0%)		(31)
NET ASSETS – 100.0%		$94,045

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, Northern Institutional Funds and FlexShares Trust.
(2)	7-day current yield as of March 31, 2018 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2018, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	13.4%	FlexShares Morningstar U.S. Market Factor Tilt Index Fund

U.S. Equity	9.4	FlexShares Quality Dividend Index Fund

Non U.S. Equity – Developed	10.0	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund

Non U.S. Equity – Developed	10.0	FlexShares International Quality Dividend Index Fund

Non U.S. Equity – Emerging Markets	9.9	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	2.0	FlexShares Global Quality Real Estate Index Fund

U.S. Bonds – High Yield	5.9	NF High Yield Fixed Income Fund

U.S. Bonds – Investment Grade	19.6	NF Bond Index Fund

U.S. Bonds – Investment Grade	1.9	FlexShares Ready Access Variable Income Fund

U.S. Bonds – Investment Grade	2.2	FlexShares Credit-Scored U.S. Corporate Bond Index Fund

U.S. Bonds – Investment Grade	2.3	FlexShares Disciplined Duration MBS Index Fund

U.S. Bonds – Investment Grade	1.1	FlexShares Credit-Scored U.S. Long Corporate Bond Index Fund

U.S. Bonds – Investment Grade	0.1	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	0.7	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	0.1	iShares 20+ Year Treasury Bond ETF

U.S. Bonds – Inflation Protected	4.0	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund

Comodities/Natural Resources	5.0	FlexShares Morningstar Global Upstream Natural Resources Index Fund

Global Infrastructure	2.0	FlexShares STOXX Global Broad Infrastructure Index Fund

Cash	0.4	NIF U.S. Government Portfolio
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2018:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$94,076	$–	$–	$94,076

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2017.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange Traded Fund

MBS - Mortgage-Backed Security

NF - Northern Funds

NIF - Northern Institutional Funds

TIPS - Treasury Inflation Protected Securities

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2018

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2018, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statement of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations.

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts when seeking to hedge against fluctuations in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Fund during the fiscal year ended March 31, 2018.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

E) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gains or losses on in-kind transactions.

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2018

These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2018, the Fund did not record any reclassifications.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2018, the Global Tactical Asset Allocation Fund utilized approximately $229,000 in capital loss carryforwards.

There were no capital losses incurred that will be carried forward indefinitely under the provisions of the Act.

At March 31, 2018, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS (LOSSES)
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$252	$735	$9,488

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,257	$800

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,166	$–

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Fund beneficially owned by their customers. Service Plan expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2018. There were no shareholder servicing fees paid by the Fund to Northern Trust or its affiliates during the fiscal year ended March 31, 2018.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which expired on November 20, 2017 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

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NOTES TO THE FINANCIAL STATEMENTS continued

During the fiscal year ended March 31, 2018, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Global Tactical Asset Allocation	$513	2.18%

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2018, the annual management fees and contractual expense limitations for the Fund were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2018. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/ or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS – U.S. GOVERNMENT PORTFOLIO

The Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2018,

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2018

the uninvested cash of the Fund is invested in the Northern Institutional Funds U.S. Government Portfolio (the Portfolio ). Prior to November 29, 2017, the uninvested cash of the Fund was invested in the Northern Institutional Funds Government Assets Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES	SALES
Amounts in thousands	OTHER	OTHER
Global Tactical Asset Allocation	$27,241	$22,416

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Global Tactical Asset Allocation	$10,501	$(1,013)	$9,488	$84,588

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,859	$24,055	196	$2,545	(1,623)	$(20,913)	432	$5,687

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,762	$21,152	139	$1,644	(1,384)	$(16,480)	517	$6,316

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares Credit-Scored U.S. Corporate Bond Index Fund	$–	$2,260	$142	$(50)	$(1)	$30	$2,067	42

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2018

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares Credit-Scored U.S. Long Corporate Bond Index Fund	–	1,062	–	(12)	–	19	1,050	20
FlexShares Disciplined Duration MBS Index Fund	–	2,219	–	(47)	–	41	2,172	93
FlexShares Global Quality Real Estate Index Fund	2,568	332	1,118	106	17	41	1,905	32
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	3,360	674	174	(70)	(6)	69	3,784	153
FlexShares International Quality Dividend Index Fund	8,533	870	698	695	(1)	354	9,399	357
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	4,254	4,831	527	808	58	244	9,424	139
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	6,882	2,718	1,590	1,072	270	192	9,352	154
FlexShares Morningstar Global Upstream Natural Resources Index Fund	5,910	530	2,189	287	151	102	4,689	144
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	12,891	1,297	2,709	501	597	196	12,577	115
FlexShares Quality Dividend Index Fund	11,136	1,231	4,282	45	750	270	8,880	203
FlexShares Ready Access Variable Income Fund	–	1,827	41	(4)	–	21	1,782	24
FlexShares STOXX Global Broad Infrastructure Index Fund	2,541	247	977	(57)	101	60	1,855	40
NF – Bond Index Fund	19,227	5,231	5,863	(128)	(106)	451	18,361	1,781
NF – High Yield Fixed Income Fund	6,705	819	1,865	(82)	(13)	380	5,564	828
NIF – Government Assets Portfolio*	359	21,459	21,818	–	–	3	–	–
NIF – U.S. Government Portfolio	–	8,464	8,079	–	–	3	385	385
	$84,366	$56,071	$52,072	$3,064	$1,817	$2,476	$93,246	4,510

*	Effective November 28, 2017, the Northern Institutional Funds Government Assets Portfolio was reorganized into the Northern Institutional Funds U.S. Government Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms that are effective on or after June 1, 2018 to determine the impact to the Funds.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2018

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2018 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION – The Fund made capital gain distributions in December 2017, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Global Tactical Asset Allocation	$0.114655

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year ended March 31, 2018 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation	2.37%

LONG-TERM CAPITAL GAIN – The Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2018:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Global Tactical Asset Allocation	$735

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2018, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2017:

QDI PERCENTAGE
Global Tactical Asset Allocation	41.38%

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2017 – 3/31/2018” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of univested cash in affiliated money market funds (See page 12) which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID* 10/1/2017- 3/31/2018
Actual	0.27%	$1,000.00	$1,024.90	$1.36
Hypothetical	0.27%	$1,000.00	$1,023.59	$1.36

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 74 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 61 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Harvard Advanced Leadership Fellow 2016;

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 44 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective April 1, 2018.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of Product Management, ETFs, and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 801 South Canal Street Chicago, IL 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2018 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blend Index (Blend Index) consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Because the Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.

Asset Allocation Risk: The selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial and regulatory events. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that an Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

High-Yield Risk: Non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

Interest Rate/Maturity Risk: The value of the Fund or an Underlying Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for Underlying Funds that hold long-term fixed-income securities than those that invest in shorter-term fixed-income securities.

Large Cap Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have more limited product lines or financial resources, and may be dependent on a particular niche in the market.

Real Estate Risk: Investments in real estate trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the underlying funds in which it invests. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2018 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2018 and March 31, 2017, respectively, as follows:

	2018					2017
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$812,240		$0	$3,174,000	(3)	$812,240		$0	$2,322,000	(3)

(b) Audit-Related Fees	$154,000	(1)	$0	$133,000	(4)	$155,100	(1)	$0	$81,000	(4)

(c)Tax Fees	$137,720	(2)	$0	$3,840,000	(5)	$137,720	(2)	$0	$2,880,000	(5)

(d) All Other Fees	$0		$0	$2,799,000	(7)	$0		$0	$5,607,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and registered investment company tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, Internal Audit Co-Sourcing, Sarbanes-Oxley Consulting, and other consulting services.
(7)	Amounts relate to Regulatory Consulting, Sarbanes-Oxley Consulting, BASAL Committee support, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2018 and March 31, 2017, respectively, are Northern Trust Investments, Inc. (“NTI”)

and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $7,063,720 and $8,860,820 for 2018 and 2017, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on May 31, 2017 (Accession Number 0001193125-17-189259).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 1, 2018

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 1, 2018